UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07332 and 811-08162

Name of Fund: BlackRock Funds III and Master Investment Portfolio

BlackRock Funds III

BlackRock Russell 1000® Index Fund

BlackRock ACWI ex-US Index Fund

BlackRock CoreAlpha Bond Fund

BlackRock Bond Index Fund

BlackRock S&P 500 Stock Fund

LifePath® Retirement Portfolio

LifePath 2020 Portfolio®

LifePath® 2025 Portfolio

LifePath 2030 Portfolio®

LifePath® 2035 Portfolio

LifePath 2040 Portfolio®

LifePath® 2045 Portfolio

LifePath® 2050 Portfolio

LifePath® 2055 Portfolio

LifePath® Index Retirement Portfolio

LifePath® Index 2020 Portfolio

LifePath® Index 2025 Portfolio

LifePath® Index 2030 Portfolio

LifePath® Index 2035 Portfolio

LifePath® Index 2040 Portfolio

LifePath® Index 2045 Portfolio

LifePath® Index 2050 Portfolio

LifePath® Index 2055 Portfolio

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Government

BlackRock Cash Funds: Treasury

Master Investment Portfolio

Russell 1000® Index Master Portfolio

ACWI ex-US Index Master Portfolio

Bond Index Master Portfolio

S&P 500 Stock Master Portfolio

LifePath® Retirement Master Portfolio

LifePath 2020 Master Portfolio®

LifePath® 2025 Master Portfolio

LifePath 2030 Master Portfolio®

LifePath® 2035 Master Portfolio

LifePath 2040 Master Portfolio®

LifePath® 2045 Master Portfolio

LifePath® 2050 Master Portfolio

LifePath® 2055 Master Portfolio

LifePath® Index Retirement Master Portfolio

LifePath® Index 2020 Master Portfolio

LifePath® Index 2025 Master Portfolio

LifePath® Index 2030 Master Portfolio

LifePath® Index 2035 Master Portfolio

LifePath® Index 2040 Master Portfolio

LifePath® Index 2045 Master Portfolio

LifePath® Index 2050 Master Portfolio

LifePath® Index 2055 Master Portfolio

Active Stock Master Portfolio

CoreAlpha Bond Master Portfolio

Money Market Master Portfolio

Prime Money Market Master Portfolio

Government Money Market Master Portfolio

Treasury Money Market Master Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and

Master Investment Portfolio, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2012

Date of reporting period: 12/31/2012

Item 1 – Report to Stockholders

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Russell 1000® Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2012	BlackRock Russell 1000 ® Index Fund

Investment Objective

BlackRock Russell 1000® Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended December 31, 2012, the Fund’s Institutional, Investor A and Class K Shares returned 16.42%, 16.18% and 16.37%, respectively, while the benchmark Russell 1000® Index returned 16.42%. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. The index includes approximately 1000 of the largest securities in the Russell 3000® Index based on a combination of their market-capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Russell 1000® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Following a tumultuous 2011, equity markets began the new year with a strong rally amid lower volatility. The debt situation in Europe had stabilized and global liquidity conditions improved as the European Central Bank (“ECB”) implemented its long-term refinancing operations. Positive economic indicators out of the United States brightened the outlook for the world economy and equities moved higher through the first two months of 2012.

•

A flare-up in the European debt crisis halted the rally in the spring. Political instability in Greece caused anxiety about whether the country would continue its membership in the eurozone. Spain faced severe deficit and policymaking issues and a liquidity crisis in the nation’s banks. Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Many European countries fell into recession. In the United States, disappointing jobs reports signaled that the recovery was losing steam. US equities gave back half of their year-to-date gains by the end of May.

•

As the global economic picture dimmed, investors grew increasingly optimistic that the world’s central banks would intervene to stimulate growth. Meanwhile, European leaders took meaningful steps toward fiscal integration in the euro currency bloc. These positive themes drove an equity rebound in June. In July, ECB president Mario Draghi boosted investor confidence by stating that the ECB was committed to do “whatever it takes” to hold the eurozone together. This assurance along with growing hopes for additional central bank stimulus, overshadowed concerns about the dreary economic landscape and US stocks continued their advance through the third quarter. In September, the ECB announced its decision to backstop eurozone governments with unlimited purchases of short-term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus program involving purchases of agency mortgage-backed securities.

•

Concerns about the world economy resurfaced in the fall amid political uncertainty in key nations. Global trade slowed as Europe’s recession deepened, US growth remained lackluster and growth continued to decelerate in China, where a once-in-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts set to take effect at the beginning of 2013, known as the “fiscal cliff,” threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that political gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in equity markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the fiscal cliff with a last-minute tax deal, spurring relief rallies in stock markets globally. However, relief from US fiscal worries was only partial as decisions relating to spending cuts and the national debt ceiling remained pending as financial markets closed for the year. Despite a downtrodden economic environment and a suspenseful lead-up to the US fiscal cliff deadline, US stock prices moved higher through the final months of 2012 as investors took on more risk to achieve meaningful returns in the low interest rate environment.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

BlackRock Russell 1000 ® Index Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]	The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of large companies located in the United States.

[3]

The unmanaged index measures the performance of the large-cap segment of the U.S. equity universe and covers approximately 1000 of the largest securities based on a combination of their market capitalization and current index membership of the U.S. markets.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	Since Inception[6]
Institutional	6.32%	16.42%	6.09%
Investor A	6.20	16.18	5.83
Class K	6.25	16.37	6.08
Russell 1000® Index	6.44	16.42	6.26

[5]	See “About Fund Performance” on Page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on March 31, 2011.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,063.20	$1.19	$1,000.00	$1,023.98	$1.17	0.23%
Investor A	$1,000.00	$1,062.00	$2.38	$1,000.00	$1,022.82	$2.34	0.46%
Class K	$1,000.00	$1,062.50	$0.93	$1,000.00	$1,024.23	$0.92	0.18%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	5

About Fund Performance	BlackRock Russell 1000 ® Index Fund

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from income available to be paid to shareholders. The Fund’s administrator waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge equity risks or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Statement of Assets and Liabilities	BlackRock Russell 1000 ® Index Fund

December 31, 2012

Assets
Investments at value — Master Portfolio (cost — $55,376,148)	$59,918,194
Capital shares sold receivable	912,365
Receivable from administrator	27,354
Prepaid expenses	4,361

Total assets	60,862,274

Liabilities
Contributions payable to the Master Portfolio	912,243
Capital gain distributions payable	560,668
Income dividends payable	352,465
Professional fees payable	30,319
Printing fees payable	5,524
Transfer agent fees payable	3,444
Administration fees payable	917
Service fees payable	451
Registration fees payable	206
Capital shares redeemed payable	121
Other accrued expenses payable	3,973

Total liabilities	1,870,331

Net Assets	$58,991,943

Net Assets Consist of
Paid-in capital	$54,851,772
Undistributed net investment income	8,359
Accumulated net realized loss allocated from the Master Portfolio	(410,234)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	4,542,046

Net Assets	$58,991,943

Net Asset Value
Institutional — Based on net assets of $28,056 and 2,643 shares outstanding, unlimited number of shares authorized, no par value	$10.62

Investor A — Based on net assets of $2,310,020 and 217,776 shares outstanding, unlimited number of shares authorized, no par value	$10.61

Class K — Based on net assets of $56,653,867 and 5,337,686 shares outstanding, unlimited number of shares authorized, no par value	$10.61

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	7

Statement of Operations	BlackRock Russell 1000 ® Index Fund

Year Ended December 31, 2012

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$1,193,338
Dividends — affiliated	11,458
Securities lending — affiliated — net	15,909
Income — affiliated	4,973
Interest	78
Expenses	(59,579)
Fees waived	1,242

Total income	1,167,419

Fund Expenses
Professional	64,082
Offering	49,107
Administration	42,778
Registration	36,831
Printing	15,028
Service — Investor A	5,548
Transfer agent — Investor A	1,521
Transfer agent — Class K	870
Transfer agent — Institutional	35
Miscellaneous	5,366
Recoupment of past waived fees — Class Specific	3,693

Total expenses	224,859
Less administration fees waived	(41,666)
Less transfer agent fees waived — Investor A	(20)
Less transfer agent fees waived — Class K	(199)
Less transfer agent fees reimbursed — Institutional	(22)
Less transfer agent fees reimbursed — Investor A	(1,005)
Less transfer agent fees reimbursed — Class K	(671)
Less fees waived and/or reimbursed by administrator	(137,338)

Total expenses after fees waived and/or reimbursed	43,938

Net investment income	1,123,481

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized gain from investments and financial futures contracts	539,039
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	6,380,008

Total realized and unrealized gain	6,919,047

Net Increase in Net Assets Resulting from Operations	$8,042,528

See Notes to Financial Statements.

8	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Statements of Changes in Net Assets	BlackRock Russell 1000 ® Index Fund

Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period March 31, 2011[1] to December 31, 2011

Operations
Net investment income	$1,123,481	$475,161
Net realized gain	539,039	(363,500)
Net change in unrealized appreciation/depreciation	6,380,008	(1,837,962)

Net increase (decrease) in net assets resulting from operations	8,042,528	(1,726,301)

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	(540)	(305)
Investor A	(40,671)	(10,478)
Class K	(1,082,047)	(456,242)
Net realized gain:
Institutional	(282)	(2)
Investor A	(22,872)	(55)
Class K	(560,171)	(2,391)
Tax return of capital:
Institutional	—	(7)
Investor A	—	(257)
Class K	—	(11,181)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,706,583)	(480,918)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,929,677	50,933,540

Net Assets
Total increase in net assets	10,265,622	48,726,321
Beginning of period	48,726,321	—

End of period	$58,991,943	$48,726,321

Undistributed net investment income	$8,359	$8,136

[1]	Commencement of operations.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	9

Financial Highlights	BlackRock Russell 1000 ® Index Fund

	Institutional
	Year Ended December 31, 2012		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.40		$10.00

Net investment income[2]	0.21		0.13
Net realized and unrealized gain (loss)	1.33		(0.60)

Net increase (decrease) from investment operations	1.54		(0.47)

Dividends and distributions from:[3]
Net investment income	(0.21)		(0.13)
Net realized capital gain	(0.11)		(0.00)[4]
Tax return of capital	—		(0.00)[4]

Total dividends and distributions	(0.32)		(0.13)

Net asset value, end of period	$10.62		$9.40

Total Investment Return[5]
Based on net asset value	16.42%		(4.72)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.65%	[8]	1.84% [9,10,11]

Total expenses after fees waived and/or reimbursed	0.23%	[8]	0.22% [9,10]

Net investment income	2.07%	[8]	1.86% [9,10]

Supplemental Data
Net assets, end of period (000)	$28		$24

Portfolio turnover of the Master Portfolio	16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestments of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.00%.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.84%.

See Notes to Financial Statements.

10	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock Russell 1000 ® Index Fund

	Investor A
	Year Ended December 31, 2012		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.39		$10.00

Net investment income[2]	0.19		0.13
Net realized and unrealized gain (loss)	1.33		(0.62)

Net increase (decrease) from investment operations	1.52		(0.49)

Dividends and distributions from:[3]
Net investment income	(0.19)		(0.12)
Net realized capital gain	(0.11)		(0.00)[4]
Tax return of capital	—		(0.00)[4]

Total dividends and distributions	(0.30)		(0.12)

Net asset value, end of period	$10.61		$9.39

Total Investment Return[5]
Based on net asset value	16.18%		(4.93)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.83%	[8]	1.40% [9,10,11]

Total expenses after fees waived and/or reimbursed	0.45%	[8]	0.45% [9,10]

Net investment income	1.83%	[8]	1.80% [9,10]

Supplemental Data
Net assets, end of period (000)	$2,310		$1,918

Portfolio turnover of the Master Portfolio	16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestments of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.00%.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.40%.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	11

Financial Highlights (concluded)	BlackRock Russell 1000 ® Index Fund

	Class K
	Year Ended December 31, 2012		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.40		$10.00

Net investment income[2]	0.22		0.13
Net realized and unrealized gain (loss)	1.32		(0.60)

Net increase (decrease) from investment operations	1.54		(0.47)

Dividends and distributions from:[3]
Net investment income	(0.22)		(0.13)
Net realized capital gain	(0.11)		(0.00)[4]
Tax return of capital	—		(0.00)[4]

Total dividends and distributions	(0.33)		(0.13)

Net asset value, end of period	$10.61		$9.40

Total Investment Return[5]
Based on net asset value	16.37%		(4.68)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.52%	[8]	1.11% [9,10,11]

Total expenses after fees waived and/or reimbursed	0.18%	[8]	0.18% [9,10]

Net investment income	2.11%	[8]	2.02% [9,10]

Supplemental Data
Net assets, end of period (000)	$56,654		$46,785

Portfolio turnover of the Master Portfolio	16%		10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestments of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.00%.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[11]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.12%.

See Notes to Financial Statements.

12	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements	BlackRock Russell 1000 ® Index Fund

1. Organization and Significant Accounting Policies:

BlackRock Russell 1000® Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in Russell 1000® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2012 was 13.61%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the year ended December 31, 2012 and period ended December 31, 2011. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Offering Costs: Offering costs associated with the establishment of the Fund are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays BTC a monthly fee at an

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	13

Notes to Financial Statements (continued)	BlackRock Russell 1000 ® Index Fund

annual rate of 0.08% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as the Fund’s administrator and entered into an Administration Agreement with the Trust, on behalf of the Fund, on similar terms.

BlackRock Fund Advisors (“BFA”), the investment advisor for the Master Portfolio, BAL and previously BTC, contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 0.23% for Institutional, 0.48% for Investor A and 0.18% for Class K. BFA, BAL and previously BTC have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board, including a majority of the independent trustees. These amounts are shown as or included in administration fees waived, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and fees reimbursed by administrator.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal periods received a waiver or reimbursement from BFA, BAL or previously BTC as applicable, are less than the expense limit for that share class, the share class is required to repay BFA, BAL or previously BTC, as applicable, up to the lesser of (a) the amount of fees waived or expenses reimbursed during the prior two fiscal periods under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BFA, BAL or previously BTC or an affiliate serves as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA, BAL or previously BTC, as applicable, becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA, BAL or previously BTC, as applicable, shall be calculated by reference to the expense limit for that share class in effect at the time BFA, BAL or previously BTC became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2012, BTC and BAL recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

	BTC	BAL
Fund level	—	$3,220
Investor A	$48	—
Class K	—	$425

On December 31, 2012, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2013	2014
	BTC	BTC	BAL
Fund level	$208,239	$111,439	$64,013
Institutional	$18	$14	$8
Investor A	—	—	$1,025
Class K	$2,343	$870	—

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Investor A Shares Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to Investor A shareholders.

BAL, and previously BTC, maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2012, the Fund reimbursed BAL, and previously BTC, the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	BTC	BAL
Institutional	$12	$10
Investor A	—	$1,005
Class K	$671	—

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

3. Income Tax Information:

The tax character of distributions paid during the fiscal year ended December 31, 2012 and the period ended December 31, 2011 were as follows:

	12/31/2012	12/31/2011
Ordinary income	$1,316,285	$467,025
Long-term capital gains	390,298	2,448
Tax return of capital	—	11,445

Total	$1,706,583	$480,918

14	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	BlackRock Russell 1000 ® Index Fund

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$71,163
Undistributed long-term capital gains	32,493
Net unrealized gains*	4,036,515

Total	$4,140,171

*	The difference between book-basis and tax-basis net unrealized gains was attributable to the timing and recognition of partnership income.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Period March 31, 2011[1] to December 31, 2011
BlackRock Russell 1000® Index Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	141	$1,500	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	2	24	—	—

Net increase	143	$1,524	2,500	$25,000

Investor A
Shares sold	44,913	$470,413	214,918	$2,004,613
Shares issued to shareholders in reinvestment of dividends and distributions	5,943	62,803	1,119	10,502
Shares redeemed	(37,196)	(391,681)	(11,921)	(111,943)

Net increase	13,660	$141,535	204,116	$1,903,172

Class K
Shares sold	775,317	$8,129,202	6,295,842	$61,804,812
Shares issued to shareholders in reinvestment of dividends and distributions	9	94	—	—
Shares redeemed	(415,103)	(4,342,678)	(1,318,379)	(12,799,444)

Net increase	360,223	$3,786,618	4,977,463	$49,005,368

Total Net Increase	374,026	$3,929,677	5,184,079	$50,933,540

[1] Commencement of operations.

At December 31, 2012, shares owned by affiliates were as follows:

Shares
Institutional	2,500
Investor A	2,500
Class K	2,538

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	15

Report of Independent Registered Public Accounting Firm	BlackRock Russell 1000 ® Index Fund

To the Shareholders and Board of Trustees of

BlackRock Funds III:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Russell 1000® Index Fund, a series of BlackRock Funds III (the “Trust”), at December 31, 2012, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended December 31, 2012 and the period June 30, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2012:

January 2012-December 2012
Qualified Dividend Income for Individuals[1]	83.67%
Dividends Qualifying for the Dividend Received Deductions for Corporations[1]	81.71%
Interest Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]	14.66%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.071368 per share to shareholders on record December 28, 2012.

16	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Master Portfolio Information as of December 31, 2012	Russell 1000® Index Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	3%
Exxon Mobil Corp.	3
iShares Russell 1000® Index Fund	2
General Electric Co.	2
Chevron Corp.	1
International Business Machines Corp.	1
Microsoft Corp.	1
AT&T, Inc.	1
Johnson & Johnson	1
Pfizer, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	18%
Financials	16
Consumer Discretionary	12
Health Care	11
Industrials	11
Energy	10
Consumer Staples	10
Materials	4
Utilities	3
Telecommunication Services	3
Investment Companies	2

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	17

Schedule of Investments December 31, 2012	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.2%
Alliant Techsystems, Inc.	955	$59,172
BE Aerospace, Inc. (a)	2,832	139,901
The Boeing Co.	21,692	1,634,709
Engility Holdings, Inc. (a)(b)	511	9,842
Exelis, Inc.	5,479	61,748
General Dynamics Corp.	9,199	637,215
Honeywell International, Inc.	22,565	1,432,201
Huntington Ingalls Industries, Inc.	1,407	60,979
L-3 Communications Holdings, Inc.	2,820	216,068
Lockheed Martin Corp.	7,549	696,697
Northrop Grumman Corp.	7,282	492,118
Precision Castparts Corp. (b)	4,208	797,079
Raytheon Co.	9,652	555,569
Rockwell Collins, Inc. (b)	4,198	244,198
Spirit Aerosystems Holdings, Inc., Class A (a)	3,410	57,868
Textron, Inc.	8,113	201,121
TransDigm Group, Inc. (b)	1,479	201,677
Triumph Group, Inc.	1,448	94,554
United Technologies Corp.	26,393	2,164,490

		9,757,206
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	4,708	297,640
Expeditors International of Washington, Inc.	6,149	243,193
FedEx Corp.	9,132	837,587
United Parcel Service, Inc., Class B (b)	20,979	1,546,782
UTi Worldwide, Inc.	2,948	39,503

		2,964,705
Airlines — 0.2%
Copa Holdings SA	961	95,572
Delta Air Lines, Inc. (a)	24,597	291,966
Southwest Airlines Co. (b)	22,222	227,553
United Continental Holdings, Inc. (a)(b)	9,612	224,729

		839,820
Auto Components — 0.4%
Allison Transmission Holdings, Inc.	752	15,356
BorgWarner, Inc. (a)(b)	3,318	237,635
Delphi Automotive Plc (a)	9,503	363,490
Gentex Corp. (b)	4,209	79,213
The Goodyear Tire & Rubber Co. (a)	7,110	98,189
Johnson Controls, Inc. (b)	19,696	604,667
Lear Corp.	2,883	135,040
TRW Automotive Holdings Corp. (a)	2,914	156,220
Visteon Corp. (a)	1,532	82,452

		1,772,262
Automobiles — 0.6%
Ford Motor Co. (b)	108,640	1,406,888
General Motors Co. (a)	22,172	639,219
Harley-Davidson, Inc. (b)	6,703	327,374
Tesla Motors, Inc. (a)(b)	2,071	70,145
Thor Industries, Inc. (b)	1,248	46,713

		2,490,339
Beverages — 2.0%
Beam, Inc.	4,562	278,693
Brown-Forman Corp., Class B	4,335	274,189
The Coca-Cola Co.	112,506	4,078,342
Coca-Cola Enterprises, Inc.	8,686	275,607

Common Stocks	Shares	Value

Beverages (concluded)
Constellation Brands, Inc. (a)	4,270	$151,115
Dr Pepper Snapple Group, Inc.	6,132	270,912
Molson Coors Brewing Co., Class B	3,707	158,623
Monster Beverage Corp. (a)	4,172	220,615
PepsiCo Inc.	45,294	3,099,468

		8,807,564
Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc. (a)	5,562	521,771
Amgen, Inc.	22,523	1,944,185
Ariad Pharmaceuticals, Inc. (a)	4,809	92,237
Biogen Idec, Inc. (a)	6,937	1,017,450
BioMarin Pharmaceutical, Inc. (a)	3,536	174,148
Celgene Corp. (a)	12,756	1,004,152
Gilead Sciences, Inc. (a)	21,932	1,610,905
Incyte Corp. Ltd. (a)	2,737	45,462
Medivation, Inc. (a)	2,098	107,334
Myriad Genetics, Inc. (a)	2,487	67,771
Onyx Pharmaceuticals, Inc. (a)	1,863	140,712
Regeneron Pharmaceuticals, Inc. (a)	2,236	382,513
United Therapeutics Corp. (a)	1,437	76,765
Vertex Pharmaceuticals, Inc. (a)	6,110	256,253

		7,441,658
Building Products — 0.1%
Armstrong World Industries, Inc. (b)	601	30,489
Fortune Brands Home & Security, Inc. (a)	4,619	134,967
Lennox International, Inc.	1,487	78,097
Masco Corp. (b)	10,335	172,181
Owens Corning (a)	3,520	130,205

		545,939
Capital Markets — 2.0%
Affiliated Managers Group, Inc. (a)	1,487	193,533
American Capital Ltd. (a)	9,455	113,460
Ameriprise Financial, Inc. (b)	6,005	376,093
Ares Capital Corp.	7,176	125,580
The Bank of New York Mellon Corp. (b)	34,539	887,652
BlackRock, Inc. (c)	3,688	762,346
The Charles Schwab Corp. (b)	31,109	446,725
E*TRADE Financial Corp. (a)	8,350	74,733
Eaton Vance Corp. (b)	3,345	106,538
Federated Investors, Inc., Class B (b)	2,618	52,962
Franklin Resources, Inc.	4,031	506,697
The Goldman Sachs Group, Inc.	14,245	1,817,092
Invesco Ltd.	12,977	338,570
Janus Capital Group, Inc. (b)	5,365	45,710
Jefferies Group, Inc. (b)	4,132	76,731
Lazard Ltd, Class A	3,315	98,920
Legg Mason, Inc. (b)	4,014	103,240
LPL Financial Holdings, Inc. (b)	1,446	40,719
Morgan Stanley	44,615	853,039
Northern Trust Corp.	6,241	313,049
Raymond James Financial, Inc. (b)	3,290	126,764
SEI Investments Co.	3,989	93,103
State Street Corp.	14,148	665,097
T Rowe Price Group, Inc.	7,386	481,050
TD Ameritrade Holding Corp. (b)	6,713	112,846
Waddell & Reed Financial, Inc. (b)	2,512	87,468

		8,899,717

See Notes to Financial Statements.

18	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Chemicals — 2.5%
Air Products & Chemicals, Inc.	6,122	$514,370
Airgas, Inc.	1,988	181,485
Albemarle Corp.	2,581	160,332
Ashland, Inc.	2,271	182,611
Cabot Corp.	1,854	73,771
Celanese Corp.	4,527	201,587
CF Industries Holdings, Inc.	1,900	386,004
Cytec Industries, Inc.	1,336	91,957
The Dow Chemical Co. (b)	34,617	1,118,821
E.I. du Pont de Nemours & Co.	27,136	1,220,306
Eastman Chemical Co. (b)	4,421	300,849
Ecolab, Inc. (b)	7,530	541,407
FMC Corp. (b)	3,970	232,324
Huntsman Corp.	5,560	88,404
International Flavors & Fragrances, Inc.	2,346	156,103
Intrepid Potash, Inc. (b)	1,561	33,234
Kronos Worldwide, Inc. (b)	538	10,491
LyondellBasell Industries NV, Class A	9,301	530,994
Monsanto Co.	15,448	1,462,153
The Mosaic Co.	8,586	486,225
NewMarket Corp. (b)	251	65,812
PPG Industries, Inc.	4,410	596,894
Praxair, Inc.	8,650	946,742
Rockwood Holdings, Inc.	1,993	98,574
RPM International, Inc.	3,807	111,774
The Sherwin-Williams Co. (b)	2,515	386,857
Sigma-Aldrich Corp. (b)	3,500	257,530
The Scotts Miracle-Gro Co., Class A (b)	1,222	53,829
Valspar Corp. (b)	2,695	168,168
Westlake Chemical Corp. (b)	574	45,518
WR Grace & Co. (a)	2,159	145,150

		10,850,276
Commercial Banks — 2.7%
Associated Banc-Corp.	5,095	66,846
Bank of Hawaii Corp. (b)	1,295	57,045
BankUnited, Inc. (b)	1,005	24,562
BB&T Corp.	20,230	588,895
BOK Financial Corp.	735	40,028
CapitalSource, Inc.	6,602	50,043
CIT Group, Inc. (a)	5,813	224,614
City National Corp. (b)	1,366	67,644
Comerica, Inc.	5,692	172,695
Commerce Bancshares, Inc. (b)	2,298	80,568
Cullen/Frost Bankers, Inc. (b)	1,552	84,227
East West Bancorp, Inc. (b)	4,202	90,301
Fifth Third Bancorp (b)	26,639	404,646
First Citizens Bancshares, Inc., Class A	147	24,035
First Horizon National Corp. (b)	7,394	73,275
First Niagara Financial Group, Inc.	10,280	81,520
First Republic Bank	2,960	97,029
Fulton Financial Corp. (b)	5,712	54,892
Huntington Bancshares, Inc.	25,024	159,903
KeyCorp	27,591	232,316
M&T Bank Corp. (b)	3,664	360,794
PNC Financial Services Group, Inc. (c)	15,313	892,901
Popular, Inc. (a)	2,957	61,476
Regions Financial Corp.	40,890	291,137
Signature Bank/New York NY (a)	1,410	100,589
SunTrust Banks, Inc.	15,582	441,750

Common Stocks	Shares	Value

Commercial Banks (concluded)
SVB Financial Group (a)	1,293	$72,369
Synovus Financial Corp.	3,304	8,095
TCF Financial Corp. (b)	4,637	56,340
U.S. Bancorp	54,856	1,752,101
Valley National Bancorp (b)	5,612	52,192
Wells Fargo & Co.	141,893	4,849,903
Zions BanCorp. (b)	5,329	114,041

		11,728,772
Commercial Services & Supplies — 0.6%
The ADT Corp.	6,700	311,483
Avery Dennison Corp. (b)	3,004	104,900
Cintas Corp. (b)	3,181	130,103
Clean Harbors, Inc. (a)	1,553	85,431
Copart, Inc. (a)	2,963	87,408
Corrections Corp. of America (b)	2,898	102,792
Covanta Holding Corp.	3,096	57,028
Iron Mountain, Inc.	4,815	149,506
KAR Auction Services, Inc.	816	16,516
Pitney Bowes, Inc. (b)	4,910	52,242
R.R. Donnelley & Sons Co. (b)	5,130	46,170
Republic Services, Inc. (b)	8,778	257,459
Rollins, Inc. (b)	1,821	40,135
Stericycle, Inc. (a)	2,463	229,724
Tyco International Ltd.	13,401	391,979
Waste Connections, Inc. (b)	3,569	120,597
Waste Management, Inc. (b)	13,403	452,217

		2,635,690
Communications Equipment — 1.7%
Acme Packet, Inc. (a)	1,657	36,653
Brocade Communications Systems, Inc. (a)	13,410	71,475
Cisco Systems, Inc.	155,139	3,048,481
EchoStar Corp. (a)	1,133	38,771
F5 Networks, Inc. (a)	2,298	223,251
Harris Corp. (b)	3,293	161,225
JDS Uniphase Corp. (a)	6,727	91,084
Juniper Networks, Inc. (a)	15,331	301,561
Motorola Solutions, Inc. (b)	8,456	470,830
Palo Alto Networks, Inc. (a)(b)	222	11,881
Polycom, Inc. (a)	5,148	53,848
QUALCOMM, Inc.	49,647	3,079,107
Riverbed Technology, Inc. (a)	4,508	88,898

		7,677,065
Computers & Peripherals — 4.2%
Apple, Inc.	27,080	14,434,452
Dell, Inc.	42,690	432,450
Diebold, Inc.	1,797	55,006
EMC Corp. (a)	60,807	1,538,417
Fusion-io, Inc. (a)(b)	1,919	44,003
Hewlett-Packard Co.	57,259	815,941
Lexmark International, Inc., Class A (b)	2,024	46,937
NCR Corp. (a)	4,594	117,055
NetApp, Inc. (a)	10,509	352,577
SanDisk Corp. (a)	7,054	307,272
Stratasys Ltd. (a)(b)	856	68,608
Western Digital Corp.	6,417	272,658

		18,485,376

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	19

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Construction & Engineering — 0.3%
AECOM Technology Corp. (a)	3,305	$78,659
Chicago Bridge & Iron Co. NV	2,806	130,058
Fluor Corp.	4,896	287,591
Jacobs Engineering Group, Inc. (a)	3,734	158,956
KBR, Inc.	4,294	128,477
Quanta Services, Inc. (a)	6,048	165,050
The Shaw Group, Inc. (a)	1,918	89,398
URS Corp.	2,203	86,490

		1,124,679
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	1,324	124,827
Vulcan Materials Co. (b)	3,745	194,927

		319,754
Consumer Finance — 0.8%
American Express Co.	28,997	1,666,747
Capital One Financial Corp.	16,806	973,572
Discover Financial Services	15,356	591,974
SLM Corp. (b)	13,859	237,405

		3,469,698
Containers & Packaging — 0.3%
Aptargroup, Inc. (b)	1,935	92,338
Ball Corp. (b)	4,535	202,941
Bemis Co., Inc.	2,991	100,079
Crown Holdings, Inc. (a)	4,308	158,578
Greif Inc, Class A	914	40,673
Owens-Illinois, Inc. (a)	4,783	101,734
Packaging Corp. of America (b)	2,840	109,255
Rock-Tenn Co, Class A	2,045	142,966
Sealed Air Corp. (b)	5,634	98,651
Silgan Holdings, Inc.	1,396	58,060
Sonoco Products Co.	2,927	87,020

		1,192,295
Distributors — 0.1%
Genuine Parts Co. (b)	4,514	287,000
LKQ Corp. (a)	8,533	180,046

		467,046
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	2,732	57,153
DeVry, Inc.	1,872	44,423
H&R Block, Inc.	7,941	147,464
ITT Educational Services, Inc. (a)(b)	681	11,788
Service Corp. International	6,311	87,155
Weight Watchers International, Inc. (b)	761	39,846

		387,829
Diversified Financial Services — 3.1%
Bank of America Corp. (b)	312,103	3,620,395
CBOE Holdings, Inc.	2,553	75,211
Citigroup, Inc.	84,918	3,359,356
CME Group, Inc. (b)	9,622	487,932
Interactive Brokers Group, Inc., Class A	1,177	16,101
IntercontinentalExchange, Inc. (a)	2,106	260,744
JPMorgan Chase & Co.	110,246	4,847,516
Leucadia National Corp. (b)	5,711	135,865
Moody’s Corp.	5,679	285,767
MSCI, Inc. (a)	3,519	109,054

Common Stocks	Shares	Value

Diversified Financial Services (concluded)
The NASDAQ OMX Group, Inc.	3,389	$84,759
NYSE Euronext	7,353	231,914

		13,514,614
Diversified Telecommunication Services — 2.4%
AT&T, Inc.	169,800	5,723,958
CenturyLink, Inc. (b)	17,989	703,730
Frontier Communications Corp. (b)	28,890	123,649
Level 3 Communications, Inc. (a)	4,708	108,802
tw telecom, Inc. (a)	4,357	110,973
Verizon Communications, Inc.	82,279	3,560,212
Windstream Corp. (b)	17,027	140,983

		10,472,307
Electric Utilities — 1.8%
American Electric Power Co., Inc.	14,024	598,544
Duke Energy Corp.	20,382	1,300,372
Edison International	9,433	426,277
Entergy Corp.	5,129	326,974
Exelon Corp.	24,683	734,072
FirstEnergy Corp.	12,109	505,672
Great Plains Energy, Inc.	3,974	80,712
Hawaiian Electric Industries, Inc. (b)	2,826	71,046
ITC Holdings Corp. (b)	1,486	114,288
N.V. Energy, Inc. (b)	6,829	123,878
NextEra Energy, Inc. (b)	12,078	835,677
Northeast Utilities (b)	9,080	354,846
OGE Energy Corp.	2,853	160,652
Pepco Holdings, Inc. (b)	6,605	129,524
Pinnacle West Capital Corp. (b)	3,168	161,505
PPL Corp.	16,794	480,812
Southern Co.	25,156	1,076,928
Westar Energy, Inc. (b)	3,656	104,635
Xcel Energy, Inc.	14,098	376,558

		7,962,972
Electrical Equipment — 0.7%
AMETEK, Inc.	6,980	262,239
The Babcock & Wilcox Co. (b)	3,450	90,390
Eaton Corp. Plc	13,347	723,407
Emerson Electric Co. (b)	21,244	1,125,082
General Cable Corp. (a)(b)	1,446	43,973
GrafTech International Ltd. (a)	3,355	31,503
Hubbell, Inc. Class B	1,714	145,056
Polypore International, Inc. (a)(b)	1,324	61,566
Regal-Beloit Corp.	1,211	85,339
Rockwell Automation, Inc.	4,132	347,047
Roper Industries, Inc.	2,821	314,485

		3,230,087
Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	4,690	303,443
Arrow Electronics, Inc. (a)	3,171	120,752
Avnet, Inc. (a)	4,123	126,205
AVX Corp.	1,380	14,876
Corning, Inc.	43,943	554,561
Dolby Laboratories, Inc., Class A	1,444	42,352
FLIR Systems, Inc.	4,476	99,860
Ingram Micro, Inc., Class A (a)	4,448	75,260
IPG Photonics Corp.	909	60,585
Itron, Inc. (a)	1,137	50,653

See Notes to Financial Statements.

20	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Electronic Equipment, Instruments & Components (concluded)
Jabil Circuit, Inc.	5,366	$103,510
Molex, Inc.	3,999	109,293
National Instruments Corp. (b)	2,732	70,513
Tech Data Corp. (a)	1,074	48,899
Trimble Navigation Ltd. (a)	3,621	216,463
Vishay Intertechnology, Inc. (a)	3,865	41,085

		2,038,310
Energy Equipment & Services — 1.6%
Atwood Oceanics, Inc. (a)	1,664	76,195
Baker Hughes, Inc. (b)	12,696	518,505
Cameron International Corp. (a)	7,131	402,616
CARBO Ceramics, Inc.	562	44,027
Diamond Offshore Drilling, Inc. (b)	1,991	135,308
Dresser-Rand Group, Inc. (a)	2,188	122,834
FMC Technologies, Inc. (a)	6,922	296,469
Halliburton Co.	26,729	927,229
Helmerich & Payne, Inc. (b)	2,776	155,484
McDermott International, Inc. (a)	6,879	75,807
Nabors Industries Ltd. (a)	8,400	121,380
National Oilwell Varco, Inc.	12,342	843,576
Oceaneering International, Inc. (b)	3,134	168,578
Oil States International, Inc. (a)	1,584	113,319
Patterson-UTI Energy, Inc. (b)	4,545	84,673
Rowan Cos. Plc, Class A (a)	3,593	112,353
RPC, Inc. (b)	1,769	21,653
Schlumberger Ltd. (b)	38,621	2,676,049
SEACOR Holdings, Inc.	611	51,202
Superior Energy Services, Inc. (a)	4,573	94,752
Tidewater, Inc.	1,472	65,769
Unit Corp. (a)	1,424	64,151

		7,171,929
Food & Staples Retailing — 2.0%
Costco Wholesale Corp.	12,546	1,239,169
CVS Caremark Corp.	37,112	1,794,365
The Fresh Market, Inc. (a)	782	37,606
The Kroger Co.	15,276	397,482
Safeway, Inc. (b)	6,956	125,834
Sysco Corp. (b)	16,961	536,985
Wal-Mart Stores, Inc.	48,948	3,339,722
Walgreen Co. (b)	24,984	924,658
Whole Foods Market, Inc. (b)	5,315	485,419

		8,881,240
Food Products — 1.7%
Archer Daniels Midland Co.	19,068	522,272
Bunge Ltd.	4,225	307,115
Campbell Soup Co. (b)	5,056	176,404
ConAgra Foods, Inc.	12,026	354,767
Dean Foods Co. (a)	5,366	88,593
Flowers Foods, Inc. (b)	3,273	76,163
General Mills, Inc.	18,744	757,445
Green Mountain Coffee Roasters, Inc. (a)(b)	3,983	164,737
H.J. Heinz Co.	9,263	534,290
The Hershey Co. (b)	4,345	313,796
Hillshire Brands Co.	3,445	96,942
Hormel Foods Corp. (b)	3,890	121,407
Ingredion, Inc. (b)	2,212	142,519
The J.M. Smucker Co. (b)	3,243	279,676
Kellogg Co.	6,996	390,727

Common Stocks	Shares	Value

Food Products (concluded)
Kraft Foods Group, Inc.	17,114	$778,173
McCormick & Co., Inc. (b)	3,838	243,828
Mead Johnson Nutrition Co.	5,903	388,949
Mondelez International, Inc.	51,345	1,307,757
Ralcorp Holdings, Inc. (a)	1,598	143,261
Smithfield Foods, Inc. (a)	4,337	93,549
Tyson Foods, Inc., Class A	8,410	163,154
WhiteWave Foods Co. Class A (a)	657	10,210

		7,455,734
Gas Utilities — 0.2%
AGL Resources, Inc.	3,395	135,698
Atmos Energy Corp.	2,616	91,874
National Fuel Gas Co. (b)	2,098	106,347
ONEOK, Inc. (b)	6,017	257,227
Questar Corp.	5,168	102,120
UGI Corp.	3,255	106,471

		799,737
Health Care Equipment & Supplies — 2.4%
Abbott Laboratories (b)	45,567	2,984,638
Alere, Inc. (a)	2,287	42,310
Baxter International, Inc.	15,945	1,062,894
Becton Dickinson & Co. (b)	5,869	458,897
Boston Scientific Corp. (a)	41,374	237,073
C.R. Bard, Inc.	2,429	237,410
CareFusion Corp. (a)	6,423	183,569
The Cooper Cos., Inc.	1,370	126,698
Covidien Plc	13,966	806,397
DENTSPLY International, Inc.	4,102	162,480
Edwards Lifesciences Corp. (a)	3,318	299,184
Hill-Rom Holdings, Inc.	1,766	50,331
Hologic, Inc. (a)	7,657	153,370
IDEXX Laboratories, Inc. (a)	1,593	147,830
Intuitive Surgical, Inc. (a)	1,149	563,435
Medtronic, Inc.	30,036	1,232,077
ResMed, Inc. (b)	4,132	171,767
Sirona Dental Systems, Inc. (a)	1,613	103,974
St. Jude Medical, Inc.	9,086	328,368
Stryker Corp.	8,967	491,571
Teleflex, Inc. (b)	1,189	84,788
Thoratec Corp. (a)	1,722	64,609
Varian Medical Systems, Inc. (a)	3,228	226,735
Zimmer Holdings, Inc.	5,100	339,966

		10,560,371
Health Care Providers & Services — 1.9%
Aetna, Inc. (b)	10,059	465,732
AmerisourceBergen Corp. (b)	7,187	310,335
Brookdale Senior Living, Inc. (a)	2,843	71,985
Cardinal Health, Inc.	10,020	412,624
Catamaran Corp. (a)	5,924	279,080
Cigna Corp. (b)	8,348	446,284
Community Health Systems, Inc.	2,649	81,430
Coventry Health Care, Inc.	3,874	173,671
DaVita HealthCare Partners, Inc. (a)	2,721	300,752
Express Scripts Holding Co. (a)	23,326	1,259,604
HCA Holdings, Inc.	4,774	144,032
Health Management Associates, Inc. (a)	7,360	68,595
Health Net, Inc. (a)	2,385	57,956
Henry Schein, Inc. (a)	2,601	209,276

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	21

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Health Care Providers & Services (concluded)
Humana, Inc.	4,724	$324,208
Laboratory Corp. of America Holdings (a)(b)	2,802	242,709
LifePoint Hospitals, Inc. (a)	1,405	53,039
McKesson Corp.	6,816	660,879
MEDNAX, Inc. (a)	1,424	113,236
Omnicare, Inc. (b)	3,269	118,011
Patterson Cos., Inc. (b)	2,709	92,729
Quest Diagnostics Inc. (b)	4,593	267,634
Tenet Healthcare Corp. (a)	3,001	97,442
UnitedHealth Group, Inc.	30,044	1,629,587
Universal Health Services, Inc.	2,589	125,178
VCA Antech, Inc. (a)	2,530	53,257
WellPoint, Inc.	8,673	528,359

		8,587,624
Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc. (a)	5,052	47,590
Cerner Corp. (a)	4,195	325,700

		373,290
Hotels, Restaurants & Leisure — 1.8%
Bally Technologies, Inc. (a)	1,190	53,205
Brinker International, Inc. (b)	2,160	66,938
Carnival Corp.	12,033	442,453
Chipotle Mexican Grill, Inc. (a)	918	273,068
Choice Hotels International, Inc. (b)	765	25,719
Darden Restaurants, Inc.	3,723	167,796
Dunkin’ Brands Group, Inc.	2,038	67,621
Hyatt Hotels Corp, Class A (a)	1,286	49,601
International Game Technology	7,727	109,492
Las Vegas Sands Corp.	11,506	531,117
Marriott International, Inc., Class A	7,359	274,270
McDonald’s Corp.	29,431	2,596,109
MGM Resorts International (a)	11,502	133,883
Panera Bread Co., Class A (a)	819	130,082
Penn National Gaming, Inc. (a)	1,915	94,046
Royal Caribbean Cruises Ltd. (b)	4,382	148,988
Starbucks Corp.	21,965	1,177,763
Starwood Hotels & Resorts Worldwide, Inc.	5,722	328,214
The Wendy’s Co.	8,218	38,625
Wyndham Worldwide Corp.	4,224	224,759
Wynn Resorts Ltd.	2,307	259,514
Yum! Brands, Inc.	13,337	885,577

		8,078,840
Household Durables — 0.4%
D.R. Horton, Inc. (b)	8,044	159,110
Garmin Ltd. (b)	3,154	128,746
Harman International Industries, Inc.	2,050	91,512
Jarden Corp. (b)	2,305	119,169
Leggett & Platt, Inc. (b)	4,058	110,459
Lennar Corp., Class A (b)	4,682	181,053
Mohawk Industries, Inc. (a)	1,649	149,185
Newell Rubbermaid, Inc.	8,391	186,868
NVR, Inc. (a)	147	135,240
PulteGroup, Inc. (a)	9,905	179,875
Tempur-Pedic International, Inc. (a)	1,710	53,848
Toll Brothers, Inc. (a)	4,159	134,460
Tupperware Brands Corp.	1,621	103,906
Whirlpool Corp.	2,236	227,513

		1,960,944

Common Stocks	Shares	Value

Household Products — 1.9%
Church & Dwight Co., Inc. (b)	4,021	$215,405
The Clorox Co.	3,765	275,673
Colgate-Palmolive Co.	13,821	1,444,847
Energizer Holdings, Inc.	1,858	148,603
Kimberly-Clark Corp. (b)	11,355	958,703
The Procter & Gamble Co.	79,357	5,387,547

		8,430,778
Independent Power Producers & Energy Traders — 0.1%
The AES Corp. (b)	18,572	198,720
Calpine Corp. (a)	11,712	212,339
NRG Energy, Inc. (b)	9,312	214,083

		625,142
Industrial Conglomerates — 2.1%
3M Co. (b)	20,095	1,865,821
Carlisle Cos., Inc.	1,800	105,768
Danaher Corp. (b)	16,811	939,735
General Electric Co.	306,855	6,440,886

		9,352,210
Insurance — 3.7%
ACE Ltd.	9,808	782,678
Aflac, Inc.	13,541	719,298
Alleghany Corp. (a)	490	164,356
Allied World Assurance Co. Holdings Ltd.	1,059	83,449
The Allstate Corp.	14,204	570,575
American Financial Group, Inc.	2,429	95,994
American International Group, Inc. (a)	18,669	659,016
American National Insurance Co.	198	13,521
Aon Plc	9,452	525,531
Arch Capital Group Ltd. (a)	3,920	172,558
Arthur J Gallagher & Co.	3,429	118,815
Aspen Insurance Holdings Ltd.	2,096	67,240
Assurant, Inc.	2,363	81,996
Assured Guaranty Ltd.	5,012	71,321
Axis Capital Holdings Ltd.	3,112	107,800
Berkshire Hathaway, Inc., Class B (a)	51,576	4,626,367
Brown & Brown, Inc.	3,402	86,615
The Chubb Corp.	7,817	588,776
Cincinnati Financial Corp.	4,226	165,490
CNA Financial Corp.	726	20,335
Endurance Specialty Holdings Ltd.	1,261	50,049
Erie Indemnity Co., Class A (b)	735	50,877
Everest Re Group Ltd.	1,526	167,784
Fidelity National Financial, Inc.	6,448	151,850
Genworth Financial, Inc., Class A (a)	14,247	106,995
The Hanover Insurance Group, Inc.	1,282	49,665
Hartford Financial Services Group, Inc. (b)	12,763	286,402
HCC Insurance Holdings, Inc. (b)	2,931	109,063
Kemper Corp. (b)	1,405	41,448
Lincoln National Corp. (b)	8,262	213,986
Loews Corp.	9,031	368,013
Markel Corp. (a)	279	120,924
Marsh & McLennan Cos., Inc.	15,818	545,246
MBIA, Inc. (a)	4,050	31,793
Mercury General Corp.	107	4,247
MetLife, Inc.	24,634	811,444
Old Republic International Corp. (b)	7,565	80,567
PartnerRe Ltd.	1,835	147,699
Principal Financial Group, Inc. (b)	8,688	247,782

See Notes to Financial Statements.

22	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Insurance (concluded)
ProAssurance Corp.	1,792	$75,604
The Progressive Corp.	17,695	373,365
Protective Life Corp. (b)	2,373	67,820
Prudential Financial, Inc.	13,527	721,395
Reinsurance Group of America, Inc.	2,133	114,158
RenaissanceRe Holdings Ltd.	1,471	119,533
StanCorp Financial Group, Inc. (b)	1,277	46,828
Torchmark Corp.	2,849	147,208
The Travelers Cos., Inc.	11,266	809,124
Unum Group	8,273	172,244
Validus Holdings Ltd.	2,996	103,602
White Mountains Insurance Group Ltd.	173	89,095
WR Berkley Corp.	3,210	121,145
XL Group Plc	9,023	226,116

		16,494,802
Internet & Catalog Retail — 1.0%
Amazon.com, Inc. (a)	10,477	2,631,194
Expedia, Inc.	2,530	155,468
Groupon, Inc. (a)(b)	1,410	6,881
HomeAway, Inc. (a)	891	19,602
Liberty Interactive Corp. Series A (a)	16,173	318,285
Liberty Ventures, Series A (a)	1,090	73,858
NetFlix, Inc. (a)(b)	1,607	149,097
priceline.com, Inc. (a)	1,441	895,149
TripAdvisor, Inc. (a)	2,511	105,362

		4,354,896
Internet Software & Services — 2.1%
Akamai Technologies, Inc. (a)	5,187	212,200
AOL, Inc. (a)(b)	2,352	69,643
eBay, Inc. (a)	33,542	1,711,313
Equinix, Inc. (a)	1,392	287,030
Facebook, Inc. (a)	12,194	324,726
Google, Inc., Class A (a)	7,496	5,317,438
IAC/InterActiveCorp	2,276	107,655
LinkedIn Corp. (a)	1,791	205,643
Rackspace Hosting, Inc. (a)	3,157	234,470
VeriSign, Inc. (a)	4,572	177,485
Yahoo!, Inc. (a)	35,290	702,271

		9,349,874
IT Services — 3.6%
Accenture Plc, Class A	18,646	1,239,959
Alliance Data Systems Corp. (a)	1,458	211,060
Amdocs Ltd.	4,883	165,973
Automatic Data Processing, Inc. (b)	14,163	807,433
Booz Allen Hamilton Holding Corp. (b)	718	9,994
Broadridge Financial Solutions, Inc.	3,637	83,214
Cognizant Technology Solutions Corp., Class A (a)	8,817	652,899
Computer Sciences Corp.	4,492	179,905
CoreLogic, Inc. (a)	2,825	76,049
DST Systems, Inc.	962	58,297
Fidelity National Information Services, Inc.	7,263	252,825
Fiserv, Inc. (a)	3,951	312,247
FleetCor Technologies, Inc. (a)	1,424	76,398
Gartner, Inc. (a)	2,699	124,208
Genpact Ltd.	3,601	55,815
Global Payments, Inc.	2,277	103,148
International Business Machines Corp.	31,569	6,047,042
Jack Henry & Associates, Inc. (b)	2,533	99,446

Common Stocks	Shares	Value

IT Services (concluded)
Lender Processing Services, Inc.	2,482	$61,107
MasterCard, Inc., Class A	3,140	1,542,619
NeuStar Inc, Class A (a)	1,900	79,667
Paychex, Inc. (b)	9,383	292,187
SAIC, Inc. (b)	8,246	93,345
Teradata Corp. (a)	4,884	302,271
Total System Services, Inc.	4,699	100,652
Vantiv Inc, Class A (a)	1,104	22,544
VeriFone Systems, Inc. (a)	3,128	92,839
Visa, Inc., Class A	15,134	2,294,012
The Western Union Co.	17,743	241,482

		15,678,637
Leisure Equipment & Products — 0.1%
Hasbro, Inc. (b)	3,339	119,870
Mattel, Inc.	9,861	361,110
Polaris Industries, Inc. (b)	1,872	157,529

		638,509
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	10,065	412,061
Bio-Rad Laboratories, Inc., Class A (a)	595	62,505
Bruker Corp. (a)	2,719	41,519
Charles River Laboratories International, Inc. (a)	1,400	52,458
Covance, Inc. (a)	1,611	93,067
Illumina, Inc. (a)	3,573	198,623
Life Technologies Corp. (a)	5,170	253,744
Mettler-Toledo International, Inc. (a)	910	175,903
PerkinElmer, Inc.	3,301	104,774
QIAGEN NV (a)(b)	6,814	123,674
Techne Corp.	1,076	73,534
Thermo Fisher Scientific, Inc.	10,636	678,364
Waters Corp. (a)	2,573	224,160

		2,494,386
Machinery — 2.1%
AGCO Corp. (a)	2,813	138,175
Caterpillar, Inc.	18,896	1,692,704
CNH Global NV (a)	805	32,433
Colfax Corp. (a)	1,241	50,074
Crane Co.	1,437	66,504
Cummins, Inc.	5,565	602,968
Deere & Co. (b)	11,518	995,386
Donaldson Co., Inc.	4,309	141,508
Dover Corp.	5,317	349,380
Flowserve Corp.	1,480	217,264
Gardner Denver, Inc.	1,451	99,393
Graco, Inc.	1,757	90,468
Harsco Corp.	2,292	53,862
IDEX Corp. (b)	2,432	113,161
Illinois Tool Works, Inc. (b)	12,330	749,787
Ingersoll-Rand Plc	8,649	414,806
ITT Corp.	2,631	61,723
Joy Global, Inc.	3,063	195,358
Kennametal, Inc. (b)	2,326	93,040
Lincoln Electric Holdings, Inc.	2,422	117,903
Navistar International Corp. (a)	2,019	43,954
Nordson Corp.	1,861	117,466
Oshkosh Corp. (a)	2,674	79,284
PACCAR, Inc.	10,328	466,929
Pall Corp. (b)	3,352	201,992

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	23

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Machinery (concluded)
Parker Hannifin Corp.	4,373	$371,967
Pentair Ltd. (b)	6,083	298,979
Snap-on, Inc. (b)	1,681	132,782
SPX Corp.	1,471	103,191
Stanley Black & Decker, Inc.	4,948	366,004
Terex Corp. (a)	3,214	90,346
The Manitowoc Co., Inc.	3,815	59,819
Timken Co.	2,528	120,914
Toro Co.	1,749	75,172
Trinity Industries, Inc. (b)	2,338	83,747
Valmont Industries, Inc. (b)	678	92,581
WABCO Holdings, Inc. (a)	1,864	121,514
Wabtec Corp.	1,394	122,031
Xylem, Inc.	5,366	145,419

		9,369,988
Marine — 0.0%
Kirby Corp. (a)	1,622	100,385
Matson, Inc.	1,205	29,788

		130,173
Media — 3.7%
AMC Networks, Inc., Class A (a)	1,665	82,417
Cablevision Systems Corp., New York Group, Class A (b)	5,855	87,474
CBS Corp., Class B	18,768	714,122
Charter Communications, Inc. (a)	1,415	107,880
Cinemark Holdings, Inc.	3,343	86,851
Clear Channel Outdoor Holdings, Inc., Class A (b)	1,325	9,302
Comcast Corp, Class A	77,771	2,907,080
DIRECTV (a)	17,254	865,461
Discovery Communications, Inc., Class A (a)	7,243	459,786
DISH Network Corp.	5,911	215,160
DreamWorks Animation SKG, Inc. (a)(b)	1,965	32,560
Gannett Co., Inc. (b)	6,798	122,432
The Interpublic Group of Cos., Inc.	12,821	141,287
John Wiley & Sons, Inc., Class A (b)	1,335	51,972
Lamar Advertising Co. (a)	2,241	86,839
Liberty Global, Inc. (a)	7,596	478,472
Liberty Media Corp. — Liberty Capital (a)	3,143	364,619
Madison Square Garden, Inc. (a)	1,769	78,455
The McGraw-Hill Cos., Inc.	8,098	442,718
Morningstar, Inc. (b)	694	43,604
News Corp., Class A	60,661	1,549,282
Omnicom Group, Inc. (b)	7,893	394,334
Pandora Media, Inc. (a)(b)	2,830	25,979
Regal Entertainment Group (b)	2,409	33,606
Scripps Networks Interactive, Inc., Class A (b)	2,458	142,367
Sirius XM Radio, Inc. (b)	110,045	318,030
Thomson Reuters Corp.	10,748	312,337
Time Warner Cable, Inc.	9,049	879,472
Time Warner, Inc. (b)	27,799	1,329,626
Viacom, Inc., Class B	15,284	806,078
Virgin Media, Inc. (b)	8,041	295,507
The Walt Disney Co.	51,763	2,577,280
The Washington Post Co., Class B (b)	123	44,921

		16,087,310
Metals & Mining — 0.8%
Alcoa, Inc.	30,880	268,038
Allegheny Technologies, Inc.	3,113	94,511
Allied Nevada Gold Corp. (a)	2,625	79,091

Common Stocks	Shares	Value

Metals & Mining (concluded)
Carpenter Technology Corp. (b)	1,302	$67,222
Cliffs Natural Resources, Inc. (b)	4,123	158,983
Commercial Metals Co. (b)	3,300	49,038
Compass Minerals International, Inc. (b)	969	72,394
Freeport-McMoRan Copper & Gold, Inc.	27,485	939,987
Molycorp, Inc. (a)(b)	2,096	19,786
Newmont Mining Corp.	14,206	659,727
Nucor Corp.	9,180	396,392
Reliance Steel & Aluminum Co.	2,174	135,005
Royal Gold, Inc.	1,854	150,749
Southern Copper Corp. (b)	4,697	177,829
Steel Dynamics, Inc.	6,375	87,529
Tahoe Resources, Inc. (a)(b)	2,304	42,209
United States Steel Corp. (b)	4,176	99,681
Walter Energy, Inc.	1,778	63,795

		3,561,966
Multi-Utilities — 1.1%
Alliant Energy Corp. (b)	3,211	140,995
Ameren Corp.	7,023	215,747
Centerpoint Energy, Inc.	12,369	238,103
CMS Energy Corp.	7,572	184,606
Consolidated Edison, Inc. (b)	8,481	471,035
Dominion Resources, Inc.	16,549	857,238
DTE Energy Co.	4,925	295,746
Integrys Energy Group, Inc.	2,265	118,278
MDU Resources Group, Inc.	5,463	116,034
NiSource, Inc. (b)	8,966	223,164
PG&E Corp.	12,228	491,321
Public Service Enterprise Group, Inc. (b)	14,648	448,229
SCANA Corp. (b)	3,391	154,765
Sempra Energy	6,978	495,019
TECO Energy, Inc. (b)	6,249	104,733
Vectren Corp.	2,399	70,531
Wisconsin Energy Corp.	6,671	245,826

		4,871,370
Multiline Retail — 0.7%
Big Lots, Inc. (a)	1,737	49,435
Dillard’s Inc, Class A	862	72,210
Dollar General Corp. (a)	5,347	235,749
Dollar Tree, Inc. (a)	6,715	272,361
Family Dollar Stores, Inc.	2,797	177,358
J.C. Penney Co., Inc. (b)	4,637	91,395
Kohl’s Corp.	6,911	297,035
Macy’s, Inc.	12,004	468,396
Nordstrom, Inc. (b)	4,552	243,532
Sears Holdings Corp. (a)(b)	1,053	43,552
Target Corp.	19,148	1,132,987

		3,084,010
Office Electronics — 0.1%
Xerox Corp.	36,839	251,242
Zebra Technologies Corp., Class A (a)	1,483	58,252

		309,494
Oil, Gas & Consumable Fuels — 8.2%
Alpha Natural Resources, Inc. (a)	6,267	61,041
Anadarko Petroleum Corp.	14,467	1,075,043
Apache Corp.	11,318	888,463
Cabot Oil & Gas Corp.	6,075	302,171

See Notes to Financial Statements.

24	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels (concluded)
Cheniere Energy, Inc. (a)	6,204	$116,511
Chesapeake Energy Corp. (b)	19,176	318,705
Chevron Corp. (b)	57,131	6,178,146
Cimarex Energy Co. (b)	2,481	143,228
Cobalt International Energy, Inc. (a)	5,324	130,757
Concho Resources, Inc. (a)	3,011	242,566
ConocoPhillips	36,622	2,123,710
CONSOL Energy, Inc.	6,587	211,443
Continental Resources, Inc. (a)	1,226	90,099
Denbury Resources, Inc. (a)	11,306	183,157
Devon Energy Corp. (b)	11,710	609,388
Energen Corp. (b)	2,096	94,509
EOG Resources, Inc.	7,807	943,008
EQT Corp.	3,810	224,714
EXCO Resources, Inc. (b)	3,537	23,945
Exxon Mobil Corp.	135,429	11,721,380
Golar LNG Ltd.	1,237	45,497
Hess Corp.	8,813	466,736
HollyFrontier Corp.	5,987	278,695
Kinder Morgan, Inc.	14,146	499,778
Kosmos Energy Ltd. (a)	1,963	24,243
Laredo Petroleum Holdings, Inc. (a)(b)	593	10,769
Marathon Oil Corp.	20,424	626,200
Marathon Petroleum Corp.	9,866	621,558
Murphy Oil Corp. (b)	5,622	334,790
Newfield Exploration Co. (a)	3,907	104,629
Noble Energy, Inc. (b)	5,148	523,758
Occidental Petroleum Corp.	23,489	1,799,492
Peabody Energy Corp.	7,884	209,793
Phillips 66	18,107	961,482
Pioneer Natural Resources Co.	3,562	379,674
Plains Exploration & Production Co. (a)	3,731	175,133
QEP Resources, Inc.	5,162	156,254
Range Resources Corp. (b)	4,695	294,987
SandRidge Energy, Inc. (a)(b)	14,239	90,418
SM Energy Co. (b)	1,862	97,215
Southwestern Energy Co. (a)	10,108	337,708
Spectra Energy Corp.	18,900	517,482
Teekay Corp.	1,064	34,154
Tesoro Corp. (b)	4,062	178,931
Ultra Petroleum Corp. (a)	4,452	80,715
Valero Energy Corp. (b)	16,009	546,227
Whiting Petroleum Corp. (a)	3,404	147,631
The Williams Cos., Inc.	19,519	639,052
World Fuel Services Corp. (b)	2,092	86,128
WPX Energy, Inc. (a)	5,780	86,006

		36,037,119
Paper & Forest Products — 0.2%
Domtar Corp.	1,051	87,780
International Paper Co.	12,663	504,494
MeadWestvaco Corp.	5,004	159,477

		751,751
Personal Products — 0.2%
Avon Products, Inc. (b)	12,498	179,471
The Estee Lauder Cos., Inc., Class A	6,663	398,847
Herbalife Ltd. (b)	3,321	109,394
Nu Skin Enterprises, Inc. (b)	1,526	56,539

		744,251

Common Stocks	Shares	Value

Pharmaceuticals — 4.6%
Allergan, Inc.	8,788	$806,123
Bristol-Myers Squibb Co.	48,915	1,594,140
Eli Lilly & Co. (b)	29,673	1,463,472
Endo Health Solutions, Inc. (a)	3,409	89,554
Forest Laboratories, Inc. (a)	7,691	271,646
Hospira, Inc. (a)	4,779	149,296
Johnson & Johnson	79,538	5,575,614
Merck & Co., Inc.	88,087	3,606,282
Mylan, Inc. (a)	11,751	322,918
Perrigo Co.	2,704	281,297
Pfizer, Inc.	216,866	5,438,999
Salix Pharmaceuticals Ltd. (a)	1,655	66,994
Warner Chilcott Plc, Class A	4,766	57,383
Watson Pharmaceuticals, Inc. (a)	3,689	317,254

		20,040,972
Professional Services — 0.2%
The Dun & Bradstreet Corp. (b)	1,301	102,324
Equifax, Inc. (b)	3,484	188,554
IHS Inc, Class A (a)	1,457	139,872
Manpower, Inc. (b)	2,327	98,758
Nielsen Holdings NV (a)	3,521	107,707
Robert Half International, Inc. (b)	4,137	131,639
Towers Watson & Co., Class A	1,762	99,042
Verisk Analytics, Inc., Class A (a)	4,254	216,954

		1,084,850
Real Estate Investment Trusts (REITs) — 3.1%
Alexandria Real Estate Equities, Inc.	1,796	124,499
American Campus Communities, Inc.	2,991	137,975
American Capital Agency Corp.	9,890	286,217
American Tower Corp.	11,426	882,887
Annaly Capital Management, Inc. (b)	28,218	396,181
Apartment Investment & Management Co., Class A	4,154	112,407
AvalonBay Communities, Inc.	3,312	449,074
BioMed Realty Trust, Inc.	4,486	86,714
Boston Properties, Inc.	4,338	459,004
Brandywine Realty Trust	4,076	49,687
BRE Properties, Inc.	2,220	112,843
Camden Property Trust	2,324	158,520
CBL & Associates Properties, Inc.	4,320	91,627
Chimera Investment Corp.	29,965	78,209
CommonWealth REIT	2,384	37,763
Corporate Office Properties Trust	2,295	57,329
DDR Corp. (b)	6,880	107,741
Digital Realty Trust, Inc.	3,525	239,312
Douglas Emmett, Inc.	4,056	94,505
Duke Realty Corp.	7,719	107,063
Equity Lifestyle Properties, Inc.	1,204	81,017
Equity Residential	9,397	532,528
Essex Property Trust, Inc.	1,019	149,436
Extra Space Storage, Inc. (b)	3,191	116,121
Federal Realty Investment Trust (b)	1,850	192,437
General Growth Properties, Inc.	15,287	303,447
Hatteras Financial Corp.	2,861	70,981
HCP, Inc.	13,090	591,406
Health Care REIT, Inc.	7,500	459,675
Home Properties, Inc.	1,482	90,861
Hospitality Properties Trust	3,600	84,312
Host Hotels & Resorts, Inc.	20,820	326,249
Kilroy Realty Corp.	2,166	102,603

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	25

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Real Estate Investment Trusts (REITs) (concluded)
Kimco Realty Corp.	11,779	$227,570
Liberty Property Trust	3,001	107,346
Mack-Cali Realty Corp.	2,520	65,797
MFA Financial, Inc.	10,388	84,247
Mid-America Apartment Communities, Inc. (b)	1,195	77,376
National Retail Properties, Inc. (b)	3,108	96,970
Piedmont Office Realty Trust, Inc.	5,022	90,647
Plum Creek Timber Co., Inc.	4,674	207,385
Post Properties, Inc. (b)	1,579	78,871
Prologis, Inc.	13,331	486,448
Public Storage	4,131	598,830
Rayonier, Inc.	3,544	183,686
Realty Income Corp. (b)	3,861	155,251
Regency Centers Corp.	2,602	122,606
Retail Properties of America, Inc. (b)	2,493	29,841
Senior Housing Properties Trust (b)	5,106	120,706
Simon Property Group, Inc.	8,780	1,388,030
SL Green Realty Corp.	2,594	198,830
Tanger Factory Outlet Centers	2,694	92,135
Taubman Centers, Inc.	1,481	116,584
The Macerich Co. (b)	3,837	223,697
UDR, Inc. (b)	7,159	170,241
Ventas, Inc.	8,369	541,642
Vornado Realty Trust	5,375	430,430
Weingarten Realty Investors (b)	3,520	94,230
Weyerhaeuser Co.	15,561	432,907

		13,592,933
Real Estate Management & Development — 0.1%
Alexander & Baldwin, Inc. (a)	1,188	34,892
CBRE Group, Inc., Class A (a)	9,495	188,950
Forest City Enterprises, Inc., Class A (a)	4,329	69,913
The Howard Hughes Corp. (a)	793	57,905
Jones Lang LaSalle, Inc.	1,268	106,436
Realogy Holdings Corp. (a)	1,402	58,828
The St Joe Co. (a)(b)	1,886	43,529

		560,453
Road & Rail — 0.8%
Con-way, Inc.	1,588	44,178
CSX Corp.	30,090	593,676
Hertz Global Holdings, Inc. (a)	7,189	116,965
JB Hunt Transport Services, Inc.	2,599	155,186
Kansas City Southern	3,184	265,800
Landstar System, Inc.	1,374	72,080
Norfolk Southern Corp.	9,433	583,337
Ryder System, Inc.	1,498	74,795
Union Pacific Corp.	13,791	1,733,805

		3,639,822
Semiconductors & Semiconductor Equipment — 2.0%
Advanced Micro Devices, Inc. (a)	17,885	42,924
Altera Corp.	9,341	321,704
Analog Devices, Inc.	8,638	363,314
Applied Materials, Inc. (b)	36,415	416,588
Atmel Corp. (a)	12,943	84,777
Avago Technologies Ltd.	7,060	223,520
Broadcom Corp., Class A	15,954	529,832
Cree, Inc. (a)	3,361	114,207
Cypress Semiconductor Corp. (b)	4,335	46,991
Fairchild Semiconductor International, Inc. (a)	3,622	52,157

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment (concluded)
Freescale Semiconductor Holdings I Ltd. (a)(b)	1,537	$16,922
Intel Corp.	145,702	3,005,832
KLA-Tencor Corp.	4,844	231,349
Lam Research Corp. (a)	5,184	187,298
Linear Technology Corp. (b)	6,664	228,575
LSI Corp. (a)	16,460	116,537
Marvell Technology Group Ltd.	13,357	96,972
Maxim Integrated Products, Inc.	8,459	248,695
Microchip Technology, Inc. (b)	5,603	182,602
Micron Technology, Inc. (a)	28,644	181,889
NVIDIA Corp.	17,912	220,138
ON Semiconductor Corp. (a)	13,200	93,060
PMC - Sierra, Inc. (a)	6,013	31,328
Silicon Laboratories, Inc. (a)	1,240	51,844
Skyworks Solutions, Inc. (a)	5,490	111,447
Teradyne, Inc. (a)(b)	5,427	91,662
Texas Instruments, Inc.	33,139	1,025,321
Xilinx, Inc.	7,640	274,276

		8,591,761
Software — 3.4%
Activision Blizzard, Inc. (b)	12,256	130,159
Adobe Systems, Inc. (a)	14,366	541,311
ANSYS, Inc. (a)	2,696	181,549
Autodesk, Inc. (a)	6,689	236,456
BMC Software, Inc. (a)(b)	4,662	184,895
CA, Inc.	10,271	225,757
Cadence Design Systems, Inc. (a)	7,957	107,499
Citrix Systems, Inc. (a)	5,391	354,458
Compuware Corp. (a)	6,380	69,351
Concur Technologies, Inc. (a)	1,325	89,464
Electronic Arts, Inc. (a)	9,197	133,632
FactSet Research Systems, Inc. (b)	1,300	114,478
Fortinet, Inc. (a)	3,807	80,213
Informatica Corp. (a)	3,143	95,296
Intuit, Inc.	8,503	505,928
MICROS Systems, Inc. (a)	2,331	98,928
Microsoft Corp.	217,997	5,827,060
NetSuite, Inc. (a)	907	61,041
Nuance Communications, Inc. (a)	6,993	156,084
Oracle Corp.	110,656	3,687,058
Red Hat, Inc. (a)	5,583	295,676
Rovi Corp. (a)	3,158	48,728
Salesforce.com, Inc. (a)	4,017	675,258
ServiceNow, Inc. (a)	441	13,243
SolarWinds, Inc. (a)	1,789	93,833
Solera Holdings, Inc. (b)	2,013	107,635
Splunk, Inc. (a)	461	13,378
Symantec Corp. (a)	20,868	392,527
Synopsys, Inc. (a)	4,219	134,333
TIBCO Software, Inc. (a)	4,787	105,362
VMware, Inc., Class A (a)	2,560	240,998
Workday Inc, Class A (a)	729	39,730
Zynga Inc, Class A (a)	4,343	10,293

		15,051,611
Specialty Retail — 2.2%
Aaron’s, Inc. (b)	2,163	61,170
Abercrombie & Fitch Co., Class A	2,412	115,704
Advance Auto Parts, Inc.	2,127	153,888
American Eagle Outfitters, Inc.	5,670	116,292

See Notes to Financial Statements.

26	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Specialty Retail (concluded)
Ascena Retail Group, Inc. (a)	3,600	$66,564
AutoNation, Inc. (a)	998	39,621
AutoZone, Inc. (a)	1,102	390,582
Bed Bath & Beyond, Inc. (a)	6,731	376,330
Best Buy Co., Inc. (b)	7,825	92,726
CarMax, Inc. (a)	6,606	247,989
Chico’s FAS, Inc.	4,874	89,974
Dick’s Sporting Goods, Inc. (b)	2,686	122,186
DSW Inc, Class A	948	62,274
Foot Locker, Inc.	4,396	141,199
GameStop Corp., Class A (b)	3,617	90,751
The Gap, Inc.	8,770	272,221
GNC Holdings Inc, Class A	1,966	65,428
Guess?, Inc. (b)	1,745	42,822
The Home Depot, Inc.	44,329	2,741,749
Limited Brands, Inc.	6,989	328,902
Lowe’s Cos., Inc.	32,121	1,140,938
O’Reilly Automotive, Inc. (a)	3,442	307,784
PetSmart, Inc.	3,138	214,451
Ross Stores, Inc.	6,559	355,170
Sally Beauty Holdings, Inc. (a)	4,485	105,711
Sears Hometown & Outlet Stores, Inc. (a)	206	6,707
Signet Jewelers Ltd.	2,463	131,524
Staples, Inc. (b)	19,950	227,430
Tiffany & Co.	3,668	210,323
The TJX Cos., Inc.	21,457	910,850
Tractor Supply Co.	2,085	184,231
Ulta Salon Cosmetics & Fragrance, Inc. (b)	1,820	178,833
Urban Outfitters, Inc. (a)	3,080	121,229
Williams-Sonoma, Inc.	2,560	112,051

		9,825,604
Textiles, Apparel & Luxury Goods — 0.7%
Carter’s, Inc. (a)	1,413	78,633
Coach, Inc.	8,321	461,899
Deckers Outdoor Corp. (a)(b)	1,095	44,096
Fossil, Inc. (a)	1,581	147,191
Hanesbrands, Inc. (a)	2,829	101,335
Michael Kors Holdings Ltd. (a)	2,453	125,176
NIKE, Inc., Class B	20,946	1,080,814
PVH Corp.	2,037	226,127
Ralph Lauren Corp.	1,785	267,607
Under Armour Inc, Class A (a)	2,251	109,241
VF Corp. (b)	2,538	383,162

		3,025,281
Thrifts & Mortgage Finance — 0.1%
Capitol Federal Financial, Inc.	4,695	54,884
Hudson City Bancorp, Inc.	15,282	124,242
New York Community Bancorp, Inc. (b)	12,709	166,488
People’s United Financial, Inc.	9,720	117,515
TFS Financial Corp. (a)	2,411	23,194
Washington Federal, Inc.	3,041	51,302

		537,625
Tobacco — 1.5%
Altria Group, Inc.	58,929	1,851,549
Lorillard, Inc.	3,779	440,896
Philip Morris International, Inc.	49,395	4,131,398
Reynolds American, Inc. (b)	9,531	394,869

		6,818,712

Common Stocks	Shares	Value

Trading Companies & Distributors — 0.3%
Air Lease Corp. (a)	1,919	$41,258
Fastenal Co. (b)	8,572	400,227
GATX Corp.	1,344	58,195
MRC Global, Inc. (a)(b)	644	17,890
MSC Industrial Direct Co., Inc.	1,323	99,728
United Rentals, Inc. (a)	2,712	123,450
W.W. Grainger, Inc.	1,691	342,208
WESCO International, Inc. (a)(b)	1,269	85,569

		1,168,525
Water Utilities — 0.1%
American Water Works Co., Inc.	5,100	189,363
Aqua America, Inc. (b)	4,035	102,570

		291,933
Wireless Telecommunication Services — 0.4%
Clearwire Corp, Class A (a)	10,295	29,753
Crown Castle International Corp. (a)	8,484	612,205
MetroPCS Communications, Inc. (a)	8,833	87,800
NII Holdings, Inc. (a)(b)	5,006	35,693
SBA Communications Corp, Class A (a)	3,511	249,351
Sprint Nextel Corp. (a)	86,830	492,326
Telephone & Data Systems, Inc.	2,787	61,704
United States Cellular Corp. (a)	415	14,625

		1,583,457
Investment Companies — 1.5%
iShares Russell 1000® Index Fund (b)(c)	86,286	6,829,537
Total Long-Term Investments (Cost — $398,116,643) — 97.2%		427,955,431

Short-Term Securities
Money Market Funds — 11.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	42,319,496	42,319,496
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)(e)	7,785,846	7,785,846

		50,105,342
	Par (000)
US Treasury Obligations — 0.2%
U.S. Treasury Bill, 0.00%, 3/21/13 (f)(g)	$723	722,946
Total Short-Term Securities (Cost — $50,828,288) — 11.6%		50,828,288
Total Investments (Cost — $448,944,931*) — 108.8%		478,783,719
Liabilities in Excess of Other Assets — (8.8)%		(38,691,433)

Net Assets — 100.0%		$440,092,286

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	27

Schedule of Investments (continued)	Russell 1000® Index Master Portfolio

Notes to Schedule of Investments
*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$452,183,347

Gross unrealized appreciation	36,667,439
Gross unrealized depreciation	(10,067,067)

Net unrealized appreciation	$26,600,372

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Shares Purchased		Shares Sold	Shares Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
BlackRock Cash Funds: Institutional, SL Agency Shares	5,774,817	36,544,679	[1]	—	42,319,496	$42,319,496	$88,339	—
BlackRock Cash Funds: Prime, SL Agency Shares	1,293,201	6,492,645	[1]	—	7,785,846	$7,785,846	$17,162	—
BlackRock, Inc.	364	3,546		(222)	3,688	$762,346	$14,277	$(6,421)
iShares Russell 1000® Index Fund	1	181,285		(95,000)	86,286	$6,829,537	$56,389	$177,125
PNC Financial Services Group, Inc.	2,272	13,932		(891)	15,313	$892,901	$13,495	$(1,779)

[1]	Represents net share activity.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

(e)	Represents the current yield as of report date.

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Rate shown is the yield to maturity as of the date of purchase.

For Master Portfolio compliance purposes, the Master Portfolio‘s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
15	S&P 400 MIDCAP INDEX	Chicago Mercantile	March 2013	$1,527,150	$13,753
134	S&P 500 INDEX	Chicago Mercantile	March 2013	$9,514,670	37,470
					$51,223

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

28	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (concluded)	Russell 1000® Index Master Portfolio

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$421,125,894	—	—	$421,125,894
Investment Companies	6,829,537	—	—	6,829,537
Short-Term Securities:
Money Market Funds	50,105,342	—	—	50,105,342
U.S. Treasury Obligations	—	$722,946	—	722,946

Total	$478,060,773	$722,946	—	$478,783,719

[1] See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity Contracts	$51,223	—	—	$51,223

[2]	Derivative financial instruments are financial futures contracts. Financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $36,187,920 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	29

Statement of Assets and Liabilities	Russell 1000® Index Master Portfolio

December 31, 2012

Assets
Investments at value — unaffiliated (including securities loaned of $35,849,152) (cost — $390,682,926)	$420,193,593
Investments at value — affiliated (cost — $58,262,005)	58,590,126
Contributions receivable from investors	1,397,243
Investments sold receivable	477
Dividends receivable	464,025
Securities lending income receivable — affiliated — net	11,679
Interest receivable	2,564
Variation margin receivable	264,868
Prepaid expenses	296

Total assets	480,924,871

Liabilities
Collateral on securities loaned at value	36,187,920
Investments purchased payable	4,566,864
Professional fees payable	43,129
Investment advisory fees payable	17,451
Custodian fees payable	12,756
Trustees’ fees payable	1,045
Printing fees payable	1,002
Other accrued expenses payable	2,418

Total liabilities	40,832,585

Net Assets	$440,092,286

Net Assets Consist of
Investors’ capital	$410,202,274
Net unrealized appreciation/depreciation	29,890,012

Net Assets	$440,092,286

See Notes to Financial Statements.

30	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Statement of Operations	Russell 1000® Index Master Portfolio

Year Ended December 31, 2012

Investment Income
Dividends — unaffiliated	$6,258,596
Foreign taxes withheld	(7,394)
Dividends — affiliated	84,161
Securities lending — affiliated	79,769
Income — affiliated	25,732
Interest	407

Total income	6,441,271

Expenses
Investment advisory	134,686
Professional	21,518
Custodian	77,415
Independent Trustees	4,537
Offering	1,673
Miscellaneous	379

Total expenses	240,208
Less fees waived and/or reimbursed by Manager	(2,297)

Total expenses after fees waived and/or reimbursed	237,911

Net investment income	6,203,360

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(688,913)
Investments — affiliated	168,925
Financial futures contracts	770,718

250,730

Net change in unrealized appreciation/depreciation on:
Investments	32,236,185
Financial futures contracts	29,188

32,265,373

Total realized and unrealized gain	32,516,103

Net Increase in Net Assets Resulting from Operations	$38,719,463

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	31

Statements of Changes in Net Assets	Russell 1000® Index Master Portfolio

Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period March 31, 2011[1] to December 31, 2011

Operations
Net investment income	$6,203,360	$573,634
Net realized gain (loss)	250,730	(464,335)
Net change in unrealized appreciation/depreciation	32,265,373	(2,375,361)

Net increase (decrease) in net assets resulting from operations	38,719,463	(2,266,062)

Capital Transactions
Proceeds from contributions	418,927,430	72,436,022
Value of withdrawals	(74,435,787)	(13,288,780)

Net increase in net assets derived from capital transactions	344,491,643	59,147,242

Net Assets
Total increase in net assets	383,211,106	56,881,180
Beginning of period	56,881,180	—

End of period	$440,092,286	$56,881,180

[1]	Commencement of operations.

See Notes to Financial Statements.

32	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Financial Highlights	Russell 1000® Index Master Portfolio

	Year Ended December 31, 2012	Period March 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	16.39%	(4.68)%[2]

Ratios to Average Net Assets
Total expenses	0.09%	0.40%	[3,4]

Total expenses after fees waived	0.09%	0.16%	[3]

Net investment income	2.30%	2.04%	[3]

Supplemental Data
Net assets, end of period (000)	$440,092	$56,881

Portfolio turnover	16%	10%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.40%.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	33

Notes to Financial Statements	Russell 1000® Index Master Portfolio

1. Organization and Significant Accounting Policies:

Russell 1000® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends

34	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. BlackRock’s indemnity allows for full replacement of securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for the year ended December 31, 2012 and period ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Offering Costs: Offering costs associated with the establishment of the Master Portfolio are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	35

Notes to Financial Statements (continued)	Russell 1000® Index Master Portfolio

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risks or other risks. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
	Statements of Assets and Liability Location	Value
Equity contracts	Net unrealized appreciation/depreciation*	$51,223

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain From
Equity Contracts
Financial futures contracts	$770,718

Net Change in Unrealized Appreciation/Depreciation on
Equity Contracts
Financial futures contracts	$29,188

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	117
Average notional value of contracts purchased	$8,533,018

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Master Portfolio’s business, in order to limit expenses of certain feeder funds, which invest their assets in the Master Portfolio. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board, including a majority of the independent trustees. For the year ended December 31, 2012, the Manager waived $1,821, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral

36	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	Russell 1000® Index Master Portfolio

received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2012, BTC received $42,953 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2012, were $383,776,562 and $43,233,462, respectively.

5. Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The credit agreement, which expired in

November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2012. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2012.

6. Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	37

Report of Independent Registered Public Accounting Firm	Russell 1000® Index Master Portfolio

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Russell 1000® Index Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2012, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended December 31, 2012 and the period June 30, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

38	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	39

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

40	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

				Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	41

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s/Master Portfolio’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s/Master Portfolio’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund’s/Master Portfolio’s will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund’s/Master Portfolio’s at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

42	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and

(iv) from visits to our websites. BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012	43

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

44	BLACKROCK RUSSELL 1000® INDEX FUND	DECEMBER 31, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

# R1000-12/12-AR

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock ACWI ex-US Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2012	BlackRock ACWI ex-US Index Fund

Investment Objective

BlackRock ACWI ex-US Index Fund’s (the “Fund”), investment objective is to match the performance of the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended December 31, 2012, the Fund’s Institutional, Investor A and Class K Shares returned 16.61%, 16.31% and 19.25%, respectively, while the benchmark MSCI ACWI ex-US Index returned 16.83%. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of developed and emerging countries, excluding the United States.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in the ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Following a tumultuous 2011, equity markets began the new year with a strong rally amid lower volatility. The debt situation in Europe had stabilized and global liquidity conditions improved as the ECB implemented its long-term refinancing operations. Positive economic indicators out of the United States brightened the outlook for the world economy and equities moved higher through the first two months of 2012.

•

A flare-up in the European debt crisis halted the rally in the spring. Political instability in Greece caused anxiety about whether the country would continue its membership in the eurozone. Spain faced severe deficit and policymaking issues and a liquidity crisis in the nation’s banks. Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Many European countries fell into recession. In the United States, disappointing jobs reports signaled that the recovery was losing steam. International equities gave back all of their year-to-date gains by the end of May.

•

As the global economic picture dimmed, investors grew increasingly optimistic that the world’s central banks would intervene to stimulate growth. Meanwhile, European leaders took meaningful steps toward fiscal integration in the euro currency bloc. These positive themes drove a powerful equity rebound in June. In July, ECB president Mario Draghi boosted investor confidence by stating that the ECB was committed to do “whatever it takes” to hold the eurozone together. This assurance, along with growing hopes for additional central bank stimulus, overshadowed concerns about the dreary economic landscape and international stock markets continued their advance through the third quarter. In September, the ECB announced its decision to backstop eurozone governments with unlimited purchases of short-term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus program involving purchases of agency mortgage-backed securities.

•

Concerns about the world economy resurfaced in the fall amid political uncertainty in key nations. Global trade slowed as Europe’s recession deepened, US growth remained lackluster and growth continued to decelerate in China, where a once-in-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts set to take effect at the beginning of 2013, known as the “fiscal cliff,” threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that political gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in equity markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the fiscal cliff with a last-minute tax deal, spurring relief rallies in stock markets globally. However, relief from US fiscal worries was only partial as decisions relating to spending cuts and the national debt ceiling remained pending as financial markets closed for the year. Despite a downtrodden economic environment and a suspenseful lead-up to the US fiscal cliff deadline, international stock prices moved higher through the final months of 2012 as investors took on more risk to achieve meaningful returns in the low interest rate environment.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the MSCI ACWI ex-US Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

BlackRock ACWI ex-US Index Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expense, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of companies located in developed and emerging market countries excluding the United States.

[3]

The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of developed and emerging-market countries, excluding the United States.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Return
	6-Month Total Returns	1 Year	Since Inception[5]
Institutional	13.35%	16.61%	(2.97)%
Investor A	13.33	16.31	(3.18)
Class K	16.04	19.25	(1.51)
MSCI ACWI ex-US Index	13.68	16.83	(1.92)

[5]	The Fund commenced operations on June 30, 2011.

See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,133.50	$1.82	$1,000.00	$1,023.43	$1.73	0.34%
Investor A	$1,000.00	$1,133.30	$3.38	$1,000.00	$1,021.97	$3.20	0.63%
Class K	$1,000.00	$1,160.40	$1.68	$1,000.00	$1,023.58	$1.58	0.31%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	5

About Fund Performance	BlackRock ACWI ex-US Index Fund

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the preceeding page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled

“Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Statement of Assets and Liabilities	BlackRock ACWI ex-US Index Fund

December 31, 2012

Assets
Investments at value — MSCI ACWI ex-US Index Master Portfolio (cost — $2,693,810)	$9,717,317
Capital shares sold receivable	461
Receivable from administrator	25,769
Withdrawals receivable from the Master Portfolio	771
Prepaid expenses	4,522

Total assets	9,748,840

Liabilities
Capital shares redeemed payable	1,232
Income dividends payable	1,833
Registration fees payable	6,505
Printing fees payable	6,823
Transfer agent fees payable	1,878
Service fees payable	8
Professional fees payable	38,733
Other accrued expenses payable	315

Total liabilities	57,327

Net Assets	$9,691,513

Net Assets Consist of
Paid-in capital	$6,656,969
Accumulated net investment loss	(65,331)
Accumulated net realized loss allocated from the Master Portfolio	(3,923,632)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	7,023,507

Net Assets	$9,691,513

Net Asset Value
Institutional — Based on net assets of $9,602,017 and 1,059,275 shares outstanding, unlimited number of shares authorized, no par value	$9.06

Investor A — Based on net assets of $39,328 and 4,342 shares outstanding, unlimited number of shares authorized, no par value	$9.06

Class K — Based on net assets of $50,168 and 5,411 shares outstanding, unlimited number of shares authorized, no par value	$9.27

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	7

Statement of Operations	BlackRock ACWI ex-US Index Fund

Year Ended December 31, 2012

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$1,157,841
Foreign taxes withheld	(122,929)
Dividends — affiliated	3,524
Income — affiliated	3,276
Interest — unaffiliated	138
Expenses	(183,474)
Fees waived	51,403

Total income	909,779

Fund Expenses
Administration	40,541
Service — Investor A	73
Transfer agent — Institutional	543
Transfer agent — Investor A	53
Transfer agent — Class K	824
Offering	101,420
Professional	69,741
Registration	44,228
Miscellaneous	5,033
Recoupment of past waived fees — class specific	28

Total expenses	262,484
Less administration fees waived	(40,541)
Less transfer agent fees waived — Institutional	(34)
Less transfer agent fees waived — Investor A	(5)
Less transfer agent fees waived — Class K	(134)
Less transfer agent fees reimbursed — Institutional	(350)
Less transfer agent fees reimbursed — Investor A	(33)
Less transfer agent fees reimbursed — Class K	(685)
Less fees reimbursed by administrator	(217,318)

Total expenses after fees waived and reimbursed	3,384

Net investment income	906,395

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized loss from investments, financial futures contracts and foreign currency transactions	(3,693,070)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	10,461,710

Total realized and unrealized gain	6,768,640

Net Increase in Net Assets Resulting from Operations	$7,675,035

See Notes to Financial Statements.

8	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Statements of Changes in Net Assets	BlackRock ACWI ex-US Index Fund

Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period June 30, 2011[1] to December 31, 2011

Operations
Net investment income	$906,395	$176,245
Net realized loss	(3,693,070)	(345,155)
Net change in unrealized appreciation/depreciation	10,461,710	(3,438,203)

Net increase (decrease) in net assets resulting from operations	7,675,035	(3,607,113)

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	(767,437)	(102)
Investor A	(1,501)	(93)
Class K	(182,164)	(82,081)
Tax return of capital:
Institutional	(175)	(56)
Investor A	—	(51)
Class K	(42)	(45,667)

Decrease in net assets resulting from dividends and distributions to shareholders	(951,319)	(128,050)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(13,322,040)	20,025,000

Net Assets
Total increase (decrease) in net assets	(6,598,324)	16,289,837
Beginning of period	16,289,837	—

End of period	$9,691,513	$16,289,837

Accumulated net investment loss	$(65,331)	$(20,624)

[1]	Commencement of operations.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	9

Financial Highlights	BlackRock ACWI ex-US Index Fund

	Institutional
	Year Ended December 31, 2012		Period June 30, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.13		$10.00

Net investment income[2]	0.17		0.08
Net realized and unrealized gain (loss)	1.16		(1.89)

Net increase (decrease) from investment operations	1.33		(1.81)

Dividends and distributions from:[3]
Net investment income	(0.40)		(0.04)
Tax return of capital	(0.00)[4]		(0.02)

Total dividends and distributions	(0.40)		(0.06)

Net asset value, end of period	$9.06		$8.13

Total Investment Return[5]
Based on net asset value	16.61%		(18.05)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.75%	[8]	2.04% [9,10,11]

Total expenses after fees waived	0.34%	[8]	0.37% [9,11]

Net investment income	1.95%	[8]	1.78% [9,11]

Supplemental Data
Net assets, end of period (000)	$9,602		$46

Portfolio turnover of the Master Portfolio	42%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.01) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.08%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 1.14%.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.08%.

[11]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock ACWI ex-US Index Fund

	Investor A
	Year Ended December 31, 2012		Period June 30, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.13		$10.00

Net investment income[2]	0.19		0.08
Net realized and unrealized gain (loss)	1.12		(1.89)

Net increase (decrease) from investment operations	1.31		(1.81)

Dividends and distributions from:[3]
Net investment income	(0.38)		(0.04)
Tax return of capital	(0.00)[4]		(0.02)

Total dividends and distributions	(0.38)		(0.06)

Net asset value, end of period	$9.06		$8.13

Total Investment Return[5]
Based on net asset value	16.31%		(18.11)%[6]

Ratios to Average Net Assets[7]
Total expenses	1.88%	[8]	2.30% [9,10,11]

Total expenses after fees waived	0.63%	[8]	0.62% [9,11]

Net investment income	2.18%	[8]	1.74% [9,11]

Supplemental Data
Net assets, end of period (000)	$39		$20

Portfolio turnover of the Master Portfolio	42%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.01) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.16%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 1.14%.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.36%.

[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	11

Financial Highlights (concluded)	BlackRock ACWI ex-US Index Fund

	Class K
	Year Ended December 31, 2012		Period June 30, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.13		$10.00

Net investment income[2]	0.28		0.09
Net realized and unrealized gain (loss)	1.27		(1.90)

Net increase (decrease) from investment operations	1.55		(1.81)

Dividends and distributions from:[3]
Net investment income	(0.41)		(0.04)
Tax return of capital	(0.00)[4]		(0.02)

Total dividends and distributions	(0.41)		(0.06)

Net asset value, end of period	$9.27		$8.13

Total Investment Return[5]
Based on net asset value	19.25%		(18.04)%[6]

Ratios to Average Net Assets[7]
Total expenses	1.80%	[8]	1.73% [9,10,11]

Total expenses after fees waived	0.33%	[8]	0.32% [9,11]

Net investment income	3.31%	[8]	2.03% [9,11]

Supplemental Data
Net assets, end of period (000)	$50		$16,224

Portfolio turnover of the Master Portfolio	42%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.01) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.29%.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 1.14%.

[10]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.79%.

[11]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements	BlackRock ACWI ex-US Index Fund

1. Organization and Significant Accounting Policies:

BlackRock ACWI ex-US Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2012 was 2.55%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the year ended December 31, 2012 and period ended December 31, 2011. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Offering Costs: Offering costs associated with the establishment of the Fund are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays BTC a monthly fee at an

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	13

Notes to Financial Statements (continued)

annual rate of 0.10% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as the Fund’s administrator and entered into an Administration Agreement with the Trust, on behalf of the Fund, on similar terms.

BlackRock Fund Advisors (“BFA”), the investment advisor for the Master Portfolio, BAL and previously BTC, contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The expense limitation as a percentage of average daily net assets is as follows: 0.40% for Institutional, 0.65% for Investor A and 0.35% for Class K. BFA, BAL and previously BTC have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board, including a majority of the independent trustees. These amounts are shown as or included in administration fees waived, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and fees reimbursed by administrator.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BFA, BAL or previously BTC, as applicable, are less than the expense limit for that share class, the share class is required to repay BFA, BAL or previously BTC, as applicable, up to the lesser of (a) the amount of fees waived or expenses reimbursed during the two prior fiscal periods under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BFA, BAL or previously BTC or an affiliate serves as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA, BAL or previously BTC, as applicable, becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA, BAL or previously BTC, as applicable, shall be calculated by reference to the expense limit for that share class in effect at the time BFA, BAL or previously BTC became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2012, BAL recouped the following Fund Level and class specific waivers and/or reimbursements previously recorded by the Fund:

BAL
Institutional	$28

On December 31, 2012, the Fund Level and class specific waiver and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2013	2014
	BTC	BTC	BAL
Fund level	$118,427	$146,981	$110,878
Institutional	$—	$9	$375
Investor A	$31	$19	$19
Class K	$1,388	$799	$20

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Investor A Shares Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to Investor A shareholders.

BAL, and previously BTC, maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2012, the Fund reimbursed BAL, and previously BTC, the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	BTC	BAL
Institutional	$8	$342
Investor A	$17	$16
Class K	$665	$20

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

14	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (concluded)

3. Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/2012	12/31/2011
Ordinary income	$951,102	$82,276
Tax return of capital	217	45,774

Total	$951,319	$128,050

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Capital loss carryforwards	$(2,253,335)
Net unrealized gains[1]	5,288,596
Qualified late-year losses[2]	(717)

Total	$3,034,544

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax timing and character of income from a partnership.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012, the Fund had a capital loss carryforward of $2,253,335 available to offset future realized capital gains. The capital loss carryforward has no expiration date.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Period June 30, 2011[1] to December 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	9,459,692	$77,458,398	5,657	$50,000
Shares issued to shareholders in reinvestment of dividends	87,727	766,601	—	—
Shares redeemed	(8,493,801)	(75,581,211)	—	—

Net increase	1,053,618	$2,643,788	5,657	$50,000

Investor A
Shares sold	1,873	$15,506	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends	62	548	—	—
Shares redeemed	(93)	(797)	—	—

Net increase	1,842	$15,257	2,500	$25,000

Class K
Shares sold	2,170	$17,451	1,995,000	$19,950,000
Shares issued to shareholders in reinvestment of dividends	76	689	—	—
Shares redeemed	(1,991,835)	(15,999,225)	—	—

Net increase (decrease)	(1,989,589)	$(15,981,085)	1,995,000	$19,950,000

Total Net Increase (Decrease)	(934,129)	$(13,322,040)	2,003,157	$20,025,000

[1]	Commencement of operations.

At December 31, 2012, shares owned by affiliated were as follows:

Shares
Institutional	2,250
Investor A	2,500
Class K	3,165

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	15

Report of Independent Registered Public Accounting Firm	BlackRock ACWI ex-US Index Fund

To the Shareholders and Board of Trustees of

BlackRock Funds III:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BlackRock ACWI ex-US Index Fund, a series of BlackRock Funds III (the “Trust”), at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2012 and the period June 30, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2012:

Qualified Dividend Income for Individuals[1]	88.39%
Foreign Source Income[1]	100%
Foreign Taxes Paid Per Share[2]	$0.052152

[1]	Expressed as a percentage of distributions grossed up for foreign taxes.

[2]

The foreign taxes paid represent taxes paid by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

16	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Master Portfolio Information as of December 31, 2012	BlackRock ACWI ex-US Index Fund

Ten Largest Holdings	Percent of Long-Term Investments

iShares S&P India Nifty 50 Index Fund	2%
Nestle SA, Registered Shares	1
HSBC Holdings Plc	1
Samsung Electronics Co. Ltd.	1
Novartis AG, Registered Shares	1
Roche Holding AG	1
BP Plc	1
Royal Dutch Shell Plc, Class A	1
Toyota Motor Corp.	1
BHP Billiton Ltd.	1

Geographic Allocation	Percent of Long-Term Investments

United Kingdom	15%
Japan	14
Canada	8
France	6
Australia	6
Switzerland	6
Germany	6
China	4
South Korea	3
Brazil	3
Taiwan	3
Hong Kong	2
Sweden	2
Spain	2
South Africa	2
Netherlands	2
India	2
Italy	2
Other[1]	12

[1]

Other includes a 1% or less holding in each of the following countries: Russia, Singapore, Mexico, Malaysia, Belgium, Denmark, Indonesia, Norway, Thailand, Finland, Turkey, Chile, Israel, Poland, Colombia, Philippines, Ireland, Austria, Peru, Portugal, New Zealand, Egypt, Czech Republic, Hungary, Greece and Morocco.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	17

Schedule of Investments December 31, 2012	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 5.9%
AGL Energy Ltd.	12,338	$198,346
ALS Ltd.	7,413	84,563
Alumina Ltd.	60,854	58,404
Amcor Ltd.	29,731	251,279
AMP Ltd.	69,893	354,523
APA Group	18,761	108,308
Asciano Ltd.	21,706	106,186
ASX Ltd.	3,790	123,684
Aurizon Holdings Ltd.	41,449	162,993
Australia & New Zealand Banking Group Ltd.	62,108	1,635,706
Bendigo and Adelaide Bank Ltd.	9,383	83,585
BHP Billiton Ltd.	73,357	2,863,888
Boral Ltd.	17,007	78,036
Brambles Ltd.	38,203	302,922
Caltex Australia Ltd.	2,775	55,971
Centro Retail Australia	30,562	72,350
CFS Retail Property Trust	43,987	87,995
Coca-Cola Amatil Ltd.	14,298	200,934
Cochlear Ltd.	1,290	106,940
Commonwealth Bank of Australia	36,256	2,361,222
Computershare Ltd.	9,931	93,685
Crown Ltd.	10,816	120,879
CSL Ltd.	11,863	669,753
Dexus Property Group	103,186	109,594
Echo Entertainment Group Ltd.	17,948	64,822
Flight Centre Ltd.	1,246	35,257
Fortescue Metals Group Ltd.	31,525	157,103
Goodman Group	38,905	177,272
GPT Group	31,721	122,100
Harvey Norman Holdings Ltd.	8,907	17,731
Iluka Resources Ltd.	9,373	90,580
Incitec Pivot Ltd.	36,541	124,582
Insurance Australia Group Ltd.	47,286	232,900
Leighton Holdings Ltd.	3,620	68,335
Lend Lease Group	12,255	119,680
Macquarie Group Ltd.	7,816	292,795
Metcash Ltd.	19,644	68,100
Mirvac Group	77,332	120,347
National Australia Bank Ltd.	52,011	1,368,049
Newcrest Mining Ltd.	18,222	426,261
Orica Ltd.	8,262	217,341
Origin Energy Ltd.	26,260	322,806
OZ Minerals Ltd.	7,368	52,324
Qantas Airways Ltd. (a)	23,375	36,603
QBE Insurance Group Ltd.	28,050	321,394
Ramsay Health Care Ltd.	3,118	88,932
Rio Tinto Ltd.	10,012	703,934
Santos Ltd.	21,517	252,107
Sims Metal Management Ltd.	4,321	42,697

Common Stocks	Shares	Value

Australia (concluded)
Sonic Healthcare Ltd.	8,393	$117,155
SP AusNet	33,931	39,431
Stockland	49,806	184,159
Suncorp Group Ltd.	30,711	327,958
Sydney Airport	4,553	16,038
Tabcorp Holdings Ltd.	18,044	57,633
Tatts Group Ltd.	29,460	92,792
Telstra Corp. Ltd.	98,912	450,715
Toll Holdings Ltd.	16,165	77,478
Transurban Group	29,985	190,602
Treasury Wine Estates Ltd.	14,622	71,969
Wesfarmers Ltd.	23,480	905,885
Westfield Group	50,693	559,846
Westfield Retail Trust	65,902	207,918
Westpac Banking Corp.	70,643	1,935,602
Whitehaven Coal Ltd.	11,321	42,191
Woodside Petroleum Ltd.	15,307	545,465
Woolworths Ltd.	28,742	881,757
WorleyParsons Ltd.	4,626	113,952

		22,634,344
Austria — 0.2%
Andritz AG	1,682	108,083
Erste Group Bank AG (a)	4,927	156,652
IMMOFINANZ AG	27,369	115,218
OMV AG	3,307	119,833
Raiffeisen Bank International AG	1,141	47,464
Telekom Austria AG	4,159	31,580
Verbund AG	1,361	33,804
Vienna Insurance Group AG	746	39,817
Voestalpine AG	2,329	85,575

		738,026
Belgium — 0.8%
Ageas	5,258	155,359
Anheuser-Busch InBev NV	18,130	1,578,843
Belgacom SA	3,874	113,940
Colruyt SA	1,922	95,135
Delhaize Group	2,249	90,587
Groupe Bruxelles Lambert SA	2,032	162,065
KBC Groep NV	5,591	194,859
Solvay SA	1,343	195,423
Telenet Group Holding NV	1,397	65,738
UCB SA	2,490	142,648
Umicore SA	2,576	142,641

		2,937,238
Brazil — 2.9%
AES Tiete SA, Preference Shares	2,400	27,651
All America Latina Logistica SA	11,400	46,268

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts AUD Australian Dollar BRL Brazilian Real CAD Canadian Dollar CHF Swiss Franc DKK Danish Krone EUR Euro GBP British Pound HKD Hong Kong Dollar	JPY Japanese Yen KRW South Korean Won MXN Mexican Peso NOK Norwegian Krone NVDR Non-Voting Depositary Receipts SEK Swedish Krona SGD Singapore Dollar TWD New Taiwan Dollar USD US Dollar

See Notes to Financial Statements.

18	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Brazil (continued)
Amil Participacoes SA	2,500	$37,668
Anhanguera Educacional Participacoes SA	2,500	42,210
Arteris SA	2,900	26,840
Banco Bradesco SA	13,200	218,807
Banco Bradesco SA, Preference Shares	43,900	754,072
Banco do Brasil SA	12,800	160,039
Banco do Estado do Rio Grande do Sul, Preference Shares	4,200	31,815
Banco Santander (Brasil) SA	16,900	123,562
BM&F Bovespa SA	40,200	274,872
BR Malls Participacoes SA	9,100	120,089
BR Properties SA	4,600	57,289
Bradespar SA, Preference Shares	4,900	78,567
Braskem SA, Preference ‘A’ Shares	4,300	26,882
BRF — Brasil Foods SA	14,800	304,963
CCR SA	20,000	189,988
Centrais Eletricas Brasileiras SA	7,400	22,878
Centrais Eletricas Brasileiras SA, Preference ‘B’ Shares	5,300	27,128
CETIP SA — Mercados Organizados	4,900	60,762
Cia de Bebidas das Americas	3,400	138,989
Cielo SA	6,600	183,704
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	2,200	97,241
Companhia de Bebidas das Americas, Preference Shares	17,900	748,172
Companhia de Saneamento Basico do Estado de Sao Paulo	2,600	110,311
Companhia de Saneamento de Minas Gerais-COPASA	1,300	27,778
Companhia Energetica de Minas Gerais, Preference Shares	10,800	119,209
Companhia Energetica de Sao Paulo, Preference ‘B’ Shares	3,700	35,039
Companhia Hering SA	3,400	69,727
Companhia Paranaense de Energia, Preference ‘B’ Shares	2,500	38,706
Companhia Siderurgica Nacional SA	16,200	93,837
Cosan SA Industria e Comercio	2,600	53,016
CPFL Energia SA	5,300	55,394
Cyrela Brazil Realty SA	6,100	53,299
Diagnosticos da America SA	5,100	32,854
Duratex SA	5,700	41,341
EcoRodovias Infraestrutura e Logistica SA	4,000	33,797
EDP — Energias do Brasil SA	4,600	28,061
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference Shares	2,600	21,333
Embraer SA	12,200	86,100
Fibria Celulose SA (a)	5,300	58,423
Gerdau SA, Preference Shares	19,300	169,010
Hypermarcas SA (a)	8,600	69,808
Itau Unibanco Holding SA, Preference Shares	54,400	887,138
Itausa — Investimentos Itau SA, Preference Shares	57,040	269,948
JBS SA (a)	10,100	29,597
Klabin SA, Preference Shares	9,300	58,094
Kroton Educacional SA (a)	2,600	58,730
Light SA	1,300	14,171
Localiza Rent a Car SA	3,300	60,440
Lojas Americanas SA	3,300	28,721
Lojas Americanas SA, Preference Shares	8,756	78,387
Lojas Renner SA	2,800	109,060
Marcopolo SA, Preference Shares	4,700	29,612

Common Stocks	Shares	Value

Brazil (concluded)
Metalurgica Gerdau SA, Preference Shares	6,500	$72,698
MPX Energia SA (a)	3,900	21,238
MRV Engenharia e Participacoes SA	6,600	38,617
Multiplan Empreendimentos Imobiliarios SA	1,700	49,983
Multiplus SA	1,200	27,968
Natura Cosmeticos SA	3,800	108,831
Odontoprev SA	5,800	30,395
OGX Petroleo e Gas Participacoes SA (a)	28,200	60,325
Oi SA	7,005	31,339
Oi SA, Preference Shares	20,297	82,477
PDG Realty SA Empreendimentos e Participacoes	28,600	46,235
Petroleo Brasileiro SA	69,600	664,557
Petroleo Brasileiro SA, Preference Shares	97,400	928,570
Porto Seguro SA	2,000	22,945
Qualicorp SA (a)	3,200	33,149
Raia Drogasil SA	4,900	55,210
Souza Cruz SA	8,600	129,409
Sul America SA	3,308	28,597
Telefonica Brasil SA, Preference Shares	6,600	157,949
Tim Participacoes SA	17,840	71,447
Totvs SA	2,800	55,234
Tractebel Energia SA	3,800	61,895
Ultrapar Participacoes SA	7,400	167,300
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares	8,300	51,888
Vale SA	30,800	636,007
Vale SA, Preference ‘A’ Shares	46,200	922,195
WEG SA	4,800	63,297

		11,241,152
Canada — 7.6%
Agnico-Eagle Mines Ltd.	3,884	203,552
Agrium, Inc.	3,334	332,294
Alimentation Couche Tard, Inc.	2,901	142,702
ARC Resources Ltd.	6,674	163,982
Athabasca Oil Corp. (a)	6,978	73,309
Bank of Montreal	14,735	901,550
Bank of Nova Scotia	26,214	1,514,282
Barrick Gold Corp.	23,476	821,790
Baytex Energy Corp.	2,704	116,538
BCE, Inc.	6,035	258,643
Bell Aliant, Inc.	1,880	49,745
Bombardier, Inc.	34,067	128,774
Bonavista Energy Corp.	3,851	57,376
Brookfield Asset Management Inc., Class A	13,364	489,579
Brookfield Office Properties, Inc.	6,247	106,514
CAE, Inc.	5,631	57,006
Cameco Corp.	8,945	176,166
Canadian Imperial Bank of Commerce	9,010	724,369
Canadian National Railway Co.	9,754	885,773
Canadian Natural Resources Ltd.	25,417	731,821
Canadian Oil Sands Ltd.	11,066	224,390
Canadian Pacific Railway Ltd.	3,828	388,303
Canadian Tire Corp. Ltd., Class A	1,729	120,597
Canadian Utilities Ltd.	1,249	90,332
Catamaran Corp. (a)	4,660	219,156
Cenovus Energy, Inc.	17,729	593,343
Centerra Gold, Inc.	3,697	34,602
CGI Group Inc., Class A (a)	4,665	107,585
CI Financial Corp.	3,483	87,294

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	19

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Canada (continued)
Crescent Point Energy Corp.	7,857	$297,155
Dollarama, Inc.	1,568	92,958
Eldorado Gold Corp.	15,518	199,689
Empire Co. Ltd.	643	38,107
Enbridge, Inc.	17,640	762,916
Encana Corp.	16,746	330,981
Enerplus Corp.	4,584	59,449
Finning International, Inc.	3,863	95,420
First Quantum Minerals Ltd.	10,843	238,836
Fortis, Inc.	4,221	145,212
Franco-Nevada Corp.	3,303	188,544
George Weston Ltd.	1,141	81,076
Gildan Activewear, Inc.	2,618	95,619
Goldcorp, Inc.	19,085	701,657
Great-West Lifeco, Inc.	6,464	158,237
H&R Real Estate Investment Trust	2,175	52,697
Husky Energy, Inc.	7,780	229,951
IAMGOLD Corp.	8,655	99,106
IGM Financial, Inc.	2,756	115,260
Imperial Oil Ltd.	6,986	300,102
Industrial Alliance Insurance & Financial Services, Inc.	2,207	69,625
Inmet Mining Corp.	1,102	81,994
Intact Financial Corp.	2,909	189,420
Kinross Gold Corp.	26,166	254,110
Loblaw Cos. Ltd.	2,537	106,943
Magna International Inc., Class A	5,318	265,606
Manulife Financial Corp.	41,516	563,870
MEG Energy Corp. (a)	2,845	87,063
Metro Inc., Class A	2,179	138,731
National Bank of Canada	3,721	288,941
New Gold, Inc. (a)	10,567	116,963
Nexen, Inc.	12,026	321,233
Onex Corp.	2,102	88,480
Open Text Corp. (a)	1,318	73,711
Osisko Mining Corp. (a)	8,495	68,322
Pacific Rubiales Energy Corp.	6,707	155,825
Pan American Silver Corp.	3,677	68,904
Pembina Pipeline Corp.	6,539	187,092
Pengrowth Energy Corp.	11,060	55,039
Penn West Petroleum Ltd.	10,574	114,808
Potash Corp. of Saskatchewan, Inc.	20,095	817,780
Power Corp. of Canada	7,904	201,672
Power Financial Corp.	5,545	151,851
Research In Motion Ltd. (a)	10,677	126,660
RioCan Real Estate Investment Trust	3,049	84,478
Ritchie Bros Auctioneers, Inc.	2,243	46,790
Rogers Communications, Inc., Class B	8,995	408,379
Royal Bank of Canada	33,077	1,991,204
Saputo, Inc.	2,885	145,918
Shaw Communications, Inc., Class B	8,850	203,211
Shoppers Drug Mart Corp.	4,693	201,931
Silver Wheaton Corp.	8,533	307,624
SNC-Lavalin Group, Inc.	3,400	137,818
Sun Life Financial, Inc.	14,022	371,730
Suncor Energy, Inc.	35,940	1,181,861
Talisman Energy, Inc.	23,593	266,835
Teck Resources Ltd., Class B	13,649	496,040
TELUS Corp.	3,411	221,799
Thomson Reuters Corp.	9,158	264,972

Common Stocks	Shares	Value

Canada (concluded)
Tim Hortons, Inc.	4,021	$197,392
The Toronto-Dominion Bank	20,485	1,724,760
Tourmaline Oil Corp. (a)	2,912	91,426
TransAlta Corp.	5,920	89,987
TransCanada Corp.	16,366	773,630
Turquoise Hill Resources Ltd. (a)	10,256	78,361
Valeant Pharmaceuticals International, Inc. (a)	6,795	405,364
Vermilion Energy, Inc.	2,091	109,248
Yamana Gold, Inc.	17,269	297,047

		28,776,787
Chile — 0.4%
AES Gener SA	49,161	31,571
Aguas Andinas SA	59,765	42,410
Banco de Chile	401,293	64,869
Banco de Chile (a)	22,524	3,330
Banco de Credito e Inversiones	797	54,847
Banco Santander Chile	1,436,925	101,208
CAP SA	1,918	64,321
Cencosud SA	22,156	120,117
Colbun SA (a)	186,444	51,425
Companhia Cervecerias Unidas SA	2,835	44,636
CorpBanca	2,564,714	34,435
E.CL SA, Class S	13,422	31,515
Embotelladora Andina SA, Preference ‘B’ Shares	4,632	29,139
Empresa Nacional de Electricidad SA	70,263	114,198
Empresas CMPC SA	25,626	94,630
Empresas COPEC SA	10,071	142,847
Enersis SA	286,177	105,098
ENTEL Chile SA	2,744	56,739
LATAM Airlines Group SA	5,940	139,595
SACI Falabella	10,690	110,113
Sociedad Quimica y Minera de Chile SA, Preference ‘B’ Shares	2,025	116,373
Vina Concha y Toro SA	7,977	15,539

		1,568,955
China — 4.2%
Agile Property Holdings Ltd.	32,000	45,941
Agricultural Bank of China Ltd., Class H	486,000	245,258
Air China Ltd., Class H	44,000	37,677
Airtac International Group	2,000	11,655
Aluminum Corp. of China Ltd., Class H (a)	104,000	48,905
Angang Steel Co. Ltd. (a)	26,000	19,540
Anhui Conch Cement Co. Ltd., Class H	28,000	104,590
AviChina Industry & Technology Co. Ltd.	40,000	17,983
Bank of China Ltd., Class H	1,758,000	796,168
Bank of Communications Co. Ltd., Class H	157,700	120,601
BBMG Corp.	24,500	22,820
Beijing Capital International Airport Co. Ltd.	48,000	34,842
Beijing Enterprises Holdings Ltd.	11,500	75,432
Belle International Holdings Ltd.	105,000	232,215
Brilliance China Automotive Holdings Ltd. (a)	62,000	77,915
Byd Co. Ltd., Class H (a)	14,000	42,908
China Agri-Industries Holdings Ltd.	61,100	34,720
China BlueChemical Ltd., Class H	48,000	32,744
China Citic Bank Corp. Ltd., Class H	166,000	100,599
China Coal Energy Co. Ltd., Class H	92,000	102,246
China Communications Construction Co. Ltd., Class H	100,000	98,466
China Communications Services Corp. Ltd.	50,000	29,219

See Notes to Financial Statements.

20	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

China (continued)
China Construction Bank Corp., Class H	1,665,000	$1,360,658
China COSCO Holdings Co. Ltd., Class H (a)	67,500	33,907
China Foods Ltd.	18,000	16,753
China International Marine Containers Group Co. Ltd. (a)	11,300	17,320
China Life Insurance Co. Ltd., Class H	177,000	586,235
China Longyuan Power Group Corp., Class H	54,000	37,999
China Mengniu Dairy Co. Ltd.	28,000	80,034
China Merchants Bank Co. Ltd., Class H	88,500	198,979
China Merchants Holdings International Co. Ltd.	26,000	84,909
China Minsheng Banking Corp. Ltd., Class H	117,500	138,029
China Mobile Ltd.	139,000	1,635,709
China National Building Material Co. Ltd., Class H	64,000	96,095
China Oilfield Services Ltd., Class H	34,000	71,290
China Overseas Land & Investment Ltd.	100,000	304,043
China Pacific Insurance Group Co. Ltd., Class H	53,400	201,345
China Petroleum & Chemical Corp., Class H	398,000	458,207
China Railway Construction Corp. Ltd.	44,000	50,901
China Railway Group Ltd.	90,000	53,516
China Resources Cement Holdings Ltd.	42,000	28,222
China Resources Enterprise Ltd.	28,000	102,473
China Resources Land Ltd.	46,000	127,452
China Resources Power Holdings Co. Ltd.	42,000	108,210
China Shanshui Cement Group Ltd.	40,000	29,933
China Shenhua Energy Co. Ltd., Class H	77,000	344,908
China Shipping Container Lines Co. Ltd. (a)	76,000	22,493
China Shipping Development Co. Ltd.	26,000	15,283
China Southern Airlines Co. Ltd.	44,000	22,496
China Taiping Insurance Holdings Co. Ltd. (a)	19,400	39,766
China Telecom Corp. Ltd., Class H	316,000	178,681
China Unicom Hong Kong Ltd.	106,000	172,348
China Vanke Co. Ltd.	32,500	52,414
Chongqing Rural Commercial Bank	49,000	27,353
Citic Pacific Ltd.	27,000	40,850
CITIC Securities Co. Ltd.	23,500	60,465
CNOOC Ltd.	417,000	918,656
COSCO Pacific Ltd.	36,000	52,199
Country Garden Holdings Co. Ltd. (a)	114,129	60,975
CSR Corp. Ltd.	46,000	40,958
Daphne International Holdings Ltd.	16,000	22,274
Datang International Power Generation Co. Ltd.	60,000	23,070
Dongfang Electric Corp. Ltd.	6,600	13,585
Dongfeng Motor Group Co. Ltd., Class H	60,000	94,464
ENN Energy Holdings Ltd.	16,000	70,110
Evergrande Real Estate Group Ltd.	126,000	71,071
GCL-Poly Energy Holdings Ltd.	204,000	42,230
Golden Eagle Retail Group Ltd.	15,000	37,360
GOME Electrical Appliances Holding Ltd. (a)	283,000	34,243
Great Wall Motor Co. Ltd.	22,500	72,367
Guangzhou Automobile Group Co. Ltd., Class H	44,000	39,670
Guangzhou R&F Properties Co. Ltd.	23,600	39,997
Haitong Securities Co. Ltd. (a)	19,600	34,170
Hengan International Group Co. Ltd.	16,500	150,691
Huabao International Holdings Ltd.	56,000	28,029
Huaneng Power International, Inc., Class H	66,000	61,656
Industrial & Commercial Bank of China Ltd., Class H	1,515,000	1,093,491
Inner Mongolia Yitai Coal Co.	14,900	85,071
Intime Department Store Group Co. Ltd.	20,000	23,933
Jiangsu Expressway Co. Ltd.	34,000	35,399
Jiangxi Copper Co. Ltd., Class H	31,000	83,508

Common Stocks	Shares	Value

China (concluded)
Kingboard Chemical Holdings Ltd.	14,000	$50,555
Kunlun Energy Co. Ltd.	72,000	152,232
Lenovo Group Ltd.	140,000	129,088
Longfor Properties Co. Ltd.	32,500	64,619
Parkson Retail Group Ltd.	29,500	23,977
PetroChina Co. Ltd., Class H	498,000	718,448
PICC Property & Casualty Co. Ltd., Class H	64,800	92,552
Ping An Insurance (Group) Co. of China Ltd., Class H	44,000	375,307
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	32,000	32,109
Shanghai Electric Group Co. Ltd., Class H	68,000	29,619
Shanghai Industrial Holdings Ltd.	12,000	42,787
Shanghai Pharmaceuticals Holding Co. Ltd.	14,100	27,153
Shimao Property Holdings Ltd.	29,000	55,982
Shougang Fushan Resources Group Ltd.	70,000	26,273
Sinopec Shanghai Petrochemical Co. Ltd.	48,000	17,356
Sinopharm Group Co. Ltd., Class H	16,400	52,079
Soho China Ltd.	47,500	38,624
Tencent Holdings Ltd.	24,000	787,121
Tingyi Cayman Islands Holding Corp.	44,000	123,792
Tsingtao Brewery Co. Ltd.	6,000	35,762
Uni-President China Holdings Ltd.	27,000	28,757
Want Want China Holdings Ltd.	136,000	190,591
Weichai Power Co. Ltd., Class H	10,200	46,101
Wumart Stores, Inc.	11,000	23,792
Yanzhou Coal Mining Co. Ltd., Class H	40,000	68,186
Zhaojin Mining Industry Co. Ltd., Class H	21,500	34,413
Zhejiang Expressway Co. Ltd.	40,000	31,641
Zhongsheng Group Holdings Ltd.	9,500	14,584
Zhuzhou CSR Times Electric Co. Ltd.	12,000	45,544
Zijin Mining Group Co. Ltd., Class H	122,000	49,119
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	26,600	40,054
ZTE Corp., Class H	16,200	27,815

		15,836,929
Colombia — 0.3%
Almacenes Exito SA	4,840	97,238
Banco Davivienda SA, Preference Shares	2,215	29,433
Bancolombia SA	6,122	103,939
Bancolombia SA, Preference Shares	6,899	116,428
Cementos Argos SA	9,593	54,833
Corp. Financiera Colombiana SA	1,443	29,791
Ecopetrol SA	112,084	346,338
Grupo Argos SA	6,004	71,355
Grupo Argos SA, Preference Shares	243	2,932
Grupo Aval Acciones y Valores SA, Preference Shares	37,834	27,835
Grupo de Inversiones Suramericana SA	5,550	119,355
Grupo de Inversiones Suramericana SA, Preference Shares	1,298	28,648
Interconexion Electrica SA	9,289	50,466
Isagen SA ESP	18,177	25,769

		1,104,360
Czech Republic — 0.1%
CEZ AS	3,736	133,651
Komercni Banka AS	352	74,412
Telefonica Czech Republic AS	2,608	44,399

		252,462

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	21

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Denmark — 0.8%
A.P. Moller — Maersk A/S, Class A	29	$219,607
A.P. Moller — Maersk A/S, Class B	14	99,712
Carlsberg A/S, Class B	2,444	240,774
Coloplast A/S, Class B	2,580	126,524
Danske Bank A/S (a)	14,982	254,457
DSV A/S	4,188	108,354
Novo Nordisk A/S, Class B	9,199	1,497,934
Novozymes A/S, Class B	5,484	155,672
TDC A/S	13,617	96,478
Tryg A/S	532	40,264
William Demant Holding A/S (a)	657	56,444

		2,896,220
Egypt — 0.1%
Commercial International Bank SAE	13,700	74,467
Egyptian Financial Group-Hermes Holding (a)	7,477	12,944
Egyptian Kuwaiti Holding Co. SAE	13,196	16,891
National Societe Generale Bank SAE	2,696	14,926
Orascom Construction Industries (a)	2,172	86,183
Orascom Telecom Holding SAE (a)	62,500	39,013
Talaat Moustafa Group (a)	21,069	14,675
Telecom Egypt Co.	6,786	15,098

		274,197
Finland — 0.5%
Elisa OYJ	3,134	69,480
Fortum OYJ	9,000	168,488
Kesko OYJ, Class B	1,440	47,275
Kone OYJ, Class B	3,553	262,779
Metso OYJ	2,853	121,800
Neste Oil OYJ	3,153	40,876
Nokia OYJ	84,921	335,583
Nokian Renkaat OYJ	2,524	101,104
Orion OYJ, Class B	2,153	63,391
Pohjola Bank Plc, Class A	3,212	48,095
Sampo OYJ, Class A	9,987	323,435
Stora Enso OYJ, Class R	12,244	85,701
UPM-Kymmene OYJ	11,806	138,895
Wartsila OYJ	3,809	165,828

		1,972,730
France — 6.2%
Accor SA	3,339	119,092
Aeroports de Paris	736	56,983
Air Liquide SA	7,258	916,959
ALSTOM SA	4,665	187,924
ArcelorMittal	19,952	347,872
Arkema	1,423	149,413
AtoS	1,253	87,994
AXA SA	41,019	736,528
BNP Paribas SA	21,459	1,221,662
Bouygues SA	4,211	125,307
Bureau Veritas SA	1,257	140,947
Cap Gemini SA	3,360	146,924
Carrefour SA	13,709	352,970
Casino Guichard-Perrachon SA	1,273	121,931
Christian Dior SA	1,245	212,215
CNP Assurances	3,333	51,304
Compagnie de Saint-Gobain	9,502	408,052
Compagnie Generale de Geophysique-Veritas (a)	3,651	110,940

Common Stocks	Shares	Value

France (concluded)
Compagnie Generale des Etablissements Michelin, Class B	4,136	$396,307
Credit Agricole SA (a)	22,714	184,984
Danone SA	13,519	890,526
Dassault Systemes SA	1,428	159,661
Edenred	3,867	119,600
EDF SA	5,397	100,009
Essilor International SA	4,808	484,921
Eurazeo	638	30,890
Eutelsat Communications SA	3,032	100,845
Fonciere Des Regions	664	55,878
France Telecom SA	43,537	482,991
GDF Suez	29,861	615,019
Gecina SA	555	62,850
Groupe Eurotunnel SA	12,711	98,774
Icade	505	45,088
Iliad SA	522	89,606
Imerys SA	880	56,442
JC Decaux SA	1,359	32,438
Klepierre	2,342	93,608
L’Oreal SA	5,596	778,641
Lafarge SA	4,265	275,401
Lagardere S.C.A.	2,719	91,456
Legrand SA	5,385	228,518
LVMH Moet Hennessy Louis Vuitton SA	5,916	1,091,841
Natixis	19,626	67,084
Pernod-Ricard SA	4,979	577,668
Peugeot SA (a)	5,748	41,946
PPR SA	1,716	322,283
Publicis Groupe	4,078	245,345
Remy Cointreau SA	536	58,531
Renault SA	4,344	235,914
Rexel SA	2,756	56,368
Safran SA	5,216	225,889
Sanofi	27,547	2,612,278
Schneider Electric SA	12,288	899,982
SCOR SE	3,712	100,330
SES SA	7,753	223,292
Societe BIC SA	663	79,472
Societe Generale SA (a)	16,366	622,276
Sodexo	2,139	180,743
Suez Environnement Co.	6,712	80,966
Technip SA	2,325	268,854
Thales SA	2,052	71,497
Total SA	49,046	2,552,006
Unibail-Rodamco SE	2,175	527,444
Vallourec SA	2,326	122,097
Veolia Environnement SA	7,600	92,135
Vinci SA	10,966	527,981
Vivendi SA	30,241	683,929
Wendel SA	814	83,908
Zodiac Aerospace	775	85,801

		23,707,330
Germany — 5.8%
Adidas AG	4,992	445,532
Allianz AG, Registered Shares	10,454	1,457,256
Axel Springer AG	1,064	45,550
BASF SE	21,004	1,986,136
Bayer AG, Registered Shares	18,979	1,800,941

See Notes to Financial Statements.

22	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Germany (concluded)
Bayerische Motoren Werke AG	7,472	$727,108
Bayerische Motoren Werke AG, Preference Shares	1,361	88,164
Beiersdorf AG	2,429	198,888
Brenntag AG	1,164	153,352
Celesio AG	1,907	33,031
Commerzbank AG (a)	85,213	163,247
Continental AG	2,609	304,088
Daimler AG, Registered Shares	20,723	1,140,916
Deutsche Bank AG, Registered Shares	21,389	941,005
Deutsche Boerse AG	4,632	284,043
Deutsche Lufthansa AG, Registered Shares	5,283	99,871
Deutsche Post AG, Registered Shares	21,441	472,249
Deutsche Telekom AG, Registered Shares	62,855	715,472
E.ON AG	41,305	774,718
Fraport AG	942	54,953
Fresenius Medical Care AG & Co. KGaA	5,090	351,271
Fresenius SE & Co. KGaA	2,977	342,558
GEA Group AG	3,948	128,372
Hannover Rueckversicherung AG, Registered Shares	1,383	108,322
HeidelbergCement AG	3,158	193,244
Henkel AG & Co. KGaA	3,003	206,099
Henkel AG & Co. KGaA, Preference Shares	4,179	343,811
Hochtief AG (a)	734	42,934
Hugo Boss AG	508	53,988
Infineon Technologies AG	24,372	198,545
K+S AG	3,875	179,969
Kabel Deutschland Holding AG	2,046	153,993
Lanxess AG	1,889	166,571
Linde AG	4,228	739,681
MAN SE	942	101,190
Merck KGaA	1,477	194,661
Metro AG	2,897	80,482
Muenchener Rueckversicherungs AG, Registered Shares	4,160	750,995
Porsche Automobil Holding SE, Preference Shares	3,638	299,461
ProSiebenSat.1 Media AG, Preference Shares	1,886	53,721
RWE AG	11,165	463,096
RWE AG, Non-Voting Preference Shares	1,340	50,668
Salzgitter AG	767	40,197
SAP AG	21,071	1,694,374
Siemens AG, Registered Shares	18,653	2,039,717
Suedzucker AG	1,874	76,922
ThyssenKrupp AG	8,676	204,863
United Internet AG	2,012	43,510
Volkswagen AG	683	148,168
Volkswagen AG, Preference Shares	3,286	753,969

		22,091,872
Greece — 0.0%
Coca Cola Hellenic Bottling Co. SA	4,589	107,213
OPAP SA	5,590	40,084

		147,297
Hong Kong — 2.3%
AIA Group Ltd.	250,600	993,964
Anta Sports Products Ltd.	17,000	15,296
ASM Pacific Technology Ltd.	4,800	58,930
Bank of East Asia Ltd.	30,800	119,606
BOC Hong Kong Holdings Ltd.	84,000	264,246
Bosideng International Holdings Ltd.	60,000	18,063
Cathay Pacific Airways Ltd.	24,000	44,577

Common Stocks	Shares	Value

Hong Kong (concluded)
Cheung Kong Holdings Ltd.	31,000	$482,341
Cheung Kong Infrastructure Holdings Ltd.	12,000	74,124
China Everbright Ltd.	22,000	43,349
China Gas Holdings Ltd.	70,000	55,513
China Resources Gas Group Ltd.	20,000	41,469
China State Construction International Holdings Ltd.	40,000	48,826
CLP Holdings Ltd.	43,000	361,279
Dah Chong Hong Holdings Ltd.	16,000	17,082
Far East Horizon Ltd.	35,000	28,459
First Pacific Co., Ltd	52,000	57,424
Fosun International Ltd.	46,000	29,720
Franshion Properties China Ltd.	90,000	32,805
Galaxy Entertainment Group Ltd. (a)	48,000	192,470
Geely Automobile Holdings Ltd.	85,000	41,075
Guangdong Investment Ltd.	52,000	41,185
Haier Electronics Group Co. Ltd. (a)	18,000	26,698
Hang Lung Properties Ltd.	50,000	201,221
Hang Seng Bank Ltd.	17,400	268,603
Henderson Land Development Co. Ltd.	22,000	157,502
HKT Trust and HKT Ltd.	52,000	51,075
Hong Kong & China Gas Co. Ltd.	118,600	325,855
Hong Kong Exchanges & Clearing Ltd.	26,000	449,960
Hopewell Holdings Ltd.	12,000	52,030
Hutchison Whampoa Ltd.	49,000	519,250
Hysan Development Co. Ltd.	19,000	92,394
Kerry Properties Ltd.	16,500	86,683
Lee & Man Paper Manufacturing Ltd.	35,000	22,489
Li & Fung Ltd.	132,000	238,192
The Link REIT	52,000	260,421
MGM China Holdings Ltd.	20,800	38,310
Minmetals Resources Ltd. (a)	36,000	15,261
MTR Corp.	33,000	130,764
New World Development Co. Ltd.	84,000	132,987
Nine Dragons Paper Holdings Ltd.	45,000	41,810
NWS Holdings Ltd.	34,000	57,787
Orient Overseas International Ltd.	6,000	39,610
PCCW Ltd.	84,000	37,128
Poly Hong Kong Investments Ltd. (a)	53,000	42,432
Power Assets Holdings Ltd.	31,500	270,256
Sands China Ltd.	54,800	244,992
Shangri-La Asia Ltd.	38,000	76,548
Shui On Land Ltd.	53,500	26,283
Sihuan Pharmaceutical Holdings Group Ltd.	42,000	18,644
Sino Land Co. Ltd.	66,800	122,320
Sino-Ocean Land Holdings Ltd.	62,000	47,152
SJM Holdings Ltd.	44,000	103,843
Sun Art Retail Group Ltd.	54,000	83,486
Sun Hung Kai Properties Ltd.	35,000	530,783
Swire Pacific Ltd. Class A	15,500	193,888
Swire Properties Ltd.	25,800	86,895
Wharf Holdings Ltd.	37,000	294,880
Wheelock & Co. Ltd.	21,000	107,123
Wing Hang Bank Ltd.	4,500	47,400
Wynn Macau Ltd. (a)	35,200	96,929
Yingde Gases	16,500	16,912
Yue Yuen Industrial Holdings Ltd.	18,000	60,880
Yuexiu Property Co. Ltd.	112,000	36,004

		8,815,483

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	23

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Hungary — 0.1%
Magyar Telekom Telecommunications Plc	11,226	$19,148
MOL Hungarian Oil & Gas Plc	954	76,956
OTP Bank Plc	5,196	97,877

		193,981
Indonesia — 0.6%
PT Adaro Energy Tbk	292,500	48,521
PT Astra Agro Lestari Tbk	11,500	23,612
PT Astra International Tbk	500,500	396,470
PT Bank Central Asia Tbk	281,000	266,244
PT Bank Danamon Indonesia Tbk	85,000	49,887
PT Bank Mandiri Tbk	212,500	179,502
PT Bank Negara Indonesia Persero Tbk	155,000	59,739
PT Bank Rakyat Indonesia Persero Tbk	250,000	181,313
PT Bukit Asam Persero Tbk	21,000	33,107
PT Bumi Resources Tbk	386,500	23,841
PT Charoen Pokphand Indonesia Tbk	182,500	69,457
PT Global Mediacom Tbk	191,200	47,786
PT Gudang Garam Tbk	10,000	58,594
PT Indo Tambangraya Megah Tbk	8,000	34,633
PT Indocement Tunggal Prakarsa Tbk	32,000	74,753
PT Indofood Sukses Makmur Tbk	96,000	58,397
PT Indosat Tbk	32,000	21,480
PT Jasa Marga Persero Tbk	48,000	27,191
PT Kalbe Farma Tbk	476,500	52,512
PT Media Nusantara Citra Tbk	88,562	23,010
PT Perusahaan Gas Negara Persero Tbk	248,500	118,992
PT Semen Gresik Persero Tbk	67,500	111,498
PT Telekomunikasi Indonesia Persero Tbk	229,500	216,310
PT Unilever Indonesia Tbk	35,500	76,965
PT United Tractors Tbk	35,500	73,230
PT XL Axiata Tbk	57,500	34,119

		2,361,163
Ireland — 0.2%
CRH Plc	16,303	331,539
CRH Plc	833	17,209
Elan Corp. Plc (a)	8,654	88,735
Elan Corp. Plc (a)	3,662	37,838
James Hardie Industries SE	9,930	96,141
Kerry Group Plc	2,565	135,486
Kerry Group Plc	1,139	59,866
Prothena Corp. Plc (a)	300	2,202

		769,016
Israel — 0.4%
Bank Hapoalim BM (a)	23,031	98,813
Bank Leumi Le-Israel BM (a)	27,201	92,588
Bezeq The Israeli Telecommunication Corp., Ltd.	47,248	54,728
Delek Group Ltd.	87	20,472
Israel Chemicals Ltd.	9,925	119,528
The Israel Corp. Ltd.	50	32,889
Mellanox Technologies Ltd. (a)	905	56,057
Mizrahi Tefahot Bank Ltd. (a)	3,364	34,887
NICE Systems Ltd. (a)	1,473	49,336
Teva Pharmaceutical Industries Ltd.	22,119	821,930

		1,381,228
Italy — 1.5%
Assicurazioni Generali SpA	27,537	503,231
Atlantia SpA	7,496	136,117

Common Stocks	Shares	Value

Italy (concluded)
Banca Monte dei Paschi di Siena SpA (a)	137,307	$41,068
Banco Popolare (a)	36,414	60,635
Enel Green Power SpA	41,367	77,057
Enel SpA	150,432	625,719
ENI SpA	57,250	1,402,483
Exor SpA	1,537	38,735
Fiat Industrial SpA	19,378	212,297
Fiat SpA (a)	19,590	98,683
Finmeccanica SpA (a)	9,342	54,064
Intesa Sanpaolo SpA	236,223	408,503
Intesa Sanpaolo SpA, Risparmio Shares	23,644	33,581
Luxottica Group SpA	3,743	154,492
Mediobanca SpA	10,859	67,076
Pirelli & C SpA	5,715	65,846
Prysmian SpA	4,599	91,801
Saipem SpA	6,017	234,380
Snam SpA	38,014	177,433
Telecom Italia SpA	218,612	198,296
Telecom Italia SpA, Risparmio Shares	148,800	118,428
Tenaris SA	10,754	224,225
Terna SpA	29,382	117,579
UniCredit SpA (a)	92,086	453,473
Unione di Banche Italiane ScpA	20,862	97,281

		5,692,483
Japan — 13.3%
ABC-Mart, Inc.	500	21,768
Acom Co. Ltd. (a)	840	24,195
Advantest Corp.	3,700	58,434
Aeon Co. Ltd.	13,500	154,285
Aeon Credit Service Co., Ltd.	1,500	30,352
Aeon Mall Co., Ltd.	1,800	44,282
Air Water, Inc.	3,000	38,396
Aisin Seiki Co. Ltd.	4,300	134,277
Ajinomoto Co. Inc.	15,000	198,487
Alfresa Holdings Corp.	1,000	39,087
All Nippon Airways Co. Ltd.	26,000	54,623
Amada Co. Ltd.	9,000	58,563
Aozora Bank Ltd.	14,000	43,046
Asahi Glass Co. Ltd.	23,000	167,937
Asahi Group Holdings Ltd.	8,700	185,247
Asahi Kasei Corp.	28,000	165,567
Asics Corp.	3,400	51,940
Astellas Pharma, Inc.	10,400	467,600
The Bank of Kyoto Ltd.	7,000	59,283
The Bank of Yokohama Ltd.	27,000	125,540
Benesse Holdings, Inc.	1,600	66,586
Bridgestone Corp.	15,400	400,886
Brother Industries Ltd.	5,600	60,287
Calbee, Inc.	400	28,185
Canon, Inc.	25,800	1,000,001
Casio Computer Co. Ltd.	5,100	44,764
Central Japan Railway Co.	3,300	267,826
The Chiba Bank Ltd.	16,000	93,731
Chiyoda Corp.	4,000	57,301
Chubu Electric Power Co. Inc.	14,600	194,833
Chugai Pharmaceutical Co. Ltd.	5,000	95,800
The Chugoku Bank Ltd.	4,000	55,831
The Chugoku Electric Power Co. Inc.	6,700	105,433
Citizen Holdings Co. Ltd.	4,800	25,356

See Notes to Financial Statements.

24	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (continued)
Coca-Cola West Co. Ltd.	1,400	$21,616
Cosmo Oil Co. Ltd.	13,000	29,115
Credit Saison Co. Ltd.	3,500	87,544
Dai Nippon Printing Co. Ltd.	12,000	94,097
The Dai-ichi Life Insurance Co. Ltd.	192	270,155
Daicel Chemical Corp.	6,000	39,698
Daido Steel Co. Ltd.	6,000	30,424
Daihatsu Motor Co. Ltd.	5,000	99,614
Daiichi Sankyo Co. Ltd.	16,600	254,847
Daikin Industries Ltd.	5,300	182,050
Dainippon Sumitomo Pharma Co. Ltd.	3,800	45,652
Daito Trust Construction Co. Ltd.	1,800	170,118
Daiwa House Industry Co. Ltd.	12,000	206,313
Daiwa Securities Group, Inc.	38,000	212,003
Dena Co. Ltd.	2,400	78,730
Denki Kagaku Kogyo KK	9,000	30,814
Denso Corp.	11,500	400,478
Dentsu, Inc.	4,100	109,821
Don Quijote Co. Ltd.	1,200	44,143
East Japan Railway Co.	8,000	517,313
Eisai Co. Ltd.	6,200	258,805
Electric Power Development Co. Ltd.	2,800	66,410
FamilyMart Co. Ltd.	1,200	49,438
FANUC Corp.	4,400	818,618
Fast Retailing Co. Ltd.	1,300	331,774
Fuji Electric Co. Ltd.	14,000	34,446
Fuji Heavy Industries Ltd.	13,000	163,934
FUJIFILM Holdings Corp.	10,400	209,246
Fujitsu Ltd.	42,000	176,147
Fukuoka Financial Group, Inc.	17,000	68,081
Furukawa Electric Co. Ltd. (a)	15,000	33,737
Gree, Inc.	2,200	34,143
GS Yuasa Corp.	7,000	28,223
The Gunma Bank Ltd.	10,000	48,926
The Hachijuni Bank Ltd.	9,000	45,153
Hakuhodo DY Holdings, Inc.	540	34,944
Hamamatsu Photonics KK	1,700	61,810
Hankyu Hanshin Holdings, Inc.	26,000	134,428
Hino Motors Ltd.	6,000	54,233
Hirose Electric Co. Ltd.	700	83,818
The Hiroshima Bank Ltd.	12,000	50,322
Hisamitsu Pharmaceutical Co. Inc.	1,500	74,656
Hitachi Chemical Co. Ltd.	2,400	36,176
Hitachi Construction Machinery Co. Ltd.	2,100	44,165
Hitachi High-Technologies Corp.	1,200	24,832
Hitachi Ltd.	106,000	623,757
Hitachi Metals Ltd.	4,000	34,112
Hokkaido Electric Power Co., Inc.	4,500	54,629
Hokuriku Electric Power Co.	4,100	48,657
Honda Motor Co. Ltd.	37,200	1,377,688
Hoya Corp.	9,800	193,098
Ibiden Co. Ltd.	3,000	48,006
Idemitsu Kosan Co., Ltd.	500	43,569
IHI Corp.	31,000	80,386
Inpex Corp.	50	267,418
Isetan Mitsukoshi Holdings Ltd.	7,700	75,355
Isuzu Motors Ltd.	27,000	161,120
ITOCHU Corp.	35,900	379,431
Itochu Techno-Solutions Corp.	700	28,825
The Iyo Bank Ltd.	6,000	47,562

Common Stocks	Shares	Value

Japan (continued)
J. Front Retailing Co. Ltd.	11,000	$60,966
Japan Airlines Co. Ltd. (a)	1,700	73,072
Japan Petroleum Exploration Co.	800	28,254
Japan Prime Realty Investment Corp.	18	52,024
Japan Real Estate Investment Corp.	13	128,078
Japan Retail Fund Investment Corp.	48	88,237
The Japan Steel Works Ltd.	8,000	52,119
Japan Tobacco, Inc.	21,000	593,237
JFE Holdings, Inc.	11,100	209,198
JGC Corp.	5,000	155,807
The Joyo Bank Ltd.	16,000	76,020
JS Group Corp.	6,000	133,833
JSR Corp.	4,000	76,350
JTEKT Corp.	5,400	51,481
Jupiter Telecommunications Co. Ltd.	45	56,045
JX Holdings, Inc.	50,700	286,240
Kajima Corp.	21,000	69,482
Kamigumi Co. Ltd.	6,000	47,873
Kaneka Corp.	6,000	30,358
The Kansai Electric Power Co. Inc.	17,000	178,536
Kansai Paint Co. Ltd.	5,000	53,884
Kao Corp.	12,500	325,719
Kawasaki Heavy Industries Ltd.	32,000	87,025
KDDI Corp.	6,300	445,393
Keikyu Corp.	11,000	97,654
Keio Corp.	13,000	96,916
Keisei Electric Railway Co. Ltd.	6,000	50,633
Keyence Corp.	1,120	310,604
Kikkoman Corp.	4,000	57,117
Kinden Corp.	3,000	19,550
Kintetsu Corp.	37,000	151,616
Kirin Holdings Co. Ltd.	20,000	235,320
Kobe Steel Ltd. (a)	59,000	75,386
Koito Manufacturing Co. Ltd.	2,000	29,168
Komatsu Ltd.	21,500	551,698
Konami Corp.	2,500	56,298
Konica Minolta Holdings, Inc.	10,500	75,561
Kubota Corp.	25,000	287,435
Kuraray Co. Ltd.	7,600	99,630
Kurita Water Industries Ltd.	2,700	59,295
Kyocera Corp.	3,300	299,195
Kyowa Hakko Kirin Co. Ltd.	6,000	59,191
Kyushu Electric Power Co. Inc.	9,600	109,452
Lawson, Inc.	1,400	94,969
M3, Inc.	15	23,941
Mabuchi Motor Co. Ltd.	500	21,322
Makita Corp.	2,500	116,136
Marubeni Corp.	40,000	287,009
Marui Group Co. Ltd.	4,300	34,351
Maruichi Steel Tube Ltd.	800	18,438
Mazda Motor Corp. (a)	60,000	123,139
McDonald’s Holdings Co. Japan Ltd.	1,400	36,943
Medipal Holdings Corp.	3,900	43,241
MEIJI Holdings Co. Ltd.	1,500	65,052
Miraca Holdings, Inc.	1,400	56,449
Mitsubishi Chemical Holdings Corp.	30,500	151,938
Mitsubishi Corp.	32,500	625,721
Mitsubishi Electric Corp.	44,000	374,632
Mitsubishi Estate Co. Ltd.	30,000	718,221
Mitsubishi Gas Chemical Co. Inc.	8,000	49,071

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	25

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (continued)
Mitsubishi Heavy Industries Ltd.	69,000	$333,769
Mitsubishi Logistics Corp.	3,000	43,048
Mitsubishi Materials Corp.	27,000	92,304
Mitsubishi Motors Corp. (a)	87,000	89,949
Mitsubishi Tanabe Pharma Corp.	5,000	65,208
Mitsubishi UFJ Financial Group, Inc.	288,600	1,561,647
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,450	62,373
Mitsui & Co. Ltd.	40,000	599,555
Mitsui Chemicals, Inc.	22,000	57,333
Mitsui Fudosan Co. Ltd.	20,000	489,261
Mitsui OSK Lines Ltd.	23,000	68,516
Mizuho Financial Group, Inc.	513,600	941,678
MS&AD Insurance Group Holdings, Inc.	11,400	227,509
Murata Manufacturing Co. Ltd.	4,600	271,360
Nabtesco Corp.	2,500	55,841
Namco Bandai Holdings, Inc.	4,400	57,034
NEC Corp. (a)	59,000	124,451
Nexon Co. Ltd. (a)	2,900	29,371
NGK Insulators Ltd.	6,000	71,176
NGK Spark Plug Co. Ltd.	4,000	53,285
NHK Spring Co. Ltd.	4,200	34,608
Nidec Corp.	2,400	140,157
Nikon Corp.	7,700	227,338
Nintendo Co. Ltd.	2,600	277,621
Nippon Building Fund, Inc.	14	144,827
Nippon Electric Glass Co. Ltd.	8,000	45,552
Nippon Express Co. Ltd.	20,000	82,645
Nippon Meat Packers, Inc.	4,000	55,448
Nippon Paper Group, Inc.	2,200	30,567
Nippon Steel Corp.	180,475	444,360
Nippon Telegraph & Telephone Corp.	9,600	404,189
Nippon Yusen KK	36,000	84,738
The Nishi-Nippon City Bank Ltd.	17,000	42,183
Nissan Motor Co. Ltd.	56,600	537,070
Nisshin Seifun Group, Inc.	4,500	56,314
Nissin Foods Holdings Co. Ltd.	1,400	53,113
Nitori Holdings Co. Ltd.	800	58,613
Nitto Denko Corp.	3,800	187,145
NKSJ Holdings, Inc.	8,500	182,317
NOK Corp.	2,600	40,714
Nomura Holdings, Inc.	84,000	497,220
Nomura Real Estate Holdings, Inc.	2,100	40,157
Nomura Real Estate Office Fund, Inc.	6	34,563
Nomura Research Institute Ltd.	2,500	52,077
NSK Ltd.	9,000	64,041
NTT Data Corp.	28	87,646
NTT DoCoMo, Inc.	346	498,766
NTT Urban Development Corp.	21	20,369
Obayashi Corp.	14,000	78,934
Odakyu Electric Railway Co., Ltd.	14,000	145,659
OJI Paper Co. Ltd.	19,000	65,538
Olympus Corp. (a)	4,900	95,064
Omron Corp.	4,600	110,415
Ono Pharmaceutical Co. Ltd.	1,900	97,060
Oracle Corp. Japan	1,000	41,658
Oriental Land Co. Ltd	1,300	157,436
ORIX Corp.	2,550	288,044
Osaka Gas Co. Ltd.	43,000	156,190
Otsuka Corp.	300	22,698
Otsuka Holdings Co. Ltd.	8,700	245,090

Common Stocks	Shares	Value

Japan (continued)
Panasonic Corp.	53,100	$324,516
Park24 Co. Ltd.	2,300	36,324
Rakuten, Inc.	16,300	127,115
Resona Holdings, Inc.	42,300	193,411
Ricoh Co. Ltd.	14,000	148,602
Rinnai Corp.	700	47,561
Rohm Co. Ltd.	2,100	68,649
Sankyo Co. Ltd.	1,000	39,680
Sanrio Co. Ltd.	1,100	35,094
Santen Pharmaceutical Co. Ltd.	1,800	69,143
SBI Holdings, Inc.	4,850	43,356
Secom Co. Ltd.	4,800	241,835
Sega Sammy Holdings, Inc.	4,500	75,957
Sekisui Chemical Co. Ltd.	9,000	78,513
Sekisui House Ltd.	12,000	131,396
Seven & I Holdings Co. Ltd.	17,200	484,881
Seven Bank Ltd.	14,200	37,457
Sharp Corp.	26,000	90,933
Shikoku Electric Power Co. Inc.	4,000	63,813
Shimadzu Corp.	6,000	40,942
Shimamura Co. Ltd.	500	48,588
Shimano, Inc.	1,700	108,856
Shimizu Corp.	13,000	48,869
Shin-Etsu Chemical Co. Ltd.	9,700	591,991
Shinsei Bank Ltd.	34,000	68,052
Shionogi & Co. Ltd.	6,700	111,648
Shiseido Co. Ltd.	8,000	112,924
The Shizuoka Bank Ltd.	12,000	117,217
Shoei Co. Ltd/Chiyoda-ku	5,500	37,317
Showa Denko KK	34,000	51,967
Showa Shell Sekiyu KK	5,200	29,454
SMC Corp.	1,300	236,151
Softbank Corp.	20,700	758,473
Sojitz Corp.	31,400	46,426
Sony Corp.	23,200	260,198
Sony Financial Holdings, Inc.	4,100	73,711
Square Enix Holdings Co. Ltd.	1,400	17,809
Stanley Electric Co. Ltd.	3,500	49,746
Sumco Corp. (a)	3,100	30,493
Sumitomo Chemical Co. Ltd.	33,000	103,997
Sumitomo Corp.	27,000	346,404
Sumitomo Electric Industries Ltd.	17,000	196,500
Sumitomo Heavy Industries Ltd.	11,000	52,718
Sumitomo Metal Mining Co. Ltd.	12,000	169,390
Sumitomo Mitsui Financial Group, Inc.	30,300	1,101,156
Sumitomo Mitsui Trust Holdings, Inc.	75,000	264,248
Sumitomo Realty & Development Co. Ltd.	9,000	299,825
Sumitomo Rubber Industries Ltd.	4,300	51,997
Suruga Bank Ltd.	4,000	49,196
Suzuken Co. Ltd.	1,700	47,894
Suzuki Motor Corp.	8,200	214,580
Sysmex Corp.	1,700	78,283
T&D Holdings, Inc.	13,200	160,713
Taiheiyo Cement Corp.	23,000	63,234
Taisei Corp.	24,000	79,807
Taisho Pharmaceutical Holdings Co. Ltd.	900	61,815
Taiyo Nippon Sanso Corp.	6,000	34,519
Takashimaya Co. Ltd.	6,000	42,696
Takeda Pharmaceutical Co. Ltd.	17,900	800,040
TDK Corp.	2,800	101,967

See Notes to Financial Statements.

26	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (concluded)
Teijin Ltd.	23,000	$57,278
Terumo Corp.	3,400	135,014
THK Co. Ltd.	3,000	53,957
Tobu Railway Co. Ltd.	23,000	121,972
Toho Co. Ltd.	3,000	52,802
Toho Gas Co. Ltd.	10,000	53,625
Tohoku Electric Power Co. Inc. (a)	10,200	95,110
Tokio Marine Holdings, Inc.	16,400	456,892
The Tokyo Electric Power Co. Inc. (a)	34,500	83,147
Tokyo Electron Ltd.	3,900	179,873
Tokyo Gas Co. Ltd.	59,000	269,574
Tokyu Corp.	26,000	146,477
Tokyu Land Corp.	10,000	73,271
TonenGeneral Sekiyu KK	6,000	51,886
Toppan Printing Co. Ltd.	12,000	74,389
Toray Industries, Inc.	33,000	202,720
Toshiba Corp.	96,000	379,989
TOTO Ltd.	6,000	45,108
Toyo Seikan Kaisha Ltd.	3,900	52,554
Toyo Suisan Kaisha Ltd.	2,000	53,288
Toyoda Gosei Co. Ltd.	1,700	34,556
Toyota Boshoku Corp.	1,400	16,232
Toyota Industries Corp.	3,600	114,934
Toyota Motor Corp.	63,200	2,951,195
Toyota Tsusho Corp.	4,800	118,477
Trend Micro, Inc.	2,500	75,538
Tsumura & Co.	1,400	42,323
Ube Industries Ltd.	25,000	60,056
Unicharm Corp.	2,800	145,501
Ushio, Inc.	2,500	27,414
USS Co. Ltd.	530	55,189
West Japan Railway Co.	3,800	149,707
Yahoo Japan Corp.	330	106,852
Yakult Honsha Co. Ltd.	2,200	96,365
Yamada Denki Co. Ltd.	1,920	74,210
Yamaguchi Financial Group, Inc.	5,000	44,157
Yamaha Corp.	3,400	36,060
Yamaha Motor Co. Ltd.	6,700	74,221
Yamato Holdings Co. Ltd.	8,400	127,655
Yamato Kogyo Co. Ltd.	800	23,430
Yamazaki Baking Co. Ltd.	2,000	22,285
Yaskawa Electric Corp.	5,000	48,250
Yokogawa Electric Corp.	4,100	44,957

		50,747,224
Malaysia — 0.8%
AirAsia Bhd	29,200	26,273
Alliance Financial Group Bhd	23,100	33,358
AMMB Holdings Bhd	35,800	79,608
Axiata Group Bhd	57,200	123,720
Berjaya Sports Toto Bhd	13,900	20,263
British American Tobacco (Malaysia) Bhd	3,000	61,051
Bumi Armada Bhd (a)	32,600	42,574
CIMB Group Holdings Bhd	108,600	271,839
DiGi.Com Bhd	70,700	122,877
Felda Global Ventures Holdings Bhd	25,500	38,525
Gamuda Bhd	41,700	49,801
Genting Bhd	45,600	137,856
Genting Malaysia Bhd	66,900	78,100
Genting Plantations Bhd	5,300	15,598

Common Stocks	Shares	Value

Malaysia (concluded)
Hong Leong Bank Bhd	12,040	$58,350
Hong Leong Financial Group Bhd	4,000	17,324
IHH Healthcare Bhd (a)	47,200	52,284
IJM Corp. Bhd	29,600	48,423
IOI Corp. Bhd	71,100	118,847
Kuala Lumpur Kepong Bhd	10,500	82,738
Lafarge Malayan Cement Bhd	10,900	34,290
Malayan Banking Bhd	93,400	281,697
Malaysia Airports Holdings Bhd	14,200	24,193
Malaysia Marine & Heavy Engineering Holdings Bhd	9,200	13,298
Maxis Communications Bhd	50,100	108,949
MISC Bhd (a)	25,200	35,594
MMC Corp. Bhd	17,000	14,625
Parkson Holdings Bhd	16,200	27,697
Petronas Chemicals Group Bhd	64,500	135,349
Petronas Dagangan Bhd	5,300	40,729
Petronas Gas Bhd	13,600	86,812
PPB Group Bhd	10,800	40,968
Public Bank Bhd	24,000	127,927
RHB Capital Bhd	14,300	36,062
Sapurakencana Petroleum Bhd (a)	48,500	50,290
Sime Darby Bhd	59,600	186,139
Telekom Malaysia Bhd	27,400	54,119
Tenaga Nasional Bhd	61,400	139,583
UEM Land Holdings Bhd (a)	38,600	26,747
UMW Holdings Bhd	11,300	44,121
YTL Corp. Bhd	117,560	73,357
YTL Power International Bhd	58,000	29,668

		3,091,623
Mexico — 1.2%
Alfa SAB de CV	63,900	135,351
Alpek SA de CV	9,600	25,867
America Movil SAB de CV	889,500	1,025,317
Arca Continental SAB de CV	6,772	50,341
Cemex SAB de CV (a)	240,220	236,014
Coca-Cola Femsa SAB de CV	9,900	146,544
Compartamos SAB de CV	25,800	36,665
Controladora Comercial Mexicana SAB de CV	8,800	30,826
El Puerto de Liverpool SAB de CV	4,500	47,175
Fomento Economico Mexicano SAB de CV	45,900	459,167
Grupo Aeroportuario del Pacifico SAB de CV	7,000	39,840
Grupo Aeroportuario del Sureste SAB de CV	4,700	53,231
Grupo Bimbo SAB de CV	36,400	94,250
Grupo Carso SAB de CV	14,500	70,165
Grupo Financiero Banorte SAB de CV	44,200	285,348
Grupo Financiero Inbursa SAB de CV	46,400	140,747
Grupo Financiero Santander Mexico SAB de CV	33,800	109,352
Grupo Mexico SAB de CV	90,523	327,391
Grupo Modelo SAB de CV	14,300	128,350
Grupo Televisa SAB CPO	62,900	332,108
Industrias CH SAB de CV (a)	3,600	27,187
Industrias Penoles SAB de CV	3,190	160,639
Kimberly-Clark de Mexico SAB de CV	37,400	95,364
Mexichem SAB de CV	23,330	130,148
Minera Frisco SAB de CV (a)	14,800	62,331
Wal-Mart de Mexico SAB de CV	125,300	410,322

		4,660,040

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	27

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Morocco — 0.0%
Attijariwafa Bank	352	$13,034
Douja Promotion Groupe Addoha SA	1,712	12,760
Maroc Telecom SA	1,670	20,895

		46,689
Netherlands — 1.8%
Aegon NV	39,663	256,216
Akzo Nobel NV	5,635	373,019
ASML Holding NV	7,145	458,235
Corio NV	1,503	68,922
DE Master Blenders 1753 NV (a)	13,449	154,512
Delta Lloyd NV	3,092	50,937
European Aeronautic Defence and Space Co. NV	7,565	298,222
Fugro NV	1,557	92,389
Gemalto NV	1,917	173,038
Heineken Holding NV	2,289	126,038
Heineken NV	5,245	351,643
ING Groep NV CVA (a)	87,687	832,849
Koninklijke Ahold NV	22,824	306,047
Koninklijke Boskalis Westminster NV	1,687	76,365
Koninklijke DSM NV	3,708	225,986
Koninklijke KPN NV	22,442	110,983
Koninklijke Philips Electronics NV	23,715	627,978
Koninklijke Vopak NV	1,622	114,655
QIAGEN NV (a)	5,291	96,091
Randstad Holding NV	2,705	100,402
Reed Elsevier NV	16,775	248,734
STMicroelectronics NV	14,067	102,120
TNT Express NV	7,235	80,505
Unilever NV CVA	36,947	1,413,725
Wolters Kluwer NV	6,973	143,237
Ziggo NV	2,716	88,764

		6,971,612
New Zealand — 0.1%
Auckland International Airport Ltd.	23,523	52,067
Contact Energy Ltd. (a)	7,946	34,310
Fletcher Building Ltd.	15,481	108,666
SKYCITY Entertainment Group Ltd.	15,163	47,617
Telecom Corp. of New Zealand Ltd.	41,958	79,419

		322,079
Norway — 0.6%
Aker Solutions ASA	3,482	72,108
DnB NOR ASA	23,843	304,753
Gjensidige Forsikring ASA	4,351	62,526
Norsk Hydro ASA	20,559	104,348
Orkla ASA	17,216	150,873
Seadrill Ltd.	8,426	310,430
Statoil ASA	24,375	614,362
Subsea 7 SA	6,359	152,821
Telenor ASA	15,778	321,269
Yara International ASA	4,222	210,503

		2,303,993
Peru — 0.1%
Compania de Minas Buenaventura SA — ADR	4,309	154,909
Credicorp Ltd.	1,480	216,909
Southern Copper Corp.	3,318	125,619

		497,437

Common Stocks	Shares	Value

Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	46,600	$60,298
Aboitiz Power Corp.	38,100	34,310
Alliance Global Group, Inc.	107,000	43,847
Ayala Corp.	4,490	56,699
Ayala Land, Inc.	123,400	79,762
Bank of the Philippine Islands	16,660	38,648
BDO Unibank, Inc. (a)	30,304	53,842
DMCI Holdings, Inc.	18,000	23,649
Energy Development Corp.	185,500	30,572
Globe Telecom, Inc.	960	25,615
International Container Terminal Services, Inc.	19,200	34,687
Jollibee Foods Corp.	11,810	29,336
Metropolitan Bank & Trust	3,860	9,611
Philippine Long Distance Telephone Co.	1,045	64,582
San Miguel Corp.	11,602	29,814
SM Investments Corp.	4,820	104,004
SM Prime Holdings, Inc.	171,350	69,070
Universal Robina Corp.	18,500	37,777

		826,123
Poland — 0.4%
Asseco Poland SA	1,413	20,719
Bank Handlowy w Warszawie SA	705	22,390
Bank Millennium SA (a)	13,346	18,964
Bank Pekao SA	2,619	142,117
BRE Bank SA (a)	362	38,176
Cyfrowy Polsat SA (a)	3,713	19,686
Enea SA	3,084	15,701
Eurocash SA	1,807	25,513
Grupa Lotos SA (a)	1,964	26,258
Jastrzebska Spolka Weglowa SA	778	23,323
Kernel Holding SA (a)	1,059	22,838
KGHM Polska Miedz SA	3,157	195,030
PGE SA	16,622	98,063
Polski Koncern Naftowy Orlen SA (a)	7,181	115,110
Polskie Gornictwo Naftowe i Gazownictwo SA (a)	43,023	72,568
Powszechna Kasa Oszczednosci Bank Polski SA	16,727	200,321
Powszechny Zaklad Ubezpieczen SA	1,258	178,097
Synthos SA	15,178	26,821
Tauron Polska Energia SA	26,597	40,854
Telekomunikacja Polska SA	16,036	63,260

		1,365,809
Portugal — 0.1%
Banco Espirito Santo SA, Registered Shares (a)	47,212	56,152
EDP — Energias de Portugal SA	42,623	129,650
Galp Energia SGPS SA	5,948	92,329
Jeronimo Martins SGPS SA	4,923	95,193
Portugal Telecom SGPS SA, Registered Shares	15,020	74,796

		448,120
Russia — 1.4%
AK Transneft OAO, Preference Shares	34	77,544
Federal Grid Co. Unified Energy System JSC (a)	8,220,000	54,722
Federal Hydrogenerating Co. JSC	2,757,000	66,245
Gazprom OAO	241,480	1,141,517
IDGC Holding JSC (a)	422,700	27,317
Inter Rao Ues OAO (a)	38,100,000	31,082
LSR Group	3,461	14,418
Lukoil OAO	11,849	778,357
Magnit OJSC	6,343	257,879

See Notes to Financial Statements.

28	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Russia (concluded)
Mechel	3,335	$23,112
MegaFon OAO (a)	1,566	37,271
MMC Norilsk Nickel OJSC	1,139	209,613
Mobile Telesystems OJSC	12,627	235,494
NovaTek OAO	2,183	266,692
Novolipetsk Steel OJSC	2,077	43,048
Rosneft Oil Co.	30,300	268,494
Rostelecom OJSC	26,310	104,680
Sberbank of Russia	253,430	774,656
Sberbank of Russia, Preference Shares	21,000	46,504
Severstal OAO	3,640	44,300
Sistema JSFC	2,610	53,401
Surgutneftegas OJSC	160,300	141,175
Surgutneftegas OJSC, Preference Shares	158,300	104,016
Tatneft	32,320	231,273
TMK OAO	1,167	17,867
Uralkali OJSC	30,050	230,893
VTB Bank OJSC	68,930,000	121,433

		5,403,003
Singapore — 1.2%
Ascendas Real Estate Investment Trust	45,000	88,061
CapitaCommercial Trust	47,000	65,223
CapitaLand Ltd.	59,000	181,608
CapitaMall Trust	55,000	96,650
CapitaMalls Asia Ltd.	31,000	49,927
City Developments Ltd.	12,000	128,340
ComfortDelGro Corp. Ltd.	42,000	61,787
DBS Group Holdings Ltd.	41,684	511,734
Fraser and Neave Ltd.	24,000	191,774
Genting Singapore Plc	138,000	158,542
Global Logistic Properties Ltd.	48,000	111,010
Golden Agri-Resources Ltd.	159,000	85,566
Hutchison Port Holdings Trust	120,000	96,044
Jardine Cycle & Carriage Ltd.	2,000	79,659
Keppel Corp. Ltd.	37,000	337,868
Keppel Land Ltd.	17,000	56,937
Noble Group Ltd.	87,000	84,052
Olam International Ltd.	41,000	52,666
Oversea-Chinese Banking Corp.	62,000	499,595
SembCorp Industries Ltd.	23,000	100,287
SembCorp Marine Ltd.	19,000	72,584
Singapore Airlines Ltd.	13,000	115,304
Singapore Exchange Ltd.	20,000	116,222
Singapore Press Holdings Ltd.	4,000	13,246
Singapore Technologies Engineering Ltd.	37,000	116,780
Singapore Telecommunications Ltd.	126,000	342,850
Singapore Telecommunications Ltd.	54,000	146,718
StarHub Ltd.	13,000	40,719
United Overseas Bank Ltd.	30,000	492,121
UOL Group Ltd.	12,000	59,183
Wilmar International Ltd.	43,000	118,714
Yangzijiang Shipbuilding Holdings Ltd.	38,000	30,445

		4,702,216
South Africa — 1.8%
ABSA Group Ltd.	6,238	121,443
African Bank Investments Ltd.	17,514	66,835
African Rainbow Minerals Ltd.	2,610	58,786
Anglo American Platinum Ltd.	1,498	79,311
AngloGold Ashanti Ltd.	9,200	287,740

Common Stocks	Shares	Value

South Africa (concluded)
ArcelorMittal South Africa Ltd. (a)	4,174	$17,846
Aspen Pharmacare Holdings Ltd.	6,592	131,980
Assore Ltd.	780	37,484
Aveng Ltd.	10,076	36,441
Barloworld Ltd.	5,391	55,910
Bidvest Group Ltd.	6,714	171,769
Discovery Holdings Ltd.	7,342	54,154
Exxaro Resources Ltd.	2,899	58,410
FirstRand Ltd.	73,622	270,911
The Foschini Group Ltd.	4,594	76,693
Gold Fields Ltd.	16,562	205,591
Growthpoint Properties Ltd.	37,988	109,921
Harmony Gold Mining Co. Ltd.	8,802	77,726
Impala Platinum Holdings Ltd.	13,082	261,629
Imperial Holdings Ltd.	4,034	95,133
Investec Ltd.	5,327	37,144
Kumba Iron Ore Ltd.	1,810	122,470
Liberty Holdings Ltd.	2,156	28,402
Life Healthcare Group Holdings Ltd.	21,860	87,672
Massmart Holdings Ltd.	2,617	59,334
MMI Holdings Ltd.	23,923	62,907
Mr Price Group Ltd.	5,402	89,528
MTN Group Ltd.	39,567	832,834
Naspers Ltd.	9,238	596,690
Nedbank Group Ltd.	4,547	101,616
Netcare Ltd.	19,926	46,245
Northam Platinum Ltd.	4,502	20,378
Pick n Pay Stores Ltd.	5,077	26,644
PPC Ltd.	13,210	53,292
Redefine Properties Ltd.	65,413	72,531
Remgro Ltd.	9,921	187,241
Reunert Ltd.	3,702	33,238
RMB Holdings Ltd.	16,591	80,231
RMI Holdings	15,431	37,841
Sanlam Ltd.	40,707	216,760
Sappi Ltd. (a)	13,940	51,099
Sasol Ltd.	12,805	552,192
Shoprite Holdings Ltd.	9,723	235,871
The Spar Group Ltd.	4,140	64,624
Standard Bank Group Ltd.	28,203	397,802
Steinhoff International Holdings Ltd. (a)	27,077	88,018
Tiger Brands Ltd.	3,672	141,597
Truworths International Ltd.	9,899	127,474
Vodacom Group Ltd.	8,356	122,972
Woolworths Holdings Ltd.	17,182	144,633

		6,994,993
South Korea — 3.6%
Amorepacific Corp.	79	89,555
Amorepacific Group	70	30,513
BS Financial Group, Inc.	4,530	56,170
Celltrion, Inc.	2,979	72,747
Cheil Industries, Inc.	1,071	94,673
Cheil Worldwide, Inc.	2,160	43,572
CJ CheilJedang Corp.	168	56,156
CJ Corp.	342	38,011
Daelim Industrial Co. Ltd.	714	58,481
Daewoo Engineering & Construction Co. Ltd. (a)	2,620	24,529
Daewoo International Corp.	1,060	39,480
Daewoo Securities Co. Ltd.	3,770	42,849

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	29

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

South Korea (continued)
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	2,450	$62,832
DGB Financial Group, Inc.	3,100	42,293
Dongbu Insurance Co. Ltd.	1,000	43,202
Doosan Corp.	164	19,924
Doosan Heavy Industries & Construction Co. Ltd.	1,216	51,739
Doosan Infracore Co. Ltd. (a)	2,100	33,757
E-Mart Co. Ltd.	480	106,707
GS Engineering & Construction Corp.	906	49,049
GS Holdings	1,118	76,203
Hana Financial Group, Inc.	4,410	144,167
Hankook Tire Co. Ltd. (a)	1,676	73,579
Hanwha Chem Corp.	1,630	28,219
Hanwha Corp.	1,080	34,628
Honam Petrochemical Corp.	447	104,139
Hynix Semiconductor, Inc. (a)	11,800	286,974
Hyosung Corp.	547	37,944
Hyundai Department Store Co. Ltd.	333	49,542
Hyundai Development Co.	1,540	31,404
Hyundai Engineering & Construction Co. Ltd.	1,518	100,071
Hyundai Glovis Co. Ltd.	279	58,071
Hyundai Heavy Industries Co. Ltd.	946	215,237
Hyundai Hysco Co. Ltd.	890	38,061
Hyundai Marine & Fire Insurance Co. Ltd.	1,460	45,574
Hyundai Merchant Marine Co. Ltd. (a)	913	20,227
Hyundai Mipo Dockyard	306	36,708
Hyundai Mobis	1,631	442,505
Hyundai Motor Co.	3,642	750,777
Hyundai Motor Co., Preference Shares	517	33,794
Hyundai Motor Co., Second Preference Shares	926	65,702
Hyundai Securities Co. Ltd.	2,820	23,980
Hyundai Steel Co.	1,255	104,161
Hyundai Wia Corp.	322	52,449
Industrial Bank of Korea	3,920	43,825
Kangwon Land, Inc.	2,320	63,407
KB Financial Group, Inc.	8,327	297,431
KCC Corp.	97	27,109
Kia Motors Corp.	6,413	341,002
Korea Aerospace Industries Ltd.	810	19,641
Korea Electric Power Corp. (a)	5,850	166,112
Korea Exchange Bank (a)	6,350	45,430
Korea Gas Corp.	540	37,983
Korea Investment Holdings Co. Ltd.	940	37,741
Korea Life Insurance Co. Ltd.	4,970	35,903
Korea Zinc Co. Ltd.	181	69,188
Korean Air Lines Co. Ltd. (a)	850	36,203
KT Corp.	800	26,604
KT&G Corp.	2,502	188,835
Kumho Petro Chemical Co. Ltd.	321	39,726
LG Chem Ltd.	1,121	350,370
LG Chem Ltd., Preference Shares	179	17,176
LG Corp.	2,152	131,831
LG Display Co. Ltd. (a)	5,290	156,030
LG Electronics, Inc.	2,414	167,540
LG Household & Health Care Ltd.	215	131,711
LG Innotek Co. Ltd. (a)	213	16,460
LG Uplus Corp.	5,940	43,469
Lotte Confectionery Co. Ltd.	16	24,403
Lotte Shopping Co. Ltd.	217	76,635
LS Corp.	425	37,651
LS Industrial Systems Co. Ltd.	305	19,232

Common Stocks	Shares	Value

South Korea (concluded)
Mando Corp.	254	$30,741
Mirae Asset Securities Co. Ltd.	530	17,807
NCSoft Corp.	333	47,122
Neo Holdings Co. Ltd. (a)	164	—
NHN Corp.	932	197,978
OCI Co. Ltd.	375	58,417
Orion Corp.	83	85,135
POSCO	1,578	516,938
S-Oil Corp.	1,019	100,649
S1 Corp.	359	23,468
Samsung C&T Corp.	2,835	167,464
Samsung Card Co.	1,020	34,960
Samsung Electro-Mechanics Co. Ltd.	1,355	126,666
Samsung Electronics Co. Ltd.	2,548	3,660,965
Samsung Electronics Co. Ltd., Preference Shares	484	388,921
Samsung Engineering Co. Ltd.	677	105,475
Samsung Fire & Marine Insurance Co. Ltd.	817	165,972
Samsung Heavy Industries Co. Ltd.	3,670	134,095
Samsung Life Insurance Co. Ltd.	1,368	120,655
Samsung SDI Co. Ltd.	774	109,858
Samsung Securities Co. Ltd.	1,296	65,346
Samsung Techwin Co. Ltd.	954	53,551
Shinhan Financial Group Co. Ltd.	8,206	300,319
Shinsegae Co. Ltd.	167	34,062
SK C&C Co. Ltd.	467	45,056
SK Holdings Co. Ltd.	590	99,780
SK Innovation Co. Ltd.	1,364	225,692
SK Networks Co. Ltd.	2,710	21,479
SK Telecom Co. Ltd.	263	37,499
Woongjin Coway Co. Ltd. (a)	1,250	50,849
Woori Finance Holdings Co. Ltd.	8,240	91,916
Woori Investment & Securities Co. Ltd.	2,660	29,832
Yuhan Corp.	183	29,572

		13,737,242
Spain — 2.0%
Abertis Infraestructuras SA	9,615	158,805
Acciona SA	589	43,986
ACS Actividades de Construccion y Servicios SA	3,214	81,454
Amadeus IT Holding SA, Class A	7,077	178,846
Banco Bilbao Vizcaya Argentaria SA	125,327	1,164,392
Banco de Sabadell SA (a)	63,836	166,949
Banco Popular Espanol SA	119,000	93,014
Banco Santander SA	236,905	1,925,329
Bankia SA (a)	16,881	8,712
CaixaBank	18,507	64,831
Distribuidora Internacional de Alimentacion SA	334	2,134
Enagas SA	4,345	93,087
Ferrovial SA	9,039	134,558
Gas Natural SDG SA	7,882	142,091
Grifols SA (a)	3,386	118,402
Iberdrola SA	92,288	515,401
Inditex SA	4,994	701,688
International Consolidated Airlines Group SA (a)	22,010	65,339
Mapfre SA	16,794	51,745
Red Electrica Corp. SA	2,445	120,773
Repsol YPF SA	18,496	377,554
Telefonica SA	92,359	1,250,452
Zardoya Otis SA	3,448	49,153

		7,508,695

See Notes to Financial Statements.

30	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Sweden — 2.1%
Alfa Laval AB	7,545	$157,764
Assa Abloy AB, Class B	8,065	303,588
Atlas Copco AB, Class A	15,349	425,632
Atlas Copco AB, Class B	9,078	222,833
Boliden AB	6,142	116,704
Electrolux AB, Class B	5,474	144,593
Elekta AB	8,418	131,257
Getinge AB, Class B	4,576	155,551
Hennes & Mauritz AB, Class B	21,574	747,691
Hexagon AB, Class B	5,394	136,405
Husqvarna AB, Class B	8,413	51,059
Industrivarden AB, Class C	2,661	44,334
Investment AB Kinnevik, Class B	4,534	94,840
Investor AB, Class B	10,293	270,399
Lundin Petroleum AB (a)	5,074	117,424
Millicom International Cellular SA	1,420	123,257
Nordea Bank AB	59,848	575,673
Ratos AB, Class B	4,891	47,104
Sandvik AB	23,296	374,407
Scania AB, Class B	7,268	151,112
Securitas AB, Class B	7,552	66,206
Skandinaviska Enskilda Banken AB, Class A	33,679	288,146
Skanska AB, Class B	8,520	139,821
SKF AB, Class B	8,777	222,300
Svenska Cellulosa AB	13,773	299,461
Svenska Handelsbanken AB, Class A	11,280	405,537
Swedbank AB, Class A	18,938	372,044
Swedish Match AB	4,641	155,798
Tele2 AB, Class B	7,124	128,765
Telefonaktiebolaget LM Ericsson, Class B	69,683	703,885
TeliaSonera AB	47,494	322,436
Volvo AB, Class B	31,983	441,018

		7,937,044
Switzerland — 5.9%
ABB Ltd.,Registered Shares	50,665	1,050,667
Actelion Ltd.,Registered Shares	2,416	115,608
Adecco SA, Registered Shares	3,000	158,875
Aryzta AG	1,951	100,389
Baloise Holding AG, Registered Shares	1,063	91,814
Banque Cantonale Vaudoise	58	30,889
Barry Callebaut AG	39	37,730
Cie Financiere Richemont SA, Bearer A Shares	12,237	960,550
Credit Suisse Group AG	29,538	720,915
EMS-Chemie Holding AG	196	46,208
Geberit AG, Registered Shares	821	181,995
Givaudan SA, Registered Shares	188	198,676
Glencore International Plc	89,442	516,691
Holcim Ltd., Registered Shares	5,545	408,417
Julius Baer Group Ltd.	4,846	172,531
Kuehne & Nagel International AG, Registered Shares	1,213	146,238
Lindt & Spruengli AG	2	75,699
Lindt & Spruengli AG, Registered Shares	23	75,006
Lonza Group AG, Registered Shares	1,094	59,280
Nestle SA, Registered Shares	73,017	4,763,881
Novartis AG, Registered Shares	52,105	3,291,643
Pargesa Holding SA	564	38,871
Partners Group Holding AG	389	89,929
Roche Holding AG	16,078	3,250,668
Schindler Holding AG Participation Certificates	1,080	156,228

Common Stocks	Shares	Value

Switzerland (concluded)
Schindler Holding AG, Registered Shares	509	$72,187
SGS SA, Registered Shares	136	302,064
Sika AG, Registered Shares	49	113,334
Sonova Holding AG, Registered Shares	1,109	122,946
Sulzer AG	543	85,940
Swatch Group AG, Bearer Shares	744	377,286
Swatch Group AG, Registered Shares	1,002	86,678
Swiss Life Holding AG, Registered Shares	771	102,910
Swiss Prime Site AG	1,210	101,004
Swiss Re AG	8,200	594,490
Swisscom AG	566	245,255
Syngenta AG, Registered Shares	2,181	881,094
Transocean Ltd.	8,464	379,472
UBS AG, Registered Shares	84,888	1,328,401
Zurich Insurance Group AG	3,427	918,292

		22,450,751
Taiwan — 2.5%
Acer, Inc. (a)	59,000	51,453
Advanced Semiconductor Engineering, Inc.	135,097	117,618
Advantech Co. Ltd.	8,000	33,901
Asia Cement Corp.	47,462	61,272
Asustek Computer, Inc.	15,220	172,357
AU Optronics Corp. (a)	167,000	75,783
Capital Securities Corp.	44,000	16,995
Catcher Technology Co. Ltd.	13,000	65,288
Cathay Financial Holding Co. Ltd.	158,447	172,802
Chailease Holding Co. Ltd.	15,000	34,615
Chang Hwa Commercial Bank	109,717	60,625
Cheng Shin Rubber Industry Co. Ltd.	40,336	105,636
Cheng Uei Precision Industry Co. Ltd.	8,079	17,521
Chicony Electronics Co. Ltd.	9,315	21,722
Chimei Innolux Corp. (a)	147,401	79,708
China Airlines Ltd. (a)	69,687	28,912
China Development Financial Holding Corp. (a)	259,765	68,390
China Life Insurance Co. Ltd. (a)	49,831	45,286
China Motor Corp.	17,000	16,035
China Petrochemical Development Corp.	32,612	20,366
China Steel Corp.	294,743	278,328
Chinatrust Financial Holding Co. Ltd.	250,225	148,780
Chunghwa Telecom Co. Ltd.	95,000	309,471
Clevo Co.	10,805	13,408
Compal Electronics, Inc.	91,000	61,638
CTCI Corp.	14,000	27,813
Delta Electronics, Inc.	41,000	151,103
E Ink Holdings, Inc.	18,000	13,843
E.Sun Financial Holding Co. Ltd.	81,039	45,613
Epistar Corp.	17,000	31,145
Eternal Chemical Co. Ltd.	7,000	6,094
Eva Airways Corp. (a)	38,000	22,347
Evergreen Marine Corp. Taiwan Ltd. (a)	47,000	28,240
Far Eastern Department Stores Co. Ltd.	18,907	19,754
Far Eastern New Century Corp.	67,162	77,116
Far EasTone Telecommunications Co. Ltd.	36,000	91,922
Farglory Land Development Co. Ltd.	9,000	16,275
Feng Hsin Iron & Steel Co.	9,000	16,086
First Financial Holding Co. Ltd.	141,809	86,884
Formosa Chemicals & Fibre Corp.	70,000	181,781
Formosa International Hotels Corp.	1,100	14,844
Formosa Petrochemical Corp.	26,000	77,407

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	31

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Taiwan (continued)
Formosa Plastics Corp.	90,000	$244,723
Formosa Taffeta Co. Ltd.	17,000	16,456
Foxconn Technology Co. Ltd.	17,902	56,554
Fubon Financial Holding Co. Ltd.	124,952	151,707
Giant Manufacturing Co. Ltd.	6,000	34,539
Hermes Microvision, Inc.	1,000	18,467
Highwealth Construction Corp.	8,000	15,116
Hiwin Technologies Corp.	3,150	23,282
Hon Hai Precision Industry Co. Ltd.	231,000	715,018
Hotai Motor Co. Ltd.	6,000	48,492
HTC Corp.	16,050	167,648
Hua Nan Financial Holdings Co. Ltd.	127,440	73,999
Inventec Corp.	43,470	16,779
Kinsus Interconnect Technology Corp.	6,000	18,956
Largan Precision Co. Ltd.	3,000	80,808
LCY Chemical Corp.	10,497	13,093
Lite-On Technology Corp.	49,265	65,752
Macronix International	89,266	26,826
MediaTek, Inc.	26,000	290,864
Mega Financial Holding Co. Ltd.	180,072	141,045
Merida Industry Co. Ltd.	4,000	17,962
MStar Semiconductor, Inc.	5,100	38,560
Nan Kang Rubber Tire Co. Ltd.	14,819	18,177
Nan Ya Plastics Corp.	106,000	205,663
Novatek Microelectronics Corp.	13,000	53,116
Oriental Union Chemical Corp.	12,000	14,447
Pegatron Corp. (a)	40,000	52,089
Phison Electronics Corp.	3,000	19,999
Pou Chen Corp.	56,000	58,992
Powertech Technology, Inc.	18,100	29,393
President Chain Store Corp.	13,000	69,750
Quanta Computer, Inc.	56,000	132,540
Radiant Opto-Electronics Corp.	10,300	42,771
Realtek Semiconductor Corp.	9,090	19,357
Richtek Technology Corp.	3,000	17,694
Ruentex Development Co. Ltd.	12,000	24,953
Ruentex Industries Ltd.	10,000	24,983
ScinoPharm Taiwan Ltd.	5,000	12,090
Shin Kong Financial Holding Co. Ltd. (a)	120,000	34,045
Siliconware Precision Industries Co.	65,000	70,021
Simplo Technology Co. Ltd.	6,600	33,547
SinoPac Financial Holdings Co. Ltd.	125,209	54,043
Standard Foods Corp.	7,440	20,491
Synnex Technology International Corp.	30,000	55,546
Taishin Financial Holding Co. Ltd.	164,118	65,596
Taiwan Business Bank (a)	54,080	16,359
Taiwan Cement Corp.	70,000	94,323
Taiwan Cooperative Financial Holding	102,225	57,801
Taiwan Fertilizer Co. Ltd.	17,000	44,658
Taiwan Glass Industry Corp.	16,720	17,382
Taiwan Mobile Co. Ltd.	37,800	139,692
Taiwan Semiconductor Manufacturing Co. Ltd.	571,000	1,909,885
Teco Electric & Machinery Co. Ltd.	46,000	35,398
TPK Holding Co. Ltd.	4,887	87,509
Transcend Information, Inc.	6,000	16,790
Tripod Technology Corp.	12,000	25,943
TSRC Corp.	13,200	26,920
Tung Ho Steel Enterprise Corp.	16,000	16,423
U-Ming Marine Transport Corp.	10,000	16,051
Uni-President Enterprises Corp.	93,906	172,994

Common Stocks	Shares	Value

Taiwan (concluded)
Unimicron Technology Corp.	32,000	$34,192
United Microelectronics Corp.	269,000	108,724
Walsin Lihwa Corp. (a)	85,000	29,269
Wan Hai Lines Ltd. (a)	31,000	17,979
Wintek Corp. (a)	47,399	25,296
Wistron Corp.	51,606	54,026
WPG Holdings Ltd.	30,270	39,842
Yang Ming Marine Transport Corp. (a)	33,000	15,888
Yuanta Financial Holding Co. Ltd.	175,733	91,148
Yulon Motor Co. Ltd.	21,000	39,938
Zhen Ding Technology Holding Ltd.	4,200	10,403

		9,536,959
Thailand — 0.6%
Advanced Info Service PCL	28,100	193,266
Bangkok Bank PCL, Foreign Registered	19,500	133,781
Bangkok Bank PCL-NVDR	14,400	92,583
Bank of Ayudhya PCL	64,500	68,978
Banpu PCL	3,100	42,075
Charoen Pokphand Foods PCL	79,000	87,558
CP ALL PCL	107,300	161,345
Indorama Ventures PCL	39,200	32,652
IRPC PCL	287,500	39,040
Kasikornbank PCL, Foreign Registered	26,800	170,361
Kasikornbank PCL-NVDR	21,300	135,543
Krung Thai Bank PCL	105,875	68,367
PTT Exploration & Production PCL-NVDR	35,022	188,912
PTT Global Chemical PCL	5,600	12,956
PTT Global Chemical PCL-NVDR	40,368	93,394
PTT PCL-NVDR	22,800	249,257
Siam Cement PCL	9,000	137,833
Siam Commercial Bank PCL	47,100	281,075
Thai Oil PCL	23,800	53,120

		2,242,096
Turkey — 0.5%
Akbank TAS	40,780	202,349
Anadolu Efes Biracilik Ve Malt Sanayii AS	4,734	68,233
Arcelik AS	5,894	38,656
Asya Katilim Bankasi AS (a)	5,168	6,435
BIM Birlesik Magazalar AS	2,422	118,762
Coca-Cola Icecek AS	1,230	25,634
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	12,819	22,551
Enka Insaat ve Sanayi AS	6,617	19,754
Eregli Demir ve Celik Fabrikalari TAS	16,952	23,433
Ford Otomotiv Sanayi AS	1,680	20,211
Haci Omer Sabanci Holding AS	18,541	102,581
KOC Holding AS	15,144	79,127
Koza Altin Isletmeleri AS	816	19,741
TAV Havalimanlari Holding AS (a)	3,097	15,864
Tofas Turk Otomobil Fabrikasi AS	2,741	16,135
Tupras Turkiye Petrol Rafinerileri AS	2,820	81,880
Turk Hava Yollari (a)	10,553	37,222
Turk Telekomunikasyon AS	12,837	49,910
Turkcell Iletisim Hizmetleri AS (a)	17,306	112,456
Turkiye Garanti Bankasi AS	61,160	319,220
Turkiye Halk Bankasi AS	14,154	139,525
Turkiye Is Bankasi	35,601	124,166
Turkiye Sise ve Cam Fabrikalari AS	10,406	17,295
Turkiye Vakiflar Bankasi Tao	18,339	47,705

See Notes to Financial Statements.

32	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Turkey (concluded)
Yapi ve Kredi Bankasi AS (a)	21,233	$62,275

		1,771,120
United Kingdom — 14.9%
3i Group Plc	23,494	83,849
Aberdeen Asset Management Plc	19,638	118,170
Admiral Group Plc	4,578	87,204
Aggreko Plc	6,111	174,399
AMEC Plc	7,099	117,353
Anglo American Plc	32,110	1,012,207
Antofagasta Plc	8,955	196,248
ARM Holdings Plc	31,320	395,532
Associated British Foods Plc	8,142	208,014
AstraZeneca Plc	28,445	1,348,000
Aviva Plc	66,362	410,644
Babcock International Group Plc	8,304	131,079
BAE Systems Plc	73,731	409,810
Balfour Beatty Plc	15,341	69,049
Barclays Plc	264,109	1,147,284
BG Group Plc	78,319	1,306,345
BHP Billiton Plc	48,548	1,712,457
BP Plc	437,407	3,041,250
British American Tobacco Plc	44,423	2,258,241
British Land Co. Plc	19,100	176,458
British Sky Broadcasting Group Plc	26,160	329,940
BT Group Plc	184,067	702,253
Bunzl Plc	7,452	123,344
Burberry Group Plc	10,027	201,557
The Capita Group Plc	14,922	184,390
Capital Shopping Centres Group Plc	13,810	79,449
Carnival Plc	4,146	160,999
Centrica Plc	122,626	669,255
Cobham Plc	24,084	87,510
Compass Group Plc	44,825	532,106
Croda International Plc	3,075	120,186
Diageo Plc	57,462	1,673,673
Eurasian Natural Resources Corp. Plc	7,121	33,679
Evraz Plc	6,732	28,892
Experian Plc	23,070	371,817
Fresnillo Plc	4,107	125,968
G4S Plc	31,866	133,518
GKN Plc	36,756	138,672
GlaxoSmithKline Plc	113,618	2,473,726
Hammerson Plc	16,084	128,973
Hargreaves Lansdown Plc	5,439	60,832
HSBC Holdings Plc	421,000	4,461,238
ICAP Plc	13,183	66,662
IMI Plc	7,255	131,310
Imperial Tobacco Group Plc	22,697	879,998
Inmarsat Plc	10,192	98,241
InterContinental Hotels Group Plc	6,191	173,598
Intertek Group Plc	3,706	188,253
Invensys Plc	18,428	98,618
Investec Plc	12,972	90,306
ITV Plc	85,248	147,885
J Sainsbury Plc	28,050	158,697
Johnson Matthey Plc	4,657	182,941
Kazakhmys Plc	5,223	67,506
Kingfisher Plc	53,411	249,567
Land Securities Group Plc	17,697	236,096

Common Stocks	Shares	Value

United Kingdom (concluded)
Legal & General Group Plc	134,774	$323,170
Lloyds Banking Group Plc (a)	984,362	784,432
London Stock Exchange Group Plc	4,275	76,258
Marks & Spencer Group Plc	36,310	228,086
Meggitt Plc	17,425	109,111
Melrose Industries Plc	25,994	95,482
National Grid Plc	83,463	957,271
Next Plc	3,746	227,391
Old Mutual Plc	111,930	328,742
Pearson Plc	19,930	388,467
Petrofac Ltd.	5,904	157,790
Prudential Plc	59,523	849,235
Randgold Resources Ltd.	1,992	197,063
Reckitt Benckiser Group Plc	15,084	957,526
Reed Elsevier Plc	28,065	296,300
Resolution Ltd.	31,320	127,424
Rexam Plc	19,767	141,437
Rio Tinto Plc	30,898	1,802,145
Rolls-Royce Holdings Plc	44,187	633,791
Royal Bank of Scotland Group Plc (a)	47,874	255,883
Royal Dutch Shell Plc, Class A	86,572	3,004,931
Royal Dutch Shell Plc, Class B	59,790	2,133,086
RSA Insurance Group Plc	79,583	164,352
SABMiller Plc	21,898	1,016,311
The Sage Group Plc	27,868	134,003
Schroders Plc	2,346	65,183
Segro Plc	18,445	74,869
Serco Group Plc	11,227	98,346
Severn Trent Plc	5,365	138,051
Shire Plc	13,565	417,275
Smith & Nephew Plc	20,484	226,428
Smiths Group Plc	8,814	172,645
SSE Plc	22,509	523,652
Standard Chartered Plc	55,195	1,428,432
Standard Life Plc	53,853	294,385
Tate & Lyle Plc	10,525	130,217
Tesco Plc	184,310	1,015,285
TUI Travel Plc	9,760	45,289
Tullow Oil Plc	20,597	429,394
Unilever Plc	29,451	1,144,787
United Utilities Group Plc	15,437	169,941
Vedanta Resources Plc	2,284	44,098
Vodafone Group Plc	1,121,760	2,823,766
The Weir Group Plc	4,795	148,276
Whitbread Plc	4,072	163,631
WM Morrison Supermarkets Plc	51,932	222,978
Wolseley Plc	7,380	347,665
WPP Plc	30,838	450,518
Xstrata Plc	49,067	856,503

		56,816,549
Total Common Stocks — 96.0%		365,774,670

Investment Companies
India — 1.5%
iShares S&P India Nifty 50 Index Fund (b)	238,211	5,933,836
Total Investment Companies — 1.5%		5,933,836

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	33

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Rights
Chile — 0.0%
Latam Airlines Group SA (Expires 1/19/13) (a)	92	52
Singapore — 0.0%
Olam International Ltd. (Expires 1/21/13) (a)	12,833	—
Spain — 0.0%
Repsol SA (Expires 1/16/13) (a)	19,260	11,745
Total Rights — 0.0%		11,797
Total Long-Term Investments (Cost — $319,650,854) — 97.5%		371,720,303

Short-Term Securities	Shares	Value
BlackRock Cash Funds: Institutional, SL Agency Shares 0.25% (b)(c)	7,988,899	$7,988,899
Total Short-Term Securities (Cost — $7,988,899) — 2.1%		7,988,899
Total Investments (Cost — $327,639,753*) — 99.6%		379,709,202
Other Assets in Excess of Liabilities — 0.4%		1,346,718

Net Assets — 100.0%		$381,055,920

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$334,756,781

Gross unrealized appreciation	$56,057,442
Gross unrealized depreciation	(11,105,021)

Net unrealized appreciation	$44,952,421

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 30, 2011	Shares Purchased		Shares Sold	Shares Held at December 31, 2012	Value at December 31, 2012	Income	Realized Loss
BlackRock Cash Funds: Institutional, SL Agency Shares	3,240,217	4,748,682	[1]	—	7,988,899	$7,988,899	$19,519	—
iShares S&P India Nifty 50 Index Fund	31,280	283,260		(76,329)	238,211	$5,933,836	$21,782	$(76,980)
[1]	Represents net shares purchased.

(c)	Represents the current yield as of report date.

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
70	E-mini MSCI EAFE Index	NYSE Liffe U.S.	March 2013	$5,671,050	$86,284
33	MSCI Emerging Markets Mini Index	NYSE Liffe U.S.	March 2013	$1,771,275	$37,471
					$123,755

•	Foreign currency exchange contracts as of December 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	193,527	HKD	1,500,000	Westpac Banking Corp.	1/03/13	—
USD	23,346	KRW	25,000,000	State Street Bank & Trust	1/03/13	$(6)
USD	34,437	TWD	1,000,000	State Street Bank & Trust	1/03/13	—
SEK	900,000	USD	138,229	UBS AG	1/04/13	165
USD	311,437	AUD	300,000	Westpac Banking Corp.	1/04/13	(98)
USD	34,220	BRL	70,000	State Street Bank & Trust	1/04/13	32
USD	138,088	CAD	137,500	Credit Suisse Group AG	1/04/13	(145)
USD	276,177	CAD	275,000	HSBC Holdings Plc	1/04/13	(289)
USD	138,086	CAD	137,500	JPMorgan Chase & Co.	1/04/13	(147)
USD	219,013	CHF	200,000	UBS AG	1/04/13	351
USD	79,745	DKK	450,000	UBS AG	1/04/13	132
USD	922,886	EUR	700,000	Westpac Banking Corp.	1/04/13	(1,080)
USD	406,373	GBP	250,000	Westpac Banking Corp.	1/04/13	261

See Notes to Financial Statements.

34	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio

Foreign currency exchange contracts as of December 31, 2012 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	23,099	MXN	300,000	Westpac Banking Corp.	1/04/13	$(109)
USD	62,650	NOK	350,000	UBS AG	1/04/13	(325)
USD	24,560	SGD	30,000	Westpac Banking Corp.	1/04/13	1
USD	406,531	JPY	35,000,000	UBS AG	1/08/13	2,537
Total						$1,280

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$22,634,344	—	$22,634,344
Austria	—	738,026	—	738,026
Belgium	$160,873	2,776,365	—	2,937,238
Brazil	11,241,152	—	—	11,241,152
Canada	28,776,787	—	—	28,776,787
Chile	1,568,955	—	—	1,568,955
China	17,320	15,819,609	—	15,836,929
Colombia	1,104,360	—	—	1,104,360
Czech Republic	178,050	74,412	—	252,462
Denmark	—	2,896,220	—	2,896,220
Egypt	274,197	—	—	274,197
Finland	—	1,972,730	—	1,972,730
France	1,038,663	22,668,667	—	23,707,330
Germany	—	22,091,872	—	22,091,872
Greece	107,213	40,084	—	147,297
Hong Kong	—	8,815,483	—	8,815,483
Hungary	—	193,981	—	193,981
Indonesia	—	2,361,163	—	2,361,163
Ireland	99,906	669,110	—	769,016
Israel	—	1,381,228	—	1,381,228
Italy	—	5,692,483	—	5,692,483
Japan	225,708	50,521,516	—	50,747,224
Malaysia	616,231	2,475,392	—	3,091,623
Mexico	4,660,040	—	—	4,660,040
Morocco	25,794	20,895	—	46,689
Netherlands	169,269	6,802,343	—	6,971,612

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	35

Schedule of Investments (concluded)	ACWI ex-US Index Master Portfolio

	Level 1	Level 2	Level 3	Total

Assets (concluded):
Investments (concluded):
Long-Term Investments (concluded):
Common Stocks (concluded):
New Zealand	—	$322,079	—	$322,079
Norway	—	2,303,993	—	2,303,993
Peru	$497,437	—	—	497,437
Philippines	90,762	735,361	—	826,123
Poland	68,037	1,297,772	—	1,365,809
Portugal	92,329	355,791	—	448,120
Russia	559,055	4,843,948	—	5,403,003
Singapore	—	4,702,216	—	4,702,216
South Africa	314,064	6,680,929	—	6,994,993
South Korea	432,390	13,304,852	—	13,737,242
Spain	57,865	7,450,830	—	7,508,695
Sweden	131,257	7,805,787	—	7,937,044
Switzerland	223,949	22,226,802	—	22,450,751
Taiwan	—	9,536,959	—	9,536,959
Thailand	—	2,242,096	—	2,242,096
Turkey	—	1,771,120	—	1,771,120
United Kingdom	—	56,816,549	—	56,816,549
Investment Companies:
India	5,933,836	—	—	5,933,836
Rights:
Chile	52	—	—	52
Singapore	—	—	—	—
Spain	11,745	—	—	11,745
Short-Term Securities:	7,988,899	—	—	7,988,899

Total	$66,666,195	$313,043,007	—	$379,709,202

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$123,755	—	—	$123,755
Foreign currency transactions	—	$3,479	—	3,479
Liabilities:
Foreign currency transactions	—	(2,199)	—	(2,199)

Total	$123,755	$1,280	—	$125,035

[1]

Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$215,000	—	—	$215,000
Foreign currency at value	1,403,876	—	—	1,403,876
Cash pledged as collateral for financial futures contracts	455,000	—	—	455,000

Total	$2,073,876	—	—	$2,073,876

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

36	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Statement of Assets and Liabilities	ACWI ex-US Index Master Portfolio

December 31, 2012

Assets
Investments at value — unaffiliated (cost — $314,715,630)	$365,786,467
Investments at value — affiliated (cost — $12,924,123)	13,922,735
Foreign currency at value (cost — $1,410,687)	1,403,876
Cash	215,000
Cash pledged as collateral for financial futures contracts	455,000
Investments sold receivable	3,022,506
Dividends receivable	482,947
Unrealized appreciation on foreign currency exchange contracts	3,479
Interest receivable	1,393
Variation margin receivable	104,885
Prepaid expenses	411

Total assets	385,398,699

Liabilities
Investments purchased payable	3,011
Trustees’ fees payable	1,134
Investment advisory fees payable	32,790
Custodian fees payable	105,045
Printing fees payable	1,000
Professional fees payable	38,152
Withdrawals payable to investors	4,103,199
Unrealized depreciation on foreign currency exchange contracts	2,199
Foreign taxes payable	51,672
Other accrued expenses payable	4,577

Total liabilities	4,342,779

Net Assets	$381,055,920

Net Assets Consist of
Investors’ capital	$328,868,319
Net unrealized appreciation/depreciation	52,187,601

Net Assets	$381,055,920

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	37

Statement of Operations	ACWI ex-US Index Master Portfolio

Year Ended December 31, 2012

Investment Income
Dividends — unaffiliated	$7,156,112
Foreign taxes withheld	(790,075)
Dividends — affiliated	21,782
Income — affiliated	19,519
Interest — unaffiliated	869

Total income	6,408,207

Expenses
Investment advisory	376,651
Professional	40,944
Independent Trustees	4,010
Custodian	635,461
Miscellaneous	2,283

Total expenses	1,059,349
Less fees waived and/or reimbursed by manager	(258,034)

Total expenses after fees waived	801,315

Net investment income	5,606,892

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(2,538,120)
Investments — affiliated	(76,980)
Financial futures contracts	443,499
Foreign currency transactions	(153,454)

(2,325,055)

Net change in unrealized appreciation/depreciation on:
Investments	55,150,043
Financial futures contracts	104,560
Foreign currency translations	(5,454)

55,249,149

Total realized and unrealized gain	52,924,094

Net Increase in Net Assets Resulting from Operations	$58,530,986

See Notes to Financial Statements.

38	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Statements of Changes in Net Assets	ACWI ex-US Index Master Portfolio

Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period June 30, 2011[1] to December 31, 2011

Operations
Net investment income	$5,606,892	$239,468
Net realized loss	(2,325,055)	(138,828)
Net change in unrealized appreciation/depreciation	55,249,149	(3,061,548)

Net increase (decrease) in net assets resulting from operations	58,530,986	(2,960,908)

Capital Transactions
Proceeds from contributions	568,052,800	49,234,708
Value of withdrawals	(289,082,111)	(2,719,555)

Net increase in net assets derived from capital transactions	278,970,689	46,515,153

Net Assets
Total increase in net assets	337,501,675	43,554,245
Beginning of period	43,554,245	—

End of period	$381,055,920	$43,554,245

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	39

Financial Highlights	ACWI ex-US Index Master Portfolio

	Year Ended December 31, 2012	Period June 30, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	16.65%	(18.04)%[2]

Ratios to Average Net Assets
Total expenses	0.42%	1.47%	[3,4]

Total expenses after fees waived	0.32%	0.33%	[4]

Net investment income	2.23%	1.76%	[4]

Supplemental Data
Net assets, end of period (000)	$381,056	$43,554

Portfolio turnover	42%	4%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.48%.

[4]	Annualized.

See Notes to Financial Statements.

40	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements	ACWI ex-US Index Master Portfolio

1. Organization and Significant Accounting Policies:

ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	41

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and foreign currency exchange contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for the year ended December 31, 2012 and period ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

42	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

Offering Costs: Offering costs associated with the establishment of the Master Portfolio are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Master Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Master Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Master Portfolio and each of its respective counterparties. An ISDA Master Agreement allows the Master Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to a Master Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	43

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$123,755
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	3,479

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$2,199

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
	Net Realized Gain (Loss) From
	Financial Futures Contracts	Foreign Currency Transactions
Equity contracts	$443,499	—
Foreign currency exchange contracts	—	$(153,454)
	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Foreign Currency Translations
Equity contracts	$104,560	—
Foreign currency exchange contracts	—	$(5,454)

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	90
Average notional value of contracts purchased	$6,063,636
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	7
Average number of contracts — US dollars sold	12
Average US dollar amounts purchased	$2,778,259
Average US dollar amounts sold	$3,502,279

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.15%.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Master Portfolio’s business, in order to limit expenses of certain feeder funds, which invest its assets in the Master Portfolio. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2013 unless approved by the Board, including a majority of the independent trustees. For the year ended December 31, 2012, the Manager waived $258,034, which is included in fees waived and/or reimbursed by the manager in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2012, were $376,849,865 and $100,276,103, respectively.

5. Borrowings:

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of

44	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	ACWI ex-US Index Master Portfolio

the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2012. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2012.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedule of Investments for concentrations in specific countries.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of

December 31, 2012, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Master Portfolio’s investments.

As of December 31, 2012, the Master Portfolio had the following industry classifications:

Industry Allocation	Percent of Long-Term Investments

Commercial Banks	15%
Oil, Gas & Consumable Fuels	9%
Metals & Mining	6%
Pharmaceuticals	6%
Insurance	5%
Other*	59%
*	All other industries held were each less than 5% of long-term investments.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	45

Report of Independent Registered Public Accounting Firm	ACWI ex-US Index Master Portfolio

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock ACWI ex-US Index Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2012 and the period June 30, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

46	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	47

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

48	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

				Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	49

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at

    http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses’, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended December 31 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

50	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and

(iv) from visits to our websites. BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012	51

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

52	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

# ACWI-12/12-AR

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock CoreAlpha Bond Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2012	BlackRock CoreAlpha Bond Fund

Investment Objective

BlackRock CoreAlpha Bond Fund’s (the “Fund”) investment objective is to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2012, the Fund’s Institutional Shares returned 4.82%, outperforming its benchmark, the Barclays US Aggregate Bond Index (the “Index”), which returned 4.21%. The Index is comprised of US government securities and investment-grade corporate bonds, as well as mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) and commercial mortgage-backed securities.

•

For the period beginning with their initial trading date of April 30, 2012 through December 31, 2012, the Fund’s Investor A and Investor C Shares returned 3.25% and 2.61%, respectively. For the same period, the Index returned 2.76%.

•	The Fund invests all of its assets in the CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

What factors influenced performance?

•

The Master Portfolio’s overweight to non-government spread sectors contributed positively to performance for the period. All spread sectors in the Index outperformed similarly-dated US Treasuries. Notably, an overweight allocation to investment grade credit and security selection among industrial and financial names had a positive impact on results. Exposure to high yield debt and non-agency residential MBS, neither of which are represented in the Index, also benefited performance as those sectors experienced meaningful spread tightening and interest income during the period. Additionally, out-of-index exposures to non-US currencies enhanced returns. Specifically, long positions in the Norwegian krone and Swedish krona versus short positions in the Australian and New Zealand dollars proved beneficial, as did short positions in the Japanese yen and British pound.

•	Relative to the Index, an underweight in agency MBS when the US Federal Reserve launched its purchasing program in September detracted from the Master Portfolio’s performance. In addition, the Master Portfolio’s long duration bias (higher sensitivity to interest rate movements versus the Index) caused a drag on results as interest rates edged up across most of the yield curve in December.

Describe recent portfolio activity.

•

Throughout the 12-month period, the Master Portfolio actively managed duration while generally maintaining a long bias relative to the Index. The Master Portfolio tactically traded investment grade credits throughout the period, cautiously seeking to take advantage of relative value opportunities in industrials and financials. Also during the period, the Master Portfolio maintained its out-of-index allocation to high yield debt. Given strong growth and positive price momentum in Norway and Sweden, in August, the Master Portfolio took long positions in the Norwegian krone and Swedish krona versus short positions in the Australian and New Zealand dollars, which were more vulnerable to slowing growth in China. The Master Portfolio later moved to short positions in the Japanese yen and British pound and a long position in the Canadian dollar in light of growth differentials and the respective interest rate environments. The Master Portfolio held cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•

At period end, the Master Portfolio remained overweight relative to the Index in non-government spread sectors and generally underweight US Treasuries. Within spread sectors, the Master Portfolio was overweight in investment grade corporate credit, agency MBS and ABS. The Master Portfolio also held out-of-index positions in high yield debt and non-agency residential MBS. With respect to currency positions, the Master Portfolio was short the Japanese yen, Australian dollar and British pound versus the Swedish krona, Canadian dollar and Norwegian krone. The Master Portfolio ended the period with a long duration position versus the Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.

These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

BlackRock CoreAlpha Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in bonds rated in the four highest categories of the recognized rating agencies (Baa or better by Moody’s Investors Services, Inc., or BBB or better by Standard & Poor’s), including obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. issuers; municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. The Master Portfolio may invest in bonds of any maturity or duration.

[3]	The unmanaged market-weighted index is composed of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[4]	Commencement of operations of the Master Portfolio.

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.36%	4.82%	N/A	6.95%	N/A	5.37%	N/A
Investor A	2.25	4.57	0.38%	6.62	2.36%	5.03	0.83%
Investor C	1.75	3.65	2.65	5.80	5.80	4.24	4.24
Barclays US Aggregate Bond Index	1.80	4.21	N/A	5.95	N/A	5.10	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Master Portfolio commenced operations on March 15, 2004.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,023.60	$1.73	$1,000.00	$1,023.43	$1.73	0.34%
Investor A	$1,000.00	$1,022.50	$3.51	$1,000.00	$1,021.67	$3.51	0.69%
Investor C	$1,000.00	$1,017.50	$7.30	$1,000.00	$1,017.90	$7.30	1.44%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense table example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses are calculated.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	5

About Fund Performance	BlackRock CoreAlpha Bond Fund

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00%. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, These shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Prior to February 28, 2011 for Institutional Shares and prior to April 30, 2012 for Investor A and Investor C Shares, the performance of the classes is based on the returns of the Master Portfolio in which the Fund invests all of its assets for each period since March 15, 2004, the commencement of the Master Portfolio’s operations, adjusted to reflect the estimated annual fund fees and operating expenses of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Derivative Financial Instruments	BlackRock CoreAlpha Bond Fund

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	7

Statement of Assets and Liabilities	BlackRock CoreAlpha Bond Fund

December 31, 2012

Assets
Investments at value — Master Portfolio (cost — $107,740,311)	$110,602,464
Capital shares sold receivable	1,515,079

Total assets	112,117,543

Liabilities
Contributions payable to the Master Portfolio	1,251,799
Capital shares redeemed payable	263,280
Income dividends payable	114,838
Administration fees payable	8,046
Service fees payable	253
Professional fees payable	18,508

Total liabilities	1,656,724

Net Assets	$110,460,819

Net Assets Consist of
Paid-in capital	$107,240,664
Distributions in excess of net investment income	(135,361)
Accumulated net realized gain allocated from the Master Portfolio	493,363
Net unrealized appreciation/depreciation allocated from the Master Portfolio	2,862,153

Net Assets	$110,460,819

Net Asset Value
Institutional — Based on net assets of $110,019,980 and 10,265,699 shares outstanding, unlimited number of shares authorized, no par value	$10.72

Investor A — Based on net assets of $167,688 and 15,646 shares outstanding, unlimited number of shares authorized, no par value	$10.72

Investor C — Based on net assets of $273,151 and 25,497 shares outstanding, unlimited number of shares authorized, no par value	$10.71

See Notes to Financial Statements.

8	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Statement of Operations	BlackRock CoreAlpha Bond Fund

Year Ended December 31, 2012

Investment Income
Net investment income allocated from the Master Portfolio:
Interest	$2,165,981
Income — affiliated	36,819
Dividends	12,254
Securities lending — affiliated — net	7,294
Expenses	(216,423)
Fees waived	4,290

Total income	2,010,215

Fund Expenses
Administration — Institutional	86,269
Administration — Investor A	102
Administration — Investor C	209
Service — Investor A	127
Service and distribution — Investor C	1,044
Professional	19,155

Total expenses	106,906
Less fees waived and/or reimbursed by administrator — Institutional	(19,125)
Less fees waived and/or reimbursed by administrator — Investor A	(10)
Less fees waived and/or reimbursed by administrator — Investor C	(20)

Total expenses after fees waived	87,751

Net investment income	1,922,464

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized gain from investments, financial futures contracts, swaps and foreign currency transactions	203,767
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps and foreign currency translations	1,922,175

Total realized and unrealized gain	2,125,942

Net Increase in Net Assets Resulting from Operations	$4,048,406

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	9

Statements of Changes in Net Assets	BlackRock CoreAlpha Bond Fund

Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period February 28, 2011[1] to December 31, 2011

Operations
Net investment income	$1,922,464	$629,461
Net realized gain	203,767	290,164
Net change in unrealized appreciation/depreciation	1,922,175	939,978

Net increase in net assets resulting from operations	4,048,406	1,859,603

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	(2,083,770)	(601,659)
Investor A	(1,007)	—
Investor C	(1,418)	—
Tax return of capital:
Institutional	(206,071)	(27,824)
Investor A	(134)	—
Investor C	(142)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(2,292,542)	(629,483)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	49,455,150	58,019,685

Net Assets
Total increase in net assets	51,211,014	59,249,805
Beginning of period	59,249,805	—

End of period	$110,460,819	$59,249,805

Undistributed (distributions in excess of) net investment income	$(135,361)	$28,370

[1]	Commencement of operations.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Financial Highlights	BlackRock CoreAlpha Bond Fund

	Institutional
	Year Ended December 31, 2012		Period February 28, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.50		$10.00

Net investment income[2]	0.24		0.25
Net realized and unrealized gain	0.26		0.52

Net increase from investment operations	0.50		0.77

Dividends and distributions from:[3]
Net investment income	(0.25)		(0.26)
Tax return of capital	(0.03)		(0.01)

Total dividends and distributions	(0.28)		(0.27)

Net asset value, end of period	$10.72		$10.50

Total Investment Return[4]
Based on net asset value	4.82%		7.80%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.37%	[7]	0.44%	[8,9]

Total expenses after fees waived	0.34%	[7]	0.35%	[8,9]

Net investment income	2.22%	[7]	2.93%	[8,9]

Supplemental Data
Net assets, end of period (000)	$110,020		$59,250

Portfolio turnover of the Master Portfolio	2,128%		1,646%	[10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Annualized.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	11

Financial Highlights (continued)	BlackRock CoreAlpha Bond Fund

Investor A
Period April 30, 2012[1] to December 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.55

Net investment income[2]	0.12
Net realized and unrealized gain	0.22

Net increase from investment operations	0.34

Dividends and distributions from:[3]
Net investment income	(0.15)
Tax return of capital	(0.02)

Total dividends and distributions	(0.17)

Net asset value, end of period	$10.72

Total Investment Return[4,5]
Based on net asset value	3.25%

Ratios to Average Net Assets[6,7,8]
Total expenses	0.72%

Total expenses after fees waived	0.70%

Net investment income	1.80%

Supplemental Data
Net assets, end of period (000)	$168

Portfolio turnover of the Master Portfolio	2,128%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See Notes to Financial Statements.

12	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Financial Highlights (concluded)	BlackRock CoreAlpha Bond Fund

Investor C
Period April 30, 2012[1] to December 31, 2012

Per Share Operating Performance
Net asset value, beginning of period	$10.55

Net investment income[2]	0.06
Net realized and unrealized gain	0.21

Net increase from investment operations	0.27

Dividends and distributions from:[3]
Net investment income	(0.10)
Tax return of capital	(0.01)

Total dividends and distributions	(0.11)

Net asset value, end of period	$10.71

Total Investment Return[4,5]
Based on net asset value	2.61%

Ratios to Average Net Assets[6,7,8]
Total expenses	1.46%

Total expenses after fees waived	1.44%

Net investment income	1.04%

Supplemental Data
Net assets, end of period (000)	$273

Portfolio turnover of the Master Portfolio	2,128%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	13

Notes to Financial Statements	BlackRock CoreAlpha Bond Fund

1. Organization and Significant Accounting Policies:

BlackRock CoreAlpha Bond Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2012 was 3.96%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master

Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocations rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for the year ended December 31, 2012 and for the period ended December 31, 2011. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating

14	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	BlackRock CoreAlpha Bond Fund

expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BTC is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Institutional Shares and 0.20% of the average daily net assets of Investor A and Investor C Shares. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as the Fund’s administrator and entered into an Administration Agreement with the Trust, on behalf of the Fund, on similar terms.

From time to time, BAL may waive, and previously BTC, waived such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate, and previously BTC delegated, certain of its administration duties to sub-administrators.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL and BTC contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2013.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares and 1.00% based upon the average daily net assets of the Investor C Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

3. Income Tax Information:

The tax character of distributions paid during the fiscal periods ended December 31, 2012 and December 31, 2011 were as follows:

	12/31/12	12/31/11
Ordinary income	$2,086,195	$601,659
Tax return of capital	206,347	27,824

Total	$2,292,542	$629,483

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Capital loss carryforwards	$(39,766)
Net unrealized gains[1]	3,259,921

Total	$3,220,155

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

As of December 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains of $39,766. This capital loss carryforward has no expiration date.

During the year ended December 31, 2012, the Fund utilized $57,164 of its capital loss carryforward.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	15

Notes to Financial Statements (concluded)	BlackRock CoreAlpha Bond Fund

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Period February 28, 2011[1] to December 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,419,465	$57,431,644	5,801,715	$59,651,623
Shares issued to shareholders in reinvestment of dividends and distributions	114,425	1,219,007	45,330	469,499
Shares redeemed	(911,492)	(9,635,206)	(203,744)	(2,101,437)

Net increase	4,622,398	$49,015,445	5,643,301	$58,019,685

	Period April 30, 2012[1] to December 31, 2012
Investor A
Shares sold	16,140	$172,594	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	99	1,061	—	—
Shares redeemed	(593)	(6,347)	—	—

Net increase	15,646	$167,308	—	—

Investor C
Shares sold	30,070	$321,558	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	145	1,558	—	—
Shares redeemed	(4,718)	(50,719)	—	—

Net increase	25,497	$272,397	—	—

Total Net Increase	4,663,541	$49,455,150	5,643,301	$58,019,685

[1] Commencement of operations.

At December 31, 2012, shares owned by affiliates were as follows:

Shares
Investor A	1,926
Investor C	1,916

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm	BlackRock CoreAlpha Bond Fund

To the Shareholders and Board of Trustees of BlackRock Funds III:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BlackRock CoreAlpha Bond Fund, a series of BlackRock Funds III (the “Trust”), at December 31, 2012, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund for the fiscal year ended December 31, 2012.

January —December 2012
Qualified Dividend Income for Individuals[1]	0.60%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	0.60%
Interest-Related Dividends for Non-US Residents[2]	81.45%
Federal Obligation Interest[3]	9.71%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	17

Master Portfolio Information	CoreAlpha Bond Master Portfolio

As of December 31, 2012

Portfolio Composition	Percent of Long-Term Investments

US Government Sponsored Agency securities	55%
Corporate Bonds	18
US Treasury Obligations	16
Asset-Backed Securities	7
Non-Agency Mortgage-Backed Securities	4

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	73%
AA/Aa	4
A	10
BBB/Baa	10
BB/Ba	2
Not Rated	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which were deemed AAA/Aaa by the investment advisor.

18	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Schedule of Investments December 31, 2012	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

Access Group, Inc., Series 2005-1, Class A2, 0.42%, 3/23/20	$5,073	$5,058,672
ACE Securities Corp., Series 2005-AG1, Class A2D, 0.57%, 8/25/35 (a)	3,386	3,045,897
AH Mortgage Advance Trust, Series SART-1, Class A1R, 2.23%, 5/10/43 (b)	4,000	4,002,800
Ally Auto Receivables Trust 2009-B, Series 2009-B, Class B, 3.67%, 3/16/15 (b)	2,039	2,094,088
AmeriCredit Automobile Receivables Trust:
Series 2009-1, Class B, 9.79%, 4/15/14	734	748,060
Series 2010-1, Class C, 5.19%, 8/17/15	2,385	2,483,784
Series 2010-1, Class D, 6.65%, 7/17/17	1,500	1,595,406
Series 2010-4, Class D, 4.20%, 11/08/16	2,600	2,731,810
Series 2011-1, Class C, 2.85%, 8/08/16	5,100	5,227,184
Ameriquest Mortgage Securities, Inc. (a):
Series 2005-R6, Class A2, 0.41%, 8/25/35	449	436,946
Series 2006-R1, Class A2C, 0.40%, 3/25/36	134	133,349
Asset Backed Funding Corp. Certificates (a):
Series 2005-HE2, Class M1, 0.93%, 6/25/35	416	412,794
Series 2005-OPT1, Class A1SS, 0.45%, 7/25/35	365	359,192
BA Credit Card Trust (a):
0.61%, 1/15/16	5,805	5,806,056
4.96%, 3/15/16	8,400	8,693,513
Bank One Issuance Trust, Series 2003-C3, Class C3, 4.77%, 2/16/16	6,000	6,107,058
Bear Stearns Asset Backed Securities Trust, Series 2007-HE2, Class 1A1, 0.31%, 3/25/37 (a)	35	34,753
BNC Mortgage Loan Trust, Series 2007-4, Class A3A, 0.46%, 11/25/37 (a)	1,159	1,140,887
Capital One Multi-Asset Execution Trust, Series 2003-C3, Class C3, 2.46%, 7/15/16 (a)	1,100	1,110,915

Asset-Backed Securities	Par (000)	Value

Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A1, 0.33%, 2/25/37 (a)	$1,832	$1,816,943
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class 1A4, 4.40%, 2/25/30	281	282,160
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2, 1.46%, 10/25/37 (b)	8,452	8,167,682
Citibank Credit Card Issuance Trust:
Series 2003-C4, Class C4, 5.00%, 6/10/15	3,100	3,156,389
Series 2006-C1, Class C1, 0.61%, 2/20/15 (a)	6,000	5,999,898
Citigroup Mortgage Loan Trust, Inc. (a):
Series 2007-WFH2, Class A2, 0.36%, 3/25/37	1,454	1,449,551
Series 2007-WFH4, Class A2A, 1.11%, 7/25/37	43	42,397
Countrywide Asset-Backed Certificates:
0.68%, 12/25/35 (a)	3,700	3,587,953
Series 2005-4, Class MV1, 0.67%, 10/25/35 (a)	2,404	2,351,936
Series 2005-14, Class 3A2, 0.45%, 4/25/36 (a)	2,145	2,126,667
Series 2006-20, Class 2A2, 0.33%, 4/25/47 (a)	1,000	985,116
Series 2006-22, Class 2A2, 0.32%, 5/25/47 (a)	2,225	2,210,890
Series 2006-25, Class 2A2, 0.33%, 6/25/47 (a)	3,642	3,596,150
Series 2007-4, Class A1B, 5.81%, 2/25/27	128	127,747
Series 2007-8, Class 2A1, 0.27%, 11/25/37 (a)	409	407,133
Series 2007-12, Class 2A1, 0.56%, 8/25/47 (a)	3,250	3,219,159
Ellington Loan Acquisition Trust, Series 2007-1, Class A2A1, 1.21%, 5/26/37 (a)(b)	1,575	1,581,103
First Franklin Mortgage Loan Asset Backed Certificates (a):
Series 2004-FF10, Class A3, 0.75%, 9/25/34	150	146,482
Series 2005-FF4, Class M1, 0.64%, 5/25/35	2,228	2,117,037

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD     Australian Dollar

BRL      Brazilian Real

CAD     Canadian Dollar

CZK      Czech Koruna

EUR     Euro

GBP     British Pound

HUF     Hungarian Forints

ILS       Israeli Shekel

INR      Indian Rupee

JPY       Japanese Yen

KRW     Korean Won

LIBOR   London Interbank Offered Rate

MXN     Mexican Peso

NOK     Norwegian Krone

NZD     New Zealand Dollar

PLN      Polish Zloty

RUB     Russian Ruble

SEK      Swedish Krona

SGD     Singapore Dollar

TBA      To Be Announced

TRY      Turkish Lira

USD     US Dollar

ZAR      South African Rand

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	19

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

Series 2005-FF10, Class A4, 0.53%, 11/25/35	$1,585	$1,521,060
Series 2006-FF14, Class A2, 0.27%, 10/25/36	811	809,251
Iowa Student Loan Liquidity Corp., Series 2005-1, Class A2, 0.41%, 3/25/22	7,128	7,048,722
JPMorgan Mortgage Acquisition Corp. (a):
Series 2006-CH1, Class A3, 0.31%, 7/25/36	1,590	1,587,625
Series 2007-CH5, Class A2, 0.26%, 5/25/37	1,328	1,326,982
Keycorp Student Loan Trust, Series 2006-A, Class 2A3, 0.50%, 6/27/29 (a)	15,000	14,556,420
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 0.76%, 6/25/35 (a)	1,473	1,440,773
National Collegiate Student Loan Trust (a):
0.45%, 7/25/28	6,622	6,390,673
Series 2005-1, Class A3, 0.35%, 10/26/26	4,309	4,236,988
Series 2006-1, Class A3, 0.40%, 5/25/26	1,633	1,575,718
Series 2006-2, Class A2, 0.36%, 7/25/26	4,028	3,876,161
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV2, 0.34%, 9/25/36 (a)	841	839,628
New Century Home Equity Loan Trust Series 2005-3 (a):
Class A2D, 0.59%, 7/25/35	3,137	3,127,264
Class M2, 0.70%, 7/25/35	1,590	1,283,038
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 0.59%, 8/25/35 (a)	5,734	5,511,469
RAAC Series, Series 2006-SP3, Class A2, 0.38%, 8/25/36	3,306	3,262,888
RASC Trust, Series 2005-AHL3, Class A2, 0.45%, 11/25/35	4,795	4,609,903
Residential Asset Mortgage Products, Inc. Class M1 (a):
Series 2005-EFC3, 0.66%, 8/25/35	862	855,589
Series 2005-RS6, 0.71%, 6/25/35	4,300	4,232,382
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17	1,225	1,266,792
Series 2010-3, Class C, 3.06%, 11/15/17	4,310	4,451,467
Series 2010-B, Class C, 3.02%, 10/17/16 (b)	13,400	13,648,637
Series 2011-1, Class C, 3.11%, 5/16/16	5,000	5,148,730
Series 2011-3, Class B, 2.50%, 12/15/15	1,155	1,173,758

Asset-Backed Securities	Par (000)	Value

Series 2011-3, Class D, 4.23%, 5/15/17	$3,900	$4,108,946
Series 2011-S1A, Class D, 3.10%, 5/15/17 (b)	2,317	2,323,546
SLC Student Loan Trust, 4.75%, 6/15/33 (b)	11,285	10,788,629
SLM Student Loan Trust:
1.31%, 12/15/21 (a)(b)	3,135	3,159,443
0.45%, 12/15/22 (a)	2,403	2,392,508
Series 2004-A, Class A2, 0.51%, 3/16/20 (a)	10,266	10,171,441
Series 2004-B, Class A2, 0.51%, 6/15/21	1,374	1,355,653
Series 2005-A, Class A2, 0.45%, 12/15/20 (a)	4,027	3,983,913
Series 2006-C, Class A3, 0.44%, 6/15/21 (a)	12,209	12,083,549
Series 2009-CT, Class 1A, 2.35%, 4/15/39 (b)	4,669	4,699,201
Series 2009-CT, Class 2A, 2.06%, 4/15/39 (a)(b)	7,107	7,124,973
Series 2009-D, Class A, 3.50%, 8/17/43 (b)	12,992	12,571,683
Series 2010-A, Class 1A, 3.20%, 5/16/44 (b)	5,047	5,289,972
Series 2011-A, Class A1, 1.21%, 10/15/24 (b)	13,402	13,463,220
Series 2011-B, Class A1, 1.06%, 12/16/24 (b)	902	903,895
Series 2012-D, Class A1, 1.26%, 6/15/23 (b)	1,579	1,591,343
Series 2012-E, Class A1, 0.96%, 10/16/23 (b)	3,956	3,970,529
Soundview Home Equity Loan Trust, Series 2007-1, Class 2A1, 0.30%, 3/25/37 (a)	206	203,184
SunTrust Student Loan Trust, Series 2006-1A, Class A2, 0.41%, 7/28/20 (b)	1,508	1,507,956
Terwin Mortgage Trust, Series 2005-12AL, Class AF2, 4.65%, 7/25/36	168	167,826
Total Asset-Backed Securities — 10.4%		290,238,885

Corporate Bonds
Aerospace & Defense — 0.5%
L-3 Communications Corp.:
3.95%, 11/15/16 (c)	1,250	1,351,582
4.75%, 7/15/20	900	1,003,172
4.95%, 2/15/21	600	676,984
Lockheed Martin Corp.:
3.35%, 9/15/21	1,649	1,742,591
4.85%, 9/15/41	2,000	2,206,976
4.07%, 12/15/42 (b)	2,052	2,016,652
Precision Castparts Corp., 2.50%, 1/15/23	1,225	1,232,850
Raytheon Co., 4.70%, 12/15/41	2,100	2,376,480
TransDigm, Inc., 7.75%, 12/15/18	2,200	2,433,750

		15,041,037

See Notes to Financial Statements.

20	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Air Freight & Logistics — 0.0%
United Parcel Service, Inc., 4.88%, 11/15/40	$400	$464,098
Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	7,400	7,446,324
Bottling Group LLC, 5.13%, 1/15/19	1,100	1,298,836
Constellation Brands, Inc., 4.63%, 3/01/23	1,200	1,254,000
Diageo Finance BV, 3.25%, 1/15/15	2,000	2,100,662
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16 (c)	1,250	1,317,094
PepsiCo, Inc., 4.88%, 11/01/40	1,000	1,169,506

		14,586,422
Biotechnology — 0.7%
Amgen, Inc.:
2.30%, 6/15/16	800	831,717
6.40%, 2/01/39	900	1,165,192
Biogen Idec, Inc., 6.88%, 3/01/18	7,528	9,324,670
Celgene Corp.:
3.95%, 10/15/20	4,000	4,341,144
3.25%, 8/15/22	1,900	1,936,830
Genentech, Inc., 4.75%, 7/15/15	625	689,263

		18,288,816
Capital Markets — 1.0%
The Bear Stearns Cos., Inc., 6.40%, 10/02/17	2,500	3,002,495
The Bear Stearns Cos., Inc./JPMorgan Chase & Co., 5.70%, 11/15/14	800	869,338
Credit Suisse First Boston USA, Inc., 5.13%, 1/15/14	1,400	1,462,363
The Goldman Sachs Group, Inc.:
5.95%, 1/18/18	3,700	4,305,664
6.15%, 4/01/18	1,500	1,762,152
7.50%, 2/15/19	1,200	1,509,906
5.75%, 1/24/22	1,400	1,655,097
6.75%, 10/01/37	1,650	1,869,990
6.25%, 2/01/41	3,050	3,742,109
Morgan Stanley:
2.88%, 7/28/14	3,400	3,474,837
6.00%, 4/28/15	1,400	1,524,891
6.25%, 8/28/17	1,500	1,716,828

		26,895,670
Chemicals — 0.3%
Agrium, Inc., 3.15%, 10/01/22	1,450	1,440,803
LyondellBasell Industries NV, 6.00%, 11/15/21	1,800	2,110,500
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	1,800	1,863,000
RPM International, Inc., 6.13%, 10/15/19	2,453	2,863,485
Valspar Corp., 4.20%, 1/15/22	300	327,719

		8,605,507
Commercial Banks — 0.9%
Discover Bank, 8.70%, 11/18/19	854	1,111,295
HSBC Bank USA NA, 5.88%, 11/01/34	1,700	1,995,416
HSBC Holdings Plc, 6.50%, 9/15/37	700	873,732
JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17	800	947,072

Corporate Bonds	Par (000)	Value

Commercial Banks (concluded)
US Bancorp, 2.20%, 11/15/16	$4,000	$4,167,632
Wachovia Bank NA, 6.00%, 11/15/17	5,400	6,475,550
Wells Fargo & Co., 3.50%, 3/08/22	8,900	9,493,203

		25,063,900
Commercial Services & Supplies — 0.1%
Catholic Health Initiatives, 4.35%, 11/01/42	1,600	1,631,728
Communications Equipment — 0.1%
Omnicom Group, Inc., 4.45%, 8/15/20	2,700	3,004,387
Consumer Finance — 0.4%
American Express Co., 2.65%, 12/02/22 (b)	5,520	5,498,020
American Express Credit Co., 2.75%, 9/15/15	2,600	2,725,793
Discover Financial Services, 3.85%, 11/21/22 (b)	2,746	2,833,526

		11,057,339
Containers & Packaging — 0.3%
Ball Corp., 5.00%, 3/15/22	2,100	2,247,000
Crown Americas LLC and Crown Americas Capital Corp. II, 7.63%, 5/15/17	3,250	3,432,812
Rock-Tenn Co. (b):
4.45%, 3/01/19	1,750	1,888,033
4.90%, 3/01/22	1,900	2,053,302

		9,621,147
Diversified Financial Services — 2.2%
American Express Credit Corp., 2.38%, 3/24/17 (c)	3,000	3,138,951
Associates Corp. of North America, 6.95%, 11/01/18	964	1,161,234
Bank of America Corp.:
4.50%, 4/01/15	4,300	4,583,482
3.70%, 9/01/15	1,000	1,057,139
3.75%, 7/12/16	2,400	2,565,425
5.49%, 3/15/19	1,500	1,666,227
5.70%, 1/24/22	3,500	4,208,921
5.88%, 2/07/42	750	935,692
Citigroup, Inc.:
6.50%, 8/19/13	1,400	1,448,436
6.38%, 8/12/14	1,400	1,512,910
4.45%, 1/10/17	4,200	4,652,760
6.13%, 11/21/17	1,000	1,190,157
8.50%, 5/22/19	1,600	2,151,419
8.13%, 7/15/39	1,300	1,946,249
5.88%, 1/30/42	350	431,951
Ford Motor Credit Co. LLC, 5.88%, 8/02/21	3,800	4,425,244
General Electric Capital Corp.:
2.25%, 11/09/15	2,000	2,065,430
4.38%, 9/16/20	4,000	4,464,184
4.63%, 1/07/21	1,600	1,814,874
6.75%, 3/15/32	500	649,367
6.88%, 1/10/39	1,000	1,359,299
JPMorgan Chase & Co.:
2.00%, 8/15/17 (c)	4,100	4,188,134
3.25%, 9/23/22	2,600	2,677,431
5.60%, 7/15/41	1,000	1,238,442
Merrill Lynch & Co., Inc., 6.88%, 4/25/18	550	663,000
SLM Corp.:
6.00%, 1/25/17	600	649,500

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	21

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Diversified Financial Services (concluded)
4.63%, 9/25/17	$2,500	$2,559,377
7.25%, 1/25/22	1,800	1,984,500

		61,389,735
Diversified Telecommunication Services — 1.4%
AT&T, Inc.:
2.40%, 8/15/16	1,250	1,304,464
3.00%, 2/15/22 (c)	7,700	8,008,177
6.55%, 2/15/39	2,000	2,628,226
5.35%, 9/01/40	1,231	1,433,558
5.55%, 8/15/41 (c)	5,000	6,000,620
4.35%, 6/15/45 (b)	2,632	2,643,833
British Telecommunications Plc, 9.63%, 12/15/30	400	635,472
Embarq Corp., 8.00%, 6/01/36	1,000	1,104,521
Telefonica Emisiones SAU, 5.86%, 2/04/13	3,600	3,612,600
Verizon Communications, Inc.:
8.75%, 11/01/18	1,300	1,805,011
6.90%, 4/15/38	900	1,280,875
7.35%, 4/01/39	1,700	2,520,061
4.75%, 11/01/41	2,100	2,381,986
Virgin Media Finance Plc, 4.88%, 2/15/22	2,650	2,709,625

		38,069,029
Electric Utilities — 1.8%
Commonwealth Edison Co.:
4.70%, 4/15/15	1,000	1,086,842
5.88%, 2/01/33	3,500	4,442,522
Duke Energy Corp.:
2.15%, 11/15/16	2,100	2,171,433
5.05%, 9/15/19 (c)	2,000	2,319,972
FirstEnergy Solutions Corp., 6.05%, 8/15/21	1,200	1,373,422
Florida Power Corp., 3.85%, 11/15/42	2,500	2,424,715
Ipalco Enterprises, Inc., 5.00%, 5/01/18	850	890,375
MidAmerican Energy Holdings Co., 5.75%, 4/01/18	6,550	7,887,837
Mississippi Power Co., 4.25%, 3/15/42	1,700	1,736,081
Northern States Power Co., 5.25%, 7/15/35	2,500	3,060,970
Pacific Gas & Electric Co.:
5.63%, 11/30/17	1,500	1,810,987
3.25%, 9/15/21 (c)	2,900	3,098,087
3.75%, 8/15/42	3,000	2,868,414
PacifiCorp:
5.50%, 1/15/19	1,300	1,571,677
6.25%, 10/15/37	1,000	1,347,016
Progress Energy, Inc.:
4.88%, 12/01/19	3,100	3,554,829
4.40%, 1/15/21	3,700	4,124,338
3.15%, 4/01/22 (c)	950	961,710
Southern Co. (The), 4.15%, 5/15/14	900	942,772
Tampa Electric Co., 2.60%, 9/15/22	2,000	2,017,792

		49,691,791
Electrical Equipment — 0.1%
Roper Industries, Inc., 6.25%, 9/01/19	1,500	1,792,689
Electronic Equipment, Instruments & Components — 0.1%
Tyco Electronics Group SA, 6.55%, 10/01/17	2,900	3,477,422

Corporate Bonds	Par (000)	Value

Energy Equipment & Services — 0.1%
National Oilwell Varco, Inc.:
2.60%, 12/01/22	$1,500	$1,521,057
3.95%, 12/01/42	1,400	1,418,515

		2,939,572
Food & Staples Retailing — 0.4%
Costco Wholesale Corp., 1.70%, 12/15/19	2,900	2,919,749
Wal-Mart Stores, Inc.:
5.63%, 4/01/40	1,500	1,945,555
5.63%, 4/15/41	3,800	4,976,393

		9,841,697
Food Products — 0.6%
ConAgra Foods, Inc., 7.13%, 10/01/26	2,400	3,070,078
General Mills, Inc., 5.65%, 2/15/19	1,400	1,702,145
Hershey Co. (The), 4.13%, 12/01/20	1,550	1,774,499
Kellogg Co.:
4.45%, 5/30/16	100	110,623
3.25%, 5/21/18	1,550	1,688,421
Kraft Foods Group, Inc., 5.38%, 2/10/20 (b)	1,885	2,263,336
Mead Johnson Nutrition Co., 4.90%, 11/01/19	4,500	5,135,665
Mondelez International, Inc., 5.38%, 2/10/20	1,715	2,070,453

		17,815,220
Gas Utilities — 0.1%
Southern California Gas Co., 3.75%, 9/15/42	1,800	1,808,300
Health Care Equipment & Supplies — 0.1%
Covidien International Finance SA, 4.20%, 6/15/20	1,700	1,925,445
Health Care Providers & Services — 0.7%
AmerisourceBergen Corp.:
4.88%, 11/15/19	900	1,043,553
3.50%, 11/15/21 (c)	6,250	6,708,719
DaVita HealthCare Partners, Inc., 6.38%, 11/01/18	3,550	3,807,375
Humana, Inc., 6.45%, 6/01/16	4,100	4,657,067
UnitedHealth Group, Inc., 4.70%, 2/15/21 (c)	3,100	3,611,491

		19,828,205
Hotels, Restaurants & Leisure — 0.6%
McDonald’s Corp.:
6.30%, 10/15/37	1,000	1,384,189
4.88%, 7/15/40	1,600	1,915,446
Wyndham Worldwide Corp.:
5.75%, 2/01/18	3,400	3,800,568
4.25%, 3/01/22	1,550	1,600,401
Yum! Brands, Inc.:
4.25%, 9/15/15	2,000	2,159,832
5.30%, 9/15/19	2,241	2,618,869
6.88%, 11/15/37	2,100	2,867,449

		16,346,754
Household Durables — 0.0%
Tupperware Brands Corp., 4.75%, 6/01/21	900	963,042
Household Products — 0.1%
Kimberly-Clark Corp.:
2.40%, 3/01/22	1,250	1,265,841
6.63%, 8/01/37	2,000	2,908,026

		4,173,867

See Notes to Financial Statements.

22	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Independent Power Producers & Energy Traders — 0.2%
Constellation Energy Group, Inc., 5.15%, 12/01/20	$3,200	$3,657,984
Exelon Generation Co. LLC, 5.75%, 10/01/41	500	554,854
PSEG Power LLC, 4.15%, 9/15/21	1,150	1,260,164
Southern Power Co., 5.15%, 9/15/41	1,000	1,126,098

		6,599,100
Industrial Conglomerates — 0.0%
General Electric Co., 4.13%, 10/09/42	1,200	1,234,378
Insurance — 0.8%
The Allstate Corp.:
7.45%, 5/16/19	2,031	2,663,392
5.20%, 1/15/42	1,500	1,780,263
American International Group, Inc.:
6.40%, 12/15/20	1,200	1,488,958
8.18%, 5/15/68 (a)	500	651,250
Berkshire Hathaway, Inc., 1.90%, 1/31/17	2,400	2,480,933
Fidelity National Financial, Inc., 5.50%, 9/01/22	1,225	1,355,861
Markel Corp.:
5.35%, 6/01/21	1,300	1,420,761
4.90%, 7/01/22	2,500	2,718,300
Marsh & McLennan Cos., Inc.:
5.75%, 9/15/15	400	448,418
9.25%, 4/15/19	200	269,773
4.80%, 7/15/21	1,600	1,800,390
Principal Financial Group, Inc., 3.30%, 9/15/22	800	811,543
Protective Life Corp., 8.45%, 10/15/39	800	1,043,331
Willis Group Holdings Plc, 4.13%, 3/15/16	2,600	2,773,209
XL Group Ltd., 5.75%, 10/01/21 (c)	1,400	1,662,598

		23,368,980
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 1.20%, 11/29/17	2,600	2,585,710
Export-Import Bank of Korea, 4.00%, 1/29/21	1,446	1,554,758

		4,140,468
Internet Software & Services — 0.1%
Digital Realty Trust LP, 5.88%, 2/01/20	1,200	1,371,129
eBay, Inc., 2.60%, 7/15/22	850	858,703

		2,229,832
IT Services — 0.6%
Fiserv, Inc., 3.50%, 10/01/22	2,000	2,036,274
International Business Machines Corp.:
2.00%, 1/05/16	8,600	8,886,122
7.63%, 10/15/18	2,050	2,738,169
5.60%, 11/30/39	88	113,415
4.00%, 6/20/42	1,746	1,847,905

		15,621,885
Leisure Equipment & Products — 0.1%
Mattel, Inc.:
2.50%, 11/01/16	750	780,180
5.45%, 11/01/41	1,800	2,033,341

		2,813,521

Corporate Bonds	Par (000)	Value

Life Sciences Tools & Services — 0.2%
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	$3,100	$3,277,475
Thermo Fisher Scientific, Inc., 3.25%, 11/20/14	1,600	1,672,981

		4,950,456
Machinery — 0.3%
Case New Holland, Inc., 7.75%, 9/01/13	2,829	2,942,160
Danaher Corp., 2.30%, 6/23/16	450	470,575
Dover Corp., 4.30%, 3/01/21	2,400	2,765,661
Eaton Corp., 2.75%, 11/02/22 (b)	1,400	1,395,680
Flowserve Corp., 3.50%, 9/15/22	550	552,372

		8,126,448
Media — 1.1%
CC Holdings GS V LLC, 3.85%, 4/15/23 (b)	2,250	2,288,950
Comcast Corp.:
5.70%, 5/15/18	2,450	2,945,549
3.13%, 7/15/22	2,550	2,656,679
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42	1,100	1,112,576
Discovery Communications LLC, 4.95%, 5/15/42 (c)	2,500	2,671,995
DISH DBS Corp.:
4.63%, 7/15/17	800	834,000
7.88%, 9/01/19 (c)	2,700	3,199,500
6.75%, 6/01/21	1,200	1,368,000
NBCUniversal Media LLC, 6.40%, 4/30/40 (c)	500	641,558
News America, Inc.:
4.50%, 2/15/21 (c)	2,500	2,856,112
6.15%, 2/15/41	1,600	2,026,533
Scripps Networks Interactive, Inc., 2.70%, 12/15/16	2,300	2,408,528
Time Warner, Inc., 8.25%, 4/01/19	2,350	3,127,232
Viacom, Inc., 4.38%, 9/15/14	1,300	1,377,370

		29,514,582
Metals & Mining — 0.1%
Xstrata Canada Corp., 6.20%, 6/15/35	1,000	1,072,628
Xstrata Canada Financial Corp., 6.00%, 11/15/41 (b)	650	704,250

		1,776,878
Multi-Utilities — 0.4%
Consolidated Edison Co. of New York, Inc., 4.20%, 3/15/42 (c)	2,400	2,557,793
Dominion Resources, Inc.:
6.40%, 6/15/18	4,050	5,032,935
4.45%, 3/15/21	2,100	2,419,326
4.05%, 9/15/42 (c)	1,700	1,678,483
SCANA Corp., 4.13%, 2/01/22	500	524,271

		12,212,808
Multiline Retail — 0.1%
Nordstrom, Inc.:
4.00%, 10/15/21 (c)	1,200	1,337,936
7.00%, 1/15/38	600	849,910

		2,187,846

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	23

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Oil, Gas & Consumable Fuels — 2.7%
BP Capital Markets Plc:
3.13%, 10/01/15	$700	$743,084
3.20%, 3/11/16	1,500	1,600,085
3.56%, 11/01/21	1,900	2,053,123
Buckeye Partners LP, 4.88%, 2/01/21	550	569,623
Chevron Corp., 2.36%, 12/05/22	4,200	4,206,892
ConocoPhillips, 6.50%, 2/01/39	4,500	6,381,625
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	500	586,329
Encana Corp., 6.50%, 5/15/19	400	493,725
Energy Transfer Partners LP:
9.70%, 3/15/19	842	1,134,192
9.00%, 4/15/19	373	491,834
Enterprise Products Operating LLC:
5.20%, 9/01/20	500	596,807
5.75%, 3/01/35	1,500	1,709,914
5.95%, 2/01/41	900	1,086,543
4.45%, 2/15/43	1,100	1,113,758
EOG Resources, Inc., 2.63%, 3/15/23	2,950	2,970,756
Husky Energy, Inc.:
3.95%, 4/15/22 (c)	5,300	5,693,583
6.80%, 9/15/37	1,000	1,322,461
Kinder Morgan Energy Partners LP, 3.95%, 9/01/22	4,400	4,704,726
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19 (c)	300	303,000
6.25%, 11/01/19 (b)(c)	800	804,000
8.63%, 4/15/20	3,200	3,488,000
7.75%, 2/01/21	250	266,250
Marathon Petroleum Corp., 6.50%, 3/01/41	1,830	2,318,712
ONEOK Partners LP:
3.38%, 10/01/22	1,900	1,936,185
6.85%, 10/15/37	1,300	1,656,050
Petrobras International Finance Co.:
5.38%, 1/27/21	2,200	2,476,804
6.75%, 1/27/41	500	633,544
Petroleos Mexicanos:
5.50%, 1/21/21	1,100	1,285,350
4.88%, 1/24/22	2,600	2,934,100
Phillips 66, 4.30%, 4/01/22 (b)	3,700	4,134,450
Plains All American Pipeline LP/PAA Finance Corp.:
8.75%, 5/01/19 (c)	600	816,247
6.70%, 5/15/36	1,000	1,277,719
5.15%, 6/01/42 (c)	700	788,613
TransCanada PipeLines Ltd.:
6.50%, 8/15/18	2,850	3,589,202
3.80%, 10/01/20	4,200	4,686,776
Williams Partners LP:
3.80%, 2/15/15	800	845,910
4.00%, 11/15/21	1,150	1,230,037
3.35%, 8/15/22	3,000	3,050,376

		75,980,385
Paper & Forest Products — 0.1%
International Paper Co., 9.38%, 5/15/19	1,600	2,181,936
Pharmaceuticals — 1.2%
AbbVie, Inc., 2.90%, 11/06/22 (b)	1,925	1,960,382

Corporate Bonds	Par (000)	Value

Pharmaceuticals (concluded)
AstraZeneca Plc:
6.45%, 9/15/37	$2,500	$3,385,852
4.00%, 9/18/42	3,400	3,438,950
Bristol-Myers Squibb Co., 2.00%, 8/01/22	4,600	4,452,584
Eli Lilly & Co., 5.55%, 3/15/37	1,700	2,129,265
GlaxoSmithKline Capital Plc, 2.85%, 5/08/22	4,500	4,673,934
GlaxoSmithKline Capital, Inc.:
5.65%, 5/15/18	1,200	1,461,653
6.38%, 5/15/38	500	690,724
Pfizer, Inc.:
6.20%, 3/15/19	1,500	1,895,964
7.20%, 3/15/39	1,500	2,299,754
Sanofi-Aventis SA, 2.63%, 3/29/16	2,400	2,526,055
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	2,800	2,996,650
Watson Pharmaceuticals, 3.25%, 10/01/22	1,000	1,020,848

		32,932,615
Professional Services — 0.0%
Dun & Bradstreet Corp. (The), 2.88%, 11/15/15 (c)	600	608,657
Real Estate — 0.1%
Simon Property Group LP, 4.75%, 3/15/42 (c)	1,900	2,035,498
Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.:
4.63%, 4/01/15	4,000	4,251,836
4.70%, 3/15/22	4,400	4,868,226
Health Care REIT, Inc., 5.25%, 1/15/22	3,100	3,451,996
Simon Property Group LP, 5.65%, 2/01/20	1,000	1,200,015

		13,772,073
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, 5.40%, 6/01/41	2,700	3,197,286
CSX Corp., 5.75%, 3/15/13	2,600	2,626,795
Norfolk Southern Corp., 5.75%, 1/15/16	1,100	1,251,612
Union Pacific Corp., 6.13%, 2/15/20 (c)	1,300	1,627,972

		8,703,665
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., 3.30%, 10/01/21 (c)	2,100	2,226,760
Software — 0.2%
BMC Software, Inc., 4.25%, 2/15/22 (c)	700	710,771
Microsoft Corp., 2.13%, 11/15/22	2,700	2,673,553
Oracle Corp.:
5.25%, 1/15/16	1,500	1,697,415
5.75%, 4/15/18	550	669,353
5.38%, 7/15/40	800	997,462

		6,748,554
Specialty Retail — 1.4%
Advance Auto Parts, Inc., 4.50%, 1/15/22	3,100	3,236,428
AutoZone, Inc.:
4.00%, 11/15/20	4,700	5,097,000
3.70%, 4/15/22	600	630,781
The Gap, Inc., 5.95%, 4/12/21	3,635	4,158,567
The Home Depot, Inc.:
5.88%, 12/16/36	2,500	3,285,510
5.40%, 9/15/40	2,000	2,507,598
5.95%, 4/01/41	1,300	1,755,352

See Notes to Financial Statements.

24	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Specialty Retail (concluded)
Limited Brands, Inc.:
6.90%, 7/15/17 (c)	$2,167	$2,486,633
8.50%, 6/15/19	4,000	4,880,000
McDonald’s Corp., 3.70%, 2/15/42 (c)	1,800	1,785,974
O’Reilly Automotive, Inc., 4.63%, 9/15/21	5,300	5,803,489
The Sherwin-Williams Co., 3.13%, 12/15/14	3,300	3,453,988

		39,081,320
Textiles, Apparel & Luxury Goods — 0.1%
PVH Corp., 4.50%, 12/15/22	1,600	1,616,000
Tobacco — 0.7%
Altria Group, Inc., 2.85%, 8/09/22	3,400	3,364,398
Lorillard Tobacco Co., 3.50%, 8/04/16	650	687,829
Philip Morris International, Inc.:
4.88%, 5/16/13	2,200	2,235,625
5.65%, 5/16/18	4,300	5,213,260
2.90%, 11/15/21	2,700	2,808,076
6.38%, 5/16/38	1,500	2,042,577
Reynolds American, Inc., 3.25%, 11/01/22	2,300	2,310,338

		18,662,103
Transportation Infrastructure — 0.0%
Canadian Pacific Railway Co., 7.13%, 10/15/31	1,000	1,311,588
Wireless Telecommunication Services — 0.5%
America Movil SAB de CV:
5.00%, 3/30/20	800	930,778
6.13%, 3/30/40	700	920,952
4.38%, 7/16/42	1,700	1,766,521
American Tower Corp.:
4.50%, 1/15/18	2,100	2,302,049
5.05%, 9/01/20	2,300	2,579,337
Crown Castle International Corp., 5.25%, 1/15/23 (b)(c)	3,200	3,424,000
Vodafone Group Plc:
2.88%, 3/16/16	1,800	1,902,244
5.63%, 2/27/17	950	1,114,781

		14,940,662
Total Corporate Bonds — 25.1%		699,901,817

Foreign Agency Obligations
Brazilian Government International Bond, 5.63%, 1/07/41	1,500	1,965,000
Colombia Government International Bond:
4.38%, 7/12/21	2,000	2,303,000
7.38%, 9/18/37	800	1,242,400
Covidien International Finance SA, 3.20%, 6/15/22	5,100	5,339,175
Mexico Government International Bond:
6.05%, 1/11/40	1,300	1,743,300
4.75%, 3/08/44 (c)	5,800	6,554,000
Panama Government International Bond, 6.70%, 1/26/36	1,600	2,272,000
South Africa Government International Bond, 5.50%, 3/09/20	2,000	2,370,000
United Kingdom Gilt Inflation Linked, 1.88%, 11/22/22	10,629	22,201,438
Total Foreign Agency Obligations — 1.6%		45,990,313

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Collateralized Mortgage Obligations — 1.5%
Arkle Master Issuer Plc, 1.71%, 5/17/60 (b)	$8,155		$8,216,309
Banc of America Funding Corp.:
Series 2005-6, Class 1A5, 5.50%, 10/25/35	433		432,697
Series 2005-8, Class 4A27, 5.75%, 1/25/36	419		419,333
Citicorp Mortgage Securities, Inc., Series 2006-1, Class 2A1, 5.00%, 2/25/21	561		587,318
Countrywide Alternative Loan Trust, Series 2006-HY12, Class A1, 5.39%, 8/25/36 (a)	306		310,642
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 1A6, 5.25%, 8/25/35	1,130		1,158,028
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 4A3, 3.62%, 6/19/35 (a)	379		378,969
Greenpoint Mortgage Funding Trust Class A1A (a):
Series 2006-AR4, 0.31%, 9/25/46	—	(d)	8
Series 2006-AR5, 0.29%, 10/25/46	—	(d)	140
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A2, 2.77%, 1/25/36 (a)	1,320		1,305,278
Holmes Master Issuer Plc, 1.74%, 10/15/54 (b)	7,114		7,177,848
HSI Asset Securitization Corp. Trust, Series 2005, Class 2A4, 0.60%, 8/25/35 (a)	717		701,272
MASTR Asset Securitization Trust 2005-2, Series 2005-2, Class 1A1, 5.25%, 11/25/35	433		441,719
Permanent Master Issuer Plc (a)(b):
1.71%, 7/15/42	8,500		8,596,186
Series 2010-1A, Class 1A, 1.49%, 7/15/42	9,776		9,779,187
Puma Finance Ltd., Series G5, Class A1, 0.45%, 2/21/38 (a)(b)	1,215		1,189,920
Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	490		492,243
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-11, Class 1A13, 4.75%, 10/25/18	444		457,251
Series 2005-7, Class A3, 5.25%, 9/25/35	328		331,050

			41,975,398
Commercial Mortgage-Backed Securities — 3.9%
American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 4/15/37 (b)	3,500		3,589,929
Banc of America Commercial Mortgage Trust, Series 2006-5, Class AM, 5.45%, 9/10/47	1,440		1,537,040
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2004-6, Class A3, 4.51%, 12/10/42	248		250,465

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	25

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series 2005-5, Class A4, 5.12%, 10/10/45	$7,890	$8,744,961
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP8, Class A2, 4.83%, 8/15/38	200	200,405
COMM 2004-LNB2 Mortgage Trust, Series 2004-LB2A, Class A4, 4.72%, 3/10/39	13,378	13,847,056
Commercial Mortgage Trust, Series 2007-C9, Class A4, 5.80%, 12/10/49	2,704	3,212,771
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1:
Class A4, 4.75%, 1/15/37	5,916	6,102,995
Class B, 4.86%, 1/15/37	5,522	5,698,969
DBRR Trust, Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)	5,552	5,566,258
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2, 5.42%, 12/10/49	991	989,391
GMAC Commercial Mortgage Securities, Inc., Series 2004-C1 Trust, Series 2004-C1, Class A4, 4.91%, 3/10/38	3,425	3,561,873
Greenwich Capital Commercial Funding Corp.:
Series 2003-C2, Class A4, 4.92%, 1/05/36	14,997	15,278,062
Series 2006-GG7, Class AM, 5.87%, 7/10/38 (a)	3,400	3,825,037
GS Mortgage Securities Corp. II, Series 2007-EOP, Class B, 1.73%, 3/06/20 (b)	1,300	1,302,574
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4, 5.48%, 12/12/44	3,430	3,854,967
LB-UBS Commercial Mortgage Trust:
Series 2006-C6, Class A4, 5.37%, 9/15/39	5,840	6,714,406
Series 2006-C7, Class A2, 5.30%, 11/15/38	3,459	3,547,202
Series 2007-C1, Class AM, 5.46%, 2/15/40	2,450	2,753,200
Series 2007-C2, Class A3, 5.43%, 2/15/40	4,030	4,625,106
Merrill Lynch Mortgage Trust, Series 2004-MKB1, Class A3, 4.89%, 2/12/42	268	268,389
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4, 5.74%, 6/12/50	800	916,483
Morgan Stanley Capital I Trust 2005-IQ9, Series 2005-IQ9, Class A5, 4.70%, 7/15/56	2,100	2,245,797
ORES NPL LLC, Series 2012-LV1, Class A, 4.00%, 9/25/44 (b)	5,848	5,868,797

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class A2, 3.99%, 6/15/35	$2,887	$2,907,178

		107,409,311
Total Non-Agency Mortgage-Backed Securities — 5.4%		149,384,709

Preferred Securities
Capital Trusts
Insurance — 0.1%
Chubb Corp. (The):
6.00%, 5/11/37	800	1,043,924
6.38%, 3/29/67 (a)	2,550	2,779,500
Total Capital Trusts — 0.1%		3,823,424

Preferred Stocks — 0.2%	Shares
Diversified Telecommunication Services — 0.2%
Qwest Corp. 7.38%	196,000	5,254,760
Total Preferred Securities — 0.3%		9,078,184

Taxable Municipal Bonds	Par (000)
Bay Area Toll Authority, 6.26%, 4/01/49	$125	171,233
Brazos Higher Education Authority, Series 2004-I, Class A2, 0.53%, 6/27/22	1,015	1,011,254
Chicago, Illinois Waterworks Revenue, 6.74%, 11/01/40	150	203,657
Massachusetts State Transportation Fund Revenue, 5.73%, 6/01/40	150	196,602
New Jersey State Turnpike Authority Revenue:
7.41%, 1/01/40	700	1,025,619
7.10%, 1/01/41	700	992,635
New York City Transitional Finance Authority Revenue, 5.57%, 11/01/38	450	553,878
Orange County Local Transportation Authority Sales Tax Revenue, 6.91%, 2/15/41	450	630,346
Oregon Department of Transportation, 5.83%, 11/15/34	400	518,692
Port Authority of New York & New Jersey Revenue:
5.65%, 11/01/40	800	959,160
4.46%, 10/01/62	700	686,854
San Diego County Regional Transportation Commission Revenue, 5.91%, 4/01/48	600	792,450
San Francisco City & County Public Utilities Commission Revenue, 6.95%, 11/01/50	900	1,267,515
State of California:
7.55%, 4/01/39	400	573,992
7.63%, 3/01/40	1,150	1,651,503
7.60%, 11/01/40	250	365,488
State of Illinois, 7.35%, 7/01/35 (c)	650	788,586

See Notes to Financial Statements.

26	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Taxable Municipal Bonds	Par (000)	Value

State of Mississippi, 5.25%, 11/01/34	$600	$716,646
University of Missouri System Facilities Revenue, 5.79%, 11/01/41	300	385,974
Total Taxable Municipal Bonds — 0.5%		13,492,084

US Government Sponsored Agency Securities
Agency Obligations — 0.5%
Fannie Mae, 0.00%, 6/01/17 (e)	12,500	11,985,775
Tennessee Valley Authority:
3.50%, 12/15/42	250	248,436
5.88%, 4/01/36	1,125	1,563,101

		13,797,312
Collateralized Mortgage Obligations — 0.7%
Fannie Mae REMICS (a):
Series 2007-54, Class PF, 0.43%, 6/25/37	4,542	4,549,149
Series 2010-35, Class EF, 0.76%, 4/25/40	4,553	4,594,572
Series 2010-89, Class CF, 0.66%, 2/25/38	4,295	4,333,823
Freddie Mac Mortgage-Backed Securities (a):
Series 3667, Class FW, 0.76%, 2/15/38	2,879	2,908,592
Series 3807, Class FN, 0.71%, 2/15/41	2,785	2,815,092

		19,201,228
Mortgage-Backed Securities — 75.1%
Fannie Mae Mortgage-Backed Securities:
2.32%, 8/01/33	2,343	2,490,045
2.34%, 5/01/33 (a)	3,018	3,180,733
2.47%, 2/01/42 (a)	40	42,110
2.50%, 1/01/28—1/01/43 (f)	14,000	14,612,344
2.52%, 1/01/36 (a)	1,481	1,573,422
2.66%, 1/01/35 (a)	1,387	1,471,688
2.77%, 8/01/41 (a)	2,988	3,117,060
2.79%, 1/01/42 (a)	908	952,425
3.00%, 1/01/28—1/01/43 (f)	387,372	406,338,289
3.31%, 9/01/41 (a)	1,655	1,746,209
3.36%, 4/01/40 (a)	419	441,820
3.50%, 2/01/26—1/01/43 (f)	480,214	512,185,519
3.61%, 5/01/40 (a)	2,714	2,873,000
4.00%, 8/01/25—1/01/43 (f)	128,130	137,890,147
4.50%, 10/01/24—1/01/43 (f)	207,923	224,953,455
5.00%, 1/01/18—1/01/43 (f)	204,564	221,875,405
5.50%, 9/01/19—1/01/43 (f)	36,461	39,876,987
6.00%, 11/01/22—1/01/43 (f)	34,307	37,646,295
6.50%, 12/01/30—12/01/32	13,094	15,102,368
Freddie Mac Mortgage-Backed Securities:
2.28%, 10/01/33 (a)	1,399	1,491,940
2.50%, 1/01/28 (f)	8,000	8,348,750
2.66%, 1/01/42 (a)	41	43,290
2.84%, 11/01/36 (a)	1,582	1,656,310
3.00%, 1/01/28—1/01/43 (f)	21,239	22,295,147
3.25%, 8/01/41 (a)	1,969	2,072,031
3.34%, 7/01/41 (a)	1,177	1,242,114
3.37%, 2/01/40 (a)	2,572	2,711,234
3.50%, 12/01/25—1/01/43 (f)	37,661	40,141,221
4.00%, 3/01/26—1/01/43 (f)	39,910	42,593,011
4.50%, 8/01/20—1/01/43 (f)	43,541	46,750,414

US Government Sponsored Agency Securities	Par (000)	Value

Mortgage-Backed Securities (concluded)
4.59%, 4/01/38 (a)	$2,713	$2,888,778
5.00%, 10/01/20—1/01/43 (f)	31,264	33,705,658
5.50%, 12/01/27—8/01/38	18,179	19,699,923
6.00%, 12/01/28—1/01/38	14,312	15,663,352
6.50%, 5/01/21—1/01/36	3,333	3,777,994
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/01/43 (f)	10,000	10,628,438
3.50%, 12/15/40—1/01/43 (f)	53,947	58,662,629
4.00%, 9/15/40—1/01/43 (f)	35,843	39,430,843
4.50%, 3/15/39—1/01/43 (f)	44,864	49,475,182
5.00%, 9/15/39—5/20/41	36,547	40,748,363
5.50%, 6/15/34—11/20/39	11,988	13,192,354
6.00%, 9/20/38—1/01/43 (f)	7,788	8,691,615

		2,094,279,912
Total US Government Sponsored Agency Securities — 76.3%		2,127,278,452

US Treasury Obligations
US Treasury Bonds:
6.38%, 8/15/27 (c)	24,068	36,466,775
6.25%, 5/15/30 (c)	27,228	42,100,986
5.00%, 5/15/37 (c)	23,800	33,580,324
4.38%, 5/15/40 (c)(g)	23,100	30,069,709
3.88%, 8/15/40	15,149	18,207,204
4.25%, 11/15/40	10	12,769
4.38%, 5/15/41	4,931	6,424,166
US Treasury Inflation Indexed Note:
1.88%, 7/15/13 (c)	37,658	38,263,616
2.00%, 7/15/14 (c)	38,656	40,790,972
US Treasury Notes:
1.25%, 2/15/14 (c)	61,000	61,707,722
0.25%, 2/28/14 (c)	68,659	68,696,556
1.75%, 3/31/14 (c)	33,000	33,627,759
0.25%, 6/30/14 (c)	75,000	75,029,325
2.63%, 12/31/14 (c)	48,363	50,645,153
0.38%, 3/15/15	3	3,006
0.88%, 4/30/17 (c)	78,751	79,716,960
2.75%, 12/31/17	1	1,100
1.75%, 5/15/22 (c)	21,422	21,607,772
Total US Treasury Obligations — 22.8%		636,951,874
Total Long-Term Investments (Cost — $ 3,859,631,479) — 142.4%		3,972,316,318

Short-Term Securities	Shares
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (h)(i)(j)	598,803,477	598,803,477
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (h)(i)(j)	116,380,753	116,380,753
Total Short-Term Securities (Cost — $ 715,184,230) — 25.6%		715,184,230
Options Purchased
(Cost — $ 1,905,994) — 0.1%		1,482,188
Total Investments Before TBA Sale Commitments (Cost — $ 4,576,721,703*) — 168.1%		4,688,982,736

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	27

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

TBA Sale Commitments (f)	Par (000)	Value

Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/28—1/01/43	$102,300	$(107,282,297)
3.50%, 1/01/43	212,000	(226,045,000)
4.00%, 1/01/28—1/01/43	126,400	(135,479,375)
4.50%, 1/01/43	19,800	(21,390,188)
5.00%, 1/01/28—1/01/43	185,700	(201,136,313)
5.50%, 1/01/43	27,400	(29,728,157)
6.00%, 1/01/43	12,800	(13,980,000)
Freddie Mac Mortgage-Backed Securities:
3.50%, 1/01/43	8,000	(8,508,750)
4.00%, 1/01/43	3,400	(3,629,500)

TBA Sale Commitments (f)	Par (000)	Value

Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/01/43	$17,200	$(18,688,875)
4.00%, 1/01/43	3,500	(3,813,359)
5.00%, 1/01/43	8,000	(8,726,250)
Total TBA Sale Commitments (Proceeds — $ 778,932,704) — (27.9)%		(778,408,064)
Total Investments, Net of TBA Sale Commitments — 140.2%		3,910,574,672
Liabilities in Excess of Other Assets — (40.2)%		(1,120,934,290)

Net Assets —100.0%		$2,789,640,382

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$4,577,298,234

Gross unrealized appreciation	$123,557,277
Gross unrealized depreciation	(11,872,775)

Net unrealized appreciation	$111,684,502

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of security, is on loan.

(d)	Amount is less than $500.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	$43,892,289	$79,847
Barclays Plc	$44,738,732	$2,530
BNP Paribas SA	$(2,208,547)	$(10,113)
Citigroup, Inc.	$6,583,797	$91
Credit Suisse Group AG	$33,334,812	$112,808
Deutsche Bank AG	$(22,359,953)	$165,052
Goldman Sachs Group, Inc.	$220,074,768	$195,723
Jefferies Group, Inc.	$(854,000)	$(1,250)
JPMorgan Chase & Co.	$138,526,297	$227,307
Morgan Stanley	$17,183,914	$52,984
Nomura Trust and Banking Co., Ltd.	$(6,968,203)	$3,359
R.B.C. Dominion Securities	$(3,827,109)	$(4,609)
Royal Bank of Scotland Group Plc	$151,725,375	$593,140
UBS AG	$(32,185,250)	$(83,244)
Wells Fargo & Co.	$31,582,063	$46,305

(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(h)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	559,553,070	39,250,407	598,803,477	$1,274,787
BlackRock Cash Funds:
Prime, SL Agency Shares	36,989,307	79,391,446	116,380,753	$46,128

See Notes to Financial Statements.

28	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

(i)	Represents the current yield as of report date.

(j)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
1,463	2-Year US Treasury Note	Chicago Mercantile	March 2013	USD	322,545,781	$85,908
2,209	5-Year US Treasury Note	Chicago Mercantile	March 2013	USD	274,830,665	216,496
63	10-Year Canada Bond Future	Chicago Mercantile	March 2013	USD	8,584,518	(20,929)
5	10-Year Japan Bond	Tokyo Stock Exchange	March 2013	USD	8,290,529	5,102
581	10-Year US Treasury Note	Chicago Mercantile	March 2013	USD	77,145,906	38,621
(147)	30-Year US Treasury Bond	Chicago Mercantile	March 2013	USD	21,682,500	(115,934)
375	Euro-Bund Future	Eurex	March 2013	USD	72,089,113	487,552
(472)	UK Long Gilt Bond	NYSE Liffe	March 2013	USD	91,180,764	(431,196)
(30)	Ultra Long-Term US Treasury Bond	Chicago Mercantile	March 2013	USD	4,877,813	118,082
Total						$383,702

• Foreign currency exchange contracts as of December 31, 2012 were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	520,000	USD	248,507	BNP Paribas SA	1/03/13	$5,462
BRL	11,220,000	USD	5,340,237	Citigroup, Inc.	1/03/13	139,616
BRL	730,000	USD	351,299	Deutsche Bank AG	1/03/13	5,233
BRL	42,914,000	USD	20,811,794	UBS AG	1/03/13	147,425
USD	254,465	BRL	520,000	BNP Paribas SA	1/03/13	497
USD	5,490,580	BRL	11,220,000	Citigroup, Inc.	1/03/13	10,726
USD	357,230	BRL	730,000	Deutsche Bank AG	1/03/13	698
USD	20,733,705	BRL	42,914,000	UBS AG	1/03/13	(225,513)
BRL	3,690,000	USD	1,769,784	Citigroup, Inc.	2/04/13	24,832
BRL	1,820,000	USD	871,022	UBS AG	2/04/13	14,128
USD	6,042,830	BRL	12,712,000	UBS AG	2/04/13	(139,598)
USD	21,813,102	GBP	13,409,279	Citigroup, Inc.	2/27/13	33,929
CZK	59,790,000	USD	3,099,137	Bank of America Corp.	3/04/13	48,153
CZK	81,100,000	USD	4,197,777	BNP Paribas SA	3/04/13	71,251
CZK	37,160,000	USD	1,917,138	Citigroup, Inc.	3/04/13	38,929
CZK	32,350,000	USD	1,665,639	Deutsche Bank AG	3/04/13	37,235
CZK	32,120,000	USD	1,658,406	HSBC Holdings Plc	3/04/13	32,361
CZK	36,050,000	USD	1,863,686	JPMorgan Chase & Co.	3/04/13	33,953
CZK	8,430,000	USD	444,236	State Street Corp.	3/04/13	(489)
CZK	5,890,000	USD	304,201	UBS AG	3/04/13	5,843
HUF	302,900,000	USD	1,372,327	Deutsche Bank AG	3/04/13	(9,421)
ILS	1,000,000	USD	261,906	BNP Paribas SA	3/04/13	5,263
ILS	13,830,000	USD	3,598,892	Citigroup, Inc.	3/04/13	96,055
ILS	8,915,000	USD	2,308,120	Deutsche Bank AG	3/04/13	73,691
ILS	11,770,000	USD	3,038,352	UBS AG	3/04/13	106,226
INR	53,200,000	USD	961,678	BNP Paribas SA	3/04/13	(1,822)
INR	35,100,000	USD	636,100	Citigroup, Inc.	3/04/13	(2,812)
INR	77,700,000	USD	1,406,867	Deutsche Bank AG	3/04/13	(4,972)
INR	10,700,000	USD	194,016	Goldman Sachs Group, Inc.	3/04/13	(963)
INR	62,200,000	USD	1,121,327	HSBC Holdings Plc	3/04/13	910
INR	41,700,000	USD	750,000	JPMorgan Chase & Co.	3/04/13	2,368
INR	131,300,000	USD	2,382,111	UBS AG	3/04/13	(13,144)
KRW	305,400,000	USD	282,386	Deutsche Bank AG	3/04/13	1,846
KRW	409,500,000	USD	376,933	Goldman Sachs Group, Inc.	3/04/13	4,183
KRW	1,510,600,000	USD	1,398,747	HSBC Holdings Plc	3/04/13	7,149
KRW	2,545,700,000	USD	2,336,469	JPMorgan Chase & Co.	3/04/13	32,781

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	29

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

• Foreign currency exchange contracts as of December 31, 2012 were as follows (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	102,450,000	USD	7,844,827	Citigroup, Inc.	3/04/13	$37,428
MXN	10,160,000	USD	778,703	Credit Suisse Group AG	3/04/13	2,982
MXN	25,360,000	USD	1,942,997	Deutsche Bank AG	3/04/13	8,140
MXN	23,690,000	USD	1,814,865	JPMorgan Chase & Co.	3/04/13	7,786
MXN	7,880,000	USD	603,896	UBS AG	3/04/13	2,372
PLN	40,511,500	USD	12,709,690	Citigroup, Inc.	3/04/13	298,531
PLN	8,950,000	USD	2,797,222	HSBC Holdings Plc	3/04/13	76,618
PLN	7,320,000	USD	2,293,410	JPMorgan Chase & Co.	3/04/13	57,038
RUB	204,100,000	USD	6,533,278	Citigroup, Inc.	3/04/13	79,711
RUB	223,400,000	USD	7,104,035	Credit Suisse Group AG	3/04/13	134,289
RUB	41,700,000	USD	1,343,211	Goldman Sachs Group, Inc.	3/04/13	7,899
RUB	37,100,000	USD	1,195,592	UBS AG	3/04/13	6,475
SGD	460,000	USD	376,746	Deutsche Bank AG	3/04/13	(203)
SGD	4,330,000	USD	3,546,942	Goldman Sachs Group, Inc.	3/04/13	(2,526)
SGD	4,430,000	USD	3,631,008	HSBC Holdings Plc	3/04/13	(4,735)
SGD	3,370,000	USD	2,767,690	JPMorgan Chase & Co.	3/04/13	(9,103)
SGD	17,910,000	USD	14,655,582	State Street Corp.	3/04/13	5,039
SGD	290,000	USD	237,846	UBS AG	3/04/13	(460)
TRY	21,017,760	USD	11,593,447	HSBC Holdings Plc	3/04/13	93,865
USD	5,359,803	CZK	104,350,000	Deutsche Bank AG	3/04/13	(133,083)
USD	1,818,182	CZK	35,540,000	JPMorgan Chase & Co.	3/04/13	(52,610)
USD	6,392	HUF	1,400,000	BNP Paribas SA	3/04/13	93
USD	2,280,124	HUF	498,800,000	Deutsche Bank AG	3/04/13	35,761
USD	7,302,290	HUF	1,597,595,000	UBS AG	3/04/13	113,872
USD	562,005	ILS	2,130,000	BNP Paribas SA	3/04/13	(7,065)
USD	7,384,965	ILS	28,390,000	Citigroup, Inc.	3/04/13	(199,961)
USD	1,070,385	ILS	4,030,000	Deutsche Bank AG	3/04/13	(6,306)
USD	1,005,318	ILS	3,800,000	JPMorgan Chase & Co.	3/04/13	(9,924)
USD	4,817,747	INR	271,000,000	Citigroup, Inc.	3/04/13	(71,743)
USD	588,977	INR	32,700,000	Deutsche Bank AG	3/04/13	(1,010)
USD	1,577,998	KRW	1,725,000,000	Citigroup, Inc.	3/04/13	(27,437)
USD	1,310,742	KRW	1,420,500,000	Deutsche Bank AG	3/04/13	(11,299)
USD	891,657	KRW	969,900,000	HSBC Holdings Plc	3/04/13	(11,016)
USD	4,693,671	KRW	5,119,600,000	Royal Bank of Scotland Group Plc	3/04/13	(71,075)
USD	271,462	KRW	292,500,000	UBS AG	3/04/13	(764)
USD	2,994,648	MXN	38,450,000	Citigroup, Inc.	3/04/13	36,398
USD	1,191,986	MXN	15,280,000	HSBC Holdings Plc	3/04/13	16,380
USD	1,579,274	PLN	5,090,000	Bank of America Corp.	3/04/13	(55,122)
USD	6,903,900	PLN	22,030,000	BNP Paribas SA	3/04/13	(169,921)
USD	1,772,756	PLN	5,610,000	Citigroup, Inc.	3/04/13	(28,612)
USD	2,896,046	PLN	9,130,000	Deutsche Bank AG	3/04/13	(35,592)
USD	1,808,367	PLN	5,810,000	HSBC Holdings Plc	3/04/13	(57,221)
USD	1,947,548	PLN	6,180,000	JPMorgan Chase & Co.	3/04/13	(36,846)
USD	556,040	PLN	1,720,000	State Street Corp.	3/04/13	3,749
USD	1,487,645	PLN	4,720,000	UBS AG	3/04/13	(27,944)
USD	1,955,719	RUB	61,300,000	Credit Suisse Group AG	3/04/13	(30,446)
USD	747,365	RUB	23,400,000	HSBC Holdings Plc	3/04/13	(10,812)
USD	5,670,269	RUB	179,400,000	Royal Bank of Scotland Group Plc	3/04/13	(142,423)
USD	581,098	RUB	18,200,000	UBS AG	3/04/13	(8,595)
USD	9,101,941	SGD	11,115,000	Citigroup, Inc.	3/04/13	3,515
USD	3,758,040	SGD	4,590,000	Deutsche Bank AG	3/04/13	796
USD	7,450,168	SGD	9,105,000	HSBC Holdings Plc	3/04/13	(2,928)
USD	5,332,373	SGD	6,520,000	JPMorgan Chase & Co.	3/04/13	(4,715)
USD	1,857,782	TRY	3,340,000	Citigroup, Inc.	3/04/13	514
USD	7,145,970	TRY	12,950,000	Credit Suisse Group AG	3/04/13	(55,115)
USD	608,306	TRY	1,100,000	Deutsche Bank AG	3/04/13	(3,369)
USD	606,904	TRY	1,090,000	Goldman Sachs Group, Inc.	3/04/13	790
USD	2,817,139	TRY	5,090,000	HSBC Holdings Plc	3/04/13	(13,249)
USD	2,302,076	TRY	4,160,000	JPMorgan Chase & Co.	3/04/13	(11,169)
USD	962,310	TRY	1,740,000	Royal Bank of Canada	3/04/13	(5,249)

See Notes to Financial Statements.

30	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

• Foreign currency exchange contracts as of December 31, 2012 were as follows (concluded)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	775,080	ZAR	6,910,000	BNP Paribas SA	3/04/13	$(33,294)
USD	1,281,193	ZAR	11,480,000	Citigroup, Inc.	3/04/13	(61,811)
USD	236,098	ZAR	2,110,000	Deutsche Bank AG	3/04/13	(10,744)
USD	161,156	ZAR	1,430,000	UBS AG	3/04/13	(6,134)
ZAR	14,370,000	USD	1,640,284	Bank of America Corp.	3/04/13	40,811
ZAR	9,175,000	USD	1,049,220	BNP Paribas SA	3/04/13	24,131
ZAR	36,255,000	USD	4,113,182	Citibank NA	3/04/13	128,161
ZAR	2,010,000	USD	224,466	HSBC Holdings Plc	3/04/13	10,676
ZAR	1,910,000	USD	215,834	UBS AG	3/04/13	7,610
AUD	893,000	USD	922,112	UBS AG	3/15/13	385
CAD	1,645,000	USD	1,667,620	HSBC Holdings Plc	3/15/13	(16,352)
CAD	1,696,000	USD	1,719,715	State Street Corp.	3/15/13	(17,253)
CAD	1,645,000	USD	1,667,373	UBS AG	3/15/13	(16,105)
EUR	1,376,000	USD	1,815,186	HSBC Holdings Plc	3/15/13	2,212
EUR	1,417,000	USD	1,869,151	State Street Corp.	3/15/13	2,400
EUR	1,375,500	USD	1,814,549	UBS AG	3/15/13	2,189
EUR	1,588,000	USD	2,108,991	Westpac Banking Corp.	3/15/13	(11,586)
GBP	112,000	USD	181,500	HSBC Holdings Plc	3/15/13	398
GBP	115,000	USD	186,399	State Street Corp.	3/15/13	371
GBP	112,000	USD	181,548	UBS AG	3/15/13	350
JPY	247,800,000	USD	2,933,016	BNP Paribas SA	3/15/13	(71,192)
JPY	361,727,000	USD	4,314,385	HSBC Holdings Plc	3/15/13	(136,826)
JPY	104,100,000	USD	1,214,188	JPMorgan Chase & Co.	3/15/13	(11,945)
JPY	140,046,000	USD	1,670,938	State Street Corp.	3/15/13	(53,557)
JPY	135,927,000	USD	1,621,178	UBS AG	3/15/13	(51,366)
NOK	20,745,000	USD	3,690,631	HSBC Holdings Plc	3/15/13	32,260
NOK	21,374,000	USD	3,802,716	State Street Corp.	3/15/13	33,055
NOK	20,745,000	USD	3,689,637	UBS AG	3/15/13	33,253
NZD	1,939,000	USD	1,622,646	HSBC Holdings Plc	3/15/13	(27,513)
NZD	1,998,000	USD	1,672,246	State Street Corp.	3/15/13	(28,576)
NZD	1,938,000	USD	1,621,922	UBS AG	3/15/13	(27,611)
SEK	31,113,000	USD	4,683,550	HSBC Holdings Plc	3/15/13	92,973
SEK	32,057,000	USD	4,827,207	State Street Corp.	3/15/13	94,241
SEK	31,113,000	USD	4,683,217	UBS AG	3/15/13	93,306
USD	4,091,872	AUD	3,911,000	HSBC Holdings Plc	3/15/13	51,688
USD	4,217,477	AUD	4,029,000	State Street Corp.	3/15/13	55,395
USD	4,092,537	AUD	3,911,000	UBS AG	3/15/13	52,353
USD	457,004	AUD	437,000	Westpac Banking Corp.	3/15/13	5,570
USD	903,252	CAD	891,000	HSBC Holdings Plc	3/15/13	8,857
USD	414,165	CAD	409,000	Royal Bank of Canada	3/15/13	3,607
USD	931,850	CAD	919,000	State Street Corp.	3/15/13	9,349
USD	903,118	CAD	891,000	UBS AG	3/15/13	8,723
USD	10,618,050	EUR	7,997,000	BNP Paribas SA	3/15/13	55,742
USD	2,911,421	EUR	2,207,000	HSBC Holdings Plc	3/15/13	(3,548)
USD	3,000,930	EUR	2,275,000	State Street Corp.	3/15/13	(3,853)
USD	2,911,457	EUR	2,207,000	UBS AG	3/15/13	(3,513)
USD	5,810,716	GBP	3,578,000	HSBC Holdings Plc	3/15/13	(279)
USD	1,641,073	GBP	1,010,000	JPMorgan Chase & Co.	3/15/13	742
USD	2,019,592	GBP	1,246,000	State Street Corp.	3/15/13	(4,025)
USD	1,958,123	GBP	1,208,000	UBS AG	3/15/13	(3,778)
USD	3,585,443	JPY	301,032,000	HSBC Holdings Plc	3/15/13	108,846
USD	4,308,560	JPY	369,400,000	JPMorgan Chase & Co.	3/15/13	42,386
USD	2,679,018	JPY	224,536,000	State Street Corp.	3/15/13	85,868
USD	2,599,237	JPY	217,932,000	UBS AG	3/15/13	82,356
USD	3,432,192	NOK	19,193,000	JPMorgan Chase & Co.	3/15/13	(12,177)
USD	1,005,544	NZD	1,219,400	BNP Paribas SA	3/15/13	2,395
USD	924,234	NZD	1,125,600	HSBC Holdings Plc	3/15/13	(1,750)
USD	4,347,705	SEK	28,442,000	HSBC Holdings Plc	3/15/13	(18,761)
USD	4,518,176	SEK	29,472,000	JPMorgan Chase & Co.	3/15/13	(6,418)
Total						$825,094

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	31

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

•	Exchange-Traded options purchased as of December 31, 2012 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
10-Year /US Treasury Note Future	Call	USD	134.5	2/22/13	1,530	$334,688
10-Year /US Treasury Note Future	Put	USD	132.5	2/22/13	1,530	1,147,500

Total						$1,482,188

•	Credit default swaps — sold protection outstanding as of December 31, 2012 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
General Electric Capital Corp.	3.25%	Deutsche Bank AG	12/20/13	AA+	USD	4,000	$53,239
Dow Jones CDX North America Investment Grade Index Series 19, Version 1	1.00%	Deutsche Bank AG	12/20/17	BBB+	USD	144,000	546,921
iTraxx — Europe Sub Financial Index Series 18, Version 1	5.00%	BNP Paribas SA	12/20/17	CCC-	EUR	33,700	424,819
iTraxx — Europe Sub Financial Index Series 18, Version 1	5.00%	BNP Paribas SA	12/20/17	CCC-	EUR	12,300	419,126
iTraxx — Europe Sub Financial Index Series 18, Version 1	5.00%	Deutsche Bank AG	12/20/17	CCC-	EUR	6,400	132,151
Total							$1,576,256

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of agreement.

•	Interest rate swaps outstanding as of December 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation
0.37%[1]	3-month LIBOR	Deutsche Bank AG	11/13/14	USD	135,800	$30,500
1.22%[1]	3-month LIBOR	Royal Bank of Scotland Group Plc	11/15/19	USD	118,430	735,741
1.80%[2]	6-month LIBOR	Deutsche Bank AG	3/07/22	GBP	28,350	124,665
Total						$890,906

[1]	Master Portfolio pays the fixed rate and receives the floating rate.

[2]	Master Portfolio pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative and financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

32	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Schedule of Investments (concluded)	CoreAlpha Bond Master Portfolio

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$290,238,885	—	$290,238,885
Corporate Bonds	—	699,901,817	—	699,901,817
Foreign Agency Obligations	—	45,990,313	—	45,990,313
Non-Agency Mortgage- Backed Securities	—	149,384,709	—	149,384,709
Preferred Securities	$5,254,760	3,823,424	—	9,078,184
Taxable Municipal Bonds	—	13,492,084	—	13,492,084
US Government Sponsored Agency Securities	—	2,127,278,452	—	2,127,278,452
US Treasury Obligations	—	636,951,874	—	636,951,874
Short-Term Securities	715,184,230	—	—	715,184,230
Options Purchased:
Interest Rate Contracts	1,482,188	—	—	1,482,188
Liabilities:
TBA Sale Commitments	—	(778,408,064)	—	(778,408,064)

Total	$721,921,178	$3,188,653,494	—	$3,910,574,672

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,576,256	—	$1,576,256
Foreign currency transactions	—	3,254,420	—	3,254,420
Interest rate contracts	$951,761	890,906	—	1,842,667
Liabilities:
Foreign currency transactions	—	(2,429,326)	—	(2,429,326)
Interest rate contracts	(568,059)	—	—	(568,059)

Total	$383,702	$3,292,256	—	$3,675,958

[1]

Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s assets and liabilities are held at carrying amount which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$3,778,066	—	—	$3,778,066
Liabilities:
Collateral on securities loaned at value	—	$(540,927,421)	—	(540,927,421)
Cash due to broker for swaps	—	(1,690,000)	—	(1,690,000)

Total:	$3,778,066	$(542,617,421)	—	$(538,839,355)

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	33

Statement of Assets and Liabilities	CoreAlpha Bond Master Portfolio

December 31, 2012

Assets
Investments at value — unaffiliated (including securities loaned of $515,428,759) (cost — $3,861,537,473)	$3,973,798,506
Investments at value — affiliated (cost — $715,184,230)	715,184,230
Foreign currency at value (cost — $3,775,510)	3,778,066
TBA sale commitments receivable	778,932,704
Contributions receivable from investors	21,380,886
Investments sold receivable	210,761
Unrealized appreciation on swaps	2,467,162
Unrealized appreciation on foreign currency exchange contracts	3,254,420
Swap premiums paid	65,210
Securities lending income receivable	30,632
Interest receivable	15,304,437
Variation margin receivable	170,584

Total assets	5,514,577,598

Liabilities
Collateral on securities loaned at value	540,927,421
Investments purchased payable	1,400,197,633
TBA sale commitments at value (proceeds — $778,932,704)	778,408,064
Swap premiums received	666,475
Cash due to broker for swaps	1,690,000
Investment advisory fees payable	567,055
Professional fees payable	31,472
Trustees’ fees payable	19,770
Unrealized depreciation on foreign currency exchange contracts	2,429,326

Total liabilities	2,724,937,216

Net Assets	$2,789,640,382

Net Assets Consist of
Investors’ capital	$2,673,701,340
Net unrealized appreciation/depreciation	115,939,042

Net Assets	$2,789,640,382

See Notes to Financial Statements.

34	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Statement of Operations	CoreAlpha Bond Master Portfolio

Year Ended December 31, 2012

Investment Income
Interest	$65,548,296
Income — affiliated	1,106,514
Dividends	361,353
Securities lending — affiliated — net	214,401

Total income	67,230,564

Expenses
Investment advisory	6,297,456
Independent Trustees	71,318
Professional	53,871

Total expenses	6,422,645
Less fees waived by advisor	(125,189)

Total expenses after fees waived	6,297,456

Net investment income	60,933,108

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	53,111,699
Financial futures contracts	(11,562,063)
Swaps	8,154,669
Foreign currency transactions	(379,321)

49,324,984

Net change in unrealized appreciation/depreciation on:
Investments	9,093,932
Financial futures contracts	(903,523)
Swaps	4,132,596
Foreign currency translations	965,572

13,288,577

Total realized and unrealized gain	62,613,561

Net Increase in Net Assets Resulting from Operations	$123,546,669

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	35

Statements of Changes in Net Assets	CoreAlpha Bond Master Portfolio

Increase in Net Assets:	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations
Net investment income	$60,933,108	$73,808,502
Net realized gain	49,324,984	68,066,011
Net change in unrealized appreciation/depreciation	13,288,577	46,053,042

Net increase in net assets resulting from operations	123,546,669	187,927,555

Capital Transactions
Proceeds from contributions	4,690,973,134	709,072,896
Value of withdrawals	(4,387,331,971)	(685,111,132)

Net increase in net assets derived from capital transactions	303,641,163	23,961,764

Net Assets
Total increase in net assets	427,187,832	211,889,319
Beginning of year	2,362,452,550	2,150,563,231

End of year	$2,789,640,382	$2,362,452,550

See Notes to Financial Statements.

36	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Financial Highlights	CoreAlpha Bond Master Portfolio

	Year Ended December 31,
	2012	2011		2010		2009		2008

Total Investment Return
Total investment return	4.95%	8.38%		6.56%		11.67%		3.62%

Ratios to Average Net Assets
Total expenses	0.25%	0.27%		0.36%		0.35%		0.36%

Total expenses after fees waived	0.24%	0.26%		0.35%		0.35%		0.36%

Net investment income	2.36%	3.22%		3.19%		4.33%		4.47%

Supplemental Data
Net assets, end of year (000)	$2,789,640	$2,362,453		$2,150,563		$1,633,960		$1,115,903

Portfolio turnover[1]	2,128%	1,646%	[2]	621%	[3]	278%	[4]	351%

[1]	Portfolio turnover rates include TBA transactions, if any.

[2]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.

[3]	Excluding TBA transactions, the portfolio turnover rate would have been 170%.

[4]	Excluding TBA transactions, the portfolio turnover rate would have been 199%.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	37

Notes to Financial Statements	CoreAlpha Bond Master Portfolio

1. Organization and Significant Accounting Policies:

CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data

38	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the

Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	39

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Master Portfolio may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, and swaps), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

40	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”) BlackRock’s indemnity allows for full replacement of securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk, foreign currency exchange rate risk or other risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Master Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not give rise to counterparty credit risk, as options written obligate the Master Portfolio to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	41

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

The Master Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Master Portfolio and each of its respective counterparties. An ISDA Master Agreement allows the Master Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to a Master Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security at a price different from the current market value.

42	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

Swaps: The Master Portfolio enters into swap agreements, in which the Master Portfolio and a counterparty agree either to make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Master Portfolio faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Master Portfolio has no credit exposure to the counterparty as the CCP stands between the Master Portfolio and the counterparty. These payments received or made by the Master Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Statement of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Portfolio will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	43

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Investments at value — unaffiliated[2];	$3,324,855
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	3,254,420
Credit contracts	Unrealized appreciation on swaps[1], Swap premiums paid	1,641,466

Total		$8,220,741

	Liabilities Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1];	$568,059
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	2,429,326
Credit contracts	Swap premiums received	666,475

Total		$3,663,860

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and/or centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
	Net Realized Gain (Loss) From
	Financial Futures Contracts	Swaps	Foreign Currency Transactions
Interest rate contracts	$(11,562,063)	$(3,087,954)	—
Foreign currency exchange contracts	—	—	$(379,321)
Credit contracts	—	11,070,358	—
Other contracts	—	172,265	—

Total	$(11,562,063)	$8,154,669	$(379,321)

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Foreign Currency Translations	Options[3]
Interest rate contracts	$(903,523)	$2,346,543	—	$(423,806)
Foreign currency exchange contracts	—	—	$965,572	—
Credit contracts	—	1,786,053	—	—

Total	$(903,523)	$4,132,596	$965,572	$(423,806)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	6,778
Average number of contracts sold	587
Average notional value of contracts purchased	$2,423,151,925
Average notional value of contracts sold	$99,449,302
Options:
Average number of option contracts purchased	765
Average notional value of option contracts purchased	$7,650,000
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	94
Average number of contracts — US dollars sold	93
Average US dollar amounts purchased	$413,872,835
Average US dollar amounts sold	$428,821,379
Credit default swaps:
Average number of contracts — sell protection	5
Average notional value — sell protection	$192,162,500
Interest rate swaps:
Average number of contracts — pays fixed rate	3
Average number of contracts — receives fixed rate	1
Average notional value — pays fixed rate	$1,245,715,000
Average notional value — receives fixed rate	$28,125,000
Total return swaps:
Average number of contracts	1
Average notional value	$7,779,750

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the management of the Master Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

44	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

Effective December 28, 2012, BlackRock Advisors, LLC (“BAL”) replaced BFA as the Master Portfolio’s investment advisor pursuant to the same terms.

Effective December 28, 2012, BAL entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BFA, both affiliates of BAL. BAL pays BIL and BFA, for services they provide with respect to the Master Portfolio, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to BAL.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL and BFA have contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BAL or BFA, as applicable, by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2013. The amount of the waiver, if any, is shown as fees waived in the Statement of Operations.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BAL, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending – affiliated – net in the Statement of Operations. For the year ended December 31, 2012, BTC received $115,323 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2012, were $49,373,200,818 and $48,652,433,759, respectively.

Purchases and sales of US government securities for the Master Portfolio for the year ended December 31, 2012, were $4,375,309,555 and $3,843,701,300, respectively.

5. Borrowings:

MIP on behalf of, the Master Portfolio, along with certain other funds managed by BAL and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2012. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2012.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	45

Notes to Financial Statements (concluded)	CoreAlpha Bond Master Portfolio

its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm	CoreAlpha Bond Master Portfolio

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CoreAlpha Bond Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on November 29-30, 2012 to consider the approval of the proposed transfer to BlackRock Advisors, LLC (“BAL”) of the obligations of BlackRock Fund Advisors (“BFA”), the Master Fund’s investment advisor, under the investment advisory agreement between the Master Fund and BFA (the “Prior Advisory Agreement”) on behalf of CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of the Master Fund. The transfer, which was proposed in light of certain rule amendments recently adopted by the Commodity Futures Trading Commission, required the approval of a new investment advisory agreement (the “Advisory Agreement”) between the Master Fund and BAL that is substantially similar to the Prior Advisory Agreement. The Board of the Master Fund also considered the approval of the proposed sub-advisory agreement (the “BFA Sub-Advisory Agreement”) between BAL and BFA providing that BFA would become a sub-advisor with respect to the Master Portfolio, as well as the approval of a new sub-advisory agreement between BAL and BlackRock International Limited (“BIL”) with respect to the Master Portfolio (the “BIL Sub-Advisory Agreement”, and together with the BFA Sub-Advisory Agreement, the “Sub-Advisory Agreements”), to replace the existing sub-advisory agreement between BFA and BIL (the “Prior Sub-Advisory Agreement”). BlackRock CoreAlpha Bond Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the transfer of the Advisory Agreement to BAL and the approval of the Sub-Advisory Agreements. For simplicity, the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

As previously disclosed to the interestholders of the Master Portfolio and the shareholders of the Portfolio, the Board of the Master Fund and the Fund met in person on April 17, 2012 and May 15-16, 2012, pursuant to requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), to consider the annual renewal of the Prior Advisory Agreement with BFA and the Prior Sub-Advisory Agreement. As reported in the Semi-Annual Report of the Master Fund for the period ended June 30, 2012, after full review and discussion of all relevant factors, the Board of the Master Fund at the May 15-16, 2012 meeting approved the continuation of the Prior Advisory Agreement with BFA and the Prior Sub-Advisory Agreement. The Board of the Fund also considered the continuation of the Prior Advisory Agreement with BFA and the Prior Sub-Advisory Agreement and found the Prior Advisory Agreement and the Prior Sub-Advisory Agreement to be satisfactory.

At the November 29-30, 2012 meeting, the Board noted that the factors considered in connection with the May 2012 approval of the Prior Advisory Agreement and the Prior Sub-Advisory Agreement would not be materially affected by the transfer of the Prior Advisory Agreement from BFA to BAL or the Prior Sub-Advisory Agreement from BFA to BAL. The Board was informed that the Master Portfolio would be charged the same advisory fee, the contractual independent expense reimbursement agreement currently in effect would continue and the portfolio management team that advised the Master Portfolio under BFA would continue to advise the Master Portfolio under BAL. The Board further noted that the sub-advisory services to be provided under the BFA Sub-Advisory Agreement would be provided by BFA, presently the Master Portfolio’s investment adviser. In addition, the Board noted that the BIL Sub-Advisory Agreement was substantially similar to the Prior Sub-Advisory Agreement with BIL. Finally, the Board was advised by counsel that the proposed transaction would not constitute an “assignment” of the Prior Advisory Agreement or the Prior Sub-Advisory Agreement, within the meaning of the 1940 Act, that would require a shareholder vote.

Following further discussion, all Board Members of the Master Fund present at the November 29-30, 2012 meeting, including all the Independent Board Members, approved the Advisory Agreement and the transfer to BAL of the obligations under the Prior Advisory Agreement between BFA and the Master Fund, with respect to the Master Portfolio. The Board of the Master Fund also approved the Sub-Advisory Agreement between BAL and BFA, the Sub-Advisory Agreement between BAL and BIL and the transfer to BAL of the obligations of BFA under the Prior Sub-Advisory Agreement between BFA and BIL. The approvals of the new agreements are effective through June 30, 2013. All Board Members of the Fund present at the November 29-30, 2012 meeting, including all the Independent Board Members, also considered the approval of the Advisory Agreement and the Sub-Advisory Agreements, as well as the transfer of the obligations under the Prior Advisory Agreement and the Prior Sub-Advisory Agreement, and found the new arrangements to be satisfactory.

48	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	49

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

50	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock Fund Advisors San Francisco, CA 94105 BlackRock International Limited Edinburgh, EH3 8JB United Kingdom	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Legal Counsel Sidley Austin LLP New York, NY 10019 Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	51

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s/Master Portfolio’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s/Master Portfolio’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund’s/Master Portfolio’s will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund’s/Master Portfolio’s at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and

(iv) from visits to our websites. BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012	53

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

54	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

# CAB-12/12-AR

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Bond Index Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6—and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2012	BlackRock Bond Index Fund

Investment Objective

BlackRock Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays US Aggregate Bond Index.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2012, the Fund’s Institutional, Investor A and Class K Shares returned 3.91%, 3.66% and 3.94%, respectively, while the benchmark Barclays US Aggregate Bond Index (the “Index”) returned 4.21%. The Index is comprised of US government securities and investment-grade corporate bonds, as well as mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”).

•

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses. The Fund invests all of its assets in Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Risk asset markets in the United States rallied in early 2012 amid reduced systemic risk levels stemming from the eurozone’s sovereign debt crisis and better economic data in the United States. Global central bank stimulus was vital to calming financial markets. In addition to improving liquidity conditions, the European Central Bank’s (“ECB”) long-term refinancing operation program appeared to begin rebuilding confidence in eurozone banks by reducing the rollover risk of wholesale funding. Beyond Europe, massive global central bank liquidity infusions and broadly accommodative policies intended to mitigate shock risks and stimulate economic growth helped drive risk asset rallies globally.

•

In sharp contrast with the first quarter, a broad range of economic indicators markedly deteriorated in the second quarter. At the same time, the eurozone’s debt troubles resurfaced in the headlines and the US election and debt ceiling debate added to concerns. Risk assets globally sold off as investors flocked to safe-haven investments, pushing US Treasury yields to record lows. However, as the outlook for the global economy worsened, investors grew more optimistic that the world’s largest central banks would enact policies to stimulate growth. The anticipation of central bank stimulus drove risk markets higher over the summer. Risk sentiment became even more positive later in July when members of the ECB, including President Draghi, made strong commitments to do “whatever it takes” to preserve the euro. That stated commitment spurred a sell-off in Treasuries and a further rally of peripheral yields as investors anticipated greater ECB intervention to reduce risk premiums.

•

Going into the fourth quarter, economic data showed signs of improvement, but investors continued to question whether the third round of quantitative easing from the US Federal Reserve (the “Fed”) could drive real growth. Emerging markets and credit sectors led a fixed income rally as growth-related assets caught up with improving US economic data. In the final months of the year, investors became increasingly concerned about the US “fiscal cliff” (i.e., tax increases and spending cuts scheduled to take effect at the beginning of 2013). While consumer spending was robust, business investment remained muted due to fiscal policy uncertainty. On New Year’s Day, Congress finally agreed to a tax deal to avoid the worst part of the “fiscal cliff.”

•

While the 2-year and 30-year portions of the Treasury yield curve moved up modestly over the course of the year, the intermediate portion of the curve rallied. Credit sectors outperformed government-related sectors, with particular strength from financial names. All non-government sectors outperformed similarly-dated Treasuries.

Describe recent portfolio activity.

•

During the period, the Master Portfolio maintained its objective of seeking to provide investment results that corresponded to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other considerations for security selection included credit quality, issuer sector, maturity structure, coupon rates and call features.

•	Also during the period, the Master Portfolio held cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

BlackRock Bond Index Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in long-term, fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody’s Investors Service, Inc., or BBB or better by Standard & Poor’s).

[3]

The unmanaged market-weighted index is composed of investment grade corporate bonds (rated BBB or better), ABS, MBS, CMBS, and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2012

	Standardized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns
			1 Year	5 Years	10 Years
Institutional	(0.18)%	1.66%	3.91%	5.83%	5.10%
Investor A	(0.20)	1.54	3.66	5.61	4.91
Class K	(0.17)	1.59	3.94	5.87	5.13
Barclays US Aggregate Bond Index	—	1.80	4.21	5.95	5.18

See “About Fund Performance” on page 6 for further information on how performance was calculated.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000.00	$1,016.60	$1.27	$1,000.00	$1,023.88	$1.27	0.25%
Investor A	1,000.00	1,015.40	2.53	1,000.00	1,022.62	2.54	0.50
Class K	1,000.00	1,015.90	1.01	1,000.00	1,024.13	1.02	0.20

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	5

About Fund Performance	BlackRock Bond Index Fund

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to March 31, 2011, Institutional Shares’ performance results are those of Class K Shares restated to reflect Institutional Shares’ fees.

•

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. Prior to March 31, 2011, Investor A Shares’ performance results are those of Class K Shares restated to reflect Investor A Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance data may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of services and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: operating expenses, including administration fees, service and/or distribution fees including 12b-1 fees and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Statement of Assets and Liabilities	BlackRock Bond Index Fund

December 31, 2012

Assets
Investments at value — Master Portfolio (cost — $120,504,792)	$128,885,284
Capital shares sold receivable	205,446

Total assets	129,090,730

Liabilities
Contributions payable to the Master Portfolio	179,513
Capital shares redeemed payable	25,933
Administration fees payable	12,302
Service fees payable	353
Professional fees payable	18,567

Total liabilities	236,668

Net Assets	$128,854,062

Net Assets Consist of
Paid-in capital	$116,919,079
Distributions in excess of net investment income	(314,256)
Accumulated net realized gain allocated from the Master Portfolio	3,868,747
Net unrealized appreciation/depreciation allocated from the Master Portfolio	8,380,492

Net Assets	$128,854,062

Net Asset Value
Institutional — Based on net assets of $11,533,522 and 1,083,045 shares outstanding, unlimited number of shares authorized, no par value	$10.65

Investor A — Based on net assets of $1,804,874 and 169,546 shares outstanding, unlimited number of shares authorized, no par value	$10.65

Class K — Based on net assets of $115,515,666 and 10,846,244 shares outstanding, unlimited number of shares authorized, no par value	$10.65

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	7

Statement of Operations	BlackRock Bond Index Fund

Year Ended December 31, 2012

Investment Income
Net investment income allocated from the Master Portfolio:
Interest	$2,850,336
Income — affiliated	152,880
Securities lending — affiliated — net	20,992
Expenses	(133,646)
Fees waived	21,265

Total income	2,911,827

Fund Expenses
Administration — Institutional	14,492
Administration — Investor A	1,544
Administration — Class K	157,714
Service — Investor A	2,276
Professional	19,356

Total expenses	195,382
Less fees waived by administrator — Institutional	(1,156)
Less fees waived by administrator — Investor A	(123)
Less fees waived by administrator — Class K	(18,077)

Total expenses after fees waived	176,026

Net investment income	2,735,801

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments	1,702,108
Net change in unrealized appreciation/depreciation on investments	1,011,040

Total realized and unrealized gain	2,713,148

Net Increase in Net Assets Resulting from Operations	$5,448,949

See Notes to Financial Statements.

8	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Statements of Changes in Net Assets	BlackRock Bond Index Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$2,735,801	$3,405,028
Net realized gain	1,702,108	831,963
Net change in unrealized appreciation/depreciation	1,011,040	3,625,776

Net increase in net assets resulting from operations	5,448,949	7,862,767

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(172,553)	(690)[2]
Investor A	(15,435)	(1,931)[2]
Class K	(2,676,865)	(3,612,372)
Net realized gain:
Institutional	(120,228)	(19)[2]
Investor A	(16,757)	(83)[2]
Class K	(1,213,805)	(49,563)

Decrease in net assets resulting from dividends and distributions to shareholders	(4,215,643)	(3,664,658)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	5,351,333	19,512,360

Net Assets
Total increase in net assets	6,584,639	23,710,469
Beginning of year	122,269,423	98,558,954

End of year	$128,854,062	$122,269,423

Distributions in excess of net investment income	$(314,256)	$(185,204)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

[2]	Amounts are from March 31, 2011 (commencement of operations) to December 31, 2011.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	9

Financial Highlights	BlackRock Bond Index Fund

	Institutional
	Year Ended December 31, 2012		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.57		$10.11

Net investment income[2]	0.19		0.25
Net realized and unrealized gain	0.22		0.46

Net increase from investment operations	0.41		0.71

Dividends and distributions from:[3]
Net investment income	(0.22)		(0.25)
Net realized gain	(0.11)		(0.00)[4]

Total dividends and distributions	(0.33)		(0.25)

Net asset value, end of period	$10.65		$10.57

Total Investment Return[5]
Based on net asset value	3.91%		7.18%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.26%	[8]	0.27%	[9,10]

Total expenses after fees waived	0.25%	[8]	0.25%	[9,10]

Net investment income	1.71%	[8]	2.98%	[9,10]

Supplemental Data
Net assets, end of period (000)	$11,534		$53

Portfolio turnover of the Master Portfolio	436%		122%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding throughout the period.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

See Notes to Financial Statements.

10	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock Bond Index Fund

	Investor A
	Year Ended December 31, 2012		Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.57		$10.11

Net investment income[2]	0.16		0.22
Net realized and unrealized gain	0.22		0.48

Net increase from investment operations	0.38		0.70

Dividends and distributions from:[3]
Net investment income	(0.19)		(0.24)
Net realized gain	(0.11)		(0.00)[4]

Total dividends and distributions	(0.30)		(0.24)

Net asset value, end of period	$10.65		$10.57

Total Investment Return[5]
Based on net asset value	3.66%		7.01%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.51%	[8]	0.53%	[9,10]

Total expenses after fees waived	0.50%	[8]	0.50%	[9,10]

Net investment income	1.45%	[8]	2.65%	[9,10]

Supplemental Data
Net assets, end of period (000)	$1,805		$202

Portfolio turnover of the Master Portfolio	436%		122%	[11]

[1]	Commencement of operations.

[2]	Based on average shares outstanding throughout the period.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	11

Financial Highlights (concluded)	BlackRock Bond Index Fund

	Class K
	Year Ended December 31,
	2012		2011		2010		2009		2008

Per Share Operating Performance
Net asset value, beginning of year	$10.57		$10.17		$9.90		$9.82		$9.74

Net investment income	0.22	[1]	0.35	[1]	0.37	[1]	0.40	[1]	0.47
Net realized and unrealized gain	0.19		0.40		0.30		0.10		0.09

Net increase from investment operations	0.41		0.75		0.67		0.50		0.56

Dividends and distributions to shareholders from:[2]
Net investment income	(0.22)		(0.35)		(0.40)		(0.42)		(0.48)
Net realized gain	(0.11)		(0.00)[3]		—		—		—
Return of capital	—		—		—		—		(0.00)[3]

Total dividends and distributions	(0.33)		(0.35)		(0.40)		(0.42)		(0.48)

Net asset value, end of year	$10.65		$10.57		$10.17		$9.90		$9.82

Total Investment Return[4]
Based on net asset value	3.94%		7.55%		6.79%		5.21%		5.91%

Ratios to Average Net Assets[5]
Total expenses	0.21%	[6]	0.23%	[7]	0.26%		0.25%		0.26%

Total expenses after fees waived	0.20%	[6]	0.20%	[7]	0.23%		0.23%		0.23%

Net investment income	1.96%	[6]	3.19%	[7]	3.65%		4.05%		4.84%

Supplemental Data
Net assets, end of year (000)	$115,516		$122,015		$98,559		$156,688		$132,997

Portfolio turnover of the Master Portfolio	436%		122%	[8]	59%	[9]	103%	[10]	89%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than ($0.00) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.02%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 54%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

12	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements	BlackRock Bond Index Fund

1. Organization and Significant Accounting Policies:

BlackRock Bond Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2012 was 26.76%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period . Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocations rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”) (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities).

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	13

Notes to Financial Statements (continued)	BlackRock Bond Index Fund

BTC, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BTC is entitled to receive for these administration services an annual fee of 0.12% based on the average daily net assets of Class K Shares and 0.17% of the average daily net assets of Institutional and Investor A Shares. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as the Fund’s administrator and entered into an Administration Agreement with the Trust, on behalf of the Fund, on similar terms.

From time to time, BAL may waive and previously BTC waived such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate and previously BTC delegated certain of its administration duties to sub-administrators.

The fees and expenses of the Fund’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL, and previously BTC have contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2013.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

3. Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$3,909,690	$3,590,232
Long-term capital gains	305,953	74,426

Total	$4,215,643	$3,664,658

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$11,101
Undistributed long-term capital gains	279,933
Net unrealized gains[1]	11,643,949

Total	$11,934,983

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Period March 31, 2011[1] to December 31, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,074,128	$11,402,994	9,869	$101,838
Shares issued to shareholders in reinvestment of dividends and distributions	27,318	291,967	7	70
Shares redeemed	(23,432)	(251,264)	(4,845)	(50,004)

Net increase	1,078,014	$11,443,697	5,031	$51,904

14	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	BlackRock Bond Index Fund

	Year Ended December 31, 2012		Period March 31, 2011[1] to December 31, 2011
	Shares	Amount	Shares	Amount
Investor A
Shares sold	180,089	$1,929,146	19,264	$201,272
Shares issued to shareholders in reinvestment of dividends and distributions	2,944	31,441	135	1,414
Shares redeemed	(32,565)	(350,706)	(321)	(3,363)

Net increase	150,468	$1,609,881	19,078	$199,323

Class K			Year Ended December 31, 2011
Shares sold	4,385,092	$46,828,468	4,681,283	$48,629,757
Shares issued to shareholders in reinvestment of dividends and distributions	299,276	3,195,475	299,480	3,098,229
Shares redeemed	(5,378,321)	(57,726,188)	(3,134,942)	(32,466,853)

Net increase (decrease)	(693,953)	$(7,702,245)	1,845,821	$19,261,133

Total Net Increase	534,529	$5,351,333	1,869,930	$19,512,360

[1]	Commencement of operations.

At December 31, 2012, shares owned by affiliates were as follows:

Shares
Institutional	2,473
Investor A	2,473

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	15

Report of Independent Registered Public Accounting Firm	BlackRock Bond Index Fund

To the Shareholders and Board of Trustees of BlackRock Funds III:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BlackRock Bond Index Fund, a series of BlackRock Funds III (the “Trust”), at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended December 31, 2012:

January — December 2012
Interest-Related Dividends for Non-US Residents and Qualified Short-Term Capital Gains[1]	85.27%
Federal Obligation Interest[2]	15.61%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the Fund distributed long-term capital gains of $0.007705 and $0.016759 to shareholders of record on June 28, 2012 and December 11, 2012 respectively.

16	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Master Portfolio Information as of December 31, 2012	Bond Index Master Portfolio

Portfolio Composition

Percent of Long-Term Investments

US Treasury Obligations	37%
US Government Sponsored Agency Securities	36
Corporate Bonds	22
Foreign Agency Obligations	2
Non-Agency Mortgage-Backed Securities	2
Taxable Municipal Bonds	1

Credit Quality Allocation[1]

Percent of Long-Term Investments

AAA/Aaa[2]	70%
AA/Aa	8
A/A	12
BBB/Baa	10

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service, Inc. ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations which are deemed AAA/Aaa by the investment advisor.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	17

Schedule of Investments December 31, 2012	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

Ally Auto Receivables Trust, 0.80%, 10/16/17	$500	$500,439
AmeriCredit Automobile Receivables Trust, Series 2011-4, Class B, 2.26%, 9/08/16	650	664,012
Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, 10/16/17	250	249,780
Citibank Credit Card Issuance Trust:
Series 2006-A3, Class A3, 5.30%, 3/15/18	100	114,750
Series 2008-A1, Class A1, 5.35%, 2/07/20	170	205,173
Total Asset-Backed Securities — 0.4%		1,734,154

Corporate Bonds
Aerospace & Defense — 0.4%
The Boeing Co., 6.13%, 2/15/33	100	133,778
General Dynamics Corp., 3.88%, 7/15/21	50	56,086
Honeywell International, Inc., 5.30%, 3/01/18	100	119,538
L-3 Communications Corp.:
3.95%, 11/15/16	250	270,316
4.95%, 2/15/21	50	56,415
Lockheed Martin Corp., 3.35%, 9/15/21	250	264,189
Precision Castparts Corp., 1.25%, 1/15/18	75	75,124
Raytheon Co., 4.70%, 12/15/41	100	113,166
United Technologies Corp.:
1.80%, 6/01/17	250	257,340
3.10%, 6/01/22	100	105,899
5.70%, 4/15/40	50	64,291
4.50%, 6/01/42	200	222,232

		1,738,374
Agriculture — 0.0%
Bunge Ltd. Finance Corp., 3.20%, 6/15/17	150	156,545
Air Freight & Logistics — 0.1%
FedEx Corp., 3.88%, 8/01/42	50	48,887
United Parcel Service, Inc.:
5.13%, 4/01/19	50	60,811
6.20%, 1/15/38	100	134,127

		243,825
Airlines — 0.0%
Continental Airlines 2012-1 Class A Pass Through Trust, 4.15%, 10/11/25	50	52,625
Delta Air Lines 2012-1 Class A Pass Through Trust, 4.75%, 5/07/21	100	107,000

		159,625
Auto Components — 0.0%
Johnson Controls, Inc., 1.75%, 3/01/14	50	50,675
Automobiles — 0.2%
DaimlerChrysler North America Holding Corp., 8.50%, 1/18/31	100	155,643
Ford Motor Co., 7.45%, 7/16/31	150	190,500

Corporate Bonds	Par (000)	Value

Automobiles (concluded)
Toyota Motor Credit Corp., 1.00%, 2/17/15	$500	$503,354

		849,497
Beverages — 0.5%
Anheuser-Busch Cos. LLC, 6.45%, 9/01/37	100	136,743
Anheuser-Busch InBev Worldwide, Inc.:
5.38%, 11/15/14	150	162,831
7.75%, 1/15/19	250	333,904
2.50%, 7/15/22	200	201,252
3.75%, 7/15/42	50	50,231
Beam, Inc., 1.88%, 5/15/17	100	102,150
The Coca-Cola Co.:
1.80%, 9/01/16	50	51,643
4.88%, 3/15/19 (a)	150	178,921
Diageo Capital Plc:
1.50%, 5/11/17	200	202,828
5.75%, 10/23/17	100	120,477
Diageo Investment Corp., 2.88%, 5/11/22	100	103,227
Dr Pepper Snapple Group, Inc.:
3.20%, 11/15/21	25	25,885
2.70%, 11/15/22	100	99,346
Molson Coors Brewing Co., 3.50%, 5/01/22	75	79,180
PepsiCo, Inc.:
0.75%, 3/05/15	100	100,360
2.75%, 3/05/22	250	256,828
4.88%, 11/01/40	100	116,951

		2,322,757
Biotechnology — 0.2%
Amgen, Inc.:
2.13%, 5/15/17	50	51,797
3.45%, 10/01/20	100	107,042
5.15%, 11/15/41	300	337,610
Celgene Corp., 3.25%, 8/15/22	150	152,907
Gilead Sciences, Inc.:
3.05%, 12/01/16	150	160,654
5.65%, 12/01/41	50	62,115

		872,125
Capital Markets — 1.0%
The Bear Stearns Cos., Inc./JPMorgan Chase & Co., 5.70%, 11/15/14	200	217,334
The Charles Schwab Corp., 4.45%, 7/22/20	100	113,006
Franklin Resources, Inc., 2.80%, 9/15/22	150	151,834
The Goldman Sachs Group, Inc.:
3.30%, 5/03/15	500	521,129
3.70%, 8/01/15	150	158,309
3.63%, 2/07/16	400	423,409
5.95%, 1/18/18	300	349,108
7.50%, 2/15/19	150	188,738
5.75%, 1/24/22	350	413,774
6.13%, 2/15/33 (a)	150	175,579
6.75%, 10/01/37	200	226,665

Portfolio Abbreviations:

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

GO General Obligation Bonds	RB Revenue Bonds

See Notes to Financial Statements.

18	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Capital Markets (concluded)
Jefferies Group, Inc., 8.50%, 7/15/19 (a)	$125	$149,375
Morgan Stanley:
4.75%, 4/01/14 (a)	150	155,321
5.75%, 10/18/16	225	249,428
4.75%, 3/22/17	350	381,836
6.63%, 4/01/18	500	589,288
5.50%, 7/28/21	100	113,537
7.25%, 4/01/32	50	62,904
6.38%, 7/24/42	50	58,615
Nomura Holdings, Inc., 5.00%, 3/04/15 (a)	50	53,013
Raymond James Financial, Inc., 4.25%, 4/15/16	100	105,138
State Street Corp., 2.88%, 3/07/16	100	106,089

		4,963,429
Chemicals — 0.4%
Agrium, Inc., 3.15%, 10/01/22	50	49,683
CF Industries, Inc., 6.88%, 5/01/18	200	244,322
The Dow Chemical Co.:
8.55%, 5/15/19	100	135,008
4.25%, 11/15/20	50	55,586
4.13%, 11/15/21 (a)	50	54,776
5.25%, 11/15/41	100	111,531
E.I. du Pont de Nemours & Co., 6.00%, 7/15/18	325	401,094
Eastman Chemical Co., 3.60%, 8/15/22	200	209,465
Ecolab, Inc., 4.35%, 12/08/21	150	167,427
Methanex Corp., 3.25%, 12/15/19	250	251,454
The Mosaic Co., 3.75%, 11/15/21	50	53,115
Potash Corp. of Saskatchewan, Inc., 3.25%, 12/01/17	250	273,543
Praxair, Inc., 4.63%, 3/30/15	100	108,875

		2,115,879
Commercial Banks — 2.7%
Abbey National Treasury Services PLC, 4.00%, 4/27/16	150	158,607
Bancolombia SA, 5.95%, 6/03/21	100	115,500
Bank of Montreal, 2.50%, 1/11/17	150	157,236
The Bank of New York Mellon Corp.:
2.30%, 7/28/16	50	52,263
3.55%, 9/23/21	50	54,478
Bank of Nova Scotia:
3.40%, 1/22/15	200	210,856
2.90%, 3/29/16	100	105,987
1.38%, 12/18/17	100	100,139
Barclays Bank Plc:
2.75%, 2/23/15	100	103,583
5.00%, 9/22/16	175	196,155
5.13%, 1/08/20	200	227,787
BB&T Corp., 5.25%, 11/01/19 (a)	100	115,624
BBVA US Senior SAU, 4.66%, 10/09/15	250	256,329
Commonwealth Bank of Australia/New York NY, 1.25%, 9/18/15	200	202,185
Council of Europe Development Bank, 1.50%, 1/15/15	50	51,035
Credit Suisse AG, 5.40%, 1/14/20	150	168,659
Credit Suisse New York:
2.20%, 1/14/14	100	101,526
3.50%, 3/23/15	300	316,364

Corporate Bonds	Par (000)	Value

Commercial Banks (continued)
European Investment Bank:
1.25%, 2/14/14	$250	$252,402
3.13%, 6/04/14	1,000	1,037,960
2.50%, 5/16/16	100	105,962
5.13%, 9/13/16	225	260,550
1.25%, 10/14/16	100	101,870
1.63%, 6/15/17	500	516,100
Export-Import Bank of Korea, 4.00%, 1/11/17	400	433,736
Fifth Third Bancorp:
3.63%, 1/25/16	50	53,421
3.50%, 3/15/22	100	104,808
HSBC Holdings Plc:
4.88%, 1/14/22	150	174,085
4.00%, 3/30/22	250	273,716
6.80%, 6/01/38	250	319,716
HSBC USA, Inc., 2.38%, 2/13/15	300	308,588
International Bank for Reconstruction & Development:
2.38%, 5/26/15	500	524,203
1.00%, 9/15/16	75	76,158
International Finance Corp., 0.50%, 5/15/15	500	501,504
JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17	250	295,960
KeyCorp, 5.10%, 3/24/21	100	116,501
Korea Development Bank, 3.25%, 3/09/16	100	104,731
Landwirtschaftliche Rentenbank, 3.13%, 7/15/15	200	213,100
Lloyds TSB Bank Plc, 4.20%, 3/28/17	50	55,432
National Australia Bank, NY, 2.00%, 3/09/15	250	255,980
Oesterreichische Kontrollbank AG:
1.38%, 1/21/14	200	202,022
2.00%, 6/03/16	100	103,870
PNC Funding Corp.:
5.63%, 2/01/17 (b)	150	173,187
3.30%, 3/08/22 (b)	150	158,132
Rabobank Nederland:
3.38%, 1/19/17	100	107,429
3.88%, 2/08/22	150	161,419
5.25%, 5/24/41	25	29,356
Royal Bank of Canada, 1.45%, 10/30/14	100	101,722
Sumitomo Mitsui Banking Corp., 1.80%, 7/18/17	250	254,762
SunTrust Banks, Inc., 3.50%, 1/20/17 (a)	50	53,696
Svensk Exportkredit AB, 2.13%, 7/13/16	200	207,847
Swiss Bank Corp., 7.00%, 10/15/15	150	164,169
The Toronto-Dominion Bank, 2.38%, 10/19/16	50	52,542
US Bancorp:
1.65%, 5/15/17	250	254,725
4.13%, 5/24/21	50	56,698
Wachovia Bank NA/Wells Fargo & Co., 6.60%, 1/15/38	50	68,631
Wachovia Corp., 5.63%, 10/15/16	250	286,632
Wells Fargo & Co.:
2.63%, 12/15/16	100	105,537
2.10%, 5/08/17	150	155,081
5.63%, 12/11/17	250	298,176
3.50%, 3/08/22	350	373,328
Wells Fargo Bank NA, 4.75%, 2/09/15	500	537,008

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	19

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Commercial Banks (concluded)
Westpac Banking Corp.:
3.00%, 8/04/15	$250	$264,042
4.88%, 11/19/19	50	58,333

		13,009,140
Commercial Services & Supplies — 0.2%
The ADT Corp., 4.88%, 7/15/42 (c)	100	94,918
Republic Services, Inc.:
5.25%, 11/15/21 (a)	50	58,930
3.55%, 6/01/22	250	260,654
Vanderbilt University, 5.25%, 4/01/19	100	119,830
Waste Management, Inc., 2.90%, 9/15/22 (a)	200	197,890

		732,222
Communications Equipment — 0.1%
Cisco Systems, Inc.:
1.63%, 3/14/14	100	101,496
5.50%, 1/15/40	150	190,642
Motorola Solutions, Inc., 3.75%, 5/15/22 (a)	150	153,257

		445,395
Computers & Peripherals — 0.3%
ACE INA Holdings, Inc., 2.60%, 11/23/15	300	314,940
Dell, Inc., 5.65%, 4/15/18 (a)	75	86,960
Hewlett-Packard Co.:
4.75%, 6/02/14	150	156,360
3.30%, 12/09/16	150	152,683
4.65%, 12/09/21 (a)	100	100,389
6.00%, 9/15/41 (a)	150	148,485
NetApp, Inc., 2.00%, 12/15/17	350	348,753

		1,308,570
Construction & Engineering — 0.1%
ABB Finance USA, Inc.:
1.63%, 5/08/17	150	151,951
2.88%, 5/08/22	100	102,384
URS Corp., 3.85%, 4/01/17 (c)	100	103,014

		357,349
Consumer Finance — 0.3%
American Express Co.:
2.65%, 12/02/22 (c)	230	229,084
4.05%, 12/03/42 (c)	68	67,803
American Express Credit Co., 2.75%, 9/15/15	250	262,095
Capital One Financial Corp.:
7.38%, 5/23/14	250	271,957
6.75%, 9/15/17	100	122,128
Caterpillar Financial Services Corp., 1.10%, 5/29/15	250	252,076
HSBC Finance Corp., 6.68%, 1/15/21	161	191,006

		1,396,149
Diversified Financial Services — 2.7%
American Express Credit Corp., 2.38%, 3/24/17	100	104,632
Bank of America Corp.:
7.38%, 5/15/14	150	162,427
4.50%, 4/01/15	50	53,296
7.75%, 8/15/15	250	283,368
3.63%, 3/17/16	150	158,940
3.75%, 7/12/16	350	374,124

Corporate Bonds	Par (000)	Value

Diversified Financial Services (continued)
3.88%, 3/22/17	$300	$325,356
5.63%, 7/01/20	150	177,844
5.00%, 5/13/21	100	114,165
5.70%, 1/24/22	100	120,255
5.88%, 2/07/42	100	124,759
BNP Paribas SA:
3.25%, 3/11/15	100	104,368
2.38%, 9/14/17	250	253,587
5.00%, 1/15/21	100	112,315
Citigroup, Inc.:
6.38%, 8/12/14	150	162,098
2.65%, 3/02/15	400	411,906
3.95%, 6/15/16	150	161,454
4.45%, 1/10/17	400	443,120
8.50%, 5/22/19	250	336,159
6.63%, 6/15/32	100	115,506
6.88%, 3/05/38	100	131,646
8.13%, 7/15/39	75	112,284
5.88%, 1/30/42	150	185,122
Deutsche Bank AG London, 3.25%, 1/11/16	300	317,460
Ford Motor Credit Co. LLC:
7.00%, 4/15/15	250	278,760
2.75%, 5/15/15	500	510,285
4.25%, 2/03/17	250	267,823
General Electric Capital Corp.:
2.25%, 11/09/15	100	103,272
2.90%, 1/09/17	100	105,734
5.63%, 5/01/18	300	356,260
4.38%, 9/16/20	50	55,802
4.65%, 10/17/21	200	228,207
5.88%, 1/14/38	500	603,126
6.38%, 11/15/67 (d)	250	263,750
Series G, 6.00%, 8/07/19	100	121,656
John Deere Capital Corp.:
0.88%, 4/17/15	250	251,099
2.25%, 4/17/19	100	102,922
3.90%, 7/12/21	50	55,767
JPMorgan Chase & Co.:
1.88%, 3/20/15	350	356,293
5.25%, 5/01/15	250	271,957
3.15%, 7/05/16	300	317,835
2.00%, 8/15/17 (a)	250	255,374
4.50%, 1/24/22	300	339,371
3.25%, 9/23/22	200	205,956
6.40%, 5/15/38	100	134,048
5.50%, 10/15/40	125	152,807
5.60%, 7/15/41	50	61,922
Merrill Lynch & Co., Inc.:
6.05%, 5/16/16	250	275,214
6.88%, 4/25/18	400	482,182
6.11%, 1/29/37	100	109,155
Moody’s Corp., 4.50%, 9/01/22	50	53,457
Murray Street Investment Trust I, 4.65%, 3/09/17 (e)	200	216,329
National Rural Utilities Cooperative Finance Corp.:
1.00%, 2/02/15	200	201,481
3.05%, 3/01/16	50	53,075
ORIX Corp., 3.75%, 3/09/17	100	105,560

See Notes to Financial Statements.

20	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Diversified Financial Services (concluded)
Royal Bank of Scotland Plc:
2.55%, 9/18/15	$200	$204,682
4.38%, 3/16/16 (a)	250	270,503
SLM Corp.:
6.00%, 1/25/17	300	324,750
8.45%, 6/15/18	100	117,000
UBS AG Stamford, 5.75%, 4/25/18	300	356,143

		13,015,748
Diversified Telecommunication Services — 1.1%
AT&T, Inc.:
5.10%, 9/15/14	300	322,260
0.80%, 12/01/15	500	499,985
6.30%, 1/15/38	200	256,445
5.35%, 9/01/40	213	248,049
4.30%, 12/15/42 (c)	151	151,657
4.35%, 6/15/45 (c)	509	511,288
British Telecommunications Plc:
2.00%, 6/22/15	250	257,004
9.63%, 12/15/30	50	79,434
CenturyLink, Inc.:
5.80%, 3/15/22	100	105,713
7.65%, 3/15/42	100	104,511
Deutsche Telekom International Finance BV, 8.75%, 6/15/30	150	224,737
France Telecom SA:
2.75%, 9/14/16	200	209,944
4.13%, 9/14/21	150	165,291
5.38%, 1/13/42	25	28,865
Qwest Corp.:
6.50%, 6/01/17 (a)	150	175,140
6.75%, 12/01/21	50	58,598
Telecom Italia Capital SA:
7.18%, 6/18/19	200	232,100
7.72%, 6/04/38	50	54,125
Telefonaktiebolaget LM Ericsson, 4.13%, 5/15/22	100	103,930
Telefonica Emisiones SAU:
3.99%, 2/16/16	100	104,050
5.46%, 2/16/21	50	53,313
7.05%, 6/20/36	75	81,000
Telefonica Europe BV, 8.25%, 9/15/30	50	59,188
Verizon Communications, Inc.:
1.95%, 3/28/14	200	203,616
8.75%, 11/01/18	65	90,251
6.40%, 2/15/38	200	270,774
6.00%, 4/01/41	250	326,294
Verizon Global Funding Corp., 7.75%, 12/01/30	100	146,409

		5,123,971
Electric Utilities — 0.9%
Alabama Power Co., 5.50%, 10/15/17	100	119,589
Ameren Illinois Co., 2.70%, 9/01/22	100	100,032
Carolina Power & Light Co., 4.10%, 5/15/42	150	153,515
CenterPoint Energy Houston Electric LLC, 3.55%, 8/01/42	100	95,170
Commonwealth Edison Co., 5.90%, 3/15/36	50	64,503
Consolidated Edison Co. of New York, Inc., 6.65%, 4/01/19	100	127,394

Corporate Bonds	Par (000)	Value

Electric Utilities (concluded)
Duke Energy Carolinas LLC, 6.05%, 4/15/38	$100	$131,000
Duke Energy Indiana, Inc., 4.20%, 3/15/42	150	153,203
Entergy Corp.:
3.63%, 9/15/15	50	52,325
4.70%, 1/15/17	150	162,489
FirstEnergy Corp., 7.38%, 11/15/31	200	258,317
Florida Power & Light Co.:
5.95%, 2/01/38	50	66,556
4.05%, 6/01/42	150	156,222
Georgia Power Co., 4.30%, 3/15/42	200	209,775
Great Plains Energy, Inc., 5.29%, 6/15/22 (a)(f)	150	168,564
Indiana Michigan Power Co., 6.05%, 3/15/37	175	212,554
LG&E & KU Energy LLC, 3.75%, 11/15/20 (a)	50	52,803
Nevada Power Co., 5.45%, 5/15/41	50	61,216
Nisource Finance Corp., 5.25%, 2/15/43	75	79,388
Northern States Power Co/MN, 3.40%, 8/15/42	200	188,428
Oncor Electric Delivery Co. LLC:
7.00%, 9/01/22	100	127,099
5.30%, 6/01/42	75	85,747
PacifiCorp, 2.95%, 2/01/22 (a)	100	104,494
Progress Energy, Inc.:
4.40%, 1/15/21	100	111,469
7.75%, 3/01/31	50	68,306
Public Service Electric & Gas Co.:
3.50%, 8/15/20	50	54,917
3.95%, 5/01/42	50	51,371
3.65%, 9/01/42	50	49,161
Southern California Edison Co.:
5.00%, 1/15/16	100	112,126
5.50%, 3/15/40	50	63,592
4.05%, 3/15/42	150	155,925
The Toledo Edison Co., 6.15%, 5/15/37	100	124,709
Virginia Electric & Power Co., 2.95%, 1/15/22	400	421,230

		4,143,189
Electrical Equipment — 0.1%
Eaton Corp., 4.00%, 11/02/32 (c)	50	51,426
Emerson Electric Co., 5.00%, 4/15/19	100	119,677
Roper Industries, Inc., 3.13%, 11/15/22	150	150,982

		322,085
Electronic Equipment, Instruments & Components — 0.1%
Corning, Inc., 4.75%, 3/15/42	50	52,655
Jabil Circuit, Inc., 4.70%, 9/15/22	250	262,812
Tyco Electronics Group SA:
6.55%, 10/01/17	50	59,956
3.50%, 2/03/22	100	102,776

		478,199
Energy Equipment & Services — 0.2%
Baker Hughes, Inc., 5.13%, 9/15/40	100	120,361
Ensco Plc, 3.25%, 3/15/16	100	106,040
FMC Technologies, Inc., 3.45%, 10/01/22	100	102,064
Halliburton Co.:
6.15%, 9/15/19	100	125,927
4.50%, 11/15/41	50	55,819
National Oilwell Varco, Inc., 3.95%, 12/01/42	150	151,984

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	21

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Energy Equipment & Services (concluded)
Transocean, Inc.:
5.05%, 12/15/16	$250	$278,355
6.80%, 3/15/38	50	61,208

		1,001,758
Food & Staples Retailing — 0.3%
Costco Wholesale Corp., 1.13%, 12/15/17	150	151,005
CVS Caremark Corp., 6.13%, 9/15/39	50	63,988
The Kroger Co.:
6.15%, 1/15/20	100	121,850
3.40%, 4/15/22	100	103,416
Safeway, Inc., 4.75%, 12/01/21 (a)	100	103,029
Wal-Mart Stores, Inc.:
1.50%, 10/25/15	100	102,927
3.63%, 7/08/20	150	166,750
5.63%, 4/15/41	350	458,352
Walgreen Co.:
1.80%, 9/15/17	200	201,115
3.10%, 9/15/22	200	201,734

		1,674,166
Food Products — 0.5%
Archer-Daniels-Midland Co., 4.54%, 3/26/42 (a)	75	80,337
ConAgra Foods, Inc.:
5.88%, 4/15/14	250	265,993
3.25%, 9/15/22	200	200,888
Delhaize Group SA, 4.13%, 4/10/19 (a)	150	154,837
General Mills, Inc.:
1.55%, 5/16/14	100	101,292
3.15%, 12/15/21	150	156,793
Ingredion Inc., 3.20%, 11/01/15	50	52,485
The JM Smucker Co., 3.50%, 10/15/21	50	53,124
Kellogg Co.:
1.88%, 11/17/16	200	205,429
3.13%, 5/17/22	100	104,799
Kraft Foods Group, Inc.:
5.38%, 2/10/20 (c)	52	62,437
5.00%, 6/04/42 (c)	100	112,450
Kraft Foods, Inc.:
4.13%, 2/09/16	150	163,426
6.13%, 8/23/18	150	184,400
6.50%, 2/09/40	150	201,503
Mondelez International, Inc., 5.38%, 2/10/20	48	57,948
Tyson Foods, Inc., 4.50%, 6/15/22	150	162,377
Unilever Capital Corp., 4.25%, 2/10/21	200	230,847

		2,551,365
Gas Utilities — 0.0%
AGL Capital Corp., 3.50%, 9/15/21	50	54,120
ONEOK, Inc., 4.25%, 2/01/22	100	108,657

		162,777
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp.:
4.50%, 1/15/15	250	265,736
6.00%, 1/15/20	100	116,645
Covidien International Finance SA:
1.35%, 5/29/15	250	253,383
6.55%, 10/15/37	25	34,944

Corporate Bonds	Par (000)	Value

Health Care Equipment & Supplies (concluded)
Hospira, Inc., 6.05%, 3/30/17	$125	$145,120
Medtronic, Inc., 4.13%, 3/15/21	50	56,799
Zimmer Holdings, Inc., 1.40%, 11/30/14	250	251,880

		1,124,507
Health Care Providers & Services — 0.4%
Aetna, Inc., 6.75%, 12/15/37	50	69,361
Cardinal Health, Inc., 3.20%, 6/15/22 (a)	50	51,541
Cigna Corp.:
2.75%, 11/15/16	100	105,194
4.00%, 2/15/22	25	27,329
5.38%, 2/15/42	50	58,213
Kaiser Foundation Hospitals, 3.50%, 4/01/22	100	105,447
Laboratory Corp. of America Holdings, 3.75%, 8/23/22	100	106,047
McKesson Corp., 3.25%, 3/01/16	250	267,976
Medco Health Solutions, Inc., 2.75%, 9/15/15	50	52,119
Quest Diagnostics, Inc.:
3.20%, 4/01/16 (a)	50	52,737
4.70%, 4/01/21	100	111,974
UnitedHealth Group, Inc.:
5.95%, 2/15/41	100	125,731
3.95%, 10/15/42	150	149,369
WellPoint, Inc.:
5.25%, 1/15/16	150	167,158
1.88%, 1/15/18	200	202,484
3.13%, 5/15/22	200	202,089
3.30%, 1/15/23	100	102,600
4.63%, 5/15/42	50	51,641

		2,009,010
Hotels, Restaurants & Leisure — 0.2%
Darden Restaurants, Inc., 3.35%, 11/01/22 (a)	100	96,763
Marriott International, Inc.:
3.00%, 3/01/19	100	102,920
3.25%, 9/15/22	100	100,030
McDonald’s Corp.:
0.75%, 5/29/15	250	251,790
1.88%, 5/29/19 (a)	100	101,753
3.50%, 7/15/20	50	55,420
Starwood Hotels & Resorts Worldwide, Inc., 3.13%, 2/15/23	250	247,817
Wyndham Worldwide Corp., 4.25%, 3/01/22	50	51,626
Yum! Brands, Inc., 5.30%, 9/15/19	100	116,861

		1,124,980
Household Durables — 0.0%
Whirlpool Corp., 8.60%, 5/01/14	100	109,504
Household Products — 0.1%
The Clorox Co., 3.05%, 9/15/22	50	51,552
Energizer Holdings, Inc., 4.70%, 5/19/21	50	53,587
Kimberly-Clark Corp., 3.63%, 8/01/20	50	55,330
The Procter & Gamble Co.:
1.80%, 11/15/15	100	103,373
2.30%, 2/06/22	250	254,408

		518,250

See Notes to Financial Statements.

22	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Independent Power Producers & Energy Traders — 0.1%
Ameren Corp., 8.88%, 5/15/14	$150	$164,148
Exelon Generation Co. LLC:
6.25%, 10/01/39	150	174,429
5.60%, 6/15/42 (c)	50	53,597
PPL Energy Supply LLC, 4.60%, 12/15/21 (a)	150	162,630

		554,804
Industrial Conglomerates — 0.2%
General Electric Co., 0.85%, 10/09/15	500	501,762
Koninklijke Philips Electronics N.V., 3.75%, 3/15/22	250	270,248
Waste Management, Inc., 4.60%, 3/01/21	100	113,313

		885,323
Insurance — 0.9%
Aflac, Inc., 2.65%, 2/15/17 (a)	250	262,805
Alleghany Corp., 4.95%, 6/27/22	50	54,768
The Allstate Corp.:
5.00%, 8/15/14	100	106,948
7.45%, 5/16/19	150	196,706
5.20%, 1/15/42	50	59,342
American International Group, Inc.:
4.25%, 9/15/14	100	105,340
4.88%, 9/15/16	150	167,772
3.80%, 3/22/17	100	108,233
8.25%, 8/15/18	100	131,389
8.18%, 5/15/38 (d)	175	227,937
Aon Corp., 3.13%, 5/27/16	50	52,639
AXA SA, 8.60%, 12/15/30	50	62,669
Berkshire Hathaway Finance Corp.:
5.10%, 7/15/14	100	106,888
4.40%, 5/15/42	100	103,456
Berkshire Hathaway, Inc., 1.90%, 1/31/17	100	103,372
CNA Financial Corp., 5.75%, 8/15/21 (a)	100	117,291
Genworth Financial, Inc., 7.70%, 6/15/20	50	55,200
Hartford Financial Services Group, Inc., 6.10%, 10/01/41	100	118,843
Lincoln National Corp.:
4.85%, 6/24/21	50	56,097
4.20%, 3/15/22 (a)	100	107,284
Marsh & McLennan Cos., Inc., 4.80%, 7/15/21	50	56,262
MetLife, Inc.:
5.00%, 6/15/15	100	110,090
4.75%, 2/08/21 (a)	200	232,224
6.40%, 12/15/36	100	106,923
4.13%, 8/13/42	50	50,007
Principal Financial Group, Inc., 4.63%, 9/15/42	50	50,817
The Progressive Corp., 3.75%, 8/23/21 (a)	50	54,967
Prudential Financial, Inc.:
3.00%, 5/12/16	150	158,372
5.38%, 6/21/20 (a)	350	409,160
8.88%, 6/15/38	100	121,500
Travelers Property Casualty Corp., 6.38%, 3/15/33	100	133,123
Willis Group Holdings Plc, 4.13%, 3/15/16	200	213,324
WR Berkley Corp., 4.63%, 3/15/22	200	214,369
XL Group Ltd., 5.75%, 10/01/21	100	118,757

		4,334,874

Corporate Bonds	Par (000)	Value

Internet Software & Services — 0.0%
eBay, Inc.:
3.25%, 10/15/20 (a)	$50	$53,929
2.60%, 7/15/22	50	50,512
Google, Inc., 3.63%, 5/19/21	25	27,821

		132,262
IT Services — 0.2%
Fiserv, Inc., 6.80%, 11/20/17	50	60,160
International Business Machines Corp.:
0.55%, 2/06/15	250	250,046
2.00%, 1/05/16	150	154,991
1.88%, 5/15/19 (a)	250	253,749
2.90%, 11/01/21	100	105,045
The Western Union Co.:
2.88%, 12/10/17	250	247,712
6.20%, 11/17/36	25	25,297

		1,097,000
Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 6.00%, 3/01/20	100	118,519
Thermo Fisher Scientific, Inc.:
2.05%, 2/21/14	25	25,351
2.25%, 8/15/16	50	51,770

		195,640
Machinery — 0.2%
Caterpillar, Inc.:
5.70%, 8/15/16 (a)	100	116,010
3.90%, 5/27/21	50	56,095
5.20%, 5/27/41	100	121,925
Danaher Corp., 3.90%, 6/23/21	50	56,258
Deere & Co., 3.90%, 6/09/42	50	51,102
Flowserve Corp., 3.50%, 9/15/22	100	100,431
Illinois Tool Works, Inc.:
4.88%, 9/15/41	50	58,621
3.90%, 9/01/42	75	77,063
Ingersoll-Rand Global Holding Co. Ltd., 6.88%, 8/15/18	50	61,055
Joy Global, Inc., 5.13%, 10/15/21	50	55,117
Stanley Black & Decker, Inc., 2.90%, 11/01/22	150	151,588

		905,265
Media — 1.3%
CBS Corp.:
7.88%, 7/30/30	75	103,556
4.85%, 7/01/42	75	78,059
CC Holdings GS V LLC, 2.38%, 12/15/17 (c)	325	326,589
Cintas Corp. No 2, 4.30%, 6/01/21	25	27,820
Comcast Corp.:
5.15%, 3/01/20	350	414,842
6.45%, 3/15/37	200	256,638
4.65%, 7/15/42	150	158,109
COX Communications, Inc., 5.50%, 10/01/15	100	112,293
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,:
3.13%, 2/15/16	100	104,723
3.50%, 3/01/16	250	264,851
5.15%, 3/15/42	150	151,715

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	23

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Media (concluded)
Discovery Communications LLC:
4.38%, 6/15/21	$50	$55,825
4.95%, 5/15/42	50	53,440
NBC Universal Media LLC:
3.65%, 4/30/15	250	265,954
4.38%, 4/01/21	100	112,334
2.88%, 1/15/23	250	251,064
News America, Inc.:
4.50%, 2/15/21	100	114,245
3.00%, 9/15/22 (c)	150	150,675
6.20%, 12/15/34	100	121,115
6.15%, 2/15/41	150	189,987
Omnicom Group, Inc., 3.63%, 5/01/22	125	130,215
TCI Communications, Inc., 8.75%, 8/01/15	50	59,665
Thomson Reuters Corp., 6.50%, 7/15/18	250	312,425
Time Warner Cable, Inc.:
7.50%, 4/01/14	250	270,888
4.13%, 2/15/21	100	109,512
6.55%, 5/01/37	150	185,582
6.75%, 6/15/39	50	63,419
4.50%, 9/15/42	75	73,144
Time Warner, Inc.:
8.25%, 4/01/19	150	199,611
4.88%, 3/15/20	250	292,013
3.40%, 6/15/22	250	260,770
7.70%, 5/01/32	250	349,544
Viacom, Inc.:
3.13%, 6/15/22 (a)	150	153,570
4.38%, 3/15/43 (c)	70	68,859
The Walt Disney Co.:
0.88%, 12/01/14	250	252,063
3.75%, 6/01/21	50	55,249
WPP Finance 2010, 4.75%, 11/21/21	100	108,310

		6,258,673
Metals & Mining — 0.7%
Alcoa, Inc.:
5.55%, 2/01/17	200	216,508
5.90%, 2/01/27	100	102,929
AngloGold Ashanti Holdings Plc, 5.13%, 8/01/22 (a)	100	101,348
Barrick Gold Corp.:
2.90%, 5/30/16	250	262,300
3.85%, 4/01/22	100	105,853
Barrick North America Finance LLC, 5.70%, 5/30/41	50	57,328
BHP Billiton Finance USA Ltd.:
1.63%, 2/24/17	100	102,259
2.88%, 2/24/22	250	261,030
Cliffs Natural Resources, Inc., 4.88%, 4/01/21 (a)	50	49,658
Freeport-McMoRan Copper & Gold, Inc.:
2.15%, 3/01/17	100	100,531
3.55%, 3/01/22	50	49,589
Newmont Mining Corp.:
3.50%, 3/15/22	200	206,273
4.88%, 3/15/42	50	51,496
Rio Tinto Finance USA Ltd.:
2.50%, 5/20/16	50	52,197
4.13%, 5/20/21	150	165,742

Corporate Bonds	Par (000)	Value

Metals & Mining (concluded)
Rio Tinto Finance USA Plc:
1.13%, 3/20/15	$250	$252,048
2.88%, 8/21/22	100	100,661
4.75%, 3/22/42	100	110,568
Southern Copper Corp., 6.75%, 4/16/40	100	120,387
Teck Resources Ltd.:
3.00%, 3/01/19	100	103,091
4.75%, 1/15/22	50	55,024
3.75%, 2/01/23	100	102,568
5.20%, 3/01/42	50	51,104
Vale Overseas Ltd., 6.88%, 11/21/36	200	247,916
Vale SA, 5.63%, 9/11/42	100	108,560

		3,136,968
Multi-Utilities — 0.2%
Consolidated Edison Co. of New York, Inc., 4.20%, 3/15/42 (a)	150	159,862
Dominion Resources, Inc., 4.90%, 8/01/41	50	56,024
Nisource Finance Corp., 5.95%, 6/15/41	50	57,742
Pacific Gas & Electric Co., 6.05%, 3/01/34	250	322,101
San Diego Gas & Electric Co., 4.30%, 4/01/42	100	110,015
SCANA Corp., 4.13%, 2/01/22	100	104,854

		810,598
Multiline Retail — 0.1%
Kohl’s Corp., 4.00%, 11/01/21 (a)	50	52,879
Nordstrom, Inc., 4.00%, 10/15/21 (a)	100	111,495
Target Corp.:
2.90%, 1/15/22	150	158,988
7.00%, 1/15/38	100	146,881

		470,243
Office Electronics — 0.1%
Xerox Corp.:
4.25%, 2/15/15	250	262,922
5.63%, 12/15/19 (a)	100	111,726

		374,648
Oil, Gas & Consumable Fuels — 2.8%
Alberta Energy Co. Ltd., 7.38%, 11/01/31	50	64,924
Anadarko Petroleum Corp.:
6.38%, 9/15/17	250	298,624
6.45%, 9/15/36	100	125,277
Apache Corp.:
3.25%, 4/15/22 (a)	200	211,961
6.00%, 1/15/37	100	126,294
Boardwalk Pipelines LP, 3.38%, 2/01/23	200	196,431
BP Capital Markets Plc:
3.63%, 5/08/14	100	104,092
3.20%, 3/11/16	100	106,672
1.85%, 5/05/17	250	255,568
4.74%, 3/11/21	50	58,552
3.25%, 5/06/22	100	105,351
Canadian Natural Resources Ltd.:
1.45%, 11/14/14	50	50,711
3.45%, 11/15/21	100	106,723
6.25%, 3/15/38	50	64,415
Cenovus Energy, Inc.:
5.70%, 10/15/19	150	181,898
3.00%, 8/15/22	100	102,132

See Notes to Financial Statements.

24	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
ConocoPhillips:
4.60%, 1/15/15	$200	$216,139
6.50%, 2/01/39	150	212,721
ConocoPhillips Holding Co., 6.95%, 4/15/29	100	139,417
Devon Energy Corp.:
1.88%, 5/15/17	250	254,857
4.00%, 7/15/21 (a)	150	165,962
4.75%, 5/15/42	50	53,491
Ecopetrol SA, 7.63%, 7/23/19	100	129,250
El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/01/21	200	226,653
Enbridge Energy Partners LP, 4.20%, 9/15/21 (a)	100	107,491
Encana Corp., 3.90%, 11/15/21	200	217,228
Energy Transfer Partners LP:
9.70%, 3/15/19	44	59,269
5.20%, 2/01/22	250	285,178
Ensco Plc, 4.70%, 3/15/21	100	112,536
Enterprise Products Operating LLC:
5.60%, 10/15/14	200	216,511
5.95%, 2/01/41	150	181,090
4.45%, 2/15/43	75	75,938
EOG Resources, Inc.:
2.50%, 2/01/16	50	52,289
5.63%, 6/01/19	150	184,122
EQT Corp., 4.88%, 11/15/21	50	53,677
Hess Corp.:
8.13%, 2/15/19	200	263,221
5.60%, 2/15/41	50	59,134
Husky Energy, Inc., 3.95%, 4/15/22	150	161,139
Kinder Morgan Energy Partners LP:
3.95%, 9/01/22	225	240,583
6.50%, 2/01/37	100	122,080
5.00%, 8/15/42	75	79,483
Marathon Oil Corp.:
5.90%, 3/15/18	100	120,948
2.80%, 11/01/22	150	150,929
Marathon Petroleum Corp.:
3.50%, 3/01/16	250	266,127
5.13%, 3/01/21	150	176,526
MidAmerican Energy Holdings Co., 6.13%, 4/01/36	250	315,585
Murphy Oil Corp., 4.00%, 6/01/22	100	100,795
Nabors Industries, Inc., 5.00%, 9/15/20	50	54,332
Nexen, Inc., 6.40%, 5/15/37	100	129,280
Noble Energy, Inc., 4.15%, 12/15/21 (a)	150	165,591
Noble Holding International Ltd.:
2.50%, 3/15/17	150	154,806
5.25%, 3/15/42	50	53,314
Occidental Petroleum Corp., 4.10%, 2/01/21	50	57,170
ONEOK Partners LP, 6.13%, 2/01/41	50	59,946
Pemex Project Funding Master Trust, 5.75%, 3/01/18	100	116,750
Petrobras International Finance Co.:
2.88%, 2/06/15	100	102,610
3.50%, 2/06/17	500	524,373
5.75%, 1/20/20	400	455,342
Petrohawk Energy Corp., 7.88%, 6/01/15 (a)	50	52,207

Corporate Bonds	Par (000)	Value

Oil, Gas & Consumable Fuels (concluded)
Petroleos Mexicanos:
4.88%, 1/24/22	$400	$451,400
6.50%, 6/02/41	50	62,750
5.50%, 6/27/44	100	110,000
Phillips 66:
1.95%, 3/05/15 (c)	250	255,084
5.88%, 5/01/42 (c)	100	120,334
Pioneer Natural Resources Co., 3.95%, 7/15/22	150	157,181
Plains All American Pipeline LP/PAA Finance Corp., 5.15%, 6/01/42	50	56,330
Sempra Energy:
2.00%, 3/15/14	100	101,513
2.30%, 4/01/17	250	259,595
Shell International Finance BV:
3.10%, 6/28/15	150	158,904
4.38%, 3/25/20	100	115,995
6.38%, 12/15/38	50	70,248
5.50%, 3/25/40	50	64,198
Southwestern Energy Co., 4.10%, 3/15/22	100	107,566
Statoil ASA, 5.10%, 8/17/40	100	120,484
Suncor Energy, Inc.:
6.10%, 6/01/18	200	243,964
6.50%, 6/15/38	100	133,380
Talisman Energy, Inc.:
3.75%, 2/01/21	50	53,651
5.50%, 5/15/42	50	55,108
Tennessee Gas Pipeline Co. LLC, 7.50%, 4/01/17	100	123,114
Total Capital International SA, 1.50%, 2/17/17	100	100,775
TransCanada PipeLines Ltd.:
0.88%, 3/02/15	100	100,567
6.20%, 10/15/37	200	264,055
Transocean, Inc., 3.80%, 10/15/22	100	102,493
Valero Energy Corp., 6.13%, 2/01/20	150	182,398
Weatherford International Ltd.:
6.00%, 3/15/18	150	171,385
5.13%, 9/15/20	50	55,100
5.95%, 4/15/42	50	54,268
The Williams Cos., Inc.:
7.88%, 9/01/21	31	39,939
3.70%, 1/15/23	100	100,865
Williams Partners LP:
3.80%, 2/15/15	150	158,608
4.00%, 11/15/21	250	267,399

		13,504,366
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, 4.75%, 1/11/22	50	52,445
Georgia-Pacific LLC, 8.88%, 5/15/31	25	37,485
International Paper Co.:
7.95%, 6/15/18	225	290,886
7.50%, 8/15/21	100	130,868
Westvaco Corp., 8.20%, 1/15/30	100	131,943

		643,627

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	25

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Pharmaceuticals — 0.8%
AbbVie, Inc.:
2.00%, 11/06/18 (c)	$150	$151,939
4.40%, 11/06/42 (c)	50	53,157
AstraZeneca Plc:
5.90%, 9/15/17	100	121,503
6.45%, 9/15/37	100	135,434
Bristol-Myers Squibb Co., 2.00%, 8/01/22	250	241,988
Eli Lilly & Co., 5.50%, 3/15/27	50	63,065
Express Scripts Holding Co.:
2.65%, 2/15/17 (c)	350	363,786
3.50%, 11/15/16 (c)	100	106,917
4.75%, 11/15/21 (c)	50	56,741
GlaxoSmithKline Capital Plc:
0.75%, 5/08/15	150	150,732
2.85%, 5/08/22	150	155,798
GlaxoSmithKline Capital, Inc.:
5.65%, 5/15/18	100	121,804
6.38%, 5/15/38	50	69,072
Johnson & Johnson:
2.15%, 5/15/16 (a)	100	104,489
4.50%, 9/01/40	100	116,958
Merck & Co., Inc.:
3.88%, 1/15/21	250	280,561
5.95%, 12/01/28	100	130,353
Novartis Capital Corp., 4.40%, 4/24/20	100	116,640
Pfizer, Inc.:
5.35%, 3/15/15	100	110,131
7.20%, 3/15/39	200	306,634
Sanofi, 1.20%, 9/30/14	300	303,538
Teva Pharmaceutical Finance Co. BV, 2.40%, 11/10/16	200	208,424
Watson Pharmaceuticals, 3.25%, 10/01/22	150	153,127

		3,622,791
Real Estate — 0.2%
AvalonBay Communities, Inc., 2.95%, 9/15/22	100	99,612
Boston Properties LP, 3.70%, 11/15/18	200	217,257
Brandywine Operating Partnership LP, 3.95%, 2/15/23	250	247,795
Simon Property Group LP:
5.25%, 12/01/16	50	57,207
2.80%, 1/30/17	100	105,519
3.38%, 3/15/22 (a)	100	105,612
Ventas Realty LP/Ventas Capital Corp., 4.25%, 3/01/22 (a)	100	106,045

		939,047
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 4.70%, 3/15/22	100	110,642
DDR Corp., 4.63%, 7/15/22	100	109,135
ERP Operating LP, 4.75%, 7/15/20	100	112,468
HCP, Inc.:
6.00%, 1/30/17	100	114,875
3.15%, 8/01/22 (a)	100	98,001
Health Care REIT, Inc.:
4.13%, 4/01/19	200	215,152
5.25%, 1/15/22	50	55,677
Hospitality Properties Trust, 5.00%, 8/15/22	200	211,602

Corporate Bonds	Par (000)	Value

Real Estate Investment Trusts (REITs) (concluded)
ProLogis LP:
6.25%, 3/15/17	$50	$57,288
6.63%, 5/15/18	150	181,174

		1,266,014
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
5.40%, 6/01/41	50	59,209
4.40%, 3/15/42	150	157,439
Canadian National Railway Co.:
1.45%, 12/15/16	50	50,877
3.50%, 11/15/42	100	96,506
Canadian Pacific Railway Ltd., 5.75%, 1/15/42	25	30,483
CSX Corp.:
3.70%, 10/30/20	100	108,138
4.75%, 5/30/42	100	107,680
Norfolk Southern Corp.:
7.70%, 5/15/17	150	189,337
3.00%, 4/01/22	250	256,436
Union Pacific Corp.:
4.16%, 7/15/22	100	113,119
4.30%, 6/15/42	50	52,788

		1,222,012
Semiconductors & Semiconductor Equipment — 0.1%
Applied Materials, Inc., 5.85%, 6/15/41	50	61,009
Intel Corp.:
2.70%, 12/15/22	200	199,720
4.80%, 10/01/41	50	55,031
Texas Instruments, Inc., 1.38%, 5/15/14	50	50,663

		366,423
Software — 0.2%
Autodesk, Inc., 1.95%, 12/15/17	75	74,627
Microsoft Corp.:
3.00%, 10/01/20	50	53,958
5.30%, 2/08/41	100	125,279
Oracle Corp.:
5.75%, 4/15/18	150	182,551
3.88%, 7/15/20	100	112,783
5.38%, 7/15/40	150	187,024
Symantec Corp., 2.75%, 6/15/17 (a)	150	154,263

		890,485
Specialty Retail — 0.2%
AutoZone, Inc., 3.70%, 4/15/22	50	52,565
The Home Depot, Inc.:
4.40%, 4/01/21 (a)	150	176,908
5.88%, 12/16/36	100	131,420
Lowe’s Cos., Inc.:
1.63%, 4/15/17	200	204,663
4.63%, 4/15/20 (a)	100	117,366
3.12%, 4/15/22	100	105,267
4.65%, 4/15/42	50	55,670
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16	11	12,925
3.88%, 1/15/22 (a)	300	319,761

		1,176,545

See Notes to Financial Statements.

26	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Textiles, Apparel & Luxury Goods — 0.0%
VF Corp., 3.50%, 9/01/21	$100	$105,783
Tobacco — 0.2%
Altria Group, Inc.:
9.70%, 11/10/18	284	397,579
9.25%, 8/06/19	68	94,598
10.20%, 2/06/39	100	167,283
Lorillard Tobacco Co., 6.88%, 5/01/20	100	121,887
Philip Morris International, Inc.:
4.13%, 5/17/21	50	56,521
4.50%, 3/20/42	50	54,337
3.88%, 8/21/42 (a)	100	100,542
Reynolds American, Inc., 4.75%, 11/01/42	150	151,332

		1,144,079
Transportation Infrastructure — 0.0%
Ryder System, Inc., 2.50%, 3/01/17	150	152,532
Water Utilities — 0.0%
United Utilities Plc, 5.38%, 2/01/19	50	55,391
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV:
2.38%, 9/08/16	250	259,846
5.00%, 3/30/20	200	232,694
4.38%, 7/16/42	100	103,913
American Tower Corp., 5.05%, 9/01/20	25	28,036
Cellco Partnership / Verizon Wireless Capital LLC, 5.55%, 2/01/14	250	262,436
Vodafone Group Plc:
1.63%, 3/20/17	250	253,670
7.88%, 2/15/30	100	144,941

		1,285,536
Total Corporate Bonds — 22.8%		109,611,994

Foreign Agency Obligations
Asian Development Bank, 2.75%, 5/21/14	200	206,704
Brazilian Government International Bond:
8.00%, 1/15/18	153	177,413
4.88%, 1/22/21 (a)	650	783,250
5.63%, 1/07/41	300	393,000
Canada Government International Bond, 2.38%, 9/10/14	250	258,872
Colombia Government International Bond:
4.38%, 7/12/21	250	287,875
7.38%, 9/18/37	100	155,300
European Bank for Reconstruction & Development, 1.00%, 2/16/17	250	252,821
Hydro Quebec, 2.00%, 6/30/16	350	364,700
Inter-American Development Bank:
3.00%, 4/22/14	250	259,046
1.38%, 10/18/16	250	257,303
Italian Republic:
4.50%, 1/21/15	500	522,605
6.88%, 9/27/23	100	116,136
Italy Government International Bond, 5.38%, 6/15/33	100	100,633
Japan Bank for International Cooperation, 2.13%, 2/07/19 (a)	200	207,939

Foreign Agency Obligations	Par (000)	Value

KFW:
3.50%, 3/10/14	$100	$103,732
1.00%, 1/12/15	750	758,550
1.25%, 10/26/15	250	254,880
2.63%, 2/16/16	100	106,190
1.25%, 2/15/17	750	765,307
Mexico Government International Bond:
8.13%, 12/30/19	100	144,000
5.13%, 1/15/20	100	119,500
3.63%, 3/15/22 (a)	500	546,875
6.75%, 9/27/34	150	216,000
4.75%, 3/08/44	200	226,000
Panama Government International Bond:
5.20%, 1/30/20	100	119,450
6.70%, 1/26/36	100	142,000
Peruvian Government International Bond, 8.75%, 11/21/33	191	331,862
Poland Government International Bond:
3.88%, 7/16/15	100	107,250
6.38%, 7/15/19	250	311,680
3.00%, 3/17/23	200	199,500
Province of British Columbia Canada, 2.85%, 6/15/15	150	158,655
Province of Manitoba Canada, 1.38%, 4/28/14	250	253,390
Province of Nova Scotia Canada, 2.38%, 7/21/15	200	209,220
Province of Ontario Canada:
4.10%, 6/16/14	250	263,494
2.30%, 5/10/16	100	105,200
4.40%, 4/14/20 (a)	200	235,530
Province of Quebec Canada, 5.00%, 3/01/16	350	397,215
Republic of Korea, 5.75%, 4/16/14	250	265,296
South Africa Government International Bond, 4.67%, 1/17/24 (a)	200	226,000
Uruguay Government International Bond, 8.00%, 11/18/22	150	217,800
Total Foreign Agency Obligations — 2.3%		11,128,173

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 1.6%
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class AM, 5.72%, 6/11/40 (d)	700	787,986
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	600	688,266
CS First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, 5.42%, 5/15/36 (d)	500	524,812
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A7A, 4.97%, 7/10/45 (d)	1,000	1,097,484
Greenwich Capital Commercial Funding Corp.:
Series 2007-GG11, Class A4, 5.74%, 12/10/49	350	412,581
Series 2007-GG9, Class A4, 5.44%, 3/10/39	200	230,344
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.79%, 8/10/45 (d)	300	345,872

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	27

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Commercial Mortgage-Backed Securities (concluded)
JP Morgan Chase Commercial Mortgage Securities Corp.:
Series 2005-LDP1, Class A4, 5.04%, 3/15/46 (d)	$1,050	$1,135,336
Series 2006-LDP9, Class A3, 5.34%, 5/15/47	900	1,029,585
Series 2011-C5, Class A3, 4.17%, 8/15/46	650	740,273
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.37%, 3/15/36	500	517,783
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A3, 5.92%, 2/15/51 (d)	410	429,249

		7,939,571
Total Non-Agency Mortgage-Backed Securities — 1.6%		7,939,571

Preferred Securities
Capital Trusts — 0.0%
Insurance — 0.0%
Chubb Corp. (The), 6.00%, 5/11/37	50	65,245
Total Preferred Securities — 0.0%		65,245

Taxable Municipal Bonds
Bay Area Toll Authority, 7.04%, 4/01/41	100	144,038
Chicago Transit Authority, Series A, 6.90%, 12/01/40	100	120,033
City of New York, Series G, 5.97%, 3/01/36	100	126,954
City of San Antonio TX, 4.43%, 2/01/42	100	106,657
Commonwealth of Massachusetts, 5.46%, 12/01/39	100	124,435
County of Sonoma CA, 6.00%, 12/01/29	100	112,321
Illinois State Toll Highway Authority, 5.85%, 12/01/34	100	124,157
Los Angeles Community College District, GO, Unlimited, Build America Bonds, 6.75%, 8/01/49	50	68,675
Los Angeles Department of Water & Power, 5.72%, 7/01/39	100	124,842
Los Angeles Unified School District, 6.76%, 7/01/34	150	198,466
Massachusetts School Building Authority, 5.72%, 8/15/39	100	127,738
Metropolitan Transportation Authority, RB, Build America Bonds, 6.69%, 11/15/40	50	64,002
Metropolitan Water Reclamation District of Greater Chicago, 5.72%, 12/01/38	150	193,979
New Jersey Economic Development Authority, 7.43%, 2/15/29	200	255,720
New Jersey State Turnpike Authority, RB:
4.25%, 1/01/16	155	160,935
7.41%, 1/01/40	100	146,517
New York City Municipal Water Finance Authority, 5.95%, 6/15/41	100	137,279
New York State Dormitory Authority, 5.43%, 3/15/39	135	160,800

Taxable Municipal Bonds	Par (000)	Value

Ohio State Water Development Authority, Water Pollution Control, RB, Build America Bonds, 4.88%, 12/01/34	$100	$115,298
Port Authority of New York & New Jersey, 5.86%, 12/01/24	100	126,967
San Francisco City & County Public Utilities Commission Revenue, 6.95%, 11/01/31	100	140,835
Santa Clara Valley Transportation Authority, 5.88%, 4/01/32	100	120,109
State of California:
7.50%, 4/01/34	100	138,710
7.55%, 4/01/39	175	251,121
7.60%, 11/01/40	200	292,390
State of Connecticut, 5.09%, 10/01/30	150	170,357
State of Illinois, GO, Unlimited:
5.67%, 3/01/18	200	227,296
5.10%, 6/01/33	200	197,328
State of Texas, GO, Build America Bonds, 5.52%, 4/01/39	100	129,943
State of Washington, 5.48%, 8/01/39	100	125,053
Texas Transportation Commission, 5.18%, 4/01/30	100	120,572
Total Taxable Municipal Bonds — 1.0%		4,653,527

US Government Sponsored Agency Securities
Agency Obligations — 4.6%
Fannie Mae:
0.50%, 9/19/14	1,000	1,000,777
0.50%, 7/02/15 (a)	2,000	2,006,964
0.60%, 8/20/15	2,200	2,201,188
0.88%, 12/20/17 (a)	2,500	2,504,882
1.13%, 4/27/17 (a)	2,310	2,352,243
1.63%, 10/26/15	350	362,079
2.38%, 7/28/15 (a)	600	630,814
2.75%, 2/05/14	300	308,593
6.63%, 11/15/30	149	226,928
Federal Home Loan Banks:
0.38%, 1/29/14	3,300	3,306,517
5.50%, 8/13/14 (a)	425	461,392
5.50%, 7/15/36	100	137,593
Financing Corp., 8.60%, 9/26/19	200	287,969
Freddie Mac:
1.25%, 10/02/19 (a)	700	697,952
1.75%, 9/10/15	1,500	1,554,955
1.75%, 5/30/19 (a)	420	434,474
2.00%, 8/25/16	750	789,327
2.38%, 1/13/22	420	438,764
4.50%, 1/15/14	700	731,096
4.88%, 6/13/18 (a)	250	301,792
6.25%, 7/15/32	150	223,252
6.75%, 3/15/31	500	768,442
Tennessee Valley Authority:
3.50%, 12/15/42	140	139,124
6.25%, 12/15/17	400	504,349

		22,371,466

See Notes to Financial Statements.

28	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

US Government Sponsored Agency Securities	Par (000)	Value

Mortgage-Backed Securities — 31.4%
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/28 (g)	$2,000	$2,091,250
2.52%, 8/01/42	479	501,140
2.77%, 8/01/41 (d)	208	217,084
3.00%, 1/01/28 — 1/01/43 (g)	6,918	7,277,305
3.18%, 11/01/40 (d)	101	106,477
3.50%, 2/01/26 — 1/01/43 (g)	16,806	17,944,318
4.00%, 10/01/25 — 1/01/43 (g)	15,167	16,306,200
4.50%, 5/01/24 — 1/01/43 (g)	12,047	13,027,744
5.00%, 1/01/19 — 1/01/43 (g)	9,380	10,181,956
5.50%, 6/01/25 — 1/01/43 (g)	6,486	7,059,049
6.00%, 3/01/34 — 1/01/43 (g)	7,532	8,236,811
6.50%, 7/01/32	425	484,428
7.00%, 2/01/32	91	108,477
Freddie Mac Mortgage-Backed Securities:
2.50%, 1/01/28 (g)	1,000	1,043,594
3.00%, 3/01/27 — 1/01/43 (g)	3,491	3,662,431
3.25%, 8/01/41 (d)	141	148,002
3.50%, 3/01/32 — 1/01/43 (g)	4,064	4,339,752
3.68%, 9/01/40 (d)	165	175,050
4.00%, 5/01/19 — 1/01/43 (g)	7,639	8,150,388
4.50%, 4/01/18 — 1/01/43 (g)	6,954	7,474,895
5.00%, 10/01/18 — 1/01/43 (g)	3,009	3,245,539
5.06%, 7/01/38 (d)	195	206,328
5.50%, 6/01/35 — 1/01/43 (g)	3,435	3,715,490
6.50%, 6/01/31	142	162,138
8.00%, 12/01/24	332	396,140
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/01/43 (g)	1,000	1,062,813
3.50%, 4/20/42 — 1/01/43 (g)	8,820	9,591,970
4.00%, 3/15/41 — 1/01/43 (g)	6,278	6,872,377
4.50%, 7/15/39 — 1/01/43 (g)	7,151	7,855,398
5.00%, 11/15/39 — 1/01/43 (g)	5,941	6,507,421
5.50%, 12/15/32 — 1/01/43 (g)	1,218	1,338,511
6.00%, 3/15/35 — 10/20/38	1,045	1,168,096
6.50%, 9/15/36	354	416,997
7.50%, 12/15/23	365	398,222

		151,473,791
Total US Government Sponsored Agency Securities – 36.1%		173,845,257

US Treasury Obligations
US Treasury Bonds:
8.75%, 5/15/17 (a)	2,100	2,839,595
8.75%, 5/15/20 (a)	500	767,851
8.75%, 8/15/20 (a)	400	619,250
6.25%, 8/15/23 (a)	450	645,187
7.63%, 2/15/25 (a)	375	604,688
6.50%, 11/15/26	1,500	2,277,891
6.13%, 11/15/27 (a)	780	1,158,787
6.25%, 5/15/30 (a)	1,100	1,700,875
5.38%, 2/15/31 (a)	350	499,625
4.50%, 2/15/36 (a)	1,166	1,534,566
5.00%, 5/15/37 (a)	500	705,469
3.50%, 2/15/39	3,300	3,730,548
4.25%, 5/15/39	25	31,895
4.38%, 11/15/39 (a)	300	390,281
4.63%, 2/15/40 (a)	730	986,299
4.38%, 5/15/40	250	325,430

US Treasury Obligations	Par (000)	Value

US Treasury Bonds :
3.88%, 8/15/40 (a)	$360	$432,675
4.25%, 11/15/40 (a)	1,428	1,823,377
4.75%, 2/15/41 (a)	200	275,719
4.38%, 5/15/41	610	794,715
3.75%, 8/15/41 (a)	1,550	1,821,734
3.13%, 11/15/41 (a)	400	418,688
3.13%, 2/15/42	3,850	4,025,656
3.00%, 5/15/42	480	489,000
2.75%, 8/15/42 (a)	750	724,219
US Treasury Notes:
0.25%, 1/31/14	9,400	9,405,875
4.75%, 5/15/14 (a)	2,525	2,680,840
0.25%, 5/31/14	11,000	11,005,159
0.75%, 6/15/14 (a)	1,350	1,360,494
0.50%, 8/15/14	1,750	1,757,656
2.38%, 8/31/14 (a)	950	983,621
0.25%, 9/30/14 (a)	1,000	1,000,234
0.50%, 10/15/14 (a)	1,500	1,506,796
2.38%, 10/31/14	2,500	2,596,290
0.38%, 11/15/14 (a)	1,250	1,252,930
0.25%, 12/15/14	2,550	2,550,000
0.25%, 1/15/15	700	699,782
0.25%, 2/15/15	1,750	1,749,179
2.50%, 4/30/15	2,690	2,827,023
0.25%, 5/15/15	17,250	17,228,437
1.88%, 6/30/15	1,000	1,038,750
1.75%, 7/31/15 (a)	750	777,421
0.25%, 8/15/15	4,500	4,491,913
0.25%, 9/15/15	1,500	1,496,718
1.25%, 9/30/15	6,400	6,560,000
4.50%, 11/15/15	6,500	7,267,812
2.00%, 1/31/16	400	419,781
4.50%, 2/15/16	1,200	1,352,531
2.13%, 2/29/16	600	632,672
2.00%, 4/30/16	1,679	1,766,491
5.13%, 5/15/16 (a)	250	289,063
1.50%, 6/30/16	500	518,281
1.50%, 7/31/16 (a)	550	570,281
4.63%, 11/15/16	250	289,297
2.75%, 11/30/16	850	923,312
0.88%, 12/31/16	250	253,438
0.88%, 1/31/17	800	810,625
4.63%, 2/15/17	650	757,656
0.88%, 2/28/17	1,950	1,975,594
0.63%, 5/31/17	13,500	13,521,087
2.50%, 6/30/17	2,290	2,480,892
0.50%, 7/31/17	900	894,586
4.75%, 8/15/17 (a)	1,300	1,543,446
1.88%, 8/31/17 (a)	370	390,784
1.88%, 9/30/17	2,800	2,956,626
2.75%, 2/28/18 (a)	1,300	1,432,031
4.00%, 8/15/18	500	587,500
1.38%, 9/30/18	600	616,781
1.75%, 10/31/18	250	262,188
1.38%, 12/31/18	1,030	1,056,796
1.25%, 1/31/19 (a)	1,200	1,221,750
1.38%, 2/28/19	12,000	12,297,192
1.25%, 4/30/19	2,800	2,842,218
1.13%, 5/31/19	1,880	1,891,897

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	29

Schedule of Investment (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value

0.88%, 7/31/19	$1,500	$1,481,484
1.00%, 8/31/19	2,300	2,286,524
1.25%, 10/31/19	600	604,969
3.38%, 11/15/19	1,100	1,264,743
1.13%, 12/31/19	1,500	1,494,375
3.63%, 2/15/20	500	584,219
2.63%, 8/15/20 (a)	750	823,594
3.63%, 2/15/21 (a)	110	129,121
2.13%, 8/15/21 (a)	450	473,063
2.00%, 11/15/21 (a)	1,350	1,401,153
1.75%, 5/15/22	900	907,805
1.63%, 8/15/22 (a)	1,000	993,438
1.63%, 11/15/22	2,000	1,975,624
Total US Treasury Obligations — 37.1%		178,835,858
Total Long-Term Investments (Cost — $ 475,966,842) — 101.3%		487,813,779

Short-Term Securities	Shares
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (b)(h)(i)	116,012,563	116,012,563
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (b)(h)(i)	9,170,036	9,170,036
Total Short-Term Securities (Cost — $125,182,599) — 26.0%		125,182,599
Total Investments Before TBA Sale Commitments (Cost — $601,149,441*) — 127.3%		612,996,378

TBA Sale Commitments (g)	Par (000)	Value

Fannie Mae Mortgage-Backed Securities:
3.50%, 01/01/28 — 1/01/43	$1,700	$(1,812,625)
Fannie Mae Mortgage-Backed Securities:
4.00%, 1/01/43	3,000	(3,213,750)
Freddie Mac Mortgage-Backed Securities:
4.00%, 1/01/43	1,900	(2,028,250)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/01/43	2,600	(2,827,406)
Total TBA Sale Commitments (Proceeds — $9,892,337) — (2.1) %		(9,882,031)
Total Investments, Net of TBA Sale Commitments — 125.2%		603,114,347
Liabilities in Excess of Other Assets — (25.2)%		(121,541,912)

Net Assets — 100.0%		$481,572,435

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$601,150,238

Gross unrealized appreciation	$12,347,597
Gross unrealized depreciation	(501,457)

Net unrealized appreciation	$11,846,140

(a)	Security, or a portion of security, is on loan.

(b)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/Shares Held at December 31, 2011	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at December 31, 2012	Value at December 31, 2012	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	25,385,409	90,627,154	[1]	—	116,012,563	$116,012,563	$200,266
BlackRock Cash Funds:
Prime, SL Agency Shares	5,275,209	3,894,827	[1]	—	9,170,036	$9,170,036	$10,243
PNC Funding Corp.,
5.63%, 2/01/17	150	—		—	150	$173,187	$8,438
3.30%, 3/08/22	—	150		—	150	$158,132	$2,705

[1]	Represents net shares purchased.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

See Notes to Financial Statements.

30	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Schedule of Investment (continued)	Bond Index Master Portfolio

(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	$525,000	$2,188
BNP Paribas SA	$16,094	$(469)
Citigroup, Inc.	$2,179,531	$(4,375)
Credit Suisse Securities	$6,906,219	$8,258
Deutsche Bank Group AG	$11,672,688	$(19,016)
Jefferies Group, Inc.	$(1,067,500)	$1,719
Goldman Sachs Group, Inc.	$12,787,828	$4,656
JPMorgan Chase & Co.	$22,156,297	$33,094
Morgan Stanley	$4,264,640	$3,235
Nomura Trust and Banking Co., Ltd	$3,631,688	$5,319
R.B.C. Dominion Securities	$(1,086,563)	$(391)
RBS Securities	$8,472,531	$1,489
UBS AG	$(3,230,313)	$949
Wells Fargo & Co.	$8,492,969	$11,406

(h)	All or a portion of security was purchased with the cash collateral from loaned securities.

(i)	Represents the current yield as of report date.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	31

Schedule of Investment (concluded)	Bond Index Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]:
Asset-Backed Securities	—	$1,734,154	—	$1,734,154
Corporate Bonds	—	109,611,994	—	109,611,994
Foreign Agency Obligations	—	11,128,173	—	11,128,173
Non-Agency Mortgage-Backed Securities	—	7,939,571	—	7,939,571
Preferred Securities	—	65,245	—	65,245
Taxable Municipal Bonds	—	4,653,527	—	4,653,527
US Government Sponsored Agency Securities	—	173,845,257	—	173,845,257
US Treasury Obligations	—	178,835,858	—	178,835,858
Short-Term Securities	$125,182,599	—	—	125,182,599
Liabilities:
TBA Sale Commitments	—	(9,882,031)	—	(9,882,031)

Total	$125,182,599	$477,931,748	—	$603,114,347

[1]	See above Schedule of Investments for values in each sector and industry.

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $42,621,513 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

32	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Statement of Assets and Liabilities	Bond Index Master Portfolio

December 31, 2012

Assets
Investments at value — unaffiliated (including securities loaned of $41,414,310) (cost — $475,665,706)	$487,482,460
Investments at value — affiliated (cost — $125,483,735)	125,513,918
TBA sale commitments receivable	9,892,337
Contributions receivable from investors	5,234,007
Interest receivable	2,472,800
Investments sold receivable	9,328
Securities lending income receivable — affiliated	3,562

Total assets	630,608,412

Liabilities
Collateral on securities loaned at value	42,621,513
Investments purchased payable	96,468,530
TBA sale commitments at value (proceeds — $9,892,337)	9,882,031
Investment advisory fees payable	27,249
Professional fees payable	34,819
Trustees’ fees payable	1,835

Total liabilities	149,035,977

Net Assets	$481,572,435

Net Assets Consist of
Investors’ capital	$469,725,498
Net unrealized appreciation/depreciation	11,846,937

Net Assets	$481,572,435

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	33

Statement of Operations	Bond Index Master Portfolio

Year Ended December 31, 2012

Investment Income
Securities lending — affiliated — net	$47,609
Income — affiliated	174,043
Interest	6,329,172

Total income	6,550,824

Expenses
Investment advisory	270,348
Professional	35,028
Independent Trustees	7,124

Total expenses	312,500
Less fees waived by Manager	(42,152)

Total expenses after fees waived	270,348

Net investment income	6,280,476

Realized and Unrealized Gain
Net realized gain from investments — unaffiliated	1,632,196
Net change in unrealized appreciation on investments	4,372,890

Total realized and unrealized gain	6,005,086

Net Increase in Net Assets Resulting from Operations	$12,285,562

See Notes to Financial Statements.

34	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Statements of Changes in Net Assets	Bond Index Master Portfolio

	Year Ended December 31,
Increase in Net Assets:	2012	2011

Operations
Net investment income	$6,280,476	$3,598,436
Net realized gain	1,632,196	830,872
Net change in unrealized appreciation/depreciation	4,372,890	3,730,381

Net increase in net assets resulting from operations	12,285,562	8,159,689

Capital Transactions
Proceeds from contributions	400,532,855	36,757,406
Value of withdrawals	(58,730,429)	(15,921,683)

Net increase in net assets derived from capital transactions	341,802,426	20,835,723

Net Assets
Total increase in net assets	354,087,988	28,995,412
Beginning of year	127,484,447	98,489,035

End of year	$481,572,435	$127,484,447

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	35

Financial Highlights	Bond Index Master Portfolio

	Year Ended December 31,
	2012	2011		2010		2009		2008

Total Investment Return
Total investment return	4.06%	7.67%		6.94%		5.36%		6.06%

Ratios to Average Net Assets
Total expenses	0.09%	0.13%		0.10%		0.09%		0.10%

Total expenses after fees waived	0.08%	0.08%		0.08%		0.08%		0.08%

Net investment income	1.86%	3.36%		3.80%		4.20%		4.99%

Supplemental Data
Net assets, end of year (000)	$481,572	$127,484		$98,489		$156,465		$133,478

Portfolio turnover	436%	122%	[1]	59%	[2]	103%	[3]	89%

[1]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%

[2]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 54%

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

36	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements	Bond Index Master Portfolio

1. Organization and Significant Accounting Policies:

Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	37

Notes to Financial Statements (continued)	Bond Index Master Portfolio

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Master Portfolio may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls and TBA sale commitments), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would

38	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	Bond Index Master Portfolio

otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. BlackRock’s indemnity allows for full replacement of securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master

Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (the “Manager”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	39

Notes to Financial Statements (continued)	Bond Index Master Portfolio

provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays the Manager a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.08%.

MIP entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”) (“The Administrator”) which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. Effective July 1, 2012 BlackRock Advisors, LLC (“BAL”) replaced BTC as the Master Portfolio’s administrator.

BAL and previously BTC are not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL and previously BTC are entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL and previously BTC (or an affiliate) receive investment advisory fees from the Master Portfolio.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BAL by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2013. The amount of the waiver, if any, is shown as fees waived by Manager in the Statement of Operations.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BAL, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Porfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending – affiliated – net in the Statement of Operations. For the year ended December 31, 2012, BTC received $25,701 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments including paydowns and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2012, were $1,577,393,501 and $1,413,218,123 respectively.

Purchases and sales of US government securities for the Master Portfolio for the year ended December 31, 2012, were $251,208,711 and $54,774,392, respectively.

4. Borrowings:

The Master Portfolio, along with certain other funds managed by the manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allo-

40	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	Bond Index Master Portfolio

cated to the Master Portfolio based on its net assets as of October 31, 2012. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2012.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	41

Report of Independent Registered Public Accounting Firm	Bond Index Master Portfolio

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Bond Index Master Portfolio , a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public

Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

42	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	43

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

44	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
* Officers of the Trust/MIP serve at the pleasure of the Board.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

				Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	45

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s/Master Portfolio’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s/Master Portfolio’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund’s/Master Portfolio’s will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund’s/Master Portfolio’s at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

46	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others;

(iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites. BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012	47

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

48	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

# BINF-12/12-AR

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock S&P 500 Stock Fund  |  of BlackRock Funds III

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2012	BlackRock S&P 500 Stock Fund

Investment Objective

BlackRock S&P 500 Stock Fund’s (the “Fund”), a series of BlackRock Funds III, (the “Trust”) investment objective is to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

•	On May 16, 2012, the Board of Trustees of the Trust approved separate plans of reorganization whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., and BlackRock Index Equity Portfolio (“Index Equity Portfolio”), a series of BlackRock FundsSM, (each, a “Target Fund”) in exchange for newly issued shares of the Fund. Each Target Fund reorganization is subject to shareholder approval by each Target Fund’s shareholders and certain other conditions. Shareholders of the Index Equity Portfolio approved its reorganization on November 9, 2012. Each Target Fund invests all of its assets in Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”). Each Target Fund reorganization remains contingent on the completion of the reorganization of the Target Master Portfolio with S&P 500® Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (the “Master Reorganization”). On December 12, 2012, the Master Reorganization was approved by the shareholders of each feeder fund of the Target Master Portfolio. However, the Master Reorganization is not expected to close until the reorganization of the S&P 500 Index Fund with the Fund (the “S&P 500 Fund Reorganization”) is approved by S&P 500 Index Fund’s shareholders. If the S&P 500 Fund Reorganization is not approved, the Board of each Target Fund and the Target Master Portfolio will consider other options, including whether to proceed with the reorganizations or other alternatives. If the S&P 500 Fund Reorganization is approved, each reorganization is expected to contemporaneously close in 2013.

How did the Fund perform?

•	For the 12 months ended December 31, 2012, the Fund returned 15.85% while the benchmark S&P 500® Index returned 16.00%. The S&P 500® Index is an unmanaged index that covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing 75% of NYSE market capitalization and 30% of NYSE issues.

•	The return for the Fund differs from the benchmark index based on Fund expenses. The Fund invests all of its assets in the Master Portfolio.

Describe the market environment.

•	Following a tumultuous 2011, equity markets began the new year with a strong rally amid lower volatility. The debt situation in Europe had stabilized and global liquidity conditions improved as the ECB implemented its long-term refinancing operations. Positive economic indicators out of the United States brightened the outlook for the world economy and equities moved boldly higher through the first two months of 2012.

•	A flare-up in the European debt crisis halted the rally in the spring. Political instability in Greece caused anxiety about whether the country would continue its membership in the eurozone. Spain faced severe deficit and policymaking issues and a liquidity crisis in the nation’s banks. Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Many European countries fell into recession. In the United States, disappointing jobs reports signaled that the recovery was losing steam. US equities gave back half of their year-to-date gains by the end of May.

•	As the global economic picture dimmed, investors grew increasingly optimistic that the world’s central banks would intervene to stimulate growth. Meanwhile, European leaders took meaningful steps toward fiscal integration in the euro currency bloc. These positive themes drove a powerful equity rebound in June. In July, ECB president Mario Draghi boosted investor confidence by stating that the ECB was committed to do “whatever it takes” to hold the eurozone together. This assurance, along with growing hopes for additional central bank stimulus, overshadowed concerns about the dreary economic landscape and US stocks continued their advance through the third quarter. In September, the ECB announced its decision to backstop eurozone governments with unlimited purchases of short-term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus program involving purchases of agency mortgage-backed securities.

•	Concerns about the world economy resurfaced in the fall amid political uncertainty in key nations. Global trade slowed as Europe’s recession deepened, US growth remained lackluster and growth continued to decelerate in China, where a once-in-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts set to take effect at the beginning of 2013, known as the “fiscal cliff,” threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that political gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in equity markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the fiscal cliff with a last-minute tax deal, spurring relief rallies in stock markets globally. However, relief from US fiscal worries was only partial as decisions relating to spending cuts and the national debt ceiling remained pending as financial markets closed for the year. Despite a downtrodden economic environment and a suspenseful lead-up to the US fiscal cliff deadline, US stock prices moved higher through the final months of 2012 as investors took on more risk to achieve meaningful returns in the low interest rate environment.

Describe recent portfolio activity.

•	During the period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Total Return Based on a $10,000 Investment

[1]	The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of large companies located in the United States.

[2]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (the “NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended December 31, 2012

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years	10 Years
BlackRock S&P 500 Stock Fund	5.89%	15.85%	1.58%	6.96%
S&P 500® Index	5.95	16.00	1.66	7.10

See “About Fund Performance” on page 6 for further information on how performance was calculated.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[4]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[3]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[3]	Annualized Expense Ratio
BlackRock S&P 500 Stock Fund	$1,000.00	$1,058.90	$0.93	$1,000.00	$1,024.24	$0.92	0.18%

[3]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[4]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	5

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the preceding page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to an index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

6	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Statement of Assets and Liabilities	BlackRock S&P 500 Stock Fund

December 31, 2012

Assets
Investments at value — S&P 500 Master Portfolio (cost — $397,128,705)	$380,124,978
Capital shares sold receivable	1,770,293

Total assets	381,895,271

Liabilities
Contributions payable to the Master Portfolio	1,232,488
Capital shares redeemed payable	537,805
Administration fees payable	40,388
Professional fees payable	18,567

Total liabilities	1,829,248

Net Assets	$380,066,023

Net Assets Consist of
Paid-in capital	$670,413,667
Undistributed net investment income	392,940
Accumulated net realized loss	(273,736,857)
Net unrealized appreciation/depreciation	(17,003,727)

Net Assets	$380,066,023

Net Asset Value
Based on net assets of $380,066,023 and 2,221,048 shares outstanding, unlimited number of shares authorized, no par value	$171.12

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	7

Statement of Operations	BlackRock S&P 500 Stock Fund

Year Ended December 31, 2012

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$7,774,621
Securities lending — affiliated — net	84,277
Dividends — affiliated	51,362
Income — affiliated	18,092
Interest	332
Foreign taxes withheld	(4,748)
Expenses	(217,988)
Fees waived	47,343

Total income	7,753,291

Fund Expenses
Administration	442,203
Reorganization costs	265,471
Professional	19,356

Total expenses	727,030
Less reorganization costs reimbursed	(265,471)
Less fees waived by administrator	(19,356)

Total expenses after fees waived	442,203

Net investment income	7,311,088

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized gain from investments, redemptions-in-kind and financial futures contracts	79,014,593
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	(42,974,624)

Total realized and unrealized gain	36,039,969

Net Increase in Net Assets Resulting from Operations	$43,351,057

See Notes to Financial Statements.

8	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Statements of Changes in Net Assets	BlackRock S&P 500 Stock Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$7,311,088	$5,227,745
Net realized gain (loss)	79,014,593	(16,427,086)
Net change in unrealized appreciation/depreciation	(42,974,624)	18,093,455

Net increase in net assets resulting from operations	43,351,057	6,894,114

Dividends and Distributions to Shareholders From[1]
Net investment income	(6,997,048)	(5,150,567)
Tax return of capital	—	(45,376)

Decrease in net assets resulting from dividends and distributions to shareholders	(6,997,048)	(5,195,943)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	88,431,939	(24,079,131)

Net Assets
Total increase (decrease) in net assets	124,785,948	(22,380,960)
Beginning of year	255,280,075	277,661,035

End of year	$380,066,023	$255,280,075

Undistributed net investment income	$392,940	$97,637

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	9

Financial Highlights	BlackRock S&P 500 Stock Fund

	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$150.57		$150.60		$133.49	$107.85	$175.47

Net investment income	3.57	[1]	2.97	[1]	2.55 [1]	2.50 [1]	3.28
Net realized and unrealized gain (loss)	20.23		(0.05)		17.10	25.60	(67.60)

Net increase (decrease) from investment operations	23.80		2.92		19.65	28.10	(64.32)

Dividends and distributions from:[2]
Net investment income	(3.25)		(2.92)		(2.54)	(2.46)	(3.27)
Tax return of capital	—		(0.03)		—	—	(0.03)

Total dividends and distributions	(3.25)		(2.95)		(2.54)	(2.46)	(3.30)

Net asset value, end of year	$171.12		$150.57		$150.60	$133.49	$107.85

Total Investment Return[3]
Based on net asset value	15.85%		2.00%		14.91%	26.48%	(37.01)%

Ratios to Average Net Assets[4]
Total expenses	0.26%	[5]	0.19%	[6]	0.21%	0.21%	0.21%

Total expenses after fees waived	0.18%	[5]	0.18%	[6]	0.20%	0.20%	0.20%

Net investment income	2.15%	[5]	1.95%	[6]	1.87%	2.20%	2.16%

Supplemental Data
Net assets, end of year (000)	$380,066		$255,280		$277,661	$215,333	$169,425

Portfolio turnover of the Master Portfolio	10%		5%		9%	5%	8%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

10	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Notes to Financial Statements	BlackRock S&P 500 Stock Fund

1. Organization and Significant Accounting Policies:

BlackRock S&P 500 Stock Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2012 was 22.13%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Reorganization: On May 16, 2012, the Board of Trustees of the Trust approved separate plans of reorganization whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., and BlackRock Index Equity Portfolio (“Index Equity Portfolio”), a series of BlackRock FundsSM, (each, a “Target Fund”) in exchange for newly issued shares of the Fund. Each Target Fund reorganization is subject to shareholder approval by each Target Fund’s shareholders and certain other conditions. Shareholders of the Index Equity Portfolio approved its reorganization on November 9, 2012. Each Target Fund invests all of its assets in Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”). Each Target Fund reorganization remains contingent on the completion of the reorganization of the Target Master Portfolio with S&P 500® Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (the “Master Reorganization”). On December 12, 2012, the Master Reorganization was approved by the shareholders of each feeder fund of the Target Master Portfolio. However, the Master Reorganization is not expected to close until the reorganization of the S&P 500 Index Fund with the Fund (the “S&P 500 Fund Reorganization”) is approved by S&P 500 Index Fund’s shareholders. If the S&P 500 Fund Reorganization is not approved, the board of each Target Fund and the Target Master Portfolio will consider other options, including whether to proceed with the reorganizations or other alternatives.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses.

Redemptions-In-Kind: The Fund satisfied certain redemptions in investors’ capital through a redemption-in-kind of securities and cash received from the Master Portfolio upon its redemption from the Master Portfolio. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemptions-in-kind transactions in the Statement of Operations.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	11

Notes to Financial Statements (continued)	BlackRock S&P 500 Stock Fund

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BTC is entitled to receive for these administration services an annual fee of 0.13% based on the average daily net assets of the Fund. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as the Fund’s administrator and entered into an Administration Agreement with the Trust, on behalf of the Fund, on similar terms.

From time to time, BAL, and previously BTC, may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL, and previously BTC, may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL, and previously BTC, has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2013.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to the accounting for real estate investment trusts, the sale of securities with a different book and tax basis, the sale of contributed securities, redemptions in-kind and expirations of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$68,893,206
Undistributed net investment income	$(18,737)
Accumulated net realized loss	$(68,874,469)

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

	12/31/12	12/31/11
Ordinary income	$6,997,048	$5,150,567
Tax return of capital	—	45,376

Total	$6,997,048	$5,195,943

As of December 31, 2012, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$288,168
Capital loss carryforwards	(200,462,533)
Net unrealized losses[1]	(90,173,279)

Total	$(290,347,644)

[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the timing and recognition of partnership income.

As of December 31, 2012, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2013	$21,068,838
2014	31,394,394
2015	18,209,355
2016	55,579,530
2017	21,080,621
2018	29,366,509
No expiration date[2]	23,763,286

Total	$200,462,533

[2]	Must be utilized prior to losses subject to expiration.

4. Capital Share Transactions:

Transactions in capital shares for the Fund were as follows:

	Year Ended December 31, 2012
	Shares	Amount
Shares sold	1,418,484	$234,352,984
Shares issued to shareholders in reinvestment of dividends	23,353	3,950,755
Shares redeemed	(916,170)	(149,871,800)

Net increase (decrease)	525,667	$88,431,939

	Year Ended December 31, 2011
	Shares	Amount
Shares sold	452,342	$68,863,218
Shares issued to shareholders in reinvestment of dividends	30,661	4,567,355
Shares redeemed	(631,334)	(97,509,704)

Net increase (decrease)	(148,331)	$(24,079,131)

12	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	BlackRock S&P 500 Stock Fund

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	13

Report of Independent Registered Public Accounting Firm	BlackRock S&P 500 Stock Fund

To the Shareholders and Board of Trustees of BlackRock Funds III:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “Trust”), at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2012.

January 2012 - December 2012
Qualified Dividend Income for Individuals[1]	91.58%

Dividends Qualifying for the Dividend Received Deductions for Corporations[1]	89.19%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

14	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Master Portfolio Information	S&P 500 Stock Master Portfolio

As of December 31, 2012

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	4%
Exxon Mobil Corp.	3
General Electric Co.	2
Chevron Corp.	2
International Business Machines Corp.	2
Microsoft Corp.	2
Johnson & Johnson	2
AT&T, Inc.	2
Google, Inc., Class A	1
The Procter & Gamble Co.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	16
Health Care	12
Consumer Discretionary	11
Energy	11
Consumer Staples	11
Industrials	10
Materials	4
Utilities	3
Telecommunication Services	3

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	15

Schedule of Investments December 31, 2012	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.3%
The Boeing Co.	88,987	$6,706,060
General Dynamics Corp.	43,507	3,013,730
Honeywell International, Inc.	102,715	6,519,321
L-3 Communications Holdings, Inc.	12,365	947,406
Lockheed Martin Corp. (a)	35,229	3,251,284
Northrop Grumman Corp.	32,222	2,177,563
Precision Castparts Corp.	19,080	3,614,134
Raytheon Co.	43,299	2,492,290
Rockwell Collins, Inc. (a)	18,427	1,071,899
Textron, Inc.	36,947	915,916
United Technologies Corp.	110,568	9,067,682

		39,777,285
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	21,098	1,333,816
Expeditors International of Washington, Inc.	27,431	1,084,896
FedEx Corp.	38,294	3,512,326
United Parcel Service, Inc., Class B (a)	93,865	6,920,666

		12,851,704
Airlines — 0.1%
Southwest Airlines Co.	96,660	989,798
Auto Components — 0.3%
BorgWarner, Inc. (b)	15,330	1,097,935
Delphi Automotive Plc (b)	38,694	1,480,045
The Goodyear Tire & Rubber Co. (b)	32,127	443,674
Johnson Controls, Inc.	89,658	2,752,500

		5,774,154
Automobiles — 0.5%
Ford Motor Co.	499,900	6,473,705
Harley-Davidson, Inc.	29,719	1,451,476

		7,925,181
Beverages — 2.3%
Beam, Inc.	20,846	1,273,482
Brown-Forman Corp., Class B	19,828	1,254,121
The Coca-Cola Co.	505,917	18,339,491
Coca-Cola Enterprises, Inc.	35,458	1,125,082
Constellation Brands, Inc., Class A (b)	19,825	701,607
Dr. Pepper Snapple Group, Inc. (a)	27,344	1,208,058
Molson Coors Brewing Co., Class B	20,392	872,574
Monster Beverage Corp. (b)	19,595	1,036,184
PepsiCo, Inc.	202,894	13,884,036

		39,694,635
Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc. (b)	25,466	2,388,966
Amgen, Inc.	100,660	8,688,971
Biogen Idec, Inc. (b)	31,020	4,549,703
Celgene Corp. (b)	55,501	4,369,039
Gilead Sciences, Inc. (b)	99,344	7,296,817

		27,293,496
Building Products — 0.0%
Masco Corp. (a)	46,647	777,139
Capital Markets — 1.9%
Ameriprise Financial, Inc.	27,028	1,692,764
The Bank of New York Mellon Corp.	153,344	3,940,941
BlackRock, Inc. (a)(c)	16,465	3,403,480
The Charles Schwab Corp.	143,722	2,063,848
Capital Markets (concluded)
E*Trade Financial Corp. (b)	33,617	$300,872
Franklin Resources, Inc.	18,082	2,272,907
The Goldman Sachs Group, Inc.	57,951	7,392,229
Invesco Ltd.	58,350	1,522,351
Legg Mason, Inc. (a)	15,460	397,631
Morgan Stanley	181,190	3,464,353
Northern Trust Corp.	28,648	1,436,984
State Street Corp.	61,006	2,867,892
T. Rowe Price Group, Inc.	33,405	2,175,668

		32,931,920
Chemicals — 2.5%
Air Products & Chemicals, Inc.	27,899	2,344,074
Airgas, Inc.	9,204	840,233
CF Industries Holdings, Inc.	8,239	1,673,835
The Dow Chemical Co.	157,233	5,081,771
E.I. du Pont de Nemours & Co.	122,260	5,498,032
Eastman Chemical Co. (a)	20,094	1,367,397
Ecolab, Inc.	34,554	2,484,433
FMC Corp. (a)	17,960	1,051,019
International Flavors & Fragrances, Inc. (a)	10,697	711,778
LyondellBasell Industries NV, Class A	49,762	2,840,913
Monsanto Co.	70,096	6,634,586
The Mosaic Co.	36,282	2,054,650
PPG Industries, Inc.	20,102	2,720,806
Praxair, Inc. (a)	39,008	4,269,426
The Sherwin-Williams Co.	11,215	1,725,091
Sigma-Aldrich Corp. (a)	15,804	1,162,858

		42,460,902
Commercial Banks — 2.7%
BB&T Corp.	91,711	2,669,707
Comerica, Inc.	25,038	759,653
Fifth Third Bancorp (a)	117,850	1,790,141
First Horizon National Corp. (a)	32,505	322,124
Huntington Bancshares, Inc. (a)	112,187	716,875
KeyCorp	122,711	1,033,227
M&T Bank Corp. (a)	15,936	1,569,218
The PNC Financial Services Group, Inc. (c)	69,347	4,043,624
Regions Financial Corp.	185,116	1,318,026
SunTrust Banks, Inc.	70,619	2,002,049
US Bancorp	246,671	7,878,672
Wells Fargo & Co.	642,119	21,947,627
Zions Bancorporation (a)	24,132	516,425

		46,567,368
Commercial Services & Supplies — 0.5%
The ADT Corp.	30,458	1,415,992
Avery Dennison Corp.	13,127	458,395
Cintas Corp. (a)	13,975	571,577
Iron Mountain, Inc. (a)	21,835	677,977
Pitney Bowes, Inc. (a)	25,978	276,406
Republic Services, Inc.	39,214	1,150,147
Stericycle, Inc. (b)	11,259	1,050,127
Tyco International Ltd.	61,032	1,785,186
Waste Management, Inc.	57,173	1,929,017

		9,314,824
Communications Equipment — 1.9%
Cisco Systems, Inc.	696,215	13,680,625
F5 Networks, Inc. (b)	10,347	1,005,211

See Notes to Financial Statements.

16	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)
Harris Corp.	14,867	$727,888
JDS Uniphase Corp. (b)	30,584	414,107
Juniper Networks, Inc. (b)	67,728	1,332,210
Motorola Solutions, Inc.	36,828	2,050,583
QUALCOMM, Inc.	223,453	13,858,555

		33,069,179
Computers & Peripherals — 4.9%
Apple, Inc.	123,365	65,757,246
Dell, Inc.	191,258	1,937,444
EMC Corp. (b)	276,227	6,988,543
Hewlett-Packard Co.	257,762	3,673,108
NetApp, Inc. (b)	47,053	1,578,628
SanDisk Corp. (b)	31,728	1,382,072
Seagate Technology Plc	44,136	1,345,265
Western Digital Corp.	28,808	1,224,052

		83,886,358
Construction & Engineering — 0.2%
Fluor Corp.	21,846	1,283,234
Jacobs Engineering Group, Inc. (b)	17,049	725,776
Quanta Services, Inc. (b)	27,838	759,699

		2,768,709
Construction Materials — 0.1%
Vulcan Materials Co. (a)	16,993	884,486
Consumer Finance — 0.9%
American Express Co.	127,720	7,341,346
Capital One Financial Corp.	76,263	4,417,915
Discover Financial Services	66,256	2,554,169
SLM Corp.	60,744	1,040,545

		15,353,975
Containers & Packaging — 0.1%
Ball Corp.	20,217	904,711
Bemis Co.	13,527	452,613
Owens-Illinois, Inc. (b)	21,399	455,157
Sealed Air Corp.	25,435	445,367

		2,257,848
Distributors — 0.1%
Genuine Parts Co. (a)	20,309	1,291,246
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class (a)(b)	13,092	273,884
H&R Block, Inc.	35,603	661,148

		935,032
Diversified Financial Services — 3.5%
Bank of America Corp.	1,413,370	16,395,092
Citigroup, Inc.	384,551	15,212,838
CME Group, Inc. (a)	40,200	2,038,542
IntercontinentalExchange, Inc. (b)	9,528	1,179,662
JPMorgan Chase & Co.	498,503	21,919,177
Leucadia National Corp. (a)	25,914	616,494
Moody’s Corp.	25,416	1,278,933
The NASDAQ OMX Group, Inc. (a)	15,543	388,730
NYSE Euronext	31,963	1,008,113

		60,037,581
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	744,967	$25,112,838
CenturyLink, Inc.	81,836	3,201,424
Frontier Communications Corp. (a)	130,617	559,041
Verizon Communications, Inc.	374,246	16,193,624
Windstream Corp. (a)	76,806	635,954

		45,702,881
Electric Utilities — 1.9%
American Electric Power Co., Inc.	63,608	2,714,790
Duke Energy Corp.	92,338	5,891,164
Edison International	42,714	1,930,246
Entergy Corp. (a)	23,313	1,486,204
Exelon Corp.	111,992	3,330,642
FirstEnergy Corp. (a)	54,845	2,290,327
NextEra Energy, Inc. (a)	55,483	3,838,869
Northeast Utilities, Inc.	41,112	1,606,657
Pepco Holdings, Inc. (a)	30,140	591,045
Pinnacle West Capital Corp.	14,397	733,959
PPL Corp.	76,243	2,182,837
The Southern Co. (a)	114,605	4,906,240
Xcel Energy, Inc.	63,902	1,706,822

		33,209,802
Electrical Equipment — 0.7%
Eaton Corp. Plc	60,535	3,280,997
Emerson Electric Co. (a)	95,010	5,031,730
Rockwell Automation, Inc.	18,297	1,536,765
Roper Industries, Inc.	12,892	1,437,200

		11,286,692
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	21,023	1,360,188
Corning, Inc.	193,989	2,448,141
Flir Systems, Inc.	19,754	440,712
Jabil Circuit, Inc.	24,337	469,461
Molex, Inc.	18,072	493,908
TE Connectivity Ltd.	55,479	2,059,380

		7,271,790
Energy Equipment & Services — 1.8%
Baker Hughes, Inc.	57,637	2,353,895
Cameron International Corp. (b)	32,332	1,825,465
Diamond Offshore Drilling, Inc. (a)	9,094	618,028
Ensco Plc, Class A (a)	30,441	1,804,542
FMC Technologies, Inc. (b)	31,231	1,337,624
Halliburton Co.	121,663	4,220,489
Helmerich & Payne, Inc.	13,840	775,178
Nabors Industries Ltd. (b)	38,006	549,187
National Oilwell Varco, Inc.	55,968	3,825,413
Noble Corp.	33,069	1,151,463
Rowan Cos. Plc, Class A (b)	16,267	508,669
Schlumberger Ltd.	174,085	12,062,350

		31,032,303
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	56,697	5,599,963
CVS Caremark Corp.	163,543	7,907,304
The Kroger Co.	67,468	1,755,518
Safeway, Inc. (a)	31,467	569,238
Sysco Corp. (a)	77,047	2,439,308
Wal-Mart Stores, Inc.	219,388	14,968,843

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	17

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Food & Staples Retailing (concluded)
Walgreen Co.	112,630	$4,168,436
Whole Foods Market, Inc.	22,613	2,065,245

		39,473,855
Food Products — 1.7%
Archer-Daniels-Midland Co.	86,362	2,365,455
Campbell Soup Co. (a)	23,526	820,822
ConAgra Foods, Inc.	53,403	1,575,389
Dean Foods Co. (b)	24,242	400,235
General Mills, Inc.	84,673	3,421,636
H.J. Heinz Co. (a)	42,031	2,424,348
The Hershey Co. (a)	19,643	1,418,618
Hormel Foods Corp. (a)	17,568	548,297
The J.M. Smucker Co. (a)	14,251	1,229,006
Kellogg Co.	32,438	1,811,662
Kraft Foods Group, Inc.	77,663	3,531,337
McCormick & Co., Inc. (a)	17,353	1,102,436
Mead Johnson Nutrition Co.	26,646	1,755,705
Mondelez International, Inc., Class A (a)	233,006	5,934,663
Tyson Foods, Inc., Class A	37,769	732,719

		29,072,328
Gas Utilities — 0.1%
AGL Resources, Inc.	15,467	618,216
ONEOK, Inc. (a)	26,842	1,147,495

		1,765,711
Health Care Equipment & Supplies — 1.7%
Baxter International, Inc.	72,029	4,801,453
Becton Dickinson & Co.	25,859	2,021,915
Boston Scientific Corp. (b)	180,455	1,034,007
C.R. Bard, Inc.	10,062	983,460
CareFusion Corp. (b)	28,985	828,391
Covidien Plc	62,122	3,586,924
DENTSPLY International, Inc. (a)	18,526	733,815
Edwards Lifesciences Corp. (b)	15,162	1,367,158
Intuitive Surgical, Inc. (b)	5,215	2,557,280
Medtronic, Inc. (a)	132,688	5,442,862
St. Jude Medical, Inc.	40,479	1,462,911
Stryker Corp.	37,836	2,074,170
Varian Medical Systems, Inc. (b)	14,380	1,010,051
Zimmer Holdings, Inc.	22,779	1,518,448

		29,422,845
Health Care Providers & Services — 1.9%
Aetna, Inc. (a)	43,852	2,030,348
AmerisourceBergen Corp. (a)	30,933	1,335,687
Cardinal Health, Inc.	44,637	1,838,152
Cigna Corp. (a)	37,535	2,006,621
Coventry Health Care, Inc.	17,644	790,980
DaVita, Inc. (b)	10,982	1,213,840
Express Scripts Holding Co. (b)	107,043	5,780,322
Humana, Inc.	20,784	1,426,406
Laboratory Corp. of America Holdings (b)	12,432	1,076,860
McKesson Corp.	30,942	3,000,136
Patterson Cos., Inc. (a)	10,994	376,325
Quest Diagnostics, Inc. (a)	20,785	1,211,142
Tenet Healthcare Corp. (b)	13,925	452,145
UnitedHealth Group, Inc.	134,005	7,268,431
WellPoint, Inc.	39,802	2,424,738

		32,232,133
Health Care Technology — 0.1%
Cerner Corp. (b)	19,109	$1,483,623
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	58,513	2,151,523
Chipotle Mexican Grill, Inc. (b)	4,132	1,229,105
Darden Restaurants, Inc. (a)	16,890	761,232
International Game Technology	35,015	496,163
Marriott International, Inc., Class A	32,338	1,205,237
McDonald’s Corp.	131,691	11,616,463
Starbucks Corp.	97,561	5,231,221
Starwood Hotels & Resorts Worldwide, Inc. (a)	25,740	1,476,446
Wyndham Worldwide Corp.	18,439	981,139
Wynn Resorts Ltd.	10,395	1,169,334
Yum! Brands, Inc. (a)	59,286	3,936,590

		30,254,453
Household Durables — 0.3%
D.R. Horton, Inc. (a)	36,601	723,968
Garmin Ltd. (a)	14,270	582,501
Harman International Industries, Inc.	8,812	393,368
Leggett & Platt, Inc. (a)	18,481	503,053
Lennar Corp., Class A (a)	21,496	831,250
Newell Rubbermaid, Inc.	37,613	837,642
PulteGroup, Inc. (b)	44,514	808,374
Whirlpool Corp.	10,198	1,037,646

		5,717,802
Household Products — 2.1%
The Clorox Co. (a)	17,093	1,251,549
Colgate-Palmolive Co.	58,258	6,090,291
Kimberly-Clark Corp. (a)	51,342	4,334,805
The Procter & Gamble Co.	358,612	24,346,169

		36,022,814
Independent Power Producers & Energy Traders — 0.1%
The AES Corp.	81,305	869,964
NRG Energy, Inc.	42,366	973,994

		1,843,958
Industrial Conglomerates — 2.4%
3M Co. (a)	83,470	7,750,189
Danaher Corp.	76,325	4,266,568
General Electric Co.	1,375,329	28,868,156

		40,884,913
Insurance — 3.9%
ACE Ltd.	44,548	3,554,930
Aflac, Inc.	61,471	3,265,340
The Allstate Corp.	63,238	2,540,270
American International Group, Inc. (b)	193,572	6,833,092
Aon Plc (a)	41,832	2,325,859
Assurant, Inc.	10,347	359,041
Berkshire Hathaway, Inc., Class B (b)	239,240	21,459,828
The Chubb Corp.	34,383	2,589,728
Cincinnati Financial Corp.	19,157	750,188
Genworth Financial, Inc., Class A (b)	64,457	484,072
Hartford Financial Services Group, Inc. (a)	57,183	1,283,187
Lincoln National Corp. (a)	36,154	936,389
Loews Corp.	40,834	1,663,985
Marsh & McLennan Cos., Inc.	71,356	2,459,641
MetLife, Inc.	143,046	4,711,935
Principal Financial Group, Inc. (a)	36,322	1,035,903

See Notes to Financial Statements.

18	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
The Progressive Corp. (a)	73,071	$1,541,798
Prudential Financial, Inc.	60,876	3,246,517
Torchmark Corp.	12,498	645,772
The Travelers Cos., Inc.	50,056	3,595,022
Unum Group	36,189	753,455
XL Group Plc	39,514	990,221

		67,026,173
Internet & Catalog Retail — 1.0%
Amazon.com, Inc. (b)	47,518	11,933,670
Expedia, Inc.	12,217	750,735
Netflix, Inc. (a)(b)	7,271	674,603
Priceline.com, Inc. (b)	6,538	4,061,406
TripAdvisor, Inc. (b)	14,368	602,881

		18,023,295
Internet Software & Services — 2.1%
Akamai Technologies, Inc. (b)	23,249	951,117
eBay, Inc. (b)	152,704	7,790,958
Google, Inc., Class A (b)	34,904	24,759,850
VeriSign, Inc. (b)	20,367	790,647
Yahoo! Inc. (b)	136,402	2,714,400

		37,006,972
IT Services — 3.7%
Accenture Plc, Class A	83,721	5,567,447
Automatic Data Processing, Inc.	63,645	3,628,401
Cognizant Technology Solutions Corp., Class A (b)	39,351	2,913,942
Computer Sciences Corp.	20,287	812,494
Fidelity National Information Services, Inc.	32,756	1,140,236
Fiserv, Inc. (b)	17,533	1,385,633
International Business Machines Corp.	139,305	26,683,873
MasterCard, Inc., Class A	14,020	6,887,746
Paychex, Inc. (a)	42,443	1,321,675
SAIC, Inc. (a)	37,300	422,236
Teradata Corp. (b)	22,177	1,372,535
Total System Services, Inc.	21,060	451,105
Visa, Inc., Class A (a)	68,368	10,363,221
The Western Union Co.	78,404	1,067,078

		64,017,622
Leisure Equipment & Products — 0.1%
Hasbro, Inc. (a)	15,142	543,598
Mattel, Inc. (a)	44,966	1,646,655

		2,190,253
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	45,668	1,869,648
Life Technologies Corp. (b)	22,609	1,109,650
PerkinElmer, Inc.	15,012	476,481
Thermo Fisher Scientific, Inc.	47,275	3,015,199
Waters Corp. (b)	11,413	994,301

		7,465,279
Machinery — 1.9%
Caterpillar, Inc.	85,746	7,681,127
Cummins, Inc.	23,171	2,510,578
Deere & Co.	51,350	4,437,667
Dover Corp.	23,511	1,544,908
Machinery (concluded)
Flowserve Corp.	6,571	$964,623
Illinois Tool Works, Inc. (a)	55,953	3,402,502
Ingersoll-Rand Plc	36,758	1,762,914
Joy Global, Inc.	13,833	882,269
PACCAR, Inc.	46,260	2,091,414
Pall Corp. (a)	14,606	880,157
Parker Hannifin Corp.	19,536	1,661,732
Pentair Ltd., Registered Shares (a)	27,552	1,354,181
Snap-On, Inc.	7,620	601,904
Stanley Black & Decker, Inc.	22,118	1,636,068
Xylem, Inc.	24,252	657,229

		32,069,273
Media — 3.5%
Cablevision Systems Corp., New York Group, Class A (a)	28,088	419,635
CBS Corp., Class B	77,557	2,951,044
Comcast Corp., Class A	348,545	13,028,612
DIRECTV (b)	79,273	3,976,334
Discovery Communications, Inc., Class A (b)	31,361	1,990,796
Gannett Co., Inc.	30,197	543,848
The Interpublic Group of Cos., Inc.	56,777	625,682
The McGraw-Hill Cos., Inc.	36,460	1,993,268
News Corp., Class A	264,516	6,755,739
Omnicom Group, Inc. (a)	34,664	1,731,813
Scripps Networks Interactive, Class A (a)	11,405	660,578
Time Warner Cable, Inc.	39,600	3,848,724
Time Warner, Inc. (a)	124,134	5,937,329
Viacom, Inc., Class B	60,632	3,197,732
The Walt Disney Co. (a)	232,449	11,573,636
The Washington Post Co., Class B (a)	597	218,030

		59,452,800
Metals & Mining — 0.7%
Alcoa, Inc.	139,700	1,212,596
Allegheny Technologies, Inc. (a)	14,066	427,044
Cliffs Natural Resources, Inc. (a)	18,607	717,486
Freeport-McMoRan Copper & Gold, Inc.	124,460	4,256,532
Newmont Mining Corp.	65,075	3,022,083
Nucor Corp. (a)	41,602	1,796,374
United States Steel Corp. (a)	18,890	450,904

		11,883,019
Multi-Utilities — 1.2%
Ameren Corp.	31,734	974,868
CenterPoint Energy, Inc.	55,930	1,076,652
CMS Energy Corp.	34,603	843,621
Consolidated Edison, Inc.	38,416	2,133,625
Dominion Resources, Inc. (a)	75,332	3,902,198
DTE Energy Co.	22,572	1,355,449
Integrys Energy Group, Inc.	10,203	532,801
NiSource, Inc. (a)	40,571	1,009,812
PG&E Corp.	56,359	2,264,505
Public Service Enterprise Group, Inc. (a)	66,344	2,030,126
SCANA Corp. (a)	17,258	787,655
Sempra Energy	29,485	2,091,666
TECO Energy, Inc. (a)	26,624	446,218
Wisconsin Energy Corp.	30,151	1,111,064

		20,560,260

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	19

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multiline Retail — 0.8%
Big Lots, Inc. (b)	7,652	$217,776
Dollar General Corp. (b)	34,490	1,520,664
Dollar Tree, Inc. (b)	29,854	1,210,878
Family Dollar Stores, Inc. (a)	12,597	798,776
J.C. Penney Co., Inc. (a)	18,688	368,341
Kohl’s Corp.	27,802	1,194,930
Macy’s, Inc.	51,897	2,025,021
Nordstrom, Inc. (a)	19,998	1,069,893
Target Corp.	85,385	5,052,230

		13,458,509
Office Electronics — 0.1%
Xerox Corp.	166,042	1,132,406
Oil, Gas & Consumable Fuels — 8.9%
Anadarko Petroleum Corp.	65,523	4,869,014
Apache Corp.	51,299	4,026,972
Cabot Oil & Gas Corp.	27,487	1,367,203
Chesapeake Energy Corp. (a)	67,942	1,129,196
Chevron Corp.	256,640	27,753,050
ConocoPhillips	159,174	9,230,500
CONSOL Energy, Inc.	29,903	959,886
Denbury Resources, Inc. (b)	50,799	822,944
Devon Energy Corp.	49,372	2,569,319
EOG Resources, Inc.	35,515	4,289,857
EQT Corp.	19,573	1,154,416
Exxon Mobil Corp.	597,959	51,753,351
Hess Corp.	38,945	2,062,527
Kinder Morgan, Inc.	82,924	2,929,705
Marathon Oil Corp.	92,602	2,839,177
Marathon Petroleum Corp.	44,461	2,801,043
Murphy Oil Corp.	24,155	1,438,430
Newfield Exploration Co. (b)	17,641	472,426
Noble Energy, Inc.	23,319	2,372,475
Occidental Petroleum Corp.	106,235	8,138,663
Peabody Energy Corp.	35,137	934,996
Phillips 66	82,018	4,355,156
Pioneer Natural Resources Co. (a)	16,150	1,721,429
QEP Resources, Inc. (a)	23,317	705,806
Range Resources Corp. (a)	21,285	1,337,337
Southwestern Energy Co. (b)	45,788	1,529,777
Spectra Energy Corp.	87,272	2,389,507
Tesoro Corp.	18,388	809,991
Valero Energy Corp.	72,556	2,475,611
The Williams Cos., Inc.	88,329	2,891,891
WPX Energy, Inc. (b)	26,106	388,457

		152,520,112
Paper & Forest Products — 0.2%
International Paper Co.	57,558	2,293,111
MeadWestvaco Corp.	22,883	729,281

		3,022,392
Personal Products — 0.2%
Avon Products, Inc.	56,467	810,866
The Estée Lauder Cos., Inc., Class A (a)	31,472	1,883,914

		2,694,780
Pharmaceuticals — 6.0%
Abbott Laboratories	207,276	13,576,578
Allergan, Inc.	40,318	3,698,370
Bristol-Myers Squibb Co.	216,548	7,057,299
Eli Lilly & Co.	133,898	6,603,849
Forest Laboratories, Inc. (b)	30,613	1,081,251
Hospira, Inc. (b)	21,569	673,816
Pharmaceuticals (concluded)
Johnson & Johnson	363,417	$25,475,532
Merck & Co., Inc.	398,659	16,321,099
Mylan, Inc. (b)	53,399	1,467,405
Perrigo Co. (a)	11,561	1,202,691
Pfizer, Inc.	965,650	24,218,502
Watson Pharmaceuticals, Inc. (b)	16,718	1,437,748

		102,814,140
Professional Services — 0.1%
The Dun & Bradstreet Corp. (a)	5,884	462,777
Equifax, Inc.	15,619	845,300
Robert Half International, Inc. (a)	18,551	590,293

		1,898,370
Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp.	51,831	4,004,981
Apartment Investment & Management Co., Class A	19,126	517,549
AvalonBay Communities, Inc.	14,991	2,032,630
Boston Properties, Inc.	19,773	2,092,181
Equity Residential (a)	42,171	2,389,830
HCP, Inc. (a)	59,257	2,677,231
Health Care REIT, Inc.	34,034	2,085,944
Host Hotels & Resorts, Inc. (a)	95,008	1,488,775
Kimco Realty Corp. (a)	53,505	1,033,717
Plum Creek Timber Co., Inc. (a)	21,113	936,784
ProLogis, Inc. (a)	60,410	2,204,361
Public Storage	18,901	2,739,889
Simon Property Group, Inc.	40,562	6,412,447
Ventas, Inc. (a)	38,740	2,507,253
Vornado Realty Trust	22,198	1,777,616
Weyerhaeuser Co.	70,973	1,974,469

		36,875,657
Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A (b)	39,553	787,105
Road & Rail — 0.8%
CSX Corp.	135,373	2,670,909
Norfolk Southern Corp.	41,484	2,565,371
Ryder System, Inc. (a)	6,643	331,685
Union Pacific Corp.	61,709	7,758,055

		13,326,020
Semiconductors & Semiconductor Equipment — 1.9%
Advanced Micro Devices, Inc. (b)	79,792	191,501
Altera Corp.	42,004	1,446,618
Analog Devices, Inc.	39,491	1,660,991
Applied Materials, Inc.	157,267	1,799,134
Broadcom Corp., Class A (b)	68,010	2,258,612
First Solar, Inc. (a)(b)	7,836	241,976
Intel Corp.	652,682	13,464,830
KLA-Tencor Corp.	21,814	1,041,837
Lam Research Corp. (b)	22,533	814,117
Linear Technology Corp.	30,308	1,039,564
LSI Corp. (b)	73,071	517,343
Microchip Technology, Inc. (a)	25,482	830,458
Micron Technology, Inc. (b)	132,963	844,315
NVIDIA Corp.	81,844	1,005,863
Teradyne, Inc. (a)(b)	24,559	414,802
Texas Instruments, Inc.	147,060	4,550,036
Xilinx, Inc.	34,244	1,229,360

		33,351,357

See Notes to Financial Statements.

20	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software — 3.4%
Adobe Systems, Inc. (b)	64,890	$2,445,055
Autodesk, Inc. (b)	29,516	1,043,391
BMC Software, Inc. (b)	18,748	743,546
CA, Inc.	44,071	968,680
Citrix Systems, Inc. (b)	24,434	1,606,535
Electronic Arts, Inc. (b)	40,175	583,743
Intuit, Inc. (a)	36,476	2,170,322
Microsoft Corp.	993,348	26,552,192
Oracle Corp.	493,021	16,427,460
Red Hat, Inc. (b)	25,285	1,339,094
Salesforce.com, Inc. (b)	17,126	2,878,881
Symantec Corp. (b)	91,124	1,714,042
		58,472,941
Specialty Retail — 2.1%
Abercrombie & Fitch Co., Class A	10,482	502,822
AutoNation, Inc. (b)	5,077	201,557
AutoZone, Inc. (b)	4,850	1,718,986
Bed Bath & Beyond, Inc. (b)	30,096	1,682,667
Best Buy Co., Inc.	34,919	413,790
CarMax, Inc. (b)	29,997	1,126,087
GameStop Corp., Class A (a)	15,975	400,813
The Gap, Inc.	39,030	1,211,491
The Home Depot, Inc.	196,121	12,130,084
Limited Brands, Inc. (a)	31,363	1,475,943
Lowe’s Cos., Inc.	147,560	5,241,331
O’Reilly Automotive, Inc. (b)	15,057	1,346,397
PetSmart, Inc.	14,144	966,601
Ross Stores, Inc.	29,176	1,579,880
Staples, Inc. (a)	88,564	1,009,630
Tiffany & Co.	15,586	893,701
TJX Cos., Inc.	95,690	4,062,041
Urban Outfitters, Inc. (b)	14,304	563,005

		36,526,826
Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.	37,232	2,066,748
Fossil, Inc. (b)	7,086	659,707
NIKE, Inc., Class B	95,768	4,941,629
Ralph Lauren Corp.	8,031	1,204,007
VF Corp. (a)	11,549	1,743,553

		10,615,644
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.	62,298	506,483
People’s United Financial, Inc.	45,773	553,395

		1,059,878
Tobacco — 1.8%
Altria Group, Inc.	265,652	$8,346,786
Lorillard, Inc.	16,996	1,982,923
Philip Morris International, Inc.	219,111	18,326,444
Reynolds American, Inc.	42,570	1,763,675

		30,419,828
Trading Companies & Distributors — 0.2%
Fastenal Co. (a)	35,386	1,652,172
W.W. Grainger, Inc.	7,845	1,587,593

		3,239,765
Wireless Telecommunication Services — 0.3%
Crown Castle International Corp. (b)	38,428	2,772,964
MetroPCS Communications, Inc. (b)	41,588	413,385
Sprint Nextel Corp. (b)	393,803	2,232,863

		5,419,212
Total Long-Term Investments (Cost — $1,293,534,778) — 97.3%		1,670,850,611

Short-Term Securities
Money Market Funds — 9.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	132,083,169	132,083,169
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)(e)	22,497,136	22,497,136

		154,580,305

	Par (000)
US Treasury Obligations — 0.1%
US Treasury Bill, 0.06%, 3/21/13 (f)(g)	$2,605	2,604,802
Total Short-Term Securities (Cost — $157,185,104) — 9.1%		157,185,107
Total Investments (Cost — $1,450,719,882*) — 106.4%		1,828,035,718
Liabilities in Excess of Other Assets — (6.4)%		(110,103,497)

Net Assets — 100.0%		$1,717,932,221

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,504,245,385

Gross unrealized appreciation	$479,746,147
Gross unrealized depreciation	(155,955,814)

Net unrealized appreciation	$323,790,333

(a)	Security, or a portion of security, is on loan.
(b)	Non-income producing security.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	21

Schedule of Investments (concluded)	S&P 500 Stock Master Portfolio

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Shares Purchased	Shares Sold	Shares Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain/Loss
BlackRock, Inc.	18,408	5,209	(7,152)	16,465	$3,403,480	$104,691	$(124,340)
BlackRock Cash Funds: Institutional, SL Agency Shares	170,771,686	—	(38,688,517)[1]	132,083,169	$132,083,169	$451,965	—
BlackRock Cash Funds: Prime, SL Agency Shares	53,764,558	—	(31,267,422)[1]	22,497,136	$22,497,136	$100,879	—
The PNC Financial Services Group, Inc.	96,666	7,399	(34,718)	69,347	$4,043,624	$129,398	$309,903

[1]	Represents net shares sold.

(d)	Represents the current yield as of report date.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.
(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(g)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
785	S&P 500 E-Mini	Chicago Mercantile	March 2013	$55,738,925	$391,638

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in the securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[2]	$1,670,850,611	—	—	$1,670,850,611
Short-Term Investments:
Money Market Funds	154,580,305	—	—	154,580,305
US Treasury Obligations	—	$2,604,802	—	2,604,802

Total	$1,825,430,916	$2,604,802	—	$1,828,035,718

[2]	See above Schedule of Investments for values in each industry.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[3]
Assets:
Equity contracts	$391,638	—	—	$391,638

[3]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $104,564,691 are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

22	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Statement of Assets and Liabilities	S&P 500 Stock Master Portfolio

December 31, 2012

Assets
Investments at value — unaffiliated (including securities loaned of $103,692,867) (cost — $1,289,042,959)	$1,666,008,309
Investments at value — affiliated (cost — $161,676,923)	162,027,409
Dividends receivable	1,842,013
Variation margin receivable	1,349,744
Investments sold receivable	248,287
Securities lending income receivable — affiliated	30,921
Interest receivable	4,796

Total assets	1,831,511,479

Liabilities
Collateral on securities loaned at value	104,564,691
Withdrawals payable to investors	8,902,792
Investment advisory fees payable	60,306
Professional fees payable	38,415
Trustees’ fees payable	13,054

Total liabilities	113,579,258

Net Assets	$1,717,932,221

Net Assets Consist of
Investors’ capital	$1,340,224,747
Net unrealized appreciation/depreciation	377,707,474

Net Assets	$1,717,932,221

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	23

Statement of Operations	S&P 500 Stock Master Portfolio

Year Ended December 31, 2012

Investment Income
Dividends — unaffiliated	$42,797,690
Securities lending — affiliated — net	468,876
Dividends — affiliated	234,089
Income — affiliated	83,968
Interest	1,770
Foreign taxes withheld	(21,026)

Total income	43,565,367

Expenses
Investment advisory	958,487
Reorganization costs	169,342
Trustees	54,213
Professional	40,156

Total expenses	1,222,198
Less reorganization costs reimbursed	(169,342)
Less fees waived by Manager	(94,369)

Total expenses after fees waived	958,487

Net investment income	42,606,880

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(21,226,635)
Investments — affiliated	185,563
Redemptions-in-kind	231,258,145
Financial futures contracts	3,105,397

213,322,470

Net change in unrealized appreciation/depreciation on:
Investments	26,943,872
Financial futures contracts	332,601

27,276,473

Total realized and unrealized gain	240,598,943

Net Increase in Net Assets Resulting from Operations	$283,205,823

See Notes to Financial Statements.

24	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Statements of Changes in Net Assets	S&P 500 Stock Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$42,606,880	$45,199,220
Net realized gain (loss)	213,322,470	(26,094,326)
Net change in unrealized appreciation/depreciation	27,276,473	26,305,661

Net increase in net assets resulting from operations:	283,205,823	45,410,555

Capital Transactions
Proceeds from contributions	392,443,684	195,530,480
Value of withdrawals	(1,066,033,494)	(291,341,608)

Net decrease in net assets derived from capital transactions	(673,589,810)	(95,811,128)

Net Assets
Total decrease in net assets	(390,383,987)	(50,400,573)
Beginning of year	2,108,316,208	2,158,716,781

End of year	$1,717,932,221	$2,108,316,208

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	25

Financial Highlights	S&P 500 Stock Master Portfolio

	Year Ended December 31,
	2012	2011	2010	2009	2008

Total Investment Return
Total Investment Return	15.98%	2.13%	15.06%	26.63%	(36.86)%

Ratios to Average Net Assets
Total expenses	0.06%	0.06%	0.05%	0.05%	0.05%

Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.22%	2.08%	2.01%	2.35%	2.32%

Supplemental Data
Net assets, end of year (000)	$1,717,932	$2,108,316	$2,158,717	$2,049,062	$1,690,980

Portfolio turnover	10%	5%	9%	5%	8%

See Notes to Financial Statements.

26	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Notes to Financial Statements	S&P 500 Stock Master Portfolio

1. Organization and Significant Accounting Policies:

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Reorganization: On May 16, 2012, the Board approved a plan of reorganization whereby the Master Portfolio will acquire substantially all of the assets and assume certain stated liabilities of Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”) in exchange for beneficial interests of the Master Portfolio (the “Master Reorganization”). The Master Reorganization is subject to shareholder approval by the feeder funds that invest their assets in the Target Master Portfolio and certain other conditions. On December 12, 2012, the Master Reorganization was approved by the shareholders of each feeder fund of the Target Master Portfolio. However, the Master Reorganization is not expected to close until the reorganization of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., with BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “S&P 500 Fund Reorganization”) is approved by S&P 500 Index Fund’s shareholders. If the S&P 500 Fund Reorganization is not approved, the Board of Directors of the Target Master Portfolio will consider other options, including whether to proceed with the Master Reorganization or other alternatives.

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurements which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	27

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the

28	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risks. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation[1]	$391,638

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain (Loss) From
Equity contracts:
Financial futures contracts	$3,105,397
Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$332,601

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	668
Average notional value of contracts purchased	$46,618,662

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

MIP entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	29

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as administrator and entered into an Administration Agreement with the Trust, on behalf of the Fund, on similar terms.

BAL, and previously, BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL, and previously, BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL, and previously, BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2013. The amount of the waiver, if any, is shown as fees waived by manager in the Statement of Operations.

MIP, on behalf of the Master Portfolio, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending-affiliated-net in the Statement of Operations. For the year ended December 31, 2012, BTC received $237,905 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2012, were $192,971,320 and $271,905,331, respectively.

5. Borrowings:

The Master Portfolio, along with certain other funds managed by BFA and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2012. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2012.

6. Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit

30	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	S&P 500 Stock Master Portfolio

risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	31

Report of Independent Registered Public Accounting Firm	S&P 500 Stock Master Portfolio

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the S&P 500 Stock Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

32	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	33

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock, and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

34	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012

Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	35

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “house holding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

36	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites. BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	37

A World-Class Mutual Fund Family

BlackRock of fers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

38	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#SPSF-12/12-AR

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Funds III

➢	LifePath® 2025 Portfolio
➢	LifePath® 2035 Portfolio
➢	LifePath® 2045 Portfolio
➢	LifePath® 2055 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	December 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of December 31, 2012	LifePath Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•	All share classes of the LifePath Portfolios with target dates of 2025, 2035, 2045 and 2055 (altogether, the “LifePath Portfolios”) invest in their respective LifePath Master Portfolio.

•

For the 12-month period ended December 31, 2012, all of the LifePath Portfolios underperformed their respective custom benchmarks with the exception of the Class K Shares of the LifePath Portfolio with the target date 2025, which performed in line. The returns for the LifePath Portfolios include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets generally outperformed fixed income markets during the period. While all of the LifePath Portfolios generated positive absolute returns for the period, those with longer time horizons benefited most from the strong performance of equities given their larger allocations to equity investments.

•

The LifePath Portfolios underperformed relative to their respective custom benchmarks primarily due to their investment in the Active Stock Master Portfolio (“Active Stock”), which is held in greater proportions in the longer-dated LifePath Portfolios. Active Stock invests in BlackRock’s Scientific Active Large Cap Equity strategy and four fundamental active large cap strategies including Large Cap Growth, Fundamental Large Cap Growth, Basic Value and Equity Dividend. On an absolute basis, all of the strategies delivered positive performance for the period as equity markets broadly rallied; however, sector allocation decisions in the Fundamental Large Cap Growth, Basic Value and Equity Dividend strategies resulted in Active Stock’s underperformance relative to its benchmark, the Russell 1000® Index. Overall, a large overweight in information technology and significant underweights in consumer discretionary and financials had a negative impact on results. An overweight to industrials in the value strategies, i.e., Basic Value and Equity Dividend, also detracted from relative performance as the sector struggled due to slowing growth in emerging markets and fears of an economic hard landing in China.

•

Contributing positively to relative performance was the investment in CoreAlpha Bond Master Portfolio (“CoreAlpha Bond”), which is held in greater proportions in the shorter-dated LifePath Portfolios. While risk assets generated strong performance for 2012, CoreAlpha Bond outperformed its benchmark, the Barclays US Aggregate Bond Index, primarily due to its overweight allocation to investment grade credit and exposure to high yield debt, which is not represented in the benchmark index. Exposure to high-quality, short-duration securitized credit assets also boosted returns. Additionally, the LifePath Portfolios benefited from their investment in the BlackRock Commodity Strategies Fund (“Commodity Strategies”), which was added as an investment option in the fourth quarter of 2012. The mining and agriculture sleeves of Commodity Strategies posted positive returns while stock selection in the equity portion enhanced performance.

Describe recent portfolio activity.

•

Each LifePath Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe portfolio positioning at period end.

•	As of period end, each of the LifePath Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

The LifePath Portfolios are organized as “feeder” funds in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, holds interests in the net assets of its corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to the “LifePath Portfolios” are to the feeder funds or the Master Portfolios, as the context requires.

Glidepath Evolution

Under normal circumstances, the asset allocation of each LifePath Portfolio (the “Portfolio” or “each Portfolio”) will change over time according to a “glidepath” as each of the Portfolios approaches its respective target date. The glidepath represents the shifting of asset classes over time. Each Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each Portfolio, which may be a primary source of income after retirement. As each Portfolio approaches its target date, its asset allocation will shift so that each Portfolio invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each Portfolio, and determine whether any changes are required to enable each Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glidepath are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each Portfolio, reallocations of each Portfolio’s composition to reflect intra-year movement along the glidepath and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each Portfolio or achieve each Portfolio’s investment objective.

4	BLACKROCK FUNDS III	DECEMBER 31, 2012

LifePath® 2025 Portfolio

Investment Objective

LifePath® 2025 Portfolio’s investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2025 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Dow Jones- UBS Commodity Index[5]	FTSE EPRA/ NAREIT Developed Real Estate Index	MSCI ACWI ex - US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/10 to 12/31/10	28.5%	4.4%	N/A	4.9%	18.8%	N/A	N/A	5.9%	34.9%	2.6%
1/01/11 to 12/31/11	29.8	4.6	N/A	4.8	18.9	15.2%	1.4%	3.5	20.3	1.5
1/01/12 to 12/31/12	31.9	5.0	1.0%	4.7	18.2	35.9	3.3	N/A	N/A	N/A

[5]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones—UBS Commodity index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 13 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2012	5

LifePath® 2025 Portfolio

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6 Month w/o sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.05%	12.07%	N/A	11.79%	N/A
Investor A	5.96	11.84	5.97%	11.51	9.13%
Investor C	5.64	10.99	9.99	10.69	10.69
Class K	6.26	12.44	N/A	12.18	N/A
Class R	5.81	11.45	N/A	11.22	N/A
Barclays US Aggregate Bond Index	1.80	4.21	N/A	N/A	N/A
Barclays US TIPS Index	2.82	6.98	N/A	N/A	N/A
LifePath 2025 Portfolio Custom Benchmark	5.94	12.48	N/A	N/A	N/A
MSCI ACWI ex-US IMI Index	13.70	17.04	N/A	N/A	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	N/A	N/A	N/A
Dow Jones—UBS Commodity Index	2.75	(1.06)	N/A	N/A	N/A
Russell 1000® Index	6.44	16.42	N/A	N/A	N/A
Russell 2000® Index	7.20	16.35	N/A	N/A	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

6	BLACKROCK FUNDS III	DECEMBER 31, 2012

LifePath® 2035 Portfolio

Investment Objective

LifePath® 2035 Portfolio’s investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2035 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Dow Jones- UBS Commodity Index[5]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/10 to 12/31/10	16.6%	2.2%	N/A	6.8%	22.7%	N/A	N/A	6.4%	42.5%	2.8%
1/01/11 to 12/31/11	17.8	2.3	N/A	7.0	22.8	18.6%	1.2%	3.9	24.7	1.7
1/01/12 to 12/31/12	20.3	2.6	1.0%	7.2	22.1	44.1	2.7	N/A	N/A	N/A

[5]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones—UBS Commodity index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 13 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2012	7

LifePath® 2035 Portfolio

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6 Month w/o sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.02%	13.85%	N/A	13.02%	N/A
Investor A	6.94	13.63	7.66%	12.75	10.35%
Investor C	6.51	12.70	11.70	11.88	11.88
Class K	7.22	14.30	N/A	13.45	N/A
Class R	6.82	13.37	N/A	12.48	N/A
Barclays US Aggregate Bond Index	1.80	4.21	N/A	N/A	N/A
Barclays US TIPS Index	2.82	6.98	N/A	N/A	N/A
LifePath 2035 Portfolio Custom Benchmark	6.97	14.44	N/A	N/A	N/A
MSCI ACWI ex-US IMI Index	13.70	17.04	N/A	N/A	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	N/A	N/A	N/A
Dow Jones—UBS Commodity Index	2.75	(1.06)	N/A	N/A	N/A
Russell 1000® Index	6.44	16.42	N/A	N/A	N/A
Russell 2000® Index	7.20	16.35	N/A	N/A	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

8	BLACKROCK FUNDS III	DECEMBER 31, 2012

LifePath® 2045 Portfolio

Investment Objective

LifePath® 2045 Portfolio’s investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2045 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Dow Jones- UBS Commodity Index[5]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/10 to 12/31/10	6.8%	N/A	8.5%	25.9%	N/A	N/A	6.8%	49.0%	3.0%
1/01/11 to 12/31/11	8.2	N/A	8.7	26.1	21.5%	1.1%	4.2	28.4	1.8
1/01/12 to 12/31/12	11.2	1.0%	9.2	25.3	51.0	2.3	N/A	N/A	N/A

[5]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones—UBS Commodity index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 13 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2012	9

LifePath® 2045 Portfolio

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6 Month w/o sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.83%	15.34%	N/A	14.21%	N/A
Investor A	7.75	15.03	8.99%	13.97	11.54%
Investor C	7.29	14.15	13.15	13.07	13.07
Class K	8.05	15.72	N/A	14.62	N/A
Class R	7.55	14.77	N/A	13.65	N/A
Barclays US Aggregate Bond Index	1.80	4.21	N/A	N/A	N/A
LifePath 2045 Portfolio Custom Benchmark	7.83	16.05	N/A	N/A	N/A
MSCI ACWI ex-US IMI Index	13.70	17.04	N/A	N/A	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	N/A	N/A	N/A
Dow Jones—UBS Commodity Index	2.75	(1.06)	N/A	N/A	N/A
Russell 1000® Index	6.44	16.42	N/A	N/A	N/A
Russell 2000® Index	7.20	16.35	N/A	N/A	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

10	BLACKROCK FUNDS III	DECEMBER 31, 2012

LifePath® 2055 Portfolio

Investment Objective

LifePath® 2055 Portfolio’s investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2055 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Dow Jones- UBS Commodity Index[5]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex- US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/10 to 12/31/10	1.0%	N/A	9.0%	28.2%	N/A	N/A	8.1%	50.1%	3.6%
1/01/11 to 12/31/11	1.0	N/A	9.7	28.8	22.0%	2.0%	4.9	29.5	2.1
1/01/12 to 12/31/12	1.3	1.0%	11.3	28.6	54.5	3.3	N/A	N/A	N/A

[5]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones—UBS Commodity index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 13 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2012	11

LifePath® 2055 Portfolio

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Returns
		1 Year		Since Inception[1]
	6 Month w/o sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.56%	16.46%	N/A	14.49%	N/A
Investor A	8.41	16.09	9.99%	14.16	11.73%
Investor C	7.97	15.27	14.27	13.34	13.34
Class K	8.70	16.83	N/A	14.88	N/A
Class R	8.18	15.75	N/A	13.88	N/A
Barclays US Aggregate Bond Index	1.80	4.21	N/A	N/A	N/A
LifePath 2055 Portfolio Custom Benchmark	8.64	17.37	N/A	N/A	N/A
MSCI ACWI ex-US IMI Index	13.70	17.04	N/A	N/A	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	N/A	N/A	N/A
Dow Jones—UBS Commodity Index	2.75	(1.06)	N/A	N/A	N/A
Russell 1000® Index	6.44	16.42	N/A	N/A	N/A
Russell 2000® Index	7.20	16.35	N/A	N/A	N/A

[1]	The LifePath Portfolio commenced operations on June 30, 2010.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

12	BLACKROCK FUNDS III	DECEMBER 31, 2012

About Portfolio Performance	BlackRock Funds III

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class,

which are deducted from the income available to be paid to shareholders. The LifePath Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Portfolio’s expenses. Without such waiver, each LifePath Portfolio’s performance would have been lower.

The Russell 3000 Index is comprised of the Russell 1000 Index and the Russell 2000 Index, which together represent approximately 98% of the total US equity market. The Barclays US Aggregate Bond Index is an unmanaged market weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency securities with at least one year to maturity. The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization-weighted index that measures the equity market performance of the developed (excluding the US) and emerging investable market universe. The Dow Jones-UBS Commodity Index (DJ-UBSCI) is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). Barclays US Treasury Inflation Protected Securities (TIPS) Index is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of December 31, 2012, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: Barclays US Aggregate Bond Index, Dow Jones-UBS Commodity Index, MSCI ACWI ex-US IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Russell 1000® Index and Russell 2000® Index.

Derivative Financial Instruments

Active Stock may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Master Portfolios’ Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. Active Stock ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require Active Stock to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation Active Stock can realize on an investment, may result in lower dividends paid to shareholders or may cause Active Stock to hold an investment that it might otherwise sell. Active Stock investments in these instruments are discussed in detail in the Master Portfolios’ Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	13

Disclosure of Expenses	BlackRock Funds III

Shareholders of each LifePath Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples
	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath® 2025 Portfolio
Institutional	$1,000.00	$1,060.50	$3.94	$1,000.00	$1,021.32	$3.86	0.76%
Investor A	$1,000.00	$1,059.60	$5.18	$1,000.00	$1,020.11	$5.08	1.00%
Investor C	$1,000.00	$1,056.40	$9.05	$1,000.00	$1,016.34	$8.87	1.75%
Class K	$1,000.00	$1,062.60	$2.13	$1,000.00	$1,023.08	$2.08	0.41%
Class R	$1,000.00	$1,058.10	$6.47	$1,000.00	$1,018.85	$6.34	1.25%
LifePath® 2035 Portfolio
Institutional	$1,000.00	$1,070.20	$3.90	$1,000.00	$1,021.37	$3.81	0.75%
Investor A	$1,000.00	$1,069.40	$5.20	$1,000.00	$1,020.11	$5.08	1.00%
Investor C	$1,000.00	$1,065.10	$9.08	$1,000.00	$1,016.34	$8.87	1.75%
Class K	$1,000.00	$1,072.20	$2.08	$1,000.00	$1,023.13	$2.03	0.40%
Class R	$1,000.00	$1,068.20	$6.50	$1,000.00	$1,018.85	$6.34	1.25%
LifePath® 2045 Portfolio
Institutional	$1,000.00	$1,078.30	$3.87	$1,000.00	$1,021.42	$3.76	0.74%
Investor A	$1,000.00	$1,077.50	$5.17	$1,000.00	$1,020.16	$5.03	0.99%
Investor C	$1,000.00	$1,072.90	$9.07	$1,000.00	$1,016.39	$8.82	1.74%
Class K	$1,000.00	$1,080.50	$2.04	$1,000.00	$1,023.18	$1.98	0.39%
Class R	$1,000.00	$1,075.50	$6.47	$1,000.00	$1,018.90	$6.29	1.24%
LifePath® 2055 Portfolio
Institutional	$1,000.00	$1,085.60	$3.93	$1,000.00	$1,021.37	$3.81	0.75%
Investor A	$1,000.00	$1,084.10	$5.24	$1,000.00	$1,020.11	$5.08	1.00%
Investor C	$1,000.00	$1,079.70	$9.20	$1,000.00	$1,016.29	$8.92	1.76%
Class K	$1,000.00	$1,087.00	$2.10	$1,000.00	$1,023.13	$2.03	0.40%
Class R	$1,000.00	$1,081.80	$6.59	$1,000.00	$1,018.80	$6.39	1.26%

[1]

For each class of the LifePath Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because each LifePath Portfolio invests significantly in a LifePath Master Portfolio, the expense examples reflect the net expenses of both the LifePath Portfolio and the LifePath Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

14	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Assets and Liabilities	BlackRock Funds III

December 31, 2012	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio

Assets
Investments at value — from the applicable LifePath Master Portfolio[1]	$34,030,339	$25,718,173	$12,163,640	$3,760,678
Capital shares sold receivable	3,435,007	3,190,973	1,446,117	708,993
Receivable from administrator	11,668	15,007	19,096	22,053

Total assets	37,477,014	28,924,153	13,628,853	4,491,724

Liabilities
Contributions payable to the LifePath Master Portfolio	3,419,643	3,190,891	1,446,042	708,991
Capital shares redeemed payable	15,365	81	75	2
Income dividends payable	6,755	2,634	2,627	1,713
Service and distribution fees payable	4,094	2,557	1,272	409
Professional fees payable	18,560	18,560	18,560	18,576

Total liabilities	3,464,417	3,214,723	1,468,576	729,691

Net Assets	$34,012,597	$25,709,430	$12,160,277	$3,762,033

Net Assets Consist of
Paid-in capital	$32,733,530	$24,737,990	$11,660,741	$3,595,931
Distributions in excess of net investment income	(20,190)	(11,444)	(4,205)	(754)
Accumulated net realized gain (loss) allocated from the LifePath Master Portfolio	82,888	(14,510)	(25,402)	(8,721)
Net unrealized appreciation/depreciation allocated from the LifePath Master Portfolio	1,216,369	997,394	529,143	175,577

Net Assets	$34,012,597	$25,709,430	$12,160,277	$3,762,033

Net Asset Value
Institutional
Net assets	$15,816,040	$12,853,266	$7,065,667	$1,980,500

Shares outstanding[2]	1,297,175	1,027,415	554,472	155,484

Net asset value	$12.19	$12.51	$12.74	$12.74

Investor A
Net assets	$13,981,032	$9,965,637	$3,512,368	$1,042,651

Shares outstanding[2]	1,146,760	796,625	275,510	81,907

Net asset value	$12.19	$12.51	$12.75	$12.73

Maximum offering price per share (100/94.75 of net asset value)	$12.87	$13.20	$13.46	$13.44

Investor C
Net assets	$992,316	$533,007	$462,573	$231,233

Shares outstanding[2]	81,693	42,803	36,558	18,296

Net asset value	$12.15	$12.45	$12.65	$12.64

Class K
Net assets	$1,941,326	$1,998,534	$697,064	$448,191

Shares outstanding[2]	158,851	159,267	54,605	35,101

Net asset value	$12.22	$12.55	$12.77	$12.77

Class R
Net assets	$1,281,883	$358,986	$422,605	$59,458

Shares outstanding[2]	105,121	28,668	33,190	4,674

Net asset value	$12.19	$12.52	$12.73	$12.72

[1] Cost — from the applicable LifePath Master Portfolio	$32,813,970	$24,720,779	$11,634,497	$3,585,101

[2] No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	15

Statements of Operations	BlackRock Funds III

Year Ended December 31, 2012	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Master Portfolio:
Dividends — affiliated	$337,402	$293,974	$155,687	$43,584
Interest — affiliated	148,862	67,607	17,414	664
Securities lending — affiliated — net	1,215	806	368	76
Income — affiliated	148	113	55	19
Expenses	(139,703)	(110,132)	(66,841)	(37,695)
Fees waived	91,325	76,202	51,597	33,839

Total income	439,249	328,570	158,280	40,487

Portfolio Expenses
Administration	89,995	63,143	29,855	7,142
Service — Investor A	26,207	18,172	5,939	1,440
Service and distribution — Investor C	4,913	2,872	2,203	1,429
Service and distribution — Class R	2,363	777	1,208	230
Professional	19,356	19,356	19,356	18,938

Total expenses	142,834	104,320	58,561	29,179
Less fees waived by administrator	(19,356)	(19,356)	(19,356)	(18,938)

Total expenses after fees waived	123,478	84,964	39,205	10,241

Net investment income	315,771	243,606	119,075	30,246

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolios
Net realized gain (loss) from investments, financial futures contracts, swaps and foreign currency transactions	262,772	129,046	51,373	(4,751)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps and foreign currency transactions	1,467,212	1,257,035	644,573	175,681

Total realized and unrealized gain	1,729,984	1,386,081	695,946	170,930

Net Increase in Net Assets Resulting from Operations	$2,045,755	$1,629,687	$815,021	$201,176

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath 2025 Portfolio		LifePath 2035 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011

Operations
Net investment income	$315,771	$159,967	$243,606	$98,949
Net realized gain (loss)	262,772	(171,742)	129,046	(138,750)
Net change in unrealized appreciation/depreciation	1,467,212	(266,934)	1,257,035	(279,386)

Net increase (decrease) in net assets resulting from operations	2,045,755	(278,709)	1,629,687	(319,187)

Dividends and Distributions to Shareholders From[1]

Net investment income:
Institutional	(136,096)	(42,732)	(105,235)	(27,579)
Investor A	(160,757)	(83,474)	(114,757)	(50,150)
Investor C	(5,950)	(1,017)	(3,003)	(887)
Class K	(30,293)	(31,159)	(30,232)	(20,070)
Class R	(9,096)	(246)	(2,781)	(240)
Net realized gain:
Institutional	—	(7)	—	(5)
Investor A	—	(16)	—	(9)
Investor C	—	—	—	—
Class K	—	(5)	—	(3)
Class R	—	—	—	—
Tax return of capital:
Institutional	—	—	(790)	—
Investor A	—	—	(862)	—
Investor C	—	—	(23)	—
Class K	—	—	(227)	—
Class R	—	—	(21)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(342,192)	(158,656)	(257,931)	(98,943)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	20,142,253	12,491,883	16,920,364	7,709,336

Net Assets
Total increase in net assets	21,845,816	12,054,518	18,292,120	7,291,206
Beginning of year	12,166,781	112,263	7,417,310	126,104

End of year	$34,012,597	$12,166,781	$25,709,430	$7,417,310

Undistributed (distributions in excess of) net investment income	$(20,190)	$2,156	$(11,444)	$958

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	17

Statements of Changes in Net Assets (concluded)	BlackRock Funds III

	LifePath 2045 Portfolio		LifePath 2055 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011

Operations
Net investment income	$119,075	$37,394	$30,246	$3,864
Net realized gain (loss)	51,373	(71,148)	(4,751)	5,284
Net change in unrealized appreciation/depreciation	644,573	(137,673)	175,681	(23,807)

Net increase (decrease) in net assets resulting from operations	815,021	(171,427)	201,176	(14,659)

Dividends and Distributions to Shareholders From[1]

Net investment income:
Institutional	(67,201)	(18,495)	(14,245)	(1,496)
Investor A	(40,414)	(13,393)	(10,527)	(914)
Investor C	(2,621)	(589)	(1,373)	(715)
Class K	(9,255)	(4,510)	(4,435)	(375)
Class R	(4,033)	(221)	(584)	(196)
Net realized gain:
Institutional	—	(147)	(226)	(1,174)
Investor A	—	(145)	(220)	(1,050)
Investor C	—	(6)	(44)	(873)
Class K	—	(36)	(11)	(188)
Class R	—	(3)	(19)	(187)
Tax return of capital:
Institutional	(334)	—	—	—
Investor A	(201)	—	—	—
Investor C	(13)	—	—	—
Class K	(46)	—	—	—
Class R	(20)	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(124,138)	(37,545)	(31,684)	(7,168)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	8,218,742	3,342,643	3,112,252	383,669

Net Assets
Total increase in net assets	8,909,625	3,133,671	3,281,744	361,842
Beginning of year	3,250,652	116,981	480,289	118,447

End of year	$12,160,277	$3,250,652	$3,762,033	$480,289

Undistributed (distributions in excess of) net investment income	$(4,205)	$244	$(754)	$164

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights	LifePath 2025 Portfolio

	Institutional
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.07		$11.21	$10.00

Net investment income[2]	0.22		0.25	0.11
Net realized and unrealized gain (loss)	1.11		(0.19)	1.63

Net increase from investment operations	1.33		0.06	1.74

Dividends and distributions from:[3]
Net investment income	(0.21)		(0.20)	(0.11)
Net realized gain	(0.00)[4]		(0.00)[4]	(0.42)

Total dividends and distributions	(0.21)		(0.20)	(0.53)

Net asset value, end of period	$12.19		$11.07	$11.21

Total Investment Return[5]
Based on net asset value	12.07%		0.49%	17.40%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.86%	[8,9]	1.06% [10,11]	24.41%	[12]

Total expenses after fees waived	0.76%	[8,9]	0.74% [10,11]	0.73%	[12]

Net investment income	1.85%	[8,9]	2.25% [10,11]	1.93%	[12]

Supplemental Data
Net assets, end of period (000)	$15,816		$3,233	$22

Portfolio turnover of the LifePath Master Portfolio	4%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.48%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.82%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	19

Financial Highlights (continued)	LifePath 2025 Portfolio

	Investor A
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.06		$11.21	$10.00

Net investment income[2]	0.18		0.21	0.09
Net realized and unrealized gain (loss)	1.12		(0.19)	1.63

Net increase from investment operations	1.30		0.02	1.72

Dividends and distributions from:[3]
Net investment income	(0.17)		(0.17)	(0.09)
Net realized gain	(0.00)[4]		(0.00)[4]	(0.42)

Total dividends and distributions	(0.17)		(0.17)	(0.51)

Net asset value, end of period	$12.19		$11.06	$11.21

Total Investment Return[5]
Based on net asset value	11.84%		0.18%	17.26%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.11%	[8,9]	1.32% [10,11]	24.68%	[12]

Total expenses after fees waived	1.01%	[8,9]	0.99% [10,11]	0.98%	[12]

Net investment income	1.54%	[8,9]	1.87% [10,11]	1.67%	[12]

Supplemental Data
Net assets, end of period (000)	$13,981		$7,076	$22

Portfolio turnover of the LifePath Master Portfolio	4%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding throughout the period.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.48%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.86%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath 2025 Portfolio

	Investor C
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.05		$11.21	$10.00

Net investment income[2]	0.10		0.14	0.05
Net realized and unrealized gain (loss)	1.11		(0.20)	1.63

Net increase (decrease) from investment operations	1.21		(0.06)	1.68

Dividends and distributions from:[3]
Net investment income	(0.11)		(0.10)	(0.05)
Net realized gain	(0.00)[4]		(0.00)[4]	(0.42)

Total dividends and distributions	(0.11)		(0.10)	(0.47)

Net asset value, end of period	$12.15		$11.05	$11.21

Total Investment Return[5]
Based on net asset value	10.99%		(0.54)%	16.84%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.85%	[8,9]	2.10% [10,11]	25.46%	[12]

Total expenses after fees waived	1.76%	[8,9]	1.75% [10,11]	1.72%	[12]

Net investment income	0.87%	[8,9]	1.25% [10,11]	0.95%	[12]

Supplemental Data
Net assets, end of period (000)	$992		$245	$22

Portfolio turnover of the LifePath Master Portfolio	4%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.48%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.82%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	21

Financial Highlights (continued)	LifePath 2025 Portfolio

	Class K
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.09		$11.21	$10.00

Net investment income[2]	0.26		0.26	0.13
Net realized and unrealized gain (loss)	1.11		(0.16)	1.63

Net increase from investment operations	1.37		0.10	1.76

Dividends and distributions from:[3]
Net investment income	(0.24)		(0.22)	(0.13)
Net realized gain	(0.00)[4]		(0.00)[4]	(0.42)

Total dividends and distributions	(0.24)		(0.22)	(0.55)

Net asset value, end of period	$12.22		$11.09	$11.21

Total Investment Return[5]
Based on net asset value	12.44%		0.87%	17.60%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.51%	[8,9]	0.71% [10,11]	24.05%	[12]

Total expenses after fees waived	0.41%	[8,9]	0.38% [10,11]	0.38%	[12]

Net investment income	2.20%	[8,9]	2.31% [10,11]	2.29%	[12]

Supplemental Data
Net assets, end of period (000)	$1,941		$1,590	$22

Portfolio turnover of the LifePath Master Portfolio	4%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.49%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.89%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (concluded)	LifePath 2025 Portfolio

	Class R
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.09		$11.21	$10.00

Net investment income[2]	0.18		0.17	0.08
Net realized and unrealized gain (loss)	1.08		(0.17)	1.63

Net increase from investment operations	1.26		—	1.71

Dividends and distributions from:[3]
Net investment income	(0.16)		(0.12)	(0.08)
Net realized gain	(0.00)[4]		(0.00)[4]	(0.42)

Total dividends and distributions	(0.16)		(0.12)	(0.50)

Net asset value, end of period	$12.19		$11.09	$11.21

Total Investment Return[5]
Based on net asset value	11.45%		0.02%	17.12%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.35%	[8,9]	1.57% [10,11]	24.94%	[12]

Total expenses after fees waived	1.26%	[8,9]	1.23% [10,11]	1.23%	[12]

Net investment income	1.54%	[8,9]	1.46% [10,11]	1.43%	[12]

Supplemental Data
Net assets, end of period (000)	$1,282		$22	$22

Portfolio turnover of the LifePath Master Portfolio	4%		24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.48%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.91%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	23

Financial Highlights	LifePath 2035 Portfolio

	Institutional
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.18		$11.52	$10.00

Net investment income[2]	0.24		0.24	0.11
Net realized and unrealized gain (loss)	1.30		(0.39)	1.99

Net increase (decrease) from investment operations	1.54		(0.15)	2.10

Dividends and distributions from:[3]
Net investment income	(0.21)		(0.19)	(0.10)
Net realized gain	—		(0.00)[4]	(0.48)
Tax return of capital	(0.00)[4]		—	—

Total dividends and distributions	(0.21)		(0.19)	(0.58)

Net asset value, end of period	$12.51		$11.18	$11.52

Total Investment Return[5]
Based on net asset value	13.85%		(1.32)%	20.96%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.89%	[8,9]	1.22% [10,11]	24.07%	[12]

Total expenses after fees waived	0.75%	[8,9]	0.72% [10,11]	0.71%	[12]

Net investment income	1.98%	[8,9]	2.13% [10,11]	1.88%	[12]

Supplemental Data
Net assets, end of period (000)	$12,853		$2,033	$23

Portfolio turnover of the LifePath Master Portfolio	4%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.56%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.10%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath 2035 Portfolio

	Investor A
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.17		$11.51	$10.00

Net investment income[2]	0.20		0.20	0.10
Net realized and unrealized gain (loss)	1.32		(0.37)	1.98

Net increase (decrease) from investment operations	1.52		(0.17)	2.08

Dividends and distributions from:[3]
Net investment income	(0.18)		(0.17)	(0.09)
Net realized gain	—		(0.00)[4]	(0.48)
Tax return of capital	(0.00)[4]		—	—

Total dividends and distributions	(0.18)		(0.17)	(0.57)

Net asset value, end of period	$12.51		$11.17	$11.51

Total Investment Return[5]
Based on net asset value	13.63%		(1.55)%	20.74%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.14%	[8,9]	1.48% [10,11]	22.59%	[12]

Total expenses after fees waived	1.00%	[8,9]	0.97% [10,11]	0.96%	[12]

Net investment income	1.63%	[8,9]	1.77% [10,11]	1.71%	[12]

Supplemental Data
Net assets, end of period (000)	$9,966		$4,121	$27

Portfolio turnover of the LifePath Master Portfolio	4%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding throughout the period.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.56%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.15%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	25

Financial Highlights (continued)	LifePath 2035 Portfolio

	Investor C
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.14		$11.49	$10.00

Net investment income[2]	0.11		0.09	0.05
Net realized and unrealized gain (loss)	1.30		(0.35)	1.98

Net increase (decrease) from investment operations	1.41		(0.26)	2.03

Dividends and distributions from:[3]
Net investment income	(0.10)		(0.09)	(0.06)
Net realized gain	—		(0.00)[4]	(0.48)
Tax return of capital	(0.00)[4]		—	—

Total dividends and distributions	(0.10)		(0.09)	(0.54)

Net asset value, end of period	$12.45		$11.14	$11.49

Total Investment Return[5]
Based on net asset value	12.70%		(2.28)%	20.30%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.89%	[8,9]	2.24% [10,11]	25.11%	[12]

Total expenses after fees waived	1.75%	[8,9]	1.72% [10,11]	1.70%	[12]

Net investment income	0.92%	[8,9]	0.80% [10,11]	0.89%	[12]

Supplemental Data
Net assets, end of period (000)	$533		$190	$30

Portfolio turnover of the LifePath Master Portfolio	4%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.56%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.09%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath 2035 Portfolio

	Class K
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.20		$11.52	$10.00

Net investment income[2]	0.27		0.25	0.13
Net realized and unrealized gain (loss)	1.32		(0.35)	1.99

Net increase (decrease) from investment operations	1.59		(0.10)	2.12

Dividends and distributions from:[3]
Net investment income	(0.24)		(0.22)	(0.12)
Net realized gain	—		(0.00)[4]	(0.48)
Tax return of capital	(0.00)[4]		—	—

Total dividends and distributions	(0.24)		(0.22)	(0.60)

Net asset value, end of period	$12.55		$11.20	$11.52

Total Investment Return[5]
Based on net asset value	14.30%		(0.94)%	21.16%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.55%	[8,9]	0.87% [10,11]	23.70%	[12]

Total expenses after fees waived	0.40%	[8,9]	0.36% [10,11]	0.36%	[12]

Net investment income	2.26%	[8,9]	2.17% [10,11]	2.23%	[12]

Supplemental Data
Net assets, end of period (000)	$1,999		$1,050	$23

Portfolio turnover of the LifePath Master Portfolio	4%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.57%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.20%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	27

Financial Highlights (concluded)	LifePath 2035 Portfolio

	Class R
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.19		$11.52	$10.00

Net investment income[2]	0.21		0.15	0.08
Net realized and unrealized gain (loss)	1.28		(0.36)	1.99

Net increase (decrease) from investment operations	1.49		(0.21)	2.07

Dividends and distributions from:[3]
Net investment income	(0.16)		(0.12)	(0.07)
Net realized gain	—		(0.00)[4]	(0.48)
Tax return of capital	(0.00)[4]		—	—

Total dividends and distributions	(0.16)		(0.12)	(0.55)

Net asset value, end of period	$12.52		$11.19	$11.52

Total Investment Return[5]
Based on net asset value	13.37%		(1.85)%	20.67%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.38%	[8,9]	1.72% [10,11]	24.60%	[12]

Total expenses after fees waived	1.25%	[8,9]	1.21% [10,11]	1.22%	[12]

Net investment income	1.71%	[8,9]	1.31% [10,11]	1.39%	[12]

Supplemental Data
Net assets, end of period (000)	$359		$22	$23

Portfolio turnover of the LifePath Master Portfolio	4%		21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.55%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.19%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights	LifePath 2045 Portfolio

	Institutional
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.24		$11.70	$10.00

Net investment income[2]	0.25		0.23	0.10
Net realized and unrealized gain (loss)	1.47		(0.51)	2.30

Net increase (decrease) from investment operations	1.72		(0.28)	2.40

Dividends and distributions from:[3]
Net investment income	(0.22)		(0.18)	(0.10)
Net realized gain	—		(0.00)[4]	(0.60)
Tax return of capital	(0.00)[4]		—	—

Total dividends and distributions	(0.22)		(0.18)	(0.70)

Net asset value, end of period	$12.74		$11.24	$11.70

Total Investment Return[5]
Based on net asset value	15.34%		(2.46)%	24.01%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.06%	[8,9]	2.00% [10,11]	23.73%	[12]

Total expenses after fees waived	0.75%	[8,9]	0.70% [10,11]	0.68%	[12]

Net investment income	2.04%	[8,9]	2.02% [10,11]	1.81%	[12]

Supplemental Data
Net assets, end of period (000)	$7,066		$1,646	$23

Portfolio turnover of the LifePath Master Portfolio	4%		35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.83%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.51%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	29

Financial Highlights (continued)	LifePath 2045 Portfolio

	Investor A
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.25		$11.70	$10.00

Net investment income[2]	0.21		0.19	0.09
Net realized and unrealized gain (loss)	1.47		(0.49)	2.29

Net increase (decrease) from investment operations	1.68		(0.30)	2.38

Dividends and distributions from:[3]
Net investment income	(0.18)		(0.15)	(0.08)
Net realized gain	—		(0.00)[4]	(0.60)
Tax return of capital	(0.00)[4]		—	—

Total dividends and distributions	(0.18)		(0.15)	(0.68)

Net asset value, end of period	$12.75		$11.25	$11.70

Total Investment Return[5]
Based on net asset value	15.03%		(2.61)%	23.86%	[6]

Ratios to Average Net Assets[7]
Total expenses	1.31%	[8,9]	2.20% [10,11]	24.00%	[12]

Total expenses after fees waived	0.99%	[8,9]	0.95% [10,11]	0.93%	[12]

Net investment income	1.75%	[8,9]	1.65% [10,11]	1.56%	[12]

Supplemental Data
Net assets, end of period (000)	$3,512		$1,228	$23

Portfolio turnover of the LifePath Master Portfolio	4%		35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.83%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.23%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath 2045 Portfolio

	Investor C
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.18		$11.67	$10.00

Net investment income[2]	0.13		0.11	0.05
Net realized and unrealized gain (loss)	1.45		(0.50)	2.28

Net increase (decrease) from investment operations	1.58		(0.39)	2.33

Dividends and distributions from:[3]
Dividends from net investment income	(0.11)		(0.10)	(0.06)
Net realized gain	—		(0.00)[4]	(0.60)
Tax return of capital	(0.00)[4]		—	—

Total dividends and distributions	(0.11)		(0.10)	(0.66)

Net asset value, end of period	$12.65		$11.18	$11.67

Total Investment Return[5]
Based on net asset value	14.15%		(3.37)%	23.33%	[6]

Ratios to Average Net Assets[7]
Total expenses	2.04%	[8,9]	2.99% [10,11]	24.78%	[12]

Total expenses after fees waived	1.75%	[8,9]	1.70% [10,11]	1.69%	[12]

Net investment income	1.07%	[8,9]	0.94% [10,11]	0.81%	[12]

Supplemental Data
Net assets, end of period (000)	$463		$95	$23

Portfolio turnover of the LifePath Master Portfolio	4%		35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.81%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.41%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	31

Financial Highlights (continued)	LifePath 2045 Portfolio

	Class K
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.26		$11.70	$10.00

Net investment income[2]	0.30		0.24	0.12
Net realized and unrealized gain (loss)	1.46		(0.48)	2.30

Net increase (decrease) from investment operations	1.76		(0.24)	2.42

Dividends and distributions from:[3]
Net investment income	(0.25)		(0.20)	(0.12)
Net realized gain	—		(0.00)[4]	(0.60)
Tax return of capital	(0.00)[4]		—	—

Total dividends and distributions	(0.25)		(0.20)	(0.72)

Net asset value, end of period	$12.77		$11.26	$11.70

Total Investment Return[5]
Based on net asset value	15.72%		(2.08)%	24.22%	[6]

Ratios to Average Net Assets[7]
Total expenses	0.70%	[8,9]	1.72% [10,11]	23.37%	[12]

Total expenses after fees waived	0.39%	[8,9]	0.35% [10,11]	0.33%	[12]

Net investment income	2.41%	[8,9]	2.04% [10,11]	2.17%	[12]

Supplemental Data
Net assets, end of period (000)	$697		$259	$23

Portfolio turnover of the LifePath Master Portfolio	4%		35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.83%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.71%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (concluded)	LifePath 2045 Portfolio

	Class R
	Year Ended December 31,		Period June 30, 2010[1] to December 31, 2010
	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$11.24	$11.69	$10.00

Net investment income[2]	0.23	0.14	0.07
Net realized and unrealized gain (loss)	1.42	(0.48)	2.30

Net increase (decrease) from investment operations	1.65	(0.34)	2.37

Dividends and distributions from:[3]
Dividends from net investment income	(0.16)	(0.11)	(0.08)
Net realized gain	—	(0.00)[4]	(0.60)
Tax return of capital	(0.00)[4]	—	—

Total dividends and distributions	(0.16)	(0.11)	(0.68)

Net asset value, end of period	$12.73	$11.24	$11.69

Total Investment Return[5]
Based on net asset value	14.77%	(2.93)%	23.68%[6]

Ratios to Average Net Assets[7]
Total expenses	1.55%[8,9]	2.57%[10,11]	24.26%[12]

Total expenses after fees waived	1.25%[8,9]	1.19%[10,11]	1.19%[12]

Net investment income	1.84%[8,9]	1.17%[10,11]	1.31%[12]

Supplemental Data
Net assets, end of period (000)	$423	$22	$23

Portfolio turnover of the LifePath Master Portfolio	4%	35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.82%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.71%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	33

Financial Highlights	LifePath 2055 Portfolio

	Institutional
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.13		$11.85	$10.00

Net investment income[2]	0.27		0.23	0.10
Net realized and unrealized gain (loss)	1.56		(0.70)	2.45

Net increase (decrease) from investment operations	1.83		(0.47)	2.55

Dividends and distributions from:[3]
Net investment income	(0.21)		(0.16)	(0.09)
Net realized gain	(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.22)		(0.25)	(0.70)

Net asset value, end of period	$12.74		$11.13	$11.85

Total Investment Return[4]
Based on net asset value	16.46%		(4.02)%	25.58%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.00%	[7,8]	9.82% [9,10]	23.56%	[11]

Total expenses after fees waived	0.75%	[7,8]	0.69% [9,10]	0.66%	[11]

Net investment income	2.17%	[7,8]	1.94% [9,10]	1.78%	[11]

Supplemental Data
Net assets, end of period (000)	$1,981		$164	$24

Portfolio turnover of the LifePath Master Portfolio	7%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.22%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 15.11%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath 2055 Portfolio

	Investor A
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.13		$11.85	$10.00

Net investment income[2]	0.23		0.16	0.09
Net realized and unrealized gain (loss)	1.56		(0.67)	2.46

Net increase (decrease) from investment operations	1.79		(0.51)	2.55

Dividends and distributions from:[3]
Net investment income	(0.18)		(0.12)	(0.09)
Net realized gain	(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.19)		(0.21)	(0.70)

Net asset value, end of period	$12.73		$11.13	$11.85

Total Investment Return[4]
Based on net asset value	16.09%		(4.35)%	25.50%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.29%	[7,8]	8.94% [9,10]	23.83%	[11]

Total expenses after fees waived	1.00%	[7,8]	0.94% [9,10]	0.91%	[11]

Net investment income	1.88%	[7,8]	1.43% [9,10]	1.53%	[11]

Supplemental Data
Net assets, end of period (000)	$1,043		$163	$24

Portfolio turnover of the LifePath Master Portfolio	7%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding throughout the period.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.28%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 12.56%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	35

Financial Highlights (continued)	LifePath 2055 Portfolio

	Investor C
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.06		$11.82	$10.00

Net investment income[2]	0.13		0.10	0.04
Net realized and unrealized gain (loss)	1.56		(0.69)	2.45

Net increase (decrease) from investment operations	1.69		(0.59)	2.49

Dividends and distributions from:[3]
Net investment income	(0.10)		(0.08)	(0.06)
Net realized gain	(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.11)		(0.17)	(0.67)

Net asset value, end of period	$12.64		$11.06	$11.82

Total Investment Return[4]
Based on net asset value	15.27%		(5.01)%	24.98%	[5]

Ratios to Average Net Assets[6]
Total expenses	3.12%	[7,8]	11.00% [9,10]	24.62%	[11]

Total expenses after fees waived	1.75%	[7,8]	1.69% [9,10]	1.67%	[11]

Net investment income	1.05%	[7,8]	0.88% [9,10]	0.78%	[11]

Supplemental Data
Net assets, end of period (000)	$231		$109	$24

Portfolio turnover of the LifePath Master Portfolio	7%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.42%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 14.29%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath 2055 Portfolio

	Class K
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.15		$11.86	$10.00

Net investment income[2]	0.35		0.23	0.12
Net realized and unrealized gain (loss)	1.52		(0.66)	2.46

Net increase (decrease) from investment operations	1.87		(0.43)	2.58

Dividends and distributions from:[3]
Net investment income	(0.24)		(0.19)	(0.11)
Net realized gain	(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.25)		(0.28)	(0.72)

Net asset value, end of period	$12.77		$11.15	$11.86

Total Investment Return[4]
Based on net asset value	16.83%		(3.71)%	25.84%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.27%	[7,8]	9.68% [9,10]	23.20%	[11]

Total expenses after fees waived	0.40%	[7,8]	0.33% [9,10]	0.31%	[11]

Net investment income	2.80%	[7,8]	1.99% [9,10]	2.14%	[11]

Supplemental Data
Net assets, end of period (000)	$448		$22	$24

Portfolio turnover of the LifePath Master Portfolio	7%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.71%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 16.23%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	37

Financial Highlights (concluded)	LifePath 2055 Portfolio

	Class R
	Year Ended December 31,			Period June 30, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.12		$11.84	$10.00

Net investment income[2]	0.19		0.13	0.07
Net realized and unrealized gain (loss)	1.56		(0.66)	2.46

Net increase (decrease) from investment operations	1.75		(0.53)	2.53

Dividends and distributions from:[3]
Net investment income	(0.14)		(0.10)	(0.08)
Net realized gain	(0.01)		(0.09)	(0.61)

Total dividends and distributions	(0.15)		(0.19)	(0.69)

Net asset value, end of period	$12.72		$11.12	$11.84

Total Investment Return[4]
Based on net asset value	15.75%		(4.54)%	25.33%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.75%	[7,8]	10.53% [9,10]	24.09%	[11]

Total expenses after fees waived	1.25%	[7,8]	1.18% [9,10]	1.16%	[11]

Net investment income	1.53%	[7,8]	1.14% [9,10]	1.29%	[11]

Supplemental Data
Net assets, end of period (000)	$59		$22	$24

Portfolio turnover of the LifePath Master Portfolio	7%		51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding LifePath Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.60%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 16.23%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements	BlackRock Funds III

1. Organization and Significant Accounting Policies:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”) are each a series of the Trust. The LifePath Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Portfolio seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”). Each LifePath Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Portfolio. The performance of a LifePath Portfolio is directly affected by the performance of its corresponding LifePath Master Portfolio.

The value of each LifePath Portfolio’s investment in its corresponding LifePath Master Portfolio reflects that LifePath Portfolio’s proportionate interest in the net assets of that LifePath Master Portfolio (99.96%, 99.96%, 99.88% and 99.63% for the LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio, respectively, as of December 31, 2012).

Each LifePath Portfolio offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement or similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the LifePath Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Portfolios’ policy is to fair value their financial instruments at market value. Each LifePath Portfolio records its investments in the applicable LifePath Master Portfolio at fair value based on the LifePath Portfolio’s proportionate interest in the net assets of the applicable LifePath Master Portfolio. Valuation of securities held by the LifePath Master

Portfolios is discussed in Note 1 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Master Portfolio are accounted on a trade date basis. Each LifePath Portfolio records daily its proportionate share of its LifePath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Portfolio’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a LifePath Portfolio’s taxable income and net capital gains, but not in excess of a LifePath Portfolio’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the LifePath Portfolios’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Portfolio’s US federal tax returns remains open for each of the two years ended December 31, 2012 and the period ended December 31, 2010. The statutes of limitations on each LifePath Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a LifePath Portfolio or its classes are charged to that LifePath Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Portfolios and other shared expenses pro rated to the LifePath Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

BLACKROCK FUNDS III	DECEMBER 31, 2012	39

Notes to Financial Statements (continued)	BlackRock Funds III

The Trust, on behalf of the LifePath Portfolios, entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”) (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the LifePath Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Portfolios. BTC is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each LifePath Portfolio’s Institutional, Investor A, Investor C and Class R Shares and 0.15% based on the average net assets of the Class K Shares. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as each LifePath Portfolio’s administrator and entered into an Administration Agreement with the Trust, on behalf of the LifePath Portfolios, on similar terms.

From time to time, BAL may waive and previously BTC waived such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate and previously BTC delegated certain of its administration duties to sub-administrators.

The fees of the Trust’s independent registered public accounting firm and legal counsel (the “independent expenses”) are paid directly by the LifePath Portfolios. BAL has contractually agreed and previously BTC agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the independent expenses through April 30, 2022. These amounts are included in fees waived by administrator in the Statements of Operations.

The Trust, on behalf of the LifePath Portfolios, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the share classes as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the year ended December 31, 2012, affiliates earned underwriting discounts, direct commissions and/or dealer concessions on sales of each LifePath Portfolio’s Investor A Shares as follows:

Investor A
LifePath 2025 Portfolio	$228
LifePath 2035 Portfolio	$200
LifePath 2045 Portfolio	$126
LifePath 2055 Portfolio	$96

For the year ended December 31, 2012, affiliates received CDSCs relating to transactions in Investor C Shares as follows:

Investor C
LifePath 2025 Portfolio	$197
LifePath 2035 Portfolio	$421
LifePath 2045 Portfolio	$208
LifePath 2055 Portfolio	$600

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to the reclassification of distributions were reclassified to the following accounts:

LifePath 2025 Portfolio
Distributions in excess of net investment income	$4,075
Accumulated net realized gain allocated from the LifePath Master Portfolio	$(4,075)

40	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (continued)	BlackRock Funds III

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

		LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio
Ordinary income	12/31/12	$338,117	$256,008	$123,524	$31,164
	12/31/11	$158,628	$98,927	$37,326	$3,984
Long-term capital gains	12/31/12	$4,075	—	—	$520
	12/31/11	$28	$16	$219	$3,184
Return of Capital	12/31/12	—	$1,923	$614	—

Total	12/31/12	$342,192	$257,931	$124,138	$31,684

	12/31/11	$158,656	$98,943	$37,545	$7,168

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio
Undistributed ordinary income	—	—	—	$144
Undistributed long-term capital gains	$2,946	—	—	—
Capital loss carryforwards	—	$(33,935)	$(22,438)	—
Net unrealized gains[1]	1,276,121	1,010,001	526,615	169,519
Qualified late-year losses[2]	—	(4,626)	(4,641)	(3,561)

Total	$1,279,067	$971,440	$499,536	$166,102

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the timing and recognition of partnership income.

[2]	The LifePath Portfolios have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012, the LifePath Portfolios had capital loss carryforwards with no expiration dates, available to offset future realized capital gains as follows:

LifePath 2035 Portfolio	$33,935
LifePath 2045 Portfolio	$22,438

During the year ended December 31, 2012, LifePath Portfolios listed below utilized the following amounts of their respective capital loss carryforwards:

LifePath 2025 Portfolio	$227,304
LifePath 2035 Portfolio	$146,374
LifePath 2045 Portfolio	$63,031

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
LifePath 2025 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,045,339	$12,568,837	308,420	$3,585,836
Shares issued to shareholders in reinvestment of dividends and distributions	11,282	135,315	3,779	42,343
Shares redeemed	(51,418)	(613,325)	(22,232)	(250,826)

Net increase	1,005,203	$12,090,827	289,967	$3,377,353

Investor A
Shares sold	646,048	$7,555,703	743,173	$8,518,519
Shares issued to shareholders in reinvestment of dividends and distributions	12,936	154,187	7,269	81,569
Shares redeemed	(151,744)	(1,805,319)	(112,926)	(1,286,222)

Net increase	507,240	$5,904,571	637,516	$7,313,866

Investor C
Shares sold	62,648	$742,048	20,186	$219,747
Shares issued to shareholders in reinvestment of dividends and distributions	149	1,762	27	302
Shares redeemed	(3,317)	(39,041)	—	—

Net increase	59,480	$704,769	20,213	$220,049

BLACKROCK FUNDS III	DECEMBER 31, 2012	41

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath 2025 Portfolio (concluded)	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class K
Shares sold	91,635	$1,104,068	282,594	$3,190,420
Shares issued to shareholders in reinvestment of dividends and distributions	2,493	29,808	2,730	30,725
Shares redeemed	(78,700)	(919,978)	(143,907)	(1,640,530)

Net increase	15,428	$213,898	141,417	$1,580,615

Class R
Shares sold	139,022	$1,661,296	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	554	6,692	—	—
Shares redeemed	(36,457)	(439,800)	—	—

Net increase	103,119	$1,228,188	—	—

Total Net Increase	1,690,470	$20,142,253	1,089,113	$12,491,883

LifePath 2035 Portfolio
Institutional
Shares sold	876,904	$10,802,927	187,358	$2,242,066
Shares issued to shareholders in reinvestment of dividends and distributions	8,560	105,118	2,382	27,198
Shares redeemed	(39,959)	(481,433)	(9,833)	(113,675)

Net increase	845,505	$10,426,612	179,907	$2,155,589

Investor A
Shares sold	510,399	$6,061,025	411,896	$4,866,349
Shares issued to shareholders in reinvestment of dividends and distributions	9,088	111,016	4,340	49,724
Shares redeemed	(91,669)	(1,110,992)	(49,782)	(580,912)

Net increase	427,818	$5,061,049	366,454	$4,335,161

Investor C
Shares sold	32,228	$392,026	18,711	$215,709
Shares issued to shareholders in reinvestment of dividends and distributions	72	866	50	559
Shares redeemed	(6,576)	(79,864)	(4,277)	(47,057)

Net increase	25,724	$313,028	14,484	$169,211

Class K
Shares sold	76,743	$935,081	134,726	$1,559,562
Shares issued to shareholders in reinvestment of dividends and distributions	2,443	29,971	1,711	19,640
Shares redeemed	(13,680)	(166,794)	(44,680)	(529,827)

Net increase	65,506	$798,258	91,757	$1,049,375

Class R
Shares sold	37,010	$450,432	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	181	2,236	—	—
Shares redeemed	(10,523)	(131,251)	—	—

Net increase	26,668	$321,417	—	—

Total Net Increase	1,391,221	$16,920,364	652,602	$7,709,336

42	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (continued)	BlackRock Funds III

	Year Ended December 31, 2012		Year Ended December 31, 2011
LifePath 2045 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	441,838	$5,521,233	150,876	$1,790,065
Shares issued to shareholders in reinvestment of dividends and distributions	5,378	67,095	1,575	18,285
Shares redeemed	(39,114)	(481,867)	(8,082)	(94,178)

Net increase	408,102	$5,106,461	144,369	$1,714,172

Investor A
Shares sold	195,093	$2,350,475	126,500	$1,525,233
Shares issued to shareholders in reinvestment of dividends and distributions	3,199	39,754	1,134	13,226
Shares redeemed	(31,994)	(392,545)	(20,422)	(231,972)

Net increase	166,298	$1,997,684	107,212	$1,306,487

Investor C
Shares sold	33,075	$404,882	8,267	$94,835
Shares issued to shareholders in reinvestment of dividends and distributions	14	166	16	185
Shares redeemed	(5,053)	(60,278)	(1,761)	(21,566)

Net increase	28,036	$344,770	6,522	$73,454

Class K
Shares sold	35,316	$437,850	21,328	$252,476
Shares issued to shareholders in reinvestment of dividends and distributions	702	8,798	355	4,140
Shares redeemed	(4,420)	(53,615)	(679)	(8,086)

Net increase	31,598	$393,033	21,004	$248,530

Class R
Shares sold	50,526	$620,689	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	261	3,242	—	—
Shares redeemed	(19,597)	(247,137)	—	—

Net increase	31,190	$376,794	—	—

Total Net Increase	665,224	$8,218,742	279,107	$3,342,643

LifePath 2055 Portfolio
Institutional
Shares sold	150,947	$1,883,358	12,679	$147,015
Shares issued to shareholders in reinvestment of dividends and distributions	1,120	13,978	189	2,160
Shares redeemed	(11,328)	(140,748)	(123)	(1,420)

Net increase	140,739	$1,756,588	12,745	$147,755

Investor A
Shares sold	83,690	$1,011,785	24,017	$280,326
Shares issued to shareholders in reinvestment of dividends and distributions	804	9,984	138	1,533
Shares redeemed	(17,242)	(210,120)	(11,500)	(141,503)

Net increase	67,252	$811,649	12,655	$140,356

Investor C
Shares sold	14,051	$171,394	8,004	$97,427
Shares issued to shareholders in reinvestment of dividends and distributions	35	433	98	1,138
Shares redeemed	(5,611)	(68,197)	(281)	(3,007)

Net increase	8,475	$103,630	7,821	$95,558

BLACKROCK FUNDS III	DECEMBER 31, 2012	43

Notes to Financial Statements (concluded)	BlackRock Funds III

LifePath 2055 Portfolio (concluded)	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class K
Shares sold	35,037	$433,079	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	311	3,951	—	—
Shares redeemed	(2,248)	(28,304)	—	—

Net increase	33,100	$408,726	—	—

Class R
Shares sold	2,667	$31,573	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	24	293	—	—
Shares redeemed	(17)	(207)	—	—

Net increase	2,674	$31,659	—	—

Total Net Increase	252,240	$3,112,252	33,221	$383,669

At December 31, 2012, shares owned by affiliates were as follows:

	Institutional	Investor A	Investor C	Class K	Class R
LifePath 2025 Portfolio	2,005	2,004	2,000	2,006	2,002
LifePath 2035 Portfolio	2,003	2,002	2,000	2,004	2,000
LifePath 2045 Portfolio	2,001	2,000	2,000	2,003	2,000
LifePath 2055 Portfolio	2,000	2,000	2,000	2,001	2,000

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	BLACKROCK FUNDS III	DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Shareholders and Board of Trustees of BlackRock Funds III:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio, each a series of BlackRock Funds III (the “Trust”), at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the taxable year ended December 31, 2012:

	Payable Date	LifePath 2025 Portfolio	LifePath 2035 Portfolio	LifePath 2045 Portfolio	LifePath 2055 Portfolio
Qualified Dividend Income for Individuals[1]	04/02/12 –01/02/13	74.48%	85.49%	93.45%	99.40%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	04/02/12 –01/02/13	44.14%	49.58%	53.64%	57.70%
Federal Obligation Interest[2]	04/02/12 –01/02/13	3.05%	1.89%	1.02%	—
Interest-Related Dividends for Non-US Residents[3]	04/02/12 –01/02/13	25.87%	16.98%	8.85%	1.31%

[1]	The LifePath Portfolios hereby designates the percentage indicated above or the maximum amount allowable by laws.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends your received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, the LifePath Portfolios distributed long-term capital gains per share to shareholders of record on the following dates:

Record date	June 28, 2012
LifePath 2055 Portfolio	$0.005257

BLACKROCK FUNDS III	DECEMBER 31, 2012	45

Master Portfolio Information as of December 31, 2012	Master Investment Portfolio

LifePath 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	61%
Fixed Income Funds	38
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	34%
CoreAlpha Bond Master Portfolio	33
ACWI ex-US Index Master Portfolio	11
iShares Barclays TIPS Bond Fund	5
iShares MSCI EAFE Index Fund	3
Master Small Cap Index Series	3
BlackRock Commodity Strategies Fund	3
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2
iShares Cohen & Steers Realty Majors Index Fund	2
iShares MSCI Emerging Markets Index Fund	1
iShares MSCI EAFE Small Cap Index Fund	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1
iShares MSCI Canada Index Fund	1

LifePath 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	76%
Fixed Income Funds	24

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	42%
CoreAlpha Bond Master Portfolio	22
ACWI ex-US Index Master Portfolio	15
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	3
iShares MSCI EAFE Index Fund	3
BlackRock Commodity Strategies Fund	3
iShares Cohen & Steers Realty Majors Index Fund	3
Master Small Cap Index Series	3
iShares Barclays TIPS Bond Fund	3
iShares MSCI Emerging Markets Index Fund	1
iShares MSCI EAFE Small Cap Index Fund	1
iShares MSCI Canada Index Fund	1

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

46	BLACKROCK FUNDS III	DECEMBER 31, 2012

Master Portfolio Information as of December 31, 2012 (concluded)	Master Investment Portfolio

LifePath 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	87%
Fixed Income Funds	13

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	49%
ACWI ex-US Index Master Portfolio	18
CoreAlpha Bond Master Portfolio	13
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5
iShares Cohen & Steers Realty Majors Index Fund	4
iShares MSCI EAFE Index Fund	3
BlackRock Commodity Strategies Fund	3
Master Small Cap Index Series	2
iShares MSCI EAFE Small Cap Index Fund	1
iShares MSCI Emerging Markets Index Fund	1
iShares MSCI Canada Index Fund	1

LifePath 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	98%
Fixed Income Funds	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	55%
ACWI ex-US Index Master Portfolio	25
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5
iShares Cohen & Steers Realty Majors Index Fund	4
BlackRock Commodity Strategies Fund	3
Master Small Cap Index Series	2
CoreAlpha Bond Master Portfolio	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares MSCI EAFE Index Fund	1
iShares MSCI Emerging Markets Index Fund	1

Active Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	4%
Microsoft Corp.	2
Exxon Mobil Corp.	2
Google, Inc., Class A	2
JPMorgan Chase & Co.	2
Pfizer, Inc.	2
Wells Fargo & Co.	2
Merck & Co., Inc.	1
Verizon Communications, Inc.	1
Coca-Cola Co.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	15
Consumer Discretionary	14
Health Care	13
Industrials	12
Energy	10
Consumer Staples	9
Telecommunication Services	3
Materials	3
Utilities	2

For Active Stock Master Portfolio compliance purposes, the Active Stock Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Active Stock Master Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	DECEMBER 31, 2012	47

Schedule of Investments December 31, 2012	LifePath 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Equity Funds — 61.1%
Active Stock Master Portfolio	$11,459,746	$11,459,746
ACWI ex-US Index Master Portfolio	$3,575,376	3,575,376
BlackRock Commodity Strategies Fund	106,996	1,086,010
iShares Cohen & Steers Realty Majors Index Fund	8,050	632,247
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	22,926	759,080
iShares MSCI Canada Index Fund	6,086	172,842
iShares MSCI EAFE Index Fund (b)	20,271	1,151,798
iShares MSCI EAFE Small Cap Index Fund	8,871	361,139
iShares MSCI Emerging Markets Index Fund	10,613	470,687
Master Small Cap Index Series	$1,135,224	1,135,224

		20,804,149
Fixed Income Funds — 37.4%
CoreAlpha Bond Master Portfolio	$11,181,905	11,181,905
iShares Barclays TIPS Bond Fund	12,725	1,544,942

		12,726,847

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	333,964	$333,964
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	74,872	74,872

		408,836
Total Affiliated Investment Companies (Cost — $32,701,090*) — 99.7%		33,939,832
Other Assets in Excess of Liabilities — 0.3%		103,840

Net Assets — 100.0%		$34,043,672

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$32,708,679

Gross unrealized appreciation	$1,278,360
Gross unrealized depreciation	(47,207)

Net unrealized appreciation	$1,231,153

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$4,575,528	$6,884,218	[1]	—	$11,459,746	$11,459,746	$136,087	$349,406
ACWI US Index Master Portfolio	$71,013	$3,504,363	[1]	—	$3,575,376	$3,575,376	$24,875	$(3,399)
BlackRock Cash Funds: Institutional, SL Agency Shares	253,632	80,332	[2]	—	333,964	$333,964	$1,102	—
BlackRock Cash Funds: Prime, SL Agency Shares	77,542	—		(2,670)[2]	74,872	$74,872	$262	—
BlackRock Commodity Strategies Fund	—	106,996		—	106,996	$1,086,010	$176	—
CoreAlpha Bond Master Portfolio	$3,701,752	$7,480,153	[1]	—	$11,181,905	$11,181,905	$170,730	$4,279
iShares Barclays TIPS Bond Fund	4,832	8,284		(391)	12,725	$1,544,942	$20,513	$4,003
iShares Cohen & Steers Realty Majors Index Fund	3,901	4,897		(748)	8,050	$632,247	$14,101	$3,833
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	11,898	13,196		(2,168)	22,926	$759,080	$34,306	$(5,648)
iShares MSCI Canada Index Fund	7,352	321		(1,587)	6,086	$172,842	$3,949	$(10,187)
iShares MSCI EAFE Index Fund	26,801	1,649		(8,179)	20,271	$1,151,798	$46,454	$(68,271)
iShares MSCI EAFE Small Cap Index Fund	5,331	4,059		(519)	8,871	$361,139	$10,236	$(3,730)
iShares MSCI Emerging Markets Index Fund	13,412	1,172		(3,971)	10,613	$470,687	$10,021	$(32,060)
Master Small Cap Index Series	$412,480	$722,744	[1]	—	$1,135,224	$1,135,224	$15,135	$4,882

[1]	Represents net beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath 2025 Master Portfolio

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$6,587,581	$27,352,251	—	$33,939,832

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $348,000 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	49

Schedule of Investments December 31, 2012	LifePath 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Equity Funds — 73.8%
Active Stock Master Portfolio	$10,655,052	$10,655,052
ACWI ex-US Index Master Portfolio	$3,668,078	3,668,078
BlackRock Commodity Strategies Fund	79,015	802,001
iShares Cohen & Steers Realty Majors Index Fund	8,780	689,581
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	26,170	866,489
iShares MSCI Canada Index Fund	4,319	122,660
iShares MSCI EAFE Index Fund	14,984	851,391
iShares MSCI EAFE Small Cap Index Fund	7,903	321,731
iShares MSCI Emerging Markets Index Fund	7,858	348,502
Master Small Cap Index Series	$660,486	660,486

		18,985,971

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Fixed Income Funds — 23.8%
CoreAlpha Bond Master Portfolio	$5,500,575	$5,500,575
iShares Barclays TIPS Bond Fund	5,167	627,325

		6,127,900
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (b)	79,543	79,543
Total Affiliated Investment Companies (Cost — $24,192,724*) — 97.9%		25,193,414
Other Assets in Excess of Liabilities — 2.1%		538,455

Net Assets — 100.0%		$25,731,869

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$24,205,697

Gross unrealized appreciation	$1,033,576
Gross unrealized depreciation	(45,859)

Net unrealized appreciation	$987,717

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$3,428,411	$7,226,641	[1]	—	$10,655,052	$10,655,052	$129,185	$222,127
ACWI ex-US Index Master Portfolio	$166,164	$3,501,914	[1]	—	$3,668,078	$3,668,078	$32,421	$(23,357)
BlackRock Cash Funds: Institutional, SL Agency Shares	169,991	—		(90,448)[2]	79,543	$79,543	920	—
BlackRock Cash Funds: Prime, SL Agency Shares	49,989	—		(49,989)[2]	—	—	—	—
BlackRock Commodity Strategies Fund	—	79,015			79,015	$802,001	133	—
CoreAlpha Bond Master Portfolio	$1,392,205	$4,108,370	[1]	—	$5,500,575	$5,500,575	$77,815	$(3,883)
iShares Barclays TIPS Bond Fund	1,528	3,663		(24)	5,167	$627,325	$7,969	$173
iShares Cohen & Steers Realty Majors Index Fund	3,512	5,656		(388)	8,780	$689,581	$15,706	$1,555
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	10,719	17,452		(2,001)	26,170	$866,489	$37,825	$(2,091)
iShares MSCI Canada Index Fund	4,932	427		(1,040)	4,319	$122,660	$2,918	$(6,412)
iShares MSCI EAFE Index Fund	18,186	1,869		(5,071)	14,984	$851,391	$32,524	$(44,216)
iShares MSCI EAFE Small Cap Index Fund	3,878	4,066		(41)	7,903	$321,731	$9,516	$(380)
iShares MSCI Emerging Markets Index Fund	9,150	856		(2,148)	7,858	$348,502	$6,984	$(16,300)
Master Small Cap Index Series	$215,825	$444,661	[1]	—	$660,486	$660,486	$8,916	$1,710

[1]	Represents net beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath 2035 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$4,709,223	$20,484,191	—	$25,193,414

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	51

Schedule of Investments December 31, 2012	LifePath 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 85.6%
Active Stock Master Portfolio	$5,836,507	$5,836,507
ACWI ex-US Index Master Portfolio	$2,144,403	2,144,403
BlackRock Commodity Strategies Fund	38,377	389,531
iShares Cohen & Steers Realty Majors Index Fund (b)	5,575	437,860
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	16,215	536,879
iShares MSCI Canada Index Fund	2,208	62,707
iShares MSCI EAFE Index Fund	6,929	393,706
iShares MSCI EAFE Small Cap Index Fund	4,341	176,722
iShares MSCI Emerging Markets Index Fund	3,786	167,909
Master Small Cap Index Series	$280,483	280,483

		10,426,707
Fixed Income Funds — 12.5%
CoreAlpha Bond Master Portfolio	$1,516,825	1,516,825

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	46,211	$46,211
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	6,820	6,820

		53,031
Total Affiliated Investment Companies (Cost — $11,463,556*) — 98.5%		11,996,563
Other Assets in Excess of Liabilities — 1.5%		181,145

Net Assets — 100.0%		$12,177,708

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$11,469,690

Gross unrealized appreciation	$548,763
Gross unrealized depreciation	(21,890)

Net unrealized appreciation	$526,873

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$1,730,629	$4,105,878	[1]	—	$5,836,507	$5,836,507	$75,097	$94,663
ACWI ex-US Index Master Portfolio	$106,097	$2,038,306	[1]	—	$2,144,403	$2,144,403	$19,356	$(17,218)
BlackRock Cash Funds: Institutional, SL Agency Shares	80,415	—		(34,204)[2]	46,211	$46,211	345	—
BlackRock Cash Funds: Prime, SL Agency Shares	24,127	—		(17,307)[2]	6,820	$6,820	79	—
BlackRock Commodity Strategies Fund	—	38,377		—	38,377	$389,531	$63	—
CoreAlpha Bond Master Portfolio	$307,353	$1,209,472	[1]	—	$1,516,825	$1,516,825	$16,684	$(791)
iShares Cohen & Steers Realty Majors Index Fund	1,953	4,038		(416)	5,575	$437,860	$9,576	$2,658
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5,953	11,517		(1,255)	16,215	$536,879	$23,787	$(1,432)
iShares MSCI Canada Index Fund	2,376	119		(287)	2,208	$62,707	$1,362	$(1,504)
iShares MSCI EAFE Index Fund	8,758	815		(2,644)	6,929	$393,706	$15,616	$(18,670)
iShares MSCI EAFE Small Cap Index Fund	1,914	2,433		(6)	4,341	$176,722	$5,040	$(7)
iShares MSCI Emerging Markets Index Fund	4,402	386		(1,002)	3,786	$167,909	$3,361	$(7,339)
Master Small Cap Index Series	$80,949	$199,534	[1]	—	$280,483	$280,483	$3,507	$799

[1]	Represents net beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath 2045 Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$2,218,345	$9,778,218	—	$11,996,563

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $31,700 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	53

Schedule of Investments December 31, 2012	LifePath 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 94.3%
Active Stock Master Portfolio	$2,007,359	$2,007,359
ACWI ex-US Index Master Portfolio	$905,861	905,861
BlackRock Commodity Strategies Fund	11,669	118,435
iShares Cohen & Steers Realty Majors Index Fund	1,929	151,504
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5,735	189,886
iShares MSCI Canada Index Fund	211	5,992
iShares MSCI EAFE Index Fund	552	31,365
iShares MSCI EAFE Small Cap Index Fund	1,544	62,856
iShares MSCI Emerging Markets Index Fund	314	13,926
Master Small Cap Index Series	$73,491	73,491

		3,560,675

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Fixed Income Funds — 2.0%
CoreAlpha Bond Master Portfolio	$72,942	$72,942
Short-Term Securities — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (b)	5,841	5,841
Total Affiliated Investment Companies (Cost — $3,460,255*) — 96.4%		3,639,458
Other Assets in Excess of Liabilities — 3.6%		135,343

Net Assets — 100.0%		$3,774,801

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,460,526

Gross unrealized appreciation	$182,272
Gross unrealized depreciation	(3,340)

Net unrealized appreciation	$178,932

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$275,426	$1,731,933	[1]	—	$2,007,359	$2,007,359	$20,353	$6,523
ACWI ex-US Index Master Portfolio	$31,897	$873,964	[1]	—	$905,861	$905,861	$7,825	$(10,692)
BlackRock Cash Funds: Institutional, SL Agency Shares	12,295	—		(6,454)[2]	5,841	$5,841	$91	—
BlackRock Cash Funds: Prime, SL Agency Shares	2,603	—		(2,603)[2]	—	—	$5	—
BlackRock Commodity Strategies Fund	—	11,669		—	11,669	$118,435	$21	—
CoreAlpha Bond Master Portfolio	$4,789	$68,153	[1]	—	$72,942	$72,942	$453	$(136)
iShares Cohen & Steers Realty Majors Index Fund	366	1,850		(287)	1,929	$151,504	$3,005	$3,349
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	1,088	5,025		(378)	5,735	$189,886	$7,940	$69
iShares MSCI Canada Index Fund	355	50		(194)	211	$5,992	$160	$(426)
iShares MSCI EAFE Index Fund	1,302	189		(939)	552	$31,365	$1,912	$(1,656)
iShares MSCI EAFE Small Cap Index Fund	315	1,242		(13)	1,544	$62,856	$1,499	$61
iShares MSCI Emerging Markets Index Fund	655	93		(434)	314	$13,926	$438	$(943)
Master Small Cap Index Series	$18,578	$54,913	[1]	—	$73,491	$73,491	$997	$(1,676)

[1]	Represents net beneficial interest purchased.

[2]	Represents net shares sold

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

54	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath 2055 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$579,805	$3,059,653	—	$3,639,458

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	55

Schedule of Investments December 31, 2012	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.5%
The Boeing Co.	423,300	$31,899,887
Esterline Technologies Corp. (a)	1,878	119,460
Exelis, Inc. (b)	207,895	2,342,977
General Dynamics Corp.	41,010	2,840,763
Honeywell International, Inc.	213,820	13,571,155
Huntington Ingalls Industries, Inc.	22,834	989,625
L-3 Communications Holdings, Inc.	38,560	2,954,467
Northrop Grumman Corp.	220,678	14,913,419
Precision Castparts Corp.	40,300	7,633,626
Raytheon Co.	137,580	7,919,105
Rockwell Collins, Inc.	12,230	711,419
Spirit Aerosystems Holdings, Inc., Class A (a)	70,121	1,189,953
United Technologies Corp.	147,160	12,068,592

		99,154,448
Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc. (b)	36,784	2,325,484
Expeditors International of Washington, Inc.	79,350	3,138,293
United Parcel Service, Inc., Class B	128,700	9,489,051
UTi Worldwide, Inc.	43,440	582,096

		15,534,924
Airlines — 0.5%
Copa Holdings SA	56,648	5,633,644
Delta Air Lines, Inc. (a)	385,535	4,576,300
United Continental Holdings, Inc. (a)	186,246	4,354,432

		14,564,376
Auto Components — 0.5%
Allison Transmission Holdings, Inc.	111,900	2,284,998
BorgWarner, Inc. (a)	3,670	262,845
Johnson Controls, Inc.	47,350	1,453,645
Lear Corp.	169,300	7,930,012
TRW Automotive Holdings Corp. (a)	28,100	1,506,441

		13,437,941
Automobiles — 0.5%
Ford Motor Co.	577,620	7,480,179
General Motors Co. (a)	39,600	1,141,668
Tesla Motors, Inc. (a)	140,900	4,772,283
Thor Industries, Inc.	6,935	259,577

		13,653,707
Beverages — 2.1%
Beam, Inc.	52,954	3,234,960
The Coca-Cola Co.	942,665	34,171,606
Diageo Plc	166,480	4,832,735
Monster Beverage Corp. (a)	94,289	4,986,002
PepsiCo Inc.	154,200	10,551,906

		57,777,209
Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc. (a)	63,700	5,975,697
Amgen, Inc.	205,583	17,745,925
Ariad Pharmaceuticals, Inc. (a)	129,700	2,487,646
Biogen Idec, Inc. (a)	27,600	4,048,092
Celgene Corp. (a)	38,134	3,001,908
Gilead Sciences, Inc. (a)	172,500	12,670,125
Myriad Genetics, Inc. (a)	256,817	6,998,263
Regeneron Pharmaceuticals, Inc. (a)	18,300	3,130,581
Vertex Pharmaceuticals, Inc. (a)	34,206	1,434,600

		57,492,837
Building Products — 0.2%
Fortune Brands Home & Security, Inc. (a)	50,720	1,482,038
Masco Corp.	308,300	5,136,278

		6,618,316

Common Stocks	Shares	Value
Capital Markets — 0.8%
Apollo Investment Corp.	16,186	$135,315
The Bank of New York Mellon Corp.	6	154
Franklin Resources, Inc.	1,719	216,078
The Goldman Sachs Group, Inc.	103,998	13,265,985
Jefferies Group, Inc.	275,700	5,119,749
Legg Mason, Inc. (b)	56,367	1,449,759
LPL Financial Holdings, Inc.	6,791	191,235
State Street Corp.	58,200	2,735,982

		23,114,257
Chemicals — 1.7%
Albemarle Corp.	1,307	81,191
Cabot Corp.	31,319	1,246,183
Celanese Corp.	65,075	2,897,790
CF Industries Holdings, Inc.	28,686	5,827,848
Cytec Industries, Inc.	1,188	81,770
The Dow Chemical Co.	60,160	1,944,371
E.I. du Pont de Nemours & Co.	164,320	7,389,470
LyondellBasell Industries NV, Class A	80,148	4,575,649
Minerals Technologies, Inc.	2,342	93,493
Monsanto Co.	131,800	12,474,870
NewMarket Corp. (b)	578	151,552
Olin Corp.	47,650	1,028,764
PPG Industries, Inc.	38,750	5,244,812
Praxair, Inc.	22,430	2,454,963
RPM International, Inc.	2,504	73,517
Valspar Corp.	6,459	403,042
Westlake Chemical Corp. (b)	8,391	665,406

		46,634,691
Commercial Banks — 3.4%
Associated Banc-Corp. (b)	89,257	1,171,052
Bank of Nova Scotia	61,560	3,556,085
BB&T Corp.	100,942	2,938,422
BOK Financial Corp.	1,948	106,088
CIT Group, Inc. (a)	46,204	1,785,323
Cullen/Frost Bankers, Inc. (b)	18,678	1,013,655
Fifth Third Bancorp	97,187	1,476,270
First Citizens Bancshares, Inc., Class A	6,820	1,115,070
First Niagara Financial Group, Inc.	27,856	220,898
First Republic Bank	162,008	5,310,622
M&T Bank Corp.	8,510	837,980
National Bank of Canada	51,060	3,964,888
Regions Financial Corp.	547,200	3,896,064
SunTrust Banks, Inc.	42,713	1,210,914
SVB Financial Group (a)	2,919	163,376
The Toronto-Dominion Bank	43,370	3,651,591
U.S. Bancorp	573,414	18,314,843
Wells Fargo & Co.	1,259,666	43,055,384

		93,788,525
Commercial Services & Supplies — 0.7%
The ADT Corp.	252,242	11,726,730
R.R. Donnelley & Sons Co. (b)	99,408	894,672
Tyco International Ltd.	249,403	7,295,038

		19,916,440
Communications Equipment — 1.8%
Brocade Communications Systems, Inc. (a)	39,014	207,945
Cisco Systems, Inc.	828,431	16,278,669
EchoStar Corp. (a)	10,348	354,108
F5 Networks, Inc. (a)	62,700	6,091,305
Plantronics, Inc.	3,139	115,735
QUALCOMM, Inc.	453,609	28,132,830
Riverbed Technology, Inc. (a)	16,579	326,938

		51,507,530

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Computers & Peripherals — 4.5%
Apple, Inc.	204,381	$108,941,204
EMC Corp. (a)	513,100	12,981,430
Fusion-io, Inc. (a)	114,420	2,623,651
QLogic Corp. (a)	8,115	78,959
Western Digital Corp.	7,611	323,391

		124,948,635
Construction & Engineering — 0.2%
Jacobs Engineering Group, Inc. (a)	67,420	2,870,069
KBR, Inc.	122,300	3,659,216

		6,529,285
Consumer Finance — 0.8%
American Express Co.	152,390	8,759,377
Capital One Financial Corp.	174,597	10,114,404
Discover Financial Services	91,000	3,508,050

		22,381,831
Containers & Packaging — 0.3%
Greif Inc, Class A	10,774	479,443
Packaging Corp. of America	183,633	7,064,362

		7,543,805
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)(b)	57,450	1,201,854
ITT Educational Services, Inc. (a)(b)	30,093	520,910
Service Corp. International (b)	153,928	2,125,746

		3,848,510
Diversified Financial Services — 3.4%
Bank of America Corp.	392,737	4,555,749
Citigroup, Inc.	785,535	31,075,765
CME Group, Inc.	12,016	609,331
JPMorgan Chase & Co.	1,179,939	51,881,918
Moody’s Corp.	56,650	2,850,628
The NASDAQ OMX Group, Inc.	113,600	2,841,136
NYSE Euronext	12,649	398,949

		94,213,476
Diversified Telecommunication Services — 2.5%
AT&T, Inc.	754,564	25,436,352
BCE, Inc.	27,640	1,186,862
CenturyLink, Inc.	123,350	4,825,452
Level 3 Communications, Inc. (a)	130,200	3,008,922
Verizon Communications, Inc.	824,239	35,664,822

		70,122,410
Electric Utilities — 0.8%
American Electric Power Co., Inc.	37,780	1,612,450
Duke Energy Corp.	23,636	1,507,977
Edison International	32,820	1,483,136
Exelon Corp.	2,104	62,573
FirstEnergy Corp.	53,650	2,240,424
ITC Holdings Corp.	10,610	816,015
N.V. Energy, Inc.	89,900	1,630,786
NextEra Energy, Inc.	46,860	3,242,244
Northeast Utilities	36,690	1,433,845
PPL Corp.	106,800	3,057,684
Southern Co.	124,010	5,308,868

		22,396,002
Electrical Equipment — 0.7%
Eaton Corp. Plc	172,500	9,349,500
Hubbell, Inc. Class B	51,849	4,387,981
Rockwell Automation, Inc.	14,040	1,179,219
Roper Industries, Inc.	44,000	4,905,120

		19,821,820

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components — 0.4%
AVX Corp.	2,150	$23,177
Corning, Inc.	640,000	8,076,800
FLIR Systems, Inc.	54,880	1,224,373
Ingram Micro, Inc., Class A (a)	52,168	882,683
Tech Data Corp. (a)	4,525	206,023

		10,413,056
Energy Equipment & Services — 1.5%
Ensco PLC, Class A	76,200	4,517,136
Halliburton Co.	190,890	6,621,974
National Oilwell Varco, Inc.	196,733	13,446,700
Noble Corp.	167,113	5,818,875
Oceaneering International, Inc.	39,300	2,113,947
Schlumberger Ltd.	77,112	5,343,090
Superior Energy Services, Inc. (a)	33,630	696,814
Transocean Ltd.	47,000	2,098,550

		40,657,086
Food & Staples Retailing — 2.5%
Costco Wholesale Corp.	248,320	24,526,566
CVS Caremark Corp.	351,818	17,010,400
The Kroger Co.	377,540	9,823,591
Wal-Mart Stores, Inc.	195,302	13,325,456
Walgreen Co.	36,800	1,361,968
Whole Foods Market, Inc.	51,300	4,685,229

		70,733,210
Food Products — 1.6%
Archer Daniels Midland Co.	14,950	409,480
General Mills, Inc.	68,300	2,760,003
H.J. Heinz Co.	36,930	2,130,122
Ingredion, Inc. (b)	17,195	1,107,874
Kraft Foods Group, Inc.	225,633	10,259,533
Lancaster Colony Corp. (b)	3,548	245,486
Mead Johnson Nutrition Co.	112,620	7,420,532
Mondelez International, Inc.	131,657	3,353,304
Post Holdings, Inc. (a)(b)	18,149	621,603
Ralcorp Holdings, Inc. (a)	2,750	246,538
Unilever NV	392,670	15,039,261
WhiteWave Foods Co. Class A (a)	3,022	46,962

		43,640,698
Gas Utilities — 0.1%
ONEOK, Inc.	30,818	1,317,470
UGI Corp.	58,500	1,913,535

		3,231,005
Health Care Equipment & Supplies — 2.4%
Abbott Laboratories (b)	256,372	16,792,366
Alere, Inc. (a)	30,285	560,273
Baxter International, Inc.	39,790	2,652,401
C.R. Bard, Inc.	7,552	738,132
Hill-Rom Holdings, Inc.	5,939	169,262
Intuitive Surgical, Inc. (a)	20,288	9,948,627
Medtronic, Inc.	423,481	17,371,191
St. Jude Medical, Inc.	173,053	6,254,135
Stryker Corp.	89,294	4,895,097
Thoratec Corp. (a)	41,029	1,539,408
Zimmer Holdings, Inc.	77,000	5,132,820

		66,053,712
Health Care Providers & Services — 1.8%
Aetna, Inc.	92,980	4,304,974
Cardinal Health, Inc. (b)	35,541	1,463,578
Express Scripts Holding Co. (a)	440,055	23,762,970
HCA Holdings, Inc.	82,160	2,478,767
Health Net, Inc. (a)	3,098	75,281

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	57

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
Humana, Inc.	66,178	$4,541,796
McKesson Corp.	68,607	6,652,135
Omnicare, Inc. (b)	37,391	1,349,815
Patterson Cos., Inc.	7,850	268,706
Quest Diagnostics Inc.	30,040	1,750,431
UnitedHealth Group, Inc.	25,659	1,391,744
WellPoint, Inc.	33,431	2,036,617

		50,076,814
Health Care Technology — 0.0%
Allscripts Healthcare Solutions, Inc. (a)	87,148	820,934
Hotels, Restaurants & Leisure — 1.0%
Brinker International, Inc. (b)	18,309	567,396
Choice Hotels International, Inc. (b)	14,511	487,860
International Speedway Corp., Class A (b)	17,535	484,317
Las Vegas Sands Corp.	106,900	4,934,504
Marriott Vacations Worldwide Corp. (a)	21,232	884,737
McDonald’s Corp.	117,316	10,348,444
Panera Bread Co., Class A (a)	2,160	343,073
Starbucks Corp.	196,620	10,542,764
Starwood Hotels & Resorts Worldwide, Inc.	2	115
Yum! Brands, Inc.	12,040	799,456

		29,392,666
Household Durables — 0.3%
Garmin Ltd.	69,450	2,834,949
NVR, Inc. (a)	2,938	2,702,960
Tempur-Pedic International, Inc. (a)	51,145	1,610,556

		7,148,465
Household Products — 1.1%
Church & Dwight Co., Inc. (b)	31,374	1,680,705
The Clorox Co.	9,902	725,025
Energizer Holdings, Inc. (b)	81,138	6,489,417
Kimberly-Clark Corp.	123,810	10,453,278
The Procter & Gamble Co.	162,057	11,002,050

		30,350,475
Independent Power Producers & Energy Traders — 0.1%
The AES Corp.	351,368	3,759,638
Industrial Conglomerates — 2.3%
3M Co.	140,640	13,058,424
Carlisle Cos., Inc.	7,974	468,552
Danaher Corp.	322,900	18,050,110
General Electric Co.	1,550,468	32,544,324

		64,121,410
Insurance — 5.1%
ACE Ltd.	290,828	23,208,074
Aflac, Inc.	161,792	8,594,391
Allied World Assurance Co. Holdings Ltd.	30,857	2,431,532
American International Group, Inc. (a)	125,486	4,429,656
American National Insurance Co.	2,382	162,667
Aspen Insurance Holdings Ltd.	30,859	989,957
Assurant, Inc. (b)	16,181	561,481
Assured Guaranty Ltd.	57,403	816,845
Axis Capital Holdings Ltd.	6,113	211,754
Berkshire Hathaway, Inc., Class B (a)	8,271	741,909
Brown & Brown, Inc.	43,768	1,114,333
The Chubb Corp.	56,760	4,275,163
CNA Financial Corp. (b)	77,895	2,181,839
Endurance Specialty Holdings Ltd.	77,395	3,071,808
Everest Re Group Ltd.	5,635	619,568
The Hanover Insurance Group, Inc.	1,039	40,251
Hartford Financial Services Group, Inc.	652,226	14,635,951
Kemper Corp.	3	89
Lincoln National Corp.	290,362	7,520,376

Common Stocks	Shares	Value
Insurance (concluded)
MetLife, Inc.	357,427	$11,773,645
PartnerRe Ltd.	42,100	3,388,629
Prudential Financial, Inc.	324,311	17,295,506
Reinsurance Group of America, Inc.	31,697	1,696,423
The Travelers Cos., Inc.	316,548	22,734,477
Validus Holdings Ltd.	39,125	1,352,942
White Mountains Insurance Group Ltd. (b)	286	147,290
Willis Group Holdings Plc	67,600	2,266,628
XL Group Plc	217,097	5,440,451

		141,703,635
Internet & Catalog Retail — 1.6%
Amazon.com, Inc. (a)	100,300	25,189,342
Liberty Ventures, Series A (a)	33,738	2,286,087
priceline.com, Inc. (a)	26,842	16,674,250
TripAdvisor, Inc. (a)(b)	36,580	1,534,897

		45,684,576
Internet Software & Services — 2.7%
eBay, Inc. (a)	214,500	10,943,790
Google, Inc., Class A (a)	81,181	57,587,366
IAC/InterActiveCorp (b)	33,129	1,567,002
VeriSign, Inc. (a)	167,178	6,489,850

		76,588,008
IT Services — 3.2%
Alliance Data Systems Corp. (a)	26,600	3,850,616
Amdocs Ltd. (b)	142,319	4,837,423
Automatic Data Processing, Inc.	15,820	901,898
Broadridge Financial Solutions, Inc. (b)	111,439	2,549,724
Computer Sciences Corp.	6,278	251,434
CoreLogic, Inc. (a)	117,831	3,172,010
DST Systems, Inc.	46,450	2,814,870
Fidelity National Information Services, Inc.	39,998	1,392,330
International Business Machines Corp.	95,349	18,264,101
Lender Processing Services, Inc.	104,688	2,577,419
MasterCard, Inc., Class A	40,103	19,701,802
Teradata Corp. (a)	96,500	5,972,385
Total System Services, Inc. (b)	56,709	1,214,707
VeriFone Systems, Inc. (a)	1,868	55,442
Visa, Inc., Class A (b)	103,967	15,759,318
The Western Union Co.	534,980	7,281,078

		90,596,557
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	36,200	1,299,580
Mattel, Inc.	55,260	2,023,621

		3,323,201
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc. (b)	319,222	13,068,949
Bruker Corp. (a)	17,012	259,773
Charles River Laboratories International, Inc. (a)	9,828	368,255
Techne Corp.	1,124	76,814
Thermo Fisher Scientific, Inc.	18,776	1,197,534

		14,971,325
Machinery — 2.3%
Caterpillar, Inc.	64,840	5,808,367
Crane Co.	41,382	1,915,159
Cummins, Inc.	34,517	3,739,917
Deere & Co.	72,350	6,252,487
Flowserve Corp. (b)	10,706	1,571,641
Gardner Denver, Inc. (b)	20,712	1,418,772
Ingersoll-Rand Plc	106,100	5,088,556
Nordson Corp.	4,167	263,021
Oshkosh Corp. (a)	52,949	1,569,938
Parker Hannifin Corp.	29,875	2,541,168

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
SPX Corp.	51,139	$3,587,401
Stanley Black & Decker, Inc.	178,300	13,188,851
Terex Corp. (a)	231,209	6,499,285
Timken Co.	53,593	2,563,353
Toro Co.	17,576	755,416
Wabtec Corp.	26,713	2,338,456
Xylem, Inc.	215,728	5,846,229

		64,948,017
Marine — 0.0%
Matson, Inc.	3,363	83,133
Media — 5.0%
CBS Corp., Class B	247,400	9,413,570
Comcast Corp, Class A	631,209	23,594,593
Comcast Corp, Special Class A	455,840	16,387,448
DIRECTV (a)	145,377	7,292,110
DISH Network Corp.	211,189	7,687,280
The Interpublic Group of Cos., Inc.	268,600	2,959,972
John Wiley & Sons, Inc., Class A (b)	39,982	1,556,499
Liberty Media Corp. — Liberty Capital (a)	5,465	633,995
The McGraw-Hill Cos., Inc.	80,600	4,406,402
News Corp., Class A	430,865	11,004,292
Omnicom Group, Inc.	29,600	1,478,816
Time Warner Cable, Inc.	121,845	11,842,116
Time Warner, Inc.	220,910	10,566,125
Viacom, Inc., Class B	411,595	21,707,520
The Walt Disney Co.	206,990	10,306,032

		140,836,770
Metals & Mining — 0.6%
Barrick Gold Corp.	34,040	1,191,588
BHP Billiton Ltd.	201,100	7,747,675
Newmont Mining Corp.	4,011	186,271
Nucor Corp.	47,380	2,045,868
Rio Tinto Ltd.	35,520	2,434,827
Royal Gold, Inc. (b)	10,063	818,223
Southern Copper Corp.	36,382	1,377,423

		15,801,875
Multi-Utilities — 0.8%
Ameren Corp.	44,591	1,369,836
Consolidated Edison, Inc.	23,154	1,285,973
Dominion Resources, Inc.	164,860	8,539,748
PG&E Corp.	80,312	3,226,936
Public Service Enterprise Group, Inc.	119,430	3,654,558
Sempra Energy	22,350	1,585,509
Wisconsin Energy Corp.	37,940	1,398,089

		21,060,649
Multiline Retail — 0.6%
Dollar Tree, Inc. (a)	181,779	7,372,956
J.C. Penney Co., Inc. (b)	3	59
Kohl’s Corp.	99,156	4,261,725
Nordstrom, Inc.	84,000	4,494,000
Target Corp.	28,025	1,658,239

		17,786,979
Oil, Gas & Consumable Fuels — 7.8%
Anadarko Petroleum Corp.	92,100	6,843,951
Apache Corp.	135,598	10,644,443
Chevron Corp.	299,641	32,403,178
ConocoPhillips	151,892	8,808,217
CONSOL Energy, Inc.	7,070	226,947
Devon Energy Corp.	65,760	3,422,150
Enbridge, Inc.	117,460	5,080,053
EQT Corp.	29,900	1,763,502
Exxon Mobil Corp.	700,154	60,598,329

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Hess Corp.	152,060	$8,053,098
Kinder Morgan, Inc.	241,203	8,521,702
Marathon Oil Corp.	749,264	22,972,434
Marathon Petroleum Corp.	76,968	4,848,984
Noble Energy, Inc.	53,700	5,463,438
Occidental Petroleum Corp.	101,390	7,767,488
Peabody Energy Corp.	250,927	6,677,167
Phillips 66	19,995	1,061,735
Plains Exploration & Production Co. (a)	6,414	301,073
Royal Dutch Shell Plc	44,300	3,054,485
Royal Dutch Shell Plc, Class A	32,480	1,119,612
Spectra Energy Corp.	51,650	1,414,177
Suncor Energy, Inc.	244,010	8,047,450
Total SA	97,350	5,063,174
Valero Energy Corp.	104,200	3,555,304

		217,712,091
Paper & Forest Products — 0.4%
Domtar Corp. (b)	31,859	2,660,864
International Paper Co.	125,225	4,988,964
MeadWestvaco Corp.	70,600	2,250,022

		9,899,850
Personal Products — 0.2%
The Estee Lauder Cos., Inc., Class A	32,181	1,926,354
Herbalife Ltd. (b)	71,386	2,351,455
Nu Skin Enterprises, Inc.	14,720	545,376

		4,823,185
Pharmaceuticals — 5.8%
Allergan, Inc. (b)	80,351	7,370,597
Bristol-Myers Squibb Co.	392,958	12,806,501
Eli Lilly & Co.	366,225	18,062,217
Endo Health Solutions, Inc. (a)	25,709	675,375
Forest Laboratories, Inc. (a)(b)	70,743	2,498,643
Hospira, Inc. (a)	11,185	349,419
Johnson & Johnson	408,036	28,603,324
Merck & Co., Inc.	881,601	36,092,745
Pfizer, Inc.	1,758,309	44,098,390
Salix Pharmaceuticals Ltd. (a)	17,345	702,126
Valeant Pharmaceuticals International, Inc. (a)	112,400	6,718,148
Warner Chilcott Plc, Class A	291,135	3,505,265

		161,482,750
Professional Services — 0.1%
The Dun & Bradstreet Corp.	10,300	810,095
Towers Watson & Co., Class A	52,315	2,940,626

		3,750,721
Real Estate Investment Trusts (REITs) — 1.0%
Alexandria Real Estate Equities, Inc.	11,473	795,308
American Tower Corp.	215,385	16,642,799
AvalonBay Communities, Inc.	5,276	715,373
Brandywine Realty Trust (b)	6,209	75,688
CommonWealth REIT	90,903	1,439,904
Equity Residential	26,489	1,501,132
Hospitality Properties Trust (b)	61,291	1,435,435
Retail Properties of America, Inc. (b)	10,928	130,808
SL Green Realty Corp.	2,756	211,247
Taubman Centers, Inc.	14,065	1,107,197
Ventas, Inc.	30,870	1,997,906
Weyerhaeuser Co.	56,500	1,571,830

		27,624,627
Real Estate Management & Development — 0.1%
Alexander & Baldwin, Inc. (a)	35,896	1,054,265
Realogy Holdings Corp. (a)	18,283	767,155

		1,821,420

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	59

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Road & Rail — 0.5%
Canadian National Railway Co.	45,790	$4,167,348
CSX Corp.	101,011	1,992,947
Norfolk Southern Corp. (b)	81,371	5,031,982
Union Pacific Corp.	21,640	2,720,581

		13,912,858
Semiconductors & Semiconductor Equipment — 1.6%
Altera Corp.	6,268	215,870
Avago Technologies Ltd.	171,266	5,422,282
Broadcom Corp., Class A	63,434	2,106,643
First Solar, Inc. (a)(b)	17,449	538,825
Intel Corp.	182,114	3,757,012
KLA-Tencor Corp. (b)	196,311	9,375,813
LSI Corp. (a)	120,681	854,421
Marvell Technology Group Ltd.	122,252	887,550
NVIDIA Corp.	26,050	320,155
ON Semiconductor Corp. (a)	376,500	2,654,325
Skyworks Solutions, Inc. (a)	84,904	1,723,551
Texas Instruments, Inc.	283,300	8,765,302
Xilinx, Inc.	235,800	8,465,220

		45,086,969
Software — 4.5%
CA, Inc.	6,653	146,233
Citrix Systems, Inc. (a)	62,515	4,110,361
Fair Isaac Corp.	6,529	274,414
Intuit, Inc.	28,253	1,681,053
Microsoft Corp.	2,362,223	63,142,221
Oracle Corp.	800,100	26,659,332
Red Hat, Inc. (a)	135,300	7,165,488
Salesforce.com, Inc. (a)	55,792	9,378,635
SolarWinds, Inc. (a)	47,435	2,487,966
Synopsys, Inc. (a)	11,523	366,892
TIBCO Software, Inc. (a)	28,085	618,151
VMware, Inc., Class A (a)	90,200	8,491,428

		124,522,174
Specialty Retail — 2.0%
Advance Auto Parts, Inc.	4,834	349,740
American Eagle Outfitters, Inc.	32,415	664,832
The Gap, Inc. (b)	137,147	4,257,043
The Home Depot, Inc.	300,793	19,531,955
Limited Brands, Inc.	91,580	4,309,755
PetSmart, Inc.	69,050	4,718,877
Ross Stores, Inc.	145,131	7,858,843
Sears Hometown & Outlet Stores, Inc. (a)	10,925	355,718
The TJX Cos., Inc.	323,185	13,719,203

		55,765,966

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods — 1.2%
Coach, Inc.	92,721	$5,146,943
Deckers Outdoor Corp. (a)	1,973	79,453
Michael Kors Holdings Ltd. (a)	183,981	9,388,550
NIKE, Inc., Class B	172,947	8,924,065
Under Armour Inc, Class A (a)	132,600	6,435,078
VF Corp.	29,000	4,378,130

		34,352,219
Thrifts & Mortgage Finance — 0.1%
People’s United Financial, Inc. (b)	131,946	1,595,227
Tobacco — 1.5%
Altria Group, Inc.	59,670	1,874,831
Lorillard, Inc.	82,210	9,591,441
Philip Morris International, Inc.	348,382	29,138,671

		40,604,943
Trading Companies & Distributors — 0.0%
Air Lease Corp. (a)	10,238	220,117
MRC Global, Inc. (a)(b)	20,491	569,240

		789,357
Water Utilities — 0.3%
American Water Works Co., Inc.	263,677	9,790,327
Wireless Telecommunication Services — 0.4%
Crown Castle International Corp. (a)	48,600	3,506,976
MetroPCS Communications, Inc. (a)	181,637	1,805,472
Telephone & Data Systems, Inc.	118,137	2,615,553
United States Cellular Corp. (a)(b)	46,635	1,643,418
Vodafone Group Plc	50,470	1,271,339

		10,842,758
Total Long-Term Investments (Cost — $2,472,057,204) — 96.8%		2,702,234,403

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	138,527,226	138,527,226
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)(e)	9,485,001	9,485,001
Total Short-Term Securities (Cost — $148,012,227) — 5.3%		148,012,227
Total Investments (Cost — $2,620,069,431*) — 102.1%		2,850,246,630
Liabilities in Excess of Other Assets — (2.1)%		(57,429,113)

Net Assets — 100.0%		$2,792,817,517

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,657,402,877

Gross unrealized appreciation	$264,323,687
Gross unrealized depreciation	(71,479,934)

Net unrealized appreciation	$192,843,753

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (continued)	Active Stock Master Portfolio

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	128,263,976	10,263,250	138,527,226	$367,531
BlackRock Cash Funds:
Prime, SL Agency Shares	20,162,910	(10,677,909)	9,485,001	$57,213

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
216	S&P 500 Index	Chicago Mercantile	March 2013	USD 15,337,080	$(27,206)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$2,702,234,403	—	—	$2,702,234,403
Short-Term Securities:
Money Market Funds	148,012,227	—	—	148,012,227

Total	$2,850,246,630	—	—	$2,850,246,630

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity Contracts	$(27,206)	—	—	$(27,206)

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	61

Schedule of Investments (concluded)	Active Stock Master Portfolio

Certain of the Master Portfolio’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,835	—	—	$2,835
Foreign currency at value	2,168	—	—	2,168
Cash pledged as collateral for futures	927,908	—	—	927,908
Liabilities:
Collateral on securities loaned at value	—	$(44,085,444)	—	(44,085,444)

Total	$932,911	$(44,085,444)	—	$(43,152,533)

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2012	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$33,939,832	$25,193,414	$11,996,563	$3,639,458
Contributions receivable from investors	3,419,643	3,190,891	1,446,042	708,991
Investments sold receivable	172,076	161,785	84,970	15,307
Dividends receivable	272	165	59	8
Securities lending income receivable	88	51	39	7
Interest receivable	37	29	3	3
Receivable from Manager	31,531	31,987	32,415	32,695

Total assets	37,563,479	28,578,322	13,560,091	4,396,469

Liabilities
Collateral on securities loaned at value	348,000	—	31,700	—
Investments purchased payable	3,145,000	2,819,691	1,324,000	595,000
Professional fees payable	25,918	25,919	25,910	25,941
Trustees’ fees payable	889	843	773	727

Total liabilities	3,519,807	2,846,453	1,382,383	621,668

Net Assets	$34,043,672	$25,731,869	$12,177,708	$3,774,801

Net Assets Consist of
Investors’ capital	$32,804,930	$24,731,179	$11,644,701	$3,595,598
Net unrealized appreciation/depreciation	1,238,742	1,000,690	533,007	179,203

Net Assets	$34,043,672	$25,731,869	$12,177,708	$3,774,801

[1] Investments at cost — affiliated	$32,701,090	$24,192,724	$11,463,556	$3,460,255

[2] Securities loaned at value	$340,920	$—	$31,416	$—

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	63

Statements of Assets and Liabilities (concluded)	Master Investment Portfolio

December 31, 2012	Active Stock Master Portfolio

Assets
Investments at value — unaffiliated[1,2]	$2,702,234,403
Investments at value — affiliated[3]	148,012,227
Cash	2,835
Foreign currency at value (cost — $2,160)	2,168
Investments sold receivable	80,836,239
Dividends receivable	2,678,000
Securities lending income receivable	16,603
Interest receivable	22,689
Contributions receivable from investors	11,430,000
Cash pledged as collateral for futures	927,908
Variation margin receivable	405,460

Total assets	2,946,568,532

Liabilities
Collateral on securities loaned at value	44,085,444
Investments purchased payable	105,815,036
Withdrawals payable to investors	3,200,000
Investment advisory fees payable	312,075
Administration fees payable	213,659
Professional fees payable	45,281
Trustees’ fees payable	21,945
Foreign taxes payable	57,575

Total liabilities	153,751,015

Net Assets	$2,792,817,517

Net Assets Consist of
Investors’ capital	$2,562,667,816
Net unrealized appreciation/depreciation	230,149,701

Net Assets	$2,792,817,517

[1] Investments at cost — unaffiliated	$2,472,057,203

[2] Securities loaned at value	$42,989,699

[3] Investments at cost — affiliated	$148,012,227

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2012	LifePath 2025 Master Portfolio	LifePath 2035 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2055 Master Portfolio

Investment Income
Dividends — affiliated	$139,756	$113,577	$58,805	$14,975
Securities lending — affiliated — net	1,216	807	369	77
Income — affiliated	148	113	55	19
Net investment income allocated from the applicable Master Portfolios:
Dividends	197,866	180,666	97,194	28,958
Interest	148,961	67,669	17,450	670
Expenses	(43,998)	(33,370)	(16,070)	(4,273)
Fees waived	8,131	7,096	3,771	1,086

Total income	452,080	336,558	161,574	41,512

Expenses
Investment advisory	66,331	47,575	21,865	5,363
Professional	25,942	25,931	25,913	25,452
Independent Trustees	3,531	3,369	3,143	2,998

Total expenses	95,804	76,875	50,921	33,813
Less fees waived by Manager	(83,260)	(69,185)	(47,942)	(33,112)

Total expenses after fees waived	12,544	7,690	2,979	701

Net investment income	439,536	328,868	158,595	40,811

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(112,060)	(67,671)	(26,296)	454
Allocations from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	355,168	196,597	77,455	(5,981)

	243,108	128,926	51,159	(5,527)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	589,578	464,708	228,697	41,054
Allocated from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	898,508	793,876	417,705	137,132

	1,488,086	1,258,584	646,402	178,186

Total realized and unrealized gain	1,731,194	1,387,510	697,561	172,659

Net Increase in Net Assets Resulting from Operations	$2,170,730	$1,716,378	$856,156	$213,470

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	65

Statements of Operations (concluded)	Master Investment Portfolio

Year Ended December 31, 2012	Active Stock Master Portfolio

Investment Income
Dividends	$64,172,440
Foreign taxes withheld	(376,240)
Securities lending — affiliated — net	265,923
Income — affiliated	158,821
Interest	668

Total income	64,221,612

Expenses
Investment advisory	6,851,027
Administration	2,812,950
Professional	45,322
Independent Trustees	92,309

Total expenses	9,801,608
Less fees waived by Manager	(2,590,751)

Total expenses after fees waived	7,210,857

Net investment income	57,010,755

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	208,235,332
Payment by affiliate	773,484
Financial futures contracts	1,658,117
Foreign currency transactions	(335,894)

210,331,039

Net change in unrealized appreciation/depreciation on:
Investments	147,501,781
Financial futures contracts	(22,370)
Foreign currency transactions	(391)

147,479,020

Total realized and unrealized gain	357,810,059

Net Increase in Net Assets Resulting from Operations	$414,820,814

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath 2025 Master Portfolio		LifePath 2035 Master Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations
Net investment income	$439,536	$205,398	$328,868	$129,199
Net realized gain (loss)	243,108	(171,841)	128,926	(138,974)
Net change in unrealized appreciation/depreciation	1,488,086	(267,008)	1,258,584	(279,531)

Net increase (decrease) in net assets resulting from operations	2,170,730	(233,451)	1,716,378	(289,306)

Capital Transactions
Proceeds from contributions	22,086,137	15,755,466	17,596,211	9,169,420
Value of withdrawals	(2,391,310)	(3,478,395)	(1,006,455)	(1,603,644)

Net increase in net assets derived from capital transactions	19,694,827	12,277,071	16,589,756	7,565,776

Net Assets
Total increase in net assets	21,865,557	12,043,620	18,306,134	7,276,470
Beginning of year	12,178,115	134,495	7,425,735	149,265

End of year	$34,043,672	$12,178,115	$25,731,869	$7,425,735

	LifePath 2045 Master Portfolio		LifePath 2055 Master Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations
Net investment income	$158,595	$49,485	$40,811	$6,398
Net realized gain (loss)	51,159	(71,506)	(5,527)	5,774
Net change in unrealized appreciation/depreciation	646,402	(137,806)	178,186	(25,000)

Net increase (decrease) in net assets resulting from operations	856,156	(159,827)	213,470	(12,828)

Capital Transactions
Proceeds from contributions	8,633,024	4,417,801	3,328,354	562,534
Value of withdrawals	(560,000)	(1,151,200)	(260,669)	(199,584)

Net increase in net assets derived from capital transactions	8,073,024	3,266,601	3,067,685	362,950

Net Assets
Total increase in net assets	8,929,180	3,106,774	3,281,155	350,122
Beginning of year	3,248,528	141,754	493,646	143,524

End of year	$12,177,708	$3,248,528	$3,774,801	$493,646

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	67

Statements of Changes in Net Assets (concluded)	Master Investment Portfolio

	Active Stock Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$57,010,755	$44,115,776
Net realized gain	210,331,039	194,035,159
Net change in unrealized appreciation/depreciation	147,479,020	(191,461,710)

Net increase in net assets resulting from operations	414,820,814	46,689,225

Capital Transactions
Proceeds from contributions	3,136,934,911	657,028,420
Value of withdrawals	(3,476,187,910)	(499,892,059)

Net increase (decrease) in net assets derived from capital transactions	(339,252,999)	157,136,361

Net Assets
Total increase in net assets	75,567,815	203,825,586
Beginning of year	2,717,249,702	2,513,424,116

End of year	$2,792,817,517	$2,717,249,702

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights	Master Investment Portfolio

	LifePath 2025 Master Portfolio
	Year Ended December 31, 2012		Year Ended December 31, 2011		Period June 30, 2010[1] to December 31, 2010

Total Investment Return
Total investment return	12.57%		0.99%		17.65%	[2]

Ratios to Average Net Assets
Total expenses[3]	0.69%	[4,5]	1.07%	[6,7]	13.61%	[8]

Total expenses after fees waived[3]	0.26%	[4,5]	0.24%	[6,7]	0.22%	[8]

Net investment income[9]	2.32%	[4,5]	2.62%	[6,7]	2.37%	[8]

Supplemental Data
Net assets, end of year (000)	$34,044		$12,178		$134

Portfolio turnover	4%		24%		2%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.03%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[8]	Annualized.

[9]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	69

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2035 Master Portfolio
	Year Ended December 31, 2012		Year Ended December 31, 2011		Period June 30, 2010[1] to December 31, 2010

Total Investment Return
Total investment return	14.35%		(0.82)%		21.21%	[2]

Ratios to Average Net Assets
Total expenses[3]	0.76%	[4,5]	1.34%	[6,7]	13.23%	[8]

Total expenses after fees waived[3]	0.25%	[4,5]	0.22%	[6,7]	0.19%	[8]

Net investment income[9]	2.42%	[4,5]	2.50%	[6,7]	2.33%	[8]

Supplemental Data
Net assets, end of year (000)	$25,732		$7,426		$149

Portfolio turnover	4%		21%		1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the three years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.05%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.14%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[8]	Annualized.

[9]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2045 Master Portfolio
	Year Ended December 31, 2012		Year Ended December 31, 2011		Period June 30, 2010[1] to December 31, 2010

Total Investment Return
Total investment return	15.84%		(1.96)%		24.26%	[2]

Ratios to Average Net Assets
Total expenses[3]	1.01%	[4,5]	2.58%	[6,7]	13.23%	[8]

Total expenses after fees waived[3]	0.24%	[4,5]	0.20%	[6,7]	0.17%	[8]

Net investment income[9]	2.54%	[4,5]	2.43%	[6,7]	2.25%	[8]

Supplemental Data
Net assets, end of year (000)	$12,178		$3,249		$142

Portfolio turnover	4%		35%		1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.06%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.03%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.16%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[8]	Annualized.

[9]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	71

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2055 Master Portfolio
	Year Ended December 31, 2012		Year Ended December 31, 2011		Period June 30, 2010[1] to December 31, 2010

Total Investment Return
Total investment return	16.96%		(3.52)%		25.83%	[2]

Ratios to Average Net Assets
Total expenses[3]	2.41%	[4,5]	14.66%	[6,7]	13.13%	[8]

Total expenses after fees waived[3]	0.25%	[4,5]	0.19%	[6,7]	0.16%	[8]

Net investment income[9]	2.66%	[4,5]	2.30%	[6,7]	2.21%	[8]

Supplemental Data
Net assets, end of year (000)	$3,775		$494		$144

Portfolio turnover	7%		51%		1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.07%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.06%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series allocated expenses and/or net investment income.

[8]	Annualized.

[9]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (concluded)	Master Investment Portfolio

	Active Stock Master Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008

Total Investment Return
Total investment return	15.55%	2.20%	11.04%	24.86%	(36.65)%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.26%	0.27%	0.29%	0.30%	0.32%

Net investment income	2.03%	1.70%	1.50%	1.99%	1.96%

Supplemental Data
Net assets, end of year (000)	$2,792,818	$2,717,250	$2,513,424	$1,838,453	$1,250,987

Portfolio turnover	121%	275%	120%	149%	98%

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	73

Notes to Financial Statements	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to five series of MIP: LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio, LifePath 2055 Master Portfolio and Active Stock Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

As of December 31, 2012, LifePath 2025 Master Portfolio’s investment in the CoreAlpha Bond Master Portfolio was 32.8% of net assets. The financial statements of the CoreAlpha Bond Master Portfolio, including the Schedule of Investments, can be read in conjunction with the LifePath 2025 Master Portfolio’s financial statements. CoreAlpha Bond Master Portfolio’s financial statements, included in filings under MIP, are available, without charge, upon request by calling (800) 441-7762 or on the SEC’s website at http://www/sec.gov.

Each of the LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”) will generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2012, the interests of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series held by each LifePath Master Portfolio were as follows:

	Active Stock Master Portfolio	ACWI ex-US Index Master Portfolio	CoreAlpha Bond Master Portfolio	Master Small Cap Index Series
LifePath 2025 Master Portfolio	0.41%	0.94%	0.40%	0.20%
LifePath 2035 Master Portfolio	0.38%	0.96%	0.20%	0.11%
LifePath 2045 Master Portfolio	0.21%	0.56%	0.05%	0.05%
LifePath 2055 Master Portfolio	0.07%	0.24%	0.00%[1]	0.01%
[1]	Rounds to less than 0.01%.

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolios for all financial instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The market value of the LifePath Master Portfolio’s investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The LifePath Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of a Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value

74	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (continued)	Master Investment Portfolio

Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolios either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), each Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series income, expenses and realized and unrealized gains and losses.

Securities Lending: The Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolios are required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, a Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. A Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: Each Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Active Stock Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012 and for each of the two years ended December 31, 2012 and the period ended December 31, 2010 for the LifePath Master Portfolios. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

BLACKROCK FUNDS III	DECEMBER 31, 2012	75

Notes to Financial Statements (continued)	Master Investment Portfolio

2. Derivative Financial Instruments:

Active Stock Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of Active Stock Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: Active Stock Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Active Stock Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, Active Stock Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Active Stock Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, Active Stock Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Active Stock Master Portfolio
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized depreciation[1]	$(27,706)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain From
Active Stock Master Portfolio
Equity contracts
Financial futures contracts	$1,658,117

Net Change in Unrealized Appreciation/Depreciation on
Active Stock Master Portfolio
Equity contracts
Financial futures contracts	$(22,370)

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Active Stock Master Portfolio
Financial futures contracts:
Average number of contracts purchased	143
Average notional value of contracts purchased	$10,081,140

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the LifePath Master Portfolios, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the LifePath Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays BFA a monthly fee based on a percentage of such Master Portfolio’s average daily net assets. Each LifePath Master Portfolio pays BFA at an annual rate of 0.35% of the average daily net assets of each respective LifePath Master Portfolio. Active Stock Master Portfolio pays BFA based on a percentage of its average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

MIP, on behalf of the Master Portfolios, entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”) (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. In addition to providing these securities, BTC has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the

76	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (continued)	Master Investment Portfolio

Master Portfolios. BTC is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Active Stock Master Portfolio. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as each Master Portfolios’ administrator and entered into an Administration Agreement with the Trust, on behalf of the LifePath Portfolios, on similar terms.

BAL and previously BTC are not entitled to compensation for providing administration services to the Master Portfolios, for so long as BAL and previously BTC are entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL and previously BTC (or an affiliate) receive investment advisory fees from the Master Portfolios.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BFA has contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA, BAL or previously BTC, from each affiliated investment company in which the LifePath Master Portfolios invest through April 30, 2013. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2022. The amounts of the waivers, if any, are shown as fees waived by Manager in the Statements of Operations.

BAL voluntarily agreed to waive and previously BTC waived a portion of its administration and advisory fees paid by Active Stock Master Portfolio in an amount sufficient to maintain the advisory fees payable by each of the LifePath Master Portfolios at an annual rate of 0.35% based on the average daily net assets. This arrangement is voluntary and may be terminated by BAL at any time. With respect to the independent expenses discussed above, BAL or previously BTC has contractually agreed to provide an offsetting credit against the administration fees paid by Active Stock Master Portfolio in an amount equal to the independent expenses, through April 30, 2013. The amounts of the waiver and offsetting credits are shown as fees waived by Manager in the Statements of Operations.

The Master Portfolios received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of BFA, as the securities lending agent. BTC may, on behalf of a Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BAL or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolios retain 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolios benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by each Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2012, BTC received securities lending agent fees related to securities lending activities for the Master Portfolios as follows:

LifePath 2025 Master Portfolio	$655
LifePath 2035 Master Portfolio	$434
LifePath 2045 Master Portfolio	$198
LifePath 2055 Master Portfolio	$42
Active Stock Market Portfolio	$137,740

Each Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

BFA reimbursed Active Stock Master Portfolio $773,484 for a loss associated with a December 2011 trading error.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2012, were as follows:

	Purchases	Sales
LifePath 2025 Master Portfolio	$3,182,395	$836,541
LifePath 2035 Master Portfolio	$2,512,144	$488,964
LifePath 2045 Master Portfolio	$1,210,314	$265,382
LifePath 2055 Master Portfolio	$477,692	$108,140
Active Stock Master Portfolio	$3,276,166,054	$3,632,954,306

5. Borrowings:

MIP, on behalf of the Master Portfolios, along with certain other funds managed by BFA and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolios may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Master Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolios based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the

BLACKROCK FUNDS III	DECEMBER 31, 2012	77

Notes to Financial Statements (concluded)	Master Investment Portfolio

following terms: a commitment fee of 0.065% per annum based on the Master Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolios based on their net assets as of October 31, 2012. The Master Portfolios’ commitment, administration and arrangement fees were paid by the investment advisor. The Master Portfolios did not borrow under the credit agreement during the year ended December 31, 2012.

6. Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolio.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

78	BLACKROCK FUNDS III	DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio, LifePath 2055 Master Portfolio and Active Stock Master Portfolio, each a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

BLACKROCK FUNDS III	DECEMBER 31, 2012	79

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None

80	BLACKROCK FUNDS III	DECEMBER 31, 2012

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS III	DECEMBER 31, 2012	81

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

				Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

82	BLACKROCK FUNDS III	DECEMBER 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the LifePath Portfolios’/Master Portfolios’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Portfolio’s/Master Portfolio’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The LifePath Portfolios/Master Portfolios will mail only one copy of shareholder documents, including prospectuses’, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Portfolios/Master Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Portfolio/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Portfolio’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Portfolio/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Portfolio/Master Portfolio voted proxies relating to securities held in the Portfolio’s/Master Portfolio’s portfolio during the most recent 12-month period ended December 31 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites. BlackRock

BLACKROCK FUNDS III	DECEMBER 31, 2012	83

Additional Information (concluded)

does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

84	BLACKROCK FUNDS III	DECEMBER 31, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Managed Volatility Portfolio†

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Multi-Asset Real Return Fund†

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock Strategic Risk Allocation Fund†

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Multi-Sector Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock US Mortgage Portfolio

BlackRock World Income Fund

Municipal Bond Funds†

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS III	DECEMBER 31, 2012	85

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

# LPincre-12/12-AR

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Funds III

➢	LifePath® Retirement Portfolio
➢	LifePath 2020 Portfolio®
➢	LifePath 2030 Portfolio®
➢	LifePath 2040 Portfolio®
➢	LifePath® 2050 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from the higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of December 31, 2012	LifePath Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

All share classes of the LifePath Portfolios with target dates of 2020, 2030, 2040 and 2050 and the LifePath Retirement Portfolio (altogether, the “LifePath Portfolios”) invest in their respective LifePath Master Portfolio.

•

For the 12-month period ended December 31, 2012, all of the LifePath Portfolios underperformed their respective custom benchmarks with the exception of the Class K Shares of the LifePath Retirement Portfolio and the LifePath Portfolio with the target date 2020. The returns for the LifePath Portfolios include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

•

Equity markets generally outperformed fixed income markets during the period. While all of the LifePath Portfolios generated positive absolute returns for the period, those with longer time horizons benefited most from the strong performance of equities given their larger allocations to equity investments.

•

The LifePath Portfolios underperformed relative to their respective custom benchmarks primarily due to their investment in the Active Stock Master Portfolio (“Active Stock”), which is held in greater proportions in the longer-dated LifePath Portfolios. Active Stock invests in BlackRock’s Scientific Active Large Cap Equity strategy and four fundamental active large cap strategies, including Large Cap Growth, Fundamental Large Cap Growth, Basic Value and Equity Dividend. On an absolute basis, all of the strategies delivered positive performance for the period as equity markets broadly rallied; however, sector allocation decisions in the Fundamental Large Cap Growth, Basic Value and Equity Dividend strategies resulted in Active Stock’s underperformance relative to its benchmark, the Russell 1000® Index. Overall, a large overweight in information technology and significant underweights in consumer discretionary and financials had a negative impact on results. An overweight to industrials in the value strategies, i.e., Basic Value and Equity Dividend, also detracted from relative performance as the sector struggled due to slowing growth in emerging markets and fears of an economic hard landing in China.

•

Contributing positively to relative performance was the investment in CoreAlpha Bond Master Portfolio (“CoreAlpha Bond”), which is held in greater proportions in the shorter-dated LifePath Portfolios. While risk assets generated strong performance for 2012, CoreAlpha Bond outperformed its benchmark, the Barclays US Aggregate Bond Index, primarily due to its overweight allocation to investment grade credit and exposure to high yield debt, which is not represented in the benchmark index. Exposure to high-quality, short-duration securitized credit assets also boosted returns. Additionally, the LifePath Portfolios benefited from their investment in the BlackRock Commodity Strategies Fund (“Commodity Strategies”), which was added as an investment option in the fourth quarter of 2012. The mining and agriculture sleeves of Commodity Strategies posted positive returns while stock selection in the equity portion enhanced performance.

Describe recent portfolio activity.

•

Each LifePath Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe portfolio positioning at period end.

•	As of period end, each of the LifePath Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

The LifePath Portfolios are organized as “feeder” funds in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, holds interests in the net assets of its corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to the “LifePath Portfolios” are to the feeder funds or the Master Portfolios, as the context requires.

Glidepath Evolution

Under normal circumstances, the asset allocation of each LifePath Portfolio (the “Portfolio” or “each Portfolio”) will change over time according to a “glidepath” as each of the Portfolios approaches its respective target date. The glidepath represents the shifting of asset classes over time. Each Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each Portfolio, which may be a primary source of income after retirement. As each Portfolio approaches its target date, its asset allocation will shift so that each Portfolio invests a greater percentage of its assets in fixed income funds. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each Portfolio, and determine whether any changes are required to enable each Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glidepath are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each Portfolio, reallocations of each Portfolio’s composition to reflect intra-year movement along the glidepath and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each Portfolio or achieve each Portfolio’s investment objective.

4	BLACKROCK FUNDS III	DECEMBER 31, 2012

LifePath® Retirement Portfolio

Investment Objective

LifePath® Retirement Portfolio’s investment objective is to be managed for investors seeking income and moderate long-term growth of capital.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath Retirement Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Dow Jones-UBS Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
1/01/03 to 12/31/03	65.0%	N/A	N/A	N/A	N/A	N/A	9.1%	N/A	N/A	2.1%	22.0%	1.8%
1/01/04 to 12/31/04	65.0	N/A	N/A	N/A	N/A	N/A	8.7	N/A	N/A	2.3	21.7	2.3
1/01/05 to 12/31/05	65.0	N/A	N/A	N/A	N/A	N/A	8.7	N/A	N/A	3.2	20.9	2.2
1/01/06 to 12/31/06	52.0	10.2%	2.7%	N/A	N/A	N/A	9.9	N/A	N/A	3.3	20.2	1.7
1/01/07 to 12/31/07	52.6	9.6	2.8	N/A	N/A	2.7%	7.7	N/A	N/A	3.6	19.2	1.8
1/01/08 to 12/31/08	53.0	9.0	1.3	N/A	1.3%	11.4	N/A	N/A	N/A	4.1	18.0	1.9
1/01/09 to 12/31/09	52.9	9.1	N/A	N/A	1.6	10.8	N/A	N/A	N/A	4.7	18.7	2.2
1/01/10 to 12/31/10	52.9	9.1	N/A	N/A	1.1	10.8	N/A	N/A	N/A	5.0	18.9	2.2
1/01/11 to 12/31/11	52.9	9.1	N/A	N/A	0.8	11.3	N/A	8.6%	1.7%	2.8	11.6	1.2
1/01/12 to 12/31/12	52.9	9.1	N/A	1.0%	0.3	11.3	N/A	21.2	4.2	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 15 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2012	5

LifePath® Retirement Portfolio (concluded)

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.32%	8.61%	N/A	4.40%	N/A	5.76%	N/A
Investor A	4.21	8.46	2.77%	4.16	3.04%	5.86	5.29%
Investor C	3.78	7.55	6.55	3.31	3.31	4.91	4.91
Class K	4.53	9.03	N/A	4.68	N/A	6.03	N/A
Class R	4.19	8.26	N/A	3.83	N/A	5.33	N/A
Barclays US Aggregate Bond Index	1.80	4.21	N/A	5.95	N/A	5.18	N/A
Barclays US TIPS Index	2.82	6.98	N/A	7.04	N/A	6.65	N/A
Dow Jones-UBS Commodity Index	2.75	(1.06)	N/A	(5.17)	N/A	4.09	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	N/A	0.32	N/A	N/A	N/A
LifePath Retirement Portfolio Custom Benchmark	4.14	8.92	N/A	4.64	N/A	6.49	N/A
MSCI ACWI ex-US IMI Index	13.70	17.04	N/A	(2.59)	N/A	10.16	N/A
Russell 1000® Index	6.44	16.42	N/A	1.92	N/A	7.52	N/A
Russell 2000® Index	7.20	16.35	N/A	3.56	N/A	9.72	N/A

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge or the index does not have a return for the period.

6	BLACKROCK FUNDS III	DECEMBER 31, 2012

LifePath 2020 Portfolio®

Investment Objective

LifePath 2020 Portfolio’s® investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2020 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Dow Jones-UBS Comm odity Index[4]	FTSE EPRA/NAREIT Devel oped Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
1/01/03 to 12/31/03	36.5%	N/A	N/A	N/A	N/A	N/A	15.4%	N/A	N/A	3.7%	41.1%	3.3%
1/01/04 to 12/31/04	34.2	N/A	N/A	N/A	N/A	N/A	16.2	N/A	N/A	3.0	43.8	2.8
1/01/05 to 12/31/05	35.4	N/A	N/A	N/A	N/A	N/A	15.9	N/A	N/A	4.3	41.4	3.0
1/01/06 to 12/31/06	28.5	5.2%	4.3%	N/A	N/A	N/A	16.8	N/A	N/A	5.1	37.5	2.6
1/01/07 to 12/31/07	29.7	5.0	4.5	N/A	N/A	17.2%	N/A	N/A	N/A	5.4	35.4	2.8
1/01/08 to 12/31/08	31.6	5.1	2.2	N/A	2.2%	18.4	N/A	N/A	N/A	5.8	32.0	2.7
1/01/09 to 12/31/09	33.8	5.5	N/A	N/A	4.8	16.9	N/A	N/A	N/A	5.8	30.4	2.8
1/01/10 to 12/31/10	35.2	5.7	N/A	N/A	4.0	16.5	N/A	N/A	N/A	5.8	30.2	2.6
1/01/11 to 12/31/11	36.9	6.0	N/A	N/A	3.6	16.6	N/A	13.1%	1.5%	3.3	17.6	1.4
1/01/12 to 12/31/12	39.0	6.3	N/A	1.0%	3.2	15.9	N/A	31.0	3.6	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 15 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2012	7

LifePath 2020 Portfolio® (concluded)

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.49%	10.99%	N/A	2.71%	N/A	6.48%	N/A
Investor A	5.41	10.67	4.86%	2.46	1.36%	6.23	5.66%
Investor C	5.00	9.87	8.87	1.53	1.53	5.63	5.63
Class K	5.71	11.36	N/A	2.99	N/A	6.74	N/A
Class R	5.21	10.36	N/A	2.06	N/A	6.02	N/A
Barclays US Aggregate Bond Index	1.80	4.21	N/A	5.95	N/A	5.18	N/A
Barclays US TIPS Index	2.82	6.98	N/A	7.04	N/A	6.65	N/A
Dow Jones-UBS Commodity Index	2.75	(1.06)	N/A	(5.17)	N/A	4.09	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	N/A	0.32	N/A	N/A	N/A
LifePath 2020 Portfolio Custom Benchmark	5.32	11.31	N/A	3.17	N/A	7.21	N/A
MSCI ACWI ex-US IMI Index	13.70	17.04	N/A	(2.59)	N/A	10.16	N/A
Russell 1000® Index	6.44	16.42	N/A	1.92	N/A	7.52	N/A
Russell 2000® Index	7.20	16.35	N/A	3.56	N/A	9.72	N/A

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge or the index does not have a return for the period.

8	BLACKROCK FUNDS III	DECEMBER 31, 2012

LifePath 2030 Portfolio®

Investment Objective

LifePath 2030 Portfolio’s® investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2030 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

Period	Barclays US Aggr egate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Dow Jones-UBS Comm odity Index[4]	FTSE EPRA/NAREIT Devel oped Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
1/01/03 to 12/31/03	24.9%	N/A	N/A	N/A	N/A	N/A	18.6%	N/A	N/A	4.4%	48.3%	3.8%
1/01/04 to 12/31/04	21.0	N/A	N/A	N/A	N/A	N/A	19.4	N/A	N/A	3.2	53.3	3.1
1/01/05 to 12/31/05	21.8	N/A	N/A	N/A	N/A	N/A	19.2	N/A	N/A	4.8	50.9	3.3
1/01/06 to 12/31/06	16.7	2.7%	5.1%	N/A	N/A	N/A	20.3	N/A	N/A	6.0	46.2	3.0
1/01/07 to 12/31/07	17.4	2.6	5.4	N/A	N/A	20.9%	N/A	N/A	N/A	6.4	44.1	3.2
1/01/08 to 12/31/08	19.0	2.8	5.5	N/A	N/A	22.4	N/A	N/A	N/A	6.9	40.2	3.2
1/01/09 to 12/31/09	21.0	3.1	N/A	N/A	7.0%	21.0	N/A	N/A	N/A	6.6	38.2	3.1
1/01/10 to 12/31/10	22.0	3.2	N/A	N/A	6.3	20.7	N/A	N/A	N/A	6.4	38.6	2.8
1/01/11 to 12/31/11	23.5	3.4	N/A	N/A	6.0	20.9	N/A	17.0%	1.3%	3.7	22.6	1.6
1/01/12 to 12/31/12	25.8	3.8	N/A	1.0%	6.0	20.2	N/A	40.2	3.0	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 15 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2012	9

LifePath 2030 Portfolio® (concluded)

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.62%	13.09%	N/A	1.75%	N/A	6.64%	N/A
Investor A	6.50	12.75	6.83%	1.49	0.40%	6.37	5.80%
Investor C	6.08	11.92	10.92	0.51	0.51	5.77	5.77
Class K	6.83	13.43	N/A	2.04	N/A	6.90	N/A
Class R	6.35	12.48	N/A	1.05	N/A	6.16	N/A
Barclays US Aggregate Bond Index	1.80	4.21	N/A	5.95	N/A	5.18	N/A
Barclays US TIPS Index	2.82	6.98	N/A	7.04	N/A	6.65	N/A
Dow Jones-UBS Commodity Index	2.75	(1.06)	N/A	(5.17)	N/A	4.09	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	N/A	0.32	N/A	N/A	N/A
LifePath 2030 Portfolio Custom Benchmark	6.48	13.51	N/A	2.37	N/A	7.45	N/A
MSCI ACWI ex-US IMI Index	13.70	17.04	N/A	(2.59)	N/A	10.16	N/A
Russell 1000® Index	6.44	16.42	N/A	1.92	N/A	7.52	N/A
Russell 2000® Index	7.20	16.35	N/A	3.56	N/A	9.72	N/A

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge or the index does not have a return for the period.

10	BLACKROCK FUNDS III	DECEMBER 31, 2012

LifePath 2040 Portfolio®

Investment Objective

LifePath® 2040 Portfolio’s investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2040 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	Dow Jones-UBS Comm odity Index[4]	FTSE EPRA/NAREIT Devel oped Real Estate Index	MSCI ACWI ex-US IMI Index	MSCI EAFE Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
1/01/03 to 12/31/03	13.9%	N/A	N/A	N/A	N/A	N/A	20.0%	N/A	N/A	5.1%	56.4%	4.6%
1/01/04 to 12/31/04	10.0	N/A	N/A	N/A	N/A	N/A	20.0	N/A	N/A	3.7	62.8	3.5
1/01/05 to 12/31/05	10.6	N/A	N/A	N/A	N/A	N/A	20.0	N/A	N/A	5.5	60.1	3.8
1/01/06 to 12/31/06	7.4	N/A	5.8%	N/A	N/A	N/A	23.2	N/A	N/A	6.8	53.4	3.4
1/01/07 to 12/31/07	7.7	N/A	5.9	N/A	N/A	N/A	23.5	N/A	N/A	7.2	51.9	3.7
1/01/08 to 12/31/08	9.1	0.5%	3.2	N/A	3.2%	25.8%	N/A	N/A	N/A	7.7	46.9	3.6
1/01/09 to 12/31/09	10.4	1.1	N/A	N/A	8.8	24.5	N/A	N/A	N/A	7.2	44.6	3.4
1/01/10 to 12/31/10	11.2	1.1	N/A	N/A	8.1	24.2	N/A	N/A	N/A	6.9	45.5	3.0
1/01/11 to 12/31/11	12.7	1.3	N/A	N/A	7.9	24.5	N/A	20.1%	1.2%	4.0	26.6	1.7
1/01/12 to 12/31/12	15.3	1.6	N/A	1.0%	8.2	23.7	N/A	47.7	2.5	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 15 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2012	11

LifePath 2040 Portfolio® (concluded)

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Returns
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.55%	14.73%	N/A	0.87%	N/A	6.74%	N/A
Investor A	7.40	14.41	8.40%	0.62	(0.46)%	6.49	5.92%
Investor C	6.97	13.59	12.59	(0.41)	(0.41)	5.84	5.84
Class K	7.72	15.08	N/A	1.17	N/A	6.99	N/A
Class R	7.27	14.19	N/A	0.13	N/A	6.24	N/A
Barclays US Aggregate Bond Index	1.80	4.21	N/A	5.95	N/A	5.18	N/A
Barclays US TIPS Index	2.82	6.98	N/A	7.04	N/A	6.65	N/A
Dow Jones-UBS Commodity Index	2.75	(1.06)	N/A	(5.17)	N/A	4.09	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	N/A	0.32	N/A	N/A	N/A
LifePath 2040 Portfolio Custom Benchmark	7.42	15.28	N/A	1.63	N/A	7.59	N/A
MSCI ACWI ex-US IMI Index	13.70	17.04	N/A	(2.59)	N/A	10.16	N/A
Russell 1000® Index	6.44	16.42	N/A	1.92	N/A	7.52	N/A
Russell 2000® Index	7.20	16.35	N/A	3.56	N/A	9.72	N/A

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge or the index does not have a return for the period.

12	BLACKROCK FUNDS III	DECEMBER 31, 2012

LifePath® 2050 Portfolio

Investment Objective

LifePath® 2050 Portfolio’s investment objective is to be managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2050 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[3]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[4]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Dow Jones-UBS Commodity Index[4]	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
6/30/08 to 12/31/08	1.0%	N/A	3.6%	30.4%	N/A	N/A	10.5%	49.7%	4.8%
1/01/09 to 12/31/09	1.0	N/A	9.1	28.3	N/A	N/A	9.5	47.5	4.6
1/01/10 to 12/31/10	1.1	N/A	9.8	27.4	N/A	N/A	7.6	50.7	3.4
1/01/11 to 12/31/11	2.7	N/A	9.7	27.6	22.8%	1.1%	4.4	29.9	1.8
1/01/12 to 12/31/12	5.9	1.0%	10.2	26.8	54.0	2.1	N/A	N/A	N/A

[4]	As of October 1, 2012, each LifePath Portfolio added a new component, the Dow Jones-UBS Commodity index, to the composite benchmark against which it measures its performance.

See “About Portfolio Performance” on page 15 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2012	13

LifePath® 2050 Portfolio (concluded)

Performance Summary for the Period Ended December 31, 2012

		Average Annual Total Returns
		1 Year		Since Inception
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.26%	16.05%	N/A	2.54%	N/A
Investor A	8.14	15.80	9.72%	2.29	1.07%
Investor C	7.76	14.93	13.93	1.25	1.25
Class K	8.49	16.53	N/A	2.90	N/A
Class R	8.03	15.59	N/A	1.78	N/A
Barclays US Aggregate Bond Index	1.80	4.21	N/A	N/A	N/A
Dow Jones-UBS Commodity Index	2.75	(1.06)	N/A	N/A	N/A
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	N/A	N/A	N/A
LifePath 2050 Portfolio Custom Benchmark	8.24	16.83	N/A	N/A	N/A
MSCI ACWI ex-US IMI Index	13.70	17.04	N/A	N/A	N/A
Russell 1000® Index	6.44	16.42	N/A	N/A	N/A
Russell 2000® Index	7.20	16.35	N/A	N/A	N/A

See “About Fund Performance” on page 15 for further information on how performance was calculated.

Past performance is not indicative of future results.

N/A — Not applicable as share class and index do not have a sales charge.

14	BLACKROCK FUNDS III	DECEMBER 31, 2012

About Portfolio Performance	BlackRock Funds III

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Prior to April 30, 2001 for LifePath Retirement, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios and June 30, 2008 for LifePath 2050 portfolio, Investor A Shares’ performance results are those of Institutional Shares restated to reflect Investor A Shares’ fees.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to May 3, 2010, Investor C Shares’ performance results are those of Institutional Shares restated to reflect Investor C Shares’ fees.

•

Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to May 30, 2008 for LifePath Retirement, LifePath 2020, LifePath 2030 and LifePath 2040 Portfolios and June 30, 2008 for LifePath 2050 portfolio, Class K Shares’ performance results are those of Institutional Shares restated to reflect Class K Shares’ fees.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement and other similar plans. Prior to May 3, 2010, Class R Shares’ performance results are those of Institutional Shares restated to reflect Class R Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders. The LifePath Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Portfolio’s expenses. Without such waiver, each LifePath Portfolio’s performance would have been lower.

The Russell 3000 Index is comprised of the Russell 1000 Index and the Russell 2000 Index, which together represent approximately 98% of the total US equity market. The Barclays US Aggregate Bond Index is an unmanaged market weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency securities with at least one year to maturity. The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization-weighted index that measures the equity market performance of the developed (excluding the US) and emerging investable market universe. The Dow Jones-UBS Commodity Index (DJ-UBSCI) is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). Barclays US Treasury Inflation Protected Securities (TIPS) Index is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of December 31, 2012, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: Barclays US Aggregate Bond Index, Barclays US TIPS Index, Dow Jones-UBS Commodity Index, MSCI ACWI ex-US IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Russell 1000® Index and Russell 2000® Index.

Derivative Financial Instruments

Active Stock may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Master Portfolios’ Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. Active Stock’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require Active Stock to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation Active Stock can realize on an investment, may result in lower dividends paid to shareholders or may cause Active Stock to hold an investment that it might otherwise sell. Active Stock’s investments in these instruments are discussed in detail in the Master Portfolios’ Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	15

Disclosure of Expenses	BlackRock Funds III

Shareholders of each LifePath Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples
	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath® Retirement Portfolio
Institutional	$1,000.00	$1,043.20	$3.95	$1,000.00	$1,021.27	$3.91	0.77%
Investor A	$1,000.00	$1,042.10	$5.24	$1,000.00	$1,020.01	$5.18	1.02%
Investor C	$1,000.00	$1,037.80	$9.07	$1,000.00	$1,016.24	$8.97	1.77%
Class K	$1,000.00	$1,045.30	$2.16	$1,000.00	$1,023.03	$2.14	0.42%
Class R	$1,000.00	$1,041.90	$6.47	$1,000.00	$1,018.80	$6.39	1.26%
LifePath 2020 Portfolio®
Institutional	$1,000.00	$1,054.90	$3.82	$1,000.00	$1,021.42	$3.76	0.74%
Investor A	$1,000.00	$1,054.10	$5.11	$1,000.00	$1,020.16	$5.03	0.99%
Investor C	$1,000.00	$1,050.00	$8.97	$1,000.00	$1,016.39	$8.82	1.74%
Class K	$1,000.00	$1,057.10	$2.02	$1,000.00	$1,023.18	$1.98	0.39%
Class R	$1,000.00	$1,052.10	$6.40	$1,000.00	$1,018.90	$6.29	1.24%
LifePath 2030 Portfolio®
Institutional	$1,000.00	$1,066.20	$3.74	$1,000.00	$1,021.52	$3.66	0.72%
Investor A	$1,000.00	$1,065.00	$5.03	$1,000.00	$1,020.26	$4.93	0.97%
Investor C	$1,000.00	$1,060.80	$8.91	$1,000.00	$1,016.49	$8.72	1.72%
Class K	$1,000.00	$1,068.30	$1.92	$1,000.00	$1,023.28	$1.88	0.37%
Class R	$1,000.00	$1,063.50	$6.28	$1,000.00	$1,019.05	$6.14	1.21%
LifePath 2040 Portfolio®
Institutional	$1,000.00	$1,075.50	$3.65	$1,000.00	$1,021.62	$3.56	0.70%
Investor A	$1,000.00	$1,074.00	$4.95	$1,000.00	$1,020.36	$4.82	0.95%
Investor C	$1,000.00	$1,069.70	$8.84	$1,000.00	$1,016.59	$8.62	1.70%
Class K	$1,000.00	$1,077.20	$1.83	$1,000.00	$1,023.38	$1.78	0.35%
Class R	$1,000.00	$1,072.70	$6.25	$1,000.00	$1,019.10	$6.09	1.20%
LifePath® 2050 Portfolio
Institutional	$1,000.00	$1,082.60	$3.66	$1,000.00	$1,021.62	$3.56	0.70%
Investor A	$1,000.00	$1,081.40	$4.97	$1,000.00	$1,020.36	$4.82	0.95%
Investor C	$1,000.00	$1,077.60	$8.83	$1,000.00	$1,016.64	$8.57	1.69%
Class K	$1,000.00	$1,084.90	$1.83	$1,000.00	$1,023.38	$1.78	0.35%
Class R	$1,000.00	$1,080.30	$6.28	$1,000.00	$1,019.10	$6.09	1.20%

[1]

For each class of the LifePath Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because each LifePath Portfolio invests significantly in a LifePath Master Portfolio, the expense examples reflect the net expenses of both the LifePath Portfolio and the LifePath Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

16	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Assets and Liabilities	BlackRock Funds III

December 31, 2012	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio

Assets
Investments at value — from the applicable LifePath Master Portfolio[1]	$590,951,736	$1,116,050,667	$989,019,297	$795,936,996	$155,037,431
Capital shares sold receivable	667,204	947,528	2,513,144	2,566,647	3,042,394
Withdrawals receivable from the LifePath Master Portfolio	3,933,744	6,500,449	6,876,955	4,149,245	—

Total assets	595,552,684	1,123,498,644	998,409,396	802,652,888	158,079,825

Liabilities
Capital shares redeemed payable	4,600,948	7,447,976	9,390,100	6,715,892	1,326,206
Contributions payable to the LifePath Master Portfolio	—	—	—	—	1,716,188
Income dividends payable	71,863	81,626	53,291	34,028	3,256
Administration fees payable	247,276	467,044	412,538	330,866	61,672
Capital gain distributions payable	402,491	190,829	270,002	140,832	9,122
Service and distribution fees payable	41,322	88,925	74,170	53,726	9,755
Professional fees payable	18,567	18,567	18,567	18,567	18,566

Total liabilities	5,382,467	8,294,967	10,218,668	7,293,911	3,144,765

Net Assets	$590,170,217	$1,115,203,677	$988,190,728	$795,358,977	$154,935,060

Net Assets Consist of
Paid-in capital	$527,295,071	$982,535,509	$906,526,656	$701,677,892	$143,507,787
Undistributed (distributions in excess of) net investment income	(637,231)	(930,366)	(45,838)	(297,287)	(23,692)
Accumulated net realized gain (loss) allocated from the LifePath Master Portfolio	2,055,003	(22,715,297)	(31,066,320)	(25,180,913)	961,912
Net unrealized appreciation/depreciation allocated from the LifePath Master Portfolio	61,457,374	156,313,831	112,776,230	119,159,285	10,489,053

Net Assets	$590,170,217	$1,115,203,677	$988,190,728	$795,358,977	$154,935,060

Net Asset Value
Institutional
Net assets	$390,150,186	$688,544,578	$630,131,315	$536,902,292	$106,813,392

Shares outstanding[2]	33,050,714	41,943,845	41,327,019	28,839,826	5,567,886

Net asset value	$11.80	$16.42	$15.25	$18.62	$19.18

Investor A
Net assets	$189,898,280	$410,925,926	$343,884,983	$247,316,520	$46,188,784

Shares outstanding[2]	17,519,868	26,465,048	23,076,820	13,977,494	2,408,942

Net asset value	$10.84	$15.53	$14.90	$17.69	$19.17

Maximum offering price per share (100/94.75 of net asset value)	$11.44	$16.39	$15.73	$18.67	$20.23

Investor C
Net assets	$134,932	$1,261,842	$1,009,894	$1,185,448	$118,287

Shares outstanding[2]	11,473	77,333	66,746	64,110	6,194

Net asset value	$11.76	$16.32	$15.13	$18.49	$19.10

Class K
Net assets	$7,377,963	$11,608,841	$11,076,784	$8,037,639	$1,018,297

Shares outstanding[2]	626,317	708,358	726,380	429,946	52,914

Net asset value	$11.78	$16.39	$15.25	$18.69	$19.24

Class R
Net assets	$2,608,856	$2,862,490	$2,087,752	$1,917,078	$796,300

Shares outstanding[2]	222,084	174,946	137,601	103,414	41,609

Net asset value	$11.75	$16.36	$15.17	$18.54	$19.14

[1] Cost — from the applicable LifePath Master Portfolio	$529,494,362	$959,736,836	$876,243,067	$676,777,711	$144,548,378

[2]	No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	17

Statements of Operations	BlackRock Funds III

Year Ended December 31, 2012	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Master Portfolio:
Interest — affiliated	$8,353,602	$11,564,721	$6,701,221	$3,179,488	$203,566
Dividends — affiliated	6,591,671	17,115,663	18,820,979	17,531,553	3,266,596
Dividends — unaffiliated	1,363	4,056	1,093	2,068	—
Securities lending — affiliated — net	28,913	69,590	75,078	60,686	14,792
Income — affiliated	2,626	4,971	4,655	3,595	798
Expenses	(3,442,156)	(6,442,500)	(5,636,275)	(4,482,421)	(765,600)
Fees waived	1,772,307	3,603,905	3,377,633	2,837,542	497,044

Total income	13,308,326	25,920,406	23,344,384	19,132,511	3,217,196

Portfolio Expenses
Administration	2,996,259	5,650,272	4,937,848	3,929,437	641,830
Service — Investor A	472,412	1,050,299	876,986	618,855	96,344
Service and distribution — Investor C	1,376	8,328	4,598	6,494	1,119
Service and distribution — Class R	3,230	5,641	3,637	4,553	1,426
Professional	19,356	19,356	19,356	19,356	19,356

Total expenses	3,492,633	6,733,896	5,842,425	4,578,695	760,075
Less fees waived by administrator	(19,356)	(19,356)	(19,356)	(19,356)	(19,356)

Total expenses after fees waived	3,473,277	6,714,540	5,823,069	4,559,339	740,719

Net investment income	9,835,049	19,205,866	17,521,315	14,573,172	2,476,477

Realized and Unrealized Gain Allocated from the LifePath Master Portfolios
Net realized gain from investments, financial futures contracts, swaps and foreign currency transactions	15,257,913	30,732,921	26,368,726	22,151,518	2,825,307
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps and foreign currency translations	24,790,525	67,082,398	76,597,723	69,895,877	12,639,299

Total realized and unrealized gain	40,048,438	97,815,319	102,966,449	92,047,395	15,464,606

Net Increase in Net Assets Resulting from Operations	$49,883,487	$117,021,185	$120,487,764	$106,620,567	$17,941,083

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Retirement Portfolio		LifePath 2020 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011

Operations
Net investment income	$9,835,049	$14,580,793	$19,205,866	$24,446,937
Net realized gain	15,257,913	41,995,331	30,732,921	75,927,187
Net change in unrealized appreciation/depreciation	24,790,525	(31,336,679)	67,082,398	(81,367,233)

Net increase in net assets resulting from operations	49,883,487	25,239,445	117,021,185	19,006,891

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(7,061,121)	(10,236,151)	(12,211,664)	(16,447,568)
Investor A	(3,293,448)	(4,275,518)	(7,043,476)	(7,869,105)
Investor C	(1,233)	(456)	(8,645)	(2,279)
Class K	(117,736)	(64,821)	(166,928)	(113,033)
Class R	(20,400)	(685)	(20,272)	(1,386)
Net realized gain:
Institutional	(11,364,330)	(13,363,681)	(7,257,094)	(30,476,493)
Investor A	(6,014,985)	(6,141,919)	(4,611,046)	(16,228,359)
Investor C	(3,909)	(1,658)	(13,355)	(10,481)
Class K	(203,574)	(127,622)	(122,014)	(232,409)
Class R	(68,274)	(1,249)	(30,133)	(6,211)

Decrease in net assets resulting from dividends and distributions to shareholders	(28,149,010)	(34,213,760)	(31,484,627)	(71,387,324)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(51,918,696)	(43,210,433)	(130,588,457)	(10,235,703)

Net Assets
Total decrease in net assets	(30,184,219)	(52,184,748)	(45,051,899)	(62,616,136)
Beginning of year	620,354,436	672,539,184	1,160,255,576	1,222,871,712

End of year	$590,170,217	$620,354,436	$1,115,203,677	$1,160,255,576

Distributions in excess of net investment income	$(637,231)	$(117,770)	$(930,366)	$(685,247)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	19

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath 2030 Portfolio		LifePath 2040 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011

Operations
Net investment income	$17,521,315	$18,795,428	$14,573,172	$13,496,738
Net realized gain	26,368,726	61,537,208	22,151,518	48,872,629
Net change in unrealized appreciation/depreciation	76,597,723	(87,579,262)	69,895,877	(82,350,608)

Net increase (decrease) in net assets resulting from operations	120,487,764	(7,246,626)	106,620,567	(19,981,241)

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(11,440,006)	(12,860,342)	(10,133,572)	(9,617,428)
Investor A	(5,788,603)	(5,790,050)	(4,504,447)	(3,802,401)
Investor C	(6,480)	(1,039)	(10,309)	(404)
Class K	(184,947)	(85,036)	(145,679)	(45,690)
Class R	(16,375)	(1,547)	(18,527)	(3,323)
Net realized gain:
Institutional	(16,713,997)	(7,507,892)	(13,696,639)	(2,721,253)
Investor A	(9,442,859)	(3,877,262)	(6,725,889)	(1,212,903)
Investor C	(26,887)	(1,725)	(30,449)	(309)
Class K	(291,452)	(70,970)	(203,784)	(23,338)
Class R	(55,472)	(2,104)	(46,822)	(2,278)

Decrease in net assets resulting from dividends and distributions to shareholders	(43,967,078)	(30,197,967)	(35,516,117)	(17,429,327)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(77,236,509)	20,401,130	(43,134,663)	23,719,820

Net Assets
Total increase (decrease) in net assets	(715,823)	(17,043,463)	27,969,787	(13,690,748)
Beginning of year	988,906,551	1,005,950,014	767,389,190	781,079,938

End of year	$988,190,728	$988,906,551	$795,358,977	$767,389,190

Undistributed (distributions in excess of) net investment income	$(45,838)	$(130,742)	$(297,287)	$(57,925)

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Changes in Net Assets (concluded)	BlackRock Funds III

	LifePath 2050 Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$2,476,477	$1,551,815
Net realized gain	2,825,307	3,477,747
Net change in unrealized appreciation/depreciation	12,639,299	(10,043,951)

Net increase (decrease) in net assets resulting from operations	17,941,083	(5,014,389)

Dividends and Distributions to Shareholders From[1]

Net investment income:
Institutional	(1,805,634)	(1,153,867)
Investor A	(701,770)	(393,898)
Investor C	(1,169)	(256)
Class K	(18,331)	(6,355)
Class R	(6,558)	(545)
Net realized gain:
Institutional	(1,865,783)	(1,957,237)
Investor A	(834,250)	(795,921)
Investor C	(2,137)	(905)
Class K	(17,918)	(13,967)
Class R	(13,904)	(1,319)

Decrease in net assets resulting from dividends and distributions to shareholders	(5,267,454)	(4,324,270)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	38,372,478	43,659,392

Net Assets
Total increase in net assets	51,046,107	34,320,733
Beginning of year	103,888,953	69,568,220

End of year	$154,935,060	$103,888,953

Undistributed (distributions in excess of) net investment income	$(23,692)	$7,932

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	21

Financial Highlights	LifePath Retirement Portfolio

	Institutional
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$11.39		$11.55		$10.80	$9.42	$11.46

Net investment income	0.20	[1]	0.27	[1]	0.23 [1]	0.32 [1]	0.37
Net realized and unrealized gain (loss)	0.77		0.18		0.76	1.37	(2.06)

Net increase (decrease) from investment operations	0.97		0.45		0.99	1.69	(1.69)

Dividends and distributions from:[2]
Net investment income	(0.21)		(0.26)		(0.22)	(0.31)	(0.31)
Net realized gain	(0.35)		(0.35)		(0.02)	(0.00)[3]	(0.04)

Total dividends and distributions	(0.56)		(0.61)		(0.24)	(0.31)	(0.35)

Net asset value, end of year	$11.80		$11.39		$11.55	$10.80	$9.42

Total Investment Return[4]
Based on net asset value	8.61%		3.96%		9.33%	18.25%	(15.04)%

Ratios to Average Net Assets[5]
Total expenses	0.78%	[6,7]	0.77%	[8,9]	1.11%	1.10%	1.11%

Total expenses after fees waived	0.78%	[6,7]	0.77%	[8,9]	0.76%	0.76%	0.76%

Net investment income	1.70%	[6,7]	2.27%	[8,9]	2.10%	3.13%	3.29%

Supplemental Data
Net assets, end of year (000)	$390,150		$431,982		$490,419	$438,987	$92,717

Portfolio turnover of the LifePath Master Portfolio	4%		4%		4%	6%	11%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than ($0.00) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.29%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.30%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath Retirement Portfolio

	Investor A
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$10.50		$10.71		$10.03	$8.77	$10.70

Net investment income	0.16	[1]	0.22	[1]	0.19 [1]	0.27 [1]	0.32
Net realized and unrealized gain (loss)	0.72		0.16		0.71	1.28	(1.92)

Net increase (decrease) from investment operations	0.88		0.38		0.90	1.55	(1.60)

Dividends and distributions from:[2]
Net investment income	(0.19)		(0.24)		(0.20)	(0.29)	(0.29)
Net realized gain	(0.35)		(0.35)		(0.02)	(0.00)[3]	(0.04)

Total dividends and distributions	(0.54)		(0.59)		(0.22)	(0.29)	(0.33)

Net asset value, end of year	$10.84		$10.50		$10.71	$10.03	$8.77

Total Investment Return[4]
Based on net asset value	8.46%		3.60%		9.12%	17.96%	(15.24)%

Ratios to Average Net Assets[5]
Total expenses	1.03%	[6,7]	1.02%	[8,9]	1.37%	1.34%	1.36%

Total expenses after fees waived	1.03%	[6,7]	1.02%	[8,9]	1.02%	1.00%	1.01%

Net investment income	1.47%	[6,7]	2.03%	[8,9]	1.86%	2.83%	3.11%

Supplemental Data
Net assets, end of year (000)	$189,898		$183,967		$181,297	$147,741	$25,030

Portfolio turnover of the LifePath Master Portfolio	4%		4%		4%	6%	11%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than ($0.00) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.29%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.30%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	23

Financial Highlights (continued)	LifePath Retirement Portfolio

	Investor C
	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.36		$11.55		$11.22

Net investment income[2]	0.08		0.17		0.09
Net realized and unrealized gain	0.77		0.16		0.37

Net increase from investment operations	0.85		0.33		0.46

Dividends and distributions from:[3]
Net investment income	(0.10)		(0.17)		(0.11)
Net realized gain	(0.35)		(0.35)		(0.02)

Total dividends and distributions	(0.45)		(0.52)		(0.13)

Net asset value, end of period	$11.76		$11.36		$11.55

Total Investment Return[4]
Based on net asset value	7.55%		2.86%		4.22%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.78%	[7,8]	1.78%	[9,10]	2.11%	[11]

Total expenses after fees waived	1.78%	[7,8]	1.78%	[9,10]	1.77%	[11]

Net investment income	0.70%	[7,8]	1.42%	[9,10]	1.23%	[11]

Supplemental Data
Net assets, end of period (000)	$135		$55		$21

Portfolio turnover of the LifePath Master Portfolio	4%		4%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.29%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.30%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath Retirement Portfolio

	Class K
	Year Ended December 31,						Period May 30, 2008[1] to December 31, 2008
	2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$11.37		$11.54		$10.78	$9.44	$11.46

Net investment income	0.25	[2]	0.32	[2]	0.28 [2]	0.35 [2]	0.25
Net realized and unrealized gain (loss)	0.77		0.17		0.76	1.33	(1.97)

Net increase (decrease) from investment operations	1.02		0.49		1.04	1.68	(1.72)

Dividends and distributions from:[3]
Net investment income	(0.26)		(0.31)		(0.26)	(0.34)	(0.26)
Net realized gain	(0.35)		(0.35)		(0.02)	(0.00)[4]	(0.04)

Total dividends and distributions	(0.61)		(0.66)		(0.28)	(0.34)	(0.30)

Net asset value, end of period	$11.78		$11.37		$11.54	$10.78	$9.44

Total Investment Return[5]
Based on net asset value	9.03%		4.27%		9.82%	18.53%	(15.53)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.43%	[8,9]	0.44%	[10,11]	0.76%	0.74%	0.79% [12]

Total expenses after fees waived	0.43%	[8,9]	0.43%	[10,11]	0.41%	0.40%	0.44% [12]

Net investment income	2.07%	[8,9]	2.69%	[10,11]	2.49%	3.43%	4.08% [12]

Supplemental Data
Net assets, end of period (000)	$7,378		$4,309		$769	$292	$35

Portfolio turnover of the LifePath Master Portfolio	4%		4%		4%	6%	11%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.30%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.29%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	25

Financial Highlights (concluded)	LifePath Retirement Portfolio

	Class R
	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$11.36		$11.54		$11.22

Net investment income[2]	0.17		0.21		0.14
Net realized and unrealized gain	0.76		0.17		0.36

Net increase from investment operations	0.93		0.38		0.50

Dividends and distributions from:[3]
Net investment income	(0.19)		(0.21)		(0.16)
Net realized gain	(0.35)		(0.35)		(0.02)

Total dividends and distributions	(0.54)		(0.56)		(0.18)

Net asset value, end of period	$11.75		$11.36		$11.54

Total Investment Return[4]
Based on net asset value	8.26%		3.32%		4.55%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.27%	[7,8]	1.28%	[9,10]	1.61%	[11]

Total expenses after fees waived	1.26%	[7,8]	1.27%	[9,10]	1.26%	[11]

Net investment income	1.38%	[7,8]	1.76%	[9,10]	1.84%	[11]

Supplemental Data
Net assets, end of period (000)	$2,609		$41		$33

Portfolio turnover of the LifePath Master Portfolio	4%		4%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.29%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights	LifePath 2020 Portfolio

	Institutional
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$15.22		$15.92		$14.62	$12.32	$16.98

Net investment income	0.29	[1]	0.33	[1]	0.29 [1]	0.35 [1]	0.44
Net realized and unrealized gain (loss)	1.38		(0.09)		1.28	2.38	(4.67)

Net increase (decrease) from investment operations	1.67		0.24		1.57	2.73	(4.23)

Dividends and distributions from:[2]
Net investment income	(0.29)		(0.33)		(0.27)	(0.43)	(0.31)
Net realized gain	(0.18)		(0.61)		—	—	(0.12)
Return of capital	—		—		—	(0.00)[3]	—

Total dividends and distributions	(0.47)		(0.94)		(0.27)	(0.43)	(0.43)

Net asset value, end of year	$16.42		$15.22		$15.92	$14.62	$12.32

Total Investment Return[4]
Based on net asset value	10.99%		1.46%		10.90%	22.71%	(25.42)%

Ratios to Average Net Assets[5]
Total expenses	0.75%	[6,7]	0.75%	[8,9]	1.08%	1.08%	1.07%

Total expenses after fees waived	0.75%	[6,7]	0.74%	[8,9]	0.73%	0.72%	0.73%

Net investment income	1.77%	[6,7]	2.05%	[8,9]	1.95%	2.65%	2.65%

Supplemental Data
Net assets, end of year (000)	$688,545		$752,092		$843,339	$663,890	$432,717

Portfolio turnover of the LifePath Master Portfolio	5%		5%		4%	6%	13%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than ($0.00) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	27

Financial Highlights (continued)	LifePath 2020 Portfolio

	Investor A
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.43		$15.14		$13.93	$11.75	$16.24

Net investment income	0.24	[1]	0.28	[1]	0.24 [1]	0.30 [1]	0.37
Net realized and unrealized gain (loss)	1.30		(0.09)		1.21	2.28	(4.45)

Net increase (decrease) from investment operations	1.54		0.19		1.45	2.58	(4.08)

Dividends and distributions from:[2]
Net investment income	(0.26)		(0.29)		(0.24)	(0.40)	(0.29)
Net realized gain	(0.18)		(0.61)		—	—	(0.12)
Return of capital	—		—		—	(0.00)[3]	—

Total dividends and distributions	(0.44)		(0.90)		(0.24)	(0.40)	(0.41)

Net asset value, end of year	$15.53		$14.43		$15.14	$13.93	$11.75

Total Investment Return[4]
Based on net asset value	10.67%		1.26%		10.56%	22.42%	(25.57)%

Ratios to Average Net Assets[5]
Total expenses	1.00%	[6,7]	1.00%	[8,9]	1.34%	1.33%	1.32%

Total expenses after fees waived	1.00%	[6,7]	1.00%	[8,9]	0.99%	0.97%	0.98%

Net investment income	1.55%	[6,7]	1.82%	[8,9]	1.71%	2.42%	2.51%

Supplemental Data
Net assets, end of year (000)	$410,926		$401,477		$376,851	$268,514	$179,389

Portfolio turnover of the LifePath Master Portfolio	5%		5%		4%	6%	13%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than ($0.00) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath 2020 Portfolio

	Investor C
	Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.16		$15.89	$15.29

Net investment income[2]	0.14		0.17	0.12
Net realized and unrealized gain (loss)	1.36		(0.09)	0.64

Net increase from investment operations	1.50		0.08	0.76

Dividends and distributions from:[3]
Net investment income	(0.16)		(0.20)	(0.16)
Net realized gain	(0.18)		(0.61)	—

Total dividends and distributions	(0.34)		(0.81)	(0.16)

Net asset value, end of period	$16.32		$15.16	$15.89

Total Investment Return[4]
Based on net asset value	9.87%		0.47%	5.03%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.75%	[7,8]	1.75% [9,10]	2.09%	[11]

Total expenses after fees waived	1.75%	[7,8]	1.75% [9,10]	1.74%	[11]

Net investment income	0.87%	[7,8]	1.05% [9,10]	1.23%	[11]

Supplemental Data
Net assets, end of period (000)	$1,262		$301	$116

Portfolio turnover of the LifePath Master Portfolio	5%		5%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	29

Financial Highlights (continued)	LifePath 2020 Portfolio

	Class K
	Year Ended December 31,						Period May 30, 2008[1] to December 31, 2008
	2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$15.20		$15.91		$14.61	$12.33	$16.90

Net investment income	0.35	[2]	0.40	[2]	0.34 [2]	0.40 [2]	0.30
Net realized and unrealized gain (loss)	1.37		(0.12)		1.28	2.35	(4.48)

Net increase (decrease) from investment operations	1.72		0.28		1.62	2.75	(4.18)

Dividends and distributions from:[3]
Net investment income	(0.35)		(0.38)		(0.32)	(0.47)	(0.27)
Net realized gain	(0.18)		(0.61)		—	—	(0.12)
Return of capital	—		—		—	(0.00)[4]	—

Total dividends and distributions	(0.53)		(0.99)		(0.32)	(0.47)	(0.39)

Net asset value, end of period	$16.39		$15.20		$15.91	$14.61	$12.33

Total Investment Return[5]
Based on net asset value	11.36%		1.78%		11.28%	23.15%	(25.28)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.40%	[8,9]	0.40%	[10,11]	0.74%	0.73%	0.76% [12]

Total expenses after fees waived	0.40%	[8,9]	0.40%	[10,11]	0.39%	0.37%	0.42% [12]

Net investment income	2.18%	[8,9]	2.47%	[10,11]	2.29%	3.05%	4.27% [12]

Supplemental Data
Net assets, end of period (000)	$11,609		$6,224		$2,485	$967	$416

Portfolio turnover of the LifePath Master Portfolio	5%		5%		4%	6%	13%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (concluded)	LifePath 2020 Portfolio

	Class R
	Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$15.20		$15.88	$15.29

Net investment income[2]	0.25		0.24	0.23
Net realized and unrealized gain (loss)	1.32		(0.07)	0.57

Net increase from investment operations	1.57		0.17	0.80

Dividends and distributions from:[3]
Net investment income	(0.23)		(0.24)	(0.21)
Net realized gain	(0.18)		(0.61)	—

Total dividends and distributions	(0.41)		(0.85)	(0.21)

Net asset value, end of period	$16.36		$15.20	$15.88

Total Investment Return[4]
Based on net asset value	10.36%		1.06%	5.34%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.25%	[7,8]	1.25% [9,10]	1.58%	[11]

Total expenses after fees waived	1.25%	[7,8]	1.25% [9,10]	1.23%	[11]

Net investment income	1.53%	[7,8]	1.51% [9,10]	2.29%	[11]

Supplemental Data
Net assets, end of period (000)	$2,862		$161	$81

Portfolio turnover of the LifePath Master Portfolio	5%		5%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.33%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	31

Financial Highlights	LifePath 2030 Portfolio

	Institutional
	Year Ended December 31,
	2012		2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$14.11		$14.63	$13.31	$10.92	$16.19

Net investment income	0.28	[1]	0.28 [1]	0.25 [1]	0.29 [1]	0.35
Net realized and unrealized gain (loss)	1.56		(0.37)	1.31	2.46	(5.29)

Net increase (decrease) from investment operations	1.84		(0.09)	1.56	2.75	(4.94)

Dividends and distributions from:[2]
Net investment income	(0.28)		(0.27)	(0.24)	(0.36)	(0.25)
Net realized gain	(0.42)		(0.16)	—	—	(0.08)
Return of capital	—		—	—	(0.00)[3]	—

Total dividends and distributions	(0.70)		(0.43)	(0.24)	(0.36)	(0.33)

Net asset value, end of year	$15.25		$14.11	$14.63	$13.31	$10.92

Total Investment Return[4]
Based on net asset value	13.09%		(0.63)%	11.86%	25.77%	(31.03)%

Ratios to Average Net Assets[5]
Total expenses	0.73%	[6,7]	0.73% [8,9]	1.07%	1.06%	1.06%

Total expenses after fees waived	0.73%	[6,7]	0.72% [8,9]	0.70%	0.70%	0.72%

Net investment income	1.84%	[6,7]	1.88% [8,9]	1.85%	2.47%	2.29%

Supplemental Data
Net assets, end of year (000)	$630,131		$642,867	$696,817	$517,817	$315,028

Portfolio turnover of the LifePath Master Portfolio	5%		7%	3%	7%	13%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than ($0.00) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath 2030 Portfolio

	Investor A
	Year Ended December 31,
	2012		2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$13.81		$14.33	$13.05	$10.71	$15.90

Net investment income	0.24	[1]	0.24 [1]	0.21 [1]	0.26 [1]	0.29
Net realized and unrealized gain (loss)	1.52		(0.36)	1.28	2.41	(5.17)

Net increase (decrease) from investment operations	1.76		(0.12)	1.49	2.67	(4.88)

Dividends and distributions from:[2]
Net investment income	(0.25)		(0.24)	(0.21)	(0.33)	(0.23)
Net realized gain	(0.42)		(0.16)	—	—	(0.08)
Return of capital	—		—	—	(0.00)[3]	—

Total dividends and distributions	(0.67)		(0.40)	(0.21)	(0.33)	(0.31)

Net asset value, end of year	$14.90		$13.81	$14.33	$13.05	$10.71

Total Investment Return[4]
Based on net asset value	12.75%		(0.87)%	11.53%	25.51%	(31.19)%

Ratios to Average Net Assets[5]
Total expenses	0.98%	[6,7]	0.98% [8,9]	1.32%	1.31%	1.31%

Total expenses after fees waived	0.98%	[6,7]	0.97% [8,9]	0.96%	0.95%	0.97%

Net investment income	1.62%	[6,7]	1.65% [8,9]	1.60%	2.23%	2.13%

Supplemental Data
Net assets, end of year (000)	$343,885		$339,249	$307,189	$210,372	$133,199

Portfolio turnover of the LifePath Master Portfolio	5%		7%	3%	7%	13%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than ($0.00) per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	33

Financial Highlights (continued)	LifePath 2030 Portfolio

	Investor C
	Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.05		$14.62	$13.97

Net investment income[2]	0.16		0.14	0.10
Net realized and unrealized gain (loss)	1.51		(0.38)	0.67

Net increase (decrease) from investment operations	1.67		(0.24)	0.77

Dividends and distributions from:[3]
Net investment income	(0.17)		(0.17)	(0.12)
Net realized gain	(0.42)		(0.16)	—

Total dividends and distributions	(0.59)		(0.33)	(0.12)

Net asset value, end of period	$15.13		$14.05	$14.62

Total Investment Return[4]
Based on net asset value	11.92%		(1.63)%	5.64%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.72%	[7,8]	1.74% [9,10]	2.07%	[11]

Total expenses after fees waived	1.72%	[7,8]	1.74% [9,10]	1.71%	[11]

Net investment income	1.05%	[7,8]	1.01% [9,10]	1.09%	[11]

Supplemental Data
Net assets, end of period (000)	$1,010		$154	$21

Portfolio turnover of the LifePath Master Portfolio	5%		7%	3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath 2030 Portfolio

	Class K
	Year Ended December 31,					Period May 30, 2008[1] to December 31, 2008
	2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$14.12		$14.63	$13.30	$10.92	$16.07

Net investment income	0.34	[2]	0.35 [2]	0.29 [2]	0.38 [2]	0.25
Net realized and unrealized gain (loss)	1.55		(0.37)	1.32	2.40	(5.09)

Net increase (decrease) from investment operations	1.89		(0.02)	1.61	2.78	(4.84)

Dividends and distributions from:[3]
Net investment income	(0.34)		(0.33)	(0.28)	(0.40)	(0.23)
Net realized gain	(0.42)		(0.16)	—	—	(0.08)
Return of capital	—		—	—	(0.00)[4]	—

Total dividends and distributions	(0.76)		(0.49)	(0.28)	(0.40)	(0.31)

Net asset value, end of period	$15.25		$14.12	$14.63	$13.30	$10.92

Total Investment Return[5]
Based on net asset value	13.43%		(0.20)%	12.32%	26.23%	(30.65)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.38%	[8,9]	0.38% [10,11]	0.72%	0.71%	0.73% [12]

Total expenses after fees waived	0.38%	[8,9]	0.38% [10,11]	0.35%	0.35%	0.39% [12]

Net investment income	2.26%	[8,9]	2.41% [10,11]	2.17%	3.19%	3.44% [12]

Supplemental Data
Net assets, end of period (000)	$11,077		$6,448	$1,849	$396	$95

Portfolio turnover of the LifePath Master Portfolio	5%		7%	3%	7%	13%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	35

Financial Highlights (concluded)	LifePath 2030 Portfolio

	Class R
	Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.08		$14.60	$13.97

Net investment income[2]	0.28		0.20	0.22
Net realized and unrealized gain (loss)	1.47		(0.36)	0.60

Net increase (decrease) from investment operations	1.75		(0.16)	0.82

Dividends and distributions from:[3]
Net investment income	(0.24)		(0.20)	(0.19)
Net realized gain	(0.42)		(0.16)	—

Total dividends and distributions	(0.66)		(0.36)	(0.19)

Net asset value, end of period	$15.17		$14.08	$14.60

Total Investment Return[4]
Based on net asset value	12.48%		(1.12)%	5.96%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.22%	[7,8]	1.23% [9,10]	1.56%	[11]

Total expenses after fees waived	1.22%	[7,8]	1.23% [9,10]	1.20%	[11]

Net investment income	1.84%	[7,8]	1.41% [9,10]	2.39%	[11]

Supplemental Data
Net assets, end of period (000)	$2,088		$188	$75

Portfolio turnover of the LifePath Master Portfolio	5%		7%	3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights	LifePath 2040 Portfolio

	Institutional
	Year Ended December 31,
	2012		2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$16.98		$17.78	$16.04	$12.88	$20.32

Net investment income	0.35	[1]	0.31 [1]	0.28 [1]	0.32 [1]	0.35
Net realized and unrealized gain (loss)	2.14		(0.73)	1.73	3.22	(7.45)

Net increase (decrease) from investment operations	2.49		(0.42)	2.01	3.54	(7.10)

Dividends and distributions from:[2]
Net investment income	(0.36)		(0.30)	(0.27)	(0.38)	(0.26)
Net realized gain	(0.49)		(0.08)	—	—	(0.08)

Total dividends and distributions	(0.85)		(0.38)	(0.27)	(0.38)	(0.34)

Net asset value, end of year	$18.62		$16.98	$17.78	$16.04	$12.88

Total Investment Return[3]
Based on net asset value	14.73%		(2.38)%	12.71%	28.08%	(35.40)%

Ratios to Average Net Assets[4]
Total expenses	0.71%	[5,6]	0.71% [7,8]	1.06%	1.05%	1.04%

Total expenses after fees waived	0.71%	[5,6]	0.70% [7,8]	0.69%	0.69%	0.69%

Net investment income	1.91%	[5,6]	1.73% [7,8]	1.75%	2.33%	2.02%

Supplemental Data
Net assets, end of year (000)	$536,902		$528,655	$556,626	$435,317	$248,491

Portfolio turnover of the LifePath Master Portfolio	4%		8%	4%	6%	14%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[5]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.36%.

[6]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	37

Financial Highlights (continued)	LifePath 2040 Portfolio

	Investor A
	Year Ended December 31,
	2012		2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$16.18		$16.97	$15.33	$12.32	$19.46

Net investment income	0.30	[1]	0.25 [1]	0.23 [1]	0.28 [1]	0.29
Net realized and unrealized gain (loss)	2.02		(0.70)	1.65	3.08	(7.13)

Net increase (decrease) from investment operations	2.32		(0.45)	1.88	3.36	(6.84)

Dividends and distributions from:[2]
Net investment income	(0.32)		(0.26)	(0.24)	(0.35)	(0.22)
Net realized gain	(0.49)		(0.08)	—	—	(0.08)

Total dividends and distributions	(0.81)		(0.34)	(0.24)	(0.35)	(0.30)

Net asset value, end of year	$17.69		$16.18	$16.97	$15.33	$12.32

Total Investment Return[3]
Based on net asset value	14.41%		(2.65)%	12.40%	27.85%	(35.56)%

Ratios to Average Net Assets[4]
Total expenses	0.96%	[5,6]	0.96% [7,8]	1.31%	1.30%	1.29%

Total expenses after fees waived	0.96%	[5,6]	0.95% [7,8]	0.94%	0.94%	0.94%

Net investment income	1.69%	[5,6]	1.50% [7,8]	1.50%	2.08%	1.80%

Supplemental Data
Net assets, end of year (000)	$247,317		$233,427	$224,164	$156,564	$96,873

Portfolio turnover of the LifePath Master Portfolio	4%		8%	4%	6%	14%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[5]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.36%.

[6]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath 2040 Portfolio

	Investor C
	Year Ended December 31,				Period May 3, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$16.92		$17.77		$16.89

Net investment income[2]	0.21		0.13		0.12
Net realized and unrealized gain (loss)	2.08		(0.73)		0.90

Net increase (decrease) from investment operations	2.29		(0.60)		1.02

Dividends and distributions from:[3]
Net investment income	(0.23)		(0.17)		(0.14)
Net realized gain	(0.49)		(0.08)		—

Total dividends and distributions	(0.72)		(0.25)		(0.14)

Net asset value, end of period	$18.49		$16.92		$17.77

Total Investment Return[4]
Based on net asset value	13.59%		(3.39)%		6.15%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.71%	[7,8]	1.72%	[9,10]	2.06%	[11]

Total expenses after fees waived	1.71%	[7,8]	1.71%	[9,10]	1.69%	[11]

Net investment income	1.12%	[7,8]	0.72%	910	1.11%	[11]

Supplemental Data
Net assets, end of period (000)	$1,185		$98		$21

Portfolio turnover of the LifePath Master Portfolio	4%		8%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.36%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	39

Financial Highlights (continued)	LifePath 2040 Portfolio

	Class K
	Year Ended December 31,					Period May 30, 2008[1] to December 31, 2008
	2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$17.05		$17.84	$16.03	$12.87	$20.11

Net investment income	0.44	[2]	0.46 [2]	0.39 [2]	0.38 [2]	0.31
Net realized and unrealized gain (loss)	2.12		(0.80)	1.70	3.21	(7.21)

Net increase (decrease) from investment operations	2.56		(0.34)	2.09	3.59	(6.90)

Dividends and distributions from:[3]
Net investment income	(0.43)		(0.37)	(0.28)	(0.43)	(0.26)
Net realized gain	(0.49)		(0.08)	—	—	(0.08)

Total dividends and distributions	(0.92)		(0.45)	(0.28)	(0.43)	(0.34)

Net asset value, end of period	$18.69		$17.05	$17.84	$16.03	$12.87

Total Investment Return[4]
Based on net asset value	15.08%		(1.95)%	13.18%	28.52%	(34.75)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.36%	[7,8]	0.37% [9,10]	0.70%	0.70%	0.69% [11]

Total expenses after fees waived	0.36%	[7,8]	0.36% [9,10]	0.33%	0.34%	0.36% [11]

Net investment income	2.36%	[7,8]	2.60% [9,10]	2.34%	2.73%	3.31% [11]

Supplemental Data
Net assets, end of period (000)	$8,038		$4,749	$144	$11	$6

Portfolio turnover of the LifePath Master Portfolio	4%		8%	4%	6%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.36%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (concluded)	LifePath 2040 Portfolio

	Class R
	Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$16.93		$17.74	$16.89

Net investment income[2]	0.34		0.23	0.34
Net realized and unrealized gain (loss)	2.05		(0.74)	0.73

Net increase (decrease) from investment operations	2.39		(0.51)	1.07

Dividends and distributions from:[3]
Net investment income	(0.29)		(0.22)	(0.22)
Net realized gain	(0.49)		(0.08)	—

Total dividends and distributions	(0.78)		(0.30)	(0.22)

Net asset value, end of period	$18.54		$16.93	$17.74

Total Investment Return[4]
Based on net asset value	14.19%		(2.88)%	6.47%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.21%	[7,8]	1.22% [9,10]	1.55%	[11]

Total expenses after fees waived	1.21%	[7,8]	1.22% [9,10]	1.19%	[11]

Net investment income	1.83%	[7,8]	1.35% [9,10]	3.13%	[11]

Supplemental Data
Net assets, end of period (000)	$1,917		$460	$126

Portfolio turnover of the LifePath Master Portfolio	4%		8%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.37%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	41

Financial Highlights	LifePath 2050 Portfolio

	Institutional
	Year Ended December 31,					Period June 30, 2008[1] to December 31, 2008
	2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$17.16		$18.58	$16.81	$13.46	$20.00

Net investment income	0.37	[2]	0.31 [2]	0.31 [2]	0.38 [2]	0.10
Net realized and unrealized gain (loss)	2.37		(0.99)	1.91	3.68	(6.52)

Net increase (decrease) from investment operations	2.74		(0.68)	2.22	4.06	(6.42)

Dividends and distributions from:[3]
Net investment income	(0.37)		(0.29)	(0.28)	(0.16)	(0.09)
Net realized gain	(0.35)		(0.45)	(0.17)	(0.55)	(0.00)[4]
Return of capital	—		—	—	—	(0.03)

Total dividends and distributions	(0.72)		(0.74)	(0.45)	(0.71)	(0.12)

Net asset value, end of period	$19.18		$17.16	$18.58	$16.81	$13.46

Total Investment Return[5]
Based on net asset value	16.05%		(3.78)%	13.43%	30.35%	(32.18)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.72%	[8,9]	0.71% [10,11]	1.09%	1.27%	12.80% [12]

Total expenses after fees waived	0.71%	[8,9]	0.68% [10,11]	0.67%	0.67%	0.68% [12]

Net investment income	1.99%	[8,9]	1.69% [10,11]	1.83%	2.39%	2.14% [12]

Supplemental Data
Net assets, end of period	$106,813		$70,555	$50,613	$13,992	$444

Portfolio turnover of the LifePath Master Portfolio	5%		13%	5%	12%	0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.39%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

[13]	Rounds to less than 1% .

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath 2050 Portfolio

	Investor A
	Year Ended December 31,					Period from June 30, 2008[1] to December 31, 2008
	2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$17.15		$18.58	$16.82	$13.47	$20.00

Net investment income	0.33	[2]	0.26 [2]	0.28 [2]	0.41 [2]	0.14
Net realized and unrealized gain (loss)	2.36		(0.99)	1.90	3.63	(6.59)

Net increase (decrease) from investment operations	2.69		(0.73)	2.18	4.04	(6.45)

Dividends and distributions from:[3]
Net investment income	(0.32)		(0.25)	(0.25)	(0.14)	(0.06)
Net realized gain	(0.35)		(0.45)	(0.17)	(0.55)	(0.00)[4]
Return of capital	—		—	—	—	(0.02)

Total dividends and distributions	(0.67)		(0.70)	(0.42)	(0.69)	(0.08)

Net asset value, end of period	$19.17		$17.15	$18.58	$16.82	$13.47

Total Investment Return[5]
Based on net asset value	15.80%		(4.06)%	13.14%	30.08%	(32.28)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.97%	[8,9]	0.96% [10,11]	1.34%	1.35%	13.04% [12]

Total expenses after fees waived	0.96%	[8,9]	0.94% [10,11]	0.92%	0.84%	0.91% [12]

Net investment income	1.77%	[8,9]	1.44% [10,11]	1.67%	2.45%	1.68% [12]

Supplemental Data
Net assets, end of period (000)	$46,189		$32,617	$18,809	$3,056	$34

Portfolio turnover of the LifePath Master Portfolio	5%		13%	5%	12%	0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.39%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

[13]	Rounds to less than 1% .

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	43

Financial Highlights (continued)	LifePath 2050 Portfolio

	Investor C
	Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$17.10		$18.57	$17.75

Net investment income[2]	0.17		0.12	0.12
Net realized and unrealized gain (loss)	2.37		(0.99)	1.02

Net increase (decrease) from investment operations	2.54		(0.87)	1.14

Dividends and distributions from:[3]
Net investment income	(0.19)		(0.15)	(0.15)
Net realized gain	(0.35)		(0.45)	(0.17)

Total dividends and distributions	(0.54)		(0.60)	(0.32)

Net asset value, end of period	$19.10		$17.10	$18.57

Total Investment Return[4]
Based on net asset value	14.93%		(4.76)%	6.55%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.72%	[7,8]	1.71% [9,10]	2.07%	[11]

Total expenses after fees waived	1.70%	[7,8]	1.69% [9,10]	1.64%	[11]

Net investment income	0.91%	[7,8]	0.63% [9,10]	1.04%	[11]

Supplemental Data
Net assets, end of period (000)	$118		$39	$21

Portfolio turnover of the LifePath Master Portfolio	5%		13%	5%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.39%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath 2050 Portfolio

	Class K
	Year Ended December 31,					Period June 30, 2008[1] to December 31, 2008
	2012		2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$17.20		$18.63	$16.85	$13.46	$20.00

Net investment income	0.45	[2]	0.47 [2]	0.37 [2]	0.64 [2]	0.17
Net realized and unrealized gain (loss)	2.37		(1.10)	1.91	3.49	(6.57)

Net increase (decrease) from investment operations	2.82		(0.63)	2.28	4.13	(6.40)

Dividends and distributions from:[3]
Net investment income	(0.43)		(0.35)	(0.33)	(0.19)	(0.11)
Net realized gain	(0.35)		(0.45)	(0.17)	(0.55)	(0.00)[4]
Return of capital	—		—	—	—	(0.03)

Total dividends and distributions	(0.78)		(0.80)	(0.50)	(0.74)	(0.14)

Net asset value, end of period	$19.24		$17.20	$18.63	$16.85	$13.46

Total Investment Return[5]
Based on net asset value	16.53%		(3.48)%	13.79%	30.89%	(32.10)%[6]

Ratios to Average Net Assets[7]
Total expenses	0.37%	[8,9]	0.36% [10,11]	0.76%	1.37%	12.41% [12]

Total expenses after fees waived	0.36%	[8,9]	0.34% [10,11]	0.33%	0.58%	0.29% [12]

Net investment income	2.38%	[8,9]	2.56% [10,11]	2.19%	4.34%	3.94% [12]

Supplemental Data
Net assets, end of period (000)	$1,018		$625	$86	$55	$24

Portfolio turnover of the LifePath Master Portfolio	5%		13%	5%	12%	0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[8]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.39%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Annualized.

[13]	Rounds to less than 1% .

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	45

Financial Highlights (concluded)	LifePath 2050 Portfolio

	Class R
	Year Ended December 31,			Period May 3, 2010[1] to December 31, 2010
	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$17.13		$18.56	$17.75

Net investment income[2]	0.37		0.22	0.22
Net realized and unrealized gain (loss)	2.29		(1.00)	0.97

Net increase (decrease) from investment operations	2.66		(0.78)	1.19

Dividends and distributions from:[3]
Net investment income	(0.30)		(0.20)	(0.21)
Net realized gain	(0.35)		(0.45)	(0.17)

Total dividends and distributions	(0.65)		(0.65)	(0.38)

Net asset value, end of period	$19.14		$17.13	$18.56

Total Investment Return[4]
Based on net asset value	15.59%		(4.29)%	6.87%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.22%	[7,8]	1.21% [9,10]	1.57%	[11]

Total expenses after fees waived	1.20%	[7,8]	1.19% [9,10]	1.16%	[11]

Net investment income	1.98%	[7,8]	1.18% [9,10]	1.99%	[11]

Supplemental Data
Net assets, end of period (000)	$796		$53	$40

Portfolio turnover of the LifePath Master Portfolio	5%		13%	5%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.39%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[10]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[11]	Annualized.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements	BlackRock Funds III

1. Organization and Significant Accounting Policies:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”) are each a series of the Trust. The LifePath Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each LifePath Portfolio seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”). Each LifePath Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Portfolio. The performance of a LifePath Portfolio is directly affected by the performance of its corresponding LifePath Master Portfolio.

The value of each LifePath Portfolio’s investment in its corresponding LifePath Master Portfolio reflects that LifePath Portfolio’s proportionate interest in the net assets of that LifePath Master Portfolio (39.62%, 44.21%, 44.20%, 46.79% and 57.88% for the LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio, respectively, as of December 31, 2012).

Each LifePath Portfolio offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement or similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the LifePath Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Portfolios’ policy is to fair value their financial instruments at market value. Each LifePath Portfolio records its investments in the applicable LifePath Master Portfolio at fair value based on the

LifePath Portfolio’s proportionate interest in the net assets of the applicable LifePath Master Portfolio. Valuation of securities held by the applicable LifePath Master Portfolio is discussed in Note 1 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Master Portfolio are accounted on a trade date basis. Each LifePath Portfolio records daily its proportionate share of its LifePath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a LifePath Portfolio’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a LifePath Portfolio’s taxable income and net capital gains, but not in excess of a LifePath Portfolio’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the LifePath Portfolios’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on each LifePath Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a LifePath Portfolio or its classes are charged to that LifePath Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Portfolios and other shared expenses pro rated to the LifePath Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

BLACKROCK FUNDS III	DECEMBER 31, 2012	47

Notes to Financial Statements (continued)

The Trust, on behalf of the LifePath Portfolios, entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”) (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the LifePath Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Portfolios. BTC is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each LifePath Portfolio’s Institutional, Investor A, Investor C and Class R Shares and 0.15% based on the average daily net assets of the Class K Shares. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as each LifePath Portfolio’s administrator and entered into an Administration Agreement with the Trust, on behalf of each LifePath Portfolio, on similar terms.

From time to time, BAL may waive and previously BTC waived such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate and previously BTC delegated certain of its administration duties to sub-administrators.

The fees of the Trust’s independent registered public accounting firm and legal counsel (the “independent expenses”) are paid directly by the LifePath Portfolios. BAL has contractually agreed and previously BTC agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the independent expenses through April 30, 2022. These amounts are included in fees waived by administrator in the Statements of Operations.

The Trust, on behalf of the LifePath Portfolios, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the share classes as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Portfolio.

The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the year ended December 31, 2012, affiliates earned underwriting discounts, direct commissions and/or dealer concessions on sales of each LifePath Portfolio’s Investor A Shares as follows:

Investor A
LifePath Retirement Portfolio	$255
LifePath 2020 Portfolio	$1,262
LifePath 2030 Portfolio	$661
LifePath 2040 Portfolio	$230
LifePath 2050 Portfolio	$26

For the year ended December 31, 2012, affiliates of LifePath 2030 Portfolio received CDSCs relating to transactions in Investor A Shares of $42.

For the year ended December 31, 2012, affiliates received CDSCs relating to transactions in Investor C Shares as follows:

Investor C
LifePath Retirement Portfolio	$50
LifePath 2030 Portfolio	$48

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to the reclassification of distributions were reclassified to the following accounts:

	LifePath Retirement Portfolio	LifePath 2050 Portfolio
Undistributed (distributions in excess of) net investment income	$139,428	$25,361
Accumulated net realized gain (loss) allocated from the LifePath Master Portfolio	$(139,428)	$(25,361)

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

		LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Ordinary income	12/31/12	$17,326,571	$31,484,627	$27,100,631	$21,470,498	$2,727,793
	12/31/11	$14,526,426	$24,666,122	$18,681,115	$13,500,354	$1,644,950
Long-term capital gains	12/31/12	$10,822,439	—	$16,866,447	$14,045,619	$2,539,661
	12/31/11	$19,687,334	$46,721,202	$11,516,852	$3,928,973	$2,679,320

Total	12/31/12	$28,149,010	$31,484,627	$43,967,078	$35,516,117	$5,267,454

	12/31/11	$34,213,760	$71,387,324	$30,197,967	$17,429,327	$4,324,270

48	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (continued)	BlackRock Funds III

As of December 31, 2012, the tax components of accumulated net earnings was as follows:

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Undistributed ordinary income	$855,503	$2,663,457	$1,540,732	$600,403	—
Undistributed long-term capital gains	$1,739,670	$2,915,932	$2,916,885	$2,105,259	$356,217
Net unrealized gains[1]	$60,279,973	$127,088,779	$77,206,455	$90,975,423	$11,071,056

Total	$62,875,146	$132,668,168	$81,664,072	$93,681,085	$11,427,273

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
LifePath Retirement Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,203,102	$85,592,549	8,526,399	$99,878,871
Shares issued to shareholders in reinvestment of dividends and distributions	1,507,204	17,797,116	1,918,046	22,032,862
Shares redeemed	(13,597,881)	(160,901,524)	(14,957,769)	(175,099,515)

Net decrease	(4,887,575)	$(57,511,859)	(4,513,324)	$(53,187,782)

Investor A
Shares sold	4,380,445	$47,915,846	5,225,379	$56,814,487
Shares issued to shareholders in reinvestment of dividends and distributions	836,200	9,076,610	926,518	9,818,452
Shares redeemed	(5,211,832)	(57,077,393)	(5,567,375)	(60,354,430)

Net increase (decrease)	4,813	$(84,937)	584,522	$6,278,509

Investor C
Shares sold	13,899	$163,679	3,029	$35,464
Shares issued to shareholders in reinvestment of dividends and distributions	55	656	—	—
Shares redeemed	(7,293)	(87,306)	—	—

Net increase	6,661	$77,029	3,029	$35,464

Class K
Shares sold	317,052	$3,794,750	312,296	$3,656,159
Shares issued to shareholders in reinvestment of dividends and distributions	27,237	321,310	16,847	192,443
Shares redeemed	(97,137)	(1,155,740)	(16,648)	(194,056)

Net increase	247,152	$2,960,320	312,495	$3,654,546

Class R
Shares sold	225,054	$2,722,159	1,106	$12,968
Shares issued to shareholders in reinvestment of dividends and distributions	7,344	86,513	81	934
Shares redeemed	(13,938)	(167,921)	(428)	(5,072)

Net increase	218,460	$2,640,751	759	$8,830

Total Net Decrease	(4,410,489)	$(51,918,696)	(3,612,519)	$(43,210,433)

LifePath 2020 Portfolio
Institutional
Shares sold	8,994,910	$145,159,817	10,721,352	$172,562,315
Shares issued to shareholders in reinvestment of dividends and distributions	1,173,906	19,103,123	2,908,861	44,888,727
Shares redeemed	(17,638,178)	(281,874,592)	(17,203,959)	(275,663,564)

Net decrease	(7,469,362)	$(117,611,652)	(3,573,746)	$(58,212,522)

BLACKROCK FUNDS III	DECEMBER 31, 2012	49

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath 2020 Portfolio (concluded)	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Investor A
Shares sold	5,549,681	$84,086,546	6,800,305	$104,196,707
Shares issued to shareholders in reinvestment of dividends and distributions	739,699	11,383,520	1,619,642	23,691,305
Shares redeemed	(7,652,194)	(116,942,104)	(5,486,607)	(84,222,849)

Net increase (decrease)	(1,362,814)	$(21,472,038)	2,933,340	$43,665,163

Investor C
Shares sold	74,820	$1,200,698	12,546	$198,694
Shares issued to shareholders in reinvestment of dividends and distributions	260	4,219	461	7,045
Shares redeemed	(17,627)	(281,170)	(405)	(6,638)

Net increase	57,453	$923,747	12,602	$199,101

Class K
Shares sold	549,632	$8,932,356	573,362	$9,228,551
Shares issued to shareholders in reinvestment of dividends and distributions	17,709	288,942	22,482	345,441
Shares redeemed	(268,332)	(4,315,947)	(342,692)	(5,540,687)

Net increase	299,009	$4,905,351	253,152	$4,033,305

Class R
Shares sold	180,610	$2,928,160	9,263	$142,158
Shares issued to shareholders in reinvestment of dividends and distributions	1,926	31,462	426	6,486
Shares redeemed	(18,190)	(293,487)	(4,186)	(69,394)

Net increase	164,346	$2,666,135	5,503	$79,250

Total Net Decrease	(8,311,368)	$(130,588,457)	(369,149)	$(10,235,703)

LifePath 2030 Portfolio
Institutional
Shares sold	9,273,586	$140,201,895	10,864,175	$160,331,087
Shares issued to shareholders in reinvestment of dividends and distributions	1,820,970	27,685,332	1,336,585	19,251,879
Shares redeemed	(15,315,478)	(229,512,146)	(14,267,842)	(209,352,604)

Net decrease	(4,220,922)	$(61,624,919)	(2,067,082)	$(29,769,638)

Investor A
Shares sold	3,938,089	$58,029,122	6,266,205	$90,818,114
Shares issued to shareholders in reinvestment of dividends and distributions	1,013,951	15,060,863	681,295	9,600,090
Shares redeemed	(6,439,448)	(95,545,782)	(3,816,165)	(55,267,286)

Net increase (decrease)	(1,487,408)	$(22,455,797)	3,131,335	$45,150,918

Investor C
Shares sold	60,165	$907,743	9,967	$139,574
Shares issued to shareholders in reinvestment of dividends and distributions	436	6,588	108	1,502
Shares redeemed	(4,799)	(73,160)	(563)	(8,015)

Net increase	55,802	$841,171	9,512	$133,061

Class K
Shares sold	425,609	$6,502,787	372,886	$5,420,324
Shares issued to shareholders in reinvestment of dividends and distributions	31,276	476,399	10,919	156,006
Shares redeemed	(187,293)	(2,875,344)	(53,380)	(799,211)

Net increase	269,592	$4,103,842	330,425	$4,777,119

50	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath 2030 Portfolio (concluded)	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class R
Shares sold	139,417	$2,135,295	11,693	$159,449
Shares issued to shareholders in reinvestment of dividends and distributions	2,999	45,483	221	3,134
Shares redeemed	(18,189)	(281,584)	(3,648)	(52,913)

Net increase	124,227	$1,899,194	8,266	$109,670

Total Net Increase (Decrease)	(5,258,709)	$(77,236,509)	1,412,456	$20,401,130

LifePath 2040 Portfolio
Institutional
Shares sold	6,993,899	$128,496,383	8,158,582	$145,577,946
Shares issued to shareholders in reinvestment of dividends and distributions	1,265,800	23,458,949	664,823	11,635,668
Shares redeemed	(10,561,602)	(192,115,160)	(8,989,028)	(159,145,410)

Net decrease	(2,301,903)	$(40,159,828)	(165,623)	$(1,931,796)

Investor A
Shares sold	2,623,486	$45,761,560	3,456,802	$59,040,725
Shares issued to shareholders in reinvestment of dividends and distributions	632,205	11,133,070	299,265	4,996,722
Shares redeemed	(3,707,289)	(65,175,564)	(2,539,137)	(43,509,075)

Net increase (decrease)	(451,598)	$(8,280,934)	1,216,930	$20,528,372

Investor C
Shares sold	63,252	$1,165,821	4,607	$78,201
Shares issued to shareholders in reinvestment of dividends and distributions	221	4,086	6	97
Shares redeemed	(5,158)	(95,847)	(2)	(25)

Net increase	58,315	$1,074,060	4,611	$78,273

Class K
Shares sold	210,956	$3,925,377	276,335	$4,827,363
Shares issued to shareholders in reinvestment of dividends and distributions	18,754	349,463	4,005	69,028
Shares redeemed	(78,326)	(1,451,253)	(9,824)	(175,325)

Net increase	151,384	$2,823,587	270,516	$4,721,066

Class R
Shares sold	89,816	$1,667,551	20,087	$323,569
Shares issued to shareholders in reinvestment of dividends and distributions	3,382	62,557	305	5,236
Shares redeemed	(16,971)	(321,656)	(279)	(4,900)

Net increase	76,227	$1,408,452	20,113	$323,905

Total Net Increase (Decrease)	(2,467,575)	$(43,134,663)	1,346,547	$23,719,820

LifePath 2050 Portfolio
Institutional
Shares sold	3,031,733	$56,719,389	2,655,350	$49,273,547
Shares issued to shareholders in reinvestment of dividends and distributions	191,190	3,633,778	170,482	3,015,086
Shares redeemed	(1,767,377)	(32,562,240)	(1,436,859)	(25,788,852)

Net increase	1,455,546	$27,790,927	1,388,973	$26,499,781

BLACKROCK FUNDS III	DECEMBER 31, 2012	51

Notes to Financial Statements (concluded)	BlackRock Funds III

LifePath 2050 Portfolio (concluded)	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Investor A
Shares sold	1,058,449	$19,843,274	1,020,026	$18,983,705
Shares issued to shareholders in reinvestment of dividends and distributions	80,463	1,528,213	67,355	1,189,240
Shares redeemed	(631,981)	(11,903,692)	(197,703)	(3,619,720)

Net increase	506,931	$9,467,795	889,678	$16,553,225

Investor C
Shares sold	6,912	$125,986	1,195	$20,927
Shares issued to shareholders in reinvestment of dividends and distributions	12	227	1	11
Shares redeemed	(2,990)	(56,952)	(63)	(1,115)

Net increase	3,934	$69,261	1,133	$19,823

Class K
Shares sold	39,215	$744,972	30,546	$548,675
Shares issued to shareholders in reinvestment of dividends and distributions	1,897	36,249	1,165	20,322
Shares redeemed	(24,510)	(466,954)	(6)	(119)

Net increase	16,602	$314,267	31,705	$568,878

Class R
Shares sold	42,723	$811,331	1,245	$22,576
Shares issued to shareholders in reinvestment of dividends and distributions	993	18,961	64	1,132
Shares redeemed	(5,219)	(100,064)	(345)	(6,023)

Net increase	38,497	$730,228	964	$17,685

Total Net Increase	2,021,510	$38,372,478	2,312,453	$43,659,392

At December 31, 2012, Shares owned by affiliates were as follows:

	Investor C	Class R
LifePath Retirement Portfolio	1,783	1,783
LifePath 2020 Portfolio	1,308	1,308
LifePath 2030 Portfolio	1,432	1,432
LifePath 2040 Portfolio	1,184	1,184
LifePath 2050 Portfolio	1,127	1,127

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

52	BLACKROCK FUNDS III	DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Shareholders and Board of Trustees of

BlackRock Funds III:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio, each a series of BlackRock Funds III (the “Trust”), at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the tax year ended December 31, 2012.

	Payable Date	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2030 Portfolio	LifePath 2040 Portfolio	LifePath 2050 Portfolio
Qualified Dividend Income for Individuals[1]	04/02/12-01/02/13	28.75%	38.92%	48.89%	61.54%	88.45%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	04/02/12-01/02/13	18.13%	24.74%	30.92%	35.72%	51.61%
Federal Obligation Interest[2]	04/02/12-01/02/13	1.43%	3.18%	1.60%	1.00%	—
Interest Related Dividends and Short-Term Capital Gains for Non-U.S. Residents[3]	04/02/12-01/02/13	69.38%	55.17%	51.56%	42.95%	12.26%

[1]	The LifePath Portfolios hereby designate the percentages indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, the LifePath Portfolio distributed long-term capital gains per share to shareholders of record on the following dates:

Record date	June 28, 2012	December 28, 2012
LifePath Retirement Portfolio	$0.035348	$0.179836
LifePath 2030 Portfolio	$0.001240	$0.263507
LifePath 2040 Portfolio	—	$0.332580
LifePath 2050 Portfolio	$0.013009	$0.313967

BLACKROCK FUNDS III	DECEMBER 31, 2012	53

Master Portfolio Information as of December 31, 2012	Master Investment Portfolio

LifePath® Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	61%
Equity Funds	38
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	52%
Active Stock Master Portfolio	20
iShares Barclays TIPS Bond Fund	9
iShares MSCI EAFE Index Fund	5
Master Small Cap Index Series	4
BlackRock Commodity Strategies Fund	3
iShares MSCI Emerging Markets Index Fund	2
ACWI ex-US Index Master Portfolio	2
iShares MSCI EAFE Small Cap Index Fund	1
iShares MSCI Canada Index Fund	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath 2020 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	54%
Fixed Income Funds	45
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	39%
Active Stock Master Portfolio	28
iShares MSCI EAFE Index Fund	8
iShares Barclays TIPS Bond Fund	6
BlackRock Commodity Strategies Fund	4
Master Small Cap Index Series	4
iShares MSCI Emerging Markets Index Fund	3
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2
ACWI ex-US Index Master Portfolio	2
iShares Cohen & Steers Realty Majors Index Fund	1
iShares MSCI EAFE Small Cap Index Fund	1
iShares MSCI Canada Index Fund	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath 2030 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	68%
Fixed Income Funds	30
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	37%
CoreAlpha Bond Master Portfolio	26
iShares MSCI EAFE Index Fund	10
iShares MSCI Emerging Markets Index Fund	4
iShares Barclays TIPS Bond Fund	4
BlackRock Commodity Strategies Fund	3
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	3
Master Small Cap Index Series	3
iShares Cohen & Steers Realty Majors Index Fund	3
ACWI ex-US Index Master Portfolio	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares MSCI Canada Index Fund	1

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

54	BLACKROCK FUNDS III	DECEMBER 31, 2012

Master Portfolio Information as of December 31, 2012 (concluded)	Master Investment Portfolio

LifePath 2040 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	81%
Fixed Income Funds	17
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	44%
CoreAlpha Bond Master Portfolio	16
iShares MSCI EAFE Index Fund	12
iShares MSCI Emerging Markets Index Fund	5
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	4
iShares Cohen & Steers Realty Majors Index Fund	4
BlackRock Commodity Strategies Fund	3
Master Small Cap Index Series	2
ACWI ex-US Index Master Portfolio	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares MSCI Canada Index Fund	2
iShares Barclays TIPS Bond Fund	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2

LifePath® 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	91%
Fixed Income Funds	7
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	50%
iShares MSCI EAFE Index Fund	10
ACWI ex-US Index Master Portfolio	9
CoreAlpha Bond Master Portfolio	7
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5
iShares Cohen & Steers Realty Majors Index Fund	5
iShares MSCI Emerging Markets Index Fund	4
BlackRock Commodity Strategies Fund	4
iShares MSCI EAFE Small Cap Index Fund	2
Master Small Cap Index Series	2
iShares MSCI Canada Index Fund	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

Active Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	4%
Microsoft Corp.	2
Exxon Mobil Corp.	2
Google, Inc., Class A	2
JPMorgan Chase & Co.	2
Pfizer, Inc.	2
Wells Fargo & Co.	2
Merck & Co., Inc.	1
Verizon Communications, Inc.	1
Coca-Cola Co.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	15
Consumer Discretionary	14
Health Care	13
Industrials	12
Energy	10
Consumer Staples	9
Telecommunication Services	3
Materials	3
Utilities	2

For Active Stock Master Portfolio compliance purposes, the Active Stock Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Active Stock Master Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	DECEMBER 31, 2012	55

Schedule of Investments December 31, 2012	LifePath Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Equity Funds — 38.7%
Active Stock Master Portfolio	$298,793,488	$298,793,488
ACWI ex-US Index Master Portfolio	$27,699,413	27,699,413
BlackRock Commodity Strategies Fund	5,285,130	53,644,074
iShares Cohen & Steers Realty Majors Index Fund	28,264	2,219,855
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	91,497	3,029,466
iShares MSCI Canada Index Fund	350,676	9,959,198
iShares MSCI EAFE Index Fund (b)	1,310,595	74,468,008
iShares MSCI EAFE Small Cap Index Fund	344,187	14,011,853
iShares MSCI Emerging Markets Index Fund	662,040	29,361,474
Master Small Cap Index Series	$64,132,281	64,132,281

		577,319,110
Fixed Income Funds — 60.9%
CoreAlpha Bond Master Portfolio	$778,624,808	778,624,808
iShares Barclays TIPS Bond Fund	1,074,113	130,408,059

		909,032,867

Affiliated Investment Companies (a)	Shares	Value

Short-Term Securities — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	7,529,155	$7,529,155
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	1,254,994	1,254,994

		8,784,149
Total Affiliated Investment Companies (Cost — $1,378,973,437*) — 100.2%		1,495,136,126
Liabilities in Excess of Other Assets — (0.2)%		(3,560,422)

Net Assets — 100.0%		$1,491,575,704

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,381,858,348

Gross unrealized appreciation	$118,012,020
Gross unrealized depreciation	(4,734,242)

Net unrealized appreciation	$113,277,778

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$298,043,934	$749,554	[1]	—	$298,793,488	$298,793,488	$6,970,575	$23,047,739
ACWI ex-US Index Master Portfolio	$5,548,263	$22,151,150	[1]	—	$27,699,413	$27,699,413	$437,782	$327,413
BlackRock Cash Funds: Institutional, SL Agency Shares	19,603,098	—		(12,073,943)[2]	7,529,155	$7,529,155	$59,822	—
BlackRock Cash Funds: Prime, SL Agency Shares	5,266,000	—		(4,011,006)[2]	1,254,994	$1,254,994	$14,700	—
BlackRock Commodity Strategies Fund	—	5,285,130		—	5,285,130	$53,644,074	$11,144	—
CoreAlpha Bond Master Portfolio	$725,793,169	$52,831,639	[1]	—	$778,624,808	$778,624,808	$19,593,735	$16,190,243
iShares Barclays TIPS Bond Fund	1,059,111	46,318		(31,316)	1,074,113	$130,408,059	$2,888,248	$351,606
iShares Cohen & Steers Realty Majors Index Fund	19,438	9,576		(750)	28,264	$2,219,855	$62,175	$3,530
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	59,926	33,617		(2,046)	91,497	$3,029,466	$158,685	$(7,558)
iShares MSCI Canada Index Fund	520,174	—		(169.498)	350,676	$9,959,198	$235,548	$(703,201)
iShares MSCI EAFE Index Fund	1,903,131	39,135		(631,671)	1,310,595	$74,468,008	$2,787,998	$(436,987)
iShares MSCI EAFE Small Cap Index Fund	354,938	31.107		(41,858)	344,187	$14,011,853	$459,825	$(220,257)
iShares MSCI Emerging Markets Index Fund	939,069	28,664		(305,693)	662,040	$29,361,474	$588,666	$(1,117,582)
Master Small Cap Index Series	$59,483,717	$4,648,564	[1]	—	$64,132,281	$64,132,281	$1,327,479	$547,025

[1]	Represents net beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath Retirement Master Portfolio

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$325,886,136	$1,169,249,990	—	$1,495,136,126

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $5,833,100 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	57

Schedule of Investments December 31, 2012	LifePath 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Equity Funds — 54.1%
Active Stock Master Portfolio	$725,539,622	$725,539,622
ACWI ex-US Index Master Portfolio	$42,040,829	42,040,829
BlackRock Commodity Strategies Fund	9,023,154	91,585,017
iShares Cohen & Steers Realty Majors Index Fund (b)	450,679	35,396,329
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	1,375,939	45,557,340
iShares MSCI Canada Index Fund (b)	951,620	27,026,008
iShares MSCI EAFE Index Fund	3,472,019	197,280,120
iShares MSCI EAFE Small Cap Index Fund	772,687	31,456,088
iShares MSCI Emerging Markets Index Fund (b)	1,801,391	79,891,691
Master Small Cap Index Series	$91,038,885	91,038,885

		1,366,811,929
Fixed Income Funds — 45.8%
CoreAlpha Bond Master Portfolio	$997,874,524	997,874,524
iShares Barclays TIPS Bond Fund	1,297,149	157,486,860

		1,155,361,384

Affiliated Investment Companies (a)	Shares	Value

Short-Term Securities — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	18,545,337	$18,545,337
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	4,104,742	4,104,742

		22,650,079
Total Affiliated Investment Companies (Cost — $2,320,780,326*) — 100.8%		2,544,823,392
Liabilities in Excess of Other Assets — (0.8)%		(20,506,958)

Net Assets — 100.0%		$2,524,316,434

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,340,402,054

Gross unrealized appreciation	$227,200,377
Gross unrealized depreciation	(22,779,039)

Net unrealized appreciation	$204,421,338

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$748,693,513	—		$(23,153,891)[1]	$725,539,622	$725,539,622	$17,159,758	$58,769,240
ACWI ex-US Index Master Portfolio	$5,969,722	$36,071,107	[2]	—	$42,040,829	$42,040,829	$615,583	$497,754
BlackRock Cash Funds: Institutional, SL Agency Shares	101,724,838	—		(83,179,501)[1]	18,545,337	$18,545,337	$127,285	—
BlackRock Cash Funds: Prime, SL Agency Shares	32,812,403	—		(28,707,661)[1]	4,104,742	$4,104,742	$31,986	—
BlackRock Commodity Strategies Fund	—	9,023,154		—	9,023,154	$91,585,017	$19,026	—
CoreAlpha Bond Master Portfolio	$877,647,887	$120,226,637	[2]	—	$997,874,524	$997,874,524	$24,456,761	$18,949,016
iShares Barclays TIPS Bond Fund	1,219,031	128,162		(50,044)	1,297,149	$157,486,860	$3,444,616	$530,716
iShares Cohen & Steers Realty Majors Index Fund	513,326	34,698		(97,345)	450,679	$35,396,329	$1,156,143	$924,472
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	1,583,649	30,986		(238,696)	1,375,939	$45,557,340	$2,741,043	$(1,160,307)
iShares MSCI Canada Index Fund	1,190,355	—		(238,735)	951,620	$27,026,008	$617,791	$(1,169,799)
iShares MSCI EAFE Index Fund	4,619,681	141,086		(1,288,748)	3,472,019	$197,280,120	$7,078,498	$(3,004,378)
iShares MSCI EAFE Small Cap Index Fund	848,248	28,868		(104,429)	772,687	$31,456,088	$1,058,807	$(591,724)
iShares MSCI Emerging Markets Index Fund	2,251,118	46,678		(496,405)	1,801,391	$79,891,691	$1,517,092	$(4,159,781)
Master Small Cap Index Series	$86,267,134	$4,771,751	[2]	—	$91,038,885	$91,038,885	$1,915,737	$665,664

[1]	Represents net shares/beneficial interest sold.

[2]	Represents net beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath 2020 Master Portfolio

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$688,329,532	$1,856,493,860	—	$2,544,823,392

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $19,078,475 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	59

Schedule of Investments December 31, 2012	LifePath 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Equity Funds — 69.6%
Active Stock Master Portfolio	$841,283,578	$841,283,578
ACWI ex-US Index Master Portfolio	$48,830,798	48,830,798
BlackRock Commodity Strategies Fund	7,981,436	81,011,571
iShares Cohen & Steers Realty Majors Index Fund (b)	750,700	58,959,978
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	2,215,546	73,356,728
iShares MSCI Canada Index Fund (b)	1,114,324	31,646,801
iShares MSCI EAFE Index Fund (b)	4,026,402	228,780,162
iShares MSCI EAFE Small Cap Index Fund	889,363	36,205,968
iShares MSCI Emerging Markets Index Fund (b)	2,093,140	92,830,759
Master Small Cap Index Series	$64,557,533	64,557,533

		1,557,463,876
Fixed Income Funds — 30.3%
CoreAlpha Bond Master Portfolio	$593,095,629	593,095,629
iShares Barclays TIPS Bond Fund	707,463	85,893,083

		678,988,712

Affiliated Investment Companies (a)	Shares	Value

Short-Term Securities — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	39,402,527	$39,402,527
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	9,624,087	9,624,087

		49,026,614
Total Affiliated Investment Companies (Cost — $2,074,299,772*) — 102.1%		2,285,479,202
Liabilities in Excess of Other Assets — (2.1)%		(48,034,711)

Net Assets — 100.0%		$2,237,444,491

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,102,457,932

Gross unrealized appreciation	$213,972,231
Gross unrealized depreciation	(30,950,961)

Net unrealized appreciation	$183,021,270

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$828,107,242	$13,176,336	[1]	—	$841,283,578	$841,283,578	$19,484,779	$64,430,088
ACWI ex-US Index Master Portfolio	$6,940,554	$41,890,244	[1]	—	$48,830,798	$48,830,798	$751,689	$292,521
BlackRock Cash Funds: Institutional, SL Agency Shares	57,414,496	—		(18,011,969)[2]	39,402,527	$39,402,527	$136,067	—
BlackRock Cash Funds: Prime, SL Agency Shares	18,184,839	—		(8,560,752)[2]	9,624,087	$9,624,087	$34,572	—
BlackRock Commodity Strategies Fund	—	7,981,436		—	7,981,436	$81,011,571	$16,829	—
CoreAlpha Bond Master Portfolio	$483,730,118	$109,365,511	[1]	—	$593,095,629	$593,095,629	$14,100,196	$9,948,978
iShares Barclays TIPS Bond Fund	647,298	84,077		(23,912)	707,463	$85,893,083	$1,802,943	$237,489
iShares Cohen & Steers Realty Majors Index Fund	779,965	87,038		(116,303)	750,700	$58,959,978	$1,847,965	$648,889
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,439,821	206,223		(430,498)	2,215,546	$73,356,728	$4,324,948	$(2,918,395)
iShares MSCI Canada Index Fund	1,299,183	2,889		(187,748)	1,114,324	$31,646,801	$689,223	$(935,990)
iShares MSCI EAFE Index Fund	4,939,362	216,540		(1,129,500)	4,026,402	$228,780,162	$7,828,853	$(6,327,465)
iShares MSCI EAFE Small Cap Index Fund	909,785	47,184		(67,606)	889,363	$36,205,968	$1,181,690	$(372,992)
iShares MSCI Emerging Markets Index Fund	2,471,377	116,370		(494,607)	2,093,140	$92,830,759	$1,696,937	$(4,186,522)
Master Small Cap Index Series	$62,185,765	$2,371,768	[1]	—	$64,557,533	$64,557,533	$1,376,520	$482,642

[1]	Represents net beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath 2030 Master Portfolio

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$737,711,664	$1,547,767,538	—	$2,285,479,202

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $44,731,905 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	61

Schedule of Investments December 31, 2012	LifePath 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Equity Funds — 82.2%
Active Stock Master Portfolio	$760,695,544	$760,695,544
ACWI ex-US Index Master Portfolio	$38,541,025	38,541,025
BlackRock Commodity Strategies Fund	6,060,504	61,514,116
iShares Cohen & Steers Realty Majors Index Fund (b)	807,851	63,448,618
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	2,340,965	77,509,351
iShares MSCI Canada Index Fund (b)	1,023,835	29,076,914
iShares MSCI EAFE Index Fund	3,712,248	210,929,931
iShares MSCI EAFE Small Cap Index Fund	797,837	32,479,944
iShares MSCI Emerging Markets Index Fund (b)	1,924,980	85,372,863
Master Small Cap Index Series	$39,498,574	39,498,574

		1,399,066,880
Fixed Income Funds — 17.7%
CoreAlpha Bond Master Portfolio	$272,301,743	272,301,743
iShares Barclays TIPS Bond Fund	238,933	29,008,856

		301,310,599

Affiliated Investment Companies (a)	Shares	Value

Short-Term Securities — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	26,972,214	$26,972,214
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	6,555,513	6,555,513

		33,527,727
Total Affiliated Investment Companies (Cost — $1,569,469,166*) — 101.9%		1,733,905,206
Liabilities in Excess of Other Assets — (1.9)%		(32,648,075)

Net Assets — 100.0%		$1,701,257,131

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,598,853,255

Gross unrealized appreciation	$166,556,684
Gross unrealized depreciation	(31,504,733)

Net unrealized appreciation	$135,051,951

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$736,182,388	$24,513,156	[1]	—	$760,695,544	$760,695,544	$17,489,815	$56,670,007
ACWI ex-US Index Master Portfolio	$6,288,397	$32,252,628	[1]	—	$38,541,025	$38,541,025	$607,394	$238,073
BlackRock Cash Funds: Institutional, SL Agency Shares	46,040,413	—		(19,068,199)[2]	26,972,214	$26,972,214	$104,973	—
BlackRock Cash Funds: Prime, SL Agency Shares	14,394,378	—		(7,838,865)[2]	6,555,513	$6,555,513	$26,768	—
BlackRock Commodity Strategies Fund	—	6,060,504		—	6,060,504	$61,514,116	$12,779	—
CoreAlpha Bond Master Portfolio	$203,336,372	$68,965,371	[1]	—	$272,301,743	$272,301,743	$6,307,393	$3,935,768
iShares Barclays TIPS Bond Fund	180,235	66,579		(7,881)	238,933	$29,008,856	$544,379	$86,704
iShares Cohen & Steers Realty Majors Index Fund	795,460	87,318		(74,927)	807,851	$63,448,618	$1,940,650	$239,445
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,481,690	164,152		(304,877)	2,340,965	$77,509,351	$4,552,319	$(2,103,380)
iShares MSCI Canada Index Fund	1,113,860	—		(90,025)	1,023,835	$29,076,914	$636,774	$(497,776)
iShares MSCI EAFE Index Fund	4,317,966	121,164		(726,882)	3,712,248	$210,929,931	$7,078,712	$(7,745,818)
iShares MSCI EAFE Small Cap Index Fund	796,836	59,301		(58,300)	797,837	$32,479,944	$1,054,470	$(341,121)
iShares MSCI Emerging Markets Index Fund	2,136,980	71,328		(283,328)	1,924,980	$85,372,863	$1,536,170	$(2,328,664)
Master Small Cap Index Series	$40,190,017	—		$(691,443)[2]	$39,498,574	$39,498,574	$872,059	$260,202

[1]	Represents net beneficial interest purchased.

[2]	Represents net shares/beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath 2040 Master Portfolio

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$622,868,320	$1,111,036,886	—	$1,733,905,206

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $30,469,445 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	63

Schedule of Investments December 31, 2012	LifePath 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Equity Funds — 92.7%
Active Stock Master Portfolio	$136,546,567	$136,546,567
ACWI ex-US Index Master Portfolio	$23,074,195	23,074,195
BlackRock Commodity Strategies Fund	969,991	9,845,411
iShares Cohen & Steers Realty Majors Index Fund (b)	154,447	12,130,267
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	444,626	14,721,567
iShares MSCI Canada Index Fund	130,967	3,719,463
iShares MSCI EAFE Index Fund	471,857	26,810,915
iShares MSCI EAFE Small Cap Index Fund	134,998	5,495,769
iShares MSCI Emerging Markets Index Fund	245,849	10,903,403
Master Small Cap Index Series	$4,938,307	4,938,307

		248,185,864
Fixed Income Funds — 7.0%
CoreAlpha Bond Master Portfolio	$18,868,890	18,868,890

		18,868,890

Affiliated Investment Companies (a)	Shares	Value

Short-Term Securities — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	3,548,844	$3,548,844
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	907,096	907,096

		4,455,940
Total Affiliated Investment Companies (Cost — $251,198,127*) — 101.4%		271,510,694
Liabilities in Excess of Other Assets — (1.4)%		(3,659,447)

Net Assets — 100.0%		$267,851,247

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$252,533,671

Gross unrealized appreciation	$20,620,952
Gross unrealized depreciation	(1,643,929)

Net unrealized appreciation	$18,977,023

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$96,212,649	$40,333,918	[1]	—	$136,546,567	$136,546,567	$2,720,354	$6,776,725
ACWI ex-US Index Master Portfolio	$2,165,187	$20,909,008	[1]	—	$23,074,195	$23,074,195	$329,620	$(330,666)
BlackRock Cash Funds: Institutional, SL Agency Shares	6,374,294	—		(2,825,450)[2]	3,548,844	$3,548,844	$21,072	—
BlackRock Cash Funds: Prime, SL Agency Shares	1,943,189	—		(1,036,093)[2]	907,096	$907,096	$5,404	—
BlackRock Commodity Strategies Fund	—	969,991		—	969,991	$9,845,411	$1,858	—
CoreAlpha Bond Master Portfolio	$7,200,788	$11,668,102	[1]	—	$18,868.890	$18,868,890	$319,805	$22,611
iShares Cohen & Steers Realty Majors Index Fund	116,706	57,284		(19,543)	154,447	$12,130,267	$330,709	$98,005
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	358,521	140,384		(54,279)	444,626	$14,721,567	$787,537	$(138,079)
iShares MSCI Canada Index Fund	147,564	7,933		(24,530)	130,967	$3,719,463	$79,843	$(126,525)
iShares MSCI EAFE Index Fund	541,724	29,308		(99,175)	471,857	$26,810,915	$885,729	$(813,504)
iShares MSCI EAFE Small Cap Index Fund	109,510	36,558		(11,070)	134,998	$5,495,769	$171,018	$(77,069)
iShares MSCI Emerging Markets Index Fund	274,352	20,183		(48,686)	245,849	$10,903,403	$194,613	$(342,800)
Master Small Cap Index Series	$3,997,168	$941,139	[1]	—	$4,938,307	$4,938,307	$101,509	$6,139

[1]	Represents net beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath 2050 Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$88,082,735	$183,427,959	—	$271,510,694

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $4,216,100 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	65

Schedule of Investments December 31, 2012	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.5%
The Boeing Co.	423,300	$31,899,887
Esterline Technologies Corp. (a)	1,878	119,460
Exelis, Inc. (b)	207,895	2,342,977
General Dynamics Corp.	41,010	2,840,763
Honeywell International, Inc.	213,820	13,571,155
Huntington Ingalls Industries, Inc.	22,834	989,625
L-3 Communications Holdings, Inc.	38,560	2,954,467
Northrop Grumman Corp.	220,678	14,913,419
Precision Castparts Corp.	40,300	7,633,626
Raytheon Co.	137,580	7,919,105
Rockwell Collins, Inc.	12,230	711,419
Spirit Aerosystems Holdings, Inc., Class A (a)	70,121	1,189,953
United Technologies Corp.	147,160	12,068,592

		99,154,448
Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc. (b)	36,784	2,325,484
Expeditors International of Washington, Inc.	79,350	3,138,293
United Parcel Service, Inc., Class B	128,700	9,489,051
UTi Worldwide, Inc.	43,440	582,096

		15,534,924
Airlines — 0.5%
Copa Holdings SA	56,648	5,633,644
Delta Air Lines, Inc. (a)	385,535	4,576,300
United Continental Holdings, Inc. (a)	186,246	4,354,432

		14,564,376
Auto Components — 0.5%
Allison Transmission Holdings, Inc.	111,900	2,284,998
BorgWarner, Inc. (a)	3,670	262,845
Johnson Controls, Inc.	47,350	1,453,645
Lear Corp.	169,300	7,930,012
TRW Automotive Holdings Corp. (a)	28,100	1,506,441

		13,437,941
Automobiles — 0.5%
Ford Motor Co.	577,620	7,480,179
General Motors Co. (a)	39,600	1,141,668
Tesla Motors, Inc. (a)	140,900	4,772,283
Thor Industries, Inc.	6,935	259,577

		13,653,707
Beverages — 2.1%
Beam, Inc.	52,954	3,234,960
The Coca-Cola Co.	942,665	34,171,606
Diageo Plc	166,480	4,832,735
Monster Beverage Corp. (a)	94,289	4,986,002
PepsiCo Inc.	154,200	10,551,906

		57,777,209
Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc. (a)	63,700	5,975,697
Amgen, Inc.	205,583	17,745,925
Ariad Pharmaceuticals, Inc. (a)	129,700	2,487,646
Biogen Idec, Inc. (a)	27,600	4,048,092
Celgene Corp. (a)	38,134	3,001,908
Gilead Sciences, Inc. (a)	172,500	12,670,125
Myriad Genetics, Inc. (a)	256,817	6,998,263
Regeneron Pharmaceuticals, Inc. (a)	18,300	3,130,581
Vertex Pharmaceuticals, Inc. (a)	34,206	1,434,600

		57,492,837
Building Products — 0.2%
Fortune Brands Home & Security, Inc. (a)	50,720	1,482,038
Masco Corp.	308,300	5,136,278

		6,618,316

Common Stocks	Shares	Value
Capital Markets — 0.8%
Apollo Investment Corp.	16,186	$135,315
The Bank of New York Mellon Corp.	6	154
Franklin Resources, Inc.	1,719	216,078
The Goldman Sachs Group, Inc.	103,998	13,265,985
Jefferies Group, Inc.	275,700	5,119,749
Legg Mason, Inc. (b)	56,367	1,449,759
LPL Financial Holdings, Inc.	6,791	191,235
State Street Corp.	58,200	2,735,982

		23,114,257
Chemicals — 1.7%
Albemarle Corp.	1,307	81,191
Cabot Corp.	31,319	1,246,183
Celanese Corp.	65,075	2,897,790
CF Industries Holdings, Inc.	28,686	5,827,848
Cytec Industries, Inc.	1,188	81,770
The Dow Chemical Co.	60,160	1,944,371
E.I. du Pont de Nemours & Co.	164,320	7,389,470
LyondellBasell Industries NV, Class A	80,148	4,575,649
Minerals Technologies, Inc.	2,342	93,493
Monsanto Co.	131,800	12,474,870
NewMarket Corp. (b)	578	151,552
Olin Corp.	47,650	1,028,764
PPG Industries, Inc.	38,750	5,244,812
Praxair, Inc.	22,430	2,454,963
RPM International, Inc.	2,504	73,517
Valspar Corp.	6,459	403,042
Westlake Chemical Corp. (b)	8,391	665,406

		46,634,691
Commercial Banks — 3.4%
Associated Banc-Corp. (b)	89,257	1,171,052
Bank of Nova Scotia	61,560	3,556,085
BB&T Corp.	100,942	2,938,422
BOK Financial Corp.	1,948	106,088
CIT Group, Inc. (a)	46,204	1,785,323
Cullen/Frost Bankers, Inc. (b)	18,678	1,013,655
Fifth Third Bancorp	97,187	1,476,270
First Citizens Bancshares, Inc., Class A	6,820	1,115,070
First Niagara Financial Group, Inc.	27,856	220,898
First Republic Bank	162,008	5,310,622
M&T Bank Corp.	8,510	837,980
National Bank of Canada	51,060	3,964,888
Regions Financial Corp.	547,200	3,896,064
SunTrust Banks, Inc.	42,713	1,210,914
SVB Financial Group (a)	2,919	163,376
The Toronto-Dominion Bank	43,370	3,651,591
U.S. Bancorp	573,414	18,314,843
Wells Fargo & Co.	1,259,666	43,055,384

		93,788,525
Commercial Services & Supplies — 0.7%
The ADT Corp.	252,242	11,726,730
R.R. Donnelley & Sons Co. (b)	99,408	894,672
Tyco International Ltd.	249,403	7,295,038

		19,916,440
Communications Equipment — 1.8%
Brocade Communications Systems, Inc. (a)	39,014	207,945
Cisco Systems, Inc.	828,431	16,278,669
EchoStar Corp. (a)	10,348	354,108
F5 Networks, Inc. (a)	62,700	6,091,305
Plantronics, Inc.	3,139	115,735
QUALCOMM, Inc.	453,609	28,132,830
Riverbed Technology, Inc. (a)	16,579	326,938

		51,507,530

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Computers & Peripherals — 4.5%
Apple, Inc.	204,381	$108,941,204
EMC Corp. (a)	513,100	12,981,430
Fusion-io, Inc. (a)	114,420	2,623,651
QLogic Corp. (a)	8,115	78,959
Western Digital Corp.	7,611	323,391

		124,948,635
Construction & Engineering — 0.2%
Jacobs Engineering Group, Inc. (a)	67,420	2,870,069
KBR, Inc.	122,300	3,659,216

		6,529,285
Consumer Finance — 0.8%
American Express Co.	152,390	8,759,377
Capital One Financial Corp.	174,597	10,114,404
Discover Financial Services	91,000	3,508,050

		22,381,831
Containers & Packaging — 0.3%
Greif Inc, Class A	10,774	479,443
Packaging Corp. of America	183,633	7,064,362

		7,543,805
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)(b)	57,450	1,201,854
ITT Educational Services, Inc. (a)(b)	30,093	520,910
Service Corp. International (b)	153,928	2,125,746

		3,848,510
Diversified Financial Services — 3.4%
Bank of America Corp.	392,737	4,555,749
Citigroup, Inc.	785,535	31,075,765
CME Group, Inc.	12,016	609,331
JPMorgan Chase & Co.	1,179,939	51,881,918
Moody’s Corp.	56,650	2,850,628
The NASDAQ OMX Group, Inc.	113,600	2,841,136
NYSE Euronext	12,649	398,949

		94,213,476
Diversified Telecommunication Services — 2.5%
AT&T, Inc.	754,564	25,436,352
BCE, Inc.	27,640	1,186,862
CenturyLink, Inc.	123,350	4,825,452
Level 3 Communications, Inc. (a)	130,200	3,008,922
Verizon Communications, Inc.	824,239	35,664,822

		70,122,410
Electric Utilities — 0.8%
American Electric Power Co., Inc.	37,780	1,612,450
Duke Energy Corp.	23,636	1,507,977
Edison International	32,820	1,483,136
Exelon Corp.	2,104	62,573
FirstEnergy Corp.	53,650	2,240,424
ITC Holdings Corp.	10,610	816,015
N.V. Energy, Inc.	89,900	1,630,786
NextEra Energy, Inc.	46,860	3,242,244
Northeast Utilities	36,690	1,433,845
PPL Corp.	106,800	3,057,684
Southern Co.	124,010	5,308,868

		22,396,002
Electrical Equipment — 0.7%
Eaton Corp. Plc	172,500	9,349,500
Hubbell, Inc. Class B	51,849	4,387,981
Rockwell Automation, Inc.	14,040	1,179,219
Roper Industries, Inc.	44,000	4,905,120

		19,821,820

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components — 0.4%
AVX Corp.	2,150	$23,177
Corning, Inc.	640,000	8,076,800
FLIR Systems, Inc.	54,880	1,224,373
Ingram Micro, Inc., Class A (a)	52,168	882,683
Tech Data Corp. (a)	4,525	206,023

		10,413,056
Energy Equipment & Services — 1.5%
Ensco PLC, Class A	76,200	4,517,136
Halliburton Co.	190,890	6,621,974
National Oilwell Varco, Inc.	196,733	13,446,700
Noble Corp.	167,113	5,818,875
Oceaneering International, Inc.	39,300	2,113,947
Schlumberger Ltd.	77,112	5,343,090
Superior Energy Services, Inc. (a)	33,630	696,814
Transocean Ltd.	47,000	2,098,550

		40,657,086
Food & Staples Retailing — 2.5%
Costco Wholesale Corp.	248,320	24,526,566
CVS Caremark Corp.	351,818	17,010,400
The Kroger Co.	377,540	9,823,591
Wal-Mart Stores, Inc.	195,302	13,325,456
Walgreen Co.	36,800	1,361,968
Whole Foods Market, Inc.	51,300	4,685,229

		70,733,210
Food Products — 1.6%
Archer Daniels Midland Co.	14,950	409,480
General Mills, Inc.	68,300	2,760,003
H.J. Heinz Co.	36,930	2,130,122
Ingredion, Inc. (b)	17,195	1,107,874
Kraft Foods Group, Inc.	225,633	10,259,533
Lancaster Colony Corp. (b)	3,548	245,486
Mead Johnson Nutrition Co.	112,620	7,420,532
Mondelez International, Inc.	131,657	3,353,304
Post Holdings, Inc. (a)(b)	18,149	621,603
Ralcorp Holdings, Inc. (a)	2,750	246,538
Unilever NV	392,670	15,039,261
WhiteWave Foods Co. Class A (a)	3,022	46,962

		43,640,698
Gas Utilities — 0.1%
ONEOK, Inc.	30,818	1,317,470
UGI Corp.	58,500	1,913,535

		3,231,005
Health Care Equipment & Supplies — 2.4%
Abbott Laboratories (b)	256,372	16,792,366
Alere, Inc. (a)	30,285	560,273
Baxter International, Inc.	39,790	2,652,401
C.R. Bard, Inc.	7,552	738,132
Hill-Rom Holdings, Inc.	5,939	169,262
Intuitive Surgical, Inc. (a)	20,288	9,948,627
Medtronic, Inc.	423,481	17,371,191
St. Jude Medical, Inc.	173,053	6,254,135
Stryker Corp.	89,294	4,895,097
Thoratec Corp. (a)	41,029	1,539,408
Zimmer Holdings, Inc.	77,000	5,132,820

		66,053,712
Health Care Providers & Services — 1.8%
Aetna, Inc.	92,980	4,304,974
Cardinal Health, Inc. (b)	35,541	1,463,578
Express Scripts Holding Co. (a)	440,055	23,762,970
HCA Holdings, Inc.	82,160	2,478,767
Health Net, Inc. (a)	3,098	75,281

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	67

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
Humana, Inc.	66,178	$4,541,796
McKesson Corp.	68,607	6,652,135
Omnicare, Inc. (b)	37,391	1,349,815
Patterson Cos., Inc.	7,850	268,706
Quest Diagnostics Inc.	30,040	1,750,431
UnitedHealth Group, Inc.	25,659	1,391,744
WellPoint, Inc.	33,431	2,036,617

		50,076,814
Health Care Technology — 0.0%
Allscripts Healthcare Solutions, Inc. (a)	87,148	820,934
Hotels, Restaurants & Leisure — 1.0%
Brinker International, Inc. (b)	18,309	567,396
Choice Hotels International, Inc. (b)	14,511	487,860
International Speedway Corp., Class A (b)	17,535	484,317
Las Vegas Sands Corp.	106,900	4,934,504
Marriott Vacations Worldwide Corp. (a)	21,232	884,737
McDonald’s Corp.	117,316	10,348,444
Panera Bread Co., Class A (a)	2,160	343,073
Starbucks Corp.	196,620	10,542,764
Starwood Hotels & Resorts Worldwide, Inc.	2	115
Yum! Brands, Inc.	12,040	799,456

		29,392,666
Household Durables — 0.3%
Garmin Ltd.	69,450	2,834,949
NVR, Inc. (a)	2,938	2,702,960
Tempur-Pedic International, Inc. (a)	51,145	1,610,556

		7,148,465
Household Products — 1.1%
Church & Dwight Co., Inc. (b)	31,374	1,680,705
The Clorox Co.	9,902	725,025
Energizer Holdings, Inc. (b)	81,138	6,489,417
Kimberly-Clark Corp.	123,810	10,453,278
The Procter & Gamble Co.	162,057	11,002,050

		30,350,475
Independent Power Producers & Energy Traders — 0.1%
The AES Corp.	351,368	3,759,638
Industrial Conglomerates — 2.3%
3M Co.	140,640	13,058,424
Carlisle Cos., Inc.	7,974	468,552
Danaher Corp.	322,900	18,050,110
General Electric Co.	1,550,468	32,544,324

		64,121,410
Insurance — 5.1%
ACE Ltd.	290,828	23,208,074
Aflac, Inc.	161,792	8,594,391
Allied World Assurance Co. Holdings Ltd.	30,857	2,431,532
American International Group, Inc. (a)	125,486	4,429,656
American National Insurance Co.	2,382	162,667
Aspen Insurance Holdings Ltd.	30,859	989,957
Assurant, Inc. (b)	16,181	561,481
Assured Guaranty Ltd.	57,403	816,845
Axis Capital Holdings Ltd.	6,113	211,754
Berkshire Hathaway, Inc., Class B (a)	8,271	741,909
Brown & Brown, Inc.	43,768	1,114,333
The Chubb Corp.	56,760	4,275,163
CNA Financial Corp. (b)	77,895	2,181,839
Endurance Specialty Holdings Ltd.	77,395	3,071,808
Everest Re Group Ltd.	5,635	619,568
The Hanover Insurance Group, Inc.	1,039	40,251
Hartford Financial Services Group, Inc.	652,226	14,635,951
Kemper Corp.	3	89
Lincoln National Corp.	290,362	7,520,376

Common Stocks	Shares	Value
Insurance (concluded)
MetLife, Inc.	357,427	$11,773,645
PartnerRe Ltd.	42,100	3,388,629
Prudential Financial, Inc.	324,311	17,295,506
Reinsurance Group of America, Inc.	31,697	1,696,423
The Travelers Cos., Inc.	316,548	22,734,477
Validus Holdings Ltd.	39,125	1,352,942
White Mountains Insurance Group Ltd. (b)	286	147,290
Willis Group Holdings Plc	67,600	2,266,628
XL Group Plc	217,097	5,440,451

		141,703,635
Internet & Catalog Retail — 1.6%
Amazon.com, Inc. (a)	100,300	25,189,342
Liberty Ventures, Series A (a)	33,738	2,286,087
priceline.com, Inc. (a)	26,842	16,674,250
TripAdvisor, Inc. (a)(b)	36,580	1,534,897

		45,684,576
Internet Software & Services — 2.7%
eBay, Inc. (a)	214,500	10,943,790
Google, Inc., Class A (a)	81,181	57,587,366
IAC/InterActiveCorp (b)	33,129	1,567,002
VeriSign, Inc. (a)	167,178	6,489,850

		76,588,008
IT Services — 3.2%
Alliance Data Systems Corp. (a)	26,600	3,850,616
Amdocs Ltd. (b)	142,319	4,837,423
Automatic Data Processing, Inc.	15,820	901,898
Broadridge Financial Solutions, Inc. (b)	111,439	2,549,724
Computer Sciences Corp.	6,278	251,434
CoreLogic, Inc. (a)	117,831	3,172,010
DST Systems, Inc.	46,450	2,814,870
Fidelity National Information Services, Inc.	39,998	1,392,330
International Business Machines Corp.	95,349	18,264,101
Lender Processing Services, Inc.	104,688	2,577,419
MasterCard, Inc., Class A	40,103	19,701,802
Teradata Corp. (a)	96,500	5,972,385
Total System Services, Inc. (b)	56,709	1,214,707
VeriFone Systems, Inc. (a)	1,868	55,442
Visa, Inc., Class A (b)	103,967	15,759,318
The Western Union Co.	534,980	7,281,078

		90,596,557
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	36,200	1,299,580
Mattel, Inc.	55,260	2,023,621

		3,323,201
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc. (b)	319,222	13,068,949
Bruker Corp. (a)	17,012	259,773
Charles River Laboratories International, Inc. (a)	9,828	368,255
Techne Corp.	1,124	76,814
Thermo Fisher Scientific, Inc.	18,776	1,197,534

		14,971,325
Machinery — 2.3%
Caterpillar, Inc.	64,840	5,808,367
Crane Co.	41,382	1,915,159
Cummins, Inc.	34,517	3,739,917
Deere & Co.	72,350	6,252,487
Flowserve Corp. (b)	10,706	1,571,641
Gardner Denver, Inc. (b)	20,712	1,418,772
Ingersoll-Rand Plc	106,100	5,088,556
Nordson Corp.	4,167	263,021
Oshkosh Corp. (a)	52,949	1,569,938
Parker Hannifin Corp.	29,875	2,541,168

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
SPX Corp.	51,139	$3,587,401
Stanley Black & Decker, Inc.	178,300	13,188,851
Terex Corp. (a)	231,209	6,499,285
Timken Co.	53,593	2,563,353
Toro Co.	17,576	755,416
Wabtec Corp.	26,713	2,338,456
Xylem, Inc.	215,728	5,846,229

		64,948,017
Marine — 0.0%
Matson, Inc.	3,363	83,133
Media — 5.0%
CBS Corp., Class B	247,400	9,413,570
Comcast Corp, Class A	631,209	23,594,593
Comcast Corp, Special Class A	455,840	16,387,448
DIRECTV (a)	145,377	7,292,110
DISH Network Corp.	211,189	7,687,280
The Interpublic Group of Cos., Inc.	268,600	2,959,972
John Wiley & Sons, Inc., Class A (b)	39,982	1,556,499
Liberty Media Corp. — Liberty Capital (a)	5,465	633,995
The McGraw-Hill Cos., Inc.	80,600	4,406,402
News Corp., Class A	430,865	11,004,292
Omnicom Group, Inc.	29,600	1,478,816
Time Warner Cable, Inc.	121,845	11,842,116
Time Warner, Inc.	220,910	10,566,125
Viacom, Inc., Class B	411,595	21,707,520
The Walt Disney Co.	206,990	10,306,032

		140,836,770
Metals & Mining — 0.6%
Barrick Gold Corp.	34,040	1,191,588
BHP Billiton Ltd.	201,100	7,747,675
Newmont Mining Corp.	4,011	186,271
Nucor Corp.	47,380	2,045,868
Rio Tinto Ltd.	35,520	2,434,827
Royal Gold, Inc. (b)	10,063	818,223
Southern Copper Corp.	36,382	1,377,423

		15,801,875
Multi-Utilities — 0.8%
Ameren Corp.	44,591	1,369,836
Consolidated Edison, Inc.	23,154	1,285,973
Dominion Resources, Inc.	164,860	8,539,748
PG&E Corp.	80,312	3,226,936
Public Service Enterprise Group, Inc.	119,430	3,654,558
Sempra Energy	22,350	1,585,509
Wisconsin Energy Corp.	37,940	1,398,089

		21,060,649
Multiline Retail — 0.6%
Dollar Tree, Inc. (a)	181,779	7,372,956
J.C. Penney Co., Inc. (b)	3	59
Kohl’s Corp.	99,156	4,261,725
Nordstrom, Inc.	84,000	4,494,000
Target Corp.	28,025	1,658,239

		17,786,979
Oil, Gas & Consumable Fuels — 7.8%
Anadarko Petroleum Corp.	92,100	6,843,951
Apache Corp.	135,598	10,644,443
Chevron Corp.	299,641	32,403,178
ConocoPhillips	151,892	8,808,217
CONSOL Energy, Inc.	7,070	226,947
Devon Energy Corp.	65,760	3,422,150
Enbridge, Inc.	117,460	5,080,053
EQT Corp.	29,900	1,763,502
Exxon Mobil Corp.	700,154	60,598,329

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Hess Corp.	152,060	$8,053,098
Kinder Morgan, Inc.	241,203	8,521,702
Marathon Oil Corp.	749,264	22,972,434
Marathon Petroleum Corp.	76,968	4,848,984
Noble Energy, Inc.	53,700	5,463,438
Occidental Petroleum Corp.	101,390	7,767,488
Peabody Energy Corp.	250,927	6,677,167
Phillips 66	19,995	1,061,735
Plains Exploration & Production Co. (a)	6,414	301,073
Royal Dutch Shell Plc	44,300	3,054,485
Royal Dutch Shell Plc, Class A	32,480	1,119,612
Spectra Energy Corp.	51,650	1,414,177
Suncor Energy, Inc.	244,010	8,047,450
Total SA	97,350	5,063,174
Valero Energy Corp.	104,200	3,555,304

		217,712,091
Paper & Forest Products — 0.4%
Domtar Corp. (b)	31,859	2,660,864
International Paper Co.	125,225	4,988,964
MeadWestvaco Corp.	70,600	2,250,022

		9,899,850
Personal Products — 0.2%
The Estee Lauder Cos., Inc., Class A	32,181	1,926,354
Herbalife Ltd. (b)	71,386	2,351,455
Nu Skin Enterprises, Inc.	14,720	545,376

		4,823,185
Pharmaceuticals — 5.8%
Allergan, Inc. (b)	80,351	7,370,597
Bristol-Myers Squibb Co.	392,958	12,806,501
Eli Lilly & Co.	366,225	18,062,217
Endo Health Solutions, Inc. (a)	25,709	675,375
Forest Laboratories, Inc. (a)(b)	70,743	2,498,643
Hospira, Inc. (a)	11,185	349,419
Johnson & Johnson	408,036	28,603,324
Merck & Co., Inc.	881,601	36,092,745
Pfizer, Inc.	1,758,309	44,098,390
Salix Pharmaceuticals Ltd. (a)	17,345	702,126
Valeant Pharmaceuticals International, Inc. (a)	112,400	6,718,148
Warner Chilcott Plc, Class A	291,135	3,505,265

		161,482,750
Professional Services — 0.1%
The Dun & Bradstreet Corp.	10,300	810,095
Towers Watson & Co., Class A	52,315	2,940,626

		3,750,721
Real Estate Investment Trusts (REITs) — 1.0%
Alexandria Real Estate Equities, Inc.	11,473	795,308
American Tower Corp.	215,385	16,642,799
AvalonBay Communities, Inc.	5,276	715,373
Brandywine Realty Trust (b)	6,209	75,688
CommonWealth REIT	90,903	1,439,904
Equity Residential	26,489	1,501,132
Hospitality Properties Trust (b)	61,291	1,435,435
Retail Properties of America, Inc. (b)	10,928	130,808
SL Green Realty Corp.	2,756	211,247
Taubman Centers, Inc.	14,065	1,107,197
Ventas, Inc.	30,870	1,997,906
Weyerhaeuser Co.	56,500	1,571,830

		27,624,627
Real Estate Management & Development — 0.1%
Alexander & Baldwin, Inc. (a)	35,896	1,054,265
Realogy Holdings Corp. (a)	18,283	767,155

		1,821,420

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	69

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Road & Rail — 0.5%
Canadian National Railway Co.	45,790	$4,167,348
CSX Corp.	101,011	1,992,947
Norfolk Southern Corp. (b)	81,371	5,031,982
Union Pacific Corp.	21,640	2,720,581

		13,912,858
Semiconductors & Semiconductor Equipment — 1.6%
Altera Corp.	6,268	215,870
Avago Technologies Ltd.	171,266	5,422,282
Broadcom Corp., Class A	63,434	2,106,643
First Solar, Inc. (a)(b)	17,449	538,825
Intel Corp.	182,114	3,757,012
KLA-Tencor Corp. (b)	196,311	9,375,813
LSI Corp. (a)	120,681	854,421
Marvell Technology Group Ltd.	122,252	887,550
NVIDIA Corp.	26,050	320,155
ON Semiconductor Corp. (a)	376,500	2,654,325
Skyworks Solutions, Inc. (a)	84,904	1,723,551
Texas Instruments, Inc.	283,300	8,765,302
Xilinx, Inc.	235,800	8,465,220

		45,086,969
Software — 4.5%
CA, Inc.	6,653	146,233
Citrix Systems, Inc. (a)	62,515	4,110,361
Fair Isaac Corp.	6,529	274,414
Intuit, Inc.	28,253	1,681,053
Microsoft Corp.	2,362,223	63,142,221
Oracle Corp.	800,100	26,659,332
Red Hat, Inc. (a)	135,300	7,165,488
Salesforce.com, Inc. (a)	55,792	9,378,635
SolarWinds, Inc. (a)	47,435	2,487,966
Synopsys, Inc. (a)	11,523	366,892
TIBCO Software, Inc. (a)	28,085	618,151
VMware, Inc., Class A (a)	90,200	8,491,428

		124,522,174
Specialty Retail — 2.0%
Advance Auto Parts, Inc.	4,834	349,740
American Eagle Outfitters, Inc.	32,415	664,832
The Gap, Inc. (b)	137,147	4,257,043
The Home Depot, Inc.	300,793	19,531,955
Limited Brands, Inc.	91,580	4,309,755
PetSmart, Inc.	69,050	4,718,877
Ross Stores, Inc.	145,131	7,858,843
Sears Hometown & Outlet Stores, Inc. (a)	10,925	355,718
The TJX Cos., Inc.	323,185	13,719,203

		55,765,966

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods — 1.2%
Coach, Inc.	92,721	$5,146,943
Deckers Outdoor Corp. (a)	1,973	79,453
Michael Kors Holdings Ltd. (a)	183,981	9,388,550
NIKE, Inc., Class B	172,947	8,924,065
Under Armour Inc, Class A (a)	132,600	6,435,078
VF Corp.	29,000	4,378,130

		34,352,219
Thrifts & Mortgage Finance — 0.1%
People’s United Financial, Inc. (b)	131,946	1,595,227
Tobacco — 1.5%
Altria Group, Inc.	59,670	1,874,831
Lorillard, Inc.	82,210	9,591,441
Philip Morris International, Inc.	348,382	29,138,671

		40,604,943
Trading Companies & Distributors — 0.0%
Air Lease Corp. (a)	10,238	220,117
MRC Global, Inc. (a)(b)	20,491	569,240

		789,357
Water Utilities — 0.3%
American Water Works Co., Inc.	263,677	9,790,327
Wireless Telecommunication Services — 0.4%
Crown Castle International Corp. (a)	48,600	3,506,976
MetroPCS Communications, Inc. (a)	181,637	1,805,472
Telephone & Data Systems, Inc.	118,137	2,615,553
United States Cellular Corp. (a)(b)	46,635	1,643,418
Vodafone Group Plc	50,470	1,271,339

		10,842,758
Total Long-Term Investments (Cost — $2,472,057,204) — 96.8%		2,702,234,403

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	138,527,226	138,527,226
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)(e)	9,485,001	9,485,001
Total Short-Term Securities (Cost — $148,012,227) — 5.3%		148,012,227
Total Investments (Cost — $2,620,069,431*) — 102.1%		2,850,246,630
Liabilities in Excess of Other Assets — (2.1)%		(57,429,113)

Net Assets — 100.0%		$2,792,817,517

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,657,402,877

Gross unrealized appreciation	$264,323,687
Gross unrealized depreciation	(71,479,934)

Net unrealized appreciation	$192,843,753

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (continued)	Active Stock Master Portfolio

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	128,263,976	10,263,250	138,527,226	$367,531
BlackRock Cash Funds:
Prime, SL Agency Shares	20,162,910	(10,677,909)	9,485,001	$57,213

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
216	S&P 500 Index	Chicago Mercantile	March 2013	USD 15,337,080	$(27,206)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$2,702,234,403	—	—	$2,702,234,403
Short-Term Securities:
Money Market Funds	148,012,227	—	—	148,012,227

Total	$2,850,246,630	—	—	$2,850,246,630

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity Contracts	$(27,206)	—	—	$(27,206)

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	71

Schedule of Investments (concluded)	Active Stock Master Portfolio

Certain of the Master Portfolio’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,835	—	—	$2,835
Foreign currency at value	2,168	—	—	2,168
Cash pledged as collateral for futures	927,908	—	—	927,908
Liabilities:
Collateral on securities loaned at value	—	$(44,085,444)	—	(44,085,444)

Total	$932,911	$(44,085,444)	—	$(43,152,533)

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2012	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$1,495,136,126	$2,544,823,392	$2,285,479,202	$1,733,905,206	$271,510,694
Contributions receivable from investors	3,093,243	4,562,463	2,945,520	1,885,894	2,474,995
Investments sold receivable	3,200,000	9,696,425	7,875,714	8,901,862	912,011
Dividends receivable	18,650	37,308	36,266	30,143	3,598
Securities lending income receivable	2,557	6,785	8,687	10,163	1,599
Interest receivable	410	761	801	636	129

Total assets	1,501,450,986	2,559,127,134	2,296,346,190	1,744,733,904	274,903,026

Liabilities
Collateral on securities loaned at value	5,833,100	19,078,475	44,731,905	30,469,445	4,216,100
Investments purchased payable	—	9,100,000	7,200,000	8,800,000	2,806,000
Investment advisory fees payable	69,131	83,651	47,298	17,115	1,020
Professional fees payable	28,044	29,523	29,066	28,312	26,229
Trustees’ fees payable	11,263	18,602	16,475	12,656	2,430
Withdrawals payable to investors	3,933,744	6,500,449	6,876,955	4,149,245	—

Total liabilities	9,875,282	34,810,700	58,901,699	43,476,773	7,051,779

Net Assets	$1,491,575,704	$2,524,316,434	$2,237,444,491	$1,701,257,131	$267,851,247

Net Assets Consist of
Investors’ capital	$1,375,413,015	$2,300,273,368	$2,026,265,061	$1,536,821,091	$247,538,680
Net unrealized appreciation/depreciation	116,162,689	224,043,066	211,179,430	164,436,040	20,312,567

Net Assets	$1,491,575,704	$2,524,316,434	$2,237,444,491	$1,701,257,131	$267,851,247

[1] Investments at cost — affiliated	$1,378,973,437	$2,320,780,326	$2,074,299,772	$1,569,469,166	$251,198,127

[2] Securities loaned at value	$5,707,244	$18,867,959	$44,552,599	$30,480,806	$4,178,328

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	73

Statements of Assets and Liabilities (concluded)	Master Investment Portfolio

December 31, 2012	Active Stock Master Portfolio

Assets
Investments at value — unaffiliated[1,2]	$2,702,234,403
Investments at value — affiliated[3]	148,012,227
Cash	2,835
Foreign currency at value (cost — $2,160)	2,168
Investments sold receivable	80,836,239
Dividends receivable	2,678,000
Securities lending income receivable	16,603
Interest receivable	22,689
Contributions receivable from investors	11,430,000
Cash pledged as collateral for futures	927,908
Variation margin receivable	405,460

Total assets	2,946,568,532

Liabilities
Collateral on securities loaned at value	44,085,444
Investments purchased payable	105,815,036
Withdrawals payable to investors	3,200,000
Investment advisory fees payable	312,075
Administration fees payable	213,659
Professional fees payable	45,281
Trustees’ fees payable	21,945
Foreign taxes payable	57,575

Total liabilities	153,751,015

Net Assets	$2,792,817,517

Net Assets Consist of
Investors’ capital	$2,562,667,816
Net unrealized appreciation/depreciation	230,149,701

Net Assets	$2,792,817,517

[1] Investments at cost — unaffiliated	$2,472,057,203

[2] Securities loaned at value	$42,989,699

[3] Investments at cost — affiliated	$148,012,227

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2012	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio

Investment Income
Dividends — affiliated	$7,192,289	$17,633,016	$19,389,388	$17,356,253	$2,451,307
Dividends — unaffiliated	3,270	8,794	2,369	4,266	—
Securities lending — affiliated — net	68,325	148,667	160,687	124,417	25,124
Income — affiliated	6,197	10,604	9,952	7,324	1,352
Net investment income allocated from the applicable Master Portfolios:
Dividends	8,589,649	19,432,591	21,378,764	18,785,031	3,125,112
Interest	19,739,922	24,715,248	14,334,420	6,491,630	346,176
Expenses	(3,077,718)	(5,172,373)	(4,523,652)	(3,421,811)	(497,164)
Fees waived	367,751	808,806	870,727	757,331	121,933

Total income	32,889,685	57,585,353	51,622,655	40,104,441	5,573,840

Expenses
Investment advisory	4,993,999	8,498,402	7,436,367	5,644,818	765,530
Professional	30,047	32,944	32,069	30,584	26,534
Independent Trustees	42,113	69,850	61,876	47,660	9,304

Total expenses	5,066,159	8,601,196	7,530,312	5,723,062	801,368
Less fees waived by Manager	(3,830,561)	(6,903,574)	(6,359,498)	(5,036,713)	(721,278)

Total expenses after fees waived	1,235,598	1,697,622	1,170,814	686,349	80,090

Net investment income	31,654,087	55,887,731	50,451,841	39,418,092	5,493,750

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	7,028	32,004	13,833	21,086	—
Investments — affiliated	(2,130,449)	(8,630,801)	(13,854,986)	(12,690,610)	(1,399,972)
Allocations from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	40,112,420	78,881,674	75,154,229	61,104,050	6,474,809

	37,988,999	70,282,877	61,313,076	48,434,526	5,074,837

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	25,584,159	76,096,122	93,671,895	86,352,121	11,314,543
Allocated from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency translations	29,538,194	59,138,648	61,493,868	51,309,807	9,864,761

	55,122,353	135,234,770	155,165,763	137,661,928	21,179,304

Total realized and unrealized gain	93,111,352	205,517,647	216,478,839	186,096,454	26,254,141

Net Increase in Net Assets Resulting from Operations	$124,765,439	$261,405,378	$266,930,680	$225,514,546	$31,747,891

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	75

Statements of Operations (concluded)	Master Investment Portfolio

Year Ended December 31, 2012	Active Stock Master Portfolio

Investment Income
Dividends	$64,172,440
Foreign taxes withheld	(376,240)
Securities lending — affiliated — net	265,923
Income — affiliated	158,821
Interest	668

Total income	64,221,612

Expenses
Investment advisory	6,851,027
Administration	2,812,950
Professional	45,322
Independent Trustees	92,309

Total expenses	9,801,608
Less fees waived by Manager	(2,590,751)

Total expenses after fees waived	7,210,857

Net investment income	57,010,755

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	208,235,332
Payment by affiliate	773,484
Financial futures contracts	1,658,117
Foreign currency transactions	(335,894)

210,331,039

Net change in unrealized appreciation/depreciation on:
Investments	147,501,781
Financial futures contracts	(22,370)
Foreign currency transactions	(391)

147,479,020

Total realized and unrealized gain	357,810,059

Net Increase in Net Assets Resulting from Operations	$414,820,814

See Notes to Financial Statements.

76	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Retirement Master Portfolio		LifePath 2020 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011

Operations
Net investment income	$31,654,087	$38,067,629	$55,887,731	$60,372,244
Net realized gain	37,988,999	83,442,854	70,282,877	142,008,444
Net change in unrealized appreciation/depreciation	55,122,353	(62,125,719)	135,234,770	(155,171,111)

Net increase in net assets resulting from operations	124,765,439	59,384,764	261,405,378	47,209,577

Capital Transactions
Proceeds from contributions	203,555,243	146,032,233	280,792,493	253,699,470
Value of withdrawals	(223,777,527)	(198,525,183)	(376,464,121)	(286,287,280)

Net decrease in net assets derived from capital transactions	(20,222,284)	(52,492,950)	(95,671,628)	(32,587,810)

Net Assets
Total increase in net assets	104,543,155	6,891,814	165,733,750	14,621,767
Beginning of year	1,387,032,549	1,380,140,735	2,358,582,684	2,343,960,917

End of year	$1,491,575,704	$1,387,032,549	$2,524,316,434	$2,358,582,684

	LifePath 2030 Master Portfolio		LifePath 2040 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011

Operations
Net investment income	50,451,841	$48,007,839	$39,418,092	$34,237,278
Net realized gain	61,313,076	116,683,095	48,434,526	90,966,772
Net change in unrealized appreciation/depreciation	155,165,763	(168,358,770)	137,661,928	(154,925,236)

Net increase (decrease) in net assets resulting from operations	266,930,680	(3,667,836)	225,514,546	(29,721,186)

Capital Transactions
Proceeds from contributions	257,202,657	258,359,711	182,726,933	183,590,711
Value of withdrawals	(300,799,718)	(212,656,069)	(216,740,612)	(163,316,566)

Net increase (decrease) in net assets derived from capital transactions	(43,597,061)	45,703,642	(34,013,679)	20,274,145

Net Assets
Total increase (decrease) in net assets	223,333,619	42,035,806	191,500,867	(9,447,041)
Beginning of year	2,014,110,872	1,972,075,066	1,509,756,264	1,519,203,305

End of year	$2,237,444,491	$2,014,110,872	$1,701,257,131	$1,509,756,264

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	77

Statements of Changes in Net Assets (continued)	Master Investment Portfolio

	LifePath 2050 Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$5,493,750	$3,366,572
Net realized gain	5,074,837	5,616,076
Net change in unrealized appreciation/depreciation	21,179,304	(15,828,122)

Net increase (decrease) in net assets resulting from operations	31,747,891	(6,845,474)

Capital Transactions
Proceeds from contributions	102,543,769	76,805,333
Value of withdrawals	(46,527,191)	(9,263,627)

Net increase in net assets derived from capital transactions	56,016,578	67,541,706

Net Assets
Total increase in net assets	87,764,469	60,696,232
Beginning of year	180,086,778	119,390,546

End of year	$267,851,247	$180,086,778

See Notes to Financial Statements.

78	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Changes in Net Assets (concluded)	Master Investment Portfolio

	Active Stock Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011

Operations
Net investment income	$57,010,755	$44,115,776
Net realized gain	210,331,039	194,035,159
Net change in unrealized appreciation/depreciation	147,479,020	(191,461,710)

Net increase in net assets resulting from operations	414,820,814	46,689,225

Capital Transactions
Proceeds from contributions	3,136,934,911	657,028,420
Value of withdrawals	(3,476,187,910)	(499,892,059)

Net increase (decrease) in net assets derived from capital transactions	(339,252,999)	157,136,361

Net Assets
Total increase in net assets	75,567,815	203,825,586
Beginning of year	2,717,249,702	2,513,424,116

End of year	$2,792,817,517	$2,717,249,702

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	79

Financial Highlights	Master Investment Portfolio

	LifePath Retirement Master Portfolio
	Year Ended December 31,
	2012		2011		2010	2009		2008

Total Investment Return
Total investment return	9.11%		4.46%		9.83%	18.75%		(14.54)%

Ratios to Average Net Assets
Total expenses[1]	0.55%	[2,3]	0.55%	[4,5]	0.61%	0.59%		0.61%

Total expenses after fees waived[1]	0.28%	[2,3]	0.27%	[4,5]	0.26%	0.26%		0.27%

Net investment income[6]	2.22%	[2,3]	2.77%	[4,5]	2.60%	3.61%		3.81%

Supplemental Data
Net assets, end of year (000)	$1,491,576		$1,387,033		$1,380,141	$1,165,307		$253,604

Portfolio turnover	4%		4%		4%	6%	[7]	11%

[1]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the three years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.03%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.02%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[7]	Excludes in-kind contribution of portfolio securities received in a tax-free reorganization on November 20, 2009.

See Notes to Financial Statements.

80	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2020 Master Portfolio
	Year Ended December 31,
	2012		2011		2010	2009	2008

Total Investment Return
Total investment return	11.49%		1.96%		11.40%	23.21%	(24.92)%

Ratios to Average Net Assets
Total expenses[1]	0.53%	[2,3]	0.53%	[4,5]	0.59%	0.58%	0.57%

Total expenses after fees waived[1]	0.25%	[2,3]	0.25%	[4,5]	0.23%	0.23%	0.23%

Net investment income[6]	2.30%	[2,3]	2.56%	[4,5]	2.45%	3.15%	3.18%

Supplemental Data
Net assets, end of year (000)	$2,524,316		$2,358,583		$2,343,961	$1,779,673	$1,245,671

Portfolio turnover	5%		5%		4%	6%	13%

[1]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the three years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.03%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.03%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	81

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2030 Master Portfolio
	Year Ended December 31,
	2012		2011		2010	2009	2008

Total Investment Return
Total investment return	13.59%		(0.13)%		12.36%	26.27%	(30.53)%

Ratios to Average Net Assets
Total expenses[1]	0.53%	[2,3]	0.52%	[4,5]	0.57%	0.56%	0.55%

Total expenses after fees waived[1]	0.23%	[2,3]	0.22%	[4,5]	0.21%	0.20%	0.21%

Net investment income[6]	2.37%	[2,3]	2.39%	[4,5]	2.34%	2.97%	2.82%

Supplemental Data
Net assets, end of year (000)	$2,237,444		$2,014,111		$1,972,075	$1,433,256	$952,181

Portfolio turnover	5%		7%		3%	7%	13%

[1]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the three years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

82	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2040 Master Portfolio
	Year Ended December 31,
	2012		2011		2010	2009	2008

Total Investment Return
Total investment return	15.23%		(1.88)%		13.21%	28.58%	(34.90)%

Ratios to Average Net Assets
Total expenses[1]	0.52%	[2,3]	0.52%	[4,5]	0.55%	0.55%	0.53%

Total expenses after fees waived[1]	0.21%	[2,3]	0.20%	[4,5]	0.19%	0.18%	0.19%

Net investment income[6]	2.44%	[2,3]	2.24%	[4,5]	2.24%	2.82%	2.52%

Supplemental Data
Net assets, end of year (000)	$1,701,257		$1,509,756		$1,519,203	$1,133,675	$720,539

Portfolio turnover	4%		8%		4%	6%	14%

[1]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the three years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.05%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	83

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2050 Master Portfolio
	Year Ended December 31,						Period June 30, 2008[1] to December 31, 2008
	2012		2011		2010	2009

Total Investment Return
Total investment return	16.55%		(3.28)%		13.93%	30.85%	(31.93)%[2]

Ratios to Average Net Assets
Total expenses[3]	0.54%	[4,5]	0.53%	[6,7]	0.56%	0.59%	1.11%	[8]

Total expenses after fees waived[3]	0.21%	[4,5]	0.18%	[6,7]	0.17%	0.16%	0.17%	[8]

Net investment income[9]	2.51%	[4,5]	2.18%	[6,7]	2.31%	2.84%	3.05%	[8]

Supplemental Data
Net assets, end of period (000)	$267,851		$180,087		$119,391	$40,164	$6,895

Portfolio turnover	5%		13%		5%	12%	0%	[10]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.06%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.05%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[8]	Annualized.

[9]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[10]	Rounds to less than 1% .

See Notes to Financial Statements.

84	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (concluded)	Master Investment Portfolio

	Active Stock Master Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008

Total Investment Return
Total investment return	15.55%	2.20%	11.04%	24.86%	(36.65)%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.26%	0.27%	0.29%	0.30%	0.32%

Net investment income	2.03%	1.70%	1.50%	1.99%	1.96%

Supplemental Data
Net assets, end of year (000)	$2,792,818	$2,717,250	$2,513,424	$1,838,453	$1,250,987

Portfolio turnover	120%	275%	120%	149%	98%

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	85

Notes to Financial Statements	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to six series of MIP: LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio and Active Stock Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

As of December 31, 2012, LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio and LifePath 2030 Master Portfolio’s investment in the CoreAlpha Bond Master Portfolio was 52.2%, 39.5% and 26.5%, respectively, of net assets. The financial statements of the CoreAlpha Bond Master Portfolio, including the Schedule of Investments, should be read in conjunction with the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio and LifePath 2030 Master Portfolio’s financial statements. CoreAlpha Bond Master Portfolio’s financial statements are available, without charge, on the SEC’s website at http://www.sec.gov.

Each of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”) will generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2012, the interests of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series held by each LifePath Master Portfolio were as follows:

	Active Stock Master Portfolio	ACWI ex- US Index Master Portfolio	CoreAlpha Bond Master Portfolio	Master Small Cap Index Series
LifePath Retirement Master Portfolio	10.70%	7.27%	27.91%	11.02%
LifePath 2020 Master Portfolio	25.98%	11.03%	35.77%	15.65%
LifePath 2030 Master Portfolio	30.12%	12.81%	21.26%	11.10%
LifePath 2040 Master Portfolio	27.24%	10.11%	9.76%	6.79%
LifePath 2050 Master Portfolio	4.89%	6.06%	0.68%	0.85%

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The market value of the LifePath Master Portfolio’s investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The LifePath Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash

86	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (continued)	Master Investment Portfolio

flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolios either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), each Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series income, expenses and realized and unrealized gains and losses.

Securities Lending: The Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolios are required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained there-

after in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, a Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. A Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: Each Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and secu-

BLACKROCK FUNDS III	DECEMBER 31, 2012	87

Notes to Financial Statements (continued)	Master Investment Portfolio

rities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

Active Stock Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of Active Stock Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: Active Stock Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Active Stock Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, Active Stock Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Active Stock Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, Active Stock Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
	Liability Derivatives
	Active Stock Master Portfolio
	Statements of Assets and Liabilities Location	Value
Equity contracts	Net unrealized depreciation[1]	$(27,706)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
Net Realized Gain From
Active Stock Master Portfolio
Equity contracts
Financial futures contracts	$1,658,117

Net Change in Unrealized Appreciation/Depreciation on
Active Stock Master Portfolio
Equity contracts
Financial futures contracts	$(22,370)

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Active Stock Master Portfolio
Financial futures contracts:
Average number of contracts purchased	143
Average notional value of contracts purchased	$10,081,140

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays BFA a monthly fee based on a percentage of such Master Portfolio’s average daily net assets. Each LifePath Master Portfolio pays BFA at an annual rate of 0.35% of the average daily net assets of each respective LifePath Master Portfolio. Active Stock Master Portfolio pays BFA based on a percentage of its average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

MIP, on behalf of the Master Portfolios, entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”) (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. In addition to providing these services, BTC has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the

88	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (continued)	Master Investment Portfolio

Master Portfolios. BTC is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Active Stock Master Portfolio. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as each Master Portfolio’s administrator.

BAL and previously BTC are not entitled to compensation for providing administration services to the Master Portfolios, for so long as BAL and previously BTC are entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL and previously BTC (or an affiliate) receive investment advisory fees from the Master Portfolios.

The fees and expenses of the MIPs’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BFA has contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA, BAL or previously BTC, from each affiliated investment company in which the Lifepath Master Portfolios invest through April 30, 2013. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2022. The amounts of the waivers, if any, are shown as fees waived by the Manager in the Statements of Operations.

BAL voluntarily agreed to waive and previously BTC waived a portion of its administration and advisory fees paid by Active Stock Master Portfolio in an amount sufficient to maintain the advisory fees payable by each of the LifePath Master Portfolios at an annual rate of 0.35% based on the average daily net assets. This arrangement is voluntary and may be terminated by BAL at any time. With respect to the independent expenses discussed above, BAL has contractually agreed to provide and previously BTC provided an offsetting credit against the administration fees paid by Active Stock Master Portfolio in an amount equal to the independent expenses, through April 30, 2013. The amounts of the waiver an offsetting credits are shown as fees waived by the Manager in the Statements of Operations.

The Master Portfolios received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of BFA, as the securities lending agent. BTC may, on behalf of a Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolios retain 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolios benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by each Master Portfolio is shown as securities lending – affiliated – net in the Statements of Operations. For the year ended December 31, 2012, BTC received securities lending agent fees related to securities lending activities for the Master Portfolios as follows:

LifePath Retirement Master Portfolio	$35,938
LifePath 2020 Master Portfolio	$77,416
LifePath 2030 Master Portfolio	$83,101
LifePath 2040 Master Portfolio	$64,555
LifePath 2050 Master Portfolio	$13,423
Active Stock Master Portfolio	$137,740

Each Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

BFA reimbursed Active Stock Master Portfolio $773,484 for a loss associated with a December 2011 trading error.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2012, were as follows:

	Purchases	Sales
LifePath Retirement Master Portfolio	$66,957,362	$55,839,445
LifePath 2020 Master Portfolio	$123,794,594	$119,230,841
LifePath 2030 Master Portfolio	$124,448,124	$112,080,850
LifePath 2040 Master Portfolio	$94,591,843	$70,736,829
LifePath 2050 Master Portfolio	$22,799,556	$11,306,240
Active Stock Master Portfolio	$3,276,166,054	$3,632,954,306

5. Borrowings:

MIP, on behalf of the Master Portfolios, along with certain other funds managed by BFA and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolios may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Master Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolios based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective

BLACKROCK FUNDS III	DECEMBER 31, 2012	89

Notes to Financial Statements (concluded)	Master Investment Portfolio

November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolios based on their net assets as of October 31, 2012. The Master Portfolios’ commitment, administration and arrangement fees were paid by the investment advisor. The Master Portfolios did not borrow under the credit agreement during the year ended December 31, 2012.

6. Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability;

and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolio.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

90	BLACKROCK FUNDS III	DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio and Active Stock Master Portfolio, each a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

BLACKROCK FUNDS III	DECEMBER 31, 2012	91

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None

92	BLACKROCK FUNDS III	DECEMBER 31, 2012

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS III	DECEMBER 31, 2012	93

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

				Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

94	BLACKROCK FUNDS III	DECEMBER 31, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Lifepath Portfolios’/Master Portfolios’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Portfolio’s/Master Portfolio’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Lifepath Portfolios/Master Portfolios will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Portfolios/Master Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Portfolios/Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’/Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Portfolios’/Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Portfolios/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Portfolios/Master Portfolios voted proxies relating to securities held in the Portfolios’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	DECEMBER 31, 2012	95

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

96	BLACKROCK FUNDS III	DECEMBER 31, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

# LifePath-12/12-AR

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Funds III

➢	LifePath® Index Retirement Portfolio
➢	LifePath® Index 2020 Portfolio
➢	LifePath® Index 2025 Portfolio
➢	LifePath® Index 2030 Portfolio
➢	LifePath® Index 2035 Portfolio
➢	LifePath® Index 2040 Portfolio
➢	LifePath® Index 2045 Portfolio
➢	LifePath® Index 2050 Portfolio
➢	LifePath® Index 2055 Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of December 31, 2012	LifePath Index Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

All share classes of the LifePath Index Portfolios with target dates of 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and LifePath Index Retirement Portfolio (together, the “LifePath Index Portfolios”) invest in their respective LifePath Index Master Portfolio. The returns for the LifePath Index Portfolios include fund expenses. The respective custom benchmarks have no expenses associated with performance.

•

For the 12-month period ended December 31, 2012, the Investor A Shares of all of the LifePath Index Portfolios underperformed their respective custom benchmarks based on share class expenses. For the same period, the Institutional Shares of the LifePath Index Retirement Portfolio and LifePath Index Portfolios with target dates of 2020 and 2025 underperformed their respective custom benchmarks, while the Institutional Shares performed in line with their respective custom benchmarks in LifePath Index 2030, 2035 and 2045, and outperformed in LifePath Index 2040, 2050 and 2055 based on share class expenses. Also during the period, the Class K Shares of the LifePath Index Retirement Portfolio and LifePath Index Portfolios with target dates of 2020, 2025, 2030 and 2035 underperformed their respective custom benchmarks, while the Class K Shares performed in line with the custom benchmark in LifePath Index 2045 and outperformed in LifePath Index 2040, 2050 and 2055 based on share class expenses.

What factors influenced performance?

•	Equity markets generally outperformed fixed income markets during the period. While all of the LifePath Index Portfolios generated positive absolute returns for the period, those with longer time horizons benefited most from the strong performance of equities given their larger allocations to equity investments.

•

Relative to their respective custom benchmarks, more share classes in the shorter-dated LifePath Index Portfolios underperformed due to their greater exposure to the Bond Index Master Portfolio, in which transaction costs associated with large inflows from shareholder contributions and portfolio rebalancing detracted from results for the period.

Describe recent portfolio activity.

•

Each LifePath Index Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Index Portfolio is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath Index Portfolios were rebalanced in accordance with their updated strategic allocations, and daily cash flows were allocated to the underlying funds and instruments as appropriate.

•	On June 30, 2012, the LifePath Index Portfolios added exposure to global real estate investment trusts (“REITs”) through their investment in an exchange-traded fund.

Describe portfolio positioning at period end.

•	As of period end, each of the LifePath Index Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

The LifePath Index Portfolios are organized as “feeder” funds in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, holds interests in the net assets of its corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to the “LifePath Index Portfolios” are to the feeder funds or the Master Portfolios, as the context requires.

Glidepath Evolution

Under normal circumstances, the asset allocation of each LifePath Index Portfolio (the “LifePath Index Portfolio” or “each LifePath Index Portfolio”) will change over time according to a “glidepath” as each of the LifePath Index Portfolios approaches its respective target date. The glidepath represents the shifting of asset classes over time. Each LifePath Index Portfolio’s asset mix becomes more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Index Portfolio, which may be a primary source of income after retirement. The asset allocation targets are established by a committee of BlackRock investment professionals that includes the portfolio managers. The investment team, including the portfolio managers and this investment committee, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Index Portfolio, and determine whether any changes are required to enable each LifePath Index Portfolio to achieve its investment objective.

Although the asset allocation targets listed for the glidepath are general, long-term targets, BlackRock investment professionals may periodically adjust the proportion of equity and fixed income funds in each LifePath Index Portfolio, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Index Portfolio, reallocations of each LifePath Index Portfolio’s composition to reflect intra-year movement along the glidepath and other factors. In general, such adjustments will be limited, however, BlackRock investment professionals may determine that a greater degree of variation is warranted to protect each LifePath Index Portfolio or achieve each LifePath Index Portfolio’s investment objective.

4	BLACKROCK FUNDS III	DECEMBER 31, 2012

LifePath® Index Retirement Portfolio

Investment Objective

LifePath® Index Retirement Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) now or in the near future may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index Retirement Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	52.9%	9.1%	N/A	10.9%	23.2%	3.9%
1/01/12 to 12/31/12	52.9	9.1	0.2%	11.3	22.5	4.0

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2012

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[1]
Institutional	4.39%	9.16%	5.27%
Investor A	4.25	8.88	5.00
Class K	4.39	9.17	5.29
Barclays US Aggregate Bond Index	1.80	4.21	5.64
Barclays US TIPS Index	2.82	6.98	9.65
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	6.31
LifePath Index Retirement Portfolio Custom Benchmark	4.52	9.35	5.34
MSCI ACWI ex-US IMI Index	13.70	17.04	(2.93)
Russell 1000® Index	6.44	16.42	5.68
Russell 2000® Index	7.20	16.35	1.60

[1]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2012	5

LifePath® Index 2020 Portfolio

Investment Objective

LifePath® Index 2020 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2020 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	37.1%	6.0%	N/A	17.5%	35.7%	3.7%
1/01/12 to 12/31/12	39.0	6.3	1.6%	16.6	32.9	3.6

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2012

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[1]
Institutional	5.55%	11.35%	4.48%
Investor A	5.42	10.98	4.16
Class K	5.66	11.36	4.49
Barclays US Aggregate Bond Index	1.80	4.21	5.64
Barclays US TIPS Index	2.82	6.98	9.65
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	6.31
LifePath Index 2020 Portfolio Custom Benchmark	5.69	11.45	4.51
MSCI ACWI ex-US IMI Index	13.70	17.04	(2.93)
Russell 1000® Index	6.44	16.42	5.68
Russell 2000® Index	7.20	16.35	1.60

[1]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

6	BLACKROCK FUNDS III	DECEMBER 31, 2012

LifePath® Index 2025 Portfolio

Investment Objective

LifePath® Index 2025 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2025 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	30.0%	4.7%	N/A	20.5%	41.2%	3.6%
1/01/12 to 12/31/12	31.9	5.0	2.4%	19.3	38.1	3.3

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2012

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[1]
Institutional	6.13%	12.34%	4.10%
Investor A	6.13	12.12	3.88
Class K	6.14	12.34	4.12
Barclays US Aggregate Bond Index	1.80	4.21	5.64
Barclays US TIPS Index	2.82	6.98	9.65
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	6.31
LifePath Index 2025 Portfolio Custom Benchmark	6.31	12.48	4.19
MSCI ACWI ex-US IMI Index	13.70	17.04	(2.93)
Russell 1000® Index	6.44	16.42	5.68
Russell 2000® Index	7.20	16.35	1.60

[1]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2012	7

LifePath® Index 2030 Portfolio

Investment Objective

LifePath® Index 2030 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2030 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	23.8%	3.5%	N/A	23.1%	46.1%	3.5%
1/01/12 to 12/31/12	25.8	3.8	3.1%	21.6	42.6	3.1

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2012

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[1]
Institutional	6.77%	13.38%	3.89%
Investor A	6.64	13.11	3.63
Class K	6.79	13.28	3.84
Barclays US Aggregate Bond Index	1.80	4.21	5.64
Barclays US TIPS Index	2.82	6.98	9.65
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	6.31
LifePath Index 2030 Portfolio Custom Benchmark	6.84	13.38	3.88
MSCI ACWI ex-US IMI Index	13.70	17.04	(2.93)
Russell 1000® Index	6.44	16.42	5.68
Russell 2000® Index	7.20	16.35	1.60

[1]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

8	BLACKROCK FUNDS III	DECEMBER 31, 2012

LifePath® Index 2035 Portfolio

Investment Objective

LifePath® Index 2035 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2035 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	18.2%	2.4%	N/A	25.4%	50.5%	3.5%
1/01/12 to 12/31/12	20.3	2.6	3.7%	23.7	46.7	3.0

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2012

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[1]
Institutional	7.36%	14.16%	3.58%
Investor A	7.15	13.83	3.29
Class K	7.26	14.07	3.54
Barclays US Aggregate Bond Index	1.80	4.21	5.64
Barclays US TIPS Index	2.82	6.98	9.65
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	6.31
LifePath Index 2035 Portfolio Custom Benchmark	7.33	14.18	3.59
MSCI ACWI ex-US IMI Index	13.70	17.04	(2.93)
Russell 1000® Index	6.44	16.42	5.68
Russell 2000® Index	7.20	16.35	1.60

[1]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2012	9

LifePath® Index 2040 Portfolio

Investment Objective

LifePath® Index 2040 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2040 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	Barclays US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	13.1%	1.3%	N/A	27.6%	54.6%	3.4%
1/01/12 to 12/31/12	15.3	1.6	4.2%	25.6	50.5	2.8

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2012

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[1]
Institutional	7.71%	15.01%	3.31%
Investor A	7.48	14.63	3.00
Class K	7.72	15.03	3.33
Barclays US Aggregate Bond Index	1.80	4.21	5.64
Barclays US TIPS Index	2.82	6.98	9.65
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	6.31
LifePath Index 2040 Portfolio Custom Benchmark	7.77	14.92	3.31
MSCI ACWI ex-US IMI Index	13.70	17.04	(2.93)
Russell 1000® Index	6.44	16.42	5.68
Russell 2000® Index	7.20	16.35	1.60

[1]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

10	BLACKROCK FUNDS III	DECEMBER 31, 2012

LifePath® Index 2045 Portfolio

Investment Objective

LifePath® Index 2045 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2045 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	8.7%	N/A	29.6%	58.3%	3.4%
1/01/12 to 12/31/12	11.2	4.8%	27.4	54.0	2.6

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2012

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[1]
Institutional	8.15%	15.58%	2.87%
Investor A	7.95	15.27	2.60
Class K	8.05	15.61	2.90
Barclays US Aggregate Bond Index	1.80	4.21	5.64
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	6.31
LifePath Index 2045 Portfolio Custom Benchmark	8.18	15.59	3.02
MSCI ACWI ex-US IMI Index	13.70	17.04	(2.93)
Russell 1000® Index	6.44	16.42	5.68
Russell 2000® Index	7.20	16.35	1.60

[1]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2012	11

LifePath® Index 2050 Portfolio

Investment Objective

LifePath® Index 2050 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2050 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	3.3%	N/A	31.6%	61.7%	3.4%
1/01/12 to 12/31/12	5.8	5.3%	29.2	57.1	2.6

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2012

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[1]
Institutional	8.52%	16.35%	2.69%
Investor A	8.42	16.00	2.40
Class K	8.53	16.37	2.71
Barclays US Aggregate Bond Index	1.80	4.21	5.64
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	6.31
LifePath Index 2050 Portfolio Custom Benchmark	8.59	16.25	2.76
MSCI ACWI ex-US IMI Index	13.70	17.04	(2.93)
Russell 1000® Index	6.44	16.42	5.68
Russell 2000® Index	7.20	16.35	1.60

[1]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

12	BLACKROCK FUNDS III	DECEMBER 31, 2012

LifePath® Index 2055 Portfolio

Investment Objective

LifePath® Index 2055 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2055 Portfolio Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	Barclays US Aggregate Bond Index	FTSE EPRA/NAREIT Developed Real Estate Index	MSCI ACWI ex-US IMI Index	Russell 1000® Index	Russell 2000® Index
5/31/11 to 12/31/11	1.0%	N/A	33.2%	59.8%	6.0%
1/01/12 to 12/31/12	1.1	5.9%	31.4	57.4	4.2

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2012

	6-Month	Average Annual Total Returns
	Total Returns	1 Year	Since Inception[1]
Institutional	8.95%	16.78%	2.48%
Investor A	8.85	16.55	2.25
Class K	8.98	16.83	2.52
Barclays US Aggregate Bond Index	1.80	4.21	5.64
FTSE EPRA/NAREIT Developed Real Estate Index	11.25	27.73	6.31
LifePath Index 2055 Portfolio Custom Benchmark	9.00	16.71	2.51
MSCI ACWI ex-US IMI Index	13.70	17.04	(2.93)
Russell 1000® Index	6.44	16.42	5.68
Russell 2000® Index	7.20	16.35	1.60

[1]	The LifePath Index Portfolio commenced operations on May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2012	13

About Portfolio Performance	BlackRock Funds III

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year.

•	Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The LifePath Index Portfolios’ administrator waived and/or reimbursed a portion of each LifePath Index Portfolio’s expenses. Without such waiver and/or reimbursement, each LifePath Index Portfolio’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and service fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The Russell 3000 Index is comprised of the Russell 1000 Index and the Russell 2000 Index, which together represent approximately 98% of the total US equity market. The Barclays US Aggregate Bond Index is an unmanaged market weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency securities with at least one year to maturity. The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization-weighted index that measures the equity market performance of the developed (excluding the US) and emerging investable market universe. The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). The Barclays US Treasury Inflation Protected Securities (TIPS) Index is a rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

The LifePath Index Portfolos’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Index Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Index Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Index Portfolios’ changing asset allocations over time. As of December 31, 2012, the following indexes are used to calculate the LifePath Index Portfolios’ custom benchmarks: Barclays US Aggregate Bond Index, Barclays US TIPS Index, FTSE EPRA/NAREIT Developed Real Estate Index, MSCI ACWI ex-US IMI Index, Russell 1000 Index and Russell 2000 Index.

14	BLACKROCK FUNDS III	DECEMBER 31, 2012

Disclosure of Expenses	BlackRock Funds III

Shareholders of each LifePath Index Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, distribution fees, including 12b-1 fees, service and distribution fees and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012 are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Index Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Index Portfolio and their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Index Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Index Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples
	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath Index Retirement Portfolio
Institutional	$1,000.00	$1,043.90	$0.82	$1,000.00	$1,024.33	$0.81	0.16%
Investor A	$1,000.00	$1,042.50	$2.16	$1,000.00	$1,023.03	$2.14	0.42%
Class K	$1,000.00	$1,043.90	$0.77	$1,000.00	$1,024.38	$0.76	0.15%
LifePath Index 2020 Portfolio
Institutional	$1,000.00	$1,055.50	$0.88	$1,000.00	$1,024.28	$0.87	0.17%
Investor A	$1,000.00	$1,054.20	$2.17	$1,000.00	$1,023.03	$2.14	0.42%
Class K	$1,000.00	$1,056.60	$0.83	$1,000.00	$1,024.33	$0.81	0.16%
LifePath Index 2025 Portfolio
Institutional	$1,000.00	$1,061.30	$0.88	$1,000.00	$1,024.28	$0.87	0.17%
Investor A	$1,000.00	$1,061.30	$2.23	$1,000.00	$1,022.98	$2.19	0.43%
Class K	$1,000.00	$1,061.40	$0.83	$1,000.00	$1,024.33	$0.81	0.16%
LifePath Index 2030 Portfolio
Institutional	$1,000.00	$1,067.70	$0.88	$1,000.00	$1,024.28	$0.87	0.17%
Investor A	$1,000.00	$1,066.40	$2.23	$1,000.00	$1,022.98	$2.19	0.43%
Class K	$1,000.00	$1,067.90	$0.88	$1,000.00	$1,024.28	$0.87	0.17%
LifePath Index 2035 Portfolio
Institutional	$1,000.00	$1,073.60	$0.99	$1,000.00	$1,024.18	$0.97	0.19%
Investor A	$1,000.00	$1,071.50	$2.29	$1,000.00	$1,022.93	$2.24	0.44%
Class K	$1,000.00	$1,072.60	$0.89	$1,000.00	$1,024.28	$0.87	0.17%
LifePath Index 2040 Portfolio
Institutional	$1,000.00	$1,077.10	$0.94	$1,000.00	$1,024.23	$0.92	0.18%
Investor A	$1,000.00	$1,074.80	$2.24	$1,000.00	$1,022.98	$2.19	0.43%
Class K	$1,000.00	$1,077.20	$0.89	$1,000.00	$1,024.28	$0.87	0.17%
LifePath Index 2045 Portfolio
Institutional	$1,000.00	$1,081.50	$1.05	$1,000.00	$1,024.13	$1.02	0.20%
Investor A	$1,000.00	$1,079.50	$2.35	$1,000.00	$1,022.87	$2.29	0.45%
Class K	$1,000.00	$1,080.50	$0.89	$1,000.00	$1,024.28	$0.87	0.17%
LifePath Index 2050 Portfolio
Institutional	$1,000.00	$1,085.20	$1.00	$1,000.00	$1,024.18	$0.97	0.19%
Investor A	$1,000.00	$1,084.20	$2.41	$1,000.00	$1,022.82	$2.34	0.46%
Class K	$1,000.00	$1,085.30	$0.94	$1,000.00	$1,024.23	$0.92	0.18%
LifePath Index 2055 Portfolio
Institutional	$1,000.00	$1,089.50	$1.10	$1,000.00	$1,024.08	$1.07	0.21%
Investor A	$1,000.00	$1,088.50	$2.47	$1,000.00	$1,022.77	$2.39	0.47%
Class K	$1,000.00	$1,089.80	$0.95	$1,000.00	$1,024.23	$0.92	0.18%

[1]

For each class of the LifePath Index Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because each LifePath Index Portfolio invests significantly in a LifePath Index Master Portfolio, the expense examples reflect the net expenses of both the LifePath Index Portfolio and the LifePath Index Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

BLACKROCK FUNDS III	DECEMBER 31, 2012	15

Statements of Assets and Liabilities	BlackRock Funds III

December 31, 2012	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio

Assets
Investments at value — from the applicable LifePath Index Master Portfolio[1]	$201,960,798	$286,962,436	$122,437,487	$205,996,348	$81,751,970
Capital shares sold receivable	107,280	221,849	15,517	99,281	1,716
Receivable from advisor	45,671	63,949	14,754	51,237	17,713
Withdrawals receivable from the Master Portfolio	68,317	—	—	—	64,333
Prepaid expenses	4,028	4,027	4,028	4,029	4,028

Total assets	202,186,094	287,252,261	122,471,786	206,150,895	81,839,760

Liabilities
Contributions payable to the LifePath Index Master Portfolio	—	168,728	14,222	49,727	—
Capital shares redeemed payable	175,597	53,121	1,295	49,554	66,049
Income dividends payable	72,250	49,403	337	47,767	367
Professional fees payable	27,788	27,930	18,251	28,057	27,880
Registration fees payable	23,322	31,966	13,070	22,962	8,758
Capital gain distributions payable	19,841	20,493	200	24,738	252
Transfer agent fees payable	3,954	6,622	3,531	6,147	3,669
Printing fees payable	3,858	4,365	3,041	3,461	3,689
Service fees payable	1,591	3,419	731	2,695	727
Other accrued expenses payable	353	316	298	307	318

Total liabilities	328,554	366,363	54,976	235,415	111,709

Net Assets	$201,857,540	$286,885,898	$122,416,810	$205,915,480	$81,728,051

Net Assets Consist of
Paid-in capital	$193,916,403	$272,893,460	$116,076,651	$193,635,802	$76,783,813
Distributions in excess of net investment income	(141,198)	(173,652)	(71,446)	(115,093)	(43,085)
Accumulated net realized loss allocated from the LifePath Index Master Portfolio	(253,727)	(630,616)	(311,248)	(618,852)	(268,959)
Net unrealized appreciation/depreciation allocated from the LifePath Index Master Portfolio	8,336,062	14,796,706	6,722,853	13,013,623	5,256,282

Net Assets	$201,857,540	$286,885,898	$122,416,810	$205,915,480	$81,728,051

Net Asset Value
Institutional
Net assets	$20,223,222	$19,785,684	$4,843,883	$16,157,778	$1,835,446

Shares outstanding[2]	1,927,225	1,909,417	470,056	1,574,072	179,839

Net asset value	$10.49	$10.36	$10.30	$10.26	$10.21

Investor A
Net assets	$7,967,165	$17,943,545	$3,917,725	$13,908,379	$3,797,626

Shares outstanding[2]	759,441	1,733,397	380,393	1,355,166	372,357

Net asset value	$10.49	$10.35	$10.30	$10.26	$10.20

Class K
Net assets	$173,667,153	$249,156,669	$113,655,202	$175,849,323	$76,094,979

Shares outstanding[2]	16,558,378	24,052,058	11,029,285	17,149,658	7,459,607

Net asset value	$10.49	$10.36	$10.30	$10.25	$10.20

[1] Cost — from the applicable LifePath Index Master Portfolio	$193,624,736	$272,165,730	$115,714,634	$192,982,725	$76,495,688

[2]	No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Assets and Liabilities (concluded)	BlackRock Funds III

December 31, 2012	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio

Assets
Investments at value — from the applicable LifePath Index Master Portfolio[1]	$107,660,333	$33,166,354	$26,026,604	$4,897,566
Capital shares sold receivable	77,197	6,272	119,190	372
Receivable from advisor	30,806	12,442	12,862	9,568
Withdrawals receivable from the Master Portfolio	—	19,840	—	876
Prepaid expenses	4,028	4,028	4,028	4,028

Total assets	107,772,364	33,208,936	26,162,684	4,912,410

Liabilities
Contributions payable to the LifePath Index Master Portfolio	61,834	—	116,243	—
Capital shares redeemed payable	15,363	26,112	2,947	1,249
Income dividends payable	37,132	419	500	16,763
Professional fees payable	27,901	27,869	28,116	27,645
Registration fees payable	11,502	3,250	2,466	270
Capital gain distributions payable	16,111	126	58	—
Transfer agent fees payable	4,762	3,338	3,730	1,637
Printing fees payable	2,575	4,629	4,046	4,906
Service fees payable	1,456	166	197	23
Other accrued expenses payable	297	289	288	288

Total liabilities	178,933	66,198	158,591	52,781

Net Assets	$107,593,431	$33,142,738	$26,004,093	$4,859,629

Net Assets Consist of
Paid-in capital	$100,635,557	$31,138,292	$24,367,824	$4,738,298
Distributions in excess of net investment income	(49,803)	(15,154)	(10,006)	(1,190)
Accumulated net realized loss allocated from the LifePath Index Master Portfolio	(369,762)	(117,102)	(92,586)	(981,973)
Net unrealized appreciation/depreciation allocated from the LifePath Index Master Portfolio	7,377,439	2,136,702	1,738,861	1,104,494

Net Assets	$107,593,431	$33,142,738	$26,004,093	$4,859,629

Net Asset Value
Institutional
Net assets	$9,554,194	$531,501	$1,572,957	$25,166

Shares outstanding[2]	938,263	52,464	155,559	2,503

Net asset value	$10.18	$10.13	$10.11	$10.05

Investor A
Net assets	$7,563,429	$887,275	$1,089,576	$128,885

Shares outstanding[2]	743,372	87,653	107,854	12,829

Net asset value	$10.17	$10.12	$10.10	$10.05

Class K
Net assets	$90,475,808	$31,723,962	$23,341,560	$4,705,578

Shares outstanding[2]	8,889,055	3,130,468	2,308,815	468,112

Net asset value	$10.18	$10.13	$10.11	$10.05

[1] Cost — from the applicable LifePath Index Master Portfolio	$100,282,894	$31,029,652	$24,287,743	$3,793,072

[2]	No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	17

Statements of Operations	BlackRock Funds III

Year Ended December 31, 2012	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Index Master Portfolio:
Dividends — affiliated	$1,445,391	$2,659,629	$1,136,056	$2,418,007	$906,708
Securities lending — affiliated — net	1,411	8,681	2,557	5,555	2,026
Income — affiliated	1,052	1,390	541	928	325
Interest — affiliated	1,148,964	1,179,974	352,488	582,267	151,529
Expenses	(235,651)	(333,922)	(147,200)	(287,748)	(112,092)
Fees waived	57,418	71,120	47,054	83,718	42,721

Total income	2,418,585	3,586,872	1,391,496	2,802,727	991,217

Portfolio Expenses
Administration	35,958	49,132	18,401	35,695	12,184
Service — Investor A	12,382	31,736	2,519	24,752	2,042
Registration	59,793	68,437	49,541	59,433	45,229
Transfer agent — Institutional	5,363	4,288	188	4,611	163
Transfer agent — Investor A	2,239	6,567	446	5,377	939
Transfer agent — Class K	5,720	9,402	6,582	8,561	6,633
Professional	30,738	30,858	20,738	30,698	30,438
Printing	14,045	20,176	720	15,044	8
Offering	26,885	27,362	26,582	26,877	26,942
Miscellaneous	5,842	5,300	5,233	5,270	5,219
Recoupment of past waived fees — class specific	29	29	29	29	40

Total expenses	198,994	253,287	130,979	216,347	129,837
Less administration fees waived	(35,958)	(49,132)	(18,401)	(35,695)	(12,184)
Less transfer agent fees waived — Institutional	(46)	(38)	—	(36)	—
Less transfer agent fees waived — Investor A	(32)	(76)	(11)	(65)	(13)
Less transfer agent fees waived — Class K	(558)	(728)	(304)	(519)	(209)
Less transfer agent fees reimbursed — Institutional	(3,886)	(3,036)	(33)	(3,233)	(49)
Less transfer agent fees reimbursed — Investor A	(1,410)	(4,681)	(227)	(3,842)	(749)
Less transfer agent fees reimbursed — Class K	(5,162)	(8,673)	(6,277)	(8,041)	(6,423)
Less fees reimbursed by administrator	(137,268)	(152,134)	(102,563)	(137,322)	(107,300)

Total expenses after fees waived and reimbursed	14,674	34,789	3,163	27,594	2,910

Net investment income	2,403,911	3,552,083	1,388,333	2,775,133	988,307

Realized and Unrealized Gain Allocated from the Master Portfolios
Net realized gain from investments, financial futures contracts and foreign currency transactions	152,180	234,038	207,730	229,918	175,707
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	8,357,319	14,866,430	6,815,755	13,125,390	5,385,714

Total realized and unrealized gain	8,509,499	15,100,468	7,023,485	13,355,308	5,561,421

Net Increase in Net Assets Resulting from Operations	$10,913,410	$18,652,551	$8,411,818	$16,130,441	$6,549,728

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Operations (concluded)	BlackRock Funds III

Year Ended December 31, 2012	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio

Investment Income
Net investment income allocated from the applicable LifePath Index Master Portfolio:
Dividends — affiliated	$1,451,869	$397,923	$354,608	$81,389
Securities lending — affiliated — net	3,704	1,446	1,293	186
Income — affiliated	464	129	111	25
Interest — affiliated	185,161	34,691	17,294	1,439
Expenses	(157,726)	(64,269)	(60,444)	(37,804)
Fees waived	46,988	37,242	37,105	33,595

Total income	1,530,460	407,162	349,967	78,830

Portfolio Expenses
Administration	18,394	4,667	3,929	858
Service — Investor A	12,308	533	634	128
Registration	47,973	39,721	38,937	36,741
Transfer agent — Institutional	3,494	176	646	94
Transfer agent — Investor A	2,270	273	313	136
Transfer agent — Class K	7,348	6,169	6,769	2,652
Professional	30,498	30,338	30,338	29,918
Printing	6,900	8	8	8
Offering	26,232	26,200	26,157	26,401
Miscellaneous	5,233	5,203	5,202	5,202
Recoupment of past waived fees — class specific	29	—	—	—

Total expenses	160,679	113,288	112,933	102,138
Less administration fees waived	(18,394)	(4,667)	(3,929)	(858)
Less transfer agent fees waived — Institutional	(29)	(11)	—	—
Less transfer agent fees waived — Investor A	(35)	(17)	(23)	—
Less transfer agent fees waived — Class K	(274)	(95)	(87)	(40)
Less transfer agent fees reimbursed — Institutional	(2,506)	(84)	(414)	(83)
Less transfer agent fees reimbursed — Investor A	(1,459)	(194)	(200)	(112)
Less transfer agent fees reimbursed — Class K	(7,073)	(6,074)	(6,681)	(2,612)
Less fees reimbursed by administrator	(116,687)	(100,497)	(99,719)	(96,961)

Total expenses after fees waived and reimbursed	14,222	1,649	1,880	1,472

Net investment income	1,516,238	405,513	348,087	77,358

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolios
Net realized gain (loss) from investments, financial futures contracts and foreign currency transactions	43,112	11,177	(14,447)	(920,352)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency translations	7,521,044	2,293,873	1,912,161	1,282,849

Total realized and unrealized gain	7,564,156	2,305,050	1,897,714	362,497

Net Increase in Net Assets Resulting from Operations	$9,080,394	$2,710,563	$2,245,801	$439,855

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	19

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index Retirement Portfolio		LifePath Index 2020 Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$2,403,911	$32,734	$3,552,083	$30,013
Net realized gain (loss)	152,180	(24,166)	234,038	(35,916)
Net change in unrealized appreciation/depreciation	8,357,319	(21,257)	14,866,430	(69,724)

Net increase (decrease) in net assets resulting from operations	10,913,410	(12,689)	18,652,551	(75,627)

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	(261,808)	(396)	(253,123)	(339)
Investor A	(71,384)	(360)	(199,661)	(305)
Class K	(2,258,479)	(31,237)	(3,321,958)	(26,866)
Net realized gain:
Institutional	(33,512)	—	(53,825)	—
Investor A	(13,220)	—	(49,061)	—
Class K	(288,093)	—	(678,055)	—
Tax return of capital:
Institutional	—	(18)	—	(22)
Investor A	—	(18)	—	(21)
Class K	—	(1,409)	—	(1,670)

Decrease in net assets resulting from dividends and distributions to shareholders	(2,926,496)	(33,438)	(4,555,683)	(29,223)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	191,916,753	2,000,000	270,893,880	2,000,000

Net Assets
Total increase in net assets	199,903,667	1,953,873	284,990,748	1,895,150
Beginning of period	1,953,873	—	1,895,150	—

End of period	$201,857,540	$1,953,873	$286,885,898	$1,895,150

Undistributed (distributions in excess of) net investment income	$(141,198)	$(293)	$(173,652)	$838

[1]	Commencement of operations.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath Index 2025 Portfolio		LifePath Index 2030 Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$1,388,333	$28,408	$2,775,133	$27,262
Net realized gain (loss)	207,730	(38,267)	229,918	(41,867)
Net change in unrealized appreciation/depreciation	6,815,755	(92,902)	13,125,390	(111,767)

Net increase (decrease) in net assets resulting from operations	8,411,818	(102,761)	16,130,441	(126,372)

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	(46,532)	(318)	(233,456)	(297)
Investor A	(29,124)	(282)	(167,955)	(262)
Class K	(1,395,326)	(25,086)	(2,515,902)	(23,449)
Net realized gain:
Institutional	(18,637)	—	(61,189)	—
Investor A	(15,089)	—	(52,788)	—
Class K	(437,200)	—	(667,736)	—
Tax return of capital:
Institutional	—	(21)	—	(22)
Investor A	—	(22)	—	(23)
Class K	—	(1,681)	—	(1,758)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,941,908)	(27,410)	(3,699,026)	(25,811)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	114,077,071	2,000,000	191,636,248	2,000,000

Net Assets
Total increase in net assets	120,546,981	1,869,829	204,067,663	1,847,817
Beginning of period	1,869,829	—	1,847,817	—

End of period	$122,416,810	$1,869,829	$205,915,480	$1,847,817

Undistributed (distributions in excess of) net investment income	$(71,446)	$784	$(115,093)	$1,074

[1]	Commencement of operations.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	21

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath Index 2035 Portfolio		LifePath Index 2040 Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$988,307	$26,244	$1,516,238	$25,305
Net realized gain (loss)	175,707	(45,187)	43,112	(50,650)
Net change in unrealized appreciation/depreciation	5,385,714	(129,432)	7,521,044	(143,605)

Net increase (decrease) in net assets resulting from operations	6,549,728	(148,375)	9,080,394	(168,950)

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	(18,375)	(278)	(155,822)	(261)
Investor A	(27,832)	(244)	(91,979)	(228)
Class K	(988,293)	(22,007)	(1,325,612)	(20,677)
Net realized gain:
Institutional	(8,944)	—	(31,671)	—
Investor A	(18,524)	—	(25,153)	—
Class K	(371,207)	—	(300,713)	—
Tax return of capital:
Institutional	—	(23)	—	(24)
Investor A	—	(23)	—	(24)
Class K	—	(1,774)	—	(1,887)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,433,175)	(24,349)	(1,930,950)	(23,101)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	74,784,086	2,000,136	98,636,038	2,000,000

Net Assets
Total increase in net assets	79,900,639	1,827,412	105,785,482	1,807,949
Beginning of period	1,827,412	—	1,807,949	—

End of period	$81,728,051	$1,827,412	$107,593,431	$1,807,949

Undistributed (distributions in excess of) net investment income	$(43,085)	$1,319	$(49,803)	$1,542

[1]	Commencement of operations.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath Index 2045 Portfolio		LifePath Index 2050 Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$405,513	$24,284	$348,087	$23,716
Net realized gain (loss)	11,177	(56,467)	(14,447)	(58,176)
Net change in unrealized appreciation/depreciation	2,293,873	(157,171)	1,912,161	(173,300)

Net increase (decrease) in net assets resulting from operations	2,710,563	(189,354)	2,245,801	(207,760)

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	(6,138)	(243)	(23,821)	(230)
Investor A	(7,644)	(210)	(9,234)	(225)
Class K	(407,126)	(19,310)	(325,463)	(18,343)
Net realized gain:
Institutional	(1,196)	—	(1,299)	—
Investor A	(1,999)	—	(966)	—
Class K	(71,398)	—	(20,664)	—
Tax return of capital:
Institutional	—	(25)	—	(26)
Investor A	—	(25)	—	(28)
Class K	—	(1,935)	—	(1,984)

Decrease in net assets resulting from dividends and distributions to shareholders	(495,501)	(21,748)	(381,447)	(20,836)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	29,138,778	2,000,000	22,365,225	2,003,110

Net Assets
Total increase in net assets	31,353,840	1,788,898	24,229,579	1,774,514
Beginning of period	1,788,898	—	1,774,514	—

End of period	$33,142,738	$1,788,898	$26,004,093	$1,774,514

Undistributed (distributions in excess of) net investment income	$(15,154)	$1,740	$(10,006)	$1,952

[1]	Commencement of operations.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	23

Statements of Changes in Net Assets (concluded)	BlackRock Funds III

	LifePath Index 2055 Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$77,358	$23,461
Net realized loss	(920,352)	(64,676)
Net change in unrealized appreciation/depreciation	1,282,849	(178,355)

Net increase (decrease) in net assets resulting from operations	439,855	(219,570)

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	(539)	(226)
Investor A	(1,556)	(194)
Class K	(76,957)	(17,983)
Tax return of capital:
Institutional	(7)	(26)
Investor A	(20)	(25)
Class K	(970)	(1,982)

Decrease in net assets resulting from dividends and distributions to shareholders	(80,049)	(20,436)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,739,829	2,000,000

Net Assets
Total increase in net assets	3,099,635	1,759,994
Beginning of period	1,759,994	—

End of period	$4,859,629	$1,759,994

Undistributed net investment income	$(1,190)	$2,003

[1]	Commencement of operations.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights	LifePath Index Retirement Portfolio

	Institutional
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.77		$10.00

Net investment income[2]	0.21		0.16
Net realized and unrealized gain (loss)	0.68		(0.22)

Net increase (decrease) from investment operations	0.89		(0.06)

Dividends and distributions from:[3]
Net investment income	(0.15)		(0.16)
Net realized gain	(0.02)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.17)		(0.17)

Net asset value, end of period	$10.49		$9.77

Total Investment Return[4]
Based on net asset value	9.16%		(0.61)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.38%	[7,8]	6.81% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.16%	[7,8]	0.18% [9,10,11]

Net investment income	2.00%	[7,8]	2.84% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$20,223		$24

Portfolio turnover of the LifePath Index Master Portfolio	1%		1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.06%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.37%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.84%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	25

Financial Highlights (continued)	LifePath Index Retirement Portfolio

	Investor A
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.77		$10.00

Net investment income[2]	0.18		0.15
Net realized and unrealized gain (loss)	0.69		(0.23)

Net increase (decrease) from investment operations	0.87		(0.08)

Dividends and distributions from:[3]
Net investment income	(0.13)		(0.14)
Net realized gain	(0.02)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.15)		(0.15)

Net asset value, end of period	$10.49		$9.77

Total Investment Return[4]
Based on net asset value	8.88%		(0.76)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.81%	[7,8]	7.06% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.41%	[7,8]	0.43% [9,10,11]

Net investment income	1.71%	[7,8]	2.58% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$7,967		$24

Portfolio turnover of the LifePath Index Master Portfolio	1%		1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.13%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.37%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.10%.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (concluded)	LifePath Index Retirement Portfolio

	Class K
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.77		$10.00

Net investment income[2]	0.21		0.16
Net realized and unrealized gain (loss)	0.69		(0.22)

Net increase (decrease) from investment operations	0.90		(0.06)

Dividends and distributions from:[3]
Net investment income	(0.16)		(0.16)
Net realized gain	(0.02)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.18)		(0.17)

Net asset value, end of period	$10.49		$9.77

Total Investment Return[4]
Based on net asset value	9.17%		(0.59)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.28%	[7,8]	6.71% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.15%	[7,8]	0.15% [9,10,11]

Net investment income	2.02%	[7,8]	2.87% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$173,667		$1,905

Portfolio turnover of the LifePath Index Master Portfolio	1%		1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.38%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.74%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	27

Financial Highlights	LifePath Index 2020 Portfolio

	Institutional
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.48		$10.00

Net investment income[2]	0.22		0.15
Net realized and unrealized gain (loss)	0.85		(0.53)

Net increase (decrease) from investment operations	1.07		(0.38)

Dividends and distributions from:[3]
Net investment income	(0.16)		(0.13)
Net realized gain	(0.03)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.19)		(0.14)

Net asset value, end of period	$10.36		$9.48

Total Investment Return[4]
Based on net asset value	11.35%		(3.72)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.36%	[7,8]	6.91% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.17%	[7,8]	0.20% [9,10,11]

Net investment income	2.14%	[7,8]	2.66% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$19,786		$24

Portfolio turnover of the LifePath Index Master Portfolio	1%		1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.06%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.03%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.48%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.94%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath Index 2020 Portfolio

	Investor A
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.48		$10.00

Net investment income[2]	0.19		0.13
Net realized and unrealized gain (loss)	0.85		(0.52)

Net increase (decrease) from investment operations	1.04		(0.39)

Dividends and distributions from:[3]
Net investment income	(0.14)		(0.12)
Net realized gain	(0.03)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.17)		(0.13)

Net asset value, end of period	$10.35		$9.48

Total Investment Return[4]
Based on net asset value	10.98%		(3.87)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.68%	[7,8]	7.16% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.42%	[7,8]	0.46% [9,10,11]

Net investment income	1.85%	[7,8]	2.42% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$17,944		$24

Portfolio turnover of the LifePath Index Master Portfolio	1%		1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.08%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.03%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.48%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	29

Financial Highlights (concluded)	LifePath Index 2020 Portfolio

	Class K
	YearEnded December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.48		$10.00

Net investment income[2]	0.22		0.15
Net realized and unrealized gain (loss)	0.85		(0.52)

Net increase (decrease) from investment operations	1.07		(0.37)

Dividends and distributions from:[3]
Net investment income	(0.16)		(0.14)
Net realized gain	(0.03)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.19)		(0.15)

Net asset value, end of period	$10.36		$9.48

Total Investment Return[4]
Based on net asset value	11.36%		(3.71)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.28%	[7,8]	6.81% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.16%	[7,8]	0.18% [9,10,11]

Net investment income	2.20%	[7,8]	2.70% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$249,157		$1,848

Portfolio turnover of the LifePath Index Master Portfolio	1%		1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.03%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.48%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.84%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights	LifePath Index 2025 Portfolio

	Institutional
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.35		$10.00

Net investment income[2]	0.23		0.14
Net realized and unrealized gain (loss)	0.92		(0.65)

Net increase (decrease) from investment operations	1.15		(0.51)

Dividends and distributions from:[3]
Net investment income	(0.16)		(0.13)
Net realized gain	(0.04)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.20)		(0.14)

Net asset value, end of period	$10.30		$9.35

Total Investment Return[4]
Based on net asset value	12.34%		(5.12)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.51%	[7,8]	6.97% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.18%	[7,8]	0.21% [9,10,11]

Net investment income	2.26%	[7,8]	2.55% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$4,844		$23

Portfolio turnover of the LifePath Index Master Portfolio	0%	[13]	0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.12%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.03%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.53%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.99%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	31

Financial Highlights (continued)	LifePath Index 2025 Portfolio

	Investor A
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.35		$10.00

Net investment income[2]	0.22		0.13
Net realized and unrealized gain (loss)	0.91		(0.66)

Net increase (decrease) from investment operations	1.13		(0.53)

Dividends and distributions from:[3]
Net investment income	(0.14)		(0.11)
Net realized gain	(0.04)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.18)		(0.12)

Net asset value, end of period	$10.30		$9.35

Total Investment Return[4]
Based on net asset value	12.12%		(5.26)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.85%	[7,8]	7.22% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.44%	[7,8]	0.46% [9,10,11]

Net investment income	2.21%	[7,8]	2.30% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$3,918		$23

Portfolio turnover of the LifePath Index Master Portfolio	0%	[13]	0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.13%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.03%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.53%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.24%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (concluded)	LifePath Index 2025 Portfolio

	Class K
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.35		$10.00

Net investment income[2]	0.23		0.14
Net realized and unrealized gain (loss)	0.92		(0.65)

Net increase (decrease) from investment operations	1.15		(0.51)

Dividends and distributions from:[3]
Net investment income	(0.16)		(0.13)
Net realized gain	(0.04)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.20)		(0.14)

Net asset value, end of period	$10.30		$9.35

Total Investment Return[4]
Based on net asset value	12.34%		(5.10)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.37%	[7,8]	6.87% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.16%	[7,8]	0.18% [9,10,11]

Net investment income	2.26%	[7,8]	2.58% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$113,655		$1,823

Portfolio turnover of the LifePath Index Master Portfolio	0%	[13]	0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.07%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.03%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.53%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.89%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	33

Financial Highlights	LifePath Index 2030 Portfolio

	Institutional
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.24		$10.00

Net investment income[2]	0.23		0.13
Net realized and unrealized gain (loss)	1.00		(0.76)

Net increase (decrease) from investment operations	1.23		(0.63)

Dividends and distributions from:[3]
Net investment income	(0.17)		(0.12)
Net realized gain	(0.04)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.21)		(0.13)

Net asset value, end of period	$10.26		$9.24

Total Investment Return[4]
Based on net asset value	13.38%		(6.30)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.41%	[7,8]	7.04% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.18%	[7,8]	0.22% [9,10,11]

Net investment income	2.27%	[7,8]	2.47% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$16,158		$23

Portfolio turnover of the LifePath Index Master Portfolio	2%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.07%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.57%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.06%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath Index 2030 Portfolio

	Investor A
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.24		$10.00

Net investment income[2]	0.20		0.12
Net realized and unrealized gain (loss)	1.01		(0.77)

Net increase (decrease) from investment operations	1.21		(0.65)

Dividends and distributions from:[3]
Net investment income	(0.15)		(0.10)
Net realized gain	(0.04)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.19)		(0.11)

Net asset value, end of period	$10.26		$9.24

Total Investment Return[4]
Based on net asset value	13.11%		(6.44)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.72%	[7,8]	7.29% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.44%	[7,8]	0.47% [9,10,11]

Net investment income	1.99%	[7,8]	2.22% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$13,908		$23

Portfolio turnover of the LifePath Index Master Portfolio	2%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.09%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.57%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.32%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	35

Financial Highlights (concluded)	LifePath Index 2030 Portfolio

	Class K
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.24		$10.00

Net investment income[2]	0.24		0.14
Net realized and unrealized gain (loss)	0.98		(0.77)

Net increase (decrease) from investment operations	1.22		(0.63)

Dividends and distributions from:[3]
Net investment income	(0.17)		(0.12)
Net realized gain	(0.04)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.21)		(0.13)

Net asset value, end of period	$10.25		$9.24

Total Investment Return[4]
Based on net asset value	13.28%		(6.28)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.31%	[7,8]	6.94% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.17%	[7,8]	0.19% [9,10,11]

Net investment income	2.37%	[7,8]	2.50% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$175,849		$1,802

Portfolio turnover of the LifePath Index Master Portfolio	2%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.05%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.57%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 6.96%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights	LifePath Index 2035 Portfolio

	Institutional
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.14		$10.00

Net investment income[2]	0.25		0.13
Net realized and unrealized gain (loss)	1.04		(0.87)

Net increase (decrease) from investment operations	1.29		(0.74)

Dividends and distributions from:[3]
Net investment income	(0.17)		(0.11)
Net realized gain	(0.05)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.22)		(0.12)

Net asset value, end of period	$10.21		$9.14

Total Investment Return[4]
Based on net asset value	14.16%		(7.37)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.86%	[7,8]	7.12% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.20%	[7,8]	0.23% [9,10,11]

Net investment income	2.52%	[7,8]	2.40% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$1,835		$23

Portfolio turnover of the LifePath Index Master Portfolio	1%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.21%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.61%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.15%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	37

Financial Highlights (continued)	LifePath Index 2035 Portfolio

	Investor A
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.14		$10.00

Net investment income[2]	0.26		0.12
Net realized and unrealized gain (loss)	1.00		(0.87)

Net increase (decrease) from investment operations	1.26		(0.75)

Dividends and distributions from:[3]
Net investment income	(0.15)		(0.10)
Net realized gain	(0.05)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.20)		(0.11)

Net asset value, end of period	$10.20		$9.14

Total Investment Return[4]
Based on net asset value	13.83%		(7.52)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.89%	[7,8]	7.47% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.45%	[7,8]	0.48% [9,10,11]

Net investment income	2.59%	[7,8]	2.14% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$3,798		$23

Portfolio turnover of the LifePath Index Master Portfolio	1%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.09%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.61%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.50%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (concluded)	LifePath Index 2035 Portfolio

	Class K
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.14		$10.00

Net investment income[2]	0.24		0.13
Net realized and unrealized gain (loss)	1.04		(0.87)

Net increase (decrease) from investment operations	1.28		(0.74)

Dividends and distributions from:[3]
Net investment income	(0.17)		(0.11)
Net realized gain	(0.05)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.22)		(0.12)

Net asset value, end of period	$10.20		$9.14

Total Investment Return[4]
Based on net asset value	14.07%		(7.35)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.48%	[7,8]	7.02% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.17%	[7,8]	0.19% [9,10,11]

Net investment income	2.43%	[7,8]	2.43% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$76,095		$1,782

Portfolio turnover of the LifePath Index Master Portfolio	1%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.10%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.61%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.05%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	39

Financial Highlights	LifePath Index 2040 Portfolio

	Institutional
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.04		$10.00

Net investment income[2]	0.23		0.13
Net realized and unrealized gain (loss)	1.12		(0.98)

Net increase (decrease) from investment operations	1.35		(0.85)

Dividends and distributions from:[3]
Net investment income	(0.18)		(0.10)
Net realized gain	(0.03)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.21)		(0.11)

Net asset value, end of period	$10.18		$9.04

Total Investment Return[4]
Based on net asset value	15.01%		(8.44)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.53%	[7,8]	7.17% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.19%	[7,8]	0.23% [9,10,11]

Net investment income	2.36%	[7,8]	2.34% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$9,554		$23

Portfolio turnover of the LifePath Index Master Portfolio	3%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.11%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.65%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath Index 2040 Portfolio

	Investor A
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.04		$10.00

Net investment income[2]	0.21		0.11
Net realized and unrealized gain (loss)	1.11		(0.97)

Net increase (decrease) from investment operations	1.32		(0.86)

Dividends and distributions from:[3]
Net investment income	(0.16)		(0.09)
Net realized gain	(0.03)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.19)		(0.10)

Net asset value, end of period	$10.17		$9.04

Total Investment Return[4]
Based on net asset value	14.63%		(8.58)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.85%	[7,8]	7.42% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.45%	[7,8]	0.48% [9,10,11]

Net investment income	2.13%	[7,8]	2.08% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$7,563		$23

Portfolio turnover of the LifePath Index Master Portfolio	3%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.14%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.65%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.45%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	41

Financial Highlights (concluded)	LifePath Index 2040 Portfolio

	Class K
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$9.04		$10.00

Net investment income[2]	0.25		0.13
Net realized and unrealized gain (loss)	1.10		(0.97)

Net increase (decrease) from investment operations	1.35		(0.84)

Dividends and distributions from:[3]
Net investment income	(0.18)		(0.11)
Net realized gain	(0.03)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.21)		(0.12)

Net asset value, end of period	$10.18		$9.04

Total Investment Return[4]
Based on net asset value	15.03%		(8.42)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.39%	[7,8]	7.06% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.18%	[7,8]	0.20% [9,10,11]

Net investment income	2.52%	[7,8]	2.36% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$90,476		$1,763

Portfolio turnover of the LifePath Index Master Portfolio	3%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.07%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.65%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.09%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights	LifePath Index 2045 Portfolio

	Institutional
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.94		$10.00

Net investment income[2]	0.26		0.12
Net realized and unrealized gain (loss)	1.13		(1.07)

Net increase (decrease) from investment operations	1.39		(0.95)

Dividends and distributions from:[3]
Net investment income	(0.18)		(0.10)
Net realized gain	(0.02)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.20)		(0.11)

Net asset value, end of period	$10.13		$8.94

Total Investment Return[4]
Based on net asset value	15.58%		(9.51)%[5]

Ratios to Average Net Assets[6]
Total expenses	1.35%	[7,8]	7.23% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.22%	[7,8]	0.24% [9,10,11]

Net investment income	2.64%	[7,8]	2.26% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$532		$22

Portfolio turnover of the LifePath Index Master Portfolio	2%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.36%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.69%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.25%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	43

Financial Highlights (continued)	LifePath Index 2045 Portfolio

	Investor A
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.94		$10.00

Net investment income[2]	0.27		0.11
Net realized and unrealized gain (loss)	1.09		(1.08)

Net increase (decrease) from investment operations	1.36		(0.97)

Dividends and distributions from:[3]
Net investment income	(0.16)		(0.08)
Net realized gain	(0.02)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.18)		(0.09)

Net asset value, end of period	$10.12		$8.94

Total Investment Return[4]
Based on net asset value	15.27%		(9.64)%[5]

Ratios to Average Net Assets[6]
Total expenses	1.39%	[7,8]	7.48% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.46%	[7,8]	0.49% [9,10,11]

Net investment income	2.75%	[7,8]	2.00% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$887		$22

Portfolio turnover of the LifePath Index Master Portfolio	2%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.25%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.69%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.50%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (concluded)	LifePath Index 2045 Portfolio

	Class K
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.94		$10.00

Net investment income[2]	0.26		0.12
Net realized and unrealized gain (loss)	1.13		(1.07)

Net increase (decrease) from investment operations	1.39		(0.95)

Dividends and distributions from:[3]
Net investment income	(0.18)		(0.10)
Net realized gain	(0.02)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.20)		(0.11)

Net asset value, end of period	$10.13		$8.94

Total Investment Return[4]
Based on net asset value	15.61%		(9.49)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.89%	[7,8]	7.12% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.18%	[7,8]	0.21% [9,10,11]

Net investment income	2.60%	[7,8]	2.29% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$31,724		$1,744

Portfolio turnover of the LifePath Index Master Portfolio	2%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.24%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.69%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.15%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	45

Financial Highlights	LifePath Index 2050 Portfolio

	Institutional
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.86		$10.00

Net investment income[2]	0.24		0.12
Net realized and unrealized gain (loss)	1.21		(1.16)

Net increase (decrease) from investment operations	1.45		(1.04)

Dividends and distributions from:[3]
Net investment income	(0.19)		(0.09)
Net realized gain	(0.01)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.20)		(0.10)

Net asset value, end of period	$10.11		$8.86

Total Investment Return[4]
Based on net asset value	16.35%		(10.36)%[5]

Ratios to Average Net Assets[6]
Total expenses	1.55%	[7,8]	7.27% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.21%	[7,8]	0.24% [9,10,11]

Net investment income	2.44%	[7,8]	2.22% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$1,573		$22

Portfolio turnover of the LifePath Index Master Portfolio	3%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.47%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.71%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.30%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	LifePath Index 2050 Portfolio

	Investor A
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.86		$10.00

Net investment income[2]	0.28		0.10
Net realized and unrealized gain (loss)	1.14		(1.15)

Net increase (decrease) from investment operations	1.42		(1.05)

Dividends and distributions from:[3]
Net investment income	(0.17)		(0.08)
Net realized gain	(0.01)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.18)		(0.09)

Net asset value, end of period	$10.10		$8.86

Total Investment Return[4]
Based on net asset value	16.00%		(10.49)%[5]

Ratios to Average Net Assets[6]
Total expenses	1.33%	[7,8]	7.69% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.47%	[7,8]	0.49% [9,10,11]

Net investment income	2.86%	[7,8]	1.97% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$1,090		$25

Portfolio turnover of the LifePath Index Master Portfolio	3%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.22%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.71%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.71%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	47

Financial Highlights (concluded)	LifePath Index 2050 Portfolio

	Class K
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.86		$10.00

Net investment income[2]	0.26		0.12
Net realized and unrealized gain (loss)	1.19		(1.16)

Net increase (decrease) from investment operations	1.45		(1.04)

Dividends and distributions from:[3]
Net investment income	(0.19)		(0.09)
Net realized gain	(0.01)		—
Tax return of capital	—		(0.01)

Total dividends and distributions	(0.20)		(0.10)

Net asset value, end of period	$10.11		$8.86

Total Investment Return[4]
Based on net asset value	16.37%		(10.34)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.99%	[7,8]	7.17% [9,10,11,12]

Total expenses after fees waived and/or reimbursed	0.19%	[7,8]	0.21% [9,10,11]

Net investment income	2.67%	[7,8]	2.25% [9,10,11]

Supplemental Data
Net assets, end of period (000)	$23,342		$1,727

Portfolio turnover of the LifePath Index Master Portfolio	3%		0% [13]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.27%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.71%.

[11]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[12]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.19%.

[13]	Rounds to less than 1%.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights	LifePath Index 2055 Portfolio

	Institutional
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.80		$10.00

Net investment income[2]	0.24		0.12
Net realized and unrealized gain (loss)	1.23		(1.22)

Net increase (decrease) from investment operations	1.47		(1.10)

Dividends and distributions from:[3]
Net investment income	(0.22)		(0.09)
Tax return of capital	(0.00)[4]		(0.01)

Total dividends and distributions	(0.22)		(0.10)

Net asset value, end of period	$10.05		$8.80

Total Investment Return[5]
Based on net asset value	16.78%		(10.98)%[6]

Ratios to Average Net Assets[7]
Total expenses	4.43%	[8,9]	7.32% [10,11,12,13]

Total expenses after fees waived and/or reimbursed	0.24%	[8,9]	0.24% [10,11,13]

Net investment income	2.46%	[8,9]	2.21% [10,11,13]

Supplemental Data
Net assets, end of period (000)	$25		$22

Portfolio turnover of the LifePath Index Master Portfolio	8%		0% [14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.36%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.73%.

[12]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[13]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.34%.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	49

Financial Highlights (continued)	LifePath Index 2055 Portfolio

	Investor A
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.80		$10.00

Net investment income[2]	0.25		0.10
Net realized and unrealized gain (loss)	1.20		(1.21)

Net increase (decrease) from investment operations	1.45		(1.11)

Dividends and distributions from:[3]
Net investment income	(0.20)		(0.08)
Tax return of capital	(0.00)[4]		(0.01)

Total dividends and distributions	(0.20)		(0.09)

Net asset value, end of period	$10.05		$8.80

Total Investment Return[5]
Based on net asset value	16.55%		(11.11)%[6]

Ratios to Average Net Assets[7]
Total expenses	3.98%	[8,9]	7.57% [10,11,12,13]

Total expenses after fees waived and/or reimbursed	0.49%	[8,9]	0.49% [10,11,13]

Net investment income	2.60%	[8,9]	1.95% [10,11,13]

Supplemental Data
Net assets, end of period (000)	$129		$22

Portfolio turnover of the LifePath Index Master Portfolio	8%		0% [14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.05%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.73%.

[12]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[13]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.59%.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (concluded)	LifePath Index 2055 Portfolio

	Class K
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$8.80		$10.00

Net investment income[2]	0.26		0.12
Net realized and unrealized gain (loss)	1.21		(1.22)

Net increase (decrease) from investment operations	1.47		(1.10)

Dividends and distributions from:[3]
Net investment income	(0.22)		(0.09)
Tax return of capital	(0.00)[4]		(0.01)

Total dividends and distributions	(0.22)		(0.10)

Net asset value, end of period	$10.05		$8.80

Total Investment Return[5]
Based on net asset value	16.83%		(10.96)%[6]

Ratios to Average Net Assets[7]
Total expenses	3.71%	[8,9]	7.21% [10,11,12,13]

Total expenses after fees waived and/or reimbursed	0.19%	[8,9]	0.21% [10,11,13]

Net investment income	2.71%	[8,9]	2.24% [10,11,13]

Supplemental Data
Net assets, end of period (000)	$4,706		$1,716

Portfolio turnover of the LifePath Index Master Portfolio	8%		0% [14]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Amount is greater than ($0.00) per share.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[8]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.18%.

[9]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[10]	Annualized.

[11]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.74%.

[12]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[13]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.22%.

[14]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	51

Notes to Financial Statements	BlackRock Funds III

1. Organization and Significant Accounting Policies:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio (each, a “LifePath Index Portfolio” and collectively, the “LifePath Index Portfolios”) are each a series of the Trust. The LifePath Index Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. Each LifePath Index Portfolio seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”). Each LifePath Index Master Portfolio has the same or a substantially similar investment objective as its corresponding LifePath Index Portfolio. The performance of a LifePath Index Portfolio is directly affected by the performance of its corresponding LifePath Index Master Portfolio.

The value of each LifePath Index Portfolio’s investment in its corresponding LifePath Index Master Portfolio reflects that LifePath Index Portfolio’s proportionate interest in the net assets of its corresponding LifePath Index Master Portfolio (99.99%, 99.99%, 99.99%, 99.99%, 99.99%, 99.99%, 99.97%, 99.96% and 99.79% for the LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio, respectively, as of December 31, 2012).

Each LifePath Index Portfolio offers multiple classes of shares. Institutional, Investor A and Class K Shares are sold without a sales charge. Institutional and Class K Shares are available only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the LifePath Index Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Index Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Portfolios’ policy is to fair value their financial instruments at market value. Each LifePath Index Portfolio records its investments in the applicable LifePath Index Master Portfolio at fair value based on the LifePath Index Portfolio’s proportionate interest in the net assets of the LifePath Index Master Portfolio. Valuation of securities held by the LifePath Index Master Portfolios is discussed in Note 1 of the LifePath Index Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Index Master Portfolio are accounted on a trade date basis. Each LifePath Index Portfolio records daily its proportionate share of its LifePath Index Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Index Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a LifePath Index Portfolio’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a LifePath Index Portfolio’s taxable income and net capital gains, but not in excess of a LifePath Index Portfolio’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the LifePath Index Portfolios’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Index Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Index Portfolio’s US federal tax returns remains open for the year ended December 31, 2012 and for the period ended December 31, 2011. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations. BlackRock Fund Advisors (“BFA”) reimbursed the LifePath Index Portfolios which are shown as expenses reimbursed by advisor in the Statements of Operations, for the following amounts:

LifePath Index Retirement Portfolio	$137,268
LifePath Index 2020 Portfolio	$152,134
LifePath Index 2025 Portfolio	$102,563
LifePath Index 2030 Portfolio	$137,322
LifePath Index 2035 Portfolio	$107,300
LifePath Index 2040 Portfolio	$116,687
LifePath Index 2045 Portfolio	$100,497
LifePath Index 2050 Portfolio	$99,719
LifePath Index 2055 Portfolio	$96,961

52	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (continued)	BlackRock Funds III

Other: Expenses directly related to a LifePath Index Portfolio or its classes are charged to that LifePath Index Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the LifePath Index Portfolios and other shared expenses pro rated to the LifePath Index Portfolios are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the LifePath Index Portfolios, entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”) (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC is entitled to receive for these administration services an annual fee of 0.03% based on the average daily net assets of each LifePath Index Portfolio. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as each LifePath Index Portfolio’s administrator and entered into an Administration Agreement with the Trust, on behalf of each LifePath Index Portfolio, on similar terms.

From time to time, BAL may waive and previously BTC waived such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Index Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate and previously BTC delegated certain of its administration duties to sub-administrators.

BFA, BTC and BAL contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows: 0.10% for Institutional, 0.35% for Investor A and 0.05% for Class K until May 1, 2013. A LifePath Index Portfolio may have to repay some of these waivers and reimbursements to BFA, BTC and BAL in the following two years. The agreement may be terminated upon 90 days notice by a majority of the non-interested trustees of the Trust or by a vote of majority of the outstanding voting shares.

These amounts waived or reimbursed are included in fees reimbursed by administrator, and shown as transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations. For the year ended December 31, 2012, the amounts included in fees reimbursed by administrator were as follows:

LifePath Index Retirement Portfolio	$10,458
LifePath Index 2020 Portfolio	$16,390
LifePath Index 2025 Portfolio	$6,537
LifePath Index 2030 Portfolio	$15,116
LifePath Index 2035 Portfolio	$7,221
LifePath Index 2040 Portfolio	$11,038
LifePath Index 2045 Portfolio	$6,352
LifePath Index 2050 Portfolio	$7,295
LifePath Index 2055 Portfolio	$2,807

If during a LifePath Index Portfolio’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal periods received a waiver or reimbursement from BAL and previously BTC, are less than the expense limit for that share class, BAL is entitled and previously BTC was entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during the prior two fiscal periods under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the LifePath Index Portfolio, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) BAL and previously BTC or an affiliate continues to serve as the LifePath Index Portfolio’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BAL and previously BTC becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BAL and previously BTC shall be calculated by reference to the expense limit for that share class in effect at the time BAL and previously BTC became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended December 31, 2012, BTC and BAL recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	BTC	BAL
LifePath Index Retirement Portfolio
Institutional	$15	—
Investor A	$14	—
LifePath Index 2020 Portfolio
Institutional	$15	—
Investor A	$14	—
LifePath Index 2025 Portfolio
Institutional	$11	$4
Investor A	$9	$5
LifePath Index 2030 Portfolio
Institutional	$14	—
Investor A	$15	—
LifePath Index 2035 Portfolio
Institutional	—	$14
Investor A	—	$26
LifePath Index 2040 Portfolio
Institutional	$15	—
Investor A	$14	—

On December 31, 2012, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring December 31,
	2013	2014
	BTC	BTC	BAL
LifePath Index Retirement Portfolio
Fund level	$74,386	$63,411	$109,815
Institutional	—	$1	$3,931
Investor A	—	$1	$1,441
Class k	$346	$162	$5,558
LifePath Index 2020 Portfolio
Fund level	$73,478	$66,273	$134,993
Institutional	—	$1	$3,073
Investor A	—	$1	$4,756
Class k	$346	$162	$9,239

BLACKROCK FUNDS III	DECEMBER 31, 2012	53

Notes to Financial Statements (continued)	BlackRock Funds III

	Expiring December 31,
	2013	2014
	BTC	BTC	BAL
LifePath Index 2025 Portfolio
Fund level	$73,205	$58,004	$62,960
Institutional	—	$3	$30
Investor A	—	$1	$237
Class k	$346	$159	$6,422
LifePath Index 2030 Portfolio
Fund level	$73,292	$63,227	$109,790
Institutional	—	$1	$3,268
Investor A	—	$1	$3,906
Class k	$346	$162	$8,398
LifePath Index 2035 Portfolio
Fund level	$73,331	$57,339	$62,145
Institutional	—	$3	$46
Investor A	—	$30	$733
Class k	$345	$160	$6,472
LifePath Index 2040 Portfolio
Fund level	$73,077	$59,087	$75,994
Institutional	—	$1	$2,534
Investor A	—	$1	$1,493
Class k	$345	$155	$7,192
LifePath Index 2045 Portfolio
Fund level	$73,053	$55,569	$49,596
Institutional	$15	$10	$85
Investor A	$15	$31	$179
Class k	$345	$160	$6,009
LifePath Index 2050 Portfolio
Fund level	$73,040	$55,597	$48,051
Institutional	$14	$1	$413
Investor A	$39	$52	$171
Class k	$346	$163	$6,605
LifePath Index 2055 Portfolio
Fund level	$73,115	$55,312	$42,507
Institutional	$15	$19	$64
Investor A	$14	$23	$89
Class k	$345	$139	$2,512

The Trust, on behalf of the LifePath Index Portfolios, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, each LifePath Index Portfolio pays BRIL ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing services to each LifePath Index Portfolio. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to Investor A shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the LifePath Index Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the LifePath Index Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of LifePath Index Portfolio shares. These amounts are included in transfer agent — class specific in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The LifePath Index Portfolios reimburse BAL for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to the reclassification of distributions were reclassified to the following accounts:

	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
Paid-in capital	$1,095	$1,293	$1,304	$1,357	$1,411	$1,454	$1,499	$1,527	$1,498
Distributions in excess of net investment income	$46,855	$48,169	$10,419	$26,013	$1,789	$5,830	$(1,499)	$(1,527)	$(1,498)
Accumulated net realized loss allocated from the LifePath Index Master Portfolio	$(47,950)	$(49,462)	$(11,723)	$(27,370)	$(3,200)	$(7,284)	—	—	—

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

		LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
Ordinary income	12/31/12	$2,692,796	$4,107,098	$1,696,755	$3,316,768	$1,243,349	$1,750,697	$456,733	$368,966	$79,053
	12/31/11	31,993	27,510	25,686	24,008	22,529	21,166	19,763	18,798	18,403
Long-term capital gains	12/31/12	233,700	448,585	245,153	382,258	189,826	180,253	38,768	12,481	—
Tax return of capital	12/31/12	—	—	—	—	—	—	—	—	996
	12/31/11	1,445	1,713	1,724	1,803	1,820	1,935	1,985	2,038	2,033

Total	12/31/12	$2,926,496	$4,555,683	$1,941,908	$3,699,026	$1,433,175	$1,930,950	$495,501	$381,447	$80,049

	12/31/11	$33,438	$29,223	$27,410	$25,811	$24,349	$23,101	$21,748	$20,836	$20,436

54	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (continued)	BlackRock Funds III

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
Undistributed ordinary income	—	—	—	$3,599	$13,730	$22,687	$7,474	$7,497	—
Undistributed long-term capital gains	$237,571	$449,894	$220,895	428,177	179,584	236,233	70,830	54,938	—
Capital loss carryforwards	—	—	—	—	—	—	—	—	$(145,270)
Net unrealized gains[1]	7,768,049	13,564,740	6,119,264	11,847,902	4,750,924	6,698,954	1,926,142	1,573,834	270,715
Qualified late-year losses[2]	(64,483)	(22,196)	—	—	—	—	—	—	(4,114)

Total	$7,941,137	$13,992,438	$6,340,159	$12,279,678	$4,944,238	$6,957,874	$2,004,446	$1,636,269	$121,331

[1]	The differences between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

[2]	The LifePath Index Portfolios have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2013.

As of December 31, 2012, the LifePath Index 2055 Portfolio had capital loss carryforwards with no expiration dates, available to offset future realized capital gains of $145,270.

During the year ended December 31, 2012, LifePath Index Portfolios listed below utilized the following amounts of their respective capital loss carryforwards:

LifePath Index Retirement Portfolio	$17,339
LifePath Index 2020 Portfolio	$22,825
LifePath Index 2025 Portfolio	$25,169
LifePath Index 2030 Portfolio	$27,192
LifePath Index 2035 Portfolio	$29,014
LifePath Index 2040 Portfolio	$30,742
LifePath Index 2045 Portfolio	$29,378
LifePath Index 2050 Portfolio	$34,324

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011
LifePath Index Retirement Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,346,217	$24,115,637	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	9,339	97,595	—	—
Shares redeemed	(430,831)	(4,418,911)	—	—

Net increase	1,924,725	$19,794,321	2,500	$25,000

Investor A
Shares sold	975,316	$9,874,184	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	8,071	84,239	—	—
Shares redeemed	(226,446)	(2,319,458)	—	—

Net increase	756,941	$7,638,965	2,500	$25,000

Class K
Shares sold	17,830,262	$179,573,432	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	244,068	2,543,045	—	—
Shares redeemed	(1,710,952)	(17,633,010)	—	—

Net increase	16,363,378	$164,483,467	195,000	$1,950,000

Total Net Increase	19,045,044	$191,916,753	200,000	$2,000,000

[1]	Commencement of operations.

BLACKROCK FUNDS III	DECEMBER 31, 2012	55

Notes to Financial Statements (continued)	BlackRock Funds III

	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011
LifePath Index 2020 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,239,380	$22,661,709	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	16,463	169,675	—	—
Shares redeemed	(348,926)	(3,544,273)	—	—

Net increase	1,906,917	$19,287,111	2,500	$25,000

Investor A
Shares sold	1,961,732	$19,270,872	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	24,164	248,301	—	—
Shares redeemed	(254,999)	(2,571,734)	—	—

Net increase	1,730,897	$16,947,439	2,500	$25,000

Class K
Shares sold	24,558,594	$241,633,100	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	388,823	3,995,761	—	—
Shares redeemed	(1,090,359)	(10,969,531)	—	—

Net increase	23,857,058	$234,659,330	195,000	$1,950,000

Total Net Increase	27,494,872	$270,893,880	200,000	$2,000,000

LifePath Index 2025 Portfolio
Institutional
Shares sold	509,320	$5,193,652	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	6,295	64,669	—	—
Shares redeemed	(48,059)	(494,153)	—	—

Net increase	467,556	$4,764,168	2,500	$25,000

Investor A
Shares sold	447,523	$4,530,663	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	4,256	43,760	—	—
Shares redeemed	(73,886)	(743,353)	—	—

Net increase	377,893	$3,831,070	2,500	$25,000

Class K
Shares sold	11,248,567	$109,513,473	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	178,559	1,827,580	—	—
Shares redeemed	(592,841)	(5,859,220)	—	—

Net increase	10,834,285	$105,481,833	195,000	$1,950,000

Total Net Increase	11,679,734	$114,077,071	200,000	$2,000,000

LifePath Index 2030 Portfolio
Institutional
Shares sold	1,823,622	$18,049,163	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	16,321	166,238	—	—
Shares redeemed	(268,371)	(2,679,649)	—	—

Net increase	1,571,572	$15,535,752	2,500	$25,000

[1]	Commencement of operations.

56	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (continued)	BlackRock Funds III

	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011
LifePath Index 2030 Portfolio (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	1,655,996	$15,974,496	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	21,635	220,272	—	—
Shares redeemed	(324,965)	(3,221,856)	—	—

Net increase	1,352,666	$12,972,912	2,500	$25,000

Class K
Shares sold	17,538,954	$168,834,753	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	312,964	3,179,242	—	—
Shares redeemed	(897,260)	(8,886,411)	—	—

Net increase	16,954,658	$163,127,584	195,000	$1,950,000

Total Net Increase	19,878,896	$191,636,248	200,000	$2,000,000

LifePath Index 2035 Portfolio
Institutional
Shares sold	197,391	$1,981,173	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	2,629	26,767	—	—
Shares redeemed	(22,681)	(228,034)	—	—

Net increase	177,339	$1,779,906	2,500	$25,000

Investor A
Shares sold	420,557	$4,229,470	2,515	$25,150
Shares issued to shareholders in reinvestment of dividends and distributions	4,498	45,854	—	1
Shares redeemed	(55,211)	(558,563)	(2)	(15)

Net increase	369,844	$3,716,761	2,513	$25,136

Class K
Shares sold	7,790,296	$74,282,072	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	133,587	1,353,590	—	—
Shares redeemed	(659,276)	(6,348,243)	—	—

Net increase	7,264,607	$69,287,419	195,000	$1,950,000

Total Net Increase	7,811,790	$74,784,086	200,013	$2,000,136

LifePath Index 2040 Portfolio
Institutional
Shares sold	1,010,208	$9,828,924	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	8,927	89,803	—	—
Shares redeemed	(83,372)	(818,531)	—	—

Net increase	935,763	$9,100,196	2,500	$25,000

Investor A
Shares sold	854,797	$8,138,845	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	11,575	116,658	—	—
Shares redeemed	(125,500)	(1,238,170)	—	—

Net increase	740,872	$7,017,333	2,500	$25,000

[1]	Commencement of operations.

BLACKROCK FUNDS III	DECEMBER 31, 2012	57

Notes to Financial Statements (continued)	BlackRock Funds III

	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011
LifePath Index 2040 Portfolio (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	9,146,340	$86,822,641	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	161,135	1,621,956	—	—
Shares redeemed	(613,420)	(5,926,088)	—	—

Net increase	8,694,055	$82,518,509	195,000	$1,950,000

Total Net Increase	10,370,690	$98,636,038	200,000	$2,000,000

LifePath Index 2045 Portfolio
Institutional
Shares sold	62,540	$612,746	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	674	6,787	—	—
Shares redeemed	(13,250)	(134,377)	—	—

Net increase	49,964	$485,156	2,500	$25,000

Investor A
Shares sold	87,783	$859,010	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	908	9,169	—	—
Shares redeemed	(3,538)	(35,843)	—	—

Net increase	85,153	$832,336	2,500	$25,000

Class K
Shares sold	3,212,318	$30,377,207	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	47,023	471,885	—	—
Shares redeemed	(323,873)	(3,027,806)	—	—

Net increase	2,935,468	$27,821,286	195,000	$1,950,000

Total Net Increase	3,070,585	$29,138,778	200,000	$2,000,000

LifePath Index 2050 Portfolio
Institutional
Shares sold	196,023	$1,849,878	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	2,434	24,218	—	—
Shares redeemed	(45,398)	(441,494)	—	—

Net increase	153,059	$1,432,602	2,500	$25,000

Investor A
Shares sold	115,220	$1,129,917	2,830	$28,096
Shares issued to shareholders in reinvestment of dividends and distributions	969	9,763	3	29
Shares redeemed	(11,166)	(110,000)	(2)	(15)

Net increase	105,023	$1,029,680	2,831	$28,110

Class K
Shares sold	2,383,199	$22,379,083	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	34,096	339,984	—	—
Shares redeemed	(303,480)	(2,816,124)	—	—

Net increase	2,113,815	$19,902,943	195,000	$1,950,000

Total Net Increase	2,371,897	$22,365,225	200,331	$2,003,110

[1]	Commencement of operations.

58	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	BlackRock Funds III

	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011
LifePath Index 2055 Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	3	$30	2,500	$25,000

Net increase	3	$30	2,500	$25,000

Investor A
Shares sold	11,793	$113,668	2,500	$25,000
Shares issued to shareholders in reinvestment of dividends and distributions	108	1,077	—	—
Shares redeemed	(1,572)	(15,055)	—	—

Net increase	10,329	$99,690	2,500	$25,000

Class K
Shares sold	332,227	$3,221,558	195,000	$1,950,000
Shares issued to shareholders in reinvestment of dividends and distributions	3,472	34,476	—	—
Shares redeemed	(62,587)	(615,925)	—	—

Net increase	273,112	$2,640,109	195,000	$1,950,000

Total Net Increase	283,444	$2,739,829	200,000	$2,000,000

[1] Commencement of operations.

As of December 31, 2012, shares owned by affiliates were as follows:

	Institutional	Investor A	Class K
LifePath Index Retirement Portfolio	2,500	2,500	—
LifePath Index 2020 Portfolio	2,500	2,500	—
LifePath Index 2025 Portfolio	2,500	2,500	—
LifePath Index 2030 Portfolio	2,500	2,500	—
LifePath Index 2035 Portfolio	2,500	2,500	—
LifePath Index 2040 Portfolio	2,500	2,500	—
LifePath Index 2045 Portfolio	2,500	2,500	—
LifePath Index 2050 Portfolio	2,500	2,500	—
LifePath Index 2055 Portfolio	2,500	2,500	195,000

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Index Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	59

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Shareholders and Board of Trustees of

BlackRock Funds III:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio, and LifePath Index 2055 Portfolio, each a series of BlackRock Funds III (the “Trust”), at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the year then ended and for the period May 31, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the tax year ended December 31, 2012.

	Payable Date	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
Qualified Dividend Income for Individuals[1]	04/02/12-01/02/13	37.83%	47.31%	48.78%	54.56%	53.29%	62.75%	63.82%	71.13%	77.71%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	04/02/12-01/02/13	25.10%	30.25%	31.52%	34.20%	34.14%	38.74%	40.67%	44.31%	46.32%
Federal Obligation Interest[2]	04/02/12-01/02/13	8.79%	5.87%	4.33%	3.54%	2.48%	2.04%	1.47%	—	—
Interest-Related Dividends and Qualified Short-Term Capital Gain for Non-US Residents[3]	04/02/12-01/02/13	39.13%	32.01%	30.66%	25.99%	26.68%	18.43%	13.68%	6.51%	1.07%

[1]	The LifePath Portfolios hereby designate the percentages indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, the LifePath Index Portfolios distributed long-term capital gains per share to shareholders of record on the following dates:

Record date	December 28, 2012
LifePath Index Retirement Portfolio	$0.009719
LifePath Index 2020 Portfolio	$0.014551
LifePath Index 2025 Portfolio	$0.020110
LifePath Index 2030 Portfolio	$0.019250
LifePath Index 2035 Portfolio	$0.023968
LifePath Index 2040 Portfolio	$0.017243
LifePath Index 2045 Portfolio	$0.011963
LifePath Index 2050 Portfolio	$0.004917

60	BLACKROCK FUNDS III	DECEMBER 31, 2012

Master Portfolio Information as of December 31, 2012	Master Investment Portfolio

LifePath® Index Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	61%
Equity Funds	38
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	52%
Russell 1000 Index Master Portfolio	22
ACWI ex-US Index Master Portfolio	11
iShares Barclays TIPS Bond Fund	9
Master Small Cap Index Series	4
iShares MSCI EAFE Small Cap Index Fund	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath® Index 2020 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	54%
Fixed Income Funds	45
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	39%
Russell 1000 Index Master Portfolio	31
ACWI ex-US Index Master Portfolio	15
iShares Barclays TIPS Bond Fund	6
Master Small Cap Index Series	4
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2
iShares Cohen & Steers Realty Majors Index Fund	1
iShares MSCI EAFE Small Cap Index Fund	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath Index 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	62%
Fixed Income Funds	37
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	35%
Bond Index Master Portfolio	32
ACWI ex-US Index Master Portfolio	17
iShares Barclays TIPS Bond Fund	5
Master Small Cap Index Series	3
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	3
iShares Cohen & Steers Realty Majors Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2
BlackRock Cash Funds: Institutional, SL Agency Shares	1

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	DECEMBER 31, 2012	61

Master Portfolio Information as of December 31, 2012 (continued)	Master Investment Portfolio

LifePath Index 2030 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	69%
Fixed Income Funds	30
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	39%
Bond Index Master Portfolio	26
ACWI ex-US Index Master Portfolio	19
iShares Barclays TIPS Bond Fund	4
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	3
Master Small Cap Index Series	3
iShares Cohen & Steers Realty Majors Index Fund	3
iShares MSCI EAFE Small Cap Index Fund	2
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath Index 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	75%
Fixed Income Funds	23
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	43%
Bond Index Master Portfolio	21
ACWI ex-US Index Master Portfolio	20
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	4
iShares Cohen & Steers Realty Majors Index Fund	3
iShares Barclays TIPS Bond Fund	3
Master Small Cap Index Series	3
iShares MSCI EAFE Small Cap Index Fund	2
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath Index 2040 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	81%
Fixed Income Funds	17
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	47%
ACWI ex-US Index Master Portfolio	22
Bond Index Master Portfolio	16
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5
iShares Cohen & Steers Realty Majors Index Fund	4
Master Small Cap Index Series	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares Barclays TIPS Bond Fund	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

62	BLACKROCK FUNDS III	DECEMBER 31, 2012

Master Portfolio Information as of December 31, 2012 (concluded)	Master Investment Portfolio

LifePath Index 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	85%
Fixed Income Funds	11
Short-Term Securities	4

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	49%
ACWI ex-US Index Master Portfolio	23
Bond Index Master Portfolio	11
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5
iShares Cohen & Steers Realty Majors Index Fund	4
BlackRock Cash Funds: Institutional, SL Agency Shares	3
Master Small Cap Index Series	2
iShares MSCI EAFE Small Cap Index Fund	2
BlackRock Cash Funds: Prime, SL Agency Shares	1

LifePath Index 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	90%
Fixed Income Funds	6
Short-Term Securities	4

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	52%
ACWI ex-US Index Master Portfolio	24
Bond Index Master Portfolio	6
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	6
iShares Cohen & Steers Realty Majors Index Fund	4
BlackRock Cash Funds: Institutional, SL Agency Shares	3
iShares MSCI EAFE Small Cap Index Fund	2
Master Small Cap Index Series	2
BlackRock Cash Funds: Prime, SL Agency Shares	1

LifePath Index 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	97%
Short-Term Securities	2
Fixed Income Funds	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000 Index Master Portfolio	56%
ACWI ex-US Index Master Portfolio	26
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	7
iShares Cohen & Steers Realty Majors Index Fund	5
iShares MSCI EAFE Small Cap Index Fund	2
Master Small Cap Index Series	2
BlackRock Cash Funds: Institutional, SL Agency Shares	1
Bond Index Master Portfolio	1

The LifePath Index Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the LifePath Index Master Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	DECEMBER 31, 2012	63

Schedule of Investments December 31, 2012	LifePath Index Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 38.5%
ACWI ex-US Index Master Portfolio	$22,294,444	$22,294,444
iShares Cohen & Steers Realty Majors Index Fund	4,489	352,566
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	13,560	448,971
iShares MSCI EAFE Small Cap Index Fund (b)	47,290	1,925,176
Master Small Cap Index Series	$8,712,697	8,712,697
Russell 1000 Index Master Portfolio	$44,045,813	44,045,813

		77,779,667
Fixed Income Funds — 61.4%
Bond Index Master Portfolio	$105,813,216	105,813,216
iShares Barclays TIPS Bond Fund	148,963	18,085,598

		123,898,814

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	1,669,412	$1,669,412
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	238,171	238,171

		1,907,583
Total Affiliated Investment Companies (Cost — $195,189,294*) — 100.8%		203,586,064
Liabilities in Excess of Other Assets — (0.8)%		(1,614,407)

Net Assets — 100.0%		$201,971,657

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$195,197,655

Gross unrealized appreciation	8,397,886
Gross unrealized depreciation	(9,477)

Net unrealized appreciation	$8,388,409

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$5,157	$22,289,287	[1]	—	$22,294,444	$22,294,444	$323,139	$173,294
BlackRock Cash Funds: Institutional, SL Agency Shares	5,082	1,664,330	[1]	—	1,669,412	$1,669,412	$2,159	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	238,171	[1]	—	238,171	$238,171	$304	—
Bond Index Master Portfolio	$1,055,367	$104,757,849	[1]	—	$105,813,216	$105,813,216	$1,129,158	$(14,029)
iShares Barclays TIPS Bond Fund	1,556	153,679		(6,272)	148,963	$18,085,598	$291,370	$12,322
iShares Cohen & Steers Realty Majors Index Fund	—	4,489		—	4,489	$352,566	$5,523	—
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	13,560		—	13,560	$448,971	$16,921	—
iShares MSCI Canada Index Fund	682	2,379		(3,061)	—	—	—	$(1,887)
iShares MSCI EAFE Small Cap Index Fund	485	48,489		(1,684)	47,290	$1,925,176	$60,869	$(6,811)
iShares MSCI Emerging Markets Index Fund	1,290	4,562		(5,852)	—	—	—	$(2,183)
Master International Index Series	$122,801	—		$(122,801)[2]	—	—	$1,341	$(217)
Master Small Cap Index Series	$77,362	$8,635,335	[1]	—	$8,712,697	$8,712,697	$128,993	$(8,659)
Russell 1000 Index Master Portfolio	$462,961	$43,582,852	[1]	—	$44,045,813	$44,045,813	$637,232	$(59,724)

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath Index Retirement Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$22,719,894	$180,866,170	—	$203,586,064

Certain of the LifePath Index Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $1,107,000 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	65

Schedule of Investments December 31, 2012	LifePath Index 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 54.1%
ACWI ex-US Index Master Portfolio	$42,893,092	$42,893,092
iShares Cohen & Steers Realty Majors Index Fund (b)	53,789	4,224,588
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	161,704	5,354,019
iShares MSCI EAFE Small Cap Index Fund	95,698	3,895,866
Master Small Cap Index Series	$10,236,679	10,236,679
Russell 1000 Index Master Portfolio	$88,699,522	88,699,522

		155,303,766
Fixed Income Funds — 45.7%
Bond Index Master Portfolio	$113,315,788	113,315,788
iShares Barclays TIPS Bond Fund	145,848	17,707,406

		131,023,194

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	2,276,225	$2,276,225
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	262,580	262,580

		2,538,805
Total Affiliated Investment Companies (Cost — $274,068,279*) — 100.7%		288,865,765
Liabilities in Excess of Other Assets — (0.7)%		(1,892,599)

Net Assets — 100.0%		$286,973,166

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$274,072,179

Gross unrealized appreciation	14,809,751
Gross unrealized depreciation	(16,165)

Net unrealized appreciation	$14,793,586

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	—	$42,893,092	[1]	—	$42,893,092	$42,893,092	$632,369	$297,443
BlackRock Cash Funds: Institutional, SL Agency Shares	5,467	2,270,758	[1]	—	2,276,225	$2,276,225	$8,203	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	262,580	[1]	—	262,580	$262,580	$1,868	—
Bond Index Master Portfolio	$728,061	$112,587,727	[1]	—	$113,315,788	$113,315,788	$1,147,432	$(23,857)
iShares Barclays TIPS Bond Fund	1,016	146,267		(1,435)	145,848	$17,707,406	$266,886	$8,686
iShares Cohen & Steers Realty Majors Index Fund	—	53,947		(158)	53,789	$4,224,588	$64,512	$(144)
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	162,184		(480)	161,704	$5,354,019	$193,783	$(142)
iShares MSCI Canada Index Fund	1,026	10,171		(11,197)	—	—	—	$732
iShares MSCI EAFE Small Cap Index Fund	744	95,422		(468)	95,698	$3,895,866	$119,673	$(3,200)
iShares MSCI Emerging Markets Index Fund	1,943	19,113		(21,056)	—	—	—	$11,299
Master International Index Series	$192,815	—		$192,815 [2]	—	—	$4,674	$2,860
Master Small Cap Index Series	$73,681	$10,162,998	[1]	—	$10,236,679	$10,236,679	$153,957	$(6,058)
Russell 1000 Index Master Portfolio	$689,398	$88,010,124	[1]	—	$88,699,522	$88,699,522	$1,256,534	$(53,805)

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath Index 2020 Master Portfolio

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$33,720,684	$255,145,081	—	$288,865,765

Certain of the LifePath Index Master Portfolio’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $1,220,450 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	67

Schedule of Investments December 31, 2012	LifePath Index 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 62.4%
ACWI ex-US Index Master Portfolio	$20,765,746	$20,765,746
iShares Cohen & Steers Realty Majors Index Fund (b)	33,031	2,594,255
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	99,285	3,287,326
iShares MSCI EAFE Small Cap Index Fund	45,918	1,869,322
Master Small Cap Index Series	$3,915,122	3,915,122
Russell 1000 Index Master Portfolio	$43,964,878	43,964,878

		76,396,649
Fixed Income Funds — 37.4%
Bond Index Master Portfolio	$39,762,329	39,762,329
iShares Barclays TIPS Bond Fund	50,099	6,082,519

		45,844,848

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	1,510,674	$1,510,674
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	267,696	267,696

		1,778,370
Total Affiliated Investment Companies (Cost — $117,296,488*) — 101.3%		124,019,867
Liabilities in Excess of Other Assets — (1.3)%		(1,571,709)

Net Assets — 100.0%		$122,448,158

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$117,298,242

Gross unrealized appreciation	6,729,072
Gross unrealized depreciation	(7,447)

Net unrealized appreciation	$6,721,625

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$2,608	$20,763,138	[1]	—	$20,765,746	$20,765,746	$255,989	$246,315
BlackRock Cash Funds: Institutional, SL Agency Shares	4,643	1,506,031	[1]	—	1,510,674	$1,510,674	$2,548	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	267,696	[1]	—	267,696	$267,696	$550	—
Bond Index Master Portfolio	$581,850	$36,180,479	[1]	—	$39,762,329	$39,762,329	$339,363	$(13,712)
iShares Barclays TIPS Bond Fund	788	49,623		(312)	50,099	$6,082,519	$78,157	$2,987
iShares Cohen & Steers Realty Majors Index Fund	—	33,031		—	33,031	$2,594,255	$38,030	—
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	101,038		(1,753)	99,285	$3,287,326	$114,349	$355
iShares MSCI Canada Index Fund	1,140	707		(1,847)	—	—	—	$(4,019)
iShares MSCI EAFE Index Fund	—	—		—	—	—	—	—
iShares MSCI EAFE Small Cap Index Fund	865	45,288		(235)	45,918	$1,869,322	$56,195	$(1,649)
iShares MSCI Emerging Markets Index Fund	2,264	1,291		(3,555)	—	—	—	$(5,966)
Master International Index Series	$223,117	—		$(223,117)[2]	—	—	$1,257	$(384)
Master Small Cap Index Series	$69,031	$3,846,091	[1]	—	$3,915,122	$3,915,122	$54,992	$214
Russell 1000 Index Master Portfolio	$789,091	$43,175,787	[1]	—	$43,964,878	$43,964,878	$550,394	$(16,379)

[1]	Represents net shares/beneficial interest sold.

[2]	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath Index 2025 Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$15,611,792	$108,408,075	—	$124,019,867

Certain of the LifePath Index Master Portfolio’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $1,244,225 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	69

Schedule of Investments December 31, 2012	LifePath Index 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value

Equity Funds — 69.8%
ACWI ex-US Index Master Portfolio	$38,837,788	$38,837,788
iShares Cohen & Steers Realty Majors Index Fund (b)	72,621	5,703,653
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	212,626	7,040,047
iShares MSCI EAFE Small Cap Index Fund	84,848	3,454,162
Master Small Cap Index Series	$6,096,821	6,096,821
Russell 1000 Index Master Portfolio	$82,627,626	82,627,626

		143,760,097
Fixed Income Funds — 30.0%
Bond Index Master Portfolio	$54,069,158	54,069,158
iShares Barclays TIPS Bond Fund	63,925	7,761,134

		61,830,292

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 1.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	2,647,522	$2,647,522
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	545,622	545,622

		3,193,144
Total Affiliated Investment Companies (Cost — $195,769,472*) — 101.3%		208,783,533
Liabilities in Excess of Other Assets — (1.3)%		(2,776,548)

Net Assets — 100.0%		$206,006,985

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$195,786,913

Gross unrealized appreciation	13,027,725
Gross unrealized depreciation	(31,105)

Net unrealized appreciation	$12,996,620

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	—	$38,837,788	[1]	—	$38,837,788	$38,837,788	$591,919	$227,412
BlackRock Cash Funds: Institutional, SL Agency Shares	9,277	2,638,245	[1]	—	2,647,522	$2,647,522	$5,288	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	545,622	[1]	—	545,622	$545,622	$1,195	—
Bond Index Master Portfolio	$454,601	$53,614,557	[1]	—	$54,069,158	$54,069,158	$554,851	$(11,023)
iShares Barclays TIPS Bond Fund	575	63,584		(234)	63,925	$7,761,134	$115,593	$(21)
iShares Cohen & Steers Realty Majors Index Fund	—	72,621		—	72,621	$5,703,653	$85,948	—
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	214,060		(1,434)	212,626	$7,040,047	$257,491	$881
iShares MSCI Canada Index Fund	1,315	13,587		(14,902)	—	—	—	$6,400
iShares MSCI EAFE Small Cap Index Fund	965	91,383		(7,500)	84,848	$3,454,162	$109,653	$(28,862)
iShares MSCI Emerging Markets Index Fund	2,519	25,444		(27,963)	—	—	—	$40,020
Master International Index Series	$249,180	—		$(249,180)[2]	—	—	$7,215	$35,059
Master Small Cap Index Series	$67,825	$6,028,996	[1]	—	$6,096,821	$6,096,821	$94,918	$786
Russell 1000 Index Master Portfolio	$874,441	$81,753,185	[1]	—	$82,627,626	$82,627,626	$1,182,922	$(40,683)

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath Index 2030 Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$27,152,140	$181,631,393	—	$208,783,533

Certain of the LifePath Index Master Portfolio’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $2,536,000 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	71

Schedule of Investments December 31, 2012	LifePath Index 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Equity Funds — 76.4%
ACWI ex-US Index Master Portfolio	$16,824,732	$16,824,732
iShares Cohen & Steers Realty Majors Index Fund (b)	34,614	2,718,583
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	101,338	3,355,301
iShares MSCI EAFE Small Cap Index Fund	36,174	1,472,643
Master Small Cap Index Series	$2,152,436	2,152,436
Russell 1000 Index Master Portfolio	$35,937,620	35,937,620

		62,461,315
Fixed Income Funds — 23.6%
Bond Index Master Portfolio	$17,070,724	17,070,724
iShares Barclays TIPS Bond Fund	17,877	2,170,447

		19,241,171

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	1,154,498	$1,154,498
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	255,760	255,760

		1,410,258
Total Affiliated Investment Companies (Cost — $77,853,709*) — 101.7%		83,112,744
Liabilities in Excess of Other Assets — (1.7)%		(1,350,192)

Net Assets — 100.0%		$81,762,552

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$77,867,131

Gross unrealized appreciation	5,262,924
Gross unrealized depreciation	(17,311)

Net unrealized appreciation	$5,245,613

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$2,608	$16,822,124	[1]	—	$16,824,732	$16,824,732	$203,308	$211,434
BlackRock Cash Funds: Institutional, SL Agency Shares	4,730	1,149,768	[1]	—	1,154,498	$1,154,498	$1,915	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	255,760	[1]	—	255,760	$255,760	$436	—
Bond Index Master Portfolio	$351,541	$16,719,183	[1]	—	$17,070,724	$17,070,724	$141,755	$(5,385)
iShares Barclays TIPS Bond Fund	378	17,499		—	17,877	$2,170,447	$27,241	—
iShares Cohen & Steers Realty Majors Index Fund	—	35,119		(505)	34,614	$2,718,583	$39,354	$287
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	103,441		(2,103)	101,338	$3,355,301	$120,333	$314
iShares MSCI Canada Index Fund	1,402	834		(2,236)	—	—	—	$(4,678)
iShares MSCI EAFE Small Cap Index Fund	1,045	38,990		(3,861)	36,174	$1,472,643	$45,543	$(12,923)
iShares MSCI Emerging Markets Index Fund	2,772	1,513		(4,285)	—	—	—	$(7,086)
Master International Index Series	$274,385	—		$(274,385)[2]	—	—	$1,623	$(448)
Master Small Cap Index Series	$63,824	$2,088,612	[1]	—	$2,152,436	$2,152,436	$31,084	$2,459
Russell 1000 Index Master Portfolio	$943,795	$34,993,825	[1]	—	$35,937,620	$35,937,620	$448,211	$(10,547)

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath Index 2035 Master Portfolio

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$11,127,232	$71,985,512	—	$83,112,744

Certain of the LifePath Index Master Portfolio’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $1,188,750 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	73

Schedule of Investments December 31, 2012	LifePath Index 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 82.4%
ACWI ex-US Index Master Portfolio	$23,746,745	$23,746,745
iShares Cohen & Steers Realty Majors Index Fund (b)	51,870	4,073,870
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	153,492	5,082,120
iShares MSCI EAFE Small Cap Index Fund (b)	50,893	2,071,854
Master Small Cap Index Series	$2,607,129	2,607,129
Russell 1000 Index Master Portfolio	$51,135,950	51,135,950

		88,717,668
Fixed Income Funds — 17.4%
Bond Index Master Portfolio	$17,074,832	17,074,832
iShares Barclays TIPS Bond Fund	13,522	1,641,706

		18,716,538

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	1,549,972	$1,549,972
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	352,933	352,933

		1,902,905
Total Affiliated Investment Companies (Cost — $101,958,327*) — 101.5%		109,337,111
Liabilities in Excess of Other Assets — (1.5)%		(1,666,237)

Net Assets — 100.0%		$107,670,874

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$101,981,832

Gross unrealized appreciation	7,385,978
Gross unrealized depreciation	(30,699)

Net unrealized appreciation	$7,355,279

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$1,705	$23,745,040	[1]	—	$23,746,745	$23,746,745	$365,168	$68,050
BlackRock Cash Funds: Institutional, SL Agency Shares	6,541	1,543,431	[1]	—	1,549,972	$1,549,972	$3,371	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	352,933	[1]	—	352,933	$352,933	$797	—
Bond Index Master Portfolio	$253,518	$16,821,314	[1]	—	$17,074,832	$17,074,832	$169,419	$(1,625)
iShares Barclays TIPS Bond Fund	202	13,683		(363)	13,522	$1,641,706	$23,582	$1,347
iShares Cohen & Steers Realty Majors Index Fund	—	52,009		(139)	51,870	$4,073,870	$60,121	$(172)
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	153,906		(414)	153,492	$5,082,120	$180,703	$(122)
iShares MSCI Canada Index Fund	1,569	10,330		(11,899)	—	—	—	$3,535
iShares MSCI EAFE Small Cap Index Fund	1,124	55,550		(5,781)	50,893	$2,071,854	$66,098	$(23,524)
iShares MSCI Emerging Markets Index Fund	2,948	19,275		(22,223)	—	—	—	$27,413
Master International Index Series	$294,880	—		$(294,880)[2]	—	—	$6,461	$20,426
Master Small Cap Index Series	$62,432	$2,544,697	[1]	—	$2,607,129	$2,607,129	$41,726	$(1,210)
Russell 1000 Index Master Portfolio	$1,010,878	$50,125,072	[1]	—	$51,135,950	$51,135,950	$724,012	$(52,236)

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	All or a portion of security was purchased with the cash collateral from loaned securities.

(d)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath Index 2040 Master Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$14,772,455	$94,564,656	—	$109,337,111

Certain of the LifePath Index Master Portfolio’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $1,640,400 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	75

Schedule of Investments December 31, 2012	LifePath Index 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 88.4%
ACWI ex-US Index Master Portfolio	$7,793,079	$7,793,079
iShares Cohen & Steers Realty Majors Index Fund (b)	18,719	1,470,190
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	53,482	1,770,789
iShares MSCI EAFE Small Cap Index Fund	16,457	669,965
Master Small Cap Index Series	$715,705	715,705
Russell 1000 Index Master Portfolio	$16,907,725	16,907,725

		$29,327,453
Fixed Income Funds — 11.5%
Bond Index Master Portfolio	$3,838,900	3,838,900

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 3.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	998,543	$998,543
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	255,760	255,760

		1,254,303
Total Affiliated Investment Companies (Cost — $32,282,202*) — 103.7%		34,420,656
Liabilities in Excess of Other Assets — (3.7)%		(1,243,829)

Net Assets — 100.0%		$33,176,827

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$32,293,330

Gross unrealized appreciation	2,138,454
Gross unrealized depreciation	(11,128)

Net unrealized appreciation	$2,127,326

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$2,508	$7,790,571	[1]	—	$7,793,079	$7,793,079	$89,446	$44,345
BlackRock Cash Funds: Institutional, SL Agency Shares	5,019	993,524	[1]	—	998,543	$998,543	$1,265	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	255,760	[1]	—	255,760	$255,760	$311	—
Bond Index Master Portfolio	$171,154	$3,667,746	[1]	—	$3,838,900	$3,838,900	$30,621	$(571)
iShares Cohen & Steers Realty Majors Index Fund	—	18,769		(50)	18,719	$1,470,190	$19,657	$(37)
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	54,884		(1,402)	53,482	$1,770,789	$62,026	$114
iShares MSCI Canada Index Fund	1,631	357		(1,988)	—	—	—	$(5,240)
iShares MSCI EAFE Small Cap Index Fund	1,179	16,916		(1,638)	16,457	$669,965	$19,295	$(10,955)
iShares MSCI Emerging Markets Index Fund	3,061	857		(3,918)	—	—	—	$(8,490)
Master International Index Series	$316,913	—		$(316,913)[2]	—	—	$1,679	$(548)
Master Small Cap Index Series	$59,434	$656,271	[1]	—	$715,705	$715,705	$10,125	$2,092
Russell 1000 Index Master Portfolio	$1,069,178	$15,838,547	[1]	—	$16,907,725	$16,907,725	$200,016	$(10,884)

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

76	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath Index 2045 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$5,165,247	$29,255,409	—	$34,420,656

Certain of the LifePath Index Master Portfolio’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $1,188,750 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	77

Schedule of Investments December 31, 2012	LifePath Index 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 93.5%
ACWI ex-US Index Master Portfolio	$6,419,258	$6,419,258
iShares Cohen & Steers Realty Majors Index Fund (b)	15,578	1,223,496
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	46,871	1,551,899
iShares MSCI EAFE Small Cap Index Fund	13,638	555,203
Master Small Cap Index Series	$519,112	519,112
Russell 1000 Index Master Portfolio	$14,070,835	14,070,835

		24,339,803
Fixed Income Funds — 6.4%
Bond Index Master Portfolio	$1,679,463	1,679,463

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 3.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	779,019	$779,019
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	199,493	199,493

		978,512
Total Affiliated Investment Companies (Cost — $25,253,872*) — 103.7%		26,997,778
Liabilities in Excess of Other Assets — (3.7)%		(960,737)

Net Assets — 100.0%		$26,037,041

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$25,262,767

Gross unrealized appreciation	1,743,906
Gross unrealized depreciation	(8,895)

Net unrealized appreciation	$1,735,011

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$2,508	$6,416,750	[1]	—	$6,419,258	$6,419,258	$84,258	$9,175
BlackRock Cash Funds: Institutional, SL Agency Shares	5,192	773,827	[1]	—	779,019	$779,019	$1,127	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	199,493	[1]	—	199,493	$199,493	$278	—
Bond Index Master Portfolio	$72,275	$1,607,188	[1]	—	$1,679,463	$1,679,463	$13,680	$(87)
iShares Cohen & Steers Realty Majors Index Fund	—	16,092		(514)	15,578	$1,223,496	$17,315	$(1,459)
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	46,871		—	46,871	$1,551,899	$53,439	—
iShares MSCI Canada Index Fund	1,692	1,264		(2,956)	—	—	—	$(4,383)
iShares MSCI EAFE Small Cap Index Fund	1,263	13,233		(858)	13,638	$555,203	$16,162	$(7,436)
iShares MSCI Emerging Markets Index Fund	3,332	2,288		(5,620)	—	—	—	$(1,833)
Master International Index Series	$331,764	—		$(331,764)[2]	—	—	$2,422	$287
Master Small Cap Index Series	$59,143	$459,969	[1]	—	$519,112	$519,112	$8,002	$1,120
Russell 1000 Index Master Portfolio	$1,123,015	$12,947,820	[1]	—	$14,070,835	$14,070,835	$176,885	$(14,516)

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

78	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath Index 2050 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$4,309,110	$22,688,668	—	$26,997,778

Certain of the LifePath Index Master Portfolio’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $927,225 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	79

Schedule of Investments December 31, 2012	LifePath Index 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 99.0%
ACWI ex-US Index Master Portfolio	$1,274,171	$1,274,171
iShares Cohen & Steers Realty Majors Index Fund (b)	3,345	262,716
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	9,792	324,213
iShares MSCI EAFE Small Cap Index Fund	2,800	113,988
Master Small Cap Index Series	$98,795	98,795
Russell 1000 Index Master Portfolio	$2,784,118	2,784,118

		4,858,001
Fixed Income Funds — 1.3%
Bond Index Master Portfolio	$62,439	62,439

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	65,649	$65,649
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	15,346	15,346

		80,995
Total Affiliated Investment Companies (Cost — $3,893,018*) — 101.9%		5,001,435
Liabilities in Excess of Other Assets — (1.9)%		(93,457)

Net Assets — 100.0%		$4,907,978

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,896,818

Gross unrealized appreciation	1,108,471
Gross unrealized depreciation	(3,854)

Net unrealized appreciation	$1,104,617

(a)	Investments in issuers considered to be an affiliate of the LifePath Index Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
ACWI ex-US Index Master Portfolio	$5,015	$1,269,156	[1]	—	$1,274,171	$1,274,171	$21,391	$(869,308)
BlackRock Cash Funds: Institutional, SL Agency Shares	5,013	60,636	[1]	—	65,649	$65,649	$172	—
BlackRock Cash Funds: Prime, SL Agency Shares	—	15,346	[1]	—	15,346	$15,346	$40	—
Bond Index Master Portfolio	$15,948	$46,491	[1]	—	$62,439	$62,439	$576	$132
iShares Cohen & Steers Realty Majors Index Fund	—	3,474		(129)	3,345	$262,716	$3,618	$(597)
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	—	10,272		(480)	9,792	$324,213	$11,298	$(143)
iShares MSCI Canada Index Fund	1,788	—		(1,788)	—	—	—	$(6,418)
iShares MSCI EAFE Small Cap Index Fund	1,295	1,898		(393)	2,800	$113,988	$3,047	$(3,038)
iShares MSCI Emerging Markets Index Fund	3,466	—		(3,466)	—	—	—	$(10,886)
Master International Index Series	$349,044	—		$(349,044)[2]	—	—	$1,654	$(4,137)
Master Small Cap Index Series	$122,459	—		$(23,664)[2]	$98,795	$98,795	$2,204	$13
Russell 1000 Index Master Portfolio	$1,110,241	$1,673,877	[1]	—	$2,784,118	$2,784,118	$39,313	$(29,536)

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	•Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the LifePath Index Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the LifePath Index Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

80	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	LifePath Index 2055 Master Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the LifePath Index Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the LifePath Index Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the LifePath Index Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$781,912	$4,219,523	—	$5,001,435

Certain of the LifePath Index Master Portfolio’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $71,325 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	81

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2012	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$203,586,064	$288,865,765	$124,019,867	$208,783,533	$83,112,744
Contributions receivable from investors	—	168,728	14,222	49,727	—
Investments sold receivable	509,428	1,700,000	500,000	1,500,000	530,000
Dividends receivable	1,252	1,214	411	530	152
Securities lending income receivable	323	624	582	860	403
Interest receivable	93	159	73	88	36
Prepaid expenses	1,162	1,585	648	1,141	437

Total assets	204,098,322	290,738,075	124,535,803	210,335,879	83,643,772

Liabilities
Collateral on securities loaned at value	1,107,000	1,220,450	1,244,225	2,536,000	1,188,750
Investments purchased payable	908,255	2,498,145	803,442	1,749,739	589,991
Withdrawals payable to investors	68,317	—	—	—	64,333
Professional fees payable	30,709	30,750	30,850	30,804	30,852
Investment advisory fees payable	7,750	10,480	4,899	7,559	3,308
Trustees’ fees payable	1,930	2,386	1,354	1,907	1,123
Printing fees payable	1,000	1,000	1,000	1,000	1,000
Custodian fees payable	957	1,048	1,010	1,121	938
Other accrued expenses payable	747	650	865	764	925

Total liabilities	2,126,665	3,764,909	2,087,645	4,328,894	1,881,220

Net Assets	$201,971,657	$286,973,166	$122,448,158	$206,006,985	$81,762,552

Net Assets Consist of
Investors’ capital	$193,574,887	$272,175,680	$115,724,779	$192,992,924	$76,503,517
Net unrealized appreciation/depreciation	8,396,770	14,797,486	6,723,379	13,014,061	5,259,035

Net Assets	$201,971,657	$286,973,166	$122,448,158	$206,006,985	$81,762,552

[1] Investments at cost — affiliated	$195,189,294	$274,068,279	$117,296,488	$195,769,472	$77,853,709

[2] Securities loaned at value	$1,099,170	$1,209,516	$1,233,078	$2,513,280	$1,178,100

See Notes to Financial Statements.

82	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Assets and Liabilities (concluded)	Master Investment Portfolio

December 31, 2012	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$109,337,111	$34,420,656	$26,997,778	$5,001,435
Contributions receivable from investors	61,834	—	116,243	—
Investments sold receivable	660,000	120,000	140,362	33,000
Dividends receivable	112	—	—	—
Securities lending income receivable	719	403	314	16
Interest receivable	58	23	20	3
Prepaid expenses	577	164	129	129

Total assets	110,060,411	34,541,246	27,254,846	5,034,583

Liabilities
Collateral on securities loaned at value	1,640,400	1,188,750	927,225	71,325
Investments purchased payable	709,883	120,000	255,041	20,000
Withdrawals payable to investors	—	19,840	—	876
Professional fees payable	30,762	30,802	30,771	30,720
Investment advisory fees payable	4,347	1,333	1,023	197
Trustees’ fees payable	1,295	846	813	704
Printing fees payable	1,000	1,000	1,000	1,000
Custodian fees payable	966	869	945	780
Other accrued expenses payable	884	979	987	1,003

Total liabilities	2,389,537	1,364,419	1,217,805	126,605

Net Assets	$107,670,874	$33,176,827	$26,037,041	$4,907,978

Net Assets Consist of
Investors’ capital	$100,292,090	$31,038,373	$24,293,135	$3,799,561
Net unrealized appreciation/depreciation	7,378,784	2,138,454	1,743,906	1,108,417

Net Assets	$107,670,874	$33,176,827	$26,037,041	$4,907,978

[1] Investments at cost — affiliated	$101,958,327	$32,282,202	$25,253,872	$3,893,018

[3] Securities loaned at value	$1,627,482	$1,178,100	$918,918	$70,686

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	83

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2012	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Investment Income
Dividends — affiliated	$374,683	$644,854	$286,731	$568,685	$232,471
Securities lending — affiliated — net	1,411	8,681	2,557	5,555	2,026
Income — affiliated	1,052	1,390	541	928	325
Net investment income allocated from the applicable Master Portfolios:
Dividends	1,070,832	2,014,935	849,507	1,849,517	674,448
Interest	1,149,031	1,180,031	352,488	582,308	151,533
Expenses	(138,106)	(209,610)	(80,253)	(166,244)	(56,764)
Fees waived	19,700	28,603	10,510	21,628	7,084

Total income	2,478,603	3,668,884	1,442,081	2,862,377	1,011,123

Expenses
Investment advisory	59,936	81,895	30,673	59,497	20,309
Professional	27,318	27,318	27,318	27,318	27,318
Independent Trustees	6,980	8,389	4,969	6,861	4,251
Custodian	5,565	6,600	6,308	6,111	5,815
Miscellaneous	109	138	75	119	74

Total expenses	99,908	124,340	69,343	99,906	57,767
Less fees waived/reimbursed by Manager	(40,069)	(42,529)	(38,922)	(40,474)	(38,060)

Total expenses after fees waived	59,839	81,811	30,421	59,432	19,707

Net investment income	2,418,764	3,587,073	1,391,660	2,802,945	991,416

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	1,441	17,231	(8,292)	18,418	(24,086)
Allocations from the applicable Master Portfolios from investments, financial futures contracts and foreign currency transactions	90,665	216,583	216,054	211,551	197,513

	92,106	233,814	207,762	229,969	173,427

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	476,627	1,321,659	673,423	1,449,863	633,289
Allocated from the applicable Master Portfolios from investments, financial futures contracts and foreign currency translations	7,941,505	13,545,895	6,143,316	11,676,520	4,755,822

	8,418,132	14,867,554	6,816,739	13,126,383	5,389,111

Total realized and unrealized gain	8,510,238	15,101,368	7,024,501	13,356,352	5,562,538

Net Increase in Net Assets Resulting from Operations	$10,929,002	$18,688,441	$8,416,161	$16,159,297	$6,553,954

See Notes to Financial Statements.

84	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Operations (concluded)	Master Investment Portfolio

Year Ended December 31, 2012	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Investment Income
Dividends — affiliated	$330,504	$100,978	$86,916	$17,963
Securities lending — affiliated — net	3,704	1,447	1,294	187
Income — affiliated	464	129	111	25
Net investment income allocated from the applicable Master Portfolios:
Dividends	1,121,597	297,181	267,941	63,692
Interest	185,189	34,706	17,306	1,446
Expenses	(91,885)	(23,116)	(20,264)	(4,745)
Fees waived	11,606	2,871	2,522	641

Total income	1,561,179	414,196	355,826	79,209

Expenses
Investment advisory	30,660	7,781	6,550	1,432
Professional	27,318	27,318	27,318	27,318
Independent Trustees	4,912	3,406	3,317	2,983
Custodian	5,339	5,121	5,455	3,818
Miscellaneous	74	47	44	36

Total expenses	68,303	43,673	42,684	35,587
Less fees waived/reimbursed by Manager	(37,827)	(36,875)	(37,069)	(35,467)

Total expenses after fees waived	30,476	6,798	5,615	120

Net investment income	1,530,703	407,398	350,211	79,089

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	8,477	(24,608)	(15,111)	(21,082)
Allocations from the applicable Master Portfolios from investments, financial futures contracts and foreign currency transactions	33,405	34,434	(4,021)	(902,836)

	41,882	9,826	(19,132)	(923,918)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	938,595	314,555	281,481	91,728
Allocated from the applicable Master Portfolios from investments, financial futures contracts and foreign currency translations	6,584,815	1,981,848	1,636,588	1,195,932

	7,523,410	2,296,403	1,918,069	1,287,660

Total realized and unrealized gain	7,565,292	2,306,229	1,898,937	363,742

Net Increase in Net Assets Resulting from Operations	$9,095,995	$2,713,627	$2,249,148	$442,831

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	85

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio		LifePath Index 2020 Master Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$2,418,764	$32,947	$3,587,073	$30,209
Net realized gain (loss)	92,106	(24,286)	233,814	(36,096)
Net change in unrealized appreciation/depreciation	8,418,132	(21,362)	14,867,554	(70,068)

Net increase (decrease) in net assets resulting from operations	10,929,002	(12,701)	18,688,441	(75,955)

Capital Transactions
Proceeds from contributions	208,844,687	2,025,317	275,399,935	2,024,638
Value of withdrawals	(19,770,291)	(44,357)	(9,022,795)	(41,098)

Net increase in net assets derived from capital transactions	189,074,396	1,980,960	266,377,140	1,983,540

Net Assets
Total increase in net assets	200,003,398	1,968,259	285,065,581	1,907,585
Beginning of period	1,968,259	—	1,907,585	—

End of period	$201,971,657	$1,968,259	$286,973,166	$1,907,585

	LifePath Index 2025 Master Portfolio		LifePath Index 2030 Master Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$1,391,660	$28,595	$2,802,945	$27,445
Net realized gain (loss)	207,762	(38,459)	229,969	(42,078)
Net change in unrealized appreciation/depreciation	6,816,739	(93,360)	13,126,383	(112,322)

Net increase (decrease) in net assets resulting from operations	8,416,161	(103,224)	16,159,297	(126,955)

Capital Transactions
Proceeds from contributions	115,843,506	2,024,525	194,909,784	2,024,448
Value of withdrawals	(3,693,827)	(38,983)	(6,921,266)	(38,323)

Net increase in net assets derived from capital transactions	112,149,679	1,985,542	187,988,518	1,986,125

Net Assets
Total increase in net assets	120,565,840	1,882,318	204,147,815	1,859,170
Beginning of period	1,882,318	—	1,859,170	—

End of period	$122,448,158	$1,882,318	$206,006,985	$1,859,170

[1]	Commencement of operations.

See Notes to Financial Statements.

86	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Changes in Net Assets (continued)	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio		LifePath Index 2040 Master Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$991,416	$26,424	$1,530,703	$25,478
Net realized gain (loss)	173,427	(45,414)	41,882	(50,597)
Net change in unrealized appreciation/depreciation	5,389,111	(130,076)	7,523,410	(144,626)

Net increase (decrease) in net assets resulting from operations	6,553,954	(149,066)	9,095,995	(169,745)

Capital Transactions
Proceeds from contributions	77,260,091	2,024,586	99,615,956	2,024,475
Value of withdrawals	(3,889,454)	(37,559)	(2,859,861)	(35,946)

Net increase in net assets derived from capital transactions	73,370,637	1,987,027	96,756,095	1,988,529

Net Assets
Total increase in net assets	79,924,591	1,837,961	105,852,090	1,818,784
Beginning of period	1,837,961	—	1,818,784	—

End of period	$81,762,552	$1,837,961	$107,670,874	$1,818,784

	LifePath Index 2045 Master Portfolio		LifePath Index 2050 Master Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$407,398	$24,448	$350,211	$23,884
Net realized gain (loss)	9,826	(56,751)	(19,132)	(58,467)
Net change in unrealized appreciation/depreciation	2,296,403	(157,949)	1,918,069	(174,163)

Net increase (decrease) in net assets resulting from operations	2,713,627	(190,252)	2,249,148	(208,746)

Capital Transactions
Proceeds from contributions	29,648,308	2,024,410	22,862,252	2,027,364
Value of withdrawals	(984,231)	(35,035)	(858,634)	(34,343)

Net increase in net assets derived from capital transactions	28,664,077	1,989,375	22,003,618	1,993,021

Net Assets
Total increase in net assets	31,377,704	1,799,123	24,252,766	1,784,275
Beginning of period	1,799,123	—	1,784,275	—

End of period	$33,176,827	$1,799,123	$26,037,041	$1,784,275

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	87

Statements of Changes in Net Assets (concluded)	Master Investment Portfolio

	LifePath Index 2055 Master Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2012	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$79,089	$23,624
Net realized loss	(923,918)	(65,000)
Net change in unrealized appreciation/depreciation	1,287,660	(179,243)

Net increase (decrease) in net assets resulting from operations	442,831	(220,619)

Capital Transactions
Proceeds from contributions	3,370,271	2,024,315
Value of withdrawals	(674,310)	(34,510)

Net increase in net assets derived from capital transactions	2,695,961	1,989,805

Net Assets
Total increase in net assets	3,138,792	1,769,186
Beginning of period	1,769,186	—

End of period	$4,907,978	$1,769,186

[1]	Commencement of operations.

See Notes to Financial Statements.

88	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	9.17%		(0.59)%[2]

Ratios to Average Net Assets
Total expenses[3]	0.18%	[4,5]	3.44%	[6,7,8,9]

Total expenses after fees waived[3]	0.15%	[4,5]	0.15%	[6,7,8]

Net investment income[10]	2.02%	[4,5]	2.87%	[6,7,8]

Supplemental Data
Net assets, end of period (000)	$201,972		$1,968

Portfolio turnover	1%		1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]	Annualized.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.08%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.45%.

[10]

Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	89

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2020 Master Portfolio
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	11.36%		(3.71)%[2]

Ratios to Average Net Assets
Total expenses[3]	0.19%	[4,5]	3.55%	[6,7,8,9]

Total expenses after fees waived[3]	0.16%	[4,5]	0.18%	[6,7,8]

Net investment income[10]	2.19%	[4,5]	2.70%	[6,7,8]

Supplemental Data
Net assets, end of period (000)	$286,973		$1,908

Portfolio turnover	1%		1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]	Annualized.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.10%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.56%.

[10]

Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

See Notes to Financial Statements.

90	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2025 Master Portfolio
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	12.34%		(5.10)%[2]

Ratios to Average Net Assets
Total expenses[3]	0.23%	[4,5]	3.59%	[6,7,8,9]

Total expenses after fees waived[3]	0.16%	[4,5]	0.18%	[6,7,8]

Net investment income[10]	2.27%	[4,5]	2.58%	[6,7,8]

Supplemental Data
Net assets, end of period (000)	$122,448		$1,882

Portfolio turnover	0%	[11]	0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]	Annualized.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.11%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.60%.

[10]

Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	91

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2030 Master Portfolio
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return[2]	13.28%		(6.28)%

Ratios to Average Net Assets
Total expenses[3]	0.21%	[4,5]	3.63%	[6,7,8,9]

Total expenses after fees waived[3]	0.17%	[4,5]	0.19%	[6,7,8]

Net investment income[10]	2.36%	[4,5]	2.50%	[6,7,8]

Supplemental Data
Net assets, end of period (000)	$206,007		$1,859

Portfolio turnover	2%		0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]	Annualized.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.12%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.64%.

[10]

Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

92	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	14.07%		(7.35)%[2]

Ratios to Average Net Assets
Total expenses[3]	0.26%	[4,5]	3.67%	[6,7,8,9]

Total expenses after fees waived[3]	0.17%	[4,5]	0.19%	[6,7,8]

Net investment income[10]	2.44%	[4,5]	2.43%	[6,7,8]

Supplemental Data
Net assets, end of period (000)	$81,763		$1,838

Portfolio turnover	1%		0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]	Annualized.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.13%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.68%.

[10]

Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	93

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2040 Master Portfolio
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	15.03%		(8.42)%[2]

Ratios to Average Net Assets
Total expenses[3]	0.24%	[4,5]	3.70%	[6,7,8,9]

Total expenses after fees waived[3]	0.18%	[4,5]	0.20%	[6,7,8]

Net investment income[10]	2.50%	[4,5]	2.36%	[6,7,8]

Supplemental Data
Net assets, end of period (000)	$107,671		$1,819

Portfolio turnover	3%		0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]	Annualized.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.14%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.71%.

[10]

Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

94	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2045 Master Portfolio
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	15.61%		(9.49)%[2]

Ratios to Average Net Assets
Total expenses[3]	0.41%	[4,5]	3.74%	[6,7,8,9]

Total expenses after fees waived[3]	0.17%	[4,5]	0.21%	[6,7,8]

Net investment income[10]	2.62%	[4,5]	2.29%	[6,7,8]

Supplemental Data
Net assets, end of period (000)	$33,177		$1,799

Portfolio turnover	2%		0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]	Annualized.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.15%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.75%.

[10]

Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	95

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2050 Master Portfolio
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	16.37%		(10.34)%[2]

Ratios to Average Net Assets
Total expenses[3]	0.46%	[4,5]	3.76%	[6,7,8,9]

Total expenses after fees waived[3]	0.18%	[4],5	0.21%	[6,7,8]

Net investment income[10]	2.67%	[4,5]	2.25%	[6,7,8]

Supplemental Data
Net assets, end of period (000)	$26,037		$1,784

Portfolio turnover	3%		0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]	Annualized.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.15%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.77%.

[10]

Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

96	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (concluded)	Master Investment Portfolio

	LifePath Index 2055 Master Portfolio
	Year Ended December 31, 2012		Period May 31, 2011[1] to December 31, 2011

Total Investment Return
Total investment return	16.83%		(10.96)%[2]

Ratios to Average Net Assets
Total expenses[3]	1.39%	[4,5]	3.79%	[6,7,8,9]

Total expenses after fees waived[3]	0.15%	[4,5]	0.21%	[6,7,8]

Net investment income[10]	2.76%	[4,5]	2.24%	[6,7,8]

Supplemental Data
Net assets, end of period (000)	$4,908		$1,769

Portfolio turnover	8%		0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the LifePath Index Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and iShares exchange-traded funds.

[4]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.02%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[6]	Annualized.

[7]

Includes the LifePath Index Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.15%.

[8]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Index Master Portfolio’s share of the Master Portfolios allocated expenses and/or net investment income.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.79%.

[10]

Includes the LifePath Index Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	97

Notes to Financial Statements	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”) are each a series of MIP. The LifePath Index Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

As of December 31, 2012, LifePath Index 2055 Master Portfolio’s investment in the ACWI ex-US Index Master Portfolio was 26.0% of net assets, LifePath Index Retirement, LifePath Index 2020, LifePath Index 2025, and LifePath Index 2030 Master Portfolios’ investment in the Bond Index Master Portfolio was 52.4%, 39.5%, 32.5% and 26.2%, respectively, of net assets and LifePath Index 2020, LifePath Index 2025, LifePath Index 2030, LifePath Index 2035, LifePath Index 2040, LifePath Index 2045, LifePath Index 2050 and LifePath Index 2055 Master Portfolios’ investment in the Russell 1000 Index Master Portfolio was 30.9%, 35.9%, 40.1%, 44.0%, 47.5%, 51.0%, 54.0% and 56.7% of the applicable LifePath Index Master Portfolio’s net assets, respectively. The financial statements of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio and Russell 1000 Index Master Portfolio, including the Schedules of Investments, can be read in conjunction with the LifePath Index Master Portfolios’ financial statements, respectively. ACWI ex-US Index Master Portfolio’s, Bond Index Master Portfolio’s and Russell 1000 Index Master Portfolio’s financial statements, included in filings by MIP, are available, without charge, on the SEC’s website at http://www.sec.gov.

Each of the LifePath Index Master Portfolios will generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Index Master Portfolios. The LifePath Index Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Index Master Portfolio’s investment in each of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio reflects that LifePath Index Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2012, each LifePath Index Master Portfolio held the percentage of interests in the ACWI ex-US

Index Master Portfolio, Bond Index Master Portfolio, Master Small Cap Index Series and Russell 1000 Index Master Portfolio as follows:

	ACWI ex- US Index Master Portfolio	Bond Index Master Portfolio	Master Small Cap Index Series	Russell 1000 Index Master Portfolio
LifePath Index Retirement Master Portfolio	5.85%	21.97%	1.50%	10.01%
LifePath Index 2020 Master Portfolio	11.26%	23.53%	1.76%	20.15%
LifePath Index 2025 Master Portfolio	5.45%	8.26%	0.67%	9.99%
LifePath Index 2030 Master Portfolio	10.19%	11.23%	1.05%	18.78%
LifePath Index 2035 Master Portfolio	4.42%	3.54%	0.37%	8.17%
LifePath Index 2040 Master Portfolio	6.23%	3.55%	0.45%	11.62%
LifePath Index 2045 Master Portfolio	2.05%	0.80%	0.12%	3.84%
LifePath Index 2050 Master Portfolio	1.68%	0.35%	0.09%	3.20%
LifePath Index 2055 Master Portfolio	0.33%	0.01%	0.02%	0.63%

The following is a summary of significant accounting policies followed by the LifePath Index Master Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Index Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the LifePath Index Master Portfolios for all financial instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The market value of the LifePath Index Master Portfolio’s investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The LifePath Index Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each LifePath Index Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable

98	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (continued)	Master Investment Portfolio

market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the LifePath Index Master Portfolios’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Dividend income is recorded on the ex-divided dates.

Each LifePath Index Master Portfolio records daily its proportionate share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio income, expenses and realized and unrealized gains and losses.

Securities Lending: The LifePath Index Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the LifePath Index Master Portfolios are required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the LifePath Index Master Portfolio and any additional required collateral is delivered to the LifePath Index Master Portfolio on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the LifePath Index Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the LifePath Index Master Portfolios benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. A LifePath Index Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: Each LifePath Index Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a LifePath Index Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the LifePath Index Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Index Master Portfolio’s assets will be managed so an investor in the LifePath Index Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Index Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each LifePath Index Master Portfolio’s US federal tax returns remains open for the year ended December 31, 2012 and for the period ended December 31, 2011. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the LifePath Index Master Portfolios’ financial statement disclosures.

BLACKROCK FUNDS III	DECEMBER 31, 2012	99

Notes to Financial Statements (continued)	Master Investment Portfolio

Other: Expenses directly related to a LifePath Index Master Portfolio are charged to that LifePath Index Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the LifePath Index Master Portfolios, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA” or the “Manager”), the LifePath Index Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of each LifePath Index Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Index Master Portfolio. For such services, each LifePath Index Master Portfolio pays BFA a monthly fee based on a percentage of each LifePath Index Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The LifePath Index Master Portfolios received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, as the securities lending agent. BTC may, on behalf of a LifePath Index Master Portfolio, invest cash collateral received by the LifePath Index Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The LifePath Index Master Portfolios retain 65% of securities lending income and pay a fee to BTC equal to 35% of such income. The LifePath Index Master Portfolios benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by each LifePath Index Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2012, BTC received securities lending agent fees related to securities lending activities for the LifePath Index Master Portfolios as follows:

LifePath Index Retirement Portfolio	$759
LifePath Index 2020 Portfolio	$4,674
LifePath Index 2025 Portfolio	$1,377
LifePath Index 2030 Portfolio	$2,991
LifePath Index 2035 Portfolio	$1,089
LifePath Index 2040 Portfolio	$1,993
LifePath Index 2045 Portfolio	$779
LifePath Index 2050 Portfolio	$695
LifePath Index 2055 Portfolio	$99

Each LifePath Index Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2012, were as follows:

	Purchases	Sales
LifePath Index Retirement Master Portfolio	$21,235,558	$1,167,027
LifePath Index 2020 Master Portfolio	$31,072,306	$1,474,883
LifePath Index 2025 Master Portfolio	$13,237,988	$308,047
LifePath Index 2030 Master Portfolio	$24,270,558	$2,011,119
LifePath Index 2035 Master Portfolio	$9,380,375	$495,566
LifePath Index 2040 Master Portfolio	$13,313,275	$1,607,118
LifePath Index 2045 Master Portfolio	$3,755,556	$335,092
LifePath Index 2050 Master Portfolio	$3,255,021	$406,132
LifePath Index 2055 Master Portfolio	$651,235	$245,042

4. Borrowings:

MIP, on behalf of the LifePath Index Master Portfolios, along with certain other funds managed by BFA and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The LifePath Index Master Portfolios may borrow under the credit agreement to fund shareholder redemptions. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the LifePath Index Master Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the LifePath Index Master Portfolios paid administration and arrangement fees which were allocated to the LifePath Index Master Portfolios based on their net assets as of October 31, 2012. The Master Portfolios did not borrow under the credit agreement during the year ended December 31, 2012.

5. Market and Credit Risk:

In the normal course of business, the LifePath Index Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Index Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Index Master Portfolios; conditions affecting the

100	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	Master Investment Portfolio

general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Index Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Index Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Index Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Index Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a LifePath Index Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the LifePath Index Master Portfolio.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	101

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio, each a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the year then ended and for the period May 31, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master

Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

102	BLACKROCK FUNDS III	DECEMBER 31, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None

BLACKROCK FUNDS III	DECEMBER 31, 2012	103

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

104	BLACKROCK FUNDS III	DECEMBER 31, 2012

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

				Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

BLACKROCK FUNDS III	DECEMBER 31, 2012	105

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the LifePath Index Portfolios’/LifePath Index Master Portfolios’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the LifePath Index Portfolios’/LifePath Index Master Portfolios’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The LifePath Index Portfolios/LifePath Index Master Portfolios will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Index Portfolios/LifePath Index Master Portfolios at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Index Portfolios/LifePath Index Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The LifePath Index Portfolios’/LifePath Index Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The LifePath Index Portfolios’/LifePath Index Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Index Portfolios/LifePath Index Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Index Portfolios/LifePath Index Master Portfolios voted proxies relating to securities held in the LifePath Index Portfolios’/LifePath Index Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

106	BLACKROCK FUNDS III	DECEMBER 31, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS III	DECEMBER 31, 2012	107

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

# LPindex-12/12-AR

DECEMBER 31, 2012

ANNUAL REPORT

BlackRock Funds III

➢	BlackRock Cash Funds: Government
➢	BlackRock Cash Funds: Institutional
➢	BlackRock Cash Funds: Prime
➢	BlackRock Cash Funds: Treasury

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS III	DECEMBER 31, 2012

Dear Shareholder

Financial markets substantially improved in 2012 as compared to the prior year, due largely to central bank intervention and considerable relief from the global turmoil seen in 2011. Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.

The year opened with investor confidence on the rise as global liquidity had been restored and financial news headlines became less daunting. Equity markets moved higher through the first two months of 2012, while climbing US Treasury yields pressured higher-quality fixed income assets. However, markets reversed course in the spring when Europe’s debt crisis boiled over once again. Political instability in Greece and severe deficit and liquidity problems in Spain raised the prospect of a euro collapse. Government borrowing costs in peripheral European countries soared while the region’s finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports signaled that the recovery was losing steam. Risk assets sold off as investors retreated to safe-haven assets.

As the outlook for the global economy worsened, investors grew increasingly optimistic that the world’s largest central banks soon would intervene to stimulate growth. This theme, along with increased cooperation among finance ministers in Europe, fueled a powerful risk-asset rebound in June. In July, the European Central Bank (“ECB”) president stated that the bank would do “whatever it takes” to preserve the euro currency bloc. This assurance along with expectations for policy stimulus from central banks in Europe and the United States drove most asset classes higher through the summer. Early in September, the ECB announced its decision to support the eurozone’s troubled peripheral countries with unlimited purchases of short term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus package involving open-ended monthly purchases of agency mortgage-backed securities.

Going into the fall, US stocks slid on lackluster corporate earnings reports and market volatility rose leading up to the US Presidential election. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China, where a once-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013 (known as the “fiscal cliff”) threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that bipartisan gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in financial markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the worst of the fiscal cliff with a last-minute tax deal. Relief from US fiscal worries, however, was only partial as decisions relating to spending cuts and the debt ceiling remained pending as financial markets closed for the year.

All major asset classes generated positive returns for the 6- and 12-month periods ended December 31, 2012. Riskier assets outperformed higher quality investments as investors sought meaningful returns in a low interest rate environment. International and emerging market equities were the strongest performers. US Treasury yields were volatile, but declined overall, resulting in moderate gains for higher quality fixed income sectors. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

The New Year brings a host of unknowns, but we believe new opportunities abound. BlackRock was built to provide the global market insight, breadth of capabilities, unbiased investment advice and deep risk management expertise these times require. With access to every asset class, geography and investment style, and extensive market intelligence, we help investors of all sizes build dynamic, diverse portfolios to achieve better, more consistent returns over time. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although 2012 brought its share of headwinds, the strongest returns came from higher-risk asset classes as investors reached for yield in an environment of extremely low interest rates.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	5.95%	16.00%
US small cap equities (Russell 2000® Index)	7.20	16.35
International equities (MSCI Europe, Australasia, Far East Index)	13.95	17.32
Emerging market equities (MSCI Emerging Markets Index)	13.75	18.22
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.07	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	0.71	4.18
US investment grade bonds (Barclays US Aggregate Bond Index)	1.80	4.21
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.15	7.42
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.97	15.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended December 31, 2012

The Federal Open Market Committee (“FOMC”) continued to maintain its target range for the federal funds rate at 0.00% to 0.25% throughout the 12-month reporting period ended December 31, 2012. Sluggish economic growth and stubbornly high unemployment have prompted the FOMC to employ multiple stimulus measures during the period including the decision in June to extend Operation Twist (selling short-dated US Treasury securities while purchasing an equal amount of longer-dated Treasury notes to keep long-term interest rates low) through the end of the year. In September, the FOMC announced it would purchase approximately $40 billion per month of agency mortgage-backed securities (“MBS”) until the US labor market exhibits substantial improvement (subject to continued price stability), leaving the size of the program open-ended. In December, the FOMC announced that in addition to the September program, it would begin purchasing long-term US Treasury bonds at the rate of $45 billion per month upon the conclusion of Operation Twist. Policymakers also committed to maintaining accommodative policy and in particular the current low target range for the federal funds rate “at least as long as the unemployment rate remains above 6.5%” unless inflation projections rise above tolerance levels. This statement represents the first time the FOMC has specified a threshold for the unemployment rate with respect to setting monetary policy. Over the past four years, the FOMC’s stimulus programs have, in large part, driven the US Federal Reserve’s balance sheet to triple in size to $2.9 trillion.

Meanwhile, the European Central Bank (“ECB”) expanded its long-term refinancing operations (“LTROs”) by providing eurozone banks virtually unlimited access to three-year loans and broadening the set of eligible collateral. While conditions in the bank funding market had dramatically improved, in July the ECB cut its deposit rate to zero to encourage banks to lend these funds. By September, spiraling government borrowing costs for peripheral European countries led ECB President Draghi to announce a bold new sovereign bond-buying plan aimed at lowering short-term financing costs for the region’s most troubled countries. The program, dubbed the “OMT” for Outright Monetary Transactions, is subject to formal request by a eurozone government and is subject to strict conditionality.

Yields on 3-month US Treasury bills began the year at 0.01%, peaked at 0.11% in August and ended the year at 0.05%, averaging 0.08% for the 12-month period. London Interbank Offered Rates (“LIBOR”) notched lower over the 12 months due in large part to central bank liquidity measures, with three-month LIBOR decreasing 28 basis points to close at 0.306% as of December 31, 2012.

The Federal Deposit Insurance Corporation’s temporary Transaction Account Guarantee (“TAG”) program, which had provided unlimited insurance for non-interest-bearing transaction accounts, expired on December 31, 2012. The level of disintermediation (withdrawals) of uninsured deposits from bank deposit accounts into short-term US Treasury securities and money market mutual funds prior to expiration of the TAG program fell short of expectations. To the extent that sizable cash flows into Treasuries are forthcoming, this may present downward pressure on short-term rates.

In the short-term tax-exempt market, money funds have endured asset outflows and a very low interest rate environment throughout the 12-month period, resulting in a 7.4% decline in tax-exempt money fund industry assets during the period to $290 billion as of December 31, 2012. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) (as calculated by Municipal Market Data) ranged widely between 0.06% and 0.26%, averaging 0.16% for the period. The variation in the level of the SIFMA Index reflects the predominance of non-traditional buyers in the market and the continued demand for liquidity by money market funds broadly amid a lower-supply environment.

As the FOMC’s easy monetary policy has kept rates on taxable overnight repos low by historical measures, demand for VRDN securities from taxable money funds continued to be strong in 2012. This put additional supply pressures on an already shrinking VRDN market and allowed the dealer community to maintain yields on VRDNs that continue to attract crossover buyers from the taxable market. Additionally, VRDN new issuance remained minimal with activity consisting mostly of re-issuance for the purpose of substituting the bank underlying the issue’s credit enhancement. This trend was driven largely by uncertainty stemming from Europe’s financial problems and rating agency downgrades across the banking sector.

As state and local municipalities continued to limit spending and reduce debt, new-issue supply of one-year, fixed-rate notes remained diminished in 2012. Municipalities began their annual issuance of one-year notes in June. Generally speaking, municipal money market funds take advantage of “note season” to extend their weighted average maturity, pick up yield, and diversify beyond bank exposure in the form of credit enhancement. The municipal yield curve continued to be extremely flat with longer-dated one-year municipal notes yielding 0.22% as of December 31, 2012, representing only a nominal premium for the extension risk over VRDNs.

The economic and political climate continues to have a dramatic impact on the municipal market and tax-exempt money market funds. The US deficit crisis has federal government officials scrambling to cut spending, which results in less aid to state and local governments. At the same time, the US government’s search for additional sources of revenue puts the tax exemption for municipal securities at risk. The culmination of these factors has created a very challenging environment for tax-exempt money market funds.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BLACKROCK FUNDS III	DECEMBER 31, 2012

Fund Information as of December 31, 2012	BlackRock Funds III

BlackRock Cash Funds: Government

BlackRock Cash Funds: Government’s (the “Fund”) investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

	7-Day SEC Yield	7-Day Yield
Select	0.00%	0.00%
Trust	0.00%	0.00%

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Aon Captives	0.12%	0.12%
Institutional	0.22%	0.22%
Select	0.14%	0.14%
SL Agency	0.25%	0.25%
Trust	0.00%	0.00%

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Prime’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Capital	0.17%	0.17%
Institutional	0.19%	0.19%
Premium	0.14%	0.14%
Select	0.11%	0.11%
SL Agency	0.22%	0.22%
Trust	0.00%	0.00%

BlackRock Cash Funds: Treasury

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

	7-Day SEC Yield	7-Day Yield
Capital	0.03%	0.03%
Institutional	0.01%	0.01%
Select	0.00%	0.00%
SL Agency	0.08%	0.08%
Trust	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2012	5

Disclosure of Expenses	BlackRock Funds III

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2012 and held through December 31, 2012) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical[2]
BlackRock Cash Funds: Government	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Select	$1,000.00	$1,000.10	$0.96	$1,000.00	$1,024.20	$0.97	0.19%
Trust	$1,000.00	$1,000.00	$1.01	$1,000.00	$1,024.14	$1.02	0.20%
BlackRock Cash Funds: Institutional
Aon Captives	$1,000.00	$1,000.70	$1.11	$1,000.00	$1,024.03	$1.12	0.22%
Institutional	$1,000.00	$1,001.20	$0.60	$1,000.00	$1,024.53	$0.61	0.12%
Select	$1,000.00	$1,000.80	$1.01	$1,000.00	$1,024.13	$1.02	0.20%
SL Agency	$1,000.00	$1,001.30	$0.45	$1,000.00	$1,024.68	$0.46	0.09%
Trust	$1,000.00	$1,000.00	$1.76	$1,000.00	$1,023.40	$1.78	0.35%
BlackRock Cash Funds: Prime
Capital	$1,000.00	$1,000.90	$0.70	$1,000.00	$1,024.43	$0.71	0.14%
Institutional	$1,000.00	$1,001.00	$0.60	$1,000.00	$1,024.53	$0.61	0.12%
Premium	$1,000.00	$1,000.80	$0.85	$1,000.00	$1,024.28	$0.87	0.17%
Select	$1,000.00	$1,000.60	$1.01	$1,000.00	$1,024.13	$1.02	0.20%
SL Agency	$1,000.00	$1,001.20	$0.45	$1,000.00	$1,024.68	$0.46	0.09%
Trust	$1,000.00	$1,000.00	$1.66	$1,000.00	$1,023.49	$1.68	0.33%
BlackRock Cash Funds: Treasury
Capital	$1,000.00	$1,000.20	$0.70	$1,000.00	$1,024.44	$0.71	0.14%
Institutional	$1,000.00	$1,000.10	$0.60	$1,000.00	$1,024.54	$0.61	0.12%
Select	$1,000.00	$1,000.00	$0.85	$1,000.00	$1,024.30	$0.87	0.17%
SL Agency	$1,000.00	$1,000.40	$0.45	$1,000.00	$1,024.68	$0.46	0.09%
Trust	$1,000.00	$1,000.00	$0.85	$1,000.00	$1,024.29	$0.87	0.17%

[1]

For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). Because each Fund invest significantly in the corresponding master portfolios, the expense examples reflect the net expenses of both the Fund and the master portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

6	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Assets and Liabilities	BlackRock Funds III

December 31, 2012	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Assets
Investments at value — from the applicable Master Portfolio[1,2]	$17,613,826	$34,598,907,972	$14,024,461,494	$1,825,154,566
Capital shares sold receivable	2	932	6,865	—

Total assets	17,613,828	34,598,908,904	14,024,468,359	1,825,154,566

Liabilities
Income dividends payable	—	5,069,703	1,804,976	130,296
Administration fees payable	569	673,782	639,910	32,059
Professional fees payable	13,410	13,411	13,411	13,411
Distribution fees payable — Aon Captives	—	932	—	—
Contributions payable to Master Portfolio	2	932	6,865	—

Total liabilities	13,981	5,758,760	2,465,162	175,766

Net Assets	$17,599,847	$34,593,150,144	$14,022,003,197	$1,824,978,800

Net Assets Consist of
Paid-in capital	$17,599,842	$34,591,314,280	$14,021,881,574	$1,824,941,847
Undistributed net investment income	—	—	—	312
Accumulated net realized gain	5	1,835,864	121,623	36,641

Net Assets	$17,599,847	$34,593,150,144	$14,022,003,197	$1,824,978,800

[1] Investments at cost	$17,613,826	$34,598,907,972	$14,024,461,494	$1,825,154,566

[2] Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio, and Treasury Money Market Master Portfolio (each, a “Master Portfolio”).

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	7

Statements of Assets and Liabilities (concluded)	BlackRock Funds III

December 31, 2012	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Net Asset Value
Aon Captives:
Net assets	—	$11,002,807	—	—

Shares outstanding[1]	—	11,001,560	—	—

Net asset value	—	$1.00	—	—

Capital:
Net assets	—	—	$1,394,794,307	$273,120,946

Shares outstanding[1]	—	—	1,394,792,536	273,125,341

Net asset value	—	—	$1.00	$1.00

Institutional:
Net assets	—	$1,211,912,003	$3,236,082,132	$3,905

Shares outstanding[1]	—	1,211,789,758	3,236,234,792	3,904

Net asset value	—	$1.00	$1.00	$1.00

Premium:
Net assets	—	—	$3,481,506,380	—

Shares outstanding[1]	—	—	3,481,304,221	—

Net asset value	—	—	$1.00	—

Select:
Net assets	$16,654,860	$11,458,968	$10,454,114	$10,543,020

Shares outstanding[1]	16,654,844	11,459,074	10,453,789	10,546,013

Net asset value	$1.00	$1.00	$1.00	$1.00

SL Agency:
Net assets	—	$33,350,561,530	$5,877,464,493	$1,525,904,197

Shares outstanding[1]	—	33,350,179,095	5,877,501,811	1,525,858,996

Net asset value	—	$1.00	$1.00	$1.00

Trust:
Net assets	$944,987	$8,214,836	$21,701,771	$15,406,732

Shares outstanding[1]	944,998	8,215,579	21,702,802	15,407,595

Net asset value	$1.00	$1.00	$1.00	$1.00

[1] Unlimited number of shares authorized, no par value.

See Notes to Financial Statements.

8	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Operations	BlackRock Funds III

Year Ended December 31, 2012	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Interest	$15,618	$122,979,206	$33,918,354	$1,713,843
Expenses	(28,115)	(36,729,678)	(10,608,955)	(1,144,839)
Fees waived	21,738	11,376,364	3,286,199	368,036

Total income	9,241	97,625,892	26,595,598	937,040

Fund Expenses
Administration — class specific	17,256	7,670,479	5,287,830	332,834
Distribution — Aon Captives	—	7,885	—	—
Professional	13,957	13,967	13,967	13,967

Total expenses	31,213	7,692,331	5,301,797	346,801
Less fees waived by administrator — class specific	(8,464)	(12,131)	(38,887)	(82,514)
Less fees reimbursed by administrator	(13,957)	(13,967)	(13,967)	(13,967)

Total expenses after fees waived	8,792	7,666,233	5,248,943	250,320

Net investment income	449	89,959,659	21,346,655	686,720

Realized Gain Allocated from the Master Portfolios
Net realized gain from investments	—	2,285,540	1,614,998	69,189

Net Increase in Net Assets Resulting from Operations	$449	$92,245,199	$22,961,653	$755,909

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	9

Statements of Changes in Net Assets	BlackRock Funds III

	BlackRock Cash Funds: Government		BlackRock Cash Funds: Institutional
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011

Operations
Net investment income	$449	$76,766	$89,959,659	$52,806,655
Net realized gain	—	—	2,285,540	1,739,894

Net increase in net assets resulting from operations	449	76,766	92,245,199	54,546,549

Dividends and Distributions to Shareholders From[1]
Net investment income:
Aon Captives	—	—	(9,492)	(11,185)
Institutional	—	(879)	(2,706,645)	(1,993,214)
Premium	—	—	(3,144)	—
Select	(449)	(133)	(29,453)	(21,870)
SL Agency	—	(75,750)	(87,210,925)	(50,780,386)
Trust	—	(4)	—	—
Net realized gain:
Aon Captives	—	—	(355)	(569)
Institutional	—	—	(48,899)	(107,118)
Select	(47)	(2,045)	(517)	(1,564)
SL Agency	—	—	(1,149,985)	(1,794,681)
Trust	(13)	(355)	(245)	(751)

Decrease in net assets resulting from dividends and distributions to shareholders	(509)	(79,166)	(91,159,660)	(54,711,338)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	7,256,739	(16,112,757)	6,622,317,759	8,857,754,718

Net Assets
Total increase (decrease) in net assets	7,256,679	(16,115,157)	6,623,403,298	8,857,589,929
Beginning of year	10,343,168	26,458,325	27,969,746,846	19,112,156,917

End of year	$17,599,847	$10,343,168	$34,593,150,144	$27,969,746,846

[1] Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Changes in Net Assets (concluded)	BlackRock Funds III

	BlackRock Cash Funds: Prime		BlackRock Cash Funds: Treasury
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011

Operations
Net investment income	$21,346,655	$15,624,534	$686,720	$235,732
Net realized gain	1,614,998	1,500,843	69,189	19,669

Net increase in net assets resulting from operations	22,961,653	17,125,377	755,909	255,401

Dividends and Distributions to Shareholders From[1]
Net investment income:
Capital	(1,244,088)	(870,399)	(7,969)	(1,304)
Institutional	(5,903,654)	(5,027,475)	(857)	(3,362)
Premium	(3,598,065)	(2,034,580)	—	—
Select	(39,722)	(65,381)	(16)	—
SL Agency	(10,562,560)	(7,626,699)	(677,566)	(231,066)
Net realized gain:
Capital	—	—	(1,425)	(5,607)
Institutional	—	—	—	(2,525)
Select	—	—	(436)	(3,953)
SL Agency	—	—	(38,619)	(233,923)
Trust	—	—	(579)	(5,751)

Decrease in net assets resulting from dividends and distributions to shareholders	(21,348,089)	(15,624,534)	(727,467)	(487,491)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	4,890,678,255	(6,805,294)	1,078,058,501	(988,554,001)

Net Assets
Total increase (decrease) in net assets	4,892,291,819	(5,304,451)	1,078,086,943	(988,786,091)
Beginning of year	9,129,711,378	9,135,015,829	746,891,857	1,735,677,948

End of year	$14,022,003,197	$9,129,711,378	$1,824,978,800	$746,891,857

Undistributed net investment income	—	—	$312	—

[1] Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	11

Financial Highlights	BlackRock Cash Funds: Government

	Institutional
	Period January 1, 2011 to April 18, 2011[1]		Year Ended December 31,
			2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00

Net investment income	0.0001		0.0008	0.0009	0.0200
Dividends from net investment income[2]	(0.0001)		(0.0008)	(0.0009)	(0.0200)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00

Total Investment Return[3]
Based on net asset value	0.01%	[4]	0.09%	0.09%	1.96%

Ratios to Average Net Assets[5]
Total expenses	0.13%	[6,7]	0.19%	0.15%	0.16%

Total expenses after fees waived	0.11%	[6,7]	0.11%	0.08%	0.10%

Net investment income	0.05%	[6,7]	0.09%	0.11%	0.29%

Supplemental Data
Net assets, end of period (000)	—	[1]	$5,663	$10,496	$1,594,728

[1]	There were no Institutional Shares outstanding from April 19, 2011 through December 31, 2011 and during the year ended December 31, 2012.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total Investment return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.06%.

See Notes to Financial Statements.

12	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Government

	Select
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0001		0.0002		0.0003	0.0008	0.0200
Dividends from net investment income[1]	(0.0001)		(0.0002)		(0.0003)	(0.0008)	(0.0200)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.01%		0.02%		0.03%	0.08%	1.89%

Ratios to Average Net Assets[3]
Total expenses	0.37%	[4]	0.30%	[5]	0.29%	0.25%	0.23%

Total expenses after fees waived	0.16%	[4]	0.10%	[5]	0.13%	0.09%	0.07%

Net investment income	0.01%	[4]	0.00%	[5]	0.03%	0.08%	0.82%

Supplemental Data
Net assets, end of year (000)	$16,655		$8,973		$17,263	$69,139	$81,424

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 2010, which include gross expenses.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.23%.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.17%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	13

Financial Highlights (continued)	BlackRock Cash Funds: Government

	SL Agency
	Period January 1, 2011 to December 14, 2011[1]		Period January 1, 2010 to March 14, 2010[2]		Period February 4, 2009[3] to December 31, 2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00

Net investment income	0.0002		0.0002		0.0009
Dividends from net investment income[4]	(0.0002)		(0.0002)		(0.0009)

Net asset value, end of period	$1.00		$1.00		$1.00

Total Investment Return[5,6]
Based on net asset value	0.02%		0.02%		0.09%

Ratios to Average Net Assets[7,8]
Total expenses	0.10%	[9]	0.12%		0.12%

Total expenses after fees waived	0.09%	[9]	0.02%		0.07%

Net investment income	0.08%	[9]	0.08%		0.10%

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]	$563,288

[1]	There were no SL Agency Shares outstanding from March 31, 2011 through December 1, 2011, from December 15, 2011 through December 31, 2011 and during the year ended December 31, 2012.

[2]	There were no SL Agency Shares outstanding from March 15, 2010 through December 31, 2010.

[3]	Commencement of operations.

[4]	Dividends are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[6]	Aggregate total Investment return.

[7]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the periods ended March 14, 2010 and December 31, 2009, which include gross expenses.

[8]	Annualized.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

14	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (concluded)	BlackRock Cash Funds: Government

	Trust
	Year Ended December 31,
	2012		2011		2010	2009		2008

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00		$1.00

Net investment income	0.0000	[1]	0.0002		0.0002	0.0008		0.0200
Dividends from net investment income[2]	(0.0000)[3]		(0.0002)		(0.0002)	(0.0008)		(0.0200)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00		$1.00

Total Investment Return[4]
Based on net asset value	0.00%		0.02%		0.02%	0.08%		1.69%

Ratios to Average Net Assets[5]
Total expenses	0.62%	[6]	0.54%	[7]	0.53%	0.48%	[8]	0.47%

Total expenses after fees waived	0.17%	[6]	0.10%	[7]	0.15%	0.09%		0.07%

Net investment income	0.00%	[6]	0.00%	[7]	0.03%	0.08%		0.16%

Supplemental Data
Net assets, end of year (000)	$945		$1,370		$3,532	$13,462		$12,380

[1]	Amount is less than $0.00005 per share.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.25%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.18%.

[8]	Ratio revised to reflect exclusion of fees waived.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	15

Financial Highlights	BlackRock Cash Funds: Institutional

	Aon Captives
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0012		0.0008		0.0012	0.0033	0.0300
Dividends from net investment income[1]	(0.0012)		(0.0008)		(0.0012)	(0.0033)	(0.0300)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.12%		0.08%		0.12%	0.33%	2.74%

Ratios to Average Net Assets[3]
Total expenses	0.22%	[4]	0.22%	[4]	0.25%	0.25%	0.26%

Total expenses after fees waived	0.22%	[4]	0.22%	[4]	0.22%	0.22%	0.23%

Net investment income	0.12%	[4]	0.07%	[4]	0.11%	0.35%	2.67%

Supplemental Data
Net assets, end of year (000)	$11,003		$9,167		$59,237	$72,949	$97,273

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Capital
	Period January 1, 2010 to December 1, 2010[1]		Year Ended December 31, 2009	Period February 28, 2008[2] to December 31, 2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00

Net investment income	0.0018		0.0041	0.0200
Dividends from net investment income[3]	(0.0018)		(0.0041)	(0.0200)

Net asset value, end of period	$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.18%	[5]	0.41%	2.14%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.17%	[7]	0.17%	0.19%	[7]

Total expenses after fees waived	0.14%	[7]	0.14%	0.14%	[7]

Net investment income	0.18%	[7]	0.33%	2.57%	[7]

Supplemental Data
Net assets, end of period (000)	—	[1]	$277,382	$101

[1]	There were no Capital Shares outstanding from December 2, 2010 through December 31, 2010 and during the fiscal years ended December 31, 2011 and December 31, 2012.

[2]	Commencement of operations.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	17

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Institutional
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0022		0.0018		0.0022	0.0043	0.0300
Dividends from net investment income[1]	(0.0022)		(0.0018)		(0.0022)	(0.0043)	(0.0300)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.22%		0.18%		0.22%	0.43%	2.85%

Ratios to Average Net Assets[3]
Total expenses	0.12%	[4]	0.12%	[4]	0.15%	0.15%	0.15%

Total expenses after fees waived	0.12%	[4]	0.12%	[4]	0.12%	0.12%	0.12%

Net investment income	0.22%	[4]	0.17%	[4]	0.22%	0.78%	2.65%

Supplemental Data
Net assets, end of year (000)	$1,211,912		$1,089,872		$1,076,268	$973,221	$20,223,437

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Premium
	Period October 12, 2012 to October 17, 2012[1]		Period January 1, 2010 to November 11, 2010[2]		Year Ended December 31,
					2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[3]	0.0003		0.0038	0.0300
Dividends from net investment income[4]	(0.0000)[5]		(0.0003)		(0.0038)	(0.0300)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00

Total Investment Return[6]
Based on net asset value	0.00%	[7]	0.03%	[7]	0.38%	2.80%

Ratios to Average Net Assets[8]
Total expenses	0.17%	[9,10]	0.20%	[9,10]	0.20%	0.21%

Total expenses after fees waived	0.17%	[9,10]	0.17%	[9,10]	0.17%	0.18%

Net investment income	0.19%	[9,10]	0.10%	[9,10]	0.48%	2.79%

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]	$97,513	$1,021,216

[1]	There were no Premium Shares outstanding during the fiscal year ended December 31, 2012 except from October 12, 2012 through October 17, 2012.

[2]	There were no Premium Shares outstanding from November 12, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[3]	Amount is less than $0.00005 per share.

[4]	Dividends are determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.00005) per share.

[6]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended November 11, 2010 and the two years ended December 31, 2009, which include gross expenses.

[9]	Annualized.

[10]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	19

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Select
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0014		0.0010		0.0014	0.0035	0.0300
Dividends from net investment income[1]	(0.0014)		(0.0010)		(0.0014)	(0.0035)	(0.0300)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.14%		0.10%		0.14%	0.35%	2.76%

Ratios to Average Net Assets[3]
Total expenses	0.22%	[4]	0.22%	[4]	0.25%	0.23%	0.28%

Total expenses after fees waived	0.20%	[4]	0.20%	[4]	0.20%	0.20%	0.23%

Net investment income	0.14%	[4]	0.09%	[4]	0.13%	0.57%	2.05%

Supplemental Data
Net assets, end of year (000)	$11,459		$44,788		$29,944	$23,204	$10,014

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	SL Agency
	Year Ended December 31,					Period February 4, 2009[1] to December 31, 2009
	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00

Net investment income	0.0025		0.0021		0.0025	0.0035
Dividends from net investment income[2]	(0.0025)		(0.0021)		(0.0025)	(0.0035)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00

Total Investment Return[3]
Based on net asset value	0.25%		0.21%		0.25%	0.36%	[4]

Ratios to Average Net Assets[5]
Total expenses	0.09%	[6]	0.09%	[6]	0.12%	0.12%	[7]

Total expenses after fees waived	0.09%	[6]	0.09%	[6]	0.09%	0.09%	[7]

Net investment income	0.25%	[6]	0.20%	[6]	0.24%	0.38%	[7]

Supplemental Data
Net assets, end of period (000)	$33,350,562		$26,815,279		$17,938,932	$18,832,492

[1]	Commencement of operations.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the fiscal year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	21

Financial Highlights (concluded)	BlackRock Cash Funds: Institutional

	Trust
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000	[1]	0.0001	[1]	0.0001	0.0018	0.0200
Dividends from net investment income[2]	(0.0000)[3]		(0.0001)[3]		(0.0001)	(0.0018)	(0.0200)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%		0.01%		0.01%	0.18%	2.51%

Ratios to Average Net Assets[5]
Total expenses	0.45%	[6]	0.45%	[6]	0.48%	0.48%	0.49%

Total expenses after fees waived	0.34%	[6]	0.29%	[6]	0.31%	0.40%	0.46%

Net investment income	0.00%	[6]	0.00%	[6]	0.01%	0.22%	2.50%

Supplemental Data
Net assets, end of year (000)	$8,215		$10,640		$7,776	$19,713	$76,334

[1]	Amount is less than $0.00005 per share.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights	BlackRock Cash Funds: Prime

	Capital
	Year Ended December 31,						Period February 28, 2008[1] to December 31, 2008
	2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0018		0.0014		0.0018	0.0030	0.0200
Dividends from net investment income[2]	(0.0018)		(0.0014)		(0.0018)	(0.0030)	(0.0020)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[3]
Based on net asset value	0.18%		0.14%		0.18%	0.30%	2.13%	[4]

Ratios to Average Net Assets[5]
Total expenses	0.14%	[6]	0.14%	[6]	0.17%	0.19%	0.21%	[7]

Total expenses after fees waived	0.14%	[6]	0.14%	[6]	0.14%	0.16%	0.15%	[7]

Net investment income	0.18%	[6]	0.15%	[6]	0.17%	0.27%	2.23%	[7]

Supplemental Data
Net assets, end of period (000)	$1,394,794		$456,657		$517,988	$673,375	$226,487

[1]	Commencement of operations.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010 and the period ended December 31, 2008, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	23

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Institutional
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0020		0.0016		0.0020	0.0032	0.0300
Dividends from net investment income[1]	(0.0020)		(0.0016)		(0.0020)	(0.0032)	(0.0300)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.20%		0.16%		0.20%	0.32%	2.83%

Ratios to Average Net Assets[3]
Total expenses	0.12%	[4]	0.12%	[4]	0.15%	0.17%	0.15%

Total expenses after fees waived	0.12%	[4]	0.12%	[4]	0.12%	0.14%	0.11%

Net investment income	0.20%	[4]	0.16%	[4]	0.20%	0.39%	2.80%

Supplemental Data
Net assets, end of year (000)	$3,236,082		$2,282,923		$3,570,577	$3,014,591	$10,812,890

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Premium
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0015		0.0011		0.0015	0.0027	0.0270
Dividends from net investment income[1]	(0.0015)		(0.0011)		(0.0015)	(0.0027)	(0.0270)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.15%		0.11%		0.15%	0.27%	2.78%

Ratios to Average Net Assets[3]
Total expenses	0.17%	[4]	0.17%	[4]	0.20%	0.23%	0.21%

Total expenses after fees waived	0.17%	[4]	0.17%	[4]	0.17%	0.20%	0.17%

Net investment income	0.16%	[4]	0.11%	[4]	0.14%	0.34%	2.60%

Supplemental Data
Net assets, end of year (000)	$3,481,506		$1,460,178		$1,232,743	$1,817,088	$4,304,633

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	25

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Select
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0012		0.0008		0.0012	0.0024	0.0280
Dividends from net investment income[1]	(0.0012)		(0.0008)		(0.0012)	(0.0024)	(0.0280)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.12%		0.09%		0.12%	0.24%	2.75%

Ratios to Average Net Assets[3]
Total expenses	0.22%	[4]	0.22%	[4]	0.25%	0.27%	0.25%

Total expenses after fees waived	0.20%	[4]	0.20%	[4]	0.20%	0.22%	0.18%

Net investment income	0.12%	[4]	0.08%	[4]	0.12%	0.24%	2.95%

Supplemental Data
Net assets applicable, end of year (000)	$10,454		$69,779		$80,614	$73,810	$143,150

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	SL Agency
	Year Ended December 31,					Period February 4, 2009[1] to December 31, 2009
	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00

Net investment income	0.0023		0.0019		0.0023	0.0028
Dividends from net investment income[2]	(0.0023)		(0.0019)		(0.0023)	(0.0028)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00

Total Investment Return[3]
Based on net asset value	0.23%		0.19%		0.23%	0.28%	[4]

Ratios to Average Net Assets[5]
Total expenses	0.09%	[6]	0.09%	[6]	0.12%	0.14%	[7]

Total expenses after fees waived	0.09%	[6]	0.09%	[6]	0.09%	0.11%	[7]

Net investment income	0.23%	[6]	0.19%	[6]	0.22%	0.31%	[7]

Supplemental Data
Net assets, end of period (000)	$5,877,464		$4,830,517		$3,696,051	$58,600,881

[1]	Commencement of operations.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/ or net investment income, except the total expenses for the year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	27

Financial Highlights (concluded)	BlackRock Cash Funds: Prime

	Trust
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000	[1]	0.0000	[1]	0.0001	0.0011	0.0200
Dividends from net investment income[2]	(0.0000)[3]		(0.0000)[3]		(0.0001)	(0.0011)	(0.0200)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%		0.00%		0.01%	0.11%	2.49%

Ratios to Average Net Assets[5]
Total expenses	0.45%	[6]	0.45%	[6]	0.48%	0.51%	0.52%

Total expenses after fees waived	0.32%	[6]	0.28%	[6]	0.29%	0.36%	0.48%

Net investment income	0.00%	[6]	0.01%	[6]	0.01%	0.09%	1.34%

Supplemental Data
Net assets, end of year (000)	$21,702		$29,657		$37,044	$96,349	$3,370

[1]	Amount is less than $0.00005 per share.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights	BlackRock Cash Funds: Treasury

	Capital
	Year Ended December 31,						Period February 28, 2008[1] to December 31, 2008
	2012		2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0002		0.0004		0.0007	0.0008	0.0100
Dividends from net investment income[2]	(0.0002)		(0.0004)		(0.0007)	(0.0008)	(0.0100)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[3]
Based on net asset value	0.02%		0.04%		0.07%	0.08%	1.12%	[4]

Ratios to Average Net Assets[5]
Total expenses	0.14%	[6]	0.14%	[7]	0.17%	0.17%	0.19%	[8]

Total expenses after fees waived	0.13%	[6]	0.10%	[7]	0.12%	0.08%	0.05%	[8]

Net investment income	0.02%	[6]	0.01%	[7]	0.06%	0.07%	0.37%	[8]

Supplemental Data
Net assets, end of period (000)	$273,121		$18,370		$139,657	$32,419	$44,698

[1]	Commencement of operations.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010 and the period ended December 31, 2008, which includes gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	29

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Institutional
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0002		0.0004		0.0009	0.0008	0.0200
Dividends from net investment income[1]	(0.0002)		(0.0004)		(0.0009)	(0.0008)	(0.0200)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.02%		0.04%		0.09%	0.08%	1.61%

Ratios to Average Net Assets[3]
Total expenses	0.12%	[4]	0.12%	[5]	0.16%	0.12%	0.15%

Total expenses after fees waived	0.11%	[4]	0.11%	[5]	0.11%	0.04%	0.04%

Net investment income	0.02%	[4]	0.03%	[5]	0.08%	0.09%	0.39%

Supplemental Data
Net assets, end of year (000)	$4		$8,941		$124,791	$30,011	$1,305,944

[1]	Dividends are determined in accordance with federal income tax regulations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Premium
	Period December 20, 2012[1]		Period January 1, 2010 to July 26, 2010[2]		Year Ended December 31,
					2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[3]	0.0003		0.0007	0.0200
Dividends from net investment income[4]	(0.0000)[5]		(0.0003)		(0.0007)	(0.0200)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00

Total Investment Return[6]
Based on net asset value	0.00	[7]	0.03%	[7]	0.08%	1.57%

Ratios to Average Net Assets[8]
Total expenses	0.00	[9,10]	0.20%	[10]	0.19%	0.20%

Total expenses after fees waived	0.00	[9,10]	0.11%	[10]	0.08%	0.07%

Net investment income	0.00	[9,10]	0.05%	[10]	0.09%	1.17%

Supplemental Data
Net assets, end of period (000)	—	[1]	—	[2]	$2,542	$65,095

[1]	There were no Premium Shares outstanding during the fiscal year ended December 31, 2012 except for December 20, 2012.

[2]	There were no Premium Shares outstanding from July 27, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[3]	Amount is less than $0.00005 per share.

[4]	Dividends are determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.00005) per share.

[6]	Where applicable, total investment return include the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended July 26, 2010 and the two years ended December 31, 2009, which include gross expenses.

[9]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	31

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Select
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000	[1]	0.0003		0.0003	0.0007	0.0200
Dividends from net investment income[2]	(0.0000)[3]		(0.0003)		(0.0003)	(0.0007)	(0.0200)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%		0.03%		0.03%	0.08%	1.55%

Ratios to Average Net Assets[5]
Total expenses	0.22%	[6]	0.21%	[7]	0.25%	0.25%	0.25%

Total expenses after fees waived	0.15%	[6]	0.08%	[7]	0.12%	0.08%	0.09%

Net investment income	0.00%	[6]	0.00%	[7]	0.04%	0.08%	0.92%

Supplemental Data
Net assets, end of year (000)	$10,543		$13,119		$288	$4,815	$24,340

[1]	Amount is less than $0.00005 per share.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	SL Agency
	Year Ended December 31,					Period February 4, 2009[1] to December 31, 2009
	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00

Net investment income	0.0006		0.0005		0.0011	0.0008
Dividends from net investment income[2]	(0.0006)		(0.0005)		(0.0011)	(0.0008)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00

Total Investment Return[3]
Based on net asset value	0.06%		0.05%		0.12%	0.09%	[4]

Ratios to Average Net Assets[5]
Total expenses	0.09%	[6]	0.09%	[7]	0.13%	0.12%	[8]

Total expenses after fees waived	0.09%	[6]	0.08%	[7]	0.08%	0.07%	[8]

Net investment income	0.06%	[6]	0.03%	[7]	0.11%	0.08%	[8]

Supplemental Data
Net assets, end of period (000)	$1,525,904		$682,865		$1,457,943	$4,009,074

[1]	Commencement of operations.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010 and the period ended December 31, 2009, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	33

Financial Highlights (concluded)	BlackRock Cash Funds: Treasury

	Trust
	Year Ended December 31,
	2012		2011		2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.0000	[1]	0.0003		0.0002	0.0007	0.0100
Dividends from net investment income[2]	(0.0000)[3]		(0.0003)		(0.0002)	(0.0007)	(0.0100)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%		0.03%		0.02%	0.08%	1.45%

Ratios to Average Net Assets[5]
Total expenses	0.45%	[6]	0.45%	[7]	0.48%	0.47%	0.47%

Total expenses after fees waived	0.15%	[6]	0.10%	[7]	0.16%	0.08%	0.01%

Net investment income	0.00%[6]		0.00%	[7]	0.02%	0.08%	0.05%

Supplemental Data
Net assets, end of year (000)	$15,407		$23,597		$12,999	$55,618	$94,654

[1]	Amount is less than $0.00005 per share.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the three years ended December 31, 2010, which include gross expenses.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements	BlackRock Funds III

1. Organization and Significant Accounting Policies:

BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of the Trust: BlackRock Cash Funds: Government (“Government”), BlackRock Cash Funds: Institutional (“Institutional”), BlackRock Cash Funds: Prime (“Prime”) and BlackRock Cash Funds: Treasury (“Treasury”) (each a “Fund” and together, the “Funds”). The Funds are classified as diversified. Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each a “Master Portfolio” and together, the “Master Portfolios”). Each Master Portfolio has the same or a substantially similar investment objective as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects that Fund’s proportionate interest in the net assets of that Master Portfolio. The percentage of the Master Portfolio owned by the corresponding Fund at December 31, 2012 was 100% for Government, 98.04% for Institutional, 88.01% for Prime and 69.83% for Treasury. The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds offer multiple classes of shares although certain share classes may not be outstanding at report date. Each Fund offers the following classes of shares: Institutional Shares, Select Shares, SL Agency Shares and Trust Shares. Institutional, Prime and Treasury offer Capital Shares and Premium Shares and Institutional also offers Aon Captives Shares. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions and differ principally with respect to administration fees and Aon shares distribution fees to which the classes are subject. The Aon Captives Shares also bear certain expenses related to the distribution of such shares. The Aon Captives Shares have exclusive voting rights with respect to matters relating to their distribution expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund’s policy is to fair value its financial instruments at market value. Each Fund records its investment in its corresponding Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation of securities held by the Master Portfolios is discussed in Note 1 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted for on a trade date basis. Each Fund records daily its proportionate share of its Master Portfolio’s income, expenses and realized gains and losses. In addition, each Fund accrues its own expenses. Income, expenses and realized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust entered into Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as the Funds’ administrator and entered into an Administration Agreement with the Trust, on behalf of the Funds, on similar terms. BAL, and previously BTC,

BLACKROCK FUNDS III	DECEMBER 31, 2012	35

Notes to Financial Statements (continued)	BlackRock Funds III

is entitled to receive for these administration services an annual fee based on the average daily net assets of each class of each Fund as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	0.05%	N/A	N/A
Capital	N/A	0.07%[1]	0.07%	0.07%
Institutional	0.05%[1]	0.05%	0.05%	0.05%
Premium	N/A	0.10%[1]	0.10%	0.10%[1]
Select	0.15%	0.15%	0.15%	0.15%
SL Agency	0.02%[1]	0.02%	0.02%	0.02%
Trust	0.38%	0.38%	0.38%	0.38%

[1]	There were no shares outstanding as of December 31, 2012.

For the year ended December 31, 2012, the administration fees, which are included in administration — class specific in the Statements of Operations, for each class of each Fund are as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	$3,942	N/A	N/A
Capital	N/A	N/A	$471,671	$24,729
Institutional	—	$617,081	$1,448,118	$2,077
Premium	N/A	$1,638	$2,318,782	—
Select	$11,649	$32,180	$49,953	$21,106
SL Agency	—	$6,988,895	$902,610	$208,705
Trust	$5,607	$26,743	$96,696	$76,217

From time to time, BAL, and previously BTC, may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

BAL, and previously BTC, contractually agreed to waive a portion of its administration fees for the Select Shares through April 30, 2013. After giving effect to such contractual waiver, the administration fees for the Select Shares will be 0.13%. These amounts are included in fees waived by administrator — class specific in the Statements of Operations.

The fees and expenses of the Trusts’ trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. BAL, and previously BTC, has contractually agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the independent expenses through April 30, 2013. These amounts are included in fees reimbursed by administrator in the Statements of Operations.

BAL, and previously BTC, has voluntarily agreed to waive administration fees to enable each Fund to maintain minimum levels of daily net investment income. These amounts are included in fees waived by administrator — class specific in the Statements of Operations. BAL may discontinue the waiver at any time.

For the year ended December 31, 2012, BAL, and previously BTC, waived administration fees for the Funds as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	—	N/A	N/A
Capital	N/A	—	—	$2,898
Institutional	—	—	—	$395
Premium	N/A	—	—	—
Select	$4,397	$4,291	$6,661	$9,951
SL Agency	—	—	—	$8,631
Trust	$4,067	$7,840	$32,226	$60,639

As of December 31, 2012, the only eligible investors for the SL Agency Shares of the Funds are investment companies for which (i) BlackRock Fund Advisors (“BFA”), the investment advisor to the Master Portfolios, BTC, or an affiliate provides investment advisory or administration services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in the Funds. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional, Prime and Treasury.

The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, and has adapted a Distribution Plan in accordance with Rule 12b-1 with respect to the Aon Captives Shares. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, Institutional pays BRIL ongoing distribution fees with respect to Aon Captives Shares. The fees are accrued daily and paid monthly at an annual rate of 0.10% based upon the average daily net assets of the Aon Captives Shares. The Capital Shares, Institutional Shares, Premium Shares, Select Shares, SL Agency Shares and Trust Shares of Institutional do not pay any fees for distribution services. The fees paid to BRIL by Institutional are shown as Distribution — Aon Captives in the Statements of Operations.

Certain officers and/or trustees of the trust are officers and/or directors of BlackRock or its affiliates.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2012 attributable to the reclassification of distributions were reclassified to the following accounts:

Prime
Undistributed net investment income	$1,434
Accumulated net realized gain	$(1,434)

The tax character of distributions paid during the fiscal years ended December 31, 2012 and December 31, 2011 was as follows:

		Government	Institutional	Prime	Treasury
Ordinary income	12/31/12	$509	$91,159,660	$21,348,089	$727,467
	12/31/11	79,166	54,604,114	15,624,534	487,491
Long-termcapital gains	12/31/11	—	107,224	—	—
Total	12/31/12	$509	$91,159,660	$21,348,089	$727,467
	12/31/11	$79,166	$54,711,338	$15,624,534	$487,491

36	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (continued)	BlackRock Funds III

As of December 31, 2012, the tax components of accumulated net earnings were as follows:

	Government	Institutional	Prime	Treasury
Undistributed ordinary income	$5	$1,835,864	—	$36,953
Undistributed long-term capital gains	—	—	$121,623	—

Total	$5	$1,835,864	$121,623	$36,953

During the year ended December 31, 2012, Prime utilized $1,491,941 of its capital loss carryforward.

4. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Year Ended December 31,
Government	2012	2011
Institutional
Shares sold	—	21,120,001
Shares issued in reinvestment of dividends	—	2,431
Shares redeemed	—	(26,782,985)

Net decrease	—	(5,660,553)

Select
Shares sold	47,947,695	33,208,234
Shares issued in reinvestment of dividends	495	2,334
Shares redeemed	(40,266,660)	(41,500,352)

Net increase (decrease)	7,681,530	(8,289,784)

SL Agency
Shares sold	—	1,293,402,500
Shares issued in reinvestment of dividends	—	15,152
Shares redeemed	—	(1,293,417,652)

Net increase	—	—

Trust
Shares sold	6,237,056	4,032,425
Shares issued in reinvestment of dividends	13	360
Shares redeemed	(6,661,860)	(6,195,205)

Net decrease	(424,791)	(2,162,420)

Total Net Increase (Decrease)	7,256,739	(16,112,757)

Institutional
Aon Captives
Shares sold	5,005,789	5,656,829
Shares issued in reinvestment of dividends	2,097	8,216
Shares redeemed	(3,172,508)	(55,734,990)

Net increase (decrease)	1,835,378	(50,069,945)

Institutional (concluded)	2012	2011
Premium
Shares sold	100,000,000	7,500
Shares issued in reinvestment of dividends	3,144	—
Shares redeemed	(100,003,144)	(7,500)

Net increase	—	—

Institutional
Shares sold	12,489,140,833	8,651,733,281
Shares issued in reinvestment of dividends	1,782,703	1,360,520
Shares redeemed	(12,368,911,496)	(8,639,461,080)

Net increase	122,012,040	13,632,721

Select
Shares sold	122,130,664	80,468,223
Shares issued in reinvestment of dividends	33,546	23,644
Shares redeemed	(155,494,068)	(65,647,366)

Net increase (decrease)	(33,329,858)	14,844,501

SL Agency
Shares sold	81,965,578,895	82,420,167,190
Shares issued in reinvestment of dividends	9,232	11,044
Shares redeemed	(75,431,362,130)	(73,543,695,298)

Net increase	6,534,225,997	8,876,482,936

Trust
Shares sold	13,152,188	43,919,299
Shares issued in reinvestment of dividends	480	807
Shares redeemed	(15,578,466)	(41,055,601)

Net increase (decrease)	(2,425,798)	2,864,505

Total Net Increase	6,622,317,759	8,857,754,718

Prime
Capital
Shares sold	19,623,999,355	5,397,811,345
Shares issued in reinvestment of dividends	802,827	759,435
Shares redeemed	(18,686,770,627)	(5,459,756,950)

Net increase (decrease)	938,031,555	(61,186,170)

Institutional
Shares sold	26,679,153,266	22,608,075,380
Shares issued in reinvestment of dividends	2,281,837	2,201,956
Shares redeemed	(25,728,716,808)	(23,900,189,738)

Net increase (decrease)	952,718,295	(1,289,912,402)

Premium
Shares sold	26,157,658,266	23,934,752,476
Shares issued in reinvestment of dividends	1,262,545	1,206,416
Shares redeemed	(24,137,961,703)	(23,709,664,413)

Net increase	2,020,959,108	226,294,479

BLACKROCK FUNDS III	DECEMBER 31, 2012	37

Notes to Financial Statements (concluded)	BlackRock Funds III

	Year Ended December 31,
Prime (concluded)	2012	2011
Select
Shares sold	459,791,154	551,229,916
Shares issued in reinvestment of dividends	43,389	69,707
Shares redeemed	(519,184,128)	(562,087,435)

Net decrease	(59,349,585)	(10,787,812)

SL Agency
Shares sold	6,080,507,863	4,537,643,287
Shares redeemed	(5,034,229,500)	(3,401,487,734)

Net increase	1,046,278,363	1,136,155,553

Trust
Shares sold	39,817,031	53,633,417
Shares redeemed	(47,776,512)	(61,002,359)

Net decrease	(7,959,481)	(7,368,942)

Total Net Increase (Decrease)	4,890,678,255	(6,805,294)

Treasury
Capital
Shares sold	398,815,698	2,100,194
Shares issued in reinvestment of dividends	10,682	22,193
Shares redeemed	(144,076,039)	(123,404,434)

Net increase (decrease)	254,750,341	(121,282,047)

Institutional
Shares sold	—	96,047,245
Shares issued in reinvestment of dividends	1,486	12,399
Shares redeemed	(8,941,292)	(211,897,709)

Net decrease	(8,939,806)	(115,838,065)

Premium
Shares sold	150,000	—
Shares issued in reinvestment of dividends	—	—
Shares redeemed	(150,000)	—

Net increase (decrease)	—	—

Select
Shares sold	74,096,608	36,511,128
Shares issued in reinvestment of dividends	1,412	2,759
Shares redeemed	(76,674,347)	(23,679,366)

Net increase (decrease)	(2,576,327)	12,834,521

SL Agency
Shares sold	34,307,460,448	33,009,840,675
Shares issued in reinvestment of dividends	13,032	5,372
Shares redeemed	(33,464,457,731)	(33,784,717,911)

Net increase (decrease)	843,015,749	(774,871,864)

Trust
Shares sold	31,333,371	37,454,464
Shares issued in reinvestment of dividends	2,199	4,391
Shares redeemed	(39,527,026)	(26,855,401)

Net increase (decrease)	(8,191,456)	10,603,454

Total Net Increase (Decrease)	1,078,058,501	(988,554,001)

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

38	BLACKROCK FUNDS III	DECEMBER 31, 2012

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Shareholders and Board of Trustees of BlackRock Funds III:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BlackRock Cash Funds: Government, BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury, (each a “Fund” and together, the “Funds”), at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by Government, Institutional, Prime and Treasury for the taxable year ended December 31, 2012.

Interest Related Dividends and Qualified Short-Term Capital Gains for Non-US Residents[1]
Month Paid:
January 2012 – December 2012
Government	100.00%
Institutional	64.49%
Prime	66.89%
Treasury	100.00%
Federal Obligation Interest[2]
Institutional	5.40%
Prime	4.20%
Treasury	29.83%

[1]	Represents the portion of the taxable ordinary dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any of the dividends you received is exempt from state income taxes.

BLACKROCK FUNDS III	DECEMBER 31, 2012	39

Master Portfolio Information as of December 31, 2012	Master Investment Portfolio

Government Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	100%

Total	100%

Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Certificates of Deposit	29%
Commercial Paper	26
Repurchase Agreements	14
US Government Sponsored Agency Obligations	12
US Treasury Obligations	9
Time Deposits	8
Corporate Notes	2

Total	100%

Prime Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Commercial Paper	23%
Repurchase Agreements	23
Certificates of Deposit	22
Time Deposits	13
US Government Sponsored Agency Obligations	12
US Treasury Obligations	5
Corporate Notes	2

Total	100%

Treasury Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	72%
US Treasury Obligations	28

Total	100%

40	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments December 31, 2012	Government Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Barclays Capital, Inc., 0.20%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $3,500,039, collateralized by US Treasury obligations, 2.13%, due 05/31/15, par and fair value of $3,415,500 and $3,570,044, respectively)	$3,500	$3,500,000
BNP Paribas Securities Corp., 0.18%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $2,629,026, collateralized by US Treasury obligations, 2.63%, due 12/31/14, par and fair value of $2,560,800 and $2,681,639, respectively)	2,629	2,629,000
Deutsche Bank Securities Inc., 0.25%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $4,000,056, collateralized by US government sponsored agency obligations, 0.00%, due 05/01/40, par and fair value of $8,781,278 and $4,440,000, respectively)	4,000	4,000,000
Goldman Sachs & Co., 0.25%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $3,500,049, collateralized by various US government sponsored agency obligations, 3.00% to 7.00%, due 06/01/26 to 05/01/40, par and fair value of $7,680,891 and $3,570,001 respectively)	3,500	3,500,000
HSBC Securities (USA), Inc., 0.16%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $3,000,027, collateralized by US Treasury obligations, 0.63%, due 04/30/13, par and fair value of $3,055,000 and $3,063,716, respectively)	$3,000	$3,000,000
Morgan Stanley & Co. LLC, 0.18%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $1,000,010, collateralized by US Treasury obligations, 1.00%, due 06/30/19, par and fair value of $1,022,000 and $1,020,084, respectively)	1,000	1,000,000
Total Repurchase Agreements — 100.1%		17,629,000
Total Investments (Cost — $17,629,000*) — 100.1%		17,629,000
Liabilities in Excess of Other Assets — (0.1)%		(15,174)

Net Assets — 100.0%		$17,613,826

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in the securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$17,629,000	—	$17,629,000

[1]	See above Schedule of Investments for values in each security type.

Certain of the Master Portfolio’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of December 31, 2012, cash of $762 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	41

Schedule of Investments December 31, 2012	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value

Euro — 2.1%
Mitsubishi UFJ Trust and Banking Corp., UK, 0.30%, 1/28/13	$200,000	$200,000,750
National Australia Bank Ltd., London, 0.42%, 1/16/13	212,000	212,000,000
Sumitomo Mitsui Banking Corp., London, 0.36%, 1/11/13	150,000	150,000,208
Sumitomo Trust & Banking Co. Ltd., London, 0.40%, 2/06/13	200,000	200,000,999

		762,001,957
Yankee (a) — 27.5%
Bank of Montreal, Chicago, 0.35%, 11/15/13	310,000	309,983,795
Bank of Nova Scotia, Houston:
0.34%, 10/16/13 (b)	250,000	249,985,015
0.41%, 12/31/13	175,000	175,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., New York:
0.49%, 2/19/13	238,000	238,000,000
0.34%, 4/25/13	350,000	350,000,000
0.34%, 5/03/13	225,000	225,000,000
Barclays Bank Plc, New York, 0.49%, 1/23/13	571,000	571,000,000
Canadian Imperial Bank of Commerce, New York, 0.32%, 6/03/13 (b)	553,015	553,015,000
Credit Industriel Et Commercial, New York, 0.45%, 3/12/13	292,000	292,000,000
Credit Suisse, New York, 0.32%, 2/04/13	384,000	384,000,000
Mitsubishi UFJ Trust and Banking Corp., New York, 0.47%, 2/28/13	155,000	155,000,000
National Australia Bank Ltd., New York, 0.29%, 8/13/13	340,000	340,000,000
National Bank of Canada, New York, 0.38%, 7/25/13	275,000	275,000,000
Natixis, New York, 0.49%, 4/01/13	550,000	550,000,000
Nordea Bank Finland Plc, New York, 0.36%, 2/19/13	325,000	325,000,000
Rabobank Nederland, New York:
0.52%, 1/14/13	360,000	360,000,000
0.50%, 4/24/13 (b)	285,500	285,500,000
0.46%, 5/09/13	225,000	225,000,000
Skandinaviska Enskilda Banken, New York:
0.36%, 2/01/13	275,000	275,000,000
0.31%, 3/26/13	350,000	350,000,000
0.31%, 4/01/13	300,000	300,000,000
0.30%, 4/04/13	170,000	170,000,000
Sumitomo Mitsui Banking Corp., New York:
0.40%, 2/08/13	375,000	375,000,000
0.40%, 2/12/13	375,000	375,000,000
0.35%, 4/24/13	300,000	300,000,000
Toronto Dominion Bank, New York:
0.30%, 7/22/13	650,000	650,000,000
0.32%, 10/22/13	560,000	560,000,000
Westpac Banking Corp., New York:
0.41%, 5/07/13	150,000	150,000,000
0.30%, 8/27/13	330,000	330,000,000

		9,698,483,810
Total Certificates of Deposit — 29.6%		10,460,485,767

Commercial Paper
Antalis US Funding Corp., 0.49%, 2/01/13 (c)	166,000	165,931,388
Atlantic Asset Securitization LLC, 0.44%, 4/04/13	150,000	150,000,000
Atlantis One Funding Corp. (c):
0.54%, 1/17/13	75,000	74,982,333
0.50%, 2/21/13	350,000	349,757,042

Commercial Paper	Par (000)	Value

Australia & New Zealand Banking Group, 0.41%, 11/12/13	$200,000	$200,000,000
BNP Paribas Finance, Inc., 0.48%, 2/01/13 (c)	745,000	744,692,066
Collateralized CP Co. LLC, 0.38%, 1/17/13 (c)	100,000	99,983,111
Commonwealth Bank of Australia:
0.36%, 11/14/13	295,000	294,974,024
0.36%, 11/15/13	300,000	300,000,000
0.36%, 11/27/13	75,000	75,000,000
DNB Bank ASA, 0.35%, 2/05/13 (c)	300,000	299,899,375
Erste Abwicklungsanstalt (c):
0.55%, 1/22/13	60,000	59,982,500
0.55%, 1/22/13	50,000	49,982,500
0.60%, 2/11/13	100,000	99,931,667
0.57%, 2/20/13	30,000	29,976,250
0.64%, 2/21/13	50,000	49,954,667
0.65%, 2/28/13	150,000	149,842,917
0.55%, 3/11/13	170,000	169,820,792
0.55%, 3/12/13	200,000	199,786,111
0.52%, 3/25/13	100,000	99,880,111
0.52%, 3/27/13	100,000	99,877,222
0.47%, 4/04/13	100,000	99,878,583
0.50%, 4/23/13	50,000	49,922,222
0.50%, 4/29/13	100,000	99,836,111
0.52%, 7/01/13	100,000	99,738,556
0.39%, 7/15/13	125,000	124,735,937
0.52%, 7/22/13	130,000	129,620,689
Govco LLC (c):
0.37%, 1/22/13	200,000	199,956,833
0.34%, 2/13/13	100,000	99,959,389
0.34%, 2/15/13	100,000	99,957,500
HSBC Bank Plc, 0.55%, 9/18/13	230,000	230,000,000
ING US Funding LLC, 0.44%, 1/16/13 (c)	569,050	568,945,674
Kells Funding LLC (c):
0.43%, 1/07/13	79,000	78,994,338
0.60%, 1/16/13	100,000	99,975,000
0.50%, 2/04/13	25,000	24,988,194
0.54%, 2/05/13	80,000	79,958,000
0.48%, 2/06/13	80,000	79,961,600
0.28%, 2/08/13	175,000	174,948,278
0.50%, 2/22/13	50,000	49,963,889
0.48%, 3/01/13	98,000	97,922,907
0.49%, 3/01/13	50,000	49,959,847
0.50%, 3/20/13	100,000	99,891,667
0.47%, 5/03/13	205,000	204,673,481
Mont Blanc Capital Corp. (c):
0.37%, 2/08/13	100,044	100,004,927
0.35%, 3/04/13	84,945	84,893,797
0.34%, 3/06/13	80,000	79,951,644
Natexis Banques Populaires US Financing Corp., 0.47%, 2/01/13 (c)	350,000	349,858,347
Nestle Capital Corp., 0.37%, 9/06/13 (c)	175,000	174,553,944
Old Line Funding LLC, 0.32%, 3/11/13 (c)	85,000	84,947,867
Rabobank USA Financial Corp., 0.45%, 3/11/13 (c)	225,000	224,805,937
Royal Park Investments Funding Corp. (c):
0.75%, 1/14/13	123,000	122,966,688
0.63%, 5/21/13	50,000	49,877,500
Skandinaviska Enskilda Banken AB (c):
0.31%, 3/19/13	70,000	69,953,586
0.30%, 3/21/13	175,000	174,884,792
Societe Generale North America, Inc., 0.47%, 2/05/13 (c)	350,000	349,840,069
Starbird Funding Corp., 0.45%, 2/07/13 (c)	75,000	74,965,313
Westpac Banking Corp., 0.42%, 7/02/13	275,000	275,000,000
Westpac Securities NZ Ltd., 0.54%, 4/15/13	300,000	300,000,000
Total Commercial Paper — 25.9%		9,124,547,182

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Corporate Notes	Par (000)	Value

Bank of Montreal, Chicago, 0.39%, 1/10/14	$210,000	$210,000,000
JPMorgan Chase Bank NA, 0.39%, 5/17/13 (a)	250,725	250,725,000
Westpac Banking Corp., 0.37%, 9/24/13 (d)	25,000	25,117,922
Total Corporate Notes — 1.4%		485,842,922

Time Deposits
Bank of Nova Scotia, 0.03%, 1/02/13	1,000,000	1,000,000,000
Natexis, 0.12%, 1/02/13	864,000	864,000,000
Societe Generale:
0.15%, 1/02/13	100,000	100,000,000
0.41%, 3/04/13	850,000	850,000,000
Total Time Deposits — 8.0%		2,814,000,000

US Government Sponsored Agency Obligations
Fannie Mae Variable Rate Notes (a):
0.34%, 1/10/13	250,000	249,998,758
0.22%, 5/17/13	304,000	303,965,061
0.18%, 11/08/13	170,000	169,956,098
0.19%, 6/20/14	425,000	424,876,063
Federal Farm Credit Bank Variable Rate Notes (a):
0.12%, 6/18/13	66,000	66,000,000
0.16%, 3/07/14	40,000	39,995,649
0.18%, 5/23/14	50,000	49,989,782
0.19%, 10/20/14	95,000	94,965,385
Federal Home Loan Bank:
0.23%, 5/17/13	120,000	119,994,082
0.24%, 5/21/13	100,000	99,994,586
0.23%, 5/29/13	50,000	49,995,282
0.42%, 6/21/13	88,275	88,339,488
0.25%, 7/05/13	65,500	65,495,532
0.17%, 7/17/13	6,000	6,000,600
Federal Home Loan Bank Discount Notes (c):
0.15%, 6/12/13	358,000	357,758,350
0.14%, 6/14/13	215,855	215,717,333
0.14%, 6/20/13	10,000	9,999,682
Federal Home Loan Bank Variable Rate Notes (a):
0.22%, 4/12/13	114,500	114,495,247
0.33%, 7/08/13	50,000	50,000,000
Freddie Mac Discount Notes (c):
0.14%, 6/10/13	179,201	179,089,184
0.14%, 6/10/13	75,000	74,950,313
Freddie Mac Variable Rate Notes (a):
0.40%, 9/03/13	227,900	227,869,134
0.15%, 9/13/13	884,785	884,410,304
0.18%, 11/04/13	309,000	308,974,104
Total US Government Sponsored Agency Obligations — 12.1%		4,252,830,017

US Treasury Obligations
US Treasury Bills (c):
0.13%, 1/17/13	350,000	349,979,778
0.15%, 2/21/13	275,000	274,942,536
0.14%, 3/21/13	300,000	299,907,667
0.15%, 4/11/13	200,000	199,918,751
0.16%, 5/02/13	350,000	349,815,895
0.15%, 5/09/13	300,000	299,840,000
0.14%, 6/06/13	200,000	199,878,667
0.13%, 6/27/13	840,000	839,463,100
US Treasury Notes:
1.38%, 3/15/13	280,000	280,650,308
1.13%, 6/15/13	120,000	120,476,629
Total US Treasury Obligations — 9.1%		3,214,873,331

Repurchase Agreements	Par (000)	Value

BNP Paribas Securities Corp., 0.17%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $330,003,117, collateralized by various corporate debt obligations, 0.00% to 8.40% due 2/13/13 to 1/15/31, par and fair value of $304,314,988 and $339,928,039, respectively)	$330,000	$330,000,000
BNP Paribas Securities Corp., 0.22%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $200,002,444, collateralized by various US government sponsored agency obligations, 0.75% to 8.50%, due 2/01/13 to 01/01/43, par and fair value of $2,295,421,953 and $204,004,413, respectively)	200,000	200,000,000
Citigroup Global Markets Inc., 0.42%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $95,002,217, collateralized by various US Treasury obligations and non-US government debt securities, 0.00% to 7.94% due 9/15/13 to 12/01/41, par and fair value of $98,832,808 and $102,974,328, respectively)	95,000	95,000,000
Citigroup Global Markets Inc., 0.51%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $130,003,683, collateralized by various US government sponsored agency obligations and corporate debt obligations, 0.38% to 9.38% due 1/15/13 to 11/01/42, par and fair value of $244,194,912 and $133,038,951, respectively)	130,000	130,000,000
Credit Suisse Securities (USA) LLC, 0.19%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $142,771,507, collateralized by US Treasury obligations, 1.50%, due 6/30/16, par and fair value of $140,500,000 and $145,625,450, respectively)	142,770	142,770,000
Credit Suisse Securities (USA) LLC, 0.62%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $150,005,167, collateralized by various corporate debt obligations, 0.32% to 7.93% due 12/10/25 to 8/15/56, par and fair value of $430,940,989 and $172,500,755, respectively)	150,000	150,000,000
Credit Suisse Securities (USA) LLC, 0.62%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $250,008,611, collateralized by various non-US government debt securities, 0.00% to 6.56% due 11/15/17 to 2/15/51, par and fair value of $2,884,897,823 and $287,500,000, respectively)	250,000	250,000,000
Credit Suisse Securities (USA) LLC, 0.70%, 1/28/13 (Purchased on 12/31/12 to be repurchased at $210,108,889, collateralized by various US government sponsored agency obligations and corporate debt obligations, 0.00% to 7.51%, due 01/25/19 to 06/25/50, par and fair value of $503,331,238 and $250,000,030, respectively)	200,000	200,000,000
Deutsche Bank Securities Inc., 0.15%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $200,001,667, collateralized by US Treasury obligations, 0.88%, due 7/31/19, par and fair value of $205,564,800 and $204,000,022, respectively)	200,000	200,000,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	43

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value

Deutsche Bank Securities Inc., 0.20%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $180,002,000, collateralized by various US government sponsored agency obligations, 0.00% to 6.00%, due 5/01/13 to 11/02/40, par and fair value of $179,674,000 and $183,600,577, respectively)	$180,000	$180,000,000
Deutsche Bank Securities Inc., 0.25%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $609,308,463, collateralized by various US Treasury obligations and US government sponsored agency obligations, 0.00% to 3.50%, due 11/24/15 to 11/01/42, par and fair value of $601,937,140 and $626,578,055, respectively)	609,300	609,300,000
Goldman Sachs & Co., 0.22%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $150,001,833, collateralized by various US government sponsored agency obligations, 3.00% to 3.50%, due 11/20/42 to 12/20/42, par and fair value of $142,546,700 and $153,000,001, respectively)	150,000	150,000,000
HSBC Securities (USA) Inc., 0.15%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $200,001,667, collateralized by various corporate debt obligations, 0.43% to 10.50% due 1/15/13 to 5/29/49, par and fair value of $202,549,000 and $208,748,445, respectively)	200,000	200,000,000
HSBC Securities (USA) Inc., 0.15%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $88,223,735, collateralized by various US Treasury obligations, 3.13% to 3.25% due 10/31/16 to 1/31/17, par and fair value of $81,157,500 and $89,989,794, respectively)	88,223	88,223,000
HSBC Securities (USA) Inc., 0.16%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $70,993,631, collateralized by various US Treasury obligations, 2.38% to 3.25% due 3/31/16 to 2/28/17, par and fair value of $65,998,100 and $72,415,734, respectively)	70,993	70,993,000
JPMorgan Securities LLC, 0.42%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $60,001,400, collateralized by various non-US government debt securities, 3.63% to 8.00% due 1/27/17 to 1/14/41, par and fair value of $46,720,000 and $62,752,709, respectively)	60,000	60,000,000
JPMorgan Securities LLC, 0.73%, 1/07/13 (Purchased on 12/31/12 to be repurchased at $200,028,389, collateralized by various non-US government debt securities, 0.56% to 7.53%, due 4/25/18 to 2/15/51, par and fair value of $335,457,732 and $219,114,774, respectively)	200,000	200,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.10%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $250,001,389, collateralized by various US Treasury obligations, 2.38% to 6.88% due 9/30/14 to 8/15/25, par and fair value of $238,214,900 and $255,000,053, respectively)	250,000	250,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.18%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $240,002,400, collateralized by various US Treasury obligations, 0.50% to 0.75% due 8/15/13 to 12/31/17, par and fair value of $244,389,000 and $244,800,152, respectively)	240,000	240,000,000

Repurchase Agreements	Par (000)	Value

Merrill Lynch, Pierce, Fenner & Smith Inc., 0.21%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $108,301,264, collateralized by various US government sponsored agency obligations, 0.76% to 4.00%, due 4/15/41 to 3/01/42, par and fair value of $140,841,893 and $110,759,530, respectively)	$108,300	$108,300,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.22%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $100,001,222, collateralized by various US government sponsored agency obligations and corporate debt obligations, 0.50% due 7/31/17, par and fair value of $3,353,672,326 and $105,679,852, respectively)	100,000	100,000,000
Morgan Stanley & Co. LLC, 0.15%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $90,000,750, collateralized by various US government sponsored agency obligations, 2.50 % to 3.49% due 8/01/27 to 11/01/42, par and fair value of $89,521,238 and $92,062,260, respectively)	90,000	90,000,000
Morgan Stanley & Co. LLC, 0.18%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $98,000,980, collateralized by US Treasury obligations, 2.13% due 8/15/21, par and fair value of $94,121,800 and $99,960,058, respectively)	98,000	98,000,000
Morgan Stanley & Co. LLC, 0.25%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $300,004,167, collateralized by various US government sponsored agency obligations 3.50% to 4.50%, due 4/01/27 to 9/01/42, par and fair value of $342,167,455 and $306,000,001, respectively)	300,000	300,000,000
RBS Securities Inc., 0.14%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $120,000,933, collateralized by various US government sponsored agency obligations, 3.00% to 6.00%, due 12/01/27 to 11/01/42, par and fair value of $139,664,248 and $122,404,522, respectively)	120,000	120,000,000
RBS Securities Inc., 0.22%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $40,000,489, collateralized by various US government sponsored agency obligations, 3.00% to 3.50% due 6/20/42 to 9/20/42, par and fair value of $38,510,000 and $40,804,148, respectively)	40,000	40,000,000
Wells Fargo Bank Co., 0.22%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $320,003,911, collateralized by various corporate debt obligations and non-US government debt securities, 0.00% to 10.00%, due 4/01/13 to 5/10/63, par and fair value of $401,951,261 and $335,697,359, respectively)	320,000	320,000,000
Total Repurchase Agreements — 13.9%		4,922,586,000
Total Investments (Cost — $35,275,165,219*) — 100.0%		35,275,165,219
Other Assets Less Liabilities — 0.0%		13,933,643

Net Assets — 100.0%		$35,289,098,862

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	Money Market Master Portfolio

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Issuer is a US branch of foreign domiciled bank.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in the securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$35,275,165,219	—	$35,275,165,219

[1]	See above Schedule of Investments for values in each security type.

Certain of the Master Portfolio’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of December 31, 2012, cash of $4,646,310 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	45

Schedule of Investments December 31, 2012	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value

Euro — 1.6%
Mitsubishi UFJ Trust and Banking Corp., UK, 0.30%, 1/28/13	$100,000	$100,000,375
National Australia Bank Ltd., London, 0.42%, 1/16/13	100,000	100,000,000
Sumitomo Mitsui Banking Corp., London, 0.36%, 1/11/13	50,000	50,000,069

		250,000,444
Yankee (a) — 20.3%
Bank of Montreal, Chicago:
0.43%, 7/17/13 (b)	90,000	90,000,000
0.35%, 11/15/13	122,000	121,993,623
Bank of Nova Scotia, Houston:
0.30%, 2/11/13	100,000	100,000,000
0.41%, 12/31/13	65,000	65,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., New York:
0.49%, 2/19/13 (b)	100,000	100,000,000
0.34%, 4/25/13	110,000	110,000,000
0.34%, 5/03/13	175,000	175,000,000
Canadian Imperial Bank of Commerce, New York, 0.32%, 6/03/13 (b)	162,470	162,470,000
Credit Industriel Et Commercial, New York:
0.45%, 3/07/13	15,000	15,000,000
0.45%, 3/12/13	108,000	108,000,000
National Australia Bank Ltd., New York, 0.29%, 8/13/13	130,000	130,000,000
National Bank of Canada, New York, 0.38%, 7/25/13	75,000	75,000,000
Natixis, New York:
0.42%, 3/01/13	100,000	100,000,000
0.49%, 4/01/13	115,000	115,000,000
Norinchukin Bank, New York, 0.15%, 1/07/13	175,000	175,000,000
Rabobank Nederland, New York:
0.52%, 1/14/13	50,000	50,000,000
0.50%, 4/24/13 (b)	91,500	91,500,000
0.46%, 5/09/13	75,000	75,000,000
0.42%, 6/18/13	100,000	100,000,000
Skandinaviska Enskilda Banken, New York:
0.36%, 2/01/13	100,000	100,000,000
0.31%, 3/28/13	150,000	150,000,000
0.31%, 4/01/13	180,000	180,000,000
0.30%, 4/04/13	130,000	130,000,000
Sumitomo Mitsui Banking Corp., New York, 0.40%, 2/12/13	150,000	150,000,000
Toronto Dominion Bank, New York:
0.30%, 4/19/13	250,000	250,000,000
0.32%, 10/21/13	200,000	200,000,000
Westpac Banking Corp., New York, 0.30%, 8/27/13	120,000	120,000,000

		3,238,963,623
Total Certificates of Deposit — 21.9%		3,488,964,067

Commercial Paper
Antalis US Funding Corp., 0.48%, 2/01/13 (c)	60,000	59,975,200
Atlantic Asset Securitization LLC, 0.45%, 1/02/13	50,000	50,000,000
Atlantis One Funding Corp. (c):
0.54%, 1/07/13	50,000	49,995,500
0.53%, 1/17/13	75,000	74,982,333
0.52%, 1/25/13	100,000	99,965,333
0.48%, 2/15/13	100,000	99,940,000
Australia & New Zealand Banking Group, 0.41%, 11/12/13	100,000	100,000,000
BNP Paribas Finance, Inc., 0.48%, 2/01/13 (c)	130,000	129,946,267

Commercial Paper	Par (000)	Value

Commonwealth Bank of Australia:
0.36%, 11/01/13	$73,000	$73,000,000
0.36%, 11/14/13	115,000	114,989,874
0.36%, 11/15/13	100,000	100,000,000
0.36%, 11/27/13	25,000	25,000,000
DNB Bank ASA, 0.35%, 2/05/13 (c)	100,000	99,966,458
Erste Abwicklungsanstalt (c):
0.60%, 2/06/13	100,000	99,940,000
0.60%, 2/07/13	50,000	49,969,167
0.57%, 2/20/13	70,000	69,944,583
0.65%, 2/25/13	40,000	39,960,278
0.55%, 3/14/13	100,000	99,890,000
0.53%, 3/15/13	80,000	79,914,022
0.47%, 5/17/13	100,000	99,822,444
0.41%, 7/08/13	50,000	49,892,944
0.50%, 8/13/13	50,000	49,844,444
ING US Funding LLC, 0.44%, 1/16/13 (c)	180,000	179,967,000
Kells Funding LLC (c):
0.50%, 1/22/13	78,000	77,977,250
0.49%, 2/04/13	100,000	99,953,722
0.28%, 2/08/13	75,000	74,977,833
0.53%, 2/11/13	50,000	49,969,819
0.43%, 4/24/13	60,000	59,919,017
0.46%, 5/02/13	100,000	99,845,389
Mont Blanc Capital Corp. (c):
0.34%, 2/22/13	54,148	54,121,407
0.34%, 3/06/13	40,000	39,975,822
0.31%, 4/08/13	70,000	69,941,531
Natexis Banques Populaires US Financing Corp., 0.47%, 2/01/13 (c)	125,000	124,949,410
Nestle Capital Corp., 0.37%, 9/06/13 (c)	150,000	149,617,667
Nieuw Amsterdam Receivables Corp. (c):
0.55%, 1/03/13	53,000	52,998,381
0.45%, 1/04/13	50,000	49,998,125
Old Line Funding LLC (c):
0.30%, 2/11/13	90,000	89,969,250
0.30%, 5/20/13	85,000	84,901,542
Rabobank USA Financial Corp., 0.45%, 3/11/13 (c)	25,000	24,978,438
Royal Park Investments Funding Corp., 0.75%, 1/22/13 (c)	75,000	74,967,188
Skandinaviska Enskilda Banken AB (c):
0.31%, 3/19/13	30,000	29,980,108
0.30%, 3/21/13	75,000	74,950,625
Societe Generale North America, Inc., 0.47%, 2/05/13 (c)	120,000	119,945,167
Thunder Bay Funding LLC Thunder Bay Funding LLC, 0.30%, 5/20/13 (c)	60,000	59,930,500
Westpac Banking Corp., 0.42%, 7/02/13	195,000	195,000,000
Total Commercial Paper — 23.0%		3,655,774,038

Corporate Notes
Bank of Montreal, Chicago, 0.39%, 1/10/14	80,000	80,000,000
JPMorgan Chase Bank NA, 0.40%, 5/17/13 (a)	121,710	121,710,000
National Australia Bank, Ltd., 2.50%, 1/08/13 (d)	40,650	40,665,093
Westpac Banking Corp., 1.01%, 9/24/13 (d)	34,000	34,159,922
Westpac Securities NZ, Ltd., 2.63%, 1/28/13 (d)	48,000	48,076,441
Total Corporate Notes — 2.0%		324,611,456

Time Deposits
Bank of Nova Scotia, 0.03%, 1/02/13	500,000	500,000,000
Natexis, 0.12%, 1/02/13	341,000	341,000,000
Nordea Bank Finland Plc, 0.29%, 6/13/13	250,000	250,000,000

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Time Deposits	Par (000)	Value
Societe Generale:
0.15%, 1/02/13	$100,000	$100,000,000
0.41%, 3/04/13	275,000	275,000,000
Sumitomo Mitsui Banking Corp., 0.34%, 6/10/13	200,000	200,000,000
Svenska Handelsbanken AB, 0.02%, 1/02/13	425,000	425,000,000
Total Time Deposits — 13.1%		2,091,000,000

US Government Sponsored Agency Obligations
Fannie Mae Discount Notes, 0.16%, 4/01/13 (c)	55,000	54,978,000
Fannie Mae Variable Rate Notes (a):
0.34%, 1/10/13	121,000	120,999,399
0.19%, 6/20/14	115,000	114,966,464
Federal Farm Credit Bank Discount Notes, 0.22%, 7/05/13 (c)	25,000	24,971,736
Federal Farm Credit Bank Variable Rate Notes, 0.12%, 6/18/13 (a)	30,000	30,000,000
Federal Home Loan Bank:
0.16%, 1/25/13	82,000	81,997,387
0.16%, 2/08/13	52,000	51,997,626
0.20%, 3/01/13	50,000	49,998,150
0.22%, 5/03/13	35,750	35,746,630
Federal Home Loan Bank Discount Notes, 0.15%, 6/12/13 (c)	340,000	339,770,500
Federal Home Loan Bank Variable Rate Note (a):
0.17%, 9/06/13	100,000	99,993,534
0.19%, 9/06/13	250,000	250,000,000
0.13%, 1/27/14	150,000	149,867,576
0.17%, 2/25/14	40,000	39,986,041
Freddie Mac Discount Notes, 0.14%, 6/10/13 (c)	78,160	78,111,367
Freddie Mac Variable Rate Notes (a):
0.15%, 5/16/13	100,000	99,993,304
0.16%, 5/06/13	220,000	219,979,978
0.18%, 11/04/13	100,000	99,991,619
Total US Government Sponsored Agency Obligations — 12.2%		1,943,349,311

US Treasury Obligations
US Treasury Bills (c):
0.15%, 2/21/13	65,000	64,986,648
0.14%, 2/28/13	100,000	99,977,847
0.14%, 3/07/13	50,000	49,987,361
0.15%, 4/11/13	150,000	149,939,166
0.13%, 6/27/13	305,000	304,805,054
0.14%, 3/21/13	100,000	99,969,717
US Treasury Note, 1.38%, 5/15/13	25,000	25,111,407
Total US Treasury Obligations — 5.0%		794,777,200

Repurchase Agreements
Barclays Capital, Inc., 0.20%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $94,001,044, collateralized by US Treasury obligations, 6.13%, due 11/15/27, par and fair value of $63,848,000 and $95,880,104, respectively)	94,000	94,000,000

BNP Paribas Securities Corp., 0.17%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $195,001,842, collateralized by various corporate debt obligations, 0.00% to 8.75%, due 01/15/13 to 7/01/35, par and fair value of $179,818,478 and $200,953,096, respectively)	$195,000	$195,000,000
BNP Paribas Securities Corp., 0.22%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $200,002,444, collateralized by various US government sponsored agency obligations, 0.46% to 8.00%, due 3/1/14 to 9/1/47, par and fair value of $1,162,799,626 and $204,023,956, respectively)	200,000	200,000,000
Credit Suisse Securities (USA) LLC, 0.19%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $109,001,151, collateralized by US Treasury obligations, 0.13%, due 12/31/14, par and fair value of $111,470,000 and $111,182,402, respectively)	109,000	109,000,000
Credit Suisse Securities (USA) LLC, 0.62%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $50,001,722, collateralized by various corporate debt obligations, 0.35% to 5.72%, due 6/11/17 to 10/15/48, par and fair value of $571,751,405 and $57,500,643, respectively)	50,000	50,000,000
Credit Suisse Securities (USA) LLC, 0.70%, 1/28/13 (Purchased on 12/31/12 to be repurchased at $150,081,667, collateralized by various corporate debt obligations and non-US government debt obligations, 0.00% to 7.84%, due 1/25/19 to 6/25/50, par and fair value of $411,896,378 and $187,500,236, respectively)	150,000	150,000,000
Deutsche Bank Securities Inc., 0.15%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $250,002,083, collateralized by US Treasury obligations, 0.00%, due 6/27/13, par and fair value of $255,127,600 and $255,000,036, respectively)	250,000	250,000,000
Deutsche Bank Securities Inc., 0.20%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $100,001,111, collateralized by various US government sponsored agency obligations, 0.63% to 2.13%, due 10/21/15 to 08/14/17, par and fair value of $101,471,000 and $102,000,542, respectively)	100,000	100,000,000
Deutsche Bank Securities Inc., 0.25%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $607,208,433, collateralized by various US government sponsored agency obligations, 0.45% to 3.50%, due 11/24/15 to 11/1/42, par and fair value of $593,678,081 and $623,544,171, respectively)	607,200	607,200,000
HSBC Securities (USA), Inc., 0.16%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $65,800,585, collateralized by various US Treasury obligations, 0.25% to 1.75%, due 4/15/13 to 12/15/14, par and fair value of $66,718,000 and $67,119,450, respectively)	65,800	65,800,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	47

Schedule of Investments (continued)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value

JPMorgan Securities LLC, 0.22%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $110,001,344, collateralized by various non-US government debt obligations, 0.21% to 5.92%, due 10/15/25 to 5/15/45, par and fair value of $119,999,000 and $115,500,074, respectively)	$110,000	$110,000,000
JPMorgan Securities LLC, 0.42%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $30,000,700, collateralized by various non-US government debt obligations, 4.25% to 8.88%, due 5/23/13 to 2/14/34, par and fair value of $19,570,000 and $31,041,456, respectively)	30,000	30,000,000
JPMorgan Securities LLC, 0.73%, 1/07/13 (Purchased on 12/31/12 to be repurchased at $75,010,646, collateralized by various non-US government debt obligations, 1.26% to 7.29%, due 3/6/20 to 9/10/47, par and fair value of $93,503,770 and $78,838,826, respectively)	75,000	75,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.21%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $350,004,083, collateralized by various US government sponsored agency obligations, 0.51% to 6.50%, due 7/25/22 to 12/01/42, par and fair value of $380,902,048 and $357,677,529, respectively)	350,000	350,000,000
Morgan Stanley & Co. LLC, 0.18%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $365,503,655, collateralized by various US Treasury obligations, 0.63% to 4.63%, due 1/31/13 to 8/15/21, par and fair value of $339,794,300 and $372,810,134, respectively)	365,500	365,500,000

Repurchase Agreements	Par (000)	Value
Morgan Stanley & Co. LLC, 0.25%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $611,008,486, collateralized by various US government sponsored agency obligations, 3.50% to 5.00%, due 9/01/31 to 10/01/42, par and fair value of $848,092,168 and $623,220,000, respectively)	$611,000	$611,000,000
RBS Securities Inc., 0.14%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $90,000,700, collateralized by various US government sponsored agency obligations, 3.50% to 4.50%, due 7/01/41 to 10/01/42, par and fair value of $87,937,353 and $91,803,920, respectively)	90,000	90,000,000
Wells Fargo Bank Co., 0.22%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $180,002,200, collateralized by various corporate debt obligations and non-US government debt obligations, 0.00% to 9.88%, due 6/15/14 to 12/11/49, par and fair value of $258,182,959 and $188,868,411, respectively)	180,000	180,000,000
Total Repurchase Agreements — 22.8%		3,632,500,000
Total Investments (Cost — $15,930,976,072*) — 100.0%		15,930,976,072
Other Assets Less Liabilities — 0.0%		3,464,696

Net Assets — 100.0%		$15,934,440,768

Notes to Schedule of investments

*	Cost for federal income tax purposes.

(a)	Issuer is a US branch of foreign domiciled bank.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in the securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	Prime Money Market Master Portfolio

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$15,930,976,072	—	$15,930,976,072

[1]	See above Schedule of Investments for values in each security type.

Certain of the Master Portfolio’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of December 31, 2012, cash of $177,388 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	49

Schedule of Investments December 31, 2012	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

US Treasury Obligations	Par (000)	Value

US Treasury Bills (a):
0.14%, 2/28/13	$50,000	$49,988,722
0.14%, 4/04/13	100,000	99,963,833
0.15%, 4/11/13	25,000	24,990,069
0.15%, 4/18/13	75,000	74,966,563
0.15%, 4/25/13	33,000	32,984,586
0.19%, 5/02/13	15,000	14,990,774
0.15%, 5/09/13	50,000	49,973,333
0.15%, 5/16/13	25,000	24,985,937
0.14%, 5/23/13	75,000	74,958,583
0.15%, 5/30/13	55,000	54,966,061
0.13%, 6/27/13	107,400	107,331,355
US Treasury Notes:
1.38%, 1/15/13	40,000	40,018,968
1.38%, 3/15/13	8,000	8,018,676
0.63%, 4/30/13	20,000	20,029,338
0.50%, 5/31/13	5,000	5,005,608
0.50%, 11/15/13	35,000	35,091,088
0.75%, 12/15/13	15,000	15,076,652
1.00%, 1/15/14	8,000	8,066,811
Total US Treasury Obligations — 28.4%		741,406,957

Repurchase Agreements
Barclays Capital, Inc., 0.14%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $50,000,389, collateralized by US Treasury obligations, 0.25%, due 9/15/15, par and fair value of $51,082,000 and $51,000,011, respectively)	50,000	50,000,000
Barclays Capital, Inc., 0.20%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $217,002,411, collateralized by US Treasury obligations, 0.63%, due 8/31/17, par and fair value of $221,047,100 and $221,340,066, respectively)	217,000	217,000,000
BNP Paribas Securities Corp., 0.18%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $213,423,134, collateralized by US Treasury obligations, 0.38%, due 11/15/15, par and fair value of $217,416,300 and $217,689,488, respectively)	213,421	213,421,000
Citigroup Global Markets Inc., 0.18%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $72,000,720, collateralized by US Treasury obligations, 0.75%, due 10/31/17, par and fair value of $73,102,000 and $73,440,010, respectively)	72,000	72,000,000
Credit Suisse Securities (USA) LLC, 0.19%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $244,002,576, collateralized by US Treasury obligations, 1.75%, due 1/31/14, par and fair value of $243,030,000 and $248,881,158, respectively)	244,000	244,000,000
Credit Suisse Securities (USA) LLC, 0.15%, 1/04/13 (Purchased on 12/31/12 to be repurchased at $40,000,667, collateralized by US Treasury obligations, 3.63%, due 08/15/19, par and fair value of $34,590,000 and $40,800,071, respectively)	40,000	40,000,000
Deutsche Bank Securities Inc., 0.15%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $5,000,042, collateralized by US Treasury obligations, 0.13%, due 12/31/14, par and fair value of $5,113,200 and $5,100,008, respectively)	5,000	5,000,000
Repurchase Agreements	Par (000)	Value

Deutsche Bank Securities Inc., 0.17%, 1/07/13 (Purchased on 12/31/12 to be repurchased at $150,004,958, collateralized by various US Treasury obligations, 0.00% to 8.50%, due 5/15/18 to 5/15/39, par and fair value of $267,972,960 and $153,000,078, respectively)	$150,000	$150,000,000
Deutsche Bank Securities Inc., 0.18%, 1/07/13 (Purchased on 12/31/12 to be repurchased at $40,001,400, collateralized by various US Treasury obligations, 0.00% to 8.50%, due 5/15/18 to 2/15/40, par and fair value of $40,390,893 and $40,800,029, respectively)	40,000	40,000,000
HSBC Securities (USA) Inc., 0.15%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $50,039,417, collateralized by various US Treasury obligations, 0.63% to 1.75%, due 4/15/13 to 4/30/13, par and fair value of $50,658,000 and $51,040,595, respectively)	50,039	50,039,000
HSBC Securities (USA) Inc., 0.16%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $96,200,855, collateralized by various US Treasury obligations, 0.25% to 2.63%, due 5/15/15 to 8/15/20, par and fair value of $92,127,600 and $98,126,750, respectively)	96,200	96,200,000
HSBC Securities (USA) Inc., 0.17%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $50,000,472, collateralized by various US Treasury obligations, 0.13% to 8.75%, due 2/15/13 to 2/15/29, par and fair value of $41,635,300 and $51,005,040, respectively)	50,000	50,000,000
HSBC Securities (USA) Inc., 0.16%, 1/04/13 (Purchased on 12/31/12 to be repurchased at $80,001,422, collateralized by various US Treasury obligations, 0.25% to 11.25%, due 1/15/13 to 11/15/42, par and fair value of $74,668,672 and $81,604,546, respectively)	80,000	80,000,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.18%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $144,001,440, collateralized by US Treasury obligations, 0.75%, due 8/15/13, par and fair value of $145,922,400 and $146,880,016, respectively)	144,000	144,000,000
Morgan Stanley & Co. LLC, 0.18%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $258,502,585, collateralized by various US Treasury obligations, 2.50% to 4.50%, due 2/15/15 to 2/28/17, par and fair value of $243,859,800 and $263,670,096, respectively)	258,500	258,500,000
RBS Securities Inc., 0.19%, 1/02/13 (Purchased on 12/31/12 to be repurchased at $162,001,710, collateralized by various US Treasury obligations, 1.25% to 4.25%, due 2/15/14 to 5/15/22, par and fair value of $161,256,400 and $165,245,443, respectively)	162,000	162,000,000
Total Repurchase Agreements — 71.6%		1,872,160,000
Total Investments (Cost — $2,613,566,957*) — 100.0%		2,613,566,957
Other Assets Less Liabilities — 0.0%		257,429

Net Assets — 100.0%		$2,613,824,386

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	DECEMBER 31, 2012

Schedule of Investments (concluded)	Treasury Money Market Master Portfolio

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$2,613,566,957	—	$2,613,566,957

[1]	See above Schedule of Investments for values in each security type.

Certain of the Master Portfolio’s assets are held at carrying amount which approximates fair value for financial statement purposes. As of December 31, 2012, cash of $88 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	51

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2012	Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Assets
Investments at value — unaffiliated[1]	—	$30,352,579,219	$12,298,476,072	$741,406,957
Repurchase agreements — unaffiliated[2]	$17,629,000	4,922,586,000	3,632,500,000	1,872,160,000
Cash	762	4,646,310	177,388	88
Interest receivable	103	11,578,243	4,252,010	423,207
Contributions receivable from investors	2	932	6,870	2
Receivable from advisor	641	—	—	—

Total assets	17,630,508	35,291,390,704	15,935,412,340	2,613,990,254

Liabilities
Investment advisory fees payable	—	2,115,197	903,246	138,079
Professional fees payable	15,945	72,520	31,598	19,742
Trustees’ fees payable	737	104,125	36,728	8,047

Total liabilities	16,682	2,291,842	971,572	165,868

Net Assets	$17,613,826	$35,289,098,862	$15,934,440,768	$2,613,824,386

Net Assets Consist of
Investors’ capital	$17,613,826	$35,289,098,862	$15,934,440,768	$2,613,824,386

[1] Investments at cost — unaffiliated	—	$30,352,579,219	$12,298,476,072	$741,406,957

[2] Repurchase agreements at cost — unaffiliated	$17,629,000	$4,922,586,000	$3,632,500,000	$1,872,160,000

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2012	Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Investment Income
Income	$15,618	$124,905,098	$39,146,925	$2,865,261

Expenses
Investment advisory	9,249	36,786,247	12,078,166	1,887,231
Professional	15,815	125,568	45,061	21,857
Independent Trustees	3,051	393,158	125,342	28,320

Total expenses	28,115	37,304,973	12,248,569	1,937,408
Less fees waived by advisor	(21,738)	(11,554,727)	(3,793,901)	(625,320)

Total expenses after fees waived	6,377	25,750,246	8,454,668	1,312,088

Net investment income	9,241	99,154,852	30,692,257	1,553,173

Realized Gain
Net realized gain from investments	—	2,320,981	1,868,766	127,929

Net Increase in Net Assets Resulting from Operations	$9,241	$101,475,833	$32,561,023	$1,681,102

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	DECEMBER 31, 2012

Statements of Changes in Net Assets	Master Investment Portfolio

	Government Money Market Master Portfolio		Money Market Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011

Operations
Net investment income	$9,241	$101,405	$99,154,852	$60,329,486
Net realized gain	—	—	2,320,981	1,791,140

Net increase in net assets resulting from operations	9,241	101,405	101,475,833	62,120,626

Capital Transactions
Proceeds from contributions	51,211,494	1,348,250,366	56,711,226,061	52,848,164,282
Value of withdrawals	(43,961,715)	(1,364,470,587)	(50,051,649,581)	(44,389,795,004)

Net increase (decrease) in net assets derived from capital transactions	7,249,779	(16,220,221)	6,659,576,480	8,458,369,278

Net Assets
Total increase (decrease) in net assets	7,259,020	(16,118,816)	6,761,052,313	8,520,489,904
Beginning of year	10,354,806	26,473,622	28,528,046,549	20,007,556,645

End of year	$17,613,826	$10,354,806	$35,289,098,862	$28,528,046,549

	Prime Money Market Master Portfolio		Treasury Money Market Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011

Operations
Net investment income	$30,692,257	$22,972,083	$1,553,173	$551,263
Net realized gain	1,868,766	1,678,063	127,929	34,809

Net increase in net assets resulting from operations	32,561,023	24,650,146	1,681,102	586,072

Capital Share Transactions
Proceeds from contributions	64,244,951,166	47,593,540,246	20,119,690,374	18,466,639,450
Value of withdrawals	(59,075,368,652)	(46,956,950,307)	(19,110,014,931)	(19,065,391,442)

Net increase (decrease) in net assets derived from capital transactions	5,169,582,514	636,589,939	1,009,675,443	(598,751,992)

Net Assets
Total increase (decrease) in net assets	5,202,143,537	661,240,085	1,011,356,545	(598,165,920)
Beginning of year	10,732,297,231	10,071,057,146	1,602,467,841	2,200,633,761

End of year	$15,934,440,768	$10,732,297,231	$2,613,824,386	$1,602,467,841

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	53

Financial Highlights	Master Investment Portfolio

	Government Money Market Master Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008

Total Investment Return
Total investment return	0.10%	0.08%	0.13%	0.12%	1.99%

Ratios to Average Net Assets
Total expenses	0.30%	0.12%	0.11%	0.10%	0.10%

Total expenses after fees waived	0.07%	0.07%	0.02%	0.05%	0.05%

Net investment income	0.10%	0.09%	0.11%	0.12%	0.59%

Supplemental Data
Net assets, end of year (000)	$17,614	$10,355	$26,474	$656,444	$1,717,936

	Money Market Master Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008

Total Investment Return
Total investment return	0.27%	0.23%	0.27%	0.48%	2.90%	[1]

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.27%	0.22%	0.26%	0.48%	2.88%

Supplemental Data
Net assets, end of year (000)	$35,289,099	$28,528,047	$20,007,557	$21,134,748	$22,488,961

[1]

For the year ended December 31, 2008, 0.01% of the total return consists of purchase of securities by BlackRock Fund Advisors (“BFA” or the “Manager”) at the prices in excess of the securities’ then current fair value. Excluding these items, total return would have been 2.89%.

See Notes to Financial Statements.

54	BLACKROCK FUNDS III	DECEMBER 31, 2012

Financial Highlights (concluded)	Master Investment Portfolio

	Prime Money Market Master Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008

Total Investment Return
Total investment return	0.25%	0.21%	0.25%	0.37%	2.88%	[1]

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%	0.07%	0.07%	0.07%	0.06%

Net investment income	0.25%	0.21%	0.25%	0.41%	2.77%

Supplemental Data
Net assets, end of year (000)	$15,934,441	$10,732,297	$10,071,057	$12,208,516	$16,570,735

[1]

For the year ended December 31, 2008, 0.01% of the total return consists of purchase of securities by BFA at the prices in excess of the securities’ then current fair value. Excluding these items, total return would have been 2.87%.

	Treasury Money Market Master Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008

Total Investment Return
Total investment return	0.06%	0.09%	0.13%	0.11%	1.64%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived	0.07%	0.06%	0.06%	0.05%	0.02%

Net investment income	0.08%	0.03%	0.13%	0.10%	0.48%

Supplemental Data
Net assets, end of year (000)	$2,613,824	$1,602,468	$2,200,634	$4,288,938	$1,650,804

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	55

Notes to Financial Statements	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of MIP: Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each a “Master Portfolio” and together, the “Master Portfolios”). The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. Each Master Portfolio seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements: The Master Portfolios may invest in repurchase agreements. In a repurchase agreement, a Master Portfolio purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, a Master Portfolio could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio are each classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each of Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Government Money Market Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on each Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolios’ investment

56	BLACKROCK FUNDS III	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	Master Investment Portfolio

advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays BFA a monthly fee at an annual rate of 0.10% of the average daily value of the Master Portfolio’s net assets. BFA has contractually agreed to waive 0.03% of its investment advisory fees through April 30, 2013. BFA has also voluntarily agreed to waive investment advisory fees to enable the feeders that invest in the Master Portfolios to maintain minimum levels of daily net investment income. BFA may discontinue the voluntary waiver at any time. For the year ended December 31, 2012, the amounts included in fees waived by advisor in the Statements of Operations are as follows:

Government Money Market Master Portfolio	$2,872
Money Market Master Portfolio	$11,036,001
Prime Money Market Master Portfolio	$3,623,498
Treasury Money Market Master Portfolio	$575,143

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BFA has contractually agreed to cap the expenses of the Master Portfolios at the rate at which the Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2013. The amounts waived are included in fees waived by advisor in the Statements of Operations. For the year ended December 31, 2012, such waiver amounts are as follows:

Government Money Market Master Portfolio	$18,866
Money Market Master Portfolio	$518,726
Prime Money Market Master Portfolio	$170,403
Treasury Money Market Master Portfolio	$50,177

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as administrator and entered into an Administration Agreement with the Trust, on behalf of the Funds, on similar terms.

BAL, and previously BTC, is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BAL, and previously BTC, is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL, and previously BTC, (or an affiliate) receives investment advisory fees from the Master Portfolios.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

3. Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	DECEMBER 31, 2012	57

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio, each a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

58	BLACKROCK FUNDS III	DECEMBER 31, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None

BLACKROCK FUNDS III	DECEMBER 31, 2012	59

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of, BlackRock, and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

60	BLACKROCK FUNDS III	DECEMBER 31, 2012

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust/MIP serve at the pleasure of the Board.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian, Transfer Agent and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

Administrator BlackRock Advisors LLC Wilmington, DE 19809	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Legal Counsel Sidley Austin LLP New York, NY 10019

BLACKROCK FUNDS III	DECEMBER 31, 2012	61

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses [open end only], annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (202) SEC-0330. Each Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (877) 244-1544.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (877) 244-1544; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (877) 244-1544 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (877) 244-1544 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

62	BLACKROCK FUNDS III	DECEMBER 31, 2012

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	DECEMBER 31, 2012	63

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 768-2836. Each Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

# MMF4-12/12-AR

Item 2 –	Code of Ethics – Each registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent: Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services The following table presents fees billed by PricewaterhouseCoopers in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Funds III	$306,936	$306,936	$3,800	$0	$183,718	$183,718	$0	$0
Master Investment Portfolio	$422,030	$422,030	$3,800	$0	$351,500	$351,500	$0	$0

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]

Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Funds III	$187,518	$183,718
Master Investment Portfolio	$355,300	$351,500

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date:	February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date:	February 28, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds III and Master Investment Portfolio

Date:	February 28, 2013